UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08764

PACE® Select Advisors Trust

(Exact name of registrant as specified in charter)

787 Seventh Avenue, New York, New York 10019

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2022

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

PACE® Select Advisors Trust

Annual Report | July 31, 2022

Introduction

September 14, 2022

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the 12-months ended July 31, 2022 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

Economic headwinds develop

While the global economy continued to expand during the reporting period as a whole, there were signs of potential weakness on the horizon. These included the ongoing challenges from COVID-19 and its variants, elevated and persistent inflation, supply chain bottlenecks, monetary policy tightening, and repercussions from the war in Ukraine. Looking back, third quarter 2021 US annualized gross domestic product ("GDP") was 2.3%. GDP then grew 6.9% over the fourth quarter of the year. The US economy then contracted 1.6% in the first quarter of 2022. This was partially attributed to rising imports and moderating business inventory buildups. Finally, the Commerce Department's initial estimate for second quarter annualized GDP was -0.9%.

With US inflation hitting a 40-year high, the Federal Reserve Board (the "Fed") took a number of aggressive actions in an attempt to combat rising prices. The Fed ended its monthly asset purchases in March 2022 and then raised the federal funds rate, the interest rate that banks charge each other to borrow or lend excess reserves overnight, from a range between 0.00% to 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% and 0.75% at its May and June meetings, respectively. The latter rate hike was the largest by the Fed since 1994. The Fed also began shrinking its balance sheet, a process called "quantitative tightening." Finally, on July 27, 2022, the Fed raised rates 0.75%, to a range between 2.25% and 2.50%. Overseas, the Bank of England raised rates for a fifth consecutive time at its June 2022 meeting, and the European Central Bank raised rates at its July meeting—the first increase in 11 years.

From a global perspective, in its July 2022 World Economic Outlook, the International Monetary Fund ("IMF") said, "A tentative recovery in 2021 has been followed by increasingly gloomy developments in 2022. Performance was slightly better than expected in the first quarter, but world real GDP is estimated to have shrunk in the second quarter—the first contraction since 2020—owing to economic downturns in China and Russia." The IMF now expects U.S. GDP growth to be 2.3% in 2022, versus 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP growth in the eurozone, U.K. and Japan will be 2.6%, 3.2% and 1.7%, respectively. For comparison purposes, GDP growth in these economies were 5.4%, 7.4% and 1.7%, respectively, in 2021.

Global equities experience a setback

Equities around the globe generated weak returns during the reporting period. The US market was dragged down by elevated inflation, expectations for aggressive Fed rate hikes and concerns whether the central bank could orchestrate a "soft landing" for the economy. Investor sentiment was also negatively impacted by the ongoing impact from the war in Ukraine. For the 12-months ended July 31, 2022, the S&P 500 Index1 returned -4.64% and entered a bear market in June (a decline of 20% from a recent high). Outside the US, international developed equities, as measured by the MSCI EAFE Index (net),2 returned -14.32%. Emerging markets equities were even weaker, as the MSCI Emerging Markets Index (net)3 returned -20.09%.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The fixed income market falls sharply

The global fixed income market also performed poorly, as many central banks pivoted to tightening monetary policy to battle inflation. In the US, short- and long-term US Treasury yields moved sharply higher. For the 12 months ended July 31, 2022, the yield on the US 10-year Treasury rose from 1.24% to 2.69%. 10-year government bond yields outside the US also moved higher. (Bond yields and prices generally move in the opposite direction.) For the 12-month reporting period as a whole, the overall US bond market, as measured by the Bloomberg US Aggregate Index,4 returned -9.12%. Returns of riskier fixed income securities also fell sharply. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 returned -10.74%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 returned -17.11% during the reporting period.

We appreciate your confidence and continued investment in the PACE Funds.

Sincerely,

Igor Lasun
President, PACE Select Advisors Trust
Managing Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2022. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 14, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

4  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Government Money Market Investments Fund

Performance

The seven-day current yield for the Fund as of July 31, 2022 was 1.09% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 5. Please remember that the PACE program fee is assessed outside the Fund at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's Comments

With the Fed aggressively raising interest rates, the yields on short-term fixed income securities moved higher during the reporting period.

We tactically adjusted the Fund's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Fund had a WAM of 41 days. This was 21 days at the end of the reporting period.

A number of adjustments were made to the Fund's sector and issuer positioning during the 12-month period. We significantly reduced the Fund's exposures to US Treasury obligations and repurchase agreements. Meanwhile, we meaningfully increased its position in US government and agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust – UBS Government Money Market Investments Fund

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Fund. The Fund invests in a diversified portfolio of high-quality money market instruments of governmental issuers and in related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—July 31, 2022 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	1.09%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	1.10
Seven-day current yield before fee waivers and/or expense reimbursements[1]	1.08
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	1.08
Weighted average maturity[2]	21 days
Portfolio composition[3]
U.S. government agency obligations	78.9%
Repurchase agreements	16.8
U.S. Treasury obligations	5.2
Liabilities in excess of other assets	(0.9)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments Fund's sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The portfolio is actively managed and its composition will vary over time.

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2022

	Face amount	Value
U.S. government agency obligations—78.9%
Federal Farm Credit Bank 0.070%, due 08/10/22	$1,500,000	$1,500,000
0.070%, due 08/19/22	1,500,000	1,499,994
SOFR + 0.013%, 1.543%, due 01/30/23[1]	2,000,000	2,000,000
SOFR + 0.018%, 2.298%, due 07/13/23[1]	1,500,000	1,499,530
SOFR + 0.025%, 2.305%, due 12/16/22[1]	2,500,000	2,499,990
SOFR + 0.025%, 2.305%, due 08/04/23[1]	1,000,000	1,000,000
SOFR + 0.025%, 2.305%, due 08/10/23[1]	500,000	500,000
SOFR + 0.025%, 2.305%, due 08/28/23[1]	1,000,000	1,000,000
SOFR + 0.025%, 2.305%, due 09/08/23[1]	1,000,000	1,000,000
SOFR + 0.025%, 2.305%, due 09/27/23[1]	500,000	500,000
SOFR + 0.025%, 2.305%, due 10/27/23[1]	1,000,000	1,000,000
SOFR + 0.025%, 2.305%, due 11/30/23[1]	500,000	499,830
SOFR + 0.030%, 2.310%, due 10/13/23[1]	1,000,000	1,000,000
SOFR + 0.030%, 2.310%, due 10/20/23[1]	500,000	500,000
SOFR + 0.030%, 2.310%, due 10/27/23[1]	1,500,000	1,500,000
SOFR + 0.035%, 2.315%, due 04/21/23[1]	500,000	500,000
SOFR + 0.035%, 2.315%, due 04/27/23[1]	500,000	500,000
SOFR + 0.035%, 2.315%, due 06/16/23[1]	1,000,000	1,000,000
SOFR + 0.040%, 2.320%, due 03/10/23[1]	1,000,000	1,000,000
SOFR + 0.040%, 2.320%, due 11/02/23[1]	1,000,000	1,000,000
SOFR + 0.045%, 2.325%, due 03/01/24[1]	1,000,000	1,000,000
SOFR + 0.050%, 2.330%, due 11/21/22[1]	750,000	750,000
SOFR + 0.050%, 2.330%, due 08/22/23[1]	500,000	500,000
SOFR + 0.050%, 2.330%, due 05/09/24[1]	1,000,000	1,000,000
SOFR + 0.055%, 2.335%, due 02/09/23[1]	500,000	500,000
SOFR + 0.060%, 2.340%, due 01/20/23[1]	500,000	500,000
SOFR + 0.060%, 2.340%, due 12/13/23[1]	500,000	500,000
SOFR + 0.070%, 2.350%, due 12/14/23[1]	1,000,000	1,000,000
Federal Home Loan Bank 0.210%, due 12/12/22	1,000,000	1,000,000
	Face amount	Value
U.S. government agency obligations—(continued)
SOFR + 0.040%, 1.570%, due 12/30/22[1]	$2,000,000	$2,000,000
SOFR + 0.010%, 2.290%, due 09/06/22[1]	3,000,000	3,000,000
SOFR + 0.030%, 2.310%, due 10/25/22[1]	4,000,000	4,000,000
SOFR + 0.030%, 2.310%, due 11/29/22[1]	4,000,000	4,000,000
SOFR + 0.035%, 2.315%, due 11/25/22[1]	4,000,000	4,000,000
SOFR + 0.055%, 2.335%, due 05/24/23[1]	4,000,000	4,000,000
SOFR + 0.060%, 2.340%, due 12/15/22[1]	1,000,000	1,000,000
SOFR + 0.090%, 2.370%, due 08/19/22[1]	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes 0.980%, due 08/05/22[2]	3,000,000	2,999,673
0.998%, due 08/03/22[2]	3,000,000	2,999,834
1.085%, due 08/17/22[2]	3,000,000	2,998,553
1.130%, due 08/23/22[2]	2,500,000	2,498,274
1.137%, due 08/19/22[2]	2,000,000	1,998,863
1.190%, due 08/30/22[2]	2,500,000	2,497,603
1.190%, due 08/31/22[2]	3,000,000	2,997,025
1.190%, due 09/02/22[2]	3,000,000	2,996,827
1.310%, due 09/07/22[2]	3,000,000	2,995,961
1.350%, due 09/09/22[2]	4,000,000	3,994,150
1.380%, due 08/02/22[2]	15,000,000	14,999,425
1.380%, due 08/04/22[2]	4,000,000	3,999,540
1.400%, due 08/02/22[2]	10,000,000	9,999,611
1.400%, due 08/03/22[2]	7,000,000	6,999,456
1.460%, due 08/11/22[2]	10,000,000	9,995,944
1.480%, due 08/09/22[2]	10,000,000	9,996,711
1.495%, due 08/10/22[2]	10,000,000	9,996,262
1.520%, due 08/08/22[2]	10,000,000	9,997,044
1.540%, due 08/18/22[2]	10,000,000	9,992,728
1.550%, due 08/16/22[2]	10,000,000	9,993,542
1.550%, due 08/17/22[2]	12,000,000	11,991,733
1.590%, due 08/24/22[2]	6,400,000	6,393,499
1.600%, due 08/29/22[2]	10,000,000	9,987,556
1.680%, due 08/30/22[2]	10,000,000	9,986,467
1.740%, due 09/02/22[2]	10,000,000	9,984,533
1.800%, due 08/08/22[2]	10,000,000	9,996,500
1.810%, due 09/14/22[2]	5,000,000	4,988,939
1.830%, due 09/02/22[2]	4,000,000	3,993,493
1.840%, due 09/23/22[2]	4,000,000	3,989,164
1.870%, due 09/16/22[2]	8,000,000	7,980,884
1.900%, due 08/23/22[2]	10,000,000	9,988,389
1.900%, due 08/26/22[2]	10,000,000	9,986,806
1.920%, due 09/30/22[2]	3,000,000	2,990,400
1.930%, due 08/25/22[2]	5,000,000	4,993,567
2.000%, due 09/07/22[2]	5,000,000	4,989,722
2.017%, due 10/05/22[2]	4,000,000	3,985,433
2.020%, due 10/04/22[2]	4,000,000	3,985,636
2.040%, due 09/01/22[2]	10,000,000	9,982,433
2.175%, due 09/08/22[2]	5,000,000	4,988,521
2.200%, due 09/16/22[2]	10,000,000	9,971,889

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2022

	Face amount	Value
U.S. government agency obligations—(concluded)
2.430%, due 10/28/22[2]	$3,000,000	$2,982,180
2.497%, due 10/21/22[2]	4,000,000	3,977,527
2.750%, due 12/15/22[2]	2,000,000	1,979,221
Federal Home Loan Mortgage Corp.
SOFR + 0.095%, 2.375%, due 08/19/22[1]	2,000,000	2,000,000
Total U.S. government agency obligations (cost—$332,290,862)		332,290,862
U.S. Treasury obligations—5.2%
U.S. Treasury Bills 0.080%, due 08/11/22[3]	1,000,000	999,978
0.920%, due 08/04/22[3]	1,000,000	999,925
0.925%, due 08/04/22[3]	2,000,000	1,999,848
0.982%, due 08/16/22[3]	3,000,000	2,998,794
1.084%, due 08/23/22[3]	1,000,000	999,349
1.089%, due 08/23/22[3]	2,000,000	1,998,692
1.130%, due 08/30/22[3]	3,000,000	2,997,318
1.249%, due 09/06/22[3]	3,000,000	2,996,319
1.450%, due 11/03/22[3]	3,000,000	2,988,877
U.S. Treasury Notes 0.125%, due 08/31/22	1,000,000	1,000,036
1.500%, due 09/15/22	2,000,000	2,003,488
Total U.S. Treasury obligations (cost—$21,982,625)		21,982,625
	Face amount	Value
Repurchase agreements—16.8%
Repurchase agreement dated 07/29/22 with Fixed Income Clearing Corp., 2.250% due 08/01/22, collateralized by $746,000 U.S. Treasury Note, 2.875% due 06/15/25; (value—$746,700); proceeds: $732,137	$732,000	$732,000
Repurchase agreement dated 07/29/22 with Goldman Sachs & Co., 2.240% due 08/01/22, collateralized by $3,605,000 Federal Farm Credit Bank, 2.207% to 5.700% due 12/08/23 to 07/19/32; (value—$3,653,858), $38,353,000 Federal Home Loan Bank obligation, 0.000% due 10/28/22; (value—$38,111,376), $5,311,000 Federal National Mortgage Association obligations, 1.625% to 6.625% due 10/15/24 to 07/15/37; (value—$6,268,585) and $28,894,244 US Treasury Bond Strips, 0.000% due 11/15/2023 to 05/15/35; (value—$23,264,181); proceeds: $69,913,048	69,900,000	69,900,000
Total repurchase agreements (cost—$70,632,000)		70,632,000
Total investments (cost—$424,905,487 which approximates cost for federal income tax purposes)—100.9%		424,905,487
Liabilities in excess of other assets—(0.9)%		(3,985,407)
Net assets—100.0%		$420,920,080

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$332,290,862	$—	$332,290,862
U.S. Treasury obligations	—	21,982,625	—	21,982,625
Repurchase agreements	—	70,632,000	—	70,632,000
Total	$—	$424,905,487	$—	$424,905,487

At July 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

3  Rates shown reflect yield at July 31, 2022.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -8.09% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Mortgage-Backed Securities Index (the "benchmark") returned -6.69%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 10. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio generated a negative return and underperformed its benchmark during the reporting period. Overall interest rate strategies were negative for results. An overweight to the 5-year and 7-year portions of the US bond curve detracted from returns as Treasury yields rose. Overall mortgage strategies detracted from relative performance. Relative value trades within agency mortgage-backed securities (MBS), including an up-in-coupon bias within Ginnie Mae and Fannie Mae mortgages, were headwinds for returns. An allocation to senior securitized credit contributed to performance. However, exposure to select collateralized loan obligations (CLOs) detracted from returns.

Overall, derivative usage was positive for performance during the period. The use of interest rate swaps to manage US interest rate exposure and yield curve positioning detracted from performance, while the use of interest rate options contributed to results. Mortgage pool options, used to manage interest rate and volatility risk within the sector, detracted from performance. Options on swaps were primarily used to manage interest rate exposure and currency volatility and were neutral for returns. Total return swaps, used to replicate broad exposure to interest only agency mortgages while limiting idiosyncratic risk of owning individual bonds, were neutral for results. Overall, the use of currency options, futures, and interest rate swaps were all neutral for performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The subadvisor utilizes a strategy that involves buying or selling specific bonds based on an analysis of their values relative to other similar bonds.

PACE Mortgage-Backed Securities Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(8.25)%	0.68%	1.16%
Class Y2	(8.01)	0.92	1.42
Class P3	(8.09)	0.91	1.41
After deducting maximum sales charge
Class A1	(11.69)	(0.09)	0.78
Bloomberg US Mortgage-Backed Securities Index[4]	(6.69)	0.91	1.42

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(10.85)%	0.10%	0.90%
Class Y2	(10.63)	0.34	1.16
Class P3	(10.62)	0.35	1.16
After deducting maximum sales charge
Class A1	(14.21)	(0.66)	0.52

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.14% and 0.98%; Class Y— 0.95% and 0.73%; and Class P— 0.96% and 0.73%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.97%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Mortgage-Backed Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Mortgage-Backed Securities Fixed Income Investments Class P shares versus the Bloomberg US Mortgage-Backed Securities Index over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Mortgage-Backed Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Mortgage-Backed Securities Fixed Income Investments

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Characteristics
Weighted average duration	5.31 yrs.
Weighted average maturity	8.41 yrs.
Average coupon	3.01%
Top ten holdings (long holdings)
UMBS TBA, 2.500%	28.0%
UMBS TBA, 3.500%	13.9
UMBS TBA, 2.000%	13.0
UMBS TBA, 4.000%	9.6
UMBS TBA, 3.000%	7.7
GNMA II TBA, 3.000%	6.5
GNMA II TBA, 4.500%	5.0
FNMA, 3.000% due 07/01/51	2.5
GNMA II TBA, 2.000%	2.3
FHLMC, 2.500% due 08/01/51	2.0
Total	90.5%
Asset allocation
U.S. government agency obligations	150.1%
Mortgage-backed securities	21.9
Asset-backed securities	14.8
Short-term investments	0.9
Repurchase agreements	0.9
U.S. Treasury obligations	0.4
Short-term U.S. Treasury obligations	0.4
Options and swaptions purchased	0.3
Investments sold short	(10.3)
Cash equivalents and liabilities in excess of other assets	(79.4)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Asset-backed securities—14.8%
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, Series 2005-R1, Class M4, 1 mo. USD LIBOR + 1.110%, 3.369%, due 03/25/35[1]	$200,000	$195,465
AMMC CLO 16 Ltd., Series 2015-16A, Class AR2, 3 mo. USD LIBOR + 0.980%, 3.463%, due 04/14/29[1,2]	1,419,354	1,406,321
Amortizing Residential Collateral Trust, Series 2004-1, Class A5, 1 mo. USD LIBOR + 1.000%, 3.259%, due 10/25/34[1]	93,742	90,623
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class ARR, 3 mo. USD LIBOR + 1.050%, 3.562%, due 07/15/30[1,2]	900,000	887,760
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, 1 mo. USD LIBOR + 1.350%, 3.349%, due 11/15/36[1,2]	4,500,000	4,378,214
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1, 1 mo. USD LIBOR + 1.200%, 3.459%, due 08/25/34[1]	2,653,710	2,637,545
Chase Funding Trust, Series 2002-3, Class 2A1, 1 mo. USD LIBOR + 0.640%, 2.899%, due 08/25/32[1]	125,924	117,661
Series 2002-4, Class 2A1, 1 mo. USD LIBOR + 0.740%, 2.999%, due 10/25/32[1]	7,130	6,843
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 1 mo. USD LIBOR + 1.350%, 3.609%, due 10/25/37[1,2]	284,838	283,593
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4, 1 mo. USD LIBOR + 0.500%, 2.759%, due 07/25/34[1]	66,856	62,660
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-4, Class M1, 1 mo. USD LIBOR + 0.720%, 2.979%, due 07/25/34[1]	49,310	48,237
Series 2004-6, Class M1, 1 mo. USD LIBOR + 0.900%, 3.159%, due 10/25/34[1]	82,498	79,696
Dryden Senior Loan Fund, Series 2017-47A, Class A1R, 3 mo. USD LIBOR + 0.980%, 3.492%, due 04/15/28[1,2]	1,753,818	1,732,372
EMC Mortgage Loan Trust, Series 2003-A, Class A2, 1 mo. USD LIBOR + 1.500%, 3.759%, due 08/25/40[1,2]	47,478	45,275
	Face amount	Value
Asset-backed securities—(continued)
Equifirst Loan Securitization Trust, Series 2007-1, Class A1, 1 mo. USD LIBOR + 0.170%, 2.429%, due 04/25/37[1,2]	$1,351,406	$1,245,675
Gallatin CLO VIII Ltd., Series 2017-1A, Class A1R, 3 mo. USD LIBOR + 1.090%, 3.602%, due 07/15/31[1,2]	1,400,000	1,377,459
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class M1, 1 mo. USD LIBOR + 0.405%, 2.664%, due 05/25/36[1]	22,285	22,550
KGS-Alpha SBA COOF Trust, Series 2012-5, Class A, 0.956%, due 04/25/38[2,3,4,5]	8,389,640	175,658
LCM XV LP, Series 15A, Class AR2, 3 mo. USD LIBOR + 1.000%, 3.710%, due 07/20/30[1,2]	4,900,000	4,817,768
LCM XX LP, Series 20A, Class AR, 3 mo. USD LIBOR + 1.040%, 3.750%, due 10/20/27[1,2]	91,717	91,036
Magnetite XVIII Ltd., Series 2016-18A, Class AR2, 3 mo. USD LIBOR + 0.880%, 2.291%, due 11/15/28[1,2]	2,908,643	2,864,903
MF1 LLC, Series 2022-FL9, Class A, 1 Month CME Term SOFR + 2.150%, 2.960%, due 06/19/37[1,2]	3,000,000	2,929,449
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2, 1 mo. USD LIBOR + 0.180%, 2.439%, due 04/25/37[1]	50,221	30,183
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WHQ3, Class M4, 1 mo. USD LIBOR + 0.945%, 3.204%, due 06/25/35[1]	51,003	50,816
PRET LLC, Series 2021-RN2, Class A1, 1.744%, due 07/25/51[2,6]	4,751,592	4,415,335
Series 2022-RN1, Class A1, 3.721%, due 07/25/51[2,3,6]	1,490,466	1,420,472
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD LIBOR + 0.630%, 2.889%, due 12/25/35[1]	118,754	118,076
Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 1 mo. USD LIBOR + 0.880%, 3.139%, due 08/25/33[1]	112,466	104,611
Saxon Asset Securities Trust, Series 2005-3, Class M3, 1 mo. USD LIBOR + 0.750%, 1.647%, due 11/25/35[1]	1,285,877	1,243,808

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Asset-backed securities—(concluded)
Sound Point CLO XII Ltd., Series 2016-2A, Class AR2, 3 mo. USD LIBOR + 1.050%, 3.760%, due 10/20/28[1,2]	$856,814	$846,336
Sound Point CLO XIV Ltd., Series 2016-3A, Class AR2, 3 mo. USD LIBOR + 0.990%, 3.773%, due 01/23/29[1,2]	585,973	580,342
Soundview Home Loan Trust, Series 2007-OPT1, Class 1A1, 1 mo. USD LIBOR + 0.200%, 2.459%, due 06/25/37[1]	602,053	436,289
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1, 1 mo. USD LIBOR + 0.135%, 2.394%, due 07/25/36[1,2]	59,097	58,173
Structured Asset Securities Corp. Trust, Series 2005-AR1, Class M2, 1 mo. USD LIBOR + 0.690%, 2.949%, due 09/25/35[1]	1,061,625	1,014,073
Symphony CLO XIV Ltd., Series 2014-14A, Class AR, 3 mo. USD LIBOR + 0.950%, 3.433%, due 07/14/26[1,2]	61,961	61,745
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3 mo. USD LIBOR + 0.880%, 3.392%, due 04/15/28[1,2]	244,912	242,737
Venture 33 CLO Ltd., Series 2018-33A, Class A1LR, 3 mo. USD LIBOR + 1.060%, 3.572%, due 07/15/31[1,2]	500,000	488,319
Venture 36 CLO Ltd., Series 2019-36A, Class A1AR, 3 mo. USD LIBOR + 1.130%, 3.840%, due 04/20/32[1,2]	800,000	775,536
Venture XXI CLO Ltd., Series 2015-21A, Class AR, 3 mo. USD LIBOR + 0.880%, 3.392%, due 07/15/27[1,2]	95,607	95,521
Vibrant CLO VI Ltd., Series 2017-6A, Class AR, 3 mo. USD LIBOR + 0.950%, 3.046%, due 06/20/29[1,2]	1,291,370	1,276,289
Total asset-backed securities (cost—$39,268,872)		38,755,424
Mortgage-backed securities—21.9%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21, 3.416%, due 11/25/35[5]	305,397	248,892
AREIT Trust, Series 2021-CRE5, Class A, 1 mo. USD LIBOR + 1.080%, 3.236%, due 11/17/38[1,2]	1,466,357	1,408,970
	Face amount	Value
Mortgage-backed securities—(continued)
BCAP LLC, Series 2013-RR1, Class 3A4, 6.000%, due 10/26/37[2,5]	$142,515	$123,069
BCAP LLC Trust, Series 2010-RR1, Class 1A4, 3.208%, due 03/26/37[2,5]	58,401	48,516
Bear Stearns ARM Trust, Series 2002-11, Class 1A2, 2.843%, due 02/25/33[5]	2,319	1,980
Series 2004-2, Class 12A2, 2.705%, due 05/25/34[5]	22,608	20,962
Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC3, Class A2, 5.500%, due 06/25/34[6]	368,141	360,139
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, 5.750%, due 10/25/33[6]	204,201	208,813
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-1A, Class A1, 1 mo. USD LIBOR + 0.280%, 2.539%, due 01/25/35[1,2]	17,828	16,930
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1, 2.998%, due 05/19/33[5]	3,222	2,918
Series 2007-15, Class 2A2, 6.500%, due 09/25/37	24,295	11,718
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, due 01/10/36[2]	3,200,000	3,176,066
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV3, Class A3A, 2.500%, due 05/25/51[2,5]	3,419,806	3,021,510
Series 2022-INV1, Class A3B, 3.000%, due 11/27/51[2,5]	3,304,697	3,031,929
CSMC Trust, Series 2013-MH1, Class A, 4.771%, due 05/27/53[2,5]	952,455	968,757
Series 2021-INV1, Class A3, 2.500%, due 07/25/56[2,5]	265,248	236,063
FHLMC GNMA, Series 13, Class B, 7.000%, due 06/25/23	1,725	32
Series 23, Class KZ, 6.500%, due 11/25/23	1,246	1,258
FHLMC Multifamily Structured Pass-Through Certificates, Series K027, Class X1, 0.698%, due 01/25/23[5]	5,815,915	9,482
FHLMC REMIC, Series 1502, Class PX, 7.000%, due 04/15/23	5,977	6,023
Series 1534, Class Z, 5.000%, due 06/15/23	2,603	2,602
Series 1573, Class PZ, 7.000%, due 09/15/23	1,169	1,184

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Mortgage-backed securities—(continued)
Series 1658, Class GZ, 7.000%, due 01/15/24	$847	$861
Series 1694, Class Z, 6.500%, due 03/15/24	9,294	9,476
Series 1775, Class Z, 8.500%, due 03/15/25	582	614
Series 2136, Class GD, 7.000%, due 03/15/29	935	116
Series 2178, Class PI, 7.500%, due 08/15/29	5,659	865
Series 2400, Class FQ, 1 mo. USD LIBOR + 0.500%, 2.499%, due 01/15/32[1]	34,552	34,655
Series 2411, Class FJ, 1 mo. USD LIBOR + 0.350%, 2.349%, due 12/15/29[1]	7,351	7,323
Series 2513, Class AS, 1 mo. USD LIBOR + 8.000%, 6.001%, due 02/15/32[1]	152,206	22,344
Series 2614, Class WO, 0.000%, due 05/15/33[7]	425,960	365,613
Series 3096, Class FL, 1 mo. USD LIBOR + 0.400%, 2.399%, due 01/15/36[1]	74,002	73,745
Series 3114, Class PF, 1 mo. USD LIBOR + 0.400%, 2.399%, due 02/15/36[1]	406,664	405,272
Series 3153, Class UF, 1 mo. USD LIBOR + 0.430%, 2.429%, due 05/15/36[1]	97,540	97,356
Series 3339, Class LI, 1 mo. USD LIBOR + 6.480%, 4.481%, due 07/15/37[1]	508,713	78,180
Series 3442, Class MT, 1 mo. USD LIBOR, 1.999%, due 07/15/34[1]	36,820	34,962
Series 3598, Class JI, 0.548%, due 10/15/37[5]	18,514	526
Series 3621, Class WI, 0.573%, due 05/15/37[5]	34,785	1,381
Series 3635, Class IB, 0.487%, due 10/15/37[5]	59,734	2,186
Series 3667, Class FW, 1 mo. USD LIBOR + 0.550%, 2.549%, due 02/15/38[1]	17,280	17,337
Series 3671, Class FQ, 1 mo. USD LIBOR + 0.850%, 2.849%, due 12/15/36[1]	587,600	596,754
Series 3684, Class JI, 1.160%, due 11/15/36[5]	162,775	9,992
Series 3864, Class NT, 1 mo. USD LIBOR + 60.500%, 5.500%, due 03/15/39[1]	266,071	276,692
Series 3962, Class KS, 1.330%, due 06/15/38[5]	124,575	6,987
Series 4037, Class PI, 3.000%, due 04/15/27	667,012	22,580
	Face amount	Value
Mortgage-backed securities—(continued)
Series 4068, Class UF, 1 mo. USD LIBOR + 0.500%, 2.499%, due 06/15/42[1]	$485,237	$485,375
Series 4076, Class SW, 1 mo. USD LIBOR + 6.050%, 4.051%, due 07/15/42[1]	1,142,851	183,641
Series 4100, Class HI, 3.000%, due 08/15/27	145,649	7,496
Series 4131, Class AI, 2.500%, due 10/15/22	4,957	4
Series 4156, Class SA, 1 mo. USD LIBOR + 6.200%, 4.201%, due 01/15/33[1]	881,785	87,756
Series 4165, Class TI, 3.000%, due 12/15/42	639,206	46,317
Series 4182, Class QI, 3.000%, due 02/15/33	79,928	5,488
Series 4182, Class YI, 2.500%, due 03/15/28	1,559,493	79,008
Series 4255, Class SN, 1 mo. USD LIBOR + 12.267%, 7.698%, due 05/15/35[1]	299,073	311,359
Series 4263, Class SD, 1 mo. USD LIBOR + 12.267%, 6.936%, due 11/15/43[1]	365,800	349,230
Series 4265, Class ES, 1 mo. USD LIBOR + 13.760%, 8.278%, due 11/15/43[1]	828,981	763,976
Series 4324, Class IO, 1.087%, due 08/15/36[5]	68,208	1,865
Series 4338, Class SB, 0.837%, due 10/15/41[5]	78,758	3,097
Series 4367, Class GS, 1.033%, due 03/15/37[5]	50,964	2,575
Series 4394, Class WI, 0.989%, due 08/15/41[5]	44,884	1,795
Series 4438, Class WI, 0.988%, due 11/15/38[5]	141,540	5,945
Series 4457, Class DI, 4.000%, due 08/15/24	135,808	3,556
Series 4463, Class IO, 1.169%, due 02/15/38[5]	95,142	3,732
Series 4544, Class IP, 4.000%, due 01/15/46	1,155,343	187,471
Series 4832, Class FW, 1 mo. USD LIBOR + 0.350%, 1.412%, due 04/15/38[1]	1,055,801	1,051,933
Series 4836, Class PO, 0.000%, due 10/15/58[7]	800,374	633,406
Series 4839, Class UO, 0.000%, due 08/15/56[7]	487,658	412,072
Series 4940, Class FE, 1 mo. USD LIBOR + 0.550%, 2.809%, due 01/25/50[1]	297,848	298,499
Series 4945, Class F, 1 mo. USD LIBOR + 0.500%, 1.562%, due 12/15/46[1]	159,387	158,803

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Mortgage-backed securities—(continued)
FHLMC STRIPs, Series 303, Class C19, 3.500%, due 01/15/43	$469,434	$75,242
Series 326, Class F2, 1 mo. USD LIBOR + 0.550%, 2.549%, due 03/15/44[1]	292,599	296,731
Series 330, Class F4, 1 mo. USD LIBOR + 0.350%, 1.412%, due 10/15/37[1]	232,713	234,337
Series 345, Class C13, 3.500%, due 08/15/45	626,997	103,233
FHLMC Whole Loan Securities Trust, Series 2015-SC02, Class 1A, 3.000%, due 09/25/45	228,867	221,381
Series 2017-SC01, Class 1A, 3.000%, due 12/25/46	389,479	374,397
Series 2017-SC01, Class 2A, 3.500%, due 12/25/46	454,933	447,694
FNMA Aces, Series 2016-M11, Class AL, 2.944%, due 07/25/39	797,285	779,163
Series 2020-M33, Class X2, 2.241%, due 01/25/31[5]	590,082	67,253
FNMA REMIC, Series 1993-37, Class PX, 7.000%, due 03/25/23	3,469	3,482
Series 1997-22, Class F, 0.816%, due 03/25/27[5]	318	316
Series 2002-60, Class F1, 1 mo. USD LIBOR + 0.400%, 2.659%, due 06/25/32[1]	40,914	40,832
Series 2003-70, Class SH, 1 mo. USD LIBOR + 14.000%, 9.482%, due 07/25/23[1]	17,322	17,114
Series 2007-67, Class FB, 1 mo. USD LIBOR + 0.320%, 2.579%, due 07/25/37[1]	46,854	46,445
Series 2009-33, Class FB, 1 mo. USD LIBOR + 0.820%, 3.079%, due 03/25/37[1]	335,874	341,468
Series 2010-141, Class FA, 1 mo. USD LIBOR + 0.500%, 2.759%, due 12/25/40[1]	142,647	143,019
Series 2010-76, Class SA, 1 mo. USD LIBOR + 6.500%, 4.241%, due 07/25/40[1]	523,850	65,324
Series 2012-111, Class HS, 1 mo. USD LIBOR + 3.667%, 1.784%, due 10/25/42[1]	37,433	32,580
Series 2012-122, Class LI, 4.500%, due 07/25/41	401,417	34,601
Series 2012-128, Class FK, 1 mo. USD LIBOR + 0.350%, 2.609%, due 11/25/42[1]	143,136	141,946
Series 2012-77, Class IO, 0.980%, due 07/25/52[5]	147,302	4,807
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2012-90, Class FB, 1 mo. USD LIBOR + 0.440%, 2.699%, due 08/25/42[1]	$53,084	$52,974
Series 2013-116, Class IY, 3.000%, due 09/25/43	190,783	13,895
Series 2013-28, Class YS, 1 mo. USD LIBOR + 6.150%, 3.891%, due 07/25/42[1]	403,167	68,054
Series 2013-30, Class GI, 3.000%, due 01/25/43	714,184	67,828
Series 2013-30, Class JI, 3.000%, due 04/25/43	334,923	47,890
Series 2013-34, Class PS, 1 mo. USD LIBOR + 6.150%, 3.891%, due 08/25/42[1]	403,217	36,495
Series 2013-45, Class IK, 3.000%, due 02/25/43	527,918	64,360
Series 2014-42, Class SA, 1.076%, due 07/25/44[5]	157,912	5,034
Series 2014-43, Class BS, 0.845%, due 07/25/44[5]	257,444	11,158
Series 2014-45, Class SA, 1.253%, due 08/25/44[5]	119,609	5,615
Series 2014-47, Class BI, 1.185%, due 08/25/54[5]	251,146	11,036
Series 2014-84, Class AI, 1 mo. USD LIBOR + 6.150%, 0.200%, due 02/25/43[1]	295,515	2,128
Series 2014-92, Class SB, 0.914%, due 01/25/45[5]	150,835	7,079
Series 2015-10, Class SA, 1.047%, due 03/25/45[5]	282,795	12,456
Series 2015-19, Class AI, 1.130%, due 04/25/55[5]	241,828	8,800
Series 2015-47, Class GI, 4.000%, due 06/25/44	55,242	5,983
Series 2015-50, Class SB, 1.393%, due 07/25/45[5]	777,862	39,911
Series 2015-58, Class AI, 1.290%, due 08/25/55[5]	141,892	6,522
Series 2015-64, Class KS, 1.200%, due 09/25/45[5]	199,676	8,898
Series 2015-73, Class ES, 1 mo. USD LIBOR + 9.333%, 5.336%, due 10/25/45[1]	176,805	134,878
Series 2016-14, Class IO, 3.000%, due 03/25/46	407,681	53,705
Series 2016-17, Class CS, 0.950%, due 04/25/46[5]	110,149	6,106
Series 2016-52, Class PI, 3.000%, due 04/25/46	439,530	54,740
Series 2016-63, Class YI, 3.500%, due 04/25/46	59,297	4,103
Series 2016-64, Class IA, 3.000%, due 05/25/46	326,988	42,047
Series 2016-76, Class CS, 0.913%, due 10/25/46[5]	54,143	2,012

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Mortgage-backed securities—(continued)
Series 2018-28, Class CA, 3.000%, due 05/25/48	$283,586	$277,869
Series 2018-85, Class FE, 1 mo. USD LIBOR + 0.300%, 2.559%, due 12/25/48[1]	1,772,162	1,762,726
Series 2019-10, Class FA, 1 mo. USD LIBOR + 0.400%, 2.659%, due 03/25/49[1]	2,896,801	2,885,252
Series 2019-62, Class SN, 1 mo. USD LIBOR + 6.000%, 3.741%, due 11/25/49[1]	223,823	42,024
Series 2020-54, Class WF, 1 mo. USD LIBOR + 0.450%, 1.512%, due 08/25/50[1]	621,527	608,333
Series 2020-70, Class IO, 1.735%, due 10/25/50[5]	13,407,339	757,975
Series 2022-3, Class SD, 30-Day Average SOFR + 2.550%, 1.036%, due 02/25/52[1]	4,178,571	127,869
Series G94-6, Class PJ, 8.000%, due 05/17/24	418	427
FNMA STRIPs, Series 386, Class 14, 6.500%, due 04/25/38	38,332	11,628
Series 413, Class 111, 4.000%, due 07/25/42[5]	515,058	75,354
Series 419, Class C3, 3.000%, due 11/25/43	99,822	14,626
Fremont Home Loan Trust, Series 2004-A, Class M1, 1 mo. USD LIBOR + 0.825%, 3.084%, due 01/25/34[1]	362,413	344,138
GNMA, Series 2007-18, Class CO, 0.000%, due 03/20/35[7]	18,365	17,015
Series 2010-H01, Class FA, 1 mo. USD LIBOR + 0.820%, 2.453%, due 01/20/60[1]	1,016,482	1,015,206
Series 2013-23, Class IP, 3.500%, due 08/20/42	575,644	74,025
Series 2013-77, Class GI, 3.000%, due 02/20/43	848,433	96,588
Series 2013-H19, Class DF, 1 mo. USD LIBOR + 0.650%, 1.770%, due 05/20/63[1]	464,016	461,510
Series 2013-H20, Class FB, 1 mo. USD LIBOR + 1.000%, 2.120%, due 08/20/63[1]	727,883	727,983
Series 2013-H23, Class TA, 1 mo. USD LIBOR + 0.720%, 1.840%, due 09/20/63[1]	432,613	431,442
Series 2014-158, Class IA, 3.500%, due 10/20/29	385,155	31,598
Series 2015-126, Class GS, 1 mo. USD LIBOR + 9.333%, 5.336%, due 09/20/45[1]	323,052	256,978
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2015-127, Class AS, 0.597%, due 06/20/43[5]	$182,531	$5,942
Series 2015-165, Class IB, 3.500%, due 11/20/42	208,084	22,022
Series 2015-166, Class SA, 0.513%, due 06/20/42[5]	186,845	4,427
Series 2015-180, Class SA, 0.463%, due 06/20/42[5]	202,052	6,323
Series 2015-H27, Class FA, 1 mo. USD LIBOR + 0.750%, 1.870%, due 09/20/65[1]	1,777,866	1,771,942
Series 2015-H29, Class FA, 1 mo. USD LIBOR + 0.700%, 1.820%, due 10/20/65[1]	3,633	3,621
Series 2015-H29, Class FJ, 1 mo. USD LIBOR + 0.680%, 1.800%, due 11/20/65[1]	1,389,564	1,382,180
Series 2015-H30, Class FA, 1 mo. USD LIBOR + 0.680%, 1.800%, due 08/20/61[1]	4,245	4,218
Series 2016-118, Class IE, 3.500%, due 09/20/46	35,591	6,192
Series 2016-138, Class WI, 0.463%, due 08/20/45[5]	167,831	3,247
Series 2016-180, Class WI, 0.447%, due 09/20/45[5]	310,399	5,861
Series 2016-H14, Class FA, 1 mo. USD LIBOR + 0.800%, 1.920%, due 06/20/66[1]	366,943	366,135
Series 2017-15, Class WI, 0.419%, due 11/20/45[5]	198,321	4,122
Series 2017-57, Class WI, 0.417%, due 12/20/45[5]	84,645	2,485
Series 2017-H23, Class MA, 3.000%, due 11/20/67	698,731	686,169
GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.119%, due 05/10/50	4,709,809	4,588,353
GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A2, 2.500%, due 02/25/52[2,5]	809,428	714,487
Series 2021-INV1, Class A2, 2.500%, due 12/25/51[2,5]	364,044	321,405
GS Mortgage-Backed Securities Trust, Series 2022-MM1, Class A2, 2.500%, due 07/25/52[2,5]	1,708,129	1,507,041
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1, 1 mo. USD LIBOR + 0.330%, 2.589%, due 12/25/34[1]	2,988	2,898
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + 0.640%, 2.899%, due 02/25/35[1]	195,181	176,605

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Mortgage-backed securities—(continued)
JP Morgan Alternative Loan Trust, Series 2008-R4, Class 2A1, 1 mo. USD LIBOR + 0.500%, 1.523%, due 06/27/37[1,2]	$494,684	$374,286
JP Morgan Mortgage Trust, Series 2019-6, Class A11, 1 mo. USD LIBOR + 0.900%, 3.159%, due 12/25/49[1,2]	529,464	511,279
Series 2019-INV2, Class A11, 1 mo. USD LIBOR + 0.900%, 3.159%, due 02/25/50[1,2]	601,761	584,143
Series 2021-INV4, Class A2, 3.000%, due 01/25/52[2,5]	1,352,985	1,242,466
Series 2021-INV6, Class A2, 3.000%, due 04/25/52[2,5]	1,331,046	1,218,947
Series 2021-INV8, Class A2, 3.000%, due 05/25/52[2,5]	4,148,977	3,809,927
LUXE Trust, Series 2021-MLBH, Class A, 1 mo. USD LIBOR + 0.980%, 2.980%, due 11/15/38[1,2]	200,000	192,288
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 2.441%, due 12/25/34[5]	81,397	78,364
Series 2004-A, Class A1, 1 mo. USD LIBOR + 0.460%, 2.719%, due 04/25/29[1]	15,750	14,701
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1, 1 mo. USD LIBOR + 0.320%, 2.579%, due 01/25/35[1]	18,481	16,916
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B, 1 mo. USD LIBOR + 0.230%, 2.792%, due 02/26/37[1,2]	111,084	105,070
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A, 1 year CMT + 0.500%, 3.610%, due 05/25/42[1,2]	2,204,750	1,968,310
OBX Trust, Series 2022-INV2, Class A1, 3.000%, due 01/25/52[2,3,5]	600,028	550,479
Pepper Residential Securities Trust No. 22, Series 22A, Class A1U, 1 mo. USD LIBOR + 1.000%, 3.126%, due 06/20/60[1,2]	416,567	416,044
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A1, 1 mo. USD LIBOR + 0.500%, 2.759%, due 07/25/36[1]	222,293	166,642
Sequoia Mortgage Trust, Series 11, Class A, 1 mo. USD LIBOR + 0.900%, 3.026%, due 12/20/32[1]	112,276	104,740
Series 5, Class A, 1 mo. USD LIBOR + 0.700%, 2.820%, due 10/19/26[1]	31,955	30,879
	Face amount	Value
Mortgage-backed securities—(concluded)
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-4, Class 1A2, 1 mo. USD LIBOR + 0.440%, 2.699%, due 05/25/37[1]	$94,274	$86,068
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 11A1, 1 mo. USD LIBOR + 0.420%, 2.679%, due 04/25/36[1]	220,599	195,857
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.111%, due 04/25/45[5]	24,871	24,039
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR9, Class 2A, 2.573%, due 09/25/33[5]	42,694	39,963
Total mortgage-backed securities (cost—$62,248,419)		57,640,750
U.S. government agency obligations—150.1%
FHLMC 2.000%, due 04/01/36	838,849	798,575
2.500%, due 01/01/31	120,656	119,755
2.500%, due 11/01/31	32,095	31,813
2.500%, due 07/01/32	59,868	59,302
2.500%, due 08/01/32	265,700	263,187
2.500%, due 09/01/32	353,300	349,959
2.500%, due 11/01/32	11,668	11,558
2.500%, due 12/01/32	321,744	318,701
2.500%, due 01/01/33	79,260	78,511
2.500%, due 12/01/50	1,184,937	1,107,530
2.500%, due 08/01/51	5,507,656	5,168,613
2.500%, due 09/01/51	937,895	877,959
2.500%, due 03/01/52	1,437,797	1,342,300
2.500%, due 04/01/52	105,938	98,743
3.000%, due 01/01/33	900,971	905,062
3.000%, due 02/01/40	1,250,090	1,237,002
3.000%, due 04/01/43	140,249	138,325
3.000%, due 05/01/43	81,192	80,078
3.000%, due 12/01/44	137,879	135,387
3.000%, due 04/01/45	685,330	670,917
3.000%, due 08/01/46	140,160	135,678
3.000%, due 12/01/46	709,414	694,292
3.000%, due 06/01/50	609,120	594,958
3.000%, due 04/01/51	1,730,464	1,670,642
3.000%, due 06/01/51	878,319	847,922
3.000%, due 07/01/51	4,387,250	4,275,962
3.000%, due 10/01/51	182,751	177,463
3.000%, due 12/01/51	1,467,802	1,416,659
3.000%, due 02/01/52	493,562	476,249
3.000%, due 03/01/52	1,195,167	1,152,835
3.000%, due 04/01/52	3,044,790	2,938,153
3.500%, due 09/01/32	243,892	248,545
3.500%, due 12/01/33	149,593	151,601
3.500%, due 06/01/34	87,589	88,666
3.500%, due 07/01/34	37,492	37,954
3.500%, due 03/01/35	487,801	493,803
3.500%, due 04/01/35	265,113	268,548

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
U.S. government agency obligations—(continued)
3.500%, due 05/01/48	$745,264	$746,223
3.500%, due 02/01/50	304,277	303,583
3.500%, due 11/01/51	256,981	254,889
3.500%, due 01/01/52	227,790	225,900
4.000%, due 01/01/37	186,590	192,050
4.000%, due 07/01/43	101,507	104,629
4.000%, due 08/01/44	1,404,548	1,445,630
4.000%, due 11/01/47	150,553	153,539
4.000%, due 01/01/48	416,021	424,272
4.000%, due 02/01/48	21,319	21,742
4.000%, due 03/01/48	12,795	13,013
4.000%, due 04/01/48	29,250	29,749
4.000%, due 06/01/48	129,998	131,320
4.000%, due 10/01/48	1,844,949	1,874,702
4.000%, due 12/01/48	162,067	164,830
4.000%, due 04/01/49	657,907	667,745
4.500%, due 09/01/34	731,649	757,096
4.500%, due 01/01/36	11,109	11,495
4.500%, due 05/01/37	1,176	1,217
4.500%, due 05/01/38	29,835	30,802
4.500%, due 02/01/49	60,652	62,451
4.500%, due 06/01/50	421,489	429,499
5.000%, due 10/01/25	12,269	12,687
5.000%, due 11/01/27	1,993	2,070
5.000%, due 09/01/33	103,394	109,161
5.000%, due 06/01/34	4,057	4,300
5.000%, due 04/01/35	28,037	29,714
5.000%, due 05/01/35	39,972	42,457
5.000%, due 07/01/35	72,410	76,910
5.000%, due 08/01/35	11,009	11,693
5.000%, due 10/01/35	9,941	10,559
5.000%, due 12/01/35	300	318
5.000%, due 07/01/38	136,109	145,027
5.000%, due 11/01/38	95,155	101,287
5.000%, due 06/01/39	21,872	23,318
5.000%, due 03/01/40	2,473	2,640
5.000%, due 07/01/40	97,372	103,927
5.000%, due 09/01/40	89,153	95,076
5.000%, due 11/01/40	31,252	33,356
5.000%, due 02/01/41	127,473	136,103
5.000%, due 03/01/41	19,353	20,059
5.000%, due 04/01/41	50,119	53,513
5.000%, due 05/01/41	29,951	31,979
5.000%, due 07/01/41	18,212	19,445
5.000%, due 08/01/44	26,013	27,689
5.000%, due 03/01/49	757,549	793,175
5.500%, due 02/01/32	715	757
5.500%, due 12/01/32	1,704	1,817
5.500%, due 02/01/33	29,892	32,123
5.500%, due 05/01/33	285	306
5.500%, due 06/01/33	102,460	110,147
5.500%, due 12/01/33	23,483	25,245
5.500%, due 12/01/34	18,903	20,377
5.500%, due 06/01/35	313,602	337,900
5.500%, due 07/01/35	2,486	2,672
5.500%, due 10/01/35	97,998	105,834
5.500%, due 12/01/35	45,922	49,594
	Face amount	Value
U.S. government agency obligations—(continued)
5.500%, due 06/01/36	$175,887	$189,600
5.500%, due 12/01/36	258,864	279,670
5.500%, due 03/01/37	36,580	39,514
5.500%, due 07/01/37	49,123	52,772
5.500%, due 10/01/37	1,357	1,466
5.500%, due 04/01/38	50,227	54,264
5.500%, due 05/01/38	6,127	6,615
5.500%, due 12/01/38	1,026	1,108
5.500%, due 01/01/39	24,768	26,755
5.500%, due 09/01/39	76,334	82,456
5.500%, due 02/01/40	3,156	3,407
5.500%, due 03/01/40	3,273	3,534
5.500%, due 05/01/40	45,557	49,189
5.500%, due 03/01/41	46,238	49,924
6.000%, due 11/01/37	482,208	528,681
7.000%, due 08/01/25	44	45
FHLMC ARM 12 mo. USD LIBOR + 1.760%, 2.009%, due 11/01/36[1]	218,428	222,738
1 year CMT + 2.137%, 2.262%, due 01/01/28[1]	6,830	6,832
1 year CMT + 2.250%, 2.352%, due 09/01/34[1]	349,247	360,651
1 year CMT + 2.192%, 2.358%, due 04/01/29[1]	6,903	6,858
1 year CMT + 2.225%, 2.520%, due 07/01/24[1]	8,970	8,877
12 mo. USD LIBOR + 1.774%, 2.561%, due 10/01/39[1]	614,580	619,716
1 year CMT + 2.415%, 2.613%, due 11/01/25[1]	25,488	25,317
1 year CMT + 2.525%, 2.650%, due 12/01/29[1]	4,412	4,466
12 mo. USD LIBOR + 1.866%, 2.660%, due 11/01/41[1]	573,273	589,477
1 year CMT + 2.415%, 2.688%, due 01/01/29[1]	38,416	38,413
1 year CMT + 2.258%, 2.693%, due 10/01/23[1]	895	890
1 year CMT + 2.625%, 2.750%, due 01/01/30[1]	17,032	17,305
1 year CMT + 2.457%, 2.785%, due 10/01/27[1]	32,023	31,957
1 year CMT + 2.282%, 2.815%, due 06/01/28[1]	27,311	27,341
1 year CMT + 2.134%, 2.848%, due 11/01/27[1]	31,926	31,852
1 year CMT + 2.282%, 2.907%, due 07/01/28[1]	37,437	37,442
1 year CMT + 2.245%, 3.080%, due 11/01/29[1]	50,685	50,849
1 year CMT + 2.438%, 3.142%, due 10/01/27[1]	37,062	37,170
FNMA 2.000%, due 05/01/28	105,326	103,460
2.000%, due 09/01/31	82,309	80,036
2.000%, due 11/01/31	308,159	299,649

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
U.S. government agency obligations—(continued)
2.000%, due 01/01/32	$59,939	$58,284
2.500%, due 06/01/28	81,030	80,412
2.500%, due 07/01/28	716,415	710,953
2.500%, due 08/01/28	202,881	201,335
2.500%, due 09/01/30	16,327	16,205
2.500%, due 11/01/30	26,829	26,629
2.500%, due 01/01/33	247,129	238,979
2.500%, due 11/01/50	460,119	430,061
2.500%, due 01/01/51	1,225,172	1,145,042
2.500%, due 09/01/51	1,875,708	1,755,843
2.500%, due 03/01/52	807,913	754,234
2.500%, due 04/01/52	1,502,566	1,402,497
3.000%, due 11/01/26	160,296	161,352
3.000%, due 05/01/28	83,931	84,477
3.000%, due 02/01/30	116,684	116,968
3.000%, due 04/01/30	34,081	34,163
3.000%, due 05/01/30	44,223	44,329
3.000%, due 10/01/30	14,281	14,316
3.000%, due 04/01/31	1,038,962	1,041,460
3.000%, due 01/01/38	315,102	313,171
3.000%, due 04/01/38	290,198	286,501
3.000%, due 10/01/42	290,582	286,373
3.000%, due 01/01/43	1,102,575	1,086,602
3.000%, due 04/01/43	340,456	335,474
3.000%, due 05/01/43	359,097	353,842
3.000%, due 06/01/43	47,299	46,607
3.000%, due 09/01/43	528,340	520,609
3.000%, due 11/01/46	29,351	28,698
3.000%, due 12/01/46	3,077,071	3,011,448
3.000%, due 09/01/49	883,602	853,631
3.000%, due 11/01/49	265,123	257,850
3.000%, due 02/01/50	1,748,653	1,697,174
3.000%, due 03/01/50	4,061,836	3,942,259
3.000%, due 07/01/50	648,701	626,624
3.000%, due 12/01/50	522,792	505,806
3.000%, due 04/01/51	3,665,491	3,538,881
3.000%, due 05/01/51	3,832,253	3,699,718
3.000%, due 07/01/51	6,654,670	6,424,296
3.000%, due 08/01/51	479,176	462,944
3.000%, due 10/01/51	201,232	194,207
3.000%, due 11/01/51	269,116	259,525
3.000%, due 12/01/51	470,914	454,503
3.000%, due 02/01/52	136,912	132,329
3.000%, due 03/01/52	1,060,164	1,022,931
3.000%, due 04/01/52	4,496,656	4,336,715
3.000%, due 07/01/52	499,795	481,612
3.000%, due 02/01/57	645,319	625,991
3.000%, due 05/01/58	711,315	689,931
3.500%, due 11/01/25	91,685	92,759
3.500%, due 08/01/26	314,165	317,920
3.500%, due 06/01/28	141,702	143,916
3.500%, due 08/01/29	20,925	21,218
3.500%, due 09/01/32	790,789	800,242
3.500%, due 11/01/33	53,373	54,090
3.500%, due 02/01/34	88,749	89,940
3.500%, due 01/01/35	164,623	166,652
3.500%, due 02/01/35	167,520	169,585
	Face amount	Value
U.S. government agency obligations—(continued)
3.500%, due 04/01/35	$158,630	$160,687
3.500%, due 05/01/35	1,110,878	1,126,393
3.500%, due 03/01/42	211,478	213,344
3.500%, due 04/01/42	13,249	13,366
3.500%, due 12/01/42	846,033	853,802
3.500%, due 03/01/43	523,467	528,271
3.500%, due 07/01/43	203,762	205,528
3.500%, due 06/01/45	1,472,375	1,480,382
3.500%, due 08/01/45	26,343	26,487
3.500%, due 09/01/46	698,469	700,215
3.500%, due 08/01/47	164,742	164,447
3.500%, due 09/01/47	236,715	237,086
3.500%, due 11/01/47	301,214	301,054
3.500%, due 12/01/47	306,916	306,367
3.500%, due 02/01/48	263,516	263,856
3.500%, due 03/01/48	936,508	937,719
3.500%, due 02/01/50	110,940	110,687
3.500%, due 03/01/50	4,714,139	4,691,594
3.500%, due 04/01/50	380,548	378,680
3.500%, due 06/01/56	857,403	864,306
3.500%, due 01/01/57	763,669	767,822
3.500%, due 01/01/59	1,188,807	1,190,344
3.575%, due 02/01/26	500,000	502,507
4.000%, due 07/01/25	1,731	1,763
4.000%, due 09/01/25	1,204	1,226
4.000%, due 10/01/25	1,975	2,011
4.000%, due 11/01/25	3,303	3,363
4.000%, due 01/01/26	71,845	73,153
4.000%, due 02/01/26	151,379	154,134
4.000%, due 03/01/26	17,060	17,375
4.000%, due 04/01/26	368,104	374,905
4.000%, due 08/01/32	1,985	2,050
4.000%, due 06/01/33	47,013	48,560
4.000%, due 07/01/33	285,592	294,991
4.000%, due 08/01/33	1,050,559	1,081,287
4.000%, due 07/01/34	385,917	398,886
4.000%, due 07/01/35	896,257	928,167
4.000%, due 04/01/37	714,410	739,899
4.000%, due 03/01/38	507,770	527,545
4.000%, due 07/01/38	626,359	643,125
4.000%, due 08/01/38	275,159	284,209
4.000%, due 09/01/38	328,538	337,332
4.000%, due 05/01/39	62,600	64,416
4.000%, due 09/01/39	160,592	165,251
4.000%, due 09/01/40	1,092,492	1,124,178
4.000%, due 12/01/40	886,631	912,346
4.000%, due 11/01/41	330,573	340,073
4.000%, due 12/01/41	455,335	468,421
4.000%, due 07/01/42	1,861,730	1,918,243
4.000%, due 09/01/42	2,755,759	2,836,329
4.000%, due 10/01/42	2,187,508	2,251,464
4.000%, due 08/01/44	120,825	124,478
4.000%, due 12/01/44	14,231	14,612
4.000%, due 06/01/45	12,026	12,269
4.000%, due 08/01/45	864,548	881,931
4.000%, due 02/01/47	90,443	92,181
4.000%, due 03/01/47	35,909	36,589

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
U.S. government agency obligations—(continued)
4.000%, due 04/01/47	$121,075	$123,364
4.000%, due 05/01/47	286,054	291,462
4.000%, due 06/01/47	6,749	6,877
4.000%, due 11/01/47	28,068	28,599
4.000%, due 01/01/48	112,250	114,373
4.000%, due 02/01/48	226,750	229,174
4.000%, due 03/01/48	121,200	122,655
4.000%, due 12/01/48	287,066	289,719
4.000%, due 06/01/49	904,202	917,713
4.500%, due 06/01/29	8,633	8,998
4.500%, due 06/01/35	13,922	14,392
4.500%, due 12/01/38	171,807	179,725
4.500%, due 01/01/39	535	559
4.500%, due 02/01/39	72,585	75,279
4.500%, due 03/01/39	4,264	4,451
4.500%, due 06/01/39	25,575	26,699
4.500%, due 07/01/39	2,492	2,602
4.500%, due 08/01/39	68,638	70,927
4.500%, due 10/01/39	2,108	2,201
4.500%, due 12/01/39	179,417	187,302
4.500%, due 01/01/40	1,827	1,910
4.500%, due 02/01/40	1,839	1,920
4.500%, due 03/01/40	37,532	39,189
4.500%, due 08/01/40	30,132	31,462
4.500%, due 11/01/40	301,500	315,708
4.500%, due 07/01/41	193,918	202,497
4.500%, due 08/01/41	379,686	397,565
4.500%, due 01/01/42	964,320	1,006,905
4.500%, due 08/01/42	2,059	2,150
4.500%, due 09/01/43	157,157	164,348
4.500%, due 11/01/43	31,753	33,131
4.500%, due 07/01/44	145,579	151,687
4.500%, due 12/01/44	1,014	1,052
4.500%, due 09/01/48	175,080	180,280
4.500%, due 01/01/49	166,105	170,995
4.500%, due 04/01/59	842,175	866,843
5.000%, due 03/01/25	4,082	4,217
5.000%, due 03/01/33	5,697	5,869
5.000%, due 05/01/37	3,639	3,806
5.000%, due 09/01/37	8,652	8,944
5.000%, due 06/01/38	34,791	36,006
5.000%, due 06/01/48	108,577	112,766
5.000%, due 07/01/48	36,697	38,388
5.000%, due 03/01/49	35,267	36,492
5.500%, due 11/01/32	22,275	23,727
5.500%, due 12/01/33	509	547
5.500%, due 04/01/34	12,530	13,491
5.500%, due 01/01/35	66,922	72,056
5.500%, due 05/01/37	84,822	91,531
5.500%, due 07/01/37	40,181	43,359
5.500%, due 06/01/38	59,264	63,916
5.500%, due 11/01/39	163,646	176,491
5.500%, due 07/01/40	188,341	203,124
5.500%, due 02/01/42	110,795	119,558
6.000%, due 01/01/23	6,279	6,280
6.000%, due 03/01/23	628	628
6.000%, due 12/01/32	5,511	5,939
	Face amount	Value
U.S. government agency obligations—(continued)
6.000%, due 02/01/33	$9,869	$10,459
6.000%, due 09/01/34	47,826	51,774
6.000%, due 05/01/35	14,104	14,973
6.000%, due 06/01/35	6,545	7,124
6.000%, due 07/01/35	19,803	20,972
6.000%, due 09/01/35	781	856
6.000%, due 01/01/36	12,186	13,326
6.000%, due 06/01/36	201	215
6.000%, due 09/01/36	18,747	20,498
6.000%, due 12/01/36	65,964	72,106
6.000%, due 03/01/37	6,635	7,256
6.000%, due 10/01/37	19,367	21,060
6.000%, due 11/01/38	167,888	183,969
6.000%, due 05/01/39	20,602	22,559
6.000%, due 11/01/40	244,231	267,379
6.000%, due 05/01/49	365,887	398,063
6.500%, due 10/01/36	199,386	216,010
6.500%, due 02/01/37	2,814	3,068
6.500%, due 07/01/37	28,251	30,631
6.500%, due 08/01/37	23,853	25,757
6.500%, due 09/01/37	22,704	24,884
6.500%, due 12/01/37	42,166	45,733
6.500%, due 05/01/40	467,120	525,436
7.500%, due 11/01/26	3,329	3,332
8.000%, due 11/01/26	713	713
FNMA ARM 12 mo. MTA + 1.200%, 1.844%, due 03/01/44[1]	83,098	79,876
1 year CMT + 2.095%, 2.095%, due 09/01/26[1]	7	7
12 mo. USD LIBOR + 1.790%, 2.276%, due 02/01/42[1]	108,975	111,179
1 year CMT + 2.280%, 2.481%, due 05/01/35[1]	82,883	84,973
1 year CMT + 2.163%, 2.600%, due 09/01/41[1]	167,700	171,260
1 year CMT + 2.505%, 2.630%, due 12/01/27[1]	10,419	10,503
1 year CMT + 2.103%, 2.685%, due 05/01/30[1]	19,244	19,153
12 mo. USD LIBOR + 1.732%, 2.909%, due 05/01/38[1]	575,739	586,571
1 year CMT + 2.238%, 3.101%, due 01/01/36[1]	192,732	198,728
1 year CMT + 2.230%, 3.148%, due 10/01/37[1]	942,694	968,570
1 year CMT + 2.325%, 3.325%, due 03/01/25[1]	3,350	3,332
GNMA 3.000%, due 11/15/42	35,074	34,925
3.000%, due 02/15/43	415,794	414,023
3.000%, due 05/15/43	421,012	418,780
3.000%, due 06/15/43	150,287	149,492
3.000%, due 07/15/43	33,997	33,816
3.000%, due 01/15/45	277,456	275,622
3.000%, due 02/15/45	24,201	24,016
3.000%, due 07/15/45	412,443	409,292

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
U.S. government agency obligations—(continued)
3.000%, due 10/15/45	$709,450	$704,032
3.500%, due 11/15/42	371,667	375,664
3.500%, due 03/15/45	165,135	166,306
3.500%, due 04/15/45	165,254	166,425
4.000%, due 12/15/41	791,719	816,066
4.000%, due 01/15/47	38,016	38,907
4.000%, due 02/15/47	222,015	227,219
4.000%, due 04/15/47	392,514	401,560
4.000%, due 05/15/47	63,963	65,437
4.000%, due 06/15/47	45,014	46,052
4.000%, due 07/15/47	79,770	81,608
4.000%, due 08/15/47	106,201	108,648
4.000%, due 12/15/47	28,615	29,274
4.000%, due 07/15/49	54,372	55,625
4.500%, due 09/15/39	263,250	272,029
4.500%, due 06/15/40	128,918	133,280
4.500%, due 12/15/45	10,133	10,418
4.500%, due 07/15/46	2,327	2,422
4.500%, due 08/15/46	8,153	8,352
4.500%, due 09/15/46	142,385	146,557
4.500%, due 10/15/46	180,592	185,008
4.500%, due 01/15/47	281,294	288,172
5.000%, due 12/15/34	13,981	14,127
5.000%, due 04/15/38	51,429	54,220
5.000%, due 12/15/39	4,036	4,317
5.000%, due 05/15/40	100,530	107,622
5.000%, due 05/15/41	32,917	34,330
5.500%, due 08/15/35	13,879	15,035
5.500%, due 02/15/38	1,070	1,168
5.500%, due 04/15/38	98,964	107,447
5.500%, due 05/15/38	89,656	97,585
5.500%, due 06/15/38	54,853	59,855
5.500%, due 10/15/38	273,345	297,526
5.500%, due 11/15/38	15,328	16,678
5.500%, due 12/15/38	3,192	3,478
5.500%, due 03/15/39	28,928	30,116
5.500%, due 05/15/39	24,370	26,539
5.500%, due 09/15/39	123,993	135,076
5.500%, due 01/15/40	3,799	4,076
5.500%, due 03/15/40	155,041	167,908
6.500%, due 02/15/29	216	226
6.500%, due 01/15/36	8,803	9,234
6.500%, due 09/15/36	76,675	83,247
6.500%, due 02/15/37	3,907	4,052
6.500%, due 04/15/37	4,711	5,221
6.500%, due 01/15/38	5,462	5,945
6.500%, due 06/15/38	18,715	20,569
6.500%, due 07/15/38	1,469	1,539
6.500%, due 11/15/38	2,909	3,377
8.000%, due 02/15/23	9	9
GNMA II 3.000%, due 09/20/47	537,757	531,782
3.000%, due 02/20/48	329,925	326,259
3.500%, due 04/20/45	4,221	4,254
3.500%, due 11/20/45	322,817	325,308
3.500%, due 04/20/46	404,306	406,961
3.500%, due 05/20/46	373,199	375,649
	Face amount	Value
U.S. government agency obligations—(continued)
3.500%, due 04/20/47	$338,321	$340,480
3.500%, due 07/20/47	2,732,269	2,750,092
3.500%, due 08/20/47	272,761	274,502
3.500%, due 09/20/47	103,314	103,973
3.500%, due 11/20/47	360,093	362,392
3.500%, due 12/20/47	86,930	87,485
3.500%, due 01/20/48	1,716,112	1,727,065
3.500%, due 02/20/48	1,369,430	1,377,945
3.500%, due 03/20/48	2,085,137	2,098,446
3.500%, due 09/20/48	584,060	587,788
3.750%, due 05/20/30	388,550	391,136
4.000%, due 12/20/40	133,342	135,472
4.000%, due 07/20/41	45,248	46,732
4.000%, due 12/20/47	57,855	59,068
4.000%, due 01/20/48	149,806	152,948
4.000%, due 03/20/48	248,371	254,382
4.000%, due 04/20/48	485,890	496,380
4.000%, due 05/20/48	154,181	157,524
4.000%, due 06/20/48	162,035	165,483
4.000%, due 07/20/48	49,311	50,332
4.500%, due 10/20/44	56,264	57,139
4.500%, due 08/20/45	85,253	88,407
4.500%, due 04/20/48	24,660	25,470
4.500%, due 05/20/48	69,548	71,832
4.500%, due 06/20/48	171,895	176,892
4.500%, due 10/20/48	172,528	173,865
4.500%, due 01/20/49	164,770	169,560
4.500%, due 02/20/49	289,351	297,763
5.000%, due 12/20/33	88,551	93,162
5.000%, due 01/20/34	46,374	48,788
5.000%, due 02/20/38	55,839	59,139
5.000%, due 04/20/38	66,719	70,436
5.000%, due 08/20/41	9,047	9,550
5.000%, due 12/20/42	12,230	12,911
5.000%, due 08/20/43	950,401	1,003,258
5.000%, due 09/20/48	110,217	114,545
5.000%, due 10/20/48	168,638	175,260
5.000%, due 11/20/48	248,522	258,131
5.000%, due 12/20/48	223,499	232,141
5.500%, due 09/20/48	34,146	34,931
6.000%, due 10/20/38	1,598	1,768
6.500%, due 09/20/32	668	698
6.500%, due 12/20/38	4,789	5,245
9.000%, due 04/20/25	1,692	1,722
9.000%, due 12/20/26	1,215	1,247
9.000%, due 01/20/27	5,594	5,747
9.000%, due 09/20/30	827	852
9.000%, due 10/20/30	2,585	2,754
9.000%, due 11/20/30	3,234	3,347
GNMA II ARM 1 year CMT + 1.500%, 1.625%, due 08/20/25[1]	3,779	3,726
1 year CMT + 1.500%, 1.625%, due 09/20/25[1]	5,526	5,456
1 year CMT + 1.500%, 1.625%, due 08/20/26[1]	5,982	5,905

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
U.S. government agency obligations—(continued)
1 year CMT + 1.500%, 1.625%, due 07/20/27[1]	$2,511	$2,491
1 year CMT + 1.500%, 1.625%, due 07/20/30[1]	13,738	13,700
1 year CMT + 1.500%, 2.000%, due 09/20/26[1]	851	843
1 year CMT + 1.500%, 2.000%, due 08/20/27[1]	8,294	8,220
1 year CMT + 1.500%, 2.000%, due 07/20/30[1]	5,119	5,129
1 year CMT + 1.500%, 2.000%, due 08/20/30[1]	25,026	25,060
1 year CMT + 1.500%, 2.500%, due 07/20/30[1]	7,630	7,631
1 year CMT + 1.500%, 2.500%, due 08/20/30[1]	1,261	1,261
1 year CMT + 1.500%, 2.500%, due 10/20/30[1]	8,880	8,850
1 year CMT + 1.500%, 2.625%, due 01/20/23[1]	1,010	1,006
1 year CMT + 1.500%, 2.625%, due 03/20/23[1]	686	683
1 year CMT + 1.500%, 2.625%, due 01/20/24[1]	4,717	4,678
1 year CMT + 1.500%, 2.625%, due 01/20/25[1]	836	829
1 year CMT + 1.500%, 2.625%, due 02/20/25[1]	1,269	1,256
1 year CMT + 1.500%, 2.625%, due 03/20/25[1]	3,415	3,382
1 year CMT + 1.500%, 2.625%, due 03/20/26[1]	3,424	3,392
1 year CMT + 1.500%, 2.625%, due 01/20/27[1]	37,796	37,472
1 year CMT + 1.500%, 2.625%, due 02/20/27[1]	2,551	2,529
1 year CMT + 1.500%, 2.625%, due 01/20/28[1]	3,662	3,645
1 year CMT + 1.500%, 2.625%, due 02/20/28[1]	2,155	2,139
1 year CMT + 1.500%, 2.875%, due 04/20/24[1]	5,337	5,294
1 year CMT + 1.500%, 2.875%, due 04/20/26[1]	26,969	26,752
1 year CMT + 1.500%, 2.875%, due 06/20/26[1]	11,496	11,410
1 year CMT + 1.500%, 2.875%, due 04/20/27[1]	7,122	7,071
1 year CMT + 1.500%, 2.875%, due 04/20/30[1]	2,332	2,340
1 year CMT + 1.500%, 2.875%, due 05/20/30[1]	27,117	27,224
1 year CMT + 1.500%, 3.000%, due 05/20/25[1]	1,161	1,154
1 year CMT + 1.500%, 3.000%, due 04/20/27[1]	1,172	1,166
	Face amount	Value
U.S. government agency obligations—(concluded)
1 year CMT + 1.500%, 3.000%, due 04/20/30[1]	$2,163	$2,164
1 year CMT + 1.500%, 3.000%, due 05/20/30[1]	114,381	115,021
1 year CMT + 1.500%, 3.500%, due 05/20/25[1]	6,095	6,077
1 year CMT + 1.500%, 3.500%, due 06/20/25[1]	5,344	5,329
GNMA II TBA 2.000%	6,700,000	6,149,099
3.000%	17,550,000	17,070,657
3.500%	2,000,000	1,988,484
4.500%	12,910,000	13,151,546
GNMA TBA 4.000%	2,000,000	2,024,760
UMBS TBA 1.500%	4,500,000	3,942,336
2.000%	37,950,000	34,105,665
2.500%	78,675,000	73,513,100
3.000%[8]	20,950,000	20,277,043
3.500%[8]	36,900,000	36,412,736
4.000%[8]	25,125,000	25,208,164
5.000%	200,000	205,408
6.000%	300,000	313,218
Total U.S. government agency obligations (cost—$397,524,628)		394,347,534
U.S. Treasury obligations—0.4%
U.S. Treasury Notes 1.875%, due 02/15/32 (cost—$1,082,273)	1,100,000	1,026,781
	Number of shares
Short-term investments—0.9%
Investment companies—0.9%
State Street Institutional U.S. Government Money Market Fund, 1.880%[9] (cost—$2,441,498)	2,441,498	2,441,498
	Face amount
Short-term U.S. Treasury obligations—0.4%[9]
U.S. Treasury Bills 1.528%, due 08/18/22	$189,000	188,866
1.767%, due 09/15/22	260,000	259,436
1.930%, due 10/06/22	73,000	72,746
2.353%, due 10/27/22	616,000	612,565
Total short-term U.S. Treasury obligations (cost—$1,133,613)		1,133,613

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Repurchase agreements—0.9%
Repurchase agreement dated 07/29/22 with Citigroup Global Markets, Inc., 2.280% due 08/01/22, collateralized by $2,487,000 US Treasury Note, 2.280% due 08/01/22; (value—$2,447,045 ); proceeds: $2,400,456 (cost—$2,400,000)	$2,400,000	$2,400,000

	Number of contracts	Notional amount
Options purchased—0.1%
Call options—0.1%
UMBS TBA, 3.000%, strike @ 94.42, expires 09/07/22 (Counterparty JPMCB)	8,000,000	USD	755,360,000	156,338
Put options—0.0%†
UMBS TBA, 3.500%, strike @ 70.00, expires 08/04/22 (Counterparty JPMCB)	10,000,000	USD	700,000,000	0
UMBS TBA, 3.500%, strike @ 75.00, expires 08/04/22 (Counterparty CITI)	10,000,000	USD	750,000,000	0
UMBS TBA, 3.500%, strike @ 91.88, expires 09/07/22 (Counterparty BOA)	7,000,000	USD	643,160,000	182
UMBS TBA, 3.500%, strike @ 92.94, expires 09/07/22 (Counterparty MSCI)	5,500,000	USD	511,170,000	344
UMBS TBA, 4.000%, strike @ 94.55, expires 08/04/22 (Counterparty BOA)	7,000,000	USD	661,850,000	0
UMBS TBA, 4.000%, strike @ 95.86, expires 08/04/22 (Counterparty BOA)	10,000,000	USD	958,600,000	0
Total				526
Total options purchased (cost—$187,773)				156,864
Swaptions purchased—0.2%
Call swaptions—0.2%
10 Year SOFR Compound Interest Rate Swap, strike @ 2.800% expires 09/14/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 09/16/32	5,200,000	USD	5,200,000	180,458
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(concluded)
10 Year SOFR Compound Interest Rate Swap, strike @ 2.955% expires 09/14/22 (Counterparty: DB; pay floating rate); underlying swap terminates 09/16/32	5,200,000	USD	5,200,000	$241,718
Total				422,176
Put swaptions—0.0%†
10 Year SOFR Compound Interest Rate Swap, strike @ 2.770% expires 08/08/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/08/32	1,000,000	USD	1,000,000	130
10 Year SOFR Compound Interest Rate Swap, strike @ 2.880% expires 08/08/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/08/32	2,300,000	USD	2,300,000	59
10 Year SOFR Compound Interest Rate Swap, strike @ 2.898% expires 08/08/22 (Counterparty: MSCI; pay floating rate); underlying swap terminates 08/08/32	1,900,000	USD	1,900,000	38
10 Year SOFR Compound Interest Rate Swap, strike @ 3.012% expires 08/08/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/08/32	1,800,000	USD	1,800,000	6
10 Year SOFR Compound Interest Rate Swap, strike @ 3.043% expires 08/08/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/08/32	300,000	USD	300,000	1

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
10 Year SOFR Compound Interest Rate Swap, strike @ 3.500% expires 09/14/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 09/16/32	5,200,000	USD	5,200,000	$1,137
10 Year SOFR Compound Interest Rate Swap, strike @ 2.998% expires 09/14/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 09/16/32	2,300,000	USD	2,300,000	4,396
10 Year SOFR Compound Interest Rate Swap, strike @ 3.655% expires 09/14/22 (Counterparty: DB; pay floating rate); underlying swap terminates 09/16/32	5,200,000	USD	5,200,000	567
3 Month USD SOFR Interest Rate Swap, strike @ 3.200% expires 04/21/23 (Counterparty: MSCI; pay floating rate); underlying swap terminates 04/25/53	600,000	USD	600,000	9,401
3 Month USD SOFR Interest Rate Swap, strike @ 3.225% expires 04/20/23 (Counterparty: MSCI; pay floating rate); underlying swap terminates 04/24/53	600,000	USD	600,000	8,915
3 Month USD SOFR Interest Rate Swap, strike @ 3.273% expires 04/20/23 (Counterparty: MSCI; pay floating rate); underlying swap terminates 04/24/53	600,000	USD	600,000	8,154
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD SOFR Interest Rate Swap, strike @ 3.348% expires 04/13/23 (Counterparty: MSCI; pay floating rate); underlying swap terminates 04/17/53	600,000	USD	600,000	$6,826
30 Year USD SOFR Interest Rate Swap, strike @ 3.285% expires 04/14/23 (Counterparty: CITI; pay floating rate); underlying swap terminates 04/18/53	600,000	USD	600,000	7,756
Total				47,386
Total swaptions purchased (cost—$404,467)				469,562
Total investments before investments sold short (cost—$506,691,543)—189.7%				498,372,026

	Face amount
Investments sold short—(10.3)%
U.S. government agency obligations—(9.4)%
GNMA II TBA 2.500%	$(8,900,000)	(8,420,691)
4.000%	(450,000)	(454,666)
UMBS TBA 3.000%	(11,000,000)	(10,592,813)
3.500%	(3,500,000)	(3,464,085)
4.000%	(500,000)	(508,190)
4.500%	(1,100,000)	(1,118,799)
Total U.S. government agency obligations (proceeds—$24,174,492)		(24,559,244)
U.S. Treasury obligations—(0.9)%
U.S. Treasury Notes 1.375%, due 12/31/28 (proceeds—$2,376,353)	(2,600,000)	(2,397,891)
Total investments sold short (proceeds—$26,550,845)		(26,957,135)
Liabilities in excess of other assets—(79.4)%		(208,654,857)
Net assets—100.0%		$262,760,034

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Reverse repurchase agreements—2.3%
Reverse repurchase agreement dated 07/13/22 with Toronto Dominion, 1.990%, to be repurchased 08/11/22 for $(6,654,670), collateralized by Federal National Mortgage Association obligations, 3.000% due 07/01/51; (value—$(6,431,440)); (proceeds—$(6,067,734))	$(6,058,357)	$(6,058,357)

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	360,640,000	4,000,000	UMBS TBA 3.000%, strike @ 90.16	CITI	09/07/22	$54,375	$(241,607)	$(187,232)
USD	592,930,000	6,500,000	UMBS TBA 3.000%, strike @ 91.22	MSCI	09/07/22	85,820	(324,151)	(238,331)
USD	456,900,000	5,000,000	UMBS TBA 3.000%, strike @ 91.38	CITI	09/07/22	65,625	(241,634)	(176,009)
USD	463,500,000	5,000,000	UMBS TBA 3.000%, strike @ 92.70	BOA	09/07/22	57,813	(176,774)	(118,961)
USD	46,385,000	500,000	UMBS TBA 3.000%, strike @ 92.77	JPMCB	09/07/22	5,781	(17,339)	(11,558)
USD	467,800,000	5,000,000	UMBS TBA 3.000%, strike @ 93.56	BOA	09/07/22	37,500	(136,116)	(98,616)
USD	424,980,000	4,500,000	UMBS TBA 3.000%, strike @ 94.44	BOA	09/07/22	26,015	(87,340)	(61,325)
USD	236,725,000	2,500,000	UMBS TBA 3.000%, strike @ 94.69	CITI	09/07/22	14,844	(43,285)	(28,441)
USD	378,800,000	4,000,000	UMBS TBA 3.000%, strike @ 94.70	BOA	09/07/22	26,094	(68,743)	(42,649)
USD	94,660,000	1,000,000	UMBS TBA 3.000%, strike @ 94.66	CITI	09/07/22	7,344	(17,572)	(10,228)
USD	485,950,000	5,000,000	UMBS TBA 3.000%, strike @ 97.19	JPMCB	10/06/22	29,297	(29,297)	—
USD	451,035,000	4,500,000	UMBS TBA 4.500%, strike @ 100.23	CITI	09/07/22	20,391	(68,614)	(48,223)
USD	202,280,000	2,000,000	UMBS TBA 4.500%, strike @ 101.14	JPMCB	09/07/22	5,000	(17,089)	(12,089)
USD	137,040,000	1,500,000	UMBS TBA, 2.500%, strike @ 91.36	MSCI	09/07/22	10,078	(30,062)	(19,984)
USD	50,640,000	500,000	UMBS TBA, 4.500%, strike @ 101.28	CITI	08/04/22	1,562	(2,646)	(1,084)
USD	152,760,000	1,500,000	UMBS TBA, 4.500%, strike @ 101.84	CITI	08/04/22	5,391	(2,491)	2,900
Total						$452,930	$(1,504,760)	$(1,051,830)
			Put options
USD	501,550,000	5,000,000	GNMA 4.500%, strike @ 100.31	MSCI	09/14/22	$20,118	$(2,401)	$17,717
USD	92,660,000	1,000,000	UMBS TBA 3.000%, strike @ 92.66	CITI	09/07/22	7,969	(385)	7,584
USD	288,000,000	3,000,000	UMBS TBA 3.000%, strike @ 96.00	BOA	08/04/22	11,250	(11,250)	—
USD	145,365,000	1,500,000	UMBS TBA 3.500%, strike @ 96.91	JPMCB	08/04/22	7,500	(18)	7,482
USD	442,035,000	4,500,000	UMBS TBA 4.500%, strike @ 98.23	CITI	09/07/22	25,312	(1,861)	23,451
USD	198,280,000	2,000,000	UMBS TBA 4.500%, strike @ 99.14	JPMCB	09/07/22	7,500	(1,712)	5,788
USD	347,060,000	3,500,000	UMBS TBA 4.500%, strike @ 99.16	JPMCB	09/07/22	12,304	(3,035)	9,269
USD	149,115,000	1,500,000	UMBS TBA 4.500%, strike @ 99.41	CITI	09/07/22	5,274	(1,597)	3,677
USD	747,450,000	7,500,000	UMBS TBA 4.500%, strike @ 99.66	JPMCB	09/07/22	28,125	(9,814)	18,311
USD	249,775,000	2,500,000	UMBS TBA 4.500%, strike @ 99.91	CITI	08/04/22	6,446	(14)	6,432
USD	200,620,000	2,000,000	UMBS TBA, 4.500%, strike @ 100.31	BOA	08/04/22	6,250	(48)	6,202
USD	347,375,000	3,500,000	UMBS TBA, 4.500%, strike @ 99.25	BOA	08/04/22	17,500	(2)	17,498
USD	49,640,000	500,000	UMBS TBA, 4.500%, strike @ 99.28	CITI	08/04/22	2,383	(0)	2,383
USD	199,320,000	2,000,000	UMBS TBA, 4.500%, strike @ 99.66	CITI	09/07/22	7,656	(2,617)	5,039
USD	499,150,000	5,000,000	UMBS TBA, 4.500%, strike @ 99.83	BOA	08/04/22	26,562	(20)	26,542
USD	149,760,000	1,500,000	UMBS TBA, 4.500%, strike @ 99.84	CITI	08/04/22	7,969	(7)	7,962
USD	99,910,000	1,000,000	UMBS TBA, 4.500%, strike @ 99.91	JPMCB	08/04/22	5,312	(5)	5,307
Total						$205,430	$(34,786)	$170,644
Total options written						$658,360	$(1,539,546)	$(881,186)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,000	1,000,000	10 Year USD SOFR Interest Rate Swap strike @ 2.911%, terminating 08/04/22	BNP	Pay	08/04/22	$8,350	$(16)	$8,334
USD	1,000	1,000,000	10 Year USD SOFR Interest Rate Swap strike @ 3.074%, terminating 08/04/22	DB	Pay	08/04/22	7,850	(1)	7,849
USD	5,000	5,000,000	10 Year USD SOFR Interest Rate Swap strike @ 3.230%, terminating 08/04/22	BOA	Pay	08/04/22	25,000	(1)	24,999
USD	3,500	3,500,000	10 Year USD SOFR Interest Rate Swap strike @ 3.255%, terminating 09/07/22	BOA	Pay	09/07/22	35,350	(1,521)	33,829
USD	3,400	3,400,000	2 Year USD LIBOR Interest Rate Swap strike @ 3.750%, terminating 04/18/25	CITI	Pay	04/14/23	14,552	(7,664)	6,888
USD	3,400	3,400,000	2 Year USD SOFR Interest Rate Swap strike @ 3.750%, terminating 04/17/25	MSCI	Pay	04/13/23	12,240	(7,599)	4,641
USD	3,300	3,300,000	2 Year USD SOFR Interest Rate Swap strike @ 4.000%, terminating 04/24/25	MSCI	Pay	04/20/23	13,200	(5,571)	7,629
USD	3,300	3,300,000	2 Year USD SOFR Interest Rate Swap strike @ 4.000%, terminating 04/24/25	MSCI	Pay	04/20/23	14,520	(5,571)	8,949
USD	3,600	3,600,000	2 Year USD SOFR Interest Rate Swap strike @ 4.000%, terminating 04/25/25	MSCI	Pay	04/21/23	19,152	(6,114)	13,038
Total swaptions written							$150,214	$(34,058)	$116,156

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	36,100	06/16/23	Quarterly	0.250%	3 Month USD LIBOR	$1,026,195	$773,977
USD	29,000	06/16/24	Quarterly	0.250	3 Month USD LIBOR	1,597,476	973,453
USD	10,800	04/29/23	At Maturity	0.200	12 Month US Federal Funds Effective Rate	254,275	199,481
USD	27,000	03/03/25	Quarterly	1.350	3 Month USD LIBOR	1,002,083	1,002,083
USD	3,900	06/15/32	Annual	1.750	12 Month SOFR	233,220	(187,242)
USD	14,000	06/15/32	Annual	1.750	12 Month SOFR	821,482	(202,802)
USD	27,000	04/05/25	Quarterly	1.400	3 Month USD LIBOR	1,007,631	1,007,631
USD	27,000	05/04/25	Quarterly	1.500	3 Month USD LIBOR	1,039,923	1,039,923
USD	1,400	06/08/32	Annual	2.451	12 Month SOFR	(5,890)	(5,890)
USD	4,000	06/15/32	Annual	2.552	12 Month SOFR	(51,624)	(51,624)
USD	27,400	07/08/32	Annual	2.313	12 Month SOFR	253,560	253,560
USD	—	06/16/28	Semi-Annual	3 Month USD LIBOR	0.500%	26	26
USD	31,300	06/15/25	Annual	12 Month SOFR	1.750	(793,754)	56,782
Total						$6,384,603	$4,859,358

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2022

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$38,579,766	$175,658	$38,755,424
Mortgage-backed securities	—	57,640,750	—	57,640,750
U.S. government agency obligations	—	394,347,534	—	394,347,534
U.S. Treasury obligations	—	1,026,781	—	1,026,781
Short-term investments	—	2,441,498	—	2,441,498
Short-term U.S. Treasury obligations	—	1,133,613	—	1,133,613
Repurchase agreements	—	2,400,000	—	2,400,000
Options purchased	—	156,864	—	156,864
Swaptions purchased	—	469,562	—	469,562
Swap agreements	—	7,235,871	—	7,235,871
Total	$—	$505,432,239	$175,658	$505,607,897
Liabilities
Investments sold short
U.S. government agency obligations	$—	$(24,559,244)	$—	$(24,559,244)
U.S. Treasury obligations	—	(2,397,891)	—	(2,397,891)
Reverse repurchase agreements	—	(6,058,357)	—	(6,058,357)
Options written	—	(1,539,546)	—	(1,539,546)
Swaptions written	—	(34,058)	—	(34,058)
Swap agreements	—	(851,268)	—	(851,268)
Total	$—	$(35,440,364)	$—	$(35,440,364)

At July 31, 2022, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $58,044,268, represented 22.1% of the Portfolio's net assets at period end.

3  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Zero coupon bond.

8  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

9  Rates shown reflect yield at July 31, 2022.

10  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -9.92% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Aggregate Bond Index (the "benchmark") returned -9.12%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 31. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. The majority of the underperformance occurred in the first half of 2022, due to the material repricing in risk assets on the back of multi-decade high inflation points and hawkish pivots from global central banks. The main detractors from performance were selection within investment grade credit, an allocation to high-yield credit, securitized assets positioning and selection, and emerging market debt selection. This was partially offset by our selection in agency mortgages and positioning in investment grade credit. The portfolio generally held an overweight position across spread sectors as we view the strong economic and corporate fundamentals as likely to be supportive of future growth. The material widening in spread levels over 2022 thus far hurt our overweights in credit. However, the recent widening gave us an opportunity to add idiosyncratic names at attractive levels and improved the overall yield profile of the Portfolio. This was evidenced in July 2022, as the Portfolio significantly outperformed the benchmark and reduced the overall twelve months underperformance. We continue to actively look for market dislocations.

Derivatives were primarily used to adjust the Portfolio's duration and yield curve exposure, as well as to hedge risk. We believe derivatives are generally beneficial to performance, as they help us manage the portfolio more efficiently. Over the period, the following kinds of derivatives were the most commonly used. Futures were useful to manage our exposure to interest rates by adding duration to or subtracting it from the Portfolio at particular points on the yield curve. Interest rate swaps are the most common type of swaps and were useful in adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide protection against a particular issuer or basket of issuers defaulting, or as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Options on interest rate swaps (swaptions) were used to hedge convexity, as well as to take a view on volatility and interest rates. Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options were used to give us the right, but not the

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

BlackRock Financial Management, Inc. ("BlackRock") (terminated effective close of business August 12, 2022);
Brown Brothers Harriman & Co. ("BBH") (hired effective August, 12, 2022)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

BlackRock: Akiva Dickstein and Harrison Segall

BBH: Andrew Hofer, Neil Hohman, Paul Kunz

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

The subadvisor utilizes a strategy that seeks to invest in a diversified portfolio of fixed income instruments that are performing, durable, and available at an attractive valuation, including floating or variable rate debt instruments.

PACE Intermediate Fixed Income Investments

Subadvisor's comments – concluded

obligation, to buy or sell a currency at a specified price for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(10.08)%	0.69%	1.01%
Class Y2	(9.85)	0.95	1.27
Class P3	(9.92)	0.94	1.26
After deducting maximum sales charge
Class A1	(13.47)	(0.07)	0.63
Bloomberg US Aggregate Bond Index[4]	(9.12)	1.28	1.65

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(11.47)%	0.26%	0.85%
Class Y2	(11.25)	0.51	1.10
Class P3	(11.25)	0.50	1.10
After deducting maximum sales charge
Class A1	(14.77)	(0.51)	0.47

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.06% and 0.91%; Class Y—0.96% and 0.66%; and Class P—0.85% and 0.66%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.91%; Class Y—0.66%; and Class P—0.66%. Effective August 1, 2022, the expense caps were changed to: Class A—0.86%; Class Y—0.61%; and Class P—0.61%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixedrate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Bloomberg Barclays US Aggregate Bond Index over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Intermediate Fixed Income Investments

PACE Intermediate Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Characteristics
Weighted average duration	6.49 yrs.
Weighted average maturity	9.35 yrs.
Average coupon	2.96%
Top ten holdings
U.S. Treasury Bonds, 3.000% due 02/15/47	2.7%
U.S. Treasury Notes, 2.750% due 07/31/27	2.5
FHLMC, 3.500% due 03/01/46	1.9
U.S. Treasury Notes, 0.625% due 05/15/30	1.8
FNMA, 2.000% due 02/01/52	1.7
U.S. Treasury Notes, 2.625% due 04/15/25	1.5
FHLMC, 2.500% due 01/01/52	1.3
FNMA, 3.000% due 03/01/47	1.3
U.S. Treasury Bonds, 1.750% due 08/15/41	1.2
U.S. Treasury Bonds, 2.000% due 11/15/41	1.1
Total	17.0%
Top five issuer breakdown by country or territory of origin
United States	98.9%
United Kingdom	0.9
Mexico	0.5
Japan	0.4
Germany	0.4
Total	101.1%
Asset allocation
Corporate bonds	34.5%
U.S. government agency obligations	31.9
U.S. Treasury obligations	23.5
Mortgage-backed securities	7.4
Asset-backed securities	5.0
Investments of cash collateral from securities loaned	2.0
Non-U.S. government agency obligations	1.8
Short-term investments	0.8
Municipal bonds	0.4
Investments sold short	(2.9)
Cash equivalents and liabilities in excess of other assets	(4.4)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Asset-backed securities—5.0%
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.678%, due 12/17/36[1,2]	433,608	$430,059
Capital One Multi-Asset Execution Trust 3.490%, due 05/15/27	1,189,000	1,198,127
CarMax Auto Owner Trust, Series 2022-2, Class A2A, 2.810%, due 05/15/25	416,000	413,802
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554%, due 12/05/22[2,3]	5,238	5,227
College Avenue Student Loans LLC, Series 2021-A, Class A1, 1 mo. USD LIBOR + 1.100%, 3.359%, due 07/25/51[2,4]	64,567	62,308
Series 2021-B, Class A2, 1.760%, due 06/25/52[2]	83,379	75,873
Series 2021-C, Class A1, 1 mo. USD LIBOR + 0.900%, 3.159%, due 07/26/55[2,4]	244,508	236,002
Series 2021-C, Class A2, 2.320%, due 07/26/55[2]	123,166	112,395
Series 2021-C, Class B, 2.720%, due 07/26/55[2]	100,000	90,428
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, due 11/15/28[2]	98,582	98,417
Series 2020-2A, Class A, 1.370%, due 07/16/29[2]	180,000	177,545
Series 2021-2A, Class A, 0.960%, due 02/15/30[2]	540,000	517,302
Series 2021-3A, Class A, 1.000%, due 05/15/30[2]	280,000	267,911
Series 2021-4, Class A, 1.260%, due 10/15/30[2]	395,000	373,847
Series 2022-1A, Class A, 4.600%, due 06/15/32[2]	495,000	495,596
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.500%, due 01/25/30[2]	22,055	21,367
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + 0.480%, 2.739%, due 10/25/34[2,4]	14,421	14,403
Drive Auto Receivables Trust, Series 2021-3, Class A2, 0.520%, due 01/15/25	582,291	579,063
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.800%, due 11/25/45[2]	73,048	65,696
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A, 2.730%, due 04/25/28[2]	30,853	30,420
Ford Credit Auto Lease Trust, Series 2022-A, Class A2A, 2.780%, due 10/15/24	482,000	478,979
	Face amount[1]	Value
Asset-backed securities—(continued)
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A, 1.930%, due 07/20/482	200,575	$173,372
Series 2021-5CS, Class A, 2.310%, due 10/20/48[2]	111,000	95,708
Series 2022-3CS, Class A, 5.250%, due 07/20/49	226,000	229,167
Lendmark Funding Trust, Series 2021-1A, Class A, 1.900%, due 11/20/31[2]	210,000	185,450
Mariner Finance Issuance Trust, Series 2021-AA, Class A, 1.860%, due 03/20/36[2]	180,000	158,731
Mosaic Solar Loan Trust, Series 2022-1A, Class A, 2.640%, due 01/20/53[2]	192,607	177,128
Mosaic Solar Loans LLC, Series 2017-2A, Class C, 2.000%, due 06/22/43[2]	73,629	71,331
Navient Private Education Loan Trust, Series 2020-IA, Class B, 2.950%, due 04/15/69[2]	100,000	85,656
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2B, 1 mo. USD LIBOR + 1.050%, 3.049%, due 12/15/59[2,4]	173,269	168,912
Series 2021-A, Class A, 0.840%, due 05/15/69[2]	70,511	64,719
Series 2021-DA, Class A, U.S. (Fed) Prime Rate - 1.990%, 2.760%, due 04/15/60[2,4]	379,221	356,125
Navient Student Loan Trust, Series 2018-EA, Class A2, 4.000%, due 12/15/59[2]	33,638	33,476
Nelnet Student Loan Trust, Series 2021-A, Class APT2, 1.360%, due 04/20/62[2]	528,649	490,803
Series 2021-BA, Class AFL, 1 mo. USD LIBOR + 0.780%, 2.906%, due 04/20/62[2,4]	751,106	725,058
Series 2021-CA, Class AFL, 1 mo. USD LIBOR + 0.740%, 2.866%, due 04/20/62[2,4]	487,214	471,493
Prodigy Finance Ltd., Series 2021-1A, Class A, 1 mo. USD LIBOR + 1.250%, 2.874%, due 07/25/51[1,2,4]	276,368	271,251
Regional Management Issuance Trust, Series 2021-2, Class A, 1.900%, due 08/15/33[2]	245,000	211,820
Sesac Finance LLC, Series 2019-1, Class A2, 5.216%, due 07/25/49[2]	116,400	112,094
SLM Private Education Loan Trust, Series 2010-C, Class A5, 1 mo. USD LIBOR + 4.750%, 6.749%, due 10/15/41[2,4]	435,431	474,917

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Asset-backed securities—(concluded)
SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1 mo. USD LIBOR + 0.750%, 2.749%, due 10/15/352,4	93,481	$92,223
Series 2018-A, Class A2B, 1 mo. USD LIBOR + 0.800%, 2.799%, due 02/15/36[2,4]	328,830	322,927
Series 2018-C, Class A2B, 1 mo. USD LIBOR + 0.750%, 2.749%, due 11/15/35[2,4]	417,276	412,410
Series 2021-A, Class A2A1, 1 mo. USD LIBOR + 0.730%, 2.729%, due 01/15/53[2,4]	623,493	603,894
Series 2021-A, Class B, 2.310%, due 01/15/53[2]	100,000	91,685
Series 2021-C, Class APT1, 1.390%, due 01/15/53[2]	202,714	185,019
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, 3.459%, due 06/25/33[2,4]	11,920	11,921
Series 2018-A, Class A2B, 2.950%, due 02/25/42[2]	80,619	79,295
SoFi Professional Loan Program Trust, Series 2020-C, Class AFX, 1.950%, due 02/15/46[2]	112,461	107,245
Westlake Automobile Receivables Trust, Series 2021-3A, Class A2, 0.570%, due 09/16/24[2]	994,550	983,817
Total asset-backed securities (cost—$13,626,029)		13,192,414
Corporate bonds—34.5%
Aerospace & defense—1.7%
BAE Systems Holdings, Inc. 3.800%, due 10/07/24[2,5]	316,000	313,332
3.850%, due 12/15/25[2]	82,000	81,020
General Dynamics Corp. 3.500%, due 04/01/27	226,000	227,531
3.750%, due 05/15/28	58,000	58,655
L3Harris Technologies, Inc. 3.850%, due 12/15/26	213,000	211,186
4.400%, due 06/15/28	250,000	252,019
Lockheed Martin Corp. 3.800%, due 03/01/45	139,000	129,282
3.900%, due 06/15/32[5]	30,000	30,925
4.150%, due 06/15/53	59,000	57,843
Series B, 6.150%, due 09/01/36	65,000	78,388
Northrop Grumman Corp. 2.930%, due 01/15/25	41,000	40,572
3.850%, due 04/15/45	66,000	58,814
4.030%, due 10/15/47	169,000	158,626
4.750%, due 06/01/43	27,000	27,410
	Face amount[1]		Value
Corporate bonds—(continued)
Aerospace & defense—(concluded)
Raytheon Technologies Corp. 2.375%, due 03/15/32		62,000	$54,760
2.820%, due 09/01/51		10,000	7,483
3.030%, due 03/15/52		160,000	125,834
3.750%, due 11/01/46		28,000	24,795
4.125%, due 11/16/28		242,000	245,532
4.200%, due 12/15/44		75,000	68,234
4.500%, due 06/01/42		18,000	18,001
4.625%, due 11/16/48		224,000	226,375
7.000%, due 11/01/28		24,000	27,511
7.200%, due 08/15/27		54,000	61,671
TransDigm, Inc. 8.000%, due 12/15/25[2]		1,949,000	2,019,593
			4,605,392
Agriculture—0.5%
Altria Group, Inc. 4.800%, due 02/14/29		49,000	48,687
5.800%, due 02/14/39		351,000	332,102
6.200%, due 02/14/59		13,000	12,388
BAT Capital Corp. 2.764%, due 08/15/22		195,000	194,958
3.215%, due 09/06/26		41,000	38,841
5.282%, due 04/02/50[5]		247,000	201,081
BAT International Finance PLC 1.250%, due 03/13/27[6]	EUR	100,000	93,603
Imperial Brands Finance Netherlands BV 1.750%, due 03/18/33[6]	EUR	100,000	78,697
Philip Morris International, Inc. 1.875%, due 11/06/37	EUR	200,000	139,392
Viterra Finance BV 0.375%, due 09/24/25[6]	EUR	120,000	109,785
			1,249,534
Airlines—0.6%
Air Canada Pass-Through Trust, Series 2017-1AA, 3.300%, due 01/15/30[2]		44,531	40,694
Series 2017-1B, 3.700%, due 01/15/26[2]		608	554
American Airlines Pass-Through Trust, Series AA, 3.000%, due 10/15/28		96,336	87,389
Series AA, 3.150%, due 02/15/32		106,989	94,424
Series AA, 3.200%, due 06/15/28		40,810	37,099
Series AA, 3.575%, due 01/15/28		50,007	45,979
Series AA, 3.600%, due 09/22/27		40,084	37,428
Series AA, 3.650%, due 02/15/29		31,058	28,747

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—(concluded)
Series B, 4.375%, due 06/15/24[2]		65,650	$60,378
Series B, 4.400%, due 09/22/23		135,837	129,454
Series B, 4.950%, due 02/15/25		362,245	334,906
Series B, 5.250%, due 01/15/24		35,574	33,318
Delta Airlines Pass-Through Trust, Series AA, 2.000%, due 06/10/28		57,227	49,760
Series AA, 3.204%, due 04/25/24		101,000	98,177
United Airlines Pass-Through Trust, Series 20-1, 5.875%, due 10/15/27		98,234	99,041
Series AA, 2.700%, due 05/01/32		45,503	39,297
Series AA, 2.875%, due 10/07/28		57,159	51,922
Series AA, 3.100%, due 07/07/28		4,417	4,084
Series AA, 3.450%, due 12/01/27		33,364	31,215
Series AA, 3.500%, due 03/01/30		16,678	15,371
Series AA, 4.150%, due 08/25/31		59,725	56,615
Series B, 3.500%, due 05/01/28		63,582	55,069
Series B, 3.650%, due 10/07/25		6,760	6,076
Series B, 4.600%, due 03/01/26		47,631	43,746
Series B, 4.625%, due 09/03/22		167,858	167,722
Series B, 4.875%, due 01/15/26		31,840	30,225
			1,678,690
Apparel—0.1%
Hanesbrands, Inc. 4.875%, due 05/15/26[2,5]		160,000	155,734
Auto manufacturers—0.8%
American Honda Finance Corp. 1.375%, due 11/10/22	EUR	120,000	122,945
General Motors Financial Co., Inc. 4.000%, due 01/15/25		113,000	111,920
4.350%, due 04/09/25		53,000	53,107
Hyundai Capital America 2.375%, due 02/10/23[2]		365,000	361,779
Hyundai Capital Services, Inc. 3.000%, due 08/29/22[2]		200,000	199,913
3.750%, due 03/05/23[2]		350,000	349,956
	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
Nissan Motor Co. Ltd. 4.810%, due 09/17/30[2]		461,000	$418,340
Traton Finance Luxembourg SA 0.125%, due 11/10/24[6]	EUR	100,000	97,960
Volkswagen Group of America Finance LLC 2.700%, due 09/26/22[2]		290,000	289,774
			2,005,694
Banks—9.7%
Banco de Sabadell SA (fixed, converts to FRN on 03/11/26), 1.125%, due 03/11/27[6]	EUR	200,000	191,902
Bank of America Corp. (fixed, converts to FRN on 04/22/24), 0.976%, due 04/22/25		88,000	83,457
(fixed, converts to FRN on 10/24/25), 1.197%, due 10/24/26		264,000	239,259
(fixed, converts to FRN on 06/19/25), 1.319%, due 06/19/26		870,000	802,550
(fixed, converts to FRN on 07/22/26), 1.734%, due 07/22/27		445,000	403,686
(fixed, converts to FRN on 07/23/30), 1.898%, due 07/23/31		78,000	64,491
(fixed, converts to FRN on 10/24/30), 1.922%, due 10/24/31		136,000	112,060
(fixed, converts to FRN on 02/13/25), 2.015%, due 02/13/26		181,000	171,350
(fixed, converts to FRN on 02/13/30), 2.496%, due 02/13/31		70,000	61,114
(fixed, converts to FRN on 02/04/27), 2.551%, due 02/04/28		223,000	207,186
(fixed, converts to FRN on 10/20/31), 2.572%, due 10/20/32		10,000	8,572
(fixed, converts to FRN on 04/29/30), 2.592%, due 04/29/31		127,000	111,043
(fixed, converts to FRN on 10/22/29), 2.884%, due 10/22/30		106,000	96,170
(fixed, converts to FRN on 02/04/32), 2.972%, due 02/04/33		398,000	352,577
(fixed, converts to FRN on 07/23/29), 3.194%, due 07/23/30		836,000	770,337
(fixed, converts to FRN on 01/23/25), 3.366%, due 01/23/26		366,000	357,378
(fixed, converts to FRN on 04/02/25), 3.384%, due 04/02/26		391,000	381,923
(fixed, converts to FRN on 12/20/27), 3.419%, due 12/20/28		263,000	251,643
(fixed, converts to FRN on 03/05/23), 3.550%, due 03/05/24		160,000	159,718
(fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28		840,000	824,418
(fixed, converts to FRN on 03/05/28), 3.970%, due 03/05/29		144,000	140,956
(fixed, converts to FRN on 04/27/27), 4.376%, due 04/27/28		283,000	283,932
4.450%, due 03/03/26		62,000	62,902

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 04/27/32), 4.571%, due 04/27/33		360,000	$362,440
(fixed, converts to FRN on 07/22/25), 4.827%, due 07/22/26		150,000	152,403
Series FF, (fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[7]		140,000	132,475
Series L, 3.950%, due 04/21/25		16,000	16,009
Bank of New York Mellon Corp., Series F, (fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[7]		185,000	169,155
BNP Paribas SA (fixed, converts to FRN on 04/13/26), 0.250%, due 04/13/27[6]	EUR	200,000	189,033
(fixed, converts to FRN on 01/19/29), 0.500%, due 01/19/30[6]	EUR	200,000	177,350
(fixed, converts to FRN on 01/20/27), 2.591%, due 01/20/28[2]		200,000	181,921
BPCE SA 0.625%, due 04/28/25[6]	EUR	100,000	99,986
Citigroup, Inc. (fixed, converts to FRN on 10/30/23), 0.776%, due 10/30/24		85,000	81,540
(fixed, converts to FRN on 01/25/25), 2.014%, due 01/25/26		410,000	389,056
(fixed, converts to FRN on 05/01/31), 2.561%, due 05/01/32		147,000	126,287
(fixed, converts to FRN on 06/03/30), 2.572%, due 06/03/31		1,198,000	1,041,878
(fixed, converts to FRN on 01/25/32), 3.057%, due 01/25/33		42,000	37,335
(fixed, converts to FRN on 02/18/26), 3.875%, due 02/18/26[7]		331,000	302,551
Series VAR, (fixed, converts to FRN on 02/24/27), 3.070%, due 02/24/28		742,000	704,611
Credit Suisse Group AG (fixed, converts to FRN on 04/02/25), 3.250%, due 04/02/26[6]	EUR	200,000	203,745
Credit Suisse Group Funding Guernsey Ltd. 3.800%, due 09/15/22		465,000	464,671
Danske Bank A/S (fixed, converts to FRN on 09/10/26), 1.549%, due 09/10/27[2]		280,000	248,108
5.375%, due 01/12/24[6]		218,000	221,015
Deutsche Bank AG (fixed, converts to FRN on 04/01/24), 1.447%, due 04/01/25		204,000	191,390
1.686%, due 03/19/26		210,000	191,633
4.100%, due 01/13/26[5]		45,000	44,709
Goldman Sachs Group, Inc. (fixed, converts to FRN on 09/10/23), 0.657%, due 09/10/24		185,000	177,757
	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 01/24/24), 1.757%, due 01/24/25		43,000	$41,472
3 mo. USD LIBOR + 1.170%, 2.581%, due 05/15/26[4]		244,000	239,096
(fixed, converts to FRN on 02/24/27), 2.640%, due 02/24/28		1,217,000	1,134,116
(fixed, converts to FRN on 10/21/31), 2.650%, due 10/21/32		33,000	28,398
(fixed, converts to FRN on 02/24/32), 3.102%, due 02/24/33		1,128,000	1,007,940
3.500%, due 04/01/25		146,000	145,214
(fixed, converts to FRN on 03/15/27), 3.615%, due 03/15/28[5]		578,000	561,477
HSBC Holdings PLC (fixed, converts to FRN on 11/22/26), 2.251%, due 11/22/27		272,000	245,551
JPMorgan Chase & Co. (fixed, converts to FRN on 03/16/23), 0.697%, due 03/16/24		87,000	85,451
(fixed, converts to FRN on 04/22/26), 1.578%, due 04/22/27		184,000	167,136
(fixed, converts to FRN on 03/13/25), 2.005%, due 03/13/26		502,000	474,724
(fixed, converts to FRN on 02/24/25), 2.595%, due 02/24/26		306,000	293,836
(fixed, converts to FRN on 02/24/27), 2.947%, due 02/24/28		275,000	260,031
(fixed, converts to FRN on 01/25/32), 2.963%, due 01/25/33		73,000	64,938
(fixed, converts to FRN on 04/23/23), 3.559%, due 04/23/24		820,000	818,549
(fixed, converts to FRN on 05/06/29), 3.702%, due 05/06/30		51,000	48,773
(fixed, converts to FRN on 02/01/27), 3.782%, due 02/01/28		793,000	779,012
(fixed, converts to FRN on 06/14/24), 3.845%, due 06/14/25		74,000	73,791
(fixed, converts to FRN on 01/29/26), 3.960%, due 01/29/27		495,000	489,517
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29[5]		196,000	191,916
(fixed, converts to FRN on 04/26/25), 4.080%, due 04/26/26		324,000	323,741
(fixed, converts to FRN on 12/05/28), 4.452%, due 12/05/29		211,000	211,017
(fixed, converts to FRN on 07/25/32), 4.912%, due 07/25/33		135,000	140,766
KBC Group N.V. 1.125%, due 01/25/24[6]	EUR	100,000	101,718
Lloyds Banking Group PLC 4.375%, due 03/22/28[5]		214,000	211,508
(fixed, converts to FRN on 03/18/25), 4.500%, due 03/18/30[6]	EUR	100,000	102,065
Mizuho Financial Group, Inc. (fixed, converts to FRN on 09/08/30), 1.979%, due 09/08/31[5]		201,000	162,588

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
Morgan Stanley (fixed, converts to FRN on 01/25/23), 0.529%, due 01/25/24		497,000	$488,959
(fixed, converts to FRN on 04/05/23), 0.731%, due 04/05/24		60,000	58,680
(fixed, converts to FRN on 07/20/26), 1.512%, due 07/20/27		163,000	147,194
(fixed, converts to FRN on 05/04/26), 1.593%, due 05/04/27		621,000	565,570
(fixed, converts to FRN on 02/13/31), 1.794%, due 02/13/32		199,000	162,739
(fixed, converts to FRN on 07/21/31), 2.239%, due 07/21/32		138,000	116,408
(fixed, converts to FRN on 10/20/31), 2.511%, due 10/20/32		25,000	21,450
(fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31		70,000	62,584
(fixed, converts to FRN on 01/21/32), 2.943%, due 01/21/33		63,000	56,273
3.625%, due 01/20/27		133,000	132,315
(fixed, converts to FRN on 01/24/28), 3.772%, due 01/24/29		984,000	963,034
(fixed, converts to FRN on 01/23/29), 4.431%, due 01/23/30		894,000	895,737
OP Corporate Bank PLC (fixed, converts to FRN on 06/09/25), 1.625%, due 06/09/30[6]	EUR	300,000	291,502
Santander UK Group Holdings PLC (fixed, converts to FRN on 11/15/23), 4.796%, due 11/15/24		296,000	296,310
State Street Corp., Series F, 3 mo. USD LIBOR + 3.597%, 5.426%, due 09/15/22[4,5,7]		44,000	43,288
Series H, (fixed, converts to FRN on 12/15/23), 5.625%, due 12/15/23[5,7]		175,000	161,414
Sumitomo Mitsui Financial Group, Inc. 3.544%, due 01/17/28[5]		135,000	130,227
3.944%, due 07/19/28		47,000	46,008
U.S. Bancorp 4.548%, due 07/22/28		65,000	66,699
Wells Fargo & Co. (fixed, converts to FRN on 03/24/27), 3.526%, due 03/24/28		119,000	115,014
(fixed, converts to FRN on 04/25/25), 3.908%, due 04/25/26		265,000	263,319
4.150%, due 01/24/29[5]		45,000	44,786
(fixed, converts to FRN on 04/25/52), 4.611%, due 04/25/53		85,000	83,221
			25,662,754
	Face amount[1]		Value
Corporate bonds—(continued)
Beverages—0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36		377,000	$387,501
Anheuser-Busch InBev Worldwide, Inc. 4.750%, due 01/23/29[5]		111,000	116,862
Pernod Ricard SA 0.000%, due 10/24/23[6]	EUR	100,000	101,137
Suntory Holdings Ltd. 2.250%, due 10/16/24[2]		380,000	362,588
			968,088
Biotechnology—0.2%
Amgen, Inc. 4.200%, due 02/22/52		24,000	22,358
4.400%, due 05/01/45		146,000	141,269
Biogen, Inc. 3.150%, due 05/01/50		91,000	66,325
Gilead Sciences, Inc. 4.800%, due 04/01/44		193,000	196,622
			426,574
Building materials—0.0%†
Carrier Global Corp. 2.242%, due 02/15/25		6,000	5,794
Chemicals—0.3%
Air Products & Chemicals, Inc. 2.800%, due 05/15/50[5]		60,000	47,485
Celanese US Holdings LLC 5.900%, due 07/05/24		385,000	387,735
Dow Chemical Co. 5.550%, due 11/30/48		65,000	68,385
Ecolab, Inc. 2.750%, due 08/18/55		65,000	48,085
LYB International Finance III LLC 4.200%, due 05/01/50		80,000	66,866
Sherwin-Williams Co. 4.500%, due 06/01/47		37,000	34,240
Westlake Corp. 3.375%, due 08/15/61		49,000	33,711
			686,507
Commercial services—0.6%
ADT Security Corp. 4.125%, due 06/15/23		665,000	660,159
Amadeus IT Group SA 2.875%, due 05/20/27[6]	EUR	100,000	104,092
Block, Inc. 3.500%, due 06/01/31[5]		191,000	165,215
Global Payments, Inc. 2.900%, due 05/15/30		58,000	49,940
3.200%, due 08/15/29		275,000	244,652

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Moody's Corp. 3.100%, due 11/29/61		70,000	$51,029
3.750%, due 02/25/52		49,000	42,738
RELX Capital, Inc. 3.000%, due 05/22/30		216,000	199,936
S&P Global, Inc. 4.750%, due 08/01/28[2]		205,000	215,178
			1,732,939
Computers—0.5%
Dell International LLC/EMC Corp. 3.450%, due 12/15/51[2]		55,000	38,852
8.350%, due 07/15/46		11,000	14,084
HP, Inc. 2.650%, due 06/17/31		41,000	33,854
International Business Machines Corp. 3.430%, due 02/09/52		144,000	115,891
Leidos, Inc. 4.375%, due 05/15/30		451,000	429,123
Seagate HDD Cayman 4.091%, due 06/01/29		481,000	437,212
Western Digital Corp. 2.850%, due 02/01/29		198,000	167,063
			1,236,079
Distribution & wholesale—0.0%†
IMCD NV 2.125%, due 03/31/27[6]	EUR	100,000	93,580
Diversified financial services—0.3%
Capital One Financial Corp. 3.800%, due 01/31/28[5]		79,000	76,410
(fixed, converts to FRN on 05/10/32), 5.268%, due 05/10/33		164,000	166,832
Charles Schwab Corp., Series E, 3 mo. USD LIBOR + 3.315%, 4.895%, due 09/01/22[5,7]		190,000	185,212
Series I, (fixed, converts to FRN on 06/01/26), 4.000%, due 06/01/26[7]		165,000	150,046
Intercontinental Exchange, Inc. 2.100%, due 06/15/30		122,000	106,507
			685,007
Electric—2.7%
AEP Texas, Inc. 3.450%, due 05/15/51		96,000	76,718
Series H, 3.450%, due 01/15/50		102,000	81,274
AEP Transmission Co. LLC 3.150%, due 09/15/49		95,000	74,344
3.750%, due 12/01/47		64,000	55,011
4.250%, due 09/15/48		25,000	23,342
Series O, 4.500%, due 06/15/52		35,000	34,875
	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(continued)
Alabama Power Co. 3.450%, due 10/01/49	42,000	$34,878
4.150%, due 08/15/44	97,000	89,615
Ameren Illinois Co. 3.250%, due 03/15/50	110,000	89,630
American Transmission Systems, Inc. 2.650%, due 01/15/32[2]	106,000	92,910
Baltimore Gas & Electric Co. 3.500%, due 08/15/46	36,000	30,664
3.750%, due 08/15/47	204,000	180,460
4.550%, due 06/01/52[5]	25,000	25,442
CenterPoint Energy Houston Electric LLC, Series AF, 3.350%, due 04/01/51	112,000	95,734
Series AH, 3.600%, due 03/01/52	20,000	17,779
Commonwealth Edison Co., Series 133, 3.850%, due 03/15/52	95,000	87,746
Consumers Energy Co. 2.650%, due 08/15/52	5,000	3,748
3.250%, due 08/15/46	73,000	60,438
3.500%, due 08/01/51	191,000	166,610
DTE Electric Co. 3.950%, due 03/01/49	120,000	112,481
Series B, 3.650%, due 03/01/52	39,000	35,097
Duke Energy Carolinas LLC 3.875%, due 03/15/46	162,000	146,316
Duke Energy Florida LLC 1.750%, due 06/15/30	144,000	123,662
2.500%, due 12/01/29	438,000	402,526
4.200%, due 07/15/48	38,000	35,769
Duke Energy Progress LLC 2.500%, due 08/15/50	15,000	10,704
2.900%, due 08/15/51	56,000	43,302
3.700%, due 09/01/28	15,000	15,025
4.100%, due 05/15/42	131,000	123,202
4.100%, due 03/15/43	40,000	37,530
Edison International 5.750%, due 06/15/27	83,000	86,986
Entergy Louisiana LLC 1.600%, due 12/15/30	129,000	106,920
2.900%, due 03/15/51[5]	35,000	26,504
4.200%, due 09/01/48	35,000	33,281
Exelon Corp. 4.700%, due 04/15/50	70,000	68,629
5.625%, due 06/15/35	99,000	108,310
FirstEnergy Corp. 2.050%, due 03/01/25	29,000	27,514
2.650%, due 03/01/30	153,000	134,640
Series C, 3.400%, due 03/01/50	111,000	82,845
FirstEnergy Transmission LLC 4.350%, due 01/15/25[2]	202,000	200,699
4.550%, due 04/01/49[2,5]	125,000	113,801
5.450%, due 07/15/44[2]	60,000	60,708

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(continued)
Florida Power & Light Co. 3.150%, due 10/01/49	225,000	$187,223
3.950%, due 03/01/48	97,000	92,754
5.250%, due 02/01/41	5,000	5,499
5.650%, due 02/01/37	7,000	7,994
MidAmerican Energy Co. 3.100%, due 05/01/27	105,000	103,341
3.150%, due 04/15/50	70,000	56,793
3.650%, due 04/15/29	204,000	203,966
3.650%, due 08/01/48	34,000	29,829
NextEra Energy Operating Partners LP 4.250%, due 07/15/24[2]	495,000	490,431
Northern States Power Co. 2.600%, due 06/01/51	121,000	92,555
2.900%, due 03/01/50[5]	30,000	23,834
3.200%, due 04/01/52	44,000	36,358
NRG Energy, Inc. 2.450%, due 12/02/27[2]	120,000	105,782
4.450%, due 06/15/29[2]	74,000	68,021
Ohio Power Co. 4.000%, due 06/01/49	23,000	20,302
Series R, 2.900%, due 10/01/51	74,000	55,613
Oncor Electric Delivery Co. LLC 3.100%, due 09/15/49	50,000	40,599
3.700%, due 11/15/28	153,000	153,272
3.800%, due 09/30/47	28,000	25,682
4.150%, due 06/01/32[2,5]	30,000	31,282
Pacific Gas and Electric Co. 2.500%, due 02/01/31	11,000	8,786
3.250%, due 06/01/31	56,000	46,870
4.950%, due 07/01/50	81,000	67,078
PECO Energy Co. 3.050%, due 03/15/51	98,000	78,791
Public Service Electric & Gas Co. 2.050%, due 08/01/50	55,000	35,942
3.650%, due 09/01/28	42,000	41,861
Southern California Edison Co., Series 20C, 1.200%, due 02/01/26	50,000	45,662
Series A, 4.200%, due 03/01/29	28,000	27,922
Series E, 3.700%, due 08/01/25	406,000	406,157
Southwestern Public Service Co., Series 8, 3.150%, due 05/01/50	91,000	73,246
Tampa Electric Co. 4.200%, due 05/15/45	42,000	36,978
4.450%, due 06/15/49	59,000	56,579
Texas Electric Market Stabilization Funding N LLC, Series A-1, 4.265%, due 08/01/34[2]	208,000	210,391
Virginia Electric and Power Co., Series A, 6.000%, due 05/15/37	144,000	164,456
	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
Series B, 4.200%, due 05/15/45		62,000	$58,272
Vistra Operations Co. LLC 4.300%, due 07/15/29[2]		262,000	242,305
5.125%, due 05/13/25[2]		375,000	374,869
			7,264,964
Electronics—0.1%
Agilent Technologies, Inc. 2.300%, due 03/12/31		101,000	86,361
Amphenol Technologies Holding GmbH 0.750%, due 05/04/26[6]	EUR	135,000	131,882
			218,243
Environmental control—0.0%†
Republic Services, Inc. 3.375%, due 11/15/27		88,000	85,941
Waste Management, Inc. 2.950%, due 06/01/41		19,000	15,481
			101,422
Food—0.1%
Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC 3.500%, due 02/15/23[2]		128,000	127,962
Mondelez International, Inc. 2.750%, due 04/13/30		33,000	30,098
			158,060
Forest products & paper—0.0%†
Georgia-Pacific LLC 0.950%, due 05/15/26[2]		62,000	56,368
International Paper Co. 4.800%, due 06/15/44		54,000	51,701
			108,069
Gas—0.1%
Atmos Energy Corp. 4.125%, due 10/15/44		29,000	26,897
CenterPoint Energy Resources Corp. 1.750%, due 10/01/30[5]		185,000	156,204
Piedmont Natural Gas Co., Inc. 2.500%, due 03/15/31		75,000	65,847
3.500%, due 06/01/29		87,000	83,669
			332,617
Healthcare-products—0.2%
Baxter International, Inc. 2.539%, due 02/01/32		36,000	31,252
Boston Scientific Corp. 2.650%, due 06/01/30		73,000	66,306
DH Europe Finance II Sarl 0.200%, due 03/18/26	EUR	130,000	127,093
Thermo Fisher Scientific, Inc. 2.000%, due 10/15/31		270,000	240,240
			464,891

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-services—1.1%
AHS Hospital Corp., Series 2021, 2.780%, due 07/01/51		40,000	$28,994
City of Hope, Series 2013, 5.623%, due 11/15/43		70,000	78,114
CommonSpirit Health 2.782%, due 10/01/30		57,000	50,011
3.910%, due 10/01/50		110,000	89,039
Duke University Health System, Inc., Series 2017, 3.920%, due 06/01/47		145,000	132,731
Elevance Health, Inc. 2.950%, due 12/01/22		296,000	295,548
4.550%, due 03/01/48		54,000	53,350
Fresenius Finance Ireland PLC 0.875%, due 10/01/31[6]	EUR	60,000	49,566
HCA, Inc. 3.500%, due 09/01/30		35,000	31,937
3.500%, due 07/15/51		331,000	244,431
3.625%, due 03/15/32[2]		596,000	541,066
4.625%, due 03/15/52[2]		54,000	47,081
5.250%, due 04/15/25		473,000	481,828
5.250%, due 06/15/26		53,000	53,779
5.250%, due 06/15/49		28,000	26,285
Humana, Inc. 1.350%, due 02/03/27		70,000	62,834
4.500%, due 04/01/25		116,000	118,061
Kaiser Foundation Hospitals 4.875%, due 04/01/42		195,000	204,785
Methodist Hospital, Series 20A, 2.705%, due 12/01/50		32,000	22,887
Nationwide Children's Hospital, Inc. 4.556%, due 11/01/52		53,000	54,167
Sutter Health, Series 20A, 2.294%, due 08/15/30[5]		20,000	17,610
UnitedHealth Group, Inc. 3.750%, due 10/15/47		77,000	69,995
4.250%, due 06/15/48		160,000	156,610
			2,910,709
Home builders—0.0%†
D.R. Horton, Inc. 1.300%, due 10/15/26		40,000	35,317
Insurance—0.3%
American International Group, Inc. 4.375%, due 06/30/50		78,000	73,553
4.800%, due 07/10/45		117,000	113,191
Aon Corp. 2.800%, due 05/15/30		361,000	326,435
Aon Corp./Aon Global Holdings PLC 3.900%, due 02/28/52		5,000	4,333
	Face amount[1]		Value
Corporate bonds—(continued)
Insurance—(concluded)
Hartford Financial Services Group, Inc. 4.300%, due 04/15/43		30,000	$27,258
Marsh & McLennan Cos., Inc. 2.250%, due 11/15/30		107,000	93,448
4.375%, due 03/15/29		240,000	244,545
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[2]		47,000	43,386
			926,149
Internet—0.4%
Netflix, Inc. 5.750%, due 03/01/24		484,000	495,489
Tencent Holdings Ltd. 2.985%, due 01/19/23[2]		200,000	199,457
Twitter, Inc. 3.875%, due 12/15/27[2]		286,000	272,129
			967,075
Investment companies—0.2%
Ares Capital Corp. 2.150%, due 07/15/26		156,000	134,887
4.250%, due 03/01/25		175,000	170,479
Blackstone Private Credit Fund 3.250%, due 03/15/27[2]		209,000	181,147
4.000%, due 01/15/29[2]		149,000	124,730
			611,243
Iron & steel—0.1%
Nucor Corp. 4.300%, due 05/23/27		150,000	152,094
Machinery-diversified—0.1%
Highland Holdings Sarl 0.318%, due 12/15/26	EUR	140,000	131,946
KION Group AG 1.625%, due 09/24/25[6]	EUR	100,000	98,410
			230,356
Media—1.1%
AMC Networks, Inc. 5.000%, due 04/01/24		362,000	360,643
Charter Communications Operating LLC/ Charter Communications Operating Capital 2.250%, due 01/15/29		32,000	27,299
3.500%, due 03/01/42		208,000	151,615
3.850%, due 04/01/61		32,000	21,858
3.950%, due 06/30/62		518,000	362,019
4.400%, due 04/01/33		171,000	158,700
4.400%, due 12/01/61		68,000	50,596
4.800%, due 03/01/50		376,000	310,266
6.484%, due 10/23/45		407,000	408,688
Comcast Corp. 2.650%, due 02/01/30		297,000	274,721
3.400%, due 07/15/46		172,000	143,579
3.969%, due 11/01/47		80,000	72,307
4.000%, due 08/15/47		72,000	65,252

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
4.200%, due 08/15/34		69,000	$69,304
4.250%, due 10/15/30[5]		20,000	20,539
Cox Communications, Inc. 3.600%, due 06/15/51[2]		44,000	34,793
4.800%, due 02/01/35[2]		4,000	3,986
Discovery Communications LLC 1.900%, due 03/19/27	EUR	225,000	222,780
FactSet Research Systems, Inc. 3.450%, due 03/01/32		134,000	121,485
Informa PLC 2.125%, due 10/06/25[6]	EUR	130,000	131,865
Paramount Global 4.375%, due 03/15/43		53,000	42,214
			3,054,509
Mining—0.4%
Anglo American Capital PLC 4.000%, due 09/11/27[2]		227,000	218,815
4.750%, due 04/10/27[2]		220,000	220,454
Glencore Funding LLC 1.625%, due 04/27/26[2]		248,000	223,130
2.500%, due 09/01/30[2,5]		185,000	153,662
2.625%, due 09/23/31[2]		80,000	65,671
2.850%, due 04/27/31[2,5]		56,000	47,269
3.375%, due 09/23/51[2]		41,000	28,413
			957,414
Miscellaneous manufacturers—0.2%
General Electric Co. 2.700%, due 10/09/22		250,000	249,825
Series A, 6.750%, due 03/15/32		78,000	90,762
Parker-Hannifin Corp. 3.250%, due 06/14/29		92,000	87,228
			427,815
Oil & gas—1.0%
BP Capital Markets PLC (fixed, converts to FRN on 06/22/26), 3.250%, due 03/22/26[6,7]	EUR	135,000	131,239
Cenovus Energy, Inc. 3.750%, due 02/15/52		5,000	4,000
5.400%, due 06/15/47		24,000	23,790
Devon Energy Corp. 4.500%, due 01/15/30		15,000	14,538
4.750%, due 05/15/42		41,000	38,639
5.000%, due 06/15/45		24,000	23,154
5.850%, due 12/15/25		122,000	127,593
5.875%, due 06/15/28		2,000	2,046
Diamondback Energy, Inc. 3.125%, due 03/24/31[5]		194,000	175,515
3.250%, due 12/01/26		258,000	254,991
3.500%, due 12/01/29		227,000	214,163
4.400%, due 03/24/51[5]		286,000	255,796
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Eni SpA, Series NC9, (fixed, converts to FRN on 05/11/30), 2.750%, due 02/11/30[6,7]	EUR	100,000	$79,536
Exxon Mobil Corp. 1.408%, due 06/26/39	EUR	170,000	136,517
Hess Corp. 5.800%, due 04/01/47		24,000	24,649
Marathon Oil Corp. 6.600%, due 10/01/37		79,000	86,632
Suncor Energy, Inc. 6.800%, due 05/15/38		24,000	27,549
TotalEnergies Capital International SA 2.125%, due 03/15/23[6]	EUR	100,000	103,284
TotalEnergies SE (fixed, converts to FRN on 04/04/24), 1.750%, due 04/04/24[6,7]	EUR	100,000	98,505
Viper Energy Partners LP 5.375%, due 11/01/27[2]		955,000	932,139
			2,754,275
Packaging & containers—0.1%
Amcor Flexibles North America, Inc. 2.690%, due 05/25/31[5]		113,000	96,120
Ball Corp. 2.875%, due 08/15/30		80,000	68,895
Sealed Air Corp. 4.000%, due 12/01/27[2]		237,000	225,150
			390,165
Pharmaceuticals—0.9%
AbbVie, Inc. 2.900%, due 11/06/22		555,000	554,524
4.300%, due 05/14/36		54,000	53,653
4.500%, due 05/14/35		519,000	526,484
4.625%, due 10/01/42		4,000	3,856
Becton Dickinson and Co. 1.401%, due 05/24/23	EUR	100,000	102,307
Cigna Corp. 3.400%, due 03/01/27		146,000	144,028
CVS Health Corp. 3.000%, due 08/15/26		138,000	134,609
3.625%, due 04/01/27		69,000	68,846
5.125%, due 07/20/45		227,000	231,513
Merck KGaA (fixed, converts to FRN on 12/18/24), 1.625%, due 06/25/79[6]	EUR	100,000	99,130
Shire Acquisitions Investments Ireland DAC 3.200%, due 09/23/26[5]		309,000	300,793
Upjohn Finance BV 1.023%, due 06/23/24[6]	EUR	140,000	139,101
			2,358,844

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—2.0%
Cameron LNG LLC 3.302%, due 01/15/35[2]	79,000	$70,249
3.402%, due 01/15/38[2]	159,000	141,861
Cheniere Corpus Christi Holdings LLC 2.742%, due 12/31/39	93,000	74,874
3.700%, due 11/15/29	275,000	257,528
5.125%, due 06/30/27	286,000	290,861
Cheniere Energy Partners LP 4.000%, due 03/01/31	410,000	380,968
4.500%, due 10/01/29	60,000	58,130
Energy Transfer LP 2.900%, due 05/15/25	19,000	18,254
3.600%, due 02/01/23	74,000	73,806
3.900%, due 05/15/24	75,000	74,562
4.000%, due 10/01/27	59,000	57,090
4.950%, due 06/15/28	41,000	41,336
5.000%, due 05/15/50	159,000	140,146
5.250%, due 04/15/29	233,000	236,032
5.500%, due 06/01/27	176,000	181,710
5.875%, due 01/15/24	146,000	149,153
6.100%, due 02/15/42	15,000	14,732
6.250%, due 04/15/49	50,000	49,993
8.250%, due 11/15/29	84,000	98,791
Enterprise Products Operating LLC 3.300%, due 02/15/53	48,000	37,412
4.200%, due 01/31/50	61,000	53,804
Midwest Connector Capital Co. LLC 4.625%, due 04/01/29[2]	321,000	308,424
NGPL PipeCo LLC 3.250%, due 07/15/31[2]	64,000	54,801
4.875%, due 08/15/27[2]	100,000	100,194
7.768%, due 12/15/37[2]	20,000	22,346
Northern Natural Gas Co. 4.300%, due 01/15/49[2]	85,000	75,371
Northwest Pipeline LLC 4.000%, due 04/01/27	173,000	171,418
Rattler Midstream LP 5.625%, due 07/15/25[2]	504,000	514,080
Sabine Pass Liquefaction LLC 4.200%, due 03/15/28	241,000	235,447
4.500%, due 05/15/30	70,000	69,229
5.000%, due 03/15/27	50,000	50,868
Targa Resources Corp. 4.950%, due 04/15/52	75,000	67,089
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.000%, due 01/15/28	122,000	119,830
Texas Eastern Transmission LP 2.800%, due 10/15/22[2]	45,000	44,897
3.500%, due 01/15/28[2]	69,000	66,269
4.150%, due 01/15/48[2]	171,000	148,220
Transcontinental Gas Pipe Line Co. LLC 3.950%, due 05/15/50	34,000	29,232
4.000%, due 03/15/28	330,000	325,801
7.850%, due 02/01/26	284,000	316,542
		5,221,350
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—0.2%
Heimstaden Bostad Treasury BV 0.250%, due 10/13/24[6]	EUR	270,000	$256,246
Northwest Florida Timber Finance LLC 4.750%, due 03/04/29[2]		200,000	190,000
			446,246
Real estate investment trusts—1.5%
Alexandria Real Estate Equities, Inc. 2.950%, due 03/15/34		36,000	31,336
American Tower Corp. 0.400%, due 02/15/27	EUR	110,000	101,961
0.450%, due 01/15/27	EUR	300,000	280,478
1.500%, due 01/31/28		181,000	157,122
2.100%, due 06/15/30		130,000	108,651
2.300%, due 09/15/31		64,000	53,138
3.950%, due 03/15/29		55,000	53,072
Crown Castle International Corp. 2.250%, due 01/15/31		36,000	30,524
2.500%, due 07/15/31		343,000	293,792
3.100%, due 11/15/29		47,000	42,999
3.150%, due 07/15/23		10,000	9,930
3.300%, due 07/01/30		55,000	50,414
3.700%, due 06/15/26		20,000	19,730
3.800%, due 02/15/28		145,000	141,060
4.150%, due 07/01/50		70,000	60,461
4.450%, due 02/15/26		3,000	3,034
Digital Dutch Finco BV 1.000%, due 01/15/32[6]	EUR	110,000	89,966
1.500%, due 03/15/30[6]	EUR	100,000	89,863
Duke Realty LP 1.750%, due 07/01/30		40,000	33,581
2.875%, due 11/15/29		200,000	184,350
Equinix, Inc. 1.800%, due 07/15/27		50,000	44,676
2.000%, due 05/15/28[5]		184,000	161,412
2.500%, due 05/15/31[5]		65,000	55,725
3.200%, due 11/18/29[5]		194,000	178,795
3.900%, due 04/15/32		213,000	201,809
GLP Capital LP/GLP Financing II, Inc. 3.250%, due 01/15/32		366,000	310,198
4.000%, due 01/15/30		323,000	291,840
Invitation Homes Operating Partnership LP 2.300%, due 11/15/28		46,000	39,479
4.150%, due 04/15/32		135,000	126,577
National Retail Properties, Inc. 3.000%, due 04/15/52[5]		29,000	20,324
3.500%, due 04/15/51		109,000	84,108
Prologis Euro Finance LLC 1.500%, due 02/08/34	EUR	100,000	90,505
SELP Finance Sarl 0.875%, due 05/27/29[6]	EUR	100,000	86,261
VICI Properties LP/VICI Note Co., Inc. 3.750%, due 02/15/27[2]		93,000	85,164
4.250%, due 12/01/26[2]		427,000	401,319
4.500%, due 09/01/26[2]		37,000	35,313
4.625%, due 06/15/25[2]		51,000	49,500
			4,098,467

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Retail—0.1%
Lowe's Cos., Inc. 2.800%, due 09/15/41	33,000	$25,215
3.650%, due 04/05/29	118,000	115,475
4.500%, due 04/15/30[5]	175,000	178,951
		319,641
Semiconductors—1.0%
Amkor Technology, Inc. 6.625%, due 09/15/27[2]	193,000	192,063
Applied Materials, Inc. 4.350%, due 04/01/47	43,000	43,905
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, due 01/15/27	67,000	66,301
Broadcom, Inc. 3.459%, due 09/15/26[5]	46,000	45,062
4.150%, due 11/15/30	132,000	125,239
4.150%, due 04/15/32[2]	125,000	117,599
4.300%, due 11/15/32	48,000	45,471
4.926%, due 05/15/37[2]	660,000	625,706
Intel Corp. 3.200%, due 08/12/61[5]	114,000	85,513
KLA Corp. 3.300%, due 03/01/50[5]	132,000	110,219
4.100%, due 03/15/29	105,000	107,797
4.650%, due 11/01/24	4,000	4,096
5.250%, due 07/15/62	85,000	93,215
Lam Research Corp. 2.875%, due 06/15/50	89,000	69,972
3.750%, due 03/15/26	8,000	8,125
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.500%, due 05/11/31	64,000	54,012
2.650%, due 02/15/32	52,000	43,722
3.150%, due 05/01/27	58,000	54,984
3.400%, due 05/01/30[5]	138,000	125,994
4.300%, due 06/18/29	502,000	490,862
QUALCOMM, Inc. 4.300%, due 05/20/47[5]	35,000	35,026
TSMC Arizona Corp. 4.250%, due 04/22/32	200,000	203,038
		2,747,921
Shipbuilding—0.1%
Huntington Ingalls Industries, Inc. 2.043%, due 08/16/28	44,000	38,524
3.483%, due 12/01/27	182,000	174,311
3.844%, due 05/01/25	56,000	55,385
		268,220
Software—1.2%
Autodesk, Inc. 2.850%, due 01/15/30	121,000	109,928
Citrix Systems, Inc. 3.300%, due 03/01/30	118,000	115,751
Electronic Arts, Inc. 1.850%, due 02/15/31	190,000	160,357
	Face amount[1]	Value
Corporate bonds—(continued)
Software—(concluded)
Fidelity National Information Services, Inc. 3.100%, due 03/01/41	82,000	$62,099
Fiserv, Inc. 3.500%, due 07/01/29	72,000	68,247
MSCI, Inc. 3.875%, due 02/15/31[2]	369,000	335,831
Oracle Corp. 2.300%, due 03/25/28	290,000	260,347
2.800%, due 04/01/27	495,000	466,042
3.600%, due 04/01/40	49,000	37,989
3.600%, due 04/01/50	65,000	47,375
3.800%, due 11/15/37	434,000	356,948
3.850%, due 07/15/36	246,000	208,124
3.900%, due 05/15/35	240,000	206,391
3.950%, due 03/25/51	141,000	109,206
5.375%, due 07/15/40	121,000	113,427
6.125%, due 07/08/39	133,000	136,001
Salesforce, Inc. 3.050%, due 07/15/61	88,000	69,080
ServiceNow, Inc. 1.400%, due 09/01/30[5]	166,000	135,259
VMware, Inc. 1.800%, due 08/15/28	117,000	99,935
2.200%, due 08/15/31	94,000	76,347
3.900%, due 08/21/27	54,000	53,043
Workday, Inc. 3.800%, due 04/01/32[5]	75,000	71,575
		3,299,302
Telecommunications—2.8%
AT&T, Inc. 2.300%, due 06/01/27	52,000	48,506
2.550%, due 12/01/33	85,000	71,962
2.750%, due 06/01/31	143,000	128,267
3.650%, due 06/01/51	52,000	42,364
3.650%, due 09/15/59	69,000	53,765
4.300%, due 02/15/30	326,000	326,510
4.350%, due 03/01/29	173,000	174,508
4.500%, due 05/15/35	264,000	261,895
4.750%, due 05/15/46	48,000	46,654
Corning, Inc. 4.375%, due 11/15/57	27,000	23,733
Level 3 Financing, Inc. 3.400%, due 03/01/27[2]	164,000	148,005
3.625%, due 01/15/29[2,5]	517,000	432,088
Motorola Solutions, Inc. 2.300%, due 11/15/30	30,000	24,510
2.750%, due 05/24/31	247,000	207,097
4.600%, due 02/23/28	125,000	125,098
4.600%, due 05/23/29	114,000	111,639
5.500%, due 09/01/44	33,000	31,590
5.600%, due 06/01/32	134,000	138,993
Rogers Communications, Inc. 3.800%, due 03/15/32[2]	239,000	231,373
Sprint Communications, Inc. 6.000%, due 11/15/22	1,780,000	1,789,719

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
Sprint Corp. 7.875%, due 09/15/23		302,000	$313,117
T-Mobile USA, Inc. 2.250%, due 02/15/26		157,000	146,351
2.700%, due 03/15/32		64,000	55,822
3.375%, due 04/15/29		266,000	248,335
3.400%, due 10/15/52[5]		18,000	13,854
Verizon Communications, Inc. 1.500%, due 09/18/30		322,000	268,081
2.355%, due 03/15/32		82,000	70,822
2.550%, due 03/21/31		31,000	27,546
2.650%, due 11/20/40		148,000	114,313
2.875%, due 11/20/50		264,000	195,121
3.150%, due 03/22/30		774,000	730,532
3.700%, due 03/22/61		98,000	80,329
3.875%, due 02/08/29[5]		524,000	522,479
Series 20-Y, 2.875%, due 01/15/38	EUR	100,000	100,620
			7,305,598
Transportation—0.7%
Burlington Northern Santa Fe LLC 2.875%, due 06/15/52[5]		31,000	24,477
4.150%, due 12/15/48		173,000	167,607
Cargo Aircraft Management, Inc. 4.750%, due 02/01/28[2]		239,000	222,784
CSX Corp. 2.500%, due 05/15/51[5]		5,000	3,555
2.600%, due 11/01/26		101,000	98,170
3.250%, due 06/01/27[5]		29,000	28,658
4.750%, due 11/15/48		90,000	91,719
FedEx Corp. 0.450%, due 05/04/29	EUR	100,000	90,727
Norfolk Southern Corp. 2.550%, due 11/01/29		134,000	123,805
3.000%, due 03/15/32[5]		63,000	59,166
3.050%, due 05/15/50		116,000	90,592
4.550%, due 06/01/53		30,000	29,808
Ryder System, Inc. 2.500%, due 09/01/24		186,000	180,282
2.900%, due 12/01/26		102,000	96,767
4.625%, due 06/01/25		105,000	106,507
Union Pacific Corp. 2.891%, due 04/06/36		148,000	130,990
3.250%, due 02/05/50		182,000	151,999
4.375%, due 09/10/38		92,000	89,218
			1,786,831
Trucking & leasing—0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. 1.200%, due 11/15/25[2]		293,000	263,996
Total corporate bonds (cost—$101,081,838)			91,374,169
	Face amount[1]	Value
Mortgage-backed securities—7.4%
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5, 2.756%, due 05/15/53[2]	465,000	$423,549
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class AL, 1 mo. USD LIBOR + 0.900%, 2.900%, due 11/15/32[2,4]	1,150,000	1,115,121
BANK, Series 2022-BNK42, Class A5, 4.493%, due 06/15/55[3]	220,000	230,650
Barclays Commercial Mortgage Trust, Series 2019-C3, Class B, 4.096%, due 05/15/52	90,000	85,432
Benchmark Mortgage Trust, Series 2019-B15, Class B, 3.564%, due 12/15/72	210,000	189,229
Series 2019-B15, Class C, 3.722%, due 12/15/72[3]	111,000	94,523
Series 2022-B35, Class A5, 4.446%, due 05/15/55[3]	270,000	282,428
BFLD Trust, Series 2019-DPLO, Class A, 1 mo. USD LIBOR + 1.090%, 3.089%, due 10/15/34[2,4]	350,000	343,373
BX Commercial Mortgage Trust, Series 2019-XL, Class A, 1 mo. USD LIBOR + 0.920%, 2.919%, due 10/15/36[2,4]	319,545	314,879
Series 2020-VIV3, Class B, 3.544%, due 03/09/44[2,3]	185,000	167,430
Series 2020-VIV4, Class A, 2.843%, due 03/09/44[2]	255,000	225,219
Series 2021-CIP, Class A, 1 mo. USD LIBOR + 0.921%, 2.920%, due 12/15/38[2,4]	215,000	208,251
Series 2021-XL2, Class A, 1 mo. USD LIBOR + 0.689%, 2.688%, due 10/15/38[2,4]	294,041	282,451
BX Trust, Series 2021-ARIA, Class A, 1 mo. USD LIBOR + 0.899%, 2.898%, due 10/15/36[2,4]	535,000	507,550
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class B, 3.500%, due 01/15/53[3]	101,000	90,190
CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, due 02/10/50	300,000	296,678
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 1 mo. USD LIBOR + 0.900%, 3.159%, due 07/25/49[2,4]	43,444	41,642
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%, 2.574%, due 08/25/49[2,4]	126,944	123,487

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Cold Storage Trust, Series 2020-ICE5, Class A, 1 mo. USD LIBOR + 0.900%, 2.899%, due 11/15/37[2,4]	530,815	$518,954
Commercial Mortgage Pass-Through Certificates, Series 2013-GAM, Class A2, 3.367%, due 02/10/28[2]	625,876	616,808
Series 2014-CR16, Class A4, 4.051%, due 04/10/47	145,000	144,876
Series 2015-CR25, Class A3, 3.505%, due 08/10/48	267,710	262,466
CSMC Trust, Series 2017-CALI, Class A, 3.431%, due 11/10/32[2]	260,000	250,318
Series 2020-NET, Class A, 2.257%, due 08/15/37[2]	374,893	347,699
Series 2021-980M, Class B, 2.795%, due 07/15/31[2]	130,000	117,763
Deephaven Residential Mortgage Trust, Series 2022-2, Class A1, 4.300%, due 03/25/67[2,3]	95,147	92,625
Extended Stay America Trust Series 2021-ESH, Class A, 1 mo. USD LIBOR + 1.080%, 3.080%, due 07/15/38[2,4]	407,492	398,273
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, 1.087%, due 03/25/24[3]	2,319,377	34,387
Series K121, Class X1, 1.025%, due 10/25/30[3]	1,189,760	77,918
Series K142, Class A2, 2.400%, due 03/25/32	385,000	355,811
Series K144, Class A2, 2.450%, due 04/25/32	270,000	250,042
Series K145, Class A2, 2.580%, due 06/25/55	605,000	566,481
Series KC02, Class A2, 3.370%, due 07/25/25	542,369	542,670
Series KL06, Class XFX, 1.364%, due 12/25/29	720,000	52,519
FHLMC Multifamily WI Certificates, Series K146, Class A2, 2.920%, due 07/25/32	170,000	164,064
FHLMC REMIC, Series 2626, Class A, 4.000%, due 06/15/33	53,768	54,257
Series 4248, Class FL, 1 mo. USD LIBOR + 0.450%, 2.449%, due 05/15/41[4]	107,445	107,422
Series 4316, Class XZ, 4.500%, due 03/15/44	443,461	462,813
Series 4443, Class BA, 3.500%, due 04/15/41	15,743	15,771
Series 4447, Class PA, 3.000%, due 12/15/44	45,954	45,197
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 4606, Class FB, 1 mo. USD LIBOR + 0.500%, 2.499%, due 08/15/46[4]	189,604	$189,355
Flagstar Mortgage Trust, Series 2019-1INV, Class A11, 1 mo. USD LIBOR + 0.950%, 2.574%, due 10/25/49[2,4]	104,185	101,526
Series 2020-1INV, Class A11, 1 mo. USD LIBOR + 0.850%, 3.109%, due 03/25/50[2,4]	170,399	160,722
FNMA 4.000%, due 07/01/48	3,893	3,956
FNMA Aces, Series 2022-M5, Class A3, 2.379%, due 01/01/34[3]	325,000	292,428
FNMA REMIC, Series 2011-8, Class ZA, 4.000%, due 02/25/41	603,021	622,440
Series 2013-112, Class HQ, 4.000%, due 11/25/43	33,231	34,226
Series 2015-20, Class EV, 3.500%, due 07/25/26	136,493	136,907
Series 2015-28, Class IO, 5.500%, due 05/25/45	601,226	112,761
Series 2015-58, Class JP, 2.500%, due 03/25/37	52,219	50,698
Series 2015-62, Class VA, 4.000%, due 10/25/26	42,268	42,637
Series 2016-48, Class UF, 1 mo. USD LIBOR + 0.400%, 2.659%, due 08/25/46[4]	276,922	276,343
Series 2016-62, Class FC, 1 mo. USD LIBOR + 0.500%, 2.759%, due 09/25/46[4]	148,299	148,167
Series 2016-74, Class GF, 1 mo. USD LIBOR + 0.500%, 2.759%, due 10/25/46[4]	177,118	176,890
FRESB Mortgage Trust, Series 2019-SB60, Class A10H, 3.500%, due 01/25/39[3]	190,609	189,719
GCAT Trust, Series 2021-NQM7, Class A1, 1.915%, due 08/25/66[2,3]	264,800	249,715
GNMA, Series 2014-131, Class BW, 1.942%, due 05/20/41[4]	24,402	24,826
Series 2015-167, Class SA, 1 mo. USD LIBOR + 6.250%, 4.124%, due 11/20/45[4]	199,395	28,994
GS Mortgage Securities Corp. Trust, Series 2020-TWN3, Class B, 1 mo. USD LIBOR + 2.500%, 4.499%, due 11/15/37[2,4]	335,000	328,211
Series 2022-SHIP, Class A, 2.690%, due 08/15/24	320,000	313,600

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Mortgage-backed securities—(continued)
GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ2, Class A4, 2.500%, due 06/25/52[2,3]	436,256	$384,658
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class A, 1 mo. USD LIBOR + 1.000%, 2.999%, due 09/15/29[2,4]	111,882	110,047
Series 2021-MHC, Class A, 1 mo. USD LIBOR + 0.800%, 2.799%, due 04/15/38[2,4]	85,041	82,474
Series 2022-ACB, Class A, 30-Day Average SOFR + 1.400%, 2.817%, due 03/15/39[2,4]	360,000	355,259
JP Morgan Mortgage Trust, Series 2014-IVR26, Class B2, 2.371%, due 07/25/44[2,3]	111,100	109,983
Series 2019-INV2, Class A11, 1 mo. USD LIBOR + 0.900%, 3.159%, due 02/25/50[2,4]	110,788	107,120
Series 2019-LTV3, Class A11, 1 mo. USD LIBOR + 0.850%, 2.474%, due 03/25/50[2,4]	21,242	21,095
Series 2022-INV3, Class A3B, 3.000%, due 09/25/52[2,3]	285,568	262,632
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A3, 3.000%, due 04/25/52[2,3]	364,758	334,950
MF1, Ltd., Series 2021-W10, Class A, 1 mo. CME Term SOFR + 1.070%, 3.029%, due 12/15/34[2,4]	100,000	98,731
Series 2021-W10, Class B, 1 Month CME Term SOFR + 1.370%, 3.329%, due 12/15/34[2,4]	370,000	363,547
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4, 3.779%, due 05/15/48[3]	520,000	515,468
Series 2018-SUN, Class A, 1 mo. USD LIBOR + 0.900%, 2.899%, due 07/15/35[2,4]	290,000	281,975
Series 2019-NUGS, Class A, 1 mo. USD LIBOR + 0.950%, 2.949%, due 12/15/36[2,4]	241,000	233,465
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, 3.750%, due 11/25/56[2,3]	54,909	53,228
OBX Trust, Series 2022-INV3, Class A1, 3.000%, due 02/25/52[2,3]	175,280	160,518
One New York Plaza Trust, Series 2020-1NYP, Class A, 1 mo. USD LIBOR + 0.950%, 2.949%, due 01/15/36[2,4]	240,000	230,501
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071%, due 11/25/56[2,3]	277,991	237,955
	Face amount[1]	Value
Mortgage-backed securities—(concluded)
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B, 4.144%, due 01/05/43[2,3]	515,000	$419,507
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, 3.000%, due 10/25/31[2,3]	85,030	80,111
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, 1 Month CME Term SOFR + 2.186%, 4.145%, due 05/15/37[2,4]	260,000	255,100
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 1 mo. USD LIBOR + 1.050%, 2.842%, due 11/11/34[2,4]	81,008	78,652
Verus Securitization Trust, Series 2022-3, Class A1, 4.130%, due 02/25/67[2,8]	327,079	317,711
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5, 4.212%, due 05/15/51	445,000	451,454
Series 2018-C46, Class A4, 4.152%, due 08/15/51	135,000	136,256
Total mortgage-backed securities (cost—$20,478,409)		19,667,734
Municipal bonds—0.4%
California—0.1%
Los Angeles Department of Water & Power Power System Revenue, Revenue Bonds 6.574%, due 07/01/45	145,000	188,043
State of California, GO Bonds 7.550%, due 04/01/39	70,000	96,390
		284,433
Michigan—0.0%†
University of Michigan, Revenue Bonds, Series B, 3.504%, due 04/01/52	93,000	83,927
Minnesota—0.0%†
University of Minnesota, Revenue Bonds 4.048%, due 04/01/52	78,000	76,650
New Jersey—0.1%
New Jersey Transportation Trust Fund Authority, Build America Bonds, Revenue Bonds, Series B, 6.561%, due 12/15/40	105,000	124,856
New Jersey Turnpike Authority, Taxable Refunding, Revenue Bonds, Series B, 2.782%, due 01/01/40	25,000	19,431
		144,287
New York—0.1%
New York State Dormitory Authority, Personal Income Tax, Revenue Bonds 2.052%, due 03/15/30	120,000	106,592
2.152%, due 03/15/31	165,000	145,384
		251,976

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Municipal bonds—(concluded)
Texas—0.1%
City of Houston TX, GO Bonds 3.961%, due 03/01/47		85,000	$81,127
State of Texas, Public Finance Authority, Taxable Refunding, GO Bonds Series B, 2.754%, due 10/01/41		50,000	38,904
			120,031
Total municipal bonds (cost—$1,047,716)			961,304
Non-U.S. government agency obligations—1.8%
Argentine Republic Government International Bond 0.500%, due 07/09/30[8]		266,126	62,806
1.000%, due 07/09/29		29,232	6,811
1.500%, due 07/09/35[8]		767,563	170,399
Chile Government International Bond 2.450%, due 01/31/31		145,000	128,262
2.550%, due 01/27/32		200,000	176,537
Colombia Government International Bond 3.125%, due 04/15/31		85,000	67,139
3.875%, due 04/25/27		570,000	521,122
4.500%, due 03/15/29		75,000	67,889
Indonesia Government International Bond 2.150%, due 07/28/31		200,000	173,772
2.850%, due 02/14/30		240,000	222,195
4.100%, due 04/24/28		111,000	112,304
7.750%, due 01/17/38[2]		108,000	133,367
Mexico Government International Bond 1.450%, due 10/25/33	EUR	1,435,000	1,060,840
2.659%, due 05/24/31		200,000	171,300
4.600%, due 02/10/48		200,000	166,600
Panama Government International Bond 3.750%, due 03/16/25		250,000	248,406
4.500%, due 04/01/56		450,000	364,866
Philippine Government International Bond 1.648%, due 06/10/31		200,000	169,272
3.000%, due 02/01/28		600,000	584,316
Uruguay Government International Bond 4.500%, due 08/14/24		85,000	86,238
Total non-U.S. government agency obligations (cost—$5,664,845)			4,694,441
U.S. government agency obligations—31.9%
Federal Home Loan Bank 4.000%, due 09/01/28		680,000	723,843
FHLMC 2.000%, due 03/01/42		86,617	79,470
2.000%, due 08/01/50		34,797	31,449
2.000%, due 11/01/50		63,980	57,824
2.000%, due 03/01/51		645,692	581,956
2.000%, due 04/01/51		252,035	227,787
2.000%, due 05/01/51		113,381	102,435
2.000%, due 07/01/51		442,306	399,700
2.000%, due 09/01/51		151,246	136,294
2.000%, due 10/01/51		509,181	458,645
	Face amount[1]	Value
U.S. government agency obligations—(continued)
2.000%, due 12/01/51	999,210	$900,582
2.000%, due 01/01/52	1,689,399	1,525,342
2.000%, due 02/01/52	44,013	39,631
2.500%, due 07/01/50	64,359	60,580
2.500%, due 02/01/51	476,004	448,584
2.500%, due 05/01/51	1,360,884	1,281,088
2.500%, due 11/01/51	1,226,798	1,152,899
2.500%, due 12/01/51	554,215	519,997
2.500%, due 01/01/52	3,789,010	3,549,422
3.000%, due 09/01/27	16,485	16,607
3.000%, due 07/01/28	9,650	9,718
3.000%, due 09/01/37	9,391	9,333
3.000%, due 06/01/38	184,681	184,155
3.000%, due 08/01/50	24,062	23,372
3.000%, due 09/01/50	615,334	604,859
3.000%, due 07/01/51	95,159	92,745
3.000%, due 10/01/51	118,843	115,204
3.000%, due 02/01/52	69,877	68,149
3.000%, due 03/01/52	2,621,102	2,544,575
3.500%, due 01/01/34	16,380	16,685
3.500%, due 05/01/35	61,449	62,522
3.500%, due 01/01/40	76,125	76,704
3.500%, due 02/01/40	9,526	9,599
3.500%, due 04/01/42	9,479	9,571
3.500%, due 08/01/42	8,501	8,584
3.500%, due 06/01/44	5,022	5,073
3.500%, due 03/01/46	4,999,524	5,043,589
3.500%, due 09/01/46	29,428	29,588
3.500%, due 10/01/47	47,506	47,944
3.500%, due 12/01/47	40,918	41,294
3.500%, due 01/01/48	14,562	14,649
4.000%, due 09/01/40	17,661	18,190
4.000%, due 07/01/44	9,901	10,182
4.000%, due 01/01/45	1,288,778	1,325,789
4.000%, due 07/01/47	68,780	70,223
4.000%, due 04/01/48	35,529	36,524
4.500%, due 07/01/47	179,387	186,213
4.500%, due 08/01/48	87,072	90,386
5.000%, due 02/01/42	249,495	266,291
5.000%, due 09/01/43	106,132	112,624
6.250%, due 07/15/32	302,000	385,721
6.750%, due 03/15/31	82,000	105,148
FNMA 1.500%, due 11/01/41	1,778,505	1,565,769
1.500%, due 12/01/41	908,330	799,566
2.000%, due 10/01/31	9,534	9,271
2.000%, due 11/01/31	124,654	121,211
2.000%, due 12/01/31	13,417	13,046
2.000%, due 03/01/32	90,433	87,936
2.000%, due 02/01/42	625,709	573,382
2.000%, due 03/01/42	682,819	626,234
2.000%, due 04/01/42	78,337	71,825
2.000%, due 09/01/50	199,966	180,721
2.000%, due 10/01/50	274,031	247,659
2.000%, due 11/01/50	39,197	35,425
2.000%, due 12/01/50	221,528	200,210
2.000%, due 02/01/51	330,945	299,096

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
U.S. government agency obligations—(continued)
2.000%, due 03/01/51	169,935	$153,399
2.000%, due 04/01/51	367,596	332,024
2.000%, due 08/01/51	2,349,707	2,116,854
2.000%, due 11/01/51	1,549,050	1,397,278
2.000%, due 12/01/51	1,436,054	1,294,125
2.000%, due 01/01/52	806,761	727,966
2.000%, due 02/01/52	4,884,718	4,400,925
2.000%, due 03/01/52	951,475	857,612
2.500%, due 04/01/32	1,774,349	1,757,587
2.500%, due 07/01/50	1,326,950	1,249,719
2.500%, due 08/01/50	891,774	839,306
2.500%, due 11/01/50	246,132	231,870
2.500%, due 01/01/51	63,701	59,857
2.500%, due 02/01/51	182,917	171,777
2.500%, due 03/01/51	25,125	23,557
2.500%, due 04/01/51	48,978	45,910
2.500%, due 05/01/51	324,206	304,319
2.500%, due 07/01/51	27,393	25,665
2.500%, due 10/01/51	103,119	96,615
2.500%, due 11/01/51	118,651	111,628
2.500%, due 12/01/51	71,459	66,910
2.500%, due 01/01/52	2,330,924	2,184,984
2.500%, due 02/01/52	665,041	623,368
2.500%, due 03/01/52	119,065	112,018
3.000%, due 07/01/29	243,406	243,999
3.000%, due 10/01/29	21,298	21,350
3.000%, due 01/01/30	149,455	149,820
3.000%, due 01/01/31	539,547	542,877
3.000%, due 09/01/31	22,314	22,368
3.000%, due 04/01/32	10,930	11,001
3.000%, due 09/01/32	260,695	261,762
3.000%, due 03/01/33	252,207	253,352
3.000%, due 03/01/47	3,550,841	3,471,845
3.000%, due 08/01/50	92,785	90,342
3.000%, due 11/01/51	250,096	241,955
3.000%, due 12/01/51	111,570	108,246
3.000%, due 04/01/52	93,711	90,886
3.000%, due 05/01/52	149,444	144,469
3.500%, due 05/01/32	371,056	376,295
3.500%, due 05/01/39	5,766	5,810
3.500%, due 12/01/39	24,622	24,808
3.500%, due 01/01/40	10,764	10,846
3.500%, due 02/01/40	18,486	18,626
3.500%, due 04/01/42	1,289	1,300
3.500%, due 02/01/45	10,810	10,905
3.500%, due 12/01/46	43,081	43,240
3.500%, due 02/01/47	222,169	222,870
3.500%, due 03/01/47	13,329	13,354
3.500%, due 05/01/47	124,807	125,044
3.500%, due 06/01/47	24,845	24,892
3.500%, due 04/01/48	7,843	7,905
4.000%, due 09/01/33	10,299	10,537
4.000%, due 10/01/33	30,496	31,318
4.000%, due 01/01/42	311,410	320,359
4.000%, due 07/01/46	599,908	611,434
4.000%, due 05/01/47	24,383	24,845
4.000%, due 07/01/47	17,892	18,231
	Face amount[1]	Value
U.S. government agency obligations—(continued)
4.000%, due 08/01/47	48,564	$49,483
4.000%, due 09/01/47	2,623	2,673
4.000%, due 02/01/48	10,739	10,952
4.000%, due 04/01/48	4,717	4,793
4.000%, due 05/01/48	5,398	5,485
4.000%, due 06/01/48	3,876	3,939
4.000%, due 10/01/48	11,597	11,784
4.000%, due 01/01/49	66,485	67,762
4.000%, due 03/01/49	169,495	172,229
4.000%, due 09/01/49	105,353	107,052
4.000%, due 03/01/50	46,673	47,093
4.000%, due 05/01/50	43,069	43,713
4.000%, due 06/01/50	82,398	83,139
4.000%, due 01/01/51	220,014	223,302
4.000%, due 03/01/51	196,524	199,460
4.000%, due 05/01/51	577,119	586,427
4.000%, due 10/01/51	586,516	595,280
4.500%, due 04/01/41	1,336,764	1,395,905
4.500%, due 11/01/45	7,282	7,606
4.500%, due 12/01/45	28,903	30,157
4.500%, due 07/01/46	79,313	82,935
4.500%, due 10/01/47	20,586	21,448
4.500%, due 12/01/47	39,903	41,267
4.500%, due 05/01/48	261,989	271,728
5.000%, due 09/01/31	187,518	197,271
5.000%, due 01/01/44	32,307	34,254
5.000%, due 03/01/44	123,535	129,887
GNMA I 3.000%, due 02/15/45	53,089	52,185
4.000%, due 06/15/47	13,164	13,468
4.000%, due 09/15/47	32,159	32,900
4.000%, due 10/15/47	94,799	96,984
4.000%, due 11/15/47	23,321	23,858
4.000%, due 12/15/47	52,210	53,413
4.000%, due 01/15/48	127,430	130,366
4.500%, due 03/15/47	16,223	16,663
4.500%, due 04/15/47	37,009	38,047
4.500%, due 05/15/47	14,283	14,695
GNMA II 2.000%, due 08/20/50	739,050	683,071
2.000%, due 11/20/50	686,867	634,841
2.000%, due 01/20/51	1,587,884	1,467,611
2.000%, due 02/20/51	246,429	226,876
2.500%, due 04/20/51	56,941	54,157
2.500%, due 10/20/51	753,046	714,825
2.500%, due 12/20/51	1,422,816	1,350,162
3.000%, due 04/20/50	86,610	85,098
3.000%, due 05/20/50	67,808	66,614
3.000%, due 08/20/50	67,737	66,514
3.000%, due 06/20/51	910,315	890,637
3.000%, due 08/20/51	1,083,319	1,059,300
3.000%, due 12/20/51	290,798	284,028
3.500%, due 04/20/43	33,067	33,503
3.500%, due 05/20/43	33,675	34,119
3.500%, due 05/20/45	126,921	127,901
3.500%, due 03/20/46	1,227,761	1,235,822
3.500%, due 05/20/46	148,925	149,903

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
U.S. government agency obligations—(concluded)
3.500%, due 07/20/46	54,548	$54,906
4.000%, due 04/20/39	1,817	1,878
4.000%, due 04/20/42	38,064	39,207
4.000%, due 08/20/44	282,573	289,768
4.000%, due 06/20/47	215,124	219,635
4.000%, due 05/20/50	133,718	135,750
4.500%, due 07/20/40	3,653	3,819
4.500%, due 08/20/40	3,436	3,592
4.500%, due 09/20/40	6,884	7,197
4.500%, due 10/20/40	6,732	7,038
4.500%, due 06/20/44	186,726	193,724
4.500%, due 09/20/48	56,034	57,663
4.500%, due 03/20/49	51,490	52,987
4.500%, due 04/20/50	64,938	66,194
GNMA II TBA 2.000%	1,020,200	936,315
2.500%	2,127,500	2,012,923
3.000%	636,000	619,239
3.500%	743,200	739,760
4.000%	88,000	88,913
4.500%	26,000	26,486
5.000%	172,000	176,214
UMBS TBA 1.500%	2,135,500	1,911,302
2.000%[9]	2,755,000	2,621,628
2.500%[9]	119,000	115,748
3.000%[9]	448,000	431,000
3.500%[9]	473,739	468,828
4.000%[9]	1,874,000	1,883,295
4.000%	278,000	278,920
4.500%[9]	175,000	177,991
5.000%	1,362,000	1,395,560
Total U.S. government agency obligations (cost—$85,549,367)		84,574,918
U.S. Treasury obligations—23.5%
U.S. Treasury Bonds 1.125%, due 08/15/40	440,000	312,366
1.250%, due 05/15/50	730,000	476,468
1.375%, due 11/15/40	1,940,000	1,433,099
1.375%, due 08/15/50	2,245,000	1,514,673
1.625%, due 11/15/50	1,752,000	1,262,809
1.750%, due 08/15/41	4,085,000	3,191,406
1.875%, due 02/15/41	840,000	675,839
2.000%, due 11/15/41	3,690,000	3,012,539
2.000%, due 02/15/50	850,000	675,418
2.250%, due 08/15/49	45,000	37,846
2.375%, due 02/15/42	1,400,000	1,219,313
2.750%, due 11/15/47	465,000	425,075
2.875%, due 11/15/46	1,070,000	995,058
2.875%, due 05/15/49	605,000	577,397
2.875%, due 05/15/52	834,000	806,634
3.000%, due 11/15/45	660,000	626,923
3.000%, due 02/15/47	7,494,000	7,138,620
3.000%, due 02/15/48	1,030,000	990,852
3.000%, due 08/15/48	695,000	671,299
3.000%, due 02/15/49	275,000	268,114
3.125%, due 11/15/41	2,555,000	2,522,064
	Face amount[1]	Value
U.S. Treasury obligations—(concluded)
3.625%, due 08/15/43	980,000	$1,030,034
3.625%, due 02/15/44	2,035,000	2,136,909
4.375%, due 02/15/38	315,000	379,698
4.750%, due 02/15/37	590,000	735,564
U.S. Treasury Notes 0.250%, due 05/31/25	490,000	455,547
0.375%, due 04/30/25	450,800	421,410
0.375%, due 11/30/25	1,040,000	959,969
0.375%, due 07/31/27	2,438,000	2,173,534
0.500%, due 02/28/26	1,436,000	1,324,430
0.625%, due 05/15/30	5,560,000	4,764,225
1.000%, due 07/31/28	842,000	761,056
2.375%, due 03/31/29	202,000	197,629
2.500%, due 03/31/27	207,000	205,051
2.625%, due 04/15/25	4,120,000	4,094,089
2.750%, due 07/31/27	6,705,000	6,721,762
2.875%, due 06/15/25	2,215,000	2,217,077
2.875%, due 05/15/32	1,450,000	1,476,055
3.000%, due 07/15/25	2,765,000	2,778,825
3.250%, due 06/30/29	500,000	517,031
Total U.S. Treasury obligations (cost—$68,164,145)		62,183,707
	Number of shares
Short-term investments—0.8%
Investment companies—0.8%
State Street Institutional U.S. Government Money Market Fund, 1.880%[10] (cost—$2,136,310)	2,136,310	2,136,310
Investment of cash collateral from securities loaned—2.0%
Money market funds—2.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.270%[10] (cost—$5,399,718)	5,399,718	5,399,718
Total investments before investments sold short (cost—$303,148,377)—107.3%		284,184,715
	Face amount[1]
Investments sold short—(2.9)%
UMBS TBA 2.000%	(2,170,690)	(1,951,581)
2.500%	(1,116,700)	(1,040,178)
3.000%	(463,552)	(458,981)
3.500%	(888,478)	(880,583)
4.000%	(1,874,000)	(1,883,295)
4.500%	(1,460,000)	(1,484,951)
Total investments sold short (proceeds—$7,482,179)		(7,699,569)
Liabilities in excess of other assets—(4.4)%		(11,730,086)
Net assets—100.0%		$264,755,060

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	30	29,600	10 Year USD SOFR Interest Rate Swap strike @ 2.71%, terminating 07/07/25	BOA	Receive	07/07/25	$1,656	$(1,733)	$(77)
USD	104	104,317	10 Year USD SOFR Interest Rate Swap strike @ 2.86%, terminating 06/09/25	BOA	Receive	06/09/25	5,284	(6,894)	(1,610)
USD	439	439,000	10 Year USD SOFR Interest Rate Swap strike @ 2.93%, terminating	GS	Receive	06/17/25	25,023	(30,745)	(5,722)
USD	49	49,000	10 Year USD SOFR Interest Rate Swap strike @ 3.16%, terminating 06/16/25	BOA	Receive	06/16/25	2,744	(4,052)	(1,308)
Total							$34,707	$(43,424)	$(8,717)
			Put swaptions
USD	30	29,600	10 Year USD SOFR Interest Rate Swap strike @ 2.71%, terminating 07/07/25	BOA	Pay	07/07/25	$1,656	$(1,274)	$382
USD	104	104,317	10 Year USD SOFR Interest Rate Swap strike @ 2.86%, terminating 06/09/25	BOA	Pay	06/09/25	5,284	(3,935)	1,349
USD	439	439,000	10 Year USD SOFR Interest Rate Swap strike @ 2.93%, terminating 06/17/25	GS	Pay	06/17/25	25,023	(15,709)	9,314
USD	49	49,000	10 Year USD SOFR Interest Rate Swap strike @ 3.16%, terminating 06/16/25	BOA	Pay	06/16/25	2,744	(1,463)	1,281
Total							$34,707	$(22,381)	$12,326
Total swaptions written							$69,414	$(65,805)	$3,609

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
6	EUR	Euro Schatz 2 Year Index Futures	September 2022	$669,897	$675,381	$5,484
U.S. Treasury futures buy contracts:
40	USD	U.S. Treasury Note 10 Year Futures	September 2022	$4,737,892	$4,845,625	$107,733
83	USD	U.S. Treasury Note 2 Year Futures	September 2022	17,404,467	17,468,258	63,791
125	USD	U.S. Treasury Note 5 Year Futures	September 2022	13,993,900	14,215,820	221,920
Total				$36,806,156	$37,205,084	$398,928
Interest rate futures sell contracts:
13	EUR	Euro BOBL 5 Year Index Future	September 2022	$(1,656,834)	$(1,698,963)	$(42,129)
25	EUR	Euro Bund 10 Year Futures	September 2022	(3,858,218)	(4,027,898)	(169,680)
2	EUR	German Euro Buxl 30 Year Futures	September 2022	(349,417)	(379,794)	(30,377)
1	JPY	Japan Government Bond Mini 10 Year Futures	September 2022	(1,117,133)	(1,128,684)	(11,551)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures sell contracts:
6	USD	U.S. Long Bond Futures	September 2022	$(835,287)	$(864,000)	$(28,713)
31	USD	Ultra U.S. Treasury Bond Futures	September 2022	(4,860,962)	(4,907,688)	(46,726)
31	USD	Ultra U.S. Treasury Note 10 Year Futures	September 2022	(3,953,559)	(4,068,750)	(115,191)
Total				$(16,631,410)	$(17,075,777)	$(444,367)
Net unrealized appreciation (depreciation)						$(45,439)

Centrally cleared interest rate swap agreements

Notional amount (000)	Maturity date	Payment frequency	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Value	Unrealized appreciation (depreciation)
USD 6,095	11/30/26	Annual	2.782%	12 Month SOFR	$(73,068)	$(73,123)
EUR 1,490	02/15/31	Annual	6 Month EURIBOR	0.644%	(111,676)	(111,701)
EUR 820	02/15/31	Annual	6 Month EURIBOR	0.690	(58,305)	(58,236)
USD 6,095	06/30/24	Annual	12 Month SOFR	2.951	1,898	1,874
Total					$(241,151)	$(241,186)

OTC credit default swap agreements on corporate issues—sell protection12

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	Berkshire Hathaway, Inc.	USD	130,000	12/20/22	Quarterly	1.000%	$(232)	$616	$384
JPMCB	Bristol-Myers Squibb Co.	USD	25,000	12/20/22	Quarterly	1.000	(73)	118	45
BOA	Honeywell International, Inc.	USD	40,000	12/20/22	Quarterly	1.000	(106)	193	87
JPMCB	Johnson & Johnson	USD	65,000	12/20/22	Quarterly	1.000	(205)	314	109
JPMCB	Pfizer, Inc.	USD	90,000	12/20/22	Quarterly	1.000	(266)	427	161
JPMCB	The Procter & Gamble Co.	USD	90,000	12/20/22	Quarterly	1.000	(266)	419	153
JPMCB	The Sherwin-Williams Co.	USD	40,000	12/20/22	Quarterly	1.000	(61)	156	95
Total							$(1,209)	$2,243	$1,034

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	EUR	6,235,000	USD	6,603,127	09/21/22	$208,369

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$13,192,414	$—	$13,192,414
Corporate bonds	—	91,374,169	—	91,374,169
Mortgage-backed securities	—	19,667,734	—	19,667,734
Municipal bonds	—	961,304	—	961,304
Non-U.S. government agency obligations	—	4,694,441	—	4,694,441
U.S. government agency obligations	—	84,574,918	—	84,574,918
U.S. Treasury obligations	—	62,183,707	—	62,183,707
Short-term investments	—	2,136,310	—	2,136,310
Investment of cash collateral from securities loaned	—	5,399,718	—	5,399,718
Futures contracts	398,928	—	—	398,928
Swap agreements	—	4,141	—	4,141
Forward foreign currency contracts	—	208,369	—	208,369
Total	$398,928	$284,397,225	$—	$284,796,153
Liabilities
Investments sold short	$—	$(7,699,569)	$—	$(7,699,569)
Swaptions written	—	(65,805)	—	(65,805)
Futures contracts	(444,367)	—	—	(444,367)
Swap agreements	—	(243,049)	—	(243,049)
Total	$(444,367)	$(8,008,423)	$—	$(8,452,790)

At July 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $37,894,599, represented 14.3% of the Portfolio's net assets at period end.

3  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

4  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

5  Security, or portion thereof, was on loan at the period end.

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Perpetual investment. Date shown reflects the next call date.

8  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

9  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

10  Rates shown reflect yield at July 31, 2022.

11  Payments made or received are based on the notional amount.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2022

Portfolio footnotes—(concluded)

12  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -10.74% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Government/Credit Index (the "benchmark") returned -10.11%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 57. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Fund underperformed its benchmark during the reporting period. Overall duration strategies were the most notable contributors to relative returns. An average underweight duration position contributed to relative results as rates rose globally. (Duration measures a portfolio's sensitivity to interest rate changes.) Non-US developed market interest rate strategies were also additive for performance, including short exposure to UK rates as yields rose. Overall spread sector strategies were the most notable detractors from relative returns. Security selection within investment-grade credit was a headwind for performance, as was exposure to non-investment grade securities and emerging market debt. Exposure to mortgage-backed securities also detracted from results as spreads widened. Lastly, overall currency strategies, including exposure to a basket of emerging market currencies, were negative for performance.

Overall, derivative usage was positive for performance during the period, primarily driven by derivatives used to reduce interest rate exposure and to reduce credit exposure. The portfolio used a combination of government bond futures and interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were used to manage credit exposure in lieu of the direct buying or selling of physical securities. The use of options to manage mortgage exposure of the portfolio was negative for performance, as was the use of currency forwards to manage currency exposure.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pacific Investment Management Company LLC ("PIMCO");
Neuberger Berman Investment Advisers LLC ("Neuberger Berman")
Brown Brothers Harriman & Co. ("BBH") (hired effective August, 12, 2022)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

PIMCO: Scott Mather and Mohit Mittal;
Neuberger Berman: Thanos Bardas, David M. Brown, Adam Grotzinger, Bradley C. Tank and Ashok Bhatia

BBH: Andrew Hofer, Neil Hohman, Paul Kunz

Objective:

Total return consisting of income and capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

• An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio man-

(continued on next page)

PACE Strategic Fixed Income Investments

Investment process
(concluded)

agement that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

• A strategy that seeks to invest in a diversified portfolio of fixed income instruments that are performing, durable, and available at an attractive valuation, including floating or variable rate debt instruments.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(10.95)%	1.25%	1.67%
Class Y2	(10.75)	1.50	1.91
Class P3	(10.74)	1.49	1.92
After deducting maximum sales charge
Class A1	(14.31)	0.47	1.28
Bloomberg US Government/Credit Index[4]	(10.11)	1.40	1.72

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(12.24)%	0.87%	1.60%
Class Y2	(11.97)	1.12	1.83
Class P3	(12.03)	1.11	1.84
After deducting maximum sales charge
Class A1	(15.51)	0.10	1.21

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.00% and 0.91%; Class Y—0.71% and 0.66%; and Class P—0.78% and 0.66%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.90%; Class Y—0.65%; and Class P—0.65%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Government/Credit Index is an unmanaged index composed of US government, government-related and investment-grade US corporate issues and non-corporate foreign debentures, denominated in US dollars with at least one year to maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Bloomberg US Government/Credit Index over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Strategic Fixed Income Investments

PACE Strategic Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Characteristics
Weighted average duration	4.58 yrs.
Weighted average maturity	9.40 yrs.
Average coupon	4.05%
Top ten fixed income holdings
U.S. Treasury Bonds, 2.500% due 02/15/45	8.1%
U.S. Treasury Bills, 2.362% due 10/27/22	2.9
U.S. Treasury Notes, 2.125% due 09/30/24	1.9
Federal Home Loan Bank Discount Notes, 2.050% due 08/01/22	1.6
U.S Treasury Bill, 2.368% due 10/27/22	1.4
U.S. Treasury Bonds, 1.375% due 11/15/40	1.1
U.S. Treasury Notes, 1.750% due 06/30/24	0.9
U.S. Treasury Bonds, 3.250% due 05/15/42	0.9
U.S. Treasury Bonds, 1.375% due 08/15/50	0.9
U.S. Treasury Notes, 2.250% due 08/15/27	0.9
Total	20.6%
Top five issuer breakdown by country or territory of origin
United States	86.7%
United Kingdom	3.6
Japan	1.5
Germany	1.5
Switzerland	1.0
Total	94.3%
Asset allocation
Corporate bonds	47.8%
U.S. Treasury obligations	19.0
Mortgage-backed securities	11.3
Short-term U.S. Treasury obligations	4.8
Repurchase agreements	4.3
U.S. government agency obligations	4.2
Asset-backed securities	3.2
Non-U.S. government agency obligations	1.9
Loan assignments	0.6
Exchange traded funds	0.5
Short-term investments	0.5
Investment companies	0.3
Municipal bonds	0.3
Cash equivalents and liabilities in excess of other assets	1.3
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Asset-backed securities—3.2%
Accredited Mortgage Loan Trust, Series 2004-2, Class A1, 1 mo. USD LIBOR + 0.290%, 2.839%, due 07/25/34[1,2]	450,728	$427,581
AM Capital Funding LLC, Series 2018-1, Class A, 4.980%, due 12/15/23[3]	440,000	433,946
Ameriquest Mortgage Securities, Inc., Series 2005-R10, Class M2, 1 mo. USD LIBOR + 0.645%, 2.904%, due 01/25/36[2]	8,312	8,303
Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class B, 1.900%, due 02/20/28[3]	122,000	108,188
Series 2022-4A, Class A, 4.770%, due 02/20/29	143,000	146,285
BPCRE Ltd., Series 2022-FL2, Class A, 1 mo. CME Term SOFR + 2.400%, 4.501%, due 01/16/37[2,3]	500,000	497,705
CHEC Loan Trust, Series 2004-2, Class M1, 1 mo. USD LIBOR + 0.960%, 3.219%, due 06/25/34[2]	365,284	355,310
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A, 6.672%, due 06/25/36[4]	247,400	81,091
Delta Funding Home Equity Loan Trust, Series 1999-3, Class A1A, 1 mo. USD LIBOR + 0.820%, 2.819%, due 09/15/29[2]	33,575	30,845
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D, 1 mo. USD LIBOR + 0.480%, 2.739%, due 10/25/36[2]	1,086,508	782,787
FS Rialto Issuer LLC, Series 2022-FL4, Class A, 30-Day Average SOFR + 1.900%, 3.372%, due 01/19/39[2,3]	800,000	773,259
GLS Auto Receivables Issuer Trust, Series 2022-1A, Class A, 1.980%, due 08/15/25[3]	1,071,430	1,057,882
GSAMP Trust, Series 2006-HE4, Class A1, 1 mo. USD LIBOR + 0.280%, 2.539%, due 06/25/36[2]	823,327	787,602
Hilton Grand Vacations Trust, Series 2022-1D, Class D, 6.790%, due 06/20/34[3]	122,610	120,717
Home Equity Asset Trust, Series 2005-2, Class M5, 1 mo. USD LIBOR + 1.095%, 3.354%, due 07/25/35[2]	98,903	98,613
KREF Ltd., Series 2022-FL3, Class A, 1 Month CME Term SOFR + 1.450%, 3.613%, due 02/17/39[2,3]	600,000	579,678
	Face amount[1]	Value
Asset-backed securities—(continued)
Lendmark Funding Trust, Series 2021-1A, Class A, 1.900%, due 11/20/31[3]	1,500,000	$1,324,644
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, 1 mo. USD LIBOR + 1.130%, 3.129%, due 05/15/28[2,3]	92,777	92,085
Series 2021-CRE6, Class A, 1 mo. USD LIBOR + 1.300%, 3.299%, due 11/15/38[2,3]	700,000	671,554
M360 Ltd., Series 2021-CRE3, Class A, 1 mo. USD LIBOR + 1.500%, 3.714%, due 11/22/38[2,3]	700,000	684,848
Mariner Finance Issuance Trust, Series 2021-AA, Class A, 1.860%, due 03/20/36[3]	1,300,000	1,146,388
MF1 Ltd., Series 2022-FL8, Class A, 30-Day Average SOFR + 1.350%, 2.822%, due 02/19/37[2,3]	600,000	573,298
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2, 1 mo. USD LIBOR + 0.705%, 2.964%, due 12/25/34[2]	152,815	144,627
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1, 1 mo. USD LIBOR + 1.575%, 3.834%, due 11/25/32[2]	111,808	111,096
Mosaic Solar Loan Trust, Series 2022-1A, Class A, 2.640%, due 01/20/53[3]	1,245,720	1,145,605
MVW LLC, Series 2022-1A, Class B, 4.400%, due 11/21/39[3]	201,078	199,496
Navient Private Education Refi Loan Trust, Series 2021-FA, Class A, 1.110%, due 02/18/70[3]	629,651	555,212
New Century Home Equity Loan Trust, Series 2005-D, Class A2D, 1 mo. USD LIBOR + 0.660%, 2.919%, due 02/25/36[2]	76,953	76,807
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD LIBOR + 0.630%, 2.889%, due 12/25/35[2]	326,572	324,710
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2, 1 mo. USD LIBOR + 1.350%, 3.609%, due 12/25/34[2]	122,939	122,106
Saxon Asset Securities Trust, Series 2004-1, Class M1, 1 mo. USD LIBOR + 0.795%, 2.354%, due 03/25/35[2]	97,358	94,052
Series 2006-1, Class M1, 1 mo. USD LIBOR + 0.465%, 2.724%, due 03/25/36[2]	1,038,702	1,001,115

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Asset-backed securities—(concluded)
Securitized Asset Backed Receivables LLC Trust, Series 2006-FR2, Class A3, 1 mo. USD LIBOR + 0.500%, 2.759%, due 03/25/36[2]	1,613,197	$1,048,925
Sofi Professional Loan Program LLC, Series 2019-C, Class BFX, 3.050%, due 11/16/48[3]	158,000	145,230
Structured Asset Securities Corp., Series 2005-WF1, Class M1, 1 mo. USD LIBOR + 0.660%, 2.919%, due 02/25/35[2]	51,816	51,463
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2001-SB1, Class A2, 3.375%, due 08/25/31	66,477	65,392
Sunrun Demeter Issuer LLC, Series 2021-2A, Class A, 2.270%, due 01/30/57[3]	1,372,542	1,182,210
TRTX Issuer Ltd., Series 2019-FL3, Class A, 1 Month CME Term SOFR + 1.264%, 3.223%, due 10/15/34[2,3]	412,417	410,967
United States Small Business Administration, Series 2002-20K, Class 1, 5.080%, due 11/01/22	11,479	11,505
Series 2005-20H, Class 1, 5.110%, due 08/01/25	56,763	56,676
Series 2007-20D, Class 1, 5.320%, due 04/01/27	231,552	233,825
VMC Finance LLC, Series 2022-FL5, Class A, 30-Day Average SOFR + 1.900%, 3.344%, due 02/18/39[2,3]	800,000	785,326
Total asset-backed securities (cost—$19,267,142)		18,548,954
Corporate bonds—47.8%
Advertising—0.0%†
Clear Channel Outdoor Holdings, Inc. 5.125%, due 08/15/27[3]	19,000	17,571
Lamar Media Corp. 3.625%, due 01/15/31	20,000	17,600
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.000%, due 08/15/27[3]	16,000	15,115
		50,286
Aerospace & defense—1.0%
Boeing Co. 1.433%, due 02/04/24	1,700,000	1,637,235
2.750%, due 02/01/26	1,700,000	1,626,254
5.805%, due 05/01/50	340,000	337,767
Spirit AeroSystems, Inc. 3.950%, due 06/15/23[5]	1,500,000	1,443,750
5.500%, due 01/15/25[3]	85,000	84,671
7.500%, due 04/15/25[3]	95,000	94,629
	Face amount[1]	Value
Corporate bonds—(continued)
Aerospace & defense—(concluded)
TransDigm, Inc. 6.375%, due 06/15/26	135,000	$134,325
7.500%, due 03/15/27	225,000	228,671
		5,587,302
Agriculture—0.0%†
BAT Capital Corp. 3.734%, due 09/25/40	220,000	159,848
Darling Ingredients, Inc. 6.000%, due 06/15/30[3]	40,000	41,369
		201,217
Airlines—1.6%
Air Canada 3.875%, due 08/15/26[3]	110,000	101,200
American Airlines Pass-Through Trust, Series 2013-2, 4.950%, due 01/15/23	418,876	410,935
Series 2016-3, Class B, 3.750%, due 10/15/25	249,944	218,566
Series 2017-2, Class A, 3.600%, due 10/15/29	783,510	691,288
Series AA, 3.200%, due 06/15/28	1,335,600	1,214,150
Series AA, 3.600%, due 09/22/27	1,359,995	1,269,887
American Airlines, Inc. 11.750%, due 07/15/25[3]	125,000	138,750
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, due 04/20/26[3]	240,000	236,037
5.750%, due 04/20/29[3]	195,000	186,712
Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.000%, due 10/29/24	922,039	885,033
Delta Air Lines, Inc. 3.750%, due 10/28/29[5]	25,000	21,726
JetBlue Pass Through Trust, Series 2019-1, Class A, 2.950%, due 05/15/28	1,958,581	1,710,425
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500%, due 06/20/27[3]	210,000	212,098
Spirit Airlines Pass-Through Trust, Series A, 4.100%, due 04/01/28	381,397	354,394
United Airlines Holdings, Inc. 4.875%, due 01/15/25[5]	65,000	62,172
5.000%, due 02/01/24[5]	65,000	63,829
United Airlines Pass-Through Trust, Series 20-1, 5.875%, due 10/15/27	130,978	132,054
Series 2012-1, Class A, 4.150%, due 04/11/24	1,281,173	1,255,569
United Airlines, Inc. 4.625%, due 04/15/29[3]	80,000	73,700
		9,238,525

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Apparel—0.0%†
Crocs, Inc. 4.125%, due 08/15/31[3,5]		110,000	$85,275
Auto manufacturers—3.2%
Daimler Trucks Finance North America LLC 2.000%, due 12/14/26[3]		1,300,000	1,186,070
SOFR + 0.750%, 2.212%, due 12/13/24[2,3,5]		1,400,000	1,382,160
Ford Motor Co. 3.250%, due 02/12/32		30,000	25,050
4.750%, due 01/15/43		305,000	251,244
5.291%, due 12/08/46		130,000	111,800
9.625%, due 04/22/30		155,000	185,225
Ford Motor Credit Co. LLC 2.330%, due 11/25/25	EUR	700,000	678,734
3.375%, due 11/13/25		1,400,000	1,335,894
3.625%, due 06/17/31		25,000	21,204
3.810%, due 01/09/24		300,000	296,260
4.000%, due 11/13/30		200,000	176,784
5.125%, due 06/16/25		1,700,000	1,694,747
General Motors Co. 5.150%, due 04/01/38		280,000	252,109
General Motors Financial Co., Inc. SOFR + 1.200%, 2.381%, due 11/17/23[2]		1,200,000	1,183,973
3.800%, due 04/07/25		260,000	256,508
Hyundai Capital America 0.875%, due 06/14/24[3]		1,400,000	1,312,858
5.875%, due 04/07/25[3]		1,200,000	1,239,253
Jaguar Land Rover Automotive PLC 5.500%, due 07/15/29[3]		340,000	262,252
Nissan Motor Acceptance LLC 2.000%, due 03/09/26[3]		900,000	793,844
2.750%, due 03/09/28[3]		1,400,000	1,187,817
Nissan Motor Co. Ltd. 3.522%, due 09/17/25[3]		1,400,000	1,345,630
4.810%, due 09/17/30[3]		1,400,000	1,270,447
Volkswagen Bank GmbH 2.500%, due 07/31/26[6]	EUR	700,000	720,181
Volkswagen Group of America Finance LLC 2.850%, due 09/26/24[3]		1,500,000	1,462,501
			18,632,545
Auto parts & equipment—0.1%
Clarios Global LP 6.750%, due 05/15/25[3]		80,000	80,370
Dana, Inc. 4.500%, due 02/15/32		35,000	29,250
Goodyear Tire & Rubber Co. 5.000%, due 05/31/26[5]		30,000	29,481
5.000%, due 07/15/29[5]		115,000	104,880
5.250%, due 04/30/31[5]		155,000	139,112
IHO Verwaltungs GmbH 6.375% Cash or 7.125% PIK, 6.375%, due 05/15/29[3,7]		270,000	233,550
	Face amount[1]	Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
Tenneco, Inc. 7.875%, due 01/15/29[3]	60,000	$59,517
		676,160
Banks—7.9%
ABN AMRO Bank NV (fixed, converts to FRN on 03/13/32), 3.324%, due 03/13/37[3]	200,000	161,354
Banco Santander SA (fixed, converts to FRN on 02/08/24), 7.500%, due 02/08/24[6,8]	200,000	202,476
Bank of America Corp. (fixed, converts to FRN on 02/04/24), 1.843%, due 02/04/25[5]	415,000	401,994
(fixed, converts to FRN on 09/21/31), 2.482%, due 09/21/36	440,000	355,746
(fixed, converts to FRN on 02/13/30), 2.496%, due 02/13/31	290,000	253,186
(fixed, converts to FRN on 04/29/30), 2.592%, due 04/29/31	1,600,000	1,398,964
4.000%, due 01/22/25	1,500,000	1,505,200
(fixed, converts to FRN on 03/20/50), 4.083%, due 03/20/51	280,000	254,079
4.125%, due 01/22/24	2,200,000	2,231,454
(fixed, converts to FRN on 07/22/32), 5.015%, due 07/22/33	315,000	328,486
Series FF, (fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[8]	85,000	80,431
Series JJ, (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[8]	86,000	83,318
Series MM, (fixed, converts to FRN on 01/28/25), 4.300%, due 01/28/25[8]	45,000	39,375
Series RR, (fixed, converts to FRN on 01/27/27), 4.375%, due 01/27/27[8]	145,000	131,588
Series TT, (fixed, converts to FRN on 04/27/27), 6.125%, due 04/27/27[8]	115,000	115,575
Series X, (fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[8]	102,000	102,731
Bank of New York Mellon Corp., Series H, (fixed, converts to FRN on 03/20/26), 3.700%, due 03/20/26[8]	23,000	21,160
Series I, (fixed, converts to FRN on 12/20/26), 3.750%, due 12/20/26[8]	75,000	65,340
Barclays Bank PLC 7.625%, due 11/21/22[5]	391,000	393,627

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
Barclays PLC 4.836%, due 05/09/28	535,000	$519,477
(fixed, converts to FRN on 05/16/28), 4.972%, due 05/16/29	1,100,000	1,090,692
(fixed, converts to FRN on 06/15/26), 6.125%, due 12/15/25[5,8]	200,000	192,860
BNP Paribas SA (fixed, converts to FRN on 01/12/27), 4.625%, due 01/12/27[3,8]	200,000	177,321
(fixed, converts to FRN on 03/25/24), 6.625%, due 03/25/24[3,8]	200,000	200,671
Citigroup, Inc. (fixed, converts to FRN on 11/05/29), 2.976%, due 11/05/30	200,000	180,442
(fixed, converts to FRN on 03/17/25), 3.290%, due 03/17/26	1,640,000	1,602,177
(fixed, converts to FRN on 01/10/27), 3.887%, due 01/10/28	755,000	739,690
4.400%, due 06/10/25	980,000	989,712
Series U, (fixed, converts to FRN on 09/12/24), 5.000%, due 09/12/24[8]	89,000	82,402
Series V, (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[8]	52,000	45,500
Citizens Financial Group, Inc., Series B, (fixed, converts to FRN on 07/06/23), 6.000%, due 07/06/23[8]	60,000	52,375
Series C, (fixed, converts to FRN on 04/06/24), 6.375%, due 04/06/24[8]	80,000	71,905
Credit Suisse AG 6.500%, due 08/08/23[3]	500,000	502,500
Credit Suisse Group AG (fixed, converts to FRN on 05/14/31), 3.091%, due 05/14/32[3]	310,000	249,202
(fixed, converts to FRN on 06/12/23), 4.207%, due 06/12/24[3]	1,600,000	1,582,304
(fixed, converts to FRN on 08/11/27), 5.250%, due 02/11/27[3,8]	200,000	165,000
(fixed, converts to FRN on 12/18/24), 6.250%, due 12/18/24[3,8]	800,000	765,616
(fixed, converts to FRN on 12/11/23), 7.500%, due 12/11/23[3,8]	700,000	687,242
(fixed, converts to FRN on 12/23/27), 9.750%, due 06/23/27[3,8]	200,000	212,400
Deutsche Bank AG 3.950%, due 02/27/23	1,300,000	1,300,581
(fixed, converts to FRN on 11/26/24), 3.961%, due 11/26/25	1,500,000	1,448,278
Fifth Third Bancorp, Series H, (fixed, converts to FRN on 06/30/23), 5.100%, due 06/30/23[8]	115,000	100,800
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
Goldman Sachs Group, Inc. (fixed, converts to FRN on 01/24/24), 1.757%, due 01/24/25	415,000	$400,253
(fixed, converts to FRN on 04/22/31), 2.615%, due 04/22/32	615,000	530,449
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38	290,000	268,909
3 mo. USD LIBOR + 1.750%, 4.543%, due 10/28/27[2]	1,100,000	1,092,356
Series O, (fixed, converts to FRN on 11/10/26), 5.300%, due 11/10/26[8]	104,000	102,844
Series R, (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[8]	39,000	37,284
Series T, (fixed, converts to FRN on 05/10/26), 3.800%, due 05/10/26[8]	35,000	30,201
Series U, (fixed, converts to FRN on 08/10/26), 3.650%, due 08/10/26[8]	75,000	63,381
Series V, (fixed, converts to FRN on 11/10/26), 4.125%, due 11/10/26[8]	120,000	105,574
Grupo Aval Ltd. 4.375%, due 02/04/30[3]	70,000	55,300
HSBC Holdings PLC (fixed, converts to FRN on 09/09/31), 4.700%, due 03/09/31[5,8]	200,000	159,691
(fixed, converts to FRN on 05/22/27), 6.000%, due 05/22/27[8]	870,000	834,619
Huntington Bancshares, Inc., Series E, (fixed, converts to FRN on 04/15/23), 5.700%, due 04/15/23[8]	124,000	112,440
ING Groep N.V. (fixed, converts to FRN on 11/16/27), 3.875%, due 05/16/27[8]	227,000	174,493
(fixed, converts to FRN on 11/16/26), 5.750%, due 11/16/26[8]	200,000	191,095
Intesa Sanpaolo SpA, Series XR, 4.000%, due 09/23/29[3]	1,500,000	1,350,267
JPMorgan Chase & Co. (fixed, converts to FRN on 09/22/26), 1.470%, due 09/22/27	1,600,000	1,430,491
(fixed, converts to FRN on 12/10/24), 1.561%, due 12/10/25	320,000	301,504
(fixed, converts to FRN on 02/24/27), 2.947%, due 02/24/28	1,300,000	1,229,239
(fixed, converts to FRN on 04/22/40), 3.109%, due 04/22/41	470,000	381,340
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29	650,000	636,457

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
Series CC, (fixed, converts to FRN on 11/01/22), 4.625%, due 11/01/22[8]	100,000	$92,226
Series FF, (fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[8]	95,000	88,253
Series HH, (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[8]	41,000	36,350
Lloyds Bank PLC 7.500%, due 04/02/32[4,6]	2,200,000	1,463,994
Lloyds Banking Group PLC (fixed, converts to FRN on 09/27/25), 7.500%, due 09/27/25[8]	200,000	202,500
M&T Bank Corp. (fixed, converts to FRN on 09/01/26), 3.500%, due 09/01/26[8]	190,000	154,939
Series G, (fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[8]	56,000	53,681
Mizuho Financial Group, Inc. (fixed, converts to FRN on 05/22/29), 3.261%, due 05/22/30	1,300,000	1,191,638
Morgan Stanley (fixed, converts to FRN on 09/16/31), 2.484%, due 09/16/36	440,000	355,980
(fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31	210,000	187,752
(fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28	535,000	517,685
Natwest Group PLC (fixed, converts to FRN on 11/28/30), 3.032%, due 11/28/35	550,000	447,758
PNC Financial Services Group, Inc., Series S, (fixed, converts to FRN on 11/01/26), 5.000%, due 11/01/26[8]	67,000	62,045
Series T, (fixed, converts to FRN on 09/15/26), 3.400%, due 09/15/26[8]	244,000	200,080
Royal Bank of Canada 3.375%, due 04/14/25[5]	160,000	158,869
Santander Holdings USA, Inc. (fixed, converts to FRN on 01/06/27), 2.490%, due 01/06/28	1,400,000	1,245,260
Skandinaviska Enskilda Banken AB (fixed, converts to FRN on 05/13/25), 5.125%, due 05/13/25[6,8]	200,000	192,000
Societe Generale SA 4.250%, due 09/14/23[3,5]	1,500,000	1,503,513
Standard Chartered PLC (fixed, converts to FRN on 05/21/24), 3.785%, due 05/21/25[3]	1,500,000	1,471,526
(fixed, converts to FRN on 02/19/29), 4.300%, due 08/19/28[3,8]	210,000	161,058
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(concluded)
SVB Financial Group, Series D, (fixed, converts to FRN on 11/15/26), 4.250%, due 11/15/26[8]	245,000	$193,688
Truist Financial Corp., Series L, 3 mo. USD LIBOR + 3.102%, 4.931%, due 12/15/24[2,5,8]	73,000	67,543
Series Q, (fixed, converts to FRN on 09/01/30), 5.100%, due 03/01/30[8]	190,000	181,735
UniCredit SpA 7.830%, due 12/04/23[3]	3,300,000	3,391,476
US Bancorp (fixed, converts to FRN on 01/15/27), 3.700%, due 01/15/27[8]	205,000	170,739
Wells Fargo & Co. (fixed, converts to FRN on 02/11/30), 2.572%, due 02/11/31	625,000	551,220
Series BB, (fixed, converts to FRN on 03/15/26), 3.900%, due 03/15/26[8]	135,000	125,044
Series S, (fixed, converts to FRN on 06/15/24), 5.900%, due 06/15/24[8]	84,000	79,740
Series U, (fixed, converts to FRN on 06/15/25), 5.875%, due 06/15/25[8]	69,000	69,602
		45,191,312
Beverages—0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.600%, due 06/01/60	1,400,000	1,329,684
Constellation Brands, Inc. 2.250%, due 08/01/31	270,000	231,156
Molson Coors Beverage Co. 4.200%, due 07/15/46	300,000	263,328
Suntory Holdings Ltd. 2.250%, due 10/16/24[3]	1,500,000	1,431,266
		3,255,434
Biotechnology—0.3%
Amgen, Inc. 2.770%, due 09/01/53	215,000	152,834
Regeneron Pharmaceuticals, Inc. 1.750%, due 09/15/30	1,700,000	1,421,858
		1,574,692
Building materials—0.6%
Builders FirstSource, Inc. 4.250%, due 02/01/32[3]	25,000	21,394
6.375%, due 06/15/32[3]	200,000	199,270
Fortune Brands Home & Security, Inc. 3.250%, due 09/15/29	1,400,000	1,257,393
JELD-WEN, Inc. 4.875%, due 12/15/27[3,5]	185,000	153,087

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Building materials—(concluded)
Masco Corp. 1.500%, due 02/15/28	1,400,000	$1,208,614
Masonite International Corp. 3.500%, due 02/15/30[3]	20,000	17,212
5.375%, due 02/01/28[3]	75,000	73,313
Standard Industries, Inc. 3.375%, due 01/15/31[3]	30,000	24,395
4.375%, due 07/15/30[3]	85,000	74,246
4.750%, due 01/15/28[3]	220,000	209,000
		3,237,924
Chemicals—0.7%
Axalta Coating Systems LLC 3.375%, due 02/15/29[3,5]	20,000	17,437
INEOS Quattro Finance 2 PLC 3.375%, due 01/15/26[3]	215,000	190,342
Ingevity Corp. 3.875%, due 11/01/28[3]	20,000	17,746
International Flavors & Fragrances, Inc. 2.300%, due 11/01/30[3]	1,400,000	1,201,120
NOVA Chemicals Corp. 4.250%, due 05/15/29[3,5]	95,000	82,530
5.250%, due 06/01/27[3]	354,000	339,486
Olympus Water U.S. Holding Corp. 4.250%, due 10/01/28[3]	200,000	169,208
SCIH Salt Holdings, Inc. 4.875%, due 05/01/28[3]	55,000	47,782
Syngenta Finance N.V. 4.441%, due 04/24/23[3]	1,600,000	1,597,961
Tronox, Inc. 4.625%, due 03/15/29[3]	295,000	254,297
Valvoline, Inc. 3.625%, due 06/15/31[3]	20,000	16,586
WR Grace Holdings LLC 5.625%, due 10/01/24[3]	55,000	52,773
		3,987,268
Commercial services—1.6%
ADT Security Corp. 4.125%, due 08/01/29[3]	180,000	162,000
4.875%, due 07/15/32[3]	180,000	159,460
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, due 06/01/28[3]	200,000	177,580
APi Escrow Corp. 4.750%, due 10/15/29[3]	70,000	58,975
APi Group DE, Inc. 4.125%, due 07/15/29[3]	45,000	37,462
APX Group, Inc. 6.750%, due 02/15/27[3]	255,000	252,579
ASGN, Inc. 4.625%, due 05/15/28[3]	155,000	143,763
	Face amount[1]	Value
Corporate bonds—(continued)
Commercial services—(concluded)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, due 03/01/29[3,5]	140,000	$127,667
5.750%, due 07/15/27[3]	115,000	109,130
CoStar Group, Inc. 2.800%, due 07/15/30[3]	1,300,000	1,099,660
Duke University, Series 2020, 2.682%, due 10/01/44	1,700,000	1,365,869
Emory University, Series 2020, 2.143%, due 09/01/30	1,400,000	1,250,449
Garda World Security Corp. 4.625%, due 02/15/27[3]	370,000	333,795
HealthEquity, Inc. 4.500%, due 10/01/29[3]	135,000	125,731
Korn Ferry 4.625%, due 12/15/27[3]	200,000	188,080
MoneyGram International, Inc. 5.375%, due 08/01/26[3]	60,000	59,079
MPH Acquisition Holdings LLC 5.500%, due 09/01/28[3]	515,000	478,950
5.750%, due 11/01/28[3]	145,000	123,330
Nielsen Finance LLC/Nielsen Finance Co. 5.625%, due 10/01/28[3]	420,000	411,600
5.875%, due 10/01/30[3]	165,000	161,906
PayPal Holdings, Inc. 2.850%, due 10/01/29	1,800,000	1,689,354
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, due 04/15/26[3]	460,000	467,484
6.250%, due 01/15/28[3]	120,000	110,002
United Rentals North America, Inc. 3.750%, due 01/15/32	130,000	114,273
5.250%, due 01/15/30	35,000	35,384
ZipRecruiter, Inc. 5.000%, due 01/15/30[3]	60,000	53,590
		9,297,152
Computers—0.9%
Apple, Inc. 2.450%, due 08/04/26	610,000	596,202
2.550%, due 08/20/60	210,000	154,209
Dell International LLC/EMC Corp. 4.900%, due 10/01/26	1,300,000	1,331,330
5.850%, due 07/15/25	1,300,000	1,363,114
Presidio Holdings, Inc. 4.875%, due 02/01/27[3]	185,000	178,131
Wipro IT Services LLC 1.500%, due 06/23/26[3]	1,400,000	1,272,250
		4,895,236

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Cosmetics & personal care—0.0%†
Edgewell Personal Care Co. 5.500%, due 06/01/28[3]	215,000	$210,818
Natura Cosmeticos SA 4.125%, due 05/03/28[3]	40,000	33,650
		244,468
Distribution & wholesale—0.1%
Avient Corp. 7.125%, due 08/01/30	90,000	92,738
IAA, Inc. 5.500%, due 06/15/27[3,5]	70,000	69,958
Resideo Funding, Inc. 4.000%, due 09/01/29[3]	140,000	119,321
Univar Solutions USA, Inc. 5.125%, due 12/01/27[3]	175,000	169,272
		451,289
Diversified financial services—1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.300%, due 01/30/32	290,000	243,559
4.450%, due 04/03/26	1,200,000	1,164,781
Ally Financial, Inc. 2.200%, due 11/02/28[5]	1,400,000	1,190,798
Series B, (fixed, converts to FRN on 05/15/26), 4.700%, due 05/15/26[8]	105,000	88,484
Series C, (fixed, converts to FRN on 05/15/28), 4.700%, due 05/15/28[8]	100,000	78,894
American Express Co. 2.550%, due 03/04/27	600,000	573,322
(fixed, converts to FRN on 09/15/26), 3.550%, due 09/15/26[8]	305,000	268,095
BGC Partners, Inc. 5.375%, due 07/24/23	1,400,000	1,409,733
Capital One Financial Corp., Series M, (fixed, converts to FRN on 09/01/26), 3.950%, due 09/01/26[8]	235,000	204,447
Charles Schwab Corp. 1.950%, due 12/01/31[5]	400,000	339,111
Series G, (fixed, converts to FRN on 06/01/25), 5.375%, due 06/01/25[8]	40,000	40,616
Series H, (fixed, converts to FRN on 12/01/30), 4.000%, due 12/01/30[8]	256,000	216,640
Discover Financial Services, Series C, (fixed, converts to FRN on 10/30/27), 5.500%, due 10/30/27[8]	235,000	200,171
	Face amount[1]	Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1A, 5.125%, due 11/30/22[3]	43,676	$42,794
Global Aircraft Leasing Co. Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[3,7]	551,872	424,941
Lazard Group LLC 4.375%, due 03/11/29	400,000	390,189
LeasePlan Corp. N.V. 2.875%, due 10/24/24[3]	1,500,000	1,443,680
Lehman Brothers Holdings, Inc. 0.000%, due 12/30/20[9,10]	1,900,000	7,600
1.000%, due 01/24/13[9]	4,500,000	18,000
1.000%, due 12/30/16[9]	900,000	3,600
LFS Topco LLC 5.875%, due 10/15/26[3]	90,000	73,614
Navient Corp., Series A, 5.625%, due 01/25/25	500,000	472,135
OneMain Finance Corp. 3.500%, due 01/15/27	215,000	183,060
3.875%, due 09/15/28	95,000	78,661
4.000%, due 09/15/30[5]	55,000	43,175
6.875%, due 03/15/25	1,300,000	1,283,750
7.125%, due 03/15/26	370,000	358,150
World Acceptance Corp. 7.000%, due 11/01/26[3]	120,000	85,455
XP, Inc. 3.250%, due 07/01/26[3]	60,000	53,820
		10,981,275
Electric—6.5%
Adani Electricity Mumbai Ltd. 3.949%, due 02/12/30[3]	1,800,000	1,456,650
AES Corp. 2.450%, due 01/15/31	1,400,000	1,183,366
Alabama Power Co., Series 20-A, 1.450%, due 09/15/30	600,000	506,042
Appalachian Power Co., Series AA, 2.700%, due 04/01/31	1,400,000	1,238,358
Avangrid, Inc. 3.800%, due 06/01/29	1,600,000	1,529,611
Black Hills Corp. 2.500%, due 06/15/30	1,400,000	1,200,224
Calpine Corp. 3.750%, due 03/01/31[3]	205,000	181,973
4.500%, due 02/15/28[3]	485,000	470,450
4.625%, due 02/01/29[3]	248,000	223,017
5.000%, due 02/01/31[3]	229,000	203,061
5.125%, due 03/15/28[3]	95,000	89,357
Commonwealth Edison Co. 3.700%, due 03/01/45	745,000	655,206

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(continued)
Dominion Energy, Inc., Series C, 2.250%, due 08/15/31[5]	1,400,000	$1,204,981
Series C, (fixed, converts to FRN on 04/15/27), 4.350%, due 01/15/27[8]	60,000	54,600
Duke Energy Progress LLC 2.000%, due 08/15/31	1,400,000	1,211,753
Edison International 2.950%, due 03/15/23	1,500,000	1,496,332
Series B, (fixed, converts to FRN on 03/15/27), 5.000%, due 12/15/26[8]	350,000	295,254
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	2,285,414
Exelon Corp. 2.750%, due 03/15/27[3]	1,300,000	1,243,122
4.700%, due 04/15/50	160,000	156,866
FirstEnergy Corp. 2.650%, due 03/01/30	25,000	22,000
Series C, 3.400%, due 03/01/50	30,000	22,391
Series C, 5.350%, due 07/15/47[4]	50,000	44,797
IPALCO Enterprises, Inc. 4.250%, due 05/01/30	1,200,000	1,142,786
Leeward Renewable Energy Operations LLC 4.250%, due 07/01/29[3]	95,000	78,904
MidAmerican Energy Co. 3.650%, due 04/15/29	1,400,000	1,399,766
Monongahela Power Co. 3.550%, due 05/15/27[3]	1,800,000	1,743,958
New York State Electric & Gas Corp. 2.150%, due 10/01/31[3]	1,400,000	1,195,640
NextEra Energy Capital Holdings, Inc. 3.550%, due 05/01/27	1,700,000	1,683,501
Niagara Mohawk Power Corp. 4.278%, due 12/15/28[3]	2,100,000	2,098,924
Northern States Power Co. 2.900%, due 03/01/50[5]	1,300,000	1,032,787
NRG Energy, Inc. 3.375%, due 02/15/29[3]	45,000	38,813
3.625%, due 02/15/31[3]	305,000	255,469
3.875%, due 02/15/32[3]	25,000	21,368
5.250%, due 06/15/29[3]	180,000	168,750
5.750%, due 01/15/28	150,000	144,549
Pacific Gas and Electric Co. 3.150%, due 01/01/26	500,000	465,394
3.400%, due 08/15/24	1,400,000	1,353,052
3.750%, due 02/15/24	1,600,000	1,569,824
4.300%, due 03/15/45	425,000	317,750
Southern California Edison Co. SOFR + 0.470%, 1.773%, due 12/02/22[2]	1,500,000	1,497,281
	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(concluded)
Southern Co., Series A, 3.700%, due 04/30/30	1,200,000	$1,166,103
Series B, (fixed, converts to FRN on 01/15/26), 4.000%, due 01/15/51	575,000	535,522
Southwestern Electric Power Co., Series M, 4.100%, due 09/15/28	1,200,000	1,196,154
Vistra Operations Co. LLC 4.375%, due 05/01/29[3]	145,000	134,802
5.000%, due 07/31/27[3]	290,000	285,520
5.500%, due 09/01/26[3]	60,000	60,721
WEC Energy Group, Inc. 1.800%, due 10/15/30[5]	1,300,000	1,092,341
		37,654,504
Electrical components & equipment—0.1%
Energizer Holdings, Inc. 4.375%, due 03/31/29[3]	90,000	74,326
4.750%, due 06/15/28[3]	245,000	208,105
		282,431
Electronics—0.0%†
Imola Merger Corp. 4.750%, due 05/15/29[3]	245,000	229,075
Sensata Technologies BV 4.000%, due 04/15/29[3]	20,000	18,186
		247,261
Energy-alternate sources—0.5%
Azure Power Solar Energy Pvt Ltd. 5.650%, due 12/24/24[3,5]	1,500,000	1,458,750
FS Luxembourg Sarl 10.000%, due 12/15/25[3]	20,000	20,300
Greenko Solar Mauritius Ltd. 5.950%, due 07/29/26[3]	1,300,000	1,183,000
		2,662,050
Engineering & construction—0.3%
Global Infrastructure Solutions, Inc. 5.625%, due 06/01/29[3]	155,000	122,202
Sydney Airport Finance Co. Pty Ltd. 3.375%, due 04/30/25[3]	1,800,000	1,753,769
		1,875,971
Entertainment—0.6%
Caesars Entertainment, Inc. 6.250%, due 07/01/25[3]	220,000	219,450
Caesars Resort Collection LLC/CRC Finco, Inc. 5.750%, due 07/01/25[3]	85,000	85,013
Cedar Fair LP 5.250%, due 07/15/29[5]	25,000	23,912

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Entertainment—(concluded)
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp./Millennium Op 5.375%, due 04/15/27	35,000	$34,109
5.500%, due 05/01/25[3]	110,000	110,756
Churchill Downs, Inc. 5.500%, due 04/01/27[3]	265,000	263,913
Live Nation Entertainment, Inc. 4.750%, due 10/15/27[3]	65,000	61,913
4.875%, due 11/01/24[3]	60,000	59,781
6.500%, due 05/15/27[3]	250,000	256,562
Magallanes, Inc. 4.054%, due 03/15/29[3]	1,700,000	1,617,982
5.141%, due 03/15/52[3]	325,000	286,136
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875%, due 05/01/29[3]	145,000	132,324
Raptor Acquisition Corp./Raptor Co-Issuer LLC 4.875%, due 11/01/26[3]	50,000	45,605
Six Flags Entertainment Corp. 4.875%, due 07/31/24[3]	55,000	54,243
5.500%, due 04/15/27[3,5]	40,000	37,760
Six Flags Theme Parks, Inc. 7.000%, due 07/01/25[3]	63,000	64,790
		3,354,249
Environmental control—0.1%
GFL Environmental, Inc. 4.750%, due 06/15/29[3]	290,000	266,780
Harsco Corp. 5.750%, due 07/31/27[3]	230,000	174,393
		441,173
Food—0.5%
Kraft Heinz Foods Co. 7.125%, due 08/01/39[3]	1,200,000	1,382,802
Kroger Co. 5.400%, due 01/15/49	115,000	124,941
Performance Food Group, Inc. 4.250%, due 08/01/29[3]	110,000	97,746
5.500%, due 10/15/27[3]	95,000	93,614
Pilgrim's Pride Corp. 3.500%, due 03/01/32[3]	110,000	92,881
4.250%, due 04/15/31[3]	145,000	129,956
Post Holdings, Inc. 4.500%, due 09/15/31[3]	110,000	97,625
4.625%, due 04/15/30[3]	115,000	103,127
5.625%, due 01/15/28[3]	35,000	34,475
Sysco Corp. 3.150%, due 12/14/51	135,000	102,479
6.600%, due 04/01/50	184,000	223,409
US Foods, Inc. 4.625%, due 06/01/30[3,5]	75,000	68,719
6.250%, due 04/15/25[3]	165,000	168,094
		2,719,868
	Face amount[1]	Value
Corporate bonds—(continued)
Food Service—0.1%
Aramark Services, Inc. 5.000%, due 04/01/25[3,5]	300,000	$299,185
5.000%, due 02/01/28[3,5]	530,000	517,810
		816,995
Gas—0.8%
National Fuel Gas Co. 2.950%, due 03/01/31	1,900,000	1,594,192
NiSource, Inc. 3.600%, due 05/01/30	1,200,000	1,141,799
Southern California Gas Co. 2.950%, due 04/15/27	800,000	783,233
Southwest Gas Corp. 4.050%, due 03/15/32	1,400,000	1,319,071
		4,838,295
Healthcare-products—0.2%
Medline Borrower LP 3.875%, due 04/01/29[3]	125,000	112,969
Thermo Fisher Scientific, Inc. 1.750%, due 10/15/28[5]	1,400,000	1,282,238
		1,395,207
Healthcare-services—0.6%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[3]	160,000	155,048
Centene Corp. 2.450%, due 07/15/28	25,000	22,375
2.500%, due 03/01/31	25,000	21,448
2.625%, due 08/01/31	25,000	21,319
3.000%, due 10/15/30	190,000	169,583
3.375%, due 02/15/30	25,000	22,719
CHS/Community Health Systems, Inc. 5.250%, due 05/15/30[3]	125,000	105,000
DaVita, Inc. 4.625%, due 06/01/30[3]	130,000	106,600
HCA, Inc. 3.125%, due 03/15/27[3]	1,300,000	1,224,336
4.125%, due 06/15/29	549,000	528,337
5.625%, due 09/01/28	30,000	31,095
5.875%, due 02/01/29	30,000	31,396
Molina Healthcare, Inc. 3.875%, due 05/15/32[3]	165,000	151,599
Roche Holdings, Inc. 2.607%, due 12/13/51[3]	200,000	151,500
Tenet Healthcare Corp. 4.625%, due 09/01/24[3]	15,000	14,836
4.625%, due 06/15/28[3]	365,000	344,427
5.125%, due 11/01/27[3]	45,000	44,325
U.S. Acute Care Solutions LLC 6.375%, due 03/01/26[3]	60,000	55,800
		3,201,743

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Home builders—0.3%
D.R. Horton, Inc. 4.375%, due 09/15/22	1,400,000	$1,400,569
KB Home 4.000%, due 06/15/31	20,000	16,846
7.250%, due 07/15/30	55,000	55,275
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[3]	370,000	310,151
4.750%, due 04/01/29[3]	40,000	32,592
Taylor Morrison Communities, Inc. 5.750%, due 01/15/28[3]	35,000	33,840
5.875%, due 06/15/27[3]	35,000	35,744
Toll Brothers Finance Corp. 4.350%, due 02/15/28	25,000	23,662
		1,908,679
Household products/wares—0.0%†
Spectrum Brands, Inc. 5.000%, due 10/01/29[3]	15,000	13,462
5.500%, due 07/15/30[3]	55,000	49,548
		63,010
Insurance—1.3%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 4.250%, due 10/15/27[3]	330,000	307,584
AmWINS Group, Inc. 4.875%, due 06/30/29[3]	20,000	18,190
Corebridge Financial, Inc. 4.350%, due 04/05/42[3]	130,000	113,743
Equitable Holdings, Inc. 4.350%, due 04/20/28	1,700,000	1,712,058
Fidelity National Financial, Inc. 3.400%, due 06/15/30	1,500,000	1,347,481
GA Global Funding Trust 0.800%, due 09/13/24[3]	1,400,000	1,299,767
Liberty Mutual Group, Inc. (fixed, converts to FRN on 12/15/26), 4.125%, due 12/15/51[3]	110,000	91,417
Progressive Corp. 2.500%, due 03/15/27[5]	1,300,000	1,250,516
Prudential Financial, Inc. (fixed, converts to FRN on 02/28/32), 5.125%, due 03/01/52	70,000	66,845
Reliance Standard Life Global Funding II 3.850%, due 09/19/23[3]	1,400,000	1,400,787
Ryan Specialty Group LLC 4.375%, due 02/01/30[3]	60,000	54,150
		7,662,538
Internet—0.5%
Cars.com, Inc. 6.375%, due 11/01/28[3]	145,000	125,927
Expedia Group, Inc. 3.800%, due 02/15/28	1,400,000	1,305,803
6.250%, due 05/01/25[3]	1,196,000	1,240,559
	Face amount[1]	Value
Corporate bonds—(continued)
Internet—(concluded)
Match Group Holdings II LLC 3.625%, due 10/01/31[3,5]	25,000	$21,356
4.625%, due 06/01/28[3]	145,000	137,312
5.625%, due 02/15/29[3,5]	135,000	132,300
Netflix, Inc. 5.875%, due 11/15/28	20,000	20,748
6.375%, due 05/15/29	20,000	21,235
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.750%, due 04/30/27[3]	80,000	69,483
		3,074,723
Investment companies—0.2%
Owl Rock Capital Corp. 2.875%, due 06/11/28	1,300,000	1,063,046
Iron & steel—0.1%
ATI, Inc. 4.875%, due 10/01/29	35,000	29,948
5.125%, due 10/01/31	35,000	28,724
Carpenter Technology Corp. 7.625%, due 03/15/30	75,000	68,288
CSN Inova Ventures 6.750%, due 01/28/28[3]	145,000	134,415
Metinvest BV 7.650%, due 10/01/27[3]	25,000	9,771
7.750%, due 10/17/29[3]	110,000	42,886
		314,032
Leisure time—0.2%
Carnival Corp. 4.000%, due 08/01/28[3]	175,000	152,687
5.750%, due 03/01/27[3]	260,000	208,404
7.625%, due 03/01/26[3]	175,000	150,545
9.875%, due 08/01/27[3]	45,000	46,628
Life Time, Inc. 5.750%, due 01/15/26[3]	100,000	94,002
Lindblad Expeditions LLC 6.750%, due 02/15/27[3]	50,000	45,868
NCL Corp. Ltd. 5.875%, due 02/15/27[3]	75,000	68,925
Royal Caribbean Cruises Ltd. 5.500%, due 08/31/26[3]	165,000	130,309
5.500%, due 04/01/28[3,5]	175,000	131,126
7.500%, due 10/15/27	100,000	79,373
		1,107,867
Lodging—0.7%
Hilton Domestic Operating Co., Inc. 3.625%, due 02/15/32[3]	20,000	17,250
Las Vegas Sands Corp. 3.200%, due 08/08/24	1,400,000	1,359,529
Melco Resorts Finance Ltd. 5.625%, due 07/17/27[3]	105,000	77,700
Wyndham Hotels & Resorts, Inc. 4.375%, due 08/15/28[3]	175,000	160,774

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Lodging—(concluded)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[3,5]	140,000	$129,850
5.500%, due 03/01/25[3]	2,484,000	2,447,286
Wynn Macau Ltd. 5.500%, due 01/15/26[3]	75,000	60,750
		4,253,139
Machinery-construction & mining—0.1%
Terex Corp. 5.000%, due 05/15/29[3]	150,000	133,857
Vertiv Group Corp. 4.125%, due 11/15/28[3]	155,000	137,175
		271,032
Media—1.8%
AMC Networks, Inc. 4.250%, due 02/15/29[5]	200,000	175,935
Cable One, Inc. 4.000%, due 11/15/30[3]	20,000	17,775
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[3]	25,000	21,687
4.250%, due 01/15/34[3]	55,000	45,432
4.500%, due 08/15/30[3]	125,000	111,115
4.500%, due 05/01/32	25,000	21,614
4.500%, due 06/01/33[3]	25,000	21,125
4.750%, due 03/01/30[3]	230,000	209,300
4.750%, due 02/01/32[3]	270,000	238,444
5.000%, due 02/01/28[3]	210,000	202,650
Charter Communications Operating LLC/Charter Communications Operating Capital 2.250%, due 01/15/29	1,400,000	1,194,350
3.500%, due 06/01/41	1,400,000	1,024,882
4.800%, due 03/01/50	565,000	466,224
Comcast Corp. 2.937%, due 11/01/56	685,000	499,764
CSC Holdings LLC 5.750%, due 01/15/30[3]	810,000	654,099
7.500%, due 04/01/28[3]	325,000	298,187
Discovery Communications LLC 4.650%, due 05/15/50	280,000	230,696
DISH DBS Corp. 5.125%, due 06/01/29	145,000	94,605
5.875%, due 11/15/24	115,000	105,792
7.375%, due 07/01/28	315,000	224,523
7.750%, due 07/01/26	30,000	24,885
Fox Corp. 5.576%, due 01/25/49	310,000	314,051
iHeartCommunications, Inc. 6.375%, due 05/01/26	165,000	160,561
Paramount Global 4.200%, due 05/19/32	285,000	258,694
4.950%, due 01/15/31	270,000	264,162
(fixed, converts to FRN on 03/30/27), 6.375%, due 03/30/62	330,000	311,697
Radiate Holdco LLC/Radiate Finance, Inc. 4.500%, due 09/15/26[3]	110,000	101,684
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
Sirius XM Radio, Inc. 3.875%, due 09/01/31[3]		45,000	$39,150
4.125%, due 07/01/30[3]		495,000	446,911
5.000%, due 08/01/27[3]		25,000	24,794
5.500%, due 07/01/29[3]		130,000	127,725
Time Warner Entertainment Co. LP 8.375%, due 03/15/23		1,200,000	1,232,990
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[3]	GBP	1,000,000	1,150,821
5.500%, due 05/15/29[3]		200,000	190,000
			10,506,324
Mining—0.1%
Constellium SE 5.625%, due 06/15/28[3]		50,000	45,075
Corp. Nacional del Cobre de Chile 3.150%, due 01/14/30[3]		125,000	114,984
FMG Resources August 2006 Pty Ltd. 4.375%, due 04/01/31[3]		45,000	39,065
5.875%, due 04/15/30[3]		45,000	42,926
6.125%, due 04/15/32[3]		40,000	38,020
Hudbay Minerals, Inc. 4.500%, due 04/01/26[3]		250,000	206,812
6.125%, due 04/01/29[3]		115,000	89,413
Novelis Corp. 3.875%, due 08/15/31[3]		135,000	115,425
Volcan Cia Minera SAA 4.375%, due 02/11/26[3]		22,000	19,165
			710,885
Office & business equipment—0.0%†
CDW LLC/CDW Finance Corp. 3.569%, due 12/01/31		186,000	158,248
Oil & gas—0.8%
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.000%, due 11/01/26[3]		85,000	82,783
BP Capital Markets America, Inc. 3.633%, due 04/06/30		225,000	221,307
BP Capital Markets PLC (fixed, converts to FRN on 06/22/30), 4.875%, due 03/22/30[8]		540,000	490,923
Chesapeake Energy Corp. 6.750%, due 04/15/29[3]		185,000	191,632
Comstock Resources, Inc. 6.750%, due 03/01/29[3]		150,000	148,500
Continental Resources, Inc. 5.750%, due 01/15/31[3]		1,200,000	1,183,212
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[3]		35,000	34,948
Ecopetrol SA 5.875%, due 05/28/45		65,000	48,831
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[3]		64,000	58,400
6.000%, due 04/15/30[3]		85,000	77,138

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
6.000%, due 02/01/31[3]	71,000	$65,032
6.250%, due 11/01/28[3]	75,000	72,633
KazMunayGas National Co. JSC 5.750%, due 04/19/47[3]	65,000	51,545
Medco Bell Pte Ltd. 6.375%, due 01/30/27[3]	55,000	48,881
Odebrecht Offshore Drilling Finance Ltd. 6.720%, due 12/01/22[6]	35,895	35,536
7.720%, due 12/01/26[6,7]	1,461,818	333,741
PDC Energy, Inc. 5.750%, due 05/15/26	195,000	190,613
Pertamina Persero PT 6.450%, due 05/30/44[3]	40,000	42,060
Petroleos Mexicanos 6.350%, due 02/12/48	85,000	55,888
7.690%, due 01/23/50	220,000	159,500
Range Resources Corp. 4.875%, due 05/15/25	160,000	159,662
8.250%, due 01/15/29	85,000	91,026
Rio Oil Finance Trust 9.250%, due 07/06/24[3]	551,632	572,077
Rockcliff Energy II LLC 5.500%, due 10/15/29[3]	50,000	48,299
Southwestern Energy Co. 4.750%, due 02/01/32	210,000	195,825
		4,659,992
Oil & gas services—0.0%†
Odebrecht Oil & Gas Finance Ltd. 0.000%, due 08/29/22[3,8,10]	174,037	468
Packaging & containers—0.4%
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC 6.000%, due 06/15/27[3]	120,000	123,450
Ball Corp. 2.875%, due 08/15/30	25,000	21,530
3.125%, due 09/15/31	25,000	21,906
Graphic Packaging International LLC 3.750%, due 02/01/30[3]	20,000	18,007
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.000%, due 09/15/28[3]	115,000	96,022
Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc. 4.375%, due 10/15/28[3]	175,000	154,875
Trivium Packaging Finance BV 5.500%, due 08/15/26[3]	200,000	197,000
WRKCo, Inc. 4.650%, due 03/15/26	1,200,000	1,226,018
4.900%, due 03/15/29	500,000	516,191
		2,374,999
	Face amount[1]	Value
Corporate bonds—(continued)
Pharmaceuticals—1.5%
AbbVie, Inc. 3.800%, due 03/15/25	305,000	$305,786
4.700%, due 05/14/45	120,000	119,873
Bausch Health Cos., Inc. 5.000%, due 01/30/28[3]	145,000	77,212
Bayer US Finance II LLC 3 mo. USD LIBOR + 1.010%, 2.839%, due 12/15/23[2,3]	1,900,000	1,896,130
Cigna Corp. 4.375%, due 10/15/28	1,400,000	1,428,754
CVS Health Corp. 2.125%, due 09/15/31[5]	1,400,000	1,187,133
5.050%, due 03/25/48	270,000	274,250
CVS Pass-Through Trust 4.704%, due 01/10/36[3]	2,618,250	2,568,972
Merck & Co., Inc. 2.900%, due 12/10/61	200,000	150,542
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, due 04/30/28[3]	200,000	189,100
5.125%, due 04/30/31[3]	200,000	187,250
Viatris, Inc. 4.000%, due 06/22/50	325,000	225,396
		8,610,398
Pipelines—2.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 06/15/29[3]	385,000	376,105
5.750%, due 01/15/28[3]	93,000	91,317
7.875%, due 05/15/26[3]	85,000	88,967
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[3]	55,000	54,855
Buckeye Partners LP 4.500%, due 03/01/28[3]	90,000	82,800
5.600%, due 10/15/44	235,000	172,725
5.850%, due 11/15/43	65,000	47,450
Cheniere Corpus Christi Holdings LLC 7.000%, due 06/30/24	1,600,000	1,659,346
Cheniere Energy Partners LP 4.500%, due 10/01/29	155,000	150,169
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500%, due 06/15/31[3]	495,000	469,116
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.625%, due 05/01/27[3]	10,000	9,600
DCP Midstream Operating LP 5.600%, due 04/01/44	5,000	4,327
(fixed, converts to FRN on 05/21/23), 5.850%, due 05/21/43[3]	30,000	25,941
6.750%, due 09/15/37[3]	30,000	29,700
DT Midstream, Inc. 4.125%, due 06/15/29[3]	335,000	310,130

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(continued)
Enbridge, Inc. 2.500%, due 02/14/25	210,000	$203,066
Energy Transfer LP 5.250%, due 04/15/29	1,500,000	1,519,522
Series B, (fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[8]	750,000	570,188
Series G, (fixed, converts to FRN on 05/15/30), 7.125%, due 05/15/30[8]	760,000	684,000
Enterprise Products Operating LLC 4.200%, due 01/31/50	300,000	264,611
EQM Midstream Partners LP 4.500%, due 01/15/29[3]	60,000	53,700
4.750%, due 01/15/31[3]	80,000	72,272
5.500%, due 07/15/28	215,000	203,188
6.000%, due 07/01/25[3]	15,000	14,888
6.500%, due 07/01/27[3]	130,000	130,269
7.500%, due 06/01/27[3]	35,000	35,767
7.500%, due 06/01/30[3]	35,000	36,019
Genesis Energy LP/Genesis Energy Finance Corp. 6.250%, due 05/15/26	35,000	32,437
6.500%, due 10/01/25	40,000	38,756
7.750%, due 02/01/28	105,000	101,304
8.000%, due 01/15/27	40,000	39,200
Global Partners LP/GLP Finance Corp. 6.875%, due 01/15/29	35,000	31,935
Harvest Midstream I LP 7.500%, due 09/01/28[3]	150,000	143,298
Kinder Morgan, Inc. 5.550%, due 06/01/45	320,000	319,734
7.750%, due 01/15/32	1,400,000	1,701,927
Kinetik Holdings LP 5.875%, due 06/15/30[3]	75,000	76,184
MPLX LP 4.700%, due 04/15/48	378,000	331,071
New Fortress Energy, Inc. 6.500%, due 09/30/26[3]	310,000	293,586
6.750%, due 09/15/25[3]	215,000	209,894
NuStar Logistics LP 5.625%, due 04/28/27	30,000	28,691
5.750%, due 10/01/25	60,000	58,296
6.000%, due 06/01/26	35,000	34,405
Plains All American Pipeline LP/PAA Finance Corp. 3.550%, due 12/15/29	185,000	167,289
Southern Gas Corridor CJSC 6.875%, due 03/24/26[3]	45,000	47,613
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 01/15/28[3]	55,000	49,944
6.000%, due 03/01/27[3]	120,000	111,479
6.000%, due 12/31/30[3]	200,000	180,250
6.000%, due 09/01/31[3]	210,000	189,210
7.500%, due 10/01/25[3]	235,000	235,492
	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.000%, due 01/15/28		10,000	$9,822
6.500%, due 07/15/27		10,000	10,275
6.875%, due 01/15/29		10,000	10,320
Venture Global Calcasieu Pass LLC 3.875%, due 11/01/33[3]		80,000	69,451
4.125%, due 08/15/31[3]		110,000	101,408
Western Midstream Operating LP 4.550%, due 02/01/30[4,5]		65,000	60,789
5.750%, due 02/01/50[4]		100,000	89,461
			12,133,559
Private equity—0.2%
Carlyle Finance Subsidiary LLC 3.500%, due 09/19/29[3]		1,500,000	1,391,158
Real estate—0.2%
Realogy Group LLC/Realogy Co-Issuer Corp. 5.250%, due 04/15/30[3]		75,000	59,820
Tesco Property Finance 5 PLC 5.661%, due 10/13/41[6]	GBP	673,987	872,471
			932,291
Real estate investment trusts—0.7%
American Finance Trust, Inc./American Finance Operating Partner LP 4.500%, due 09/30/28[3]		210,000	168,960
American Tower Corp. 2.400%, due 03/15/25		165,000	158,156
EPR Properties 3.750%, due 08/15/29		160,000	138,118
Iron Mountain Information Management Services, Inc. 5.000%, due 07/15/32[3]		25,000	22,541
Iron Mountain, Inc. 4.500%, due 02/15/31[3]		25,000	21,936
4.875%, due 09/15/27[3]		175,000	167,101
4.875%, due 09/15/29[3]		100,000	91,777
5.000%, due 07/15/28[3]		250,000	237,765
5.250%, due 03/15/28[3]		380,000	362,900
5.250%, due 07/15/30[3]		55,000	51,454
5.625%, due 07/15/32[3]		375,000	351,769
MPT Operating Partnership LP/MPT Finance Corp. 3.500%, due 03/15/31		25,000	21,524
4.625%, due 08/01/29		125,000	117,188
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, due 05/15/29[3]		165,000	151,939
5.875%, due 10/01/28[3]		130,000	127,428
7.500%, due 06/01/25[3]		140,000	143,518
RHP Hotel Properties LP/RHP Finance Corp. 4.750%, due 10/15/27		345,000	332,925
RLJ Lodging Trust LP 4.000%, due 09/15/29[3]		140,000	124,075

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
SBA Communications Corp. 3.125%, due 02/01/29	20,000	$17,500
Service Properties Trust 4.950%, due 02/15/27	175,000	144,096
Starwood Property Trust, Inc. 4.750%, due 03/15/25	115,000	114,223
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 4.750%, due 04/15/28[3]	635,000	558,876
VICI Properties LP/VICI Note Co., Inc. 4.500%, due 01/15/28[3]	10,000	9,323
XHR LP 4.875%, due 06/01/29[3]	135,000	121,754
		3,756,846
Retail—0.5%
1011778 BC ULC/New Red Finance, Inc. 4.000%, due 10/15/30[3]	170,000	147,900
Asbury Automotive Group, Inc. 4.625%, due 11/15/29[3]	40,000	35,305
5.000%, due 02/15/32[3]	25,000	21,834
Bath & Body Works, Inc. 6.625%, due 10/01/30[3]	200,000	190,852
Gap, Inc. 3.625%, due 10/01/29[3]	55,000	40,340
3.875%, due 10/01/31[3,5]	65,000	47,086
GYP Holdings III Corp. 4.625%, due 05/01/29[3]	80,000	64,800
Ken Garff Automotive LLC 4.875%, due 09/15/28[3]	95,000	78,350
LCM Investments Holdings II LLC 4.875%, due 05/01/29[3]	155,000	132,447
Lowe's Cos., Inc. 4.450%, due 04/01/62	165,000	149,103
McDonald's Corp. 3.625%, due 09/01/49	130,000	112,987
Starbucks Corp. 2.550%, due 11/15/30	1,700,000	1,514,754
Yum! Brands, Inc. 3.625%, due 03/15/31	25,000	22,624
5.375%, due 04/01/32	140,000	138,250
		2,696,632
Semiconductors—1.9%
Analog Devices, Inc. 2.950%, due 10/01/51[5]	190,000	153,106
Broadcom, Inc. 3.137%, due 11/15/35[3]	3,762,000	3,029,335
3.419%, due 04/15/33[3]	1,300,000	1,121,061
3.500%, due 02/15/41[3]	285,000	226,826
4.926%, due 05/15/37[3]	1,468,000	1,391,722
Micron Technology, Inc. 4.975%, due 02/06/26	1,400,000	1,435,772
NXP BV/NXP Funding LLC 4.875%, due 03/01/24	1,500,000	1,519,031
	Face amount[1]		Value
Corporate bonds—(continued)
Semiconductors—(concluded)
QUALCOMM, Inc. 4.800%, due 05/20/45		2,000,000	$2,133,474
			11,010,327
Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. 2.043%, due 08/16/28		1,400,000	1,225,768
Software—0.6%
Central Parent, Inc./Central Merger Sub, Inc. 7.250%, due 06/15/29[3]		110,000	111,804
Citrix Systems, Inc. 3.300%, due 03/01/30		1,100,000	1,079,038
Clarivate Science Holdings Corp. 3.875%, due 07/01/28[3]		110,000	100,100
Consensus Cloud Solutions, Inc. 6.500%, due 10/15/28[3]		90,000	80,053
MSCI, Inc. 3.250%, due 08/15/33[3]		25,000	21,658
3.625%, due 09/01/30[3]		25,000	22,825
3.625%, due 11/01/31[3]		25,000	22,256
Open Text Corp. 3.875%, due 12/01/29[3]		95,000	85,514
Open Text Holdings, Inc. 4.125%, due 12/01/31[3]		60,000	53,409
Oracle Corp. 3.850%, due 04/01/60		1,400,000	997,754
3.950%, due 03/25/51		375,000	290,442
4.000%, due 11/15/47		345,000	267,344
Rackspace Technology Global, Inc. 3.500%, due 02/15/28[3,5]		155,000	128,103
Ziff Davis, Inc. 4.625%, due 10/15/30[3,5]		303,000	277,881
			3,538,181
Telecommunications—2.0%
Altice France SA 5.125%, due 07/15/29[3]		670,000	573,420
5.875%, due 02/01/27[3]	EUR	600,000	577,141
AT&T, Inc. 3.500%, due 09/15/53		335,000	264,833
3.650%, due 06/01/51		115,000	93,689
4.500%, due 03/09/48		441,000	406,548
C&W Senior Financing DAC 6.875%, due 09/15/27[3]		45,000	40,107
Ciena Corp. 4.000%, due 01/31/30[3]		65,000	59,475
CommScope, Inc. 4.750%, due 09/01/29[3]		655,000	569,510
Consolidated Communications, Inc. 5.000%, due 10/01/28[3]		115,000	90,858
6.500%, due 10/01/28[3]		105,000	90,300
Frontier Communications Holdings LLC 5.875%, due 10/15/27[3]		230,000	226,582
Level 3 Financing, Inc. 3.750%, due 07/15/29[3]		100,000	82,750

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
3.875%, due 11/15/29[3]	1,200,000	$1,062,844
4.625%, due 09/15/27[3]	235,000	214,799
Lumen Technologies, Inc. 4.500%, due 01/15/29[3]	105,000	83,213
5.375%, due 06/15/29[3]	155,000	129,425
Motorola Solutions, Inc. 2.300%, due 11/15/30	1,400,000	1,143,820
Oztel Holdings SPC Ltd. 6.625%, due 04/24/28[3]	110,000	112,186
Rogers Communications, Inc. 3.800%, due 03/15/32[3]	114,000	110,362
4.550%, due 03/15/52[3]	320,000	299,778
T-Mobile USA, Inc. 2.550%, due 02/15/31	1,300,000	1,136,709
3.400%, due 10/15/52	370,000	284,775
4.500%, due 04/15/50	205,000	189,715
Verizon Communications, Inc. 2.355%, due 03/15/32	350,000	302,289
2.550%, due 03/21/31	1,600,000	1,421,720
2.850%, due 09/03/41[5]	1,700,000	1,334,417
2.987%, due 10/30/56	210,000	153,348
Vmed O2 UK Financing I PLC 4.750%, due 07/15/31[3]	435,000	393,675
		11,448,288
Transportation—0.3%
AP Moller—Maersk A/S 4.500%, due 06/20/29[3]	1,500,000	1,488,260
MV24 Capital BV 6.748%, due 06/01/34[3]	35,556	32,516
		1,520,776
Trucking & leasing—0.3%
SMBC Aviation Capital Finance DAC 4.125%, due 07/15/23[3]	1,600,000	1,590,586
Water—0.0%†
Solaris Midstream Holdings LLC 7.625%, due 04/01/26[3]	115,000	111,430
Total corporate bonds (cost—$303,141,708)		275,172,329
Loan assignments—0.6%
Broadcast—0.6%
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 1 mo. USD LIBOR + 1.750%, 0.040%, due 06/22/26[2] (cost—$3,506,550)	3,524,014	3,464,987
Mortgage-backed securities—11.3%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1, 2.925%, due 09/25/35[11]	37,086	32,234
	Face amount[1]		Value
Mortgage-backed securities—(continued)
Alba PLC, Series 2007-1, Class A3, SONIA + 0.289%, 1.447%, due 03/17/39[2,6]	GBP	321,986	$370,714
Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, due 12/25/33		11,653	11,373
Series 2005-62, Class 2A1, 12 mo. MTA + 1.000%, 1.643%, due 12/25/35[2]		92,003	79,385
Series 2006-14CB, Class A1, 6.000%, due 06/25/36		1,257,332	816,592
Series 2006-41CB, Class 1A9, 6.000%, due 01/25/37		322,294	209,553
Ashford Hospitality Trust, Series 2018-KEYS, Class A, 1 mo. USD LIBOR + 1.000%, 3.000%, due 06/15/35[2,3]		1,500,000	1,448,855
Banc of America Funding Trust, Series 2005-D, Class A1, 3.040%, due 05/25/35[11]		199,825	195,459
Bank of America Mortgage Trust, Series 2002-G, Class 1A3, 5.750%, due 07/20/32[11]		80	77
BBCCRE Trust, Series 2015-GTP, Class A, 3.966%, due 08/10/33[3]		3,600,000	3,495,122
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A, 3.044%, due 10/25/33[11]		2,863	2,769
Series 2004-9, Class 2A1, 2.952%, due 09/25/34[11]		81,920	79,320
Series 2005-7, Class 22A1, 3.280%, due 09/25/35[11]		280,086	183,924
Series 2006-1, Class 21A2, 3.256%, due 02/25/36[11]		382,383	301,361
Bear Stearns ARM Trust, Series 2003-1, Class 6A1, 2.513%, due 04/25/33[11]		3,985	4,022
Series 2003-5, Class 2A1, 3.356%, due 08/25/33[11]		45,194	43,754
Series 2004-3, Class 1A2, 3.850%, due 07/25/34[11]		45,959	42,412
Series 2004-6, Class 2A1, 3.474%, due 09/25/34[11]		214,147	203,322
Series 2004-7, Class 1A1, 0.000%, due 10/25/34[10,11]		95,687	79,527
BPR Trust, Series 2022-OANA, Class D, 1 Month CME Term SOFR + 3.695%, 5.654%, due 04/15/37[2,3]		348,000	335,859
BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, 1 mo. USD LIBOR + 1.650%, 3.649%, due 09/15/36[2,3]		385,000	364,254

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Mortgage-backed securities—(continued)
BX Trust, Series 2019-OC11, Class C, 3.856%, due 12/09/41[3]	121,000	$108,987
Series 2019-OC11, Class D, 4.076%, due 12/09/41[3,11]	186,000	165,569
Series 2021-SDMF, Class D, 1 mo. USD LIBOR + 1.387%, 3.386%, due 09/15/34[2,3]	392,000	368,395
Chase Mortgage Finance Trust, Series 2005-S3, Class A10, 5.500%, due 11/25/35	843,897	686,557
Series 2007-S6, Class 2A1, 5.500%, due 12/25/22	490,015	240,179
CHL Mortgage Pass-Through Trust, Series 2004-12, Class 11A1, 3.571%, due 08/25/34[11]	11,620	11,632
Series 2005-HYB9, Class 5A1, 12 mo. USD LIBOR + 1.750%, 1.991%, due 02/20/36[2]	100,587	95,516
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class XA, 1.323%, due 02/10/48[11]	2,902,206	75,464
Citigroup Mortgage Loan Trust, Series 2005-11, Class A1A, 1 year CMT + 2.400%, 3.950%, due 05/25/35[2]	33,170	31,558
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, 3.512%, due 08/25/35[11]	103,596	101,966
Series 2005-6, Class A2, 1 year CMT + 2.150%, 3.790%, due 09/25/35[2]	7,115	6,959
Series 2005-6, Class A3, 1 year CMT + 1.800%, 3.440%, due 09/25/35[2]	1,329	1,271
COMM Mortgage Trust, Series 2014-LC15, Class XA, 1.054%, due 04/10/47[11]	7,527,028	95,693
Series 2014-UBS3, Class XA, 1.060%, due 06/10/47[11]	2,709,790	38,937
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-12, Class 11A2, 3.571%, due 08/25/34[11]	7,435	7,444
CSMC Trust, Series 2021-JR2, Class A1, 2.215%, due 11/25/61[3,11]	864,777	826,291
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 1 mo. USD LIBOR + 0.520%, 2.640%, due 08/19/45[2]	108,006	94,591
FHLMC GNMA, Series 23, Class KZ, 6.500%, due 11/25/23	2,833	2,860
FHLMC Multiclass Certificates, Series 2020-RR04, Class X, 2.126%, due 02/27/29[11]	3,460,000	334,443
	Face amount[1]	Value
Mortgage-backed securities—(continued)
FHLMC REMIC, Series 1367, Class KA, 6.500%, due 09/15/22	4	$4
Series 1502, Class PX, 7.000%, due 04/15/23	6,649	6,700
Series 1503, Class PZ, 7.000%, due 05/15/23	2,272	2,295
Series 1534, Class Z, 5.000%, due 06/15/23	2,082	2,082
Series 1562, Class Z, 7.000%, due 07/15/23	4,722	4,776
Series 1694, Class Z, 6.500%, due 03/15/24	2,832	2,887
Series 2061, Class Z, 6.500%, due 06/15/28	19,834	21,084
Series 2400, Class FQ, 1 mo. USD LIBOR + 0.500%, 2.499%, due 01/15/32[2]	11,504	11,539
Series 2764, Class LZ, 4.500%, due 03/15/34	266,287	273,389
Series 2764, Class ZG, 5.500%, due 03/15/34	924,944	986,413
Series 2835, Class JZ, 5.000%, due 08/15/34	157,345	165,958
Series 2921, Class PG, 5.000%, due 01/15/35	673,119	711,982
Series 2983, Class TZ, 6.000%, due 05/15/35	643,113	695,093
Series 3149, Class CZ, 6.000%, due 05/15/36	694,721	760,260
FHLMC Structured Agency Credit Risk Debt Notes, Series 2018-HQA1, Class M2, 1 mo. USD LIBOR + 2.300%, 4.559%, due 09/25/30[2]	633,705	635,657
Series 2022-DNA2, Class M2, 30-Day Average SOFR + 3.750%, 5.264%, due 02/25/42[2,3]	326,000	306,446
Series 2022-DNA3, Class M1B, 30-Day Average SOFR + 2.900%, 4.414%, due 04/25/42[2,3]	210,000	203,785
Series 2022-HQA1, Class M2, 30-Day Average SOFR + 5.250%, 6.764%, due 03/25/42[2,3]	383,000	377,527
FHLMC Structured Pass-Through Certificates, Series T-54, Class 2A, 6.500%, due 02/25/43	345,180	383,968
Series T-58, Class 2A, 6.500%, due 09/25/43	182,606	194,292
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1, 3.875%, due 08/25/35[11]	8,349	5,979
FNMA, Series 2003-W8, Class 2A, 7.000%, due 10/25/42	15,237	16,371
Series 2004-T1, Class 1A1, 6.000%, due 01/25/44	234,966	249,472

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2004-W8, Class 2A, 6.500%, due 06/25/44	227,557	$243,458
FNMA Connecticut Avenue Securities, Series 2017-C02, Class 2M2, 1 mo. USD LIBOR + 3.650%, 5.909%, due 09/25/29[2]	902,223	919,186
Series 2017-C03, Class 1M2, 1 mo. USD LIBOR + 3.000%, 5.259%, due 10/25/29[2]	426,249	433,459
Series 2017-C04, Class 2M2, 1 mo. USD LIBOR + 2.850%, 5.109%, due 11/25/29[2]	927,953	934,913
Series 2017-C05, Class 1M2, 1 mo. USD LIBOR + 2.200%, 4.459%, due 01/25/30[2]	278,251	281,950
Series 2017-C06, Class 1M2, 1 mo. USD LIBOR + 2.650%, 4.909%, due 02/25/30[2]	198,861	201,705
Series 2017-C06, Class 2M2, 1 mo. USD LIBOR + 2.800%, 5.059%, due 02/25/30[2]	216,947	220,631
Series 2022-R01, Class 1M2, 30-Day Average SOFR + 1.900%, 3.414%, due 12/25/41[2,3]	343,000	317,275
Series 2022-R03, Class 1M2, 30-Day Average SOFR + 3.500%, 5.014%, due 03/25/42[2,3]	475,000	471,468
Series 2022-R04, Class 1M2, 30-Day Average SOFR + 3.100%, 4.614%, due 03/25/42[2,3]	191,000	185,340
Series 2022-R07, Class 1M1, 30-Day Average SOFR + 2.950%, 4.467%, due 06/25/42[2,3]	190,821	192,951
FNMA REMIC, Series 1993-160, Class ZB, 6.500%, due 09/25/23	804	810
Series 1993-163, Class ZA, 7.000%, due 09/25/23	205	207
Series 1993-37, Class PX, 7.000%, due 03/25/23	241	241
Series 1993-60, Class Z, 7.000%, due 05/25/23	2,064	2,080
Series 1993-70, Class Z, 6.900%, due 05/25/23	322	325
Series 1993-96, Class PZ, 7.000%, due 06/25/23	1,677	1,683
Series 1999-W4, Class A9, 6.250%, due 02/25/29	85,077	89,800
Series 2000-34, Class F, 1 mo. USD LIBOR + 0.450%, 2.709%, due 10/25/30[2]	1,468	1,467
Series 2002-80, Class A1, 6.500%, due 11/25/42	371,376	397,697
Series 2003-64, Class AH, 6.000%, due 07/25/33	781,565	849,294
Series 2005-120, Class ZU, 5.500%, due 01/25/36	778,938	833,568
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2005-24, Class ZE, 5.000%, due 04/25/35	299,126	$314,790
Series 2006-65, Class GD, 6.000%, due 07/25/26	187,605	193,960
GNMA, Series 2003-98, Class Z, 6.000%, due 11/20/33	2,171,620	2,265,978
Series 2005-26, Class ZA, 5.500%, due 01/20/35	4,327,794	4,456,483
Series 2015-H20, Class FB, 1 mo. USD LIBOR + 0.600%, 1.720%, due 08/20/65[2]	903,668	897,498
Series 2016-H11, Class F, 1 mo. USD LIBOR + 0.800%, 1.920%, due 05/20/66[2]	635,509	633,581
Series 2016-H15, Class FA, 1 mo. USD LIBOR + 0.800%, 1.920%, due 07/20/66[2]	1,206,036	1,203,395
Series 2017-182, Class FW, 1 mo. USD LIBOR + 0.350%, 2.063%, due 05/20/47[2]	286,890	285,219
Series 2018-38, Class WF, 1 mo. USD LIBOR + 0.300%, 2.013%, due 10/20/43[2]	850,382	840,155
GS Mortgage Securities Corp. II, Series 2022-ECI, Class A, 4.358%, due 08/15/39	100,000	99,575
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 2.992%, due 09/25/35[11]	105,704	102,547
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 1 mo. USD LIBOR + 0.700%, 2.820%, due 01/19/35[2]	18,901	16,765
Series 2005-4, Class 3A1, 3.231%, due 07/19/35[11]	127,025	97,182
HGI CRE CLO Ltd., Series 2022-FL3, Class A, 30-Day Average SOFR + 1.700%, 3.144%, due 04/19/37[2,3]	800,000	777,870
INTOWN Mortgage Trust, Series 2022-STAY, Class A, 4.739%, due 08/15/37	272,000	270,640
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class A, 1 mo. USD LIBOR + 1.060%, 3.209%, due 06/15/35[2,3]	1,550,537	1,509,510
Series 2022-OPO, Class D, 3.450%, due 01/05/39[3,11]	284,000	241,517
JP Morgan Mortgage Trust, Series 2005-A8, Class 1A1, 2.755%, due 11/25/35[11]	306,173	259,839
Series 2006-A4, Class 2A2, 2.742%, due 06/25/36[11]	149,652	114,258

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Mortgage-backed securities—(continued)
KREST Commercial Mortgage Securities Trust, Series 2021-CHIP, Class A, 2.558%, due 11/05/44[3]		1,400,000	$1,176,785
Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, due 10/25/59[3,4]		1,069,547	1,062,964
Ludgate Funding PLC, Series 2007-1, Class A2A, 3 mo. GBP LIBOR + 0.160%, 1.849%, due 01/01/61[2,6]	GBP	1,188,720	1,333,210
Series 2008-W1X, Class A1, 3 mo. GBP LIBOR + 0.600%, 2.289%, due 01/01/61[2,6]		GBP 524,901	615,814
LUXE Trust, Series 2021-MLBH, Class A, 1 mo. USD LIBOR + 0.980%, 2.980%, due 11/15/38[2,3]		1,400,000	1,346,019
Series 2021-TRIP, Class A, 1 mo. USD LIBOR + 1.050%, 3.049%, due 10/15/38[2,3]		1,300,000	1,252,293
Mansard Mortgages PLC, Series 2007-1X, Class A2, SONIA + 0.299%, 1.490%, due 04/15/47[2,6]	GBP	743,176	862,917
MF1, Ltd., Series 2021-W10, Class A, 1 mo. CME Term SOFR + 1.070%, 3.029%, due 12/15/34[2,3]		1,300,000	1,283,507
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1, 6.500%, due 02/25/35[3]		449,872	418,775
NYO Commercial Mortgage Trust, Series 2021-1290, Class A, 1 mo. USD LIBOR + 1.095%, 3.095%, due 11/15/38[2,3]		1,500,000	1,426,101
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.957%, due 10/25/61[3,11]		338,502	296,091
Reperforming Loan REMIC Trust, Series 2003-R4, Class 2A, 4.365%, due 01/25/34[3,11]		412,072	366,925
Series 2006-R1, Class AF1, 1 mo. USD LIBOR + 0.340%, 2.599%, due 01/25/36[2,3]		414,585	394,800
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23, 5.500%, due 12/25/34		167,288	154,557
Sequoia Mortgage Trust, Series 2007-3, Class 1A1, 1 mo. USD LIBOR + 0.400%, 2.526%, due 07/20/36[2]		63,213	55,567
SFO Commercial Mortgage Trust, Series 2021-555, Class A, 1 mo. USD LIBOR + 1.150%, 3.149%, due 05/15/38[2,3]		1,400,000	1,336,655
	Face amount[1]		Value
Mortgage-backed securities—(continued)
SGR Residential Mortgage Trust, Series 2021-2, Class A1, 1.737%, due 12/25/61[3,11]		548,018	$482,784
Starwood Mortgage Residential Trust, Series 2021-5, Class A1, 1.920%, due 09/25/66[3,11]		1,125,465	998,556
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A, 3.725%, due 07/25/34[11]		172,535	167,656
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 11A1, 1 mo. USD LIBOR + 0.420%, 2.679%, due 04/25/36[2]		485,319	430,885
Structured Asset Mortgage Investments Trust, Series 2002-AR3, Class A1, 1 mo. USD LIBOR + 0.660%, 2.780%, due 09/19/32[2]		33,135	32,014
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class B, 1 Month CME Term SOFR + 2.932%, 4.891%, due 05/15/37[2,3]		179,000	172,471
Series 2022-DPM, Class C, 1 Month CME Term SOFR + 3.777%, 5.736%, due 05/15/37[2,3]		150,000	143,700
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1, 2.335%, due 09/25/37[11]		212,457	206,185
Towd Point Mortgage Funding, Series 2019-A13A, Class A1, SONIA + 0.900%, 2.091%, due 07/20/45[2,3]	GBP	3,702,348	4,501,960
Uropa Securities PLC, Series 2007-1, Class A3A, 3 mo. GBP LIBOR + 0.200%, 1.980%, due 10/10/40[2,6]	GBP	1,844,957	2,111,458
Verus Securitization Trust, Series 2021-6, Class A1, 1.630%, due 10/25/66[3,11]		1,105,149	964,531
Series 2021-6, Class A3, 1.887%, due 10/25/66[3,11]		284,454	245,826
Series 2022-4, Class A3, 4.740%, due 04/25/67[3,11]		140,375	135,430
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A, 12 mo. MTA + 1.400%, 2.043%, due 06/25/42[2]		5,670	5,272
Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + 0.580%, 2.839%, due 10/25/45[2]		234,694	223,345
Series 2006-AR2, Class 2A1, 3.219%, due 03/25/36[11]		370,453	339,525
Series 2006-AR9, Class 1A, 12 mo. MTA + 1.000%, 1.643%, due 08/25/46[2]		253,870	243,891
Wells Fargo Commercial Mortgage Trust, Series 2022-ONL, Class A, 3.862%, due 12/15/39[3]		1,300,000	1,246,995

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Mortgage-backed securities—(concluded)
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, 0.787%, due 09/15/57[11]	5,652,539	$71,034
Series 2014-LC14, Class XA, 1.246%, due 03/15/47[11]	2,558,697	34,662
Total mortgage-backed securities (cost—$67,497,948)		64,913,589
Municipal bonds—0.3%
Arizona—0.0%†
Gilbert Water Resource Municipal Property Corp., Revenue Bonds, 5.000%, due 07/15/31	25,000	30,468
Illinois—0.2%
Sales Tax Securitization Corp. Second Lien, Refunding, Revenue Bonds, Series B, 3.057%, due 01/01/34	1,400,000	1,222,947
Massachusetts—0.0%†
Massachusetts Development Finance Agency, President and Fellows of Harvard College, Revenue Bonds, 5.000%, due 11/15/32	150,000	187,018
New York—0.1%
City of New York NY, GO Bonds, Subseries D-1, 5.000%, due 05/01/35	75,000	87,605
City of New York NY, Refunding, GO Bonds, Series B-1, 5.000%, due 08/01/32	115,000	139,485
New York City Municipal Water Finance Authority, Revenue Bonds, 5.000%, due 06/15/31	80,000	96,896
		323,986
Total municipal bonds (cost—$1,926,708)		1,764,419
Non-U.S. government agency obligations—1.9%
Angolan Government International Bond 9.375%, due 05/08/48[3]	35,000	27,038
Colombia Government International Bond 3.000%, due 01/30/30	50,000	40,306
5.000%, due 06/15/45	40,000	29,108
Dominican Republic International Bond 6.850%, due 01/27/45[3]	210,000	184,446
Egypt Government International Bond 5.875%, due 02/16/31[3]	30,000	18,525
7.500%, due 02/16/61[3]	190,000	106,400
8.500%, due 01/31/47[3]	155,000	89,900
El Salvador Government International Bond 9.500%, due 07/15/52[3]	25,000	8,544
Indonesia Government International Bond 4.625%, due 04/15/43[3]	165,000	157,799
Israel Government International Bond 3.875%, due 07/03/50	1,700,000	1,577,600
4.125%, due 01/17/48	1,600,000	1,555,300
	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Japan Bank for International Cooperation 2.875%, due 07/21/27		2,200,000	$2,174,107
Japan International Cooperation Agency 2.750%, due 04/27/27		1,300,000	1,274,013
Mexico Government International Bond 3.500%, due 02/12/34		175,000	151,637
4.400%, due 02/12/52		175,000	139,212
Mongolia Government International Bond 5.125%, due 04/07/26[3]		55,000	48,681
Nigeria Government International Bond 7.625%, due 11/28/47[3]		60,000	37,650
Oman Government International Bond 6.250%, due 01/25/31[3]		75,000	74,625
7.000%, due 01/25/51[3]		140,000	126,700
Panama Government International Bond 2.252%, due 09/29/32		105,000	83,856
3.298%, due 01/19/33		40,000	34,760
Paraguay Government International Bond 4.950%, due 04/28/31[3]		70,000	69,160
Peruvian Government International Bond 3.000%, due 01/15/34		185,000	158,545
8.200%, due 08/12/26[6]	PEN	2,000,000	525,765
Qatar Government International Bond 4.400%, due 04/16/50[3]		60,000	61,200
5.103%, due 04/23/48[6]		1,600,000	1,776,000
Republic of South Africa Government International Bond 5.650%, due 09/27/47		90,000	68,726
5.750%, due 09/30/49		45,000	34,369
Romanian Government International Bond 3.000%, due 02/14/31[5,6]		104,000	85,364
3.625%, due 03/27/32[3]		50,000	41,181
4.000%, due 02/14/51[6]		110,000	76,746
4.000%, due 02/14/51[3]		60,000	41,861
Saudi Government International Bond 3.250%, due 11/17/51[3]		65,000	51,919
3.750%, due 01/21/55[3]		50,000	43,250
Uruguay Government International Bond 5.100%, due 06/18/50		85,000	90,541
Total non-U.S. government agency obligations (cost—$11,779,225)			11,064,834
U.S. government agency obligations—4.2%
Federal Home Loan Bank Discount Notes 2.050%, due 08/01/22[12]		9,400,000	9,400,000
FHLMC 7.645%, due 05/01/25		399,843	414,352
FHLMC ARM 12 mo. USD LIBOR + 1.815%, 2.815%, due 03/01/36[2]		1,052	1,054
FNMA 3.500%, due 03/01/35		354,223	358,821
4.500%, due 04/01/29		59,876	62,092
5.254%, due 11/01/34[11]		1,692,439	1,689,400
FNMA ARM 12 mo. USD LIBOR + 1.420%, 1.795%, due 03/01/36[2]		8,554	8,482

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
U.S. government agency obligations—(concluded)
12 mo. USD LIBOR + 1.619%, 1.994%, due 12/01/35[2]	18,073	$18,094
12 mo. USD LIBOR + 1.780%, 2.030%, due 11/01/35[2]	3,531	3,559
12 mo. USD LIBOR + 1.942%, 2.192%, due 09/01/35[2]	185	188
12 mo. USD LIBOR + 1.840%, 2.215%, due 03/01/36[2]	15,825	15,925
12 mo. USD LIBOR + 1.912%, 2.287%, due 02/01/36[2]	15,564	15,697
12 mo. USD LIBOR + 1.815%, 2.323%, due 03/01/36[2]	16,477	16,560
1 year CMT + 2.251%, 2.501%, due 05/01/27[2]	2,570	2,553
6 mo. USD LIBOR + 1.538%, 2.663%, due 01/01/36[2]	2,768	2,787
1 year CMT + 2.103%, 2.685%, due 05/01/30[2]	19,244	19,153
1 year CMT + 2.227%, 2.953%, due 04/01/27[2]	4,800	4,802
FNMA ARM COFI 3.250%, due 11/01/26[13,14]	5,896	5,386
GNMA II 5.000%, due 07/20/49	2,127,203	2,218,024
5.000%, due 12/20/49	57,068	59,505
GNMA II ARM 1 year CMT + 1.500%, 1.625%, due 07/20/25[2]	813	802
1 year CMT + 1.500%, 1.750%, due 11/20/23[2]	251	248
1 year CMT + 1.500%, 2.625%, due 01/20/26[2]	1,265	1,253
1 year CMT + 1.500%, 2.875%, due 05/20/26[2]	2,777	2,758
GNMA II TBA 3.500%	750,000	746,528
UMBS TBA 3.500%	4,245,000	4,197,303
4.000%	2,910,000	2,924,434
4.500%	1,130,000	1,149,312
5.000%	675,000	693,252
Total U.S. government agency obligations (cost—$23,869,248)		24,032,324
U.S. Treasury obligations—19.0%
U.S. Treasury Bonds 1.375%, due 11/15/40	8,700,000	6,426,785
1.375%, due 08/15/50	7,500,000	5,060,156
1.625%, due 11/15/50	2,500,000	1,801,953
1.875%, due 02/15/51	1,605,000	1,233,718
2.375%, due 02/15/42	5,000,000	4,354,688
2.375%, due 11/15/49	355,000	307,186
2.500%, due 02/15/45	53,805,000	46,646,413
2.750%, due 08/15/42	1,860,000	1,711,709
2.875%, due 08/15/45	2,600,000	2,413,227
2.875%, due 05/15/52	670,000	648,016
3.000%, due 05/15/42	320,000	308,300
	Face amount[1]	Value
U.S. Treasury obligations—(concluded)
3.000%, due 11/15/44	2,600,000	$2,464,211
3.000%, due 05/15/45	200,000	189,484
3.000%, due 02/15/48	500,000	480,996
3.250%, due 05/15/42	5,270,000	5,275,764
4.250%, due 11/15/40	385,000	448,375
4.375%, due 02/15/38	230,000	277,240
U.S. Treasury Inflation Index Bonds (TIPS) 0.125%, due 02/15/52	535,316	448,997
U.S. Treasury Notes 0.125%, due 03/31/23	1,145,000	1,123,710
0.875%, due 06/30/26	1,990,000	1,850,622
1.250%, due 03/31/28	1,975,000	1,819,854
1.625%, due 05/15/31	1,485,000	1,366,490
1.750%, due 06/30/24	5,400,000	5,286,305
1.875%, due 08/31/22	700,000	699,786
2.000%, due 10/31/22[15]	1,000,000	999,031
2.125%, due 09/30/24	10,900,000	10,729,687
2.250%, due 08/15/27	5,000,000	4,885,937
Total U.S. Treasury obligations (cost—$124,109,601)		109,258,640
	Number of shares
Exchange traded funds—0.5%
Invesco Senior Loan ETF[5]	128,361	2,691,730
iShares iBoxx High Yield Corporate Bond ETF[5]	3,896	304,628
Total exchange traded funds (cost—$3,269,010)		2,996,358
Investment companies—0.3%
SPDR Bloomberg Short Term High Yield Bond ETF[5] (cost—$1,969,180)	73,590	1,852,996
Short-term investments—0.5%
Investment companies—0.5%
State Street Institutional U.S. Government Money Market Fund, 1.880%[16] (cost—$2,781,760)	2,781,760	2,781,760
	Face amount[1]
Short-term U.S. Treasury obligations—4.8%
U.S. Treasury Bills 1.089%, due 08/23/22[15,16]	1,500,000	1,499,019
1.139%, due 09/01/22[15,16]	800,000	799,228
2.362%, due 10/27/22[16]	17,000,000	16,904,810
2.368%, due 10/27/22[16]	8,300,000	8,253,435
Total short-term U.S. Treasury obligations (cost—$27,456,492)		27,456,492
	Number of shares
Investment of cash collateral from securities loaned—3.0%
Money market funds—3.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.270%[16] (cost—$17,147,542)	17,147,542	17,147,542

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Repurchase agreements—4.3%
Repurchase agreement dated 07/29/22 with BNP Paribas Securities Corp., 2.270% due 08/01/22, collateralized by 24,463,103 U.S.Treasury Inflation Indexed Bonds, 3.000% due 01/15/29; (value—$25,746,177); proceeds: $25,104,748 (cost—$25,100,000)	25,100,000	$25,100,000
Total investments (cost—$632,822,114)—101.7%		585,555,224
Liabilities in excess of other assets—(1.7)%		(9,784,896)
Net assets—100.0%		$575,770,328

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Foreign exchange options written

Notional amount (000)		Number of contracts	Call options	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	32,432	5,670,000	Call USD vs. Put BRL strike @ 5.720% expires 08/12/22	DB	Receive	08/12/22	$93,096	$(1,684)	$91,412
USD	10,678	1,900,000	Call USD vs. Put BRL strike @ 5.615% expires 08/09/22	HSBC	Receive	08/09/22	29,465	(456)	29,009
Total foreign exchange options written							$122,561	$(2,140)	$120,421

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	210,128,000	2,300,000	UMBS TBA, 2.500% strike @ 91.36	MSCI	09/07/22	$15,454	$(46,096)	$(30,642)
Notional amount		Number of contracts	Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	800,660,000	8,600,000	UMBS TBA 3.000%strike @ 93.10	MSCI	08/04/22	$67,188	$(12)	$67,176
USD	222,893,000	2,300,000	UMBS TBA 3.500%strike @ 96.91	JPMCB	08/04/22	11,500	(27)	11,473
USD	117,432,000	1,200,000	UMBS TBA 4.000%strike @ 97.86	MSCI	08/04/22	7,687	(2)	7,685
USD	462,198,000	4,700,000	UMBS TBA 4.000%strike @ 98.34	MSCI	08/04/22	23,133	(34)	23,099
USD	1,026,498,000	10,300,000	UMBS TBA 4.500%strike @ 99.66	JPMCB	09/07/22	38,624	(13,477)	25,147
USD	927,861,000	9,300,000	UMBS TBA 4.500%strike @ 99.77	JPMCB	08/04/22	24,703	(31)	24,672
Total						$172,835	$(13,583)	$159,252
Total options written						$188,289	$(59,679)	$128,610

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	4,500	4,500,000	1 Year USD SOFR Interest Rate Swap strike @ 2.697%, terminating 04/04/25	GSI	Receive	04/02/24	$35,297	$(39,364)	$(4,067)
USD	4,000	4,000,000	1 Year USD SOFR Interest Rate Swap strike @ 2.150%, terminating 11/20/23	GSI	Receive	11/20/23	13,950	(17,964)	(4,014)
USD	4,700	4,700,000	10 Year USD SOFR Interest Rate Swap strike @ 2.310%, terminating 08/19/22	GSI	Receive	08/19/22	41,242	(22,839)	18,403
USD	10,900	10,900,000	5 Year USD SOFR Interest Rate Swap strike @ 2.250%, terminating 08/25/22	GSI	Receive	08/25/22	56,136	(35,836)	20,300
Total Call interest rate swaptions							$146,625	$(116,003)	$30,622
Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	4,500	4,500,000	1 Year USD SOFR Interest Rate Swap strike @ 2.697%, terminating 04/04/25	GSI	Pay	04/02/24	$35,297	$(22,139)	$13,158
USD	4,000	4,000,000	1 Year USD SOFR Interest Rate Swap strike @ 3.650%, terminating 11/20/23	GSI	Pay	11/20/23	13,950	(9,410)	4,540
USD	4,700	4,700,000	10 Year USD SOFR Interest Rate Swap strike @ 3.010%, terminating 08/19/22	GSI	Pay	08/19/22	41,242	(2,188)	39,054
USD	10,900	10,900,000	5 Year USD SOFR Interest Rate Swap strike @ 2.850%, terminating 08/25/22	GSI	Pay	08/25/22	56,135	(15,185)	40,950
Total Put interest rate swaptions							$146,624	$(48,922)	$97,702
Total swaptions written							$293,249	$(164,925)	$128,324

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
80	USD	U.S. Long Bond Futures	September 2022	$11,034,491	$11,520,000	$485,509
339	USD	U.S. Treasury Note 10 Year Futures	September 2022	40,484,586	41,066,672	582,086
138	USD	U.S. Treasury Note 2 Year Futures	September 2022	28,865,957	29,043,609	177,652
399	USD	U.S. Treasury Note 5 Year Futures	September 2022	44,726,364	45,376,899	650,535
Total				$125,111,398	$127,007,180	$1,895,782

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
25	EUR	Euro BUND 10 Year Futures	September 2022	$(3,935,922)	$(4,027,897)	$(91,975)
14	JPY	Japan Government Bond 10 Year Futures	September 2022	(1,566,613)	(1,579,002)	(12,389)
18	JPY	Japan Government Bond 10 Year Futures	September 2022	(20,146,791)	(20,316,309)	(169,518)
59	GBP	United Kingdom Long Gilt Bond Futures	September 2022	(8,500,246)	(8,491,256)	8,990
U.S. Treasury futures sell contracts:
14	USD	U.S. Long Bond Futures	September 2022	$(1,973,296)	$(2,016,000)	$(42,704)
29	USD	U.S. Treasury Note 10 Year Futures	September 2022	(3,481,472)	(3,513,078)	(31,606)
5	USD	U.S. Treasury Note 2 Year Futures	September 2022	(1,056,524)	(1,052,305)	4,219
146	USD	U.S. Treasury Note 5 Year Futures	September 2022	(16,487,668)	(16,604,078)	(116,410)
11	USD	Ultra U.S. Treasury Bond Futures	September 2022	(1,688,194)	(1,741,437)	(53,243)
55	USD	Ultra U.S. Treasury Note 10 Year Futures	September 2022	(7,138,369)	(7,218,750)	(80,381)
Total				$(65,975,095)	$(66,560,112)	$(585,017)
Net unrealized appreciation (depreciation)						$1,310,765

Centrally cleared credit default swap agreements on corporate issues—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Bank of America Corp., bond, 1.124%, due 04/24/23	USD	1,400	12/20/22	Quarterly	1.000%	$(3,849)	$4,943	$1,094
Boeing Co., bond, 2.600%, due 10/30/25	USD	1,500	06/20/23	Quarterly	1.000	(1,891)	1,053	(838)
British Telecommunications PLC, bond, 5.750%, due 12/07/28	EUR	1,300	12/20/28	Quarterly	1.000	13,146	(42,432)	(29,286)
British Telecommunications PLC, bond, 5.750%, due 12/07/28	EUR	2,400	06/20/28	Quarterly	1.000	12,573	(58,129)	(45,556)
Citigroup, Inc., 2.876%, due on 07/24/23	USD	1,400	12/20/22	Quarterly	1.000	(3,801)	4,543	742
Comcast Corp., bond, 3.700%, due 04/15/24	USD	1,300	12/20/26	Quarterly	1.000	(28,884)	21,242	(7,642)
General Electric Co., bond, 2.700%, due 10/09/22	USD	1,500	12/20/26	Quarterly	1.000	(13,990)	(18,429)	(32,419)
General Electric Co., bond, 2.700%, due 10/09/22	USD	1,200	06/20/26	Quarterly	1.000	(10,868)	(7,583)	(18,451)
General Electric Co., bond, 5.000% due 06/15/21	USD	1,000	06/20/24	Quarterly	1.000	4,396	5,849	10,245
General Motors Co., bond, 4.875%, due 10/02/23	USD	1,400	12/20/26	Quarterly	5.000	(235,426)	175,975	(59,451)
JPMorgan Chase & Co., bond, 3.200%, due 01/25/23	USD	1,300	12/20/22	Quarterly	1.000	(3,632)	4,465	833
Morgan Stanley, bond, 3.750%, due 02/25/23	USD	1,400	12/20/22	Quarterly	1.000	(3,711)	4,574	863
Rolls-Royce PLC, bond, 2.125%, due 06/08/21	EUR	1,400	06/20/24	Quarterly	1.000	(1,253)	(23,773)	(25,026)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

Centrally cleared credit default swap agreements on corporate issues—sell protection19—(concluded)

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Stellantis N.V., bond, 5.250%, due 04/15/23	EUR	1,100	12/20/26	Quarterly	5.000%	$(215,188)	$140,656	$(74,532)
Valeo SA, bond, 3.250%, due 01/22/24	EUR	1,200	06/20/26	Quarterly	1.000	17,074	(67,578)	(50,504)
Verizon Communications, Inc., bond, 2.550%, due 06/17/19	USD	1,600	12/20/22	Quarterly	1.000	(2,428)	4,888	2,460
Verizon Communications, Inc., bond, 4.125%, due 03/16/27	USD	1,300	12/20/26	Quarterly	1.000	(26,630)	(1,569)	(28,199)
Williams Cos., Inc., bond, 4.550%, due 06/24/24	USD	1,400	12/20/26	Quarterly	1.000	(8,756)	4,112	(4,644)
Total						$(513,118)	$152,807	$(360,311)

Centrally cleared credit default swap agreements on credit indices—buy protection18

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX Emerging Markets Series 37	USD	6,955	06/20/27	Quarterly	1.000%	$(533,397)	$650,921	$117,524
CDX North America High Yield 38 Index	USD	14,058	06/20/27	Quarterly	5.000	(287,419)	(242,028)	(529,447)
CDX North America High Yield 38 Index	USD	193	06/20/27	Quarterly	1.000	(4,104)	(2,700)	(6,804)
CDX North America Investment Grade 38 Index	USD	12,000	06/20/27	Quarterly	1.000	(1,448)	(119,639)	(121,087)
iTraxx Europe Main Series 37 Index	EUR	5,100	06/20/27	Quarterly	1.000	(19,796)	(5,310)	(25,106)
Total						$(846,164)	$281,244	$(564,920)

Centrally cleared credit default swap agreements on credit indices—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
iTraxx Europe Crossover Series 37	EUR	9,300	06/20/27	Quarterly	5.000%	$(563,698)	$13,482	$(550,216)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation (depreciation)
JPY	130,000	12/15/51	Annual	0.450%	12 Month JPY TONA	$131,274	$77,053
GBP	5,950	09/21/52	Annual	0.750	12 Month GBP SONIA	2,033,195	44,513
JPY	200,000	10/31/38	Semi-Annual	0.705	6 Month JPY TONA	(7,507)	(22,104)
JPY	60,000	10/22/38	Semi-Annual	0.800	6 Month JPY TONA	(9,219)	(10,155)
JPY	273,000	03/20/38	Semi-Annual	0.750	6 Month JPY TONA	(35,324)	(59,214)
JPY	387,000	03/15/42	Annual	0.500	12 Month JPY TONA	141,739	34,580

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation (depreciation)
USD	8,300	12/21/52	Annual	1.750%	12 Month SOFR	$1,160,263	$(420,061)
JPY	140,000	06/18/28	Semi-Annual	6 Month JPY TONA	0.380%	12,316	5,839
USD	4,300	06/15/27	Annual	12 Month SOFR	1.750	(134,830)	134,265
USD	51,500	06/21/25	Annual	12 Month SOFR	3.130	421,003	409,916
Total						$3,712,910	$194,632

OTC credit default swap agreements on Non-U.S. government agency obligations issues—sell protection19

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CITI	Colombia Government International Bond,10.375%, due 01/28/33	USD	200	06/20/27	Quarterly	1.000%	$6,759	$(13,329)	$(6,570)
GSI	Colombia Government International Bond,10.375%, due 01/28/33	USD	1,700	06/20/27	Quarterly	1.000	72,713	(113,322)	(40,609)
MSCI	Colombia Government International Bond,10.375%, due 01/28/33	USD	300	06/20/27	Quarterly	1.000	15,759	(19,993)	(4,234)
GSI	Republic of South Africa, bond, 5.500%, due 03/09/20	USD	1,600	06/20/24	Quarterly	1.000	24,050	(25,800)	(1,750)
Total							$119,281	$(172,444)	$(53,163)

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
GSI	USD	63	08/11/22		Equity TRS Index	12 Month SOFR	$—	$231,133	$231,133

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	MYR	2,596,159	USD	590,613	09/21/22	$6,892
BB	USD	551,528	JPY	73,900,000	08/16/22	3,209
BB	USD	4,149,381	NOK	40,603,353	08/16/22	53,254
BNP	BRL	13,549	USD	2,611	08/02/22	(7)
BNP	EUR	4,943,000	USD	5,208,523	08/02/22	156,531
BNP	GBP	301,000	USD	365,378	08/02/22	(1,180)
BNP	MXN	432,000	USD	21,179	09/15/22	158
BNP	NOK	1,815,000	USD	182,567	08/16/22	(5,294)
BNP	USD	2,607	BRL	13,549	08/02/22	12
BNP	USD	1,384,300	CNH	9,329,000	08/10/22	(2,233)
BOA	AUD	6,810,000	USD	4,696,750	08/16/22	(62,401)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	PEN	1,507,427	USD	387,036	08/08/22	$3,143
BOA	PEN	2,628,685	USD	635,639	11/17/22	(26,541)
BOA	USD	1,954,100	AUD	2,836,000	08/16/22	27,831
BOA	USD	565,000	BRL	2,987,720	08/16/22	10,013
BOA	USD	1,182,974	GBP	980,000	08/02/22	10,469
BOA	USD	3,112,591	JPY	419,400,000	08/16/22	35,674
BOA	USD	2,369,608	NOK	22,561,824	08/16/22	(34,355)
BOA	USD	24,538	PEN	95,483	08/08/22	(222)
CITI	AUD	933,000	USD	647,949	08/16/22	(4,075)
CITI	BRL	13,549	USD	2,514	08/02/22	(105)
CITI	BRL	1,566,345	USD	294,536	08/08/22	(7,653)
CITI	KRW	124,335,000	USD	94,422	08/08/22	(1,295)
CITI	PEN	1,661,743	USD	441,312	08/08/22	18,119
CITI	PEN	3,183,397	USD	817,136	08/09/22	6,533
CITI	PEN	3,140,028	USD	815,486	12/12/22	26,036
CITI	PEN	989,724	USD	255,051	12/27/22	6,510
CITI	PEN	1,652,509	USD	427,657	03/14/23	15,075
CITI	USD	2,915,141	AUD	4,137,000	08/16/22	(24,009)
CITI	USD	2,611	BRL	13,549	08/02/22	7
CITI	USD	565,000	BRL	2,987,155	08/16/22	9,904
CITI	USD	2,491	BRL	13,549	09/02/22	103
CITI	USD	2,566,987	CNH	17,262,000	08/10/22	(9,668)
CITI	USD	258	EUR	252	10/20/22	—
CITI	USD	489,543	GBP	410,000	08/02/22	9,755
CITI	USD	1,294,705	PEN	4,996,266	08/08/22	(22,317)
CITI	USD	349,248	PEN	1,362,313	08/09/22	(2,357)
CITI	USD	815,984	PEN	3,183,397	08/18/22	(6,456)
DB	BRL	5,986,740	USD	1,130,000	08/16/22	(22,200)
DB	NOK	2,505,000	USD	252,745	08/16/22	(6,534)
GSI	MXN	6,250,000	USD	305,544	08/08/22	(714)
GSI	PEN	1,922,579	USD	489,393	08/15/22	271
GSI	USD	298,465	BRL	1,566,345	08/08/22	3,725
GSI	USD	96,526	KRW	124,335,000	08/08/22	(808)
GSI	USD	617,859	MXN	12,530,854	08/08/22	(3,830)
GSI	USD	488,895	PEN	1,922,579	08/23/22	(349)
HSBC	AUD	4,300,000	USD	3,006,138	08/16/22	1,094
HSBC	BRL	2,014,920	USD	386,000	08/11/22	(2,380)
HSBC	CLP	13,969,038	USD	15,184	08/05/22	(310)
HSBC	CNH	13,804,381	USD	2,055,753	08/10/22	10,670
HSBC	CNH	6,783,412	USD	1,010,790	05/10/23	181
HSBC	GBP	11,844,000	USD	14,243,170	08/02/22	(180,451)
HSBC	GBP	10,755,000	USD	13,094,535	09/02/22	(12,087)
HSBC	JPY	61,900,000	USD	490,200	08/16/22	25,542
HSBC	JPY	458,700,000	USD	3,412,631	08/16/22	(30,643)
HSBC	NOK	20,305,000	USD	2,021,300	08/16/22	(80,361)
HSBC	PEN	1,922,579	USD	483,546	08/08/22	(6,073)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
HSBC	USD	3,226,604	AUD	4,684,000	08/16/22	$46,797
HSBC	USD	16,670	CLP	13,969,038	08/05/22	(1,177)
HSBC	USD	14,940	CLP	13,969,038	11/14/22	281
HSBC	USD	1,255,587	CNH	8,485,000	08/10/22	1,444
HSBC	USD	929,817	EUR	915,000	08/02/22	5,359
HSBC	USD	13,085,609	GBP	10,755,000	08/02/22	11,829
HSBC	USD	2,359,739	JPY	325,600,000	08/16/22	84,408
HSBC	USD	470,127	PEN	1,821,084	08/09/22	(6,416)
HSBC	USD	483,163	PEN	1,922,579	08/15/22	5,959
JPMCB	CNH	30,547,891	USD	4,542,798	08/10/22	17,209
JPMCB	JPY	39,419,488	USD	301,737	08/16/22	5,831
JPMCB	JPY	326,600,000	USD	2,379,441	08/16/22	(72,212)
JPMCB	NOK	24,000,000	USD	2,419,560	08/16/22	(64,551)
JPMCB	USD	386,000	BRL	2,016,850	08/11/22	2,752
JPMCB	USD	2,368,620	CNH	16,058,000	08/10/22	10,330
NAT	NOK	14,355,000	USD	1,447,701	08/16/22	(38,108)
Net unrealized appreciation (depreciation)						$(106,462)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$18,548,954	$—	$18,548,954
Corporate bonds	—	275,172,329	—	275,172,329
Loan assignments	—	3,464,987	—	3,464,987
Mortgage-backed securities	—	64,913,589	—	64,913,589
Municipal bonds	—	1,764,419	—	1,764,419
Non-U.S. government agency obligations	—	11,064,834	—	11,064,834
U.S. government agency obligations	—	24,026,938	5,386	24,032,324
U.S. Treasury obligations	—	109,258,640	—	109,258,640
Exchange traded funds	2,996,358	—	—	2,996,358
Investment companies	1,852,996	—	—	1,852,996
Short-term investments	—	2,781,760	—	2,781,760
Short-term U.S. Treasury obligations	—	27,456,492	—	27,456,492
Investment of cash collateral from securities loaned	—	17,147,542	—	17,147,542
Repurchase agreements	—	25,100,000	—	25,100,000
Futures contracts	1,908,991	—	—	1,908,991
Swap agreements	—	5,167,626	—	5,167,626
Forward foreign currency contracts	—	632,910	—	632,910
Total	$6,758,345	$586,501,020	$5,386	$593,264,751

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2022

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Foreign exchange options written	$—	$(2,140)	$—	$(2,140)
Options written	—	(59,679)	—	(59,679)
Swaptions written	—	(164,925)	—	(164,925)
Futures contracts	(598,226)	—	—	(598,226)
Swap agreements	—	(948,494)	—	(948,494)
Forward foreign currency contracts	—	(739,372)	—	(739,372)
Total	$(598,226)	$(1,914,610)	$—	$(2,512,836)

At July 31, 2022, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05%)

1  In U.S. dollars unless otherwise indicated.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $155,675,074, represented 26.4% of the Portfolio's net assets at period end.

4  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

5  Security, or portion thereof, was on loan at the period end.

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Perpetual investment. Date shown reflects the next call date.

9  Bond interest in default.

10  Zero coupon bond.

11  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

12  Rate shown is the discount rate at the date of purchase unless otherwise noted.

13  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

14  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

15  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

16  Rates shown reflect yield at July 31, 2022.

17  Payments made or received are based on the notional amount.

18  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

19  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -6.43% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Municipal 3-15 Year Blend Index (the "benchmark") returned -5.58%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 90. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. Sector and security selection with a bias toward revenue bonds were the primary detractors. Positive contributions from defensive duration and yield curve positioning were mitigating factors.

The first half of the reporting period demonstrated relative strength for municipal bonds which outperformed US Treasurys and corporate bonds. This was driven by strong and steady municipal mutual fund inflows and favorable fundamental credit trends for state and local governments. However, municipal asset class performance during the second half of the reporting period reversed course, with yields spiking higher in concert with rising US Treasury rates. Key drivers to the broad-based bond sell-off included growing expectations for hawkish Fed rate policy fueled by decades-high inflation. Demand for municipal bonds weakened with elevated selling activity led by record-paced outflows among municipal mutual funds during the first half of 2022.

Sector performance showed more favorable results among higher-rated general obligation (GO) and pre-refunded bonds which both outperformed revenue securities. Among revenue sub-sectors, education and public power issues did well, benefiting the Portfolio's overweight position. Laggards among revenue sub-sectors included hospital, prepaid gas, and tobacco, which were headwinds for results given our overweight exposures. From a quality perspective, the strongest returns were experienced among the higher rated segments reflected by the Bloomberg Municipal BBB Index return of -8.67%, which significantly lagged the Bloomberg Municipal AAA Index return of -6.55%, during the 12-month reporting period. The Portfolio was modestly overweight BBB-rated bonds which was a detractor. Security selection was also mostly a detractor, with negative contributions from pre-paid gas and hospital issues. This was partially mitigated by positive results from New York special tax and housing bonds.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Insight North America LLC (formerly, Mellon Investments Corporation) ("Insight")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

Insight: Daniel Marques, CFA and Daniel Rabasco, CFA

Objective:

High current income exempt from federal income tax

Investment process:

The subadvisor utilizes a strategy that involves investing in undervalued sectors, geographical regions or individual securities.

PACE Municipal Fixed Income Investments

Subadvisor's comments2 – concluded

Municipal AAA-rated yields followed Treasury rates higher with AAA yields rising by around 150 basis points (1.50%) during the full reporting period. The Portfolio's duration was kept relatively short versus the benchmark, which contributed to our relative returns. Yield curve exposure for the Portfolio was overweight short-maturity bonds less than three-years, which exhibited defensive price behavior, and drove a positive contribution during the rising rate environment.

No derivatives were used during the reporting period.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(6.68)%	1.24%	1.76%
Class Y2	(6.37)	1.51	2.01
Class P3	(6.43)	1.51	2.01
After deducting maximum sales charge
Class A1	(8.78)	0.78	1.53
Bloomberg US Municipal 3-15 Year Blend Index[4]	(5.58)	1.85	2.32

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(8.06)%	0.94%	1.67%
Class Y2	(7.82)	1.20	1.91
Class P3	(7.81)	1.20	1.93
After deducting maximum sales charge
Class A1	(10.14)	0.48	1.44

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—0.93% and 0.82%; Class Y—1.44% and 0.57%; and Class P—0.68% and 0.57%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.82%; Class Y—0.57%; and Class P—0.57%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Municipal 3-15 Year Blend Index is an unmanaged index for the tax-exempt bond market. The Index includes investment-grade municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity. Sectors include general obligation, revenue, insured and pre-refunded bonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Bloomberg US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Municipal Fixed Income Investments

PACE Municipal Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Characteristics
Weighted average duration	4.99 yrs.
Weighted average maturity	8.40 yrs.
Average coupon	4.74%
Top five states
Illinois	10.3%
Texas	9.9
Pennsylvania	7.0
New York	5.9
New Jersey	5.9
Total	39.0%
Credit rating[2]
NR	20.7%
AA	18.5
A	14.1
AA-	13.7
A+	10.2
A-	7.7
AA+	4.9
BBB+	3.7
AAA	3.5
BBB	1.6
BBB-	0.3
SP-2	0.2
Cash equivalents and other assets less liabilities	0.9
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Municipal bonds—99.1%
Alabama—3.2%
Alabama Federal Aid Highway Finance Authority, Garvee, Revenue Bonds, Series A, 5.000%, due 09/01/29	$2,000,000	$2,302,940
Black Belt Energy Gas District, Revenue Bonds, Series A-1, 4.000%, VRD	2,000,000	2,054,057
Lower Alabama Gas District Gas, Revenue Bonds, Series A, 5.000%, due 09/01/31	1,500,000	1,663,447
Lower Alabama Gas District, Gas Project, Revenue Bonds 4.000%, VRD	2,500,000	2,554,440
		8,574,884
Alaska—0.6%
City of Anchorage AK Wastewater, Refunding, Revenue Bonds, Series B, 5.000%, due 05/01/31	1,395,000	1,565,715
Arizona—3.1%
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds 4.000%, due 11/01/35	2,000,000	2,019,127
Arizona Industrial Development Authority, Revenue Bonds, Series 2019-2, Class A, 3.625%, due 05/20/33	951,988	973,880
City of Phoenix Civic Improvement Corp., City of Phoenix AZ Airport, Revenue Bonds, AMT, Series B, 5.000%, due 07/01/30	1,000,000	1,129,949
Maricopa County Industrial Development Authority, Banner Health, Refunding, Revenue Bonds 5.000%, due 01/01/31	3,000,000	3,296,840
Salt Verde Financial Corp., Revenue Bonds 5.000%, due 12/01/32	1,000,000	1,107,480
		8,527,276
Arkansas—1.1%
City of Fort Smith AR Water & Sewer, Refunding, Revenue Bonds 5.000%, due 10/01/34	1,320,000	1,468,557
University of Arkansas, University of Arkansas Fayetteville, Refunding, Revenue Bonds 5.000%, due 11/01/29	1,385,000	1,486,283
		2,954,840
California—4.1%
California Housing Finance, Revenue Bonds, Series 2021-1, Class A, 3.500%, due 11/20/35	1,471,013	1,423,091
	Face amount	Value
Municipal bonds—(continued)
California—(concluded)
California State, GO Bonds 5.000%, due 10/01/30	$2,815,000	$3,289,650
California State, Refunding, GO Bonds 5.000%, due 04/01/33	2,710,000	3,163,177
Los Angeles Department of Airports, Los Angeles International Airport, Revenue Bonds, AMT 5.000%, due 05/15/32	2,000,000	2,039,428
State of California, GO Bonds 5.000%, due 04/01/35	1,000,000	1,144,097
		11,059,443
Colorado—4.7%
Colorado Health Facilities Authority, Sisters of Charity of Leavenworth Health System, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	1,500,000	1,760,360
Colorado Health Facilities Authority,AdventHealth, Refunding, Revenue Bonds 5.000%, VRD	1,500,000	1,679,523
Denver City & County Airport, Revenue Bonds, AMT, Series A, 5.500%, due 11/15/26	7,000,000	7,303,549
University of Colorado, Refunding, Revenue Bonds, Series A-2, 5.000%, due 06/01/30	1,750,000	1,997,800
		12,741,232
Connecticut—2.2%
Connecticut State Special Tax, Revenue Bonds, Series B, 5.000%, due 10/01/30	2,000,000	2,303,468
State of Connecticut Special Tax Revenue, Revenue Bonds 4.000%, due 05/01/39	2,650,000	2,718,336
Series A, 4.000%, due 05/01/36	1,000,000	1,039,055
		6,060,859
District of Columbia—1.7%
District of Columbia, Income Tax Revenue, Revenue Bonds, Series A, 5.000%, due 07/01/41	1,500,000	1,762,030
Metropolitan Washington Airports Authority, Refunding, Revenue Bonds, AMT 5.000%, due 10/01/28	2,500,000	2,786,004
		4,548,034
Florida—4.8%
Central Florida Expressway Authority Senior Lien, Revenue Bonds, AGM, Series D, 5.000%, due 07/01/35	1,500,000	1,752,964

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Municipal bonds—(continued)
Florida—(concluded)
Citizens Property Insurance Corp., Revenue Bonds, Series A1, 5.000%, due 06/01/25	$5,250,000	$5,624,647
County of Polk FL Utility System, Refunding, Revenue Bonds 5.000%, due 10/01/35	625,000	730,032
JEA Electric System, Refunding, Revenue Bonds, Series 3-A, 5.000%, due 10/01/34	1,630,000	1,868,883
Miami Beach Redevelopment Agency Tax Increment, Refunding, Revenue Bonds 5.000%, due 02/01/28	1,000,000	1,045,290
Orange County Convention Center/Orlando, Refunding, Revenue Bonds, Series B, 5.000%, due 10/01/30	1,885,000	2,070,860
		13,092,676
Georgia—2.7%
Fulton County Development Authority of Georgia, Piedmont Healthcare, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 07/01/27	1,500,000	1,657,017
Fulton County Development Authority of Georgia, WellStar Health System, Revenue Bonds 5.000%, due 04/01/36	1,000,000	1,073,854
Main Street Natural Gas, Inc., Revenue Bonds, Series A, 1 mo. USD LIBOR+0.750% 5.500%, due 09/15/28	1,500,000	1,682,981
Series B, 1.898%, due 04/01/48[1]	1,000,000	992,307
Municipal Electric Authority of Georgia, Plant Vogtle Unis 3&4 Project, Revenue Bonds 5.000%, due 01/01/33	1,000,000	1,090,522
Savannah Economic Development Authority, International Paper Company, Refunding, Revenue Bonds 1.900%, due 08/01/24	1,000,000	988,561
		7,485,242
Hawaii—0.4%
Hawaii Airports System, Revenue Bonds, AMT, Series A, 5.000%, due 07/01/29	1,000,000	1,120,643
Illinois—10.3%
Chicago O'Hare International Airport Senior Lien, Refunding, Revenue Bonds, Series B, 5.000%, due 01/01/35	1,750,000	1,870,005
Chicago O'Hare International Airport, Refunding, Revenue Bonds, AMT 5.000%, due 01/01/29	2,500,000	2,631,118
	Face amount	Value
Municipal bonds—(continued)
Illinois—(concluded)
Chicago Waterworks Second Lien, Refunding, Revenue Bonds, AGM, Series 2017-2, 5.000%, due 11/01/31	$1,000,000	$1,113,661
Chicago Waterworks Senior Lien, Revenue Bonds, Series A-1, 5.000%, due 11/01/29	1,920,000	2,054,337
Illinois County of Cook Sales Tax, Refunding, Revenue Bonds 5.000%, due 11/15/35	2,500,000	2,775,322
Illinois Municipal Electric Agency, Refunding, Revenue Bonds, Series A, 5.000%, due 02/01/32	2,500,000	2,707,525
Illinois Sports Facilities Authority, Refunding, Revenue Bond, BAM 5.000%, due 06/15/28	1,000,000	1,125,623
Regional Transportation Authority, Refunding, Revenue Bonds, AGM 6.000%, due 06/01/25	2,000,000	2,144,815
Regional Transportation Authority, Revenue Bonds 6.500%, due 07/01/30	1,000,000	1,220,824
Sales Tax Securitization Corp. Second Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/36	1,770,000	1,978,683
State of Illinois, Revenue Bonds, BAM, Series A, 5.000%, due 06/15/27	3,000,000	3,357,564
University of Illinois, Auxiliary Facilities System, Refunding, Revenue Bonds, Series A, 5.000%, due 04/01/27	4,000,000	4,069,039
University of Illinois, Auxiliary Facilities System, Revenue Bonds, Series A, 5.000%, due 04/01/30	1,000,000	1,038,828
		28,087,344
Indiana—4.6%
Indiana Finance Authority First Lien, CWA Authority, Inc., Refunding, Revenue Bonds 4.000%, due 10/01/36	2,020,000	2,118,171
Indiana Finance Authority, Indiana University Health, Inc., Revenue Bonds 2.250%, VRD	5,250,000	5,261,245
Indiana Finance Authority, Marion County Capital Improvement Board, Refunding, Revenue Bonds, Series A, 5.250%, due 02/01/35	1,000,000	1,084,770
Richmond Hospital Authority, Reid Hospital & Health Care Services, Inc., Refunding, Revenue Bonds 5.000%, due 01/01/30	2,055,000	2,157,931

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Municipal bonds—(continued)
Indiana—(concluded)
Whiting City, BP Products North America, Inc., Revenue Bonds, AMT 5.000%, VRD	$1,840,000	$1,938,192
		12,560,309
Iowa—0.2%
Iowa Tobacco Settlement Authority, Refunding, Revenue Bonds, Series A-2,Class 1, 5.000%, due 06/01/33	500,000	554,644
Kentucky—2.2%
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds, Series B, 4.000%, VRD	3,750,000	3,822,662
Kentucky Public Energy Authority, Revenue Bonds, Series A, 4.000%, VRD	1,250,000	1,274,465
Series A, 4.000%, VRD	1,000,000	1,022,679
		6,119,806
Louisiana—1.7%
Jefferson Sales Tax District, Revenue Bonds, AGM, Series B, 4.000%, due 12/01/32	1,895,000	2,061,979
New Orleans Aviation Board Louis Armstrong New Orleans International Airport, Revenue Bonds, AMT, AGM, Series B, 5.000%, due 01/01/28	1,500,000	1,585,027
Parish of St John the Baptist LA, Marathon Oil Corp, Refunding, Revenue Bonds 2.200%, VRD	1,000,000	951,763
		4,598,769
Maryland—0.7%
Maryland State Transportation Authority Passenger Facility Charge Revenue, Baltimore/Washington International, Revenue Bonds, AMT 5.000%, due 06/01/24	1,700,000	1,785,219
Massachusetts—0.8%
Commonwealth of Massachusetts, GO Bonds, Series D, 4.000%, due 05/01/34	2,000,000	2,143,170
Michigan—2.7%
Great Lakes Water Authority Water Supply System Second Lien, Refunding, Revenue Bonds, Series D, 5.000%, due 07/01/26	1,100,000	1,220,822
Michigan Finance Authority Prerefunded, Revenue Bonds 5.000%, due 08/01/33	50,000	53,226
	Face amount	Value
Municipal bonds—(continued)
Michigan—(concluded)
Michigan Finance Authority Senior Lien, Great Lakes Water Authority Sewage Disposal System Revenue, Revenue Bonds, AGM 5.000%, due 07/01/30	$1,500,000	$1,577,100
Michigan State Strategic Fund Improvement Project, State of Michigan Department of Transportation, Revenue Bonds, AMT 5.000%, due 06/30/32	3,300,000	3,459,097
Saginaw Hospital Finance Authority, Covenant Healthcare System, Refunding, Revenue Bonds 5.000%, due 07/01/28	1,000,000	1,124,391
		7,434,636
Missouri—1.7%
Missouri Joint Municipal Electric Utility Commission, Prairie State Project, Refunding, Revenue Bonds, Series A, 5.000%, due 12/01/25	1,300,000	1,409,991
Missouri State Health & Educational Facilities Authority, Coxhealth, Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/34	2,000,000	2,124,760
Missouri State Health & Educational Facilities Authority, Saint Luke's Health System, Refunding, Revenue Bonds 5.000%, due 11/15/28	1,000,000	1,089,075
		4,623,826
Nebraska—1.5%
Nebraska Public Power District, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/31	1,300,000	1,469,102
Public Power Generation Agency, Whelan Energy Center Unit, Refunding, Revenue Bonds 5.000%, due 01/01/30	2,500,000	2,668,371
		4,137,473
Nevada—0.2%
City of Reno Reno First Lien, County of Washoe NV Sales Tax Revenue, Refunding, Revenue Bonds 5.000%, due 06/01/33	500,000	547,206
New Jersey—5.9%
New Jersey Economic Development Authority, State of New Jersey Department of the Treasury, Refunding, Revenue Bonds, Series XX, 5.000%, due 06/15/26	1,600,000	1,711,598
New Jersey Economic Development Authority, State of New Jersey Department of the Treasury, Revenue Bonds, Series WW, 5.250%, due 06/15/31	1,850,000	2,029,093

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Municipal bonds—(continued)
New Jersey—(concluded)
New Jersey Health Care Facilities Financing Authority, Valley Health System, Revenue Bonds 5.000%, due 07/01/33	$1,000,000	$1,097,250
New Jersey Transportation Trust Fund Authority, Transportation Program Notes, Revenue Bonds 5.000%, due 06/15/30	1,000,000	1,111,532
New Jersey Turnpike Authority, Refunding, Revenue Bonds, Series E, 5.000%, due 01/01/30	1,350,000	1,528,836
Tobacco Settlement Financing Corp., Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/34	8,000,000	8,623,516
		16,101,825
New Mexico—0.8%
New Mexico Educational Assistance Foundation, Refunding, Revenue Bonds, Series 1A, 5.000%, due 09/01/28	2,000,000	2,254,058
New York—5.9%
Metropolitan Transportation Authority, Revenue Bonds, Series A-1, 5.000%, due 02/01/23	605,000	614,404
New York City Refunding, GO Bonds, Series A-1, 5.000%, due 08/01/32	1,270,000	1,490,686
New York City, GO Bonds 5.000%, due 04/01/32	1,750,000	2,062,712
Series H, 5.000%, due 08/01/25	1,000,000	1,046,805
New York State Dormitory Authority, Personal Income Tax, Refunding, Revenue Bonds, Series E, 4.000%, due 03/15/42	2,860,000	2,907,850
New York State Urban Development Corp., Series A, 4.000%, due 03/15/39	2,600,000	2,638,488
New York Transportation Development Corp., JFK International Air Terminal LLC, Revenue Bonds, AMT 5.000%, due 12/01/35	2,000,000	2,171,672
5.000%, due 12/01/36	1,000,000	1,082,807
New York Transportation Development Corp., Laguardia Gateway Partners LLC, Revenue Bonds, AMT 5.000%, due 07/01/34	1,000,000	1,037,360
TSASC, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/34	1,000,000	1,060,068
		16,112,852
	Face amount	Value
Municipal bonds—(continued)
North Carolina—1.7%
Charlotte NC Airport Revenue, Revenue Bonds 5.000%, due 07/01/36	$1,540,000	$1,750,549
North Carolina Medical Care Commission, Vidant Health, Refunding, Revenue Bonds 5.000%, due 06/01/32	1,500,000	1,630,810
North Carolina Turnpike Authority Senior Lien, Refunding, Revenue Bonds, AGM 5.000%, due 01/01/26	1,250,000	1,374,759
		4,756,118
Ohio—0.3%
Sycamore Community City School District, GO Bonds 4.000%, due 12/01/26	750,000	817,929
Oklahoma—0.3%
Oklahoma Municipal Power Authority, Power Supply System, Revenue Bonds, AGM, Series A, 4.000%, due 01/01/33	650,000	705,033
Oregon—0.8%
Multnomah County School District No. 1 Portland, GO Bonds 5.000%, due 06/15/29	1,750,000	2,068,134
Pennsylvania—7.0%
Allegheny County Hospital Development Authority, Allegheny Health Network, Refunding, Revenue Bonds 5.000%, due 04/01/29	3,190,000	3,540,772
City of Philadelphia PA Water & Wastewater, Refunding, Revenue Bonds 5.000%, due 10/01/33	1,500,000	1,724,634
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds 5.000%, due 06/01/31	1,500,000	1,658,074
Pennsylvania Turnpike Commission, Motor License, Refunding, Revenue Bonds, Series SPL, 5.000%, due 12/01/33	1,500,000	1,670,681
Pennsylvania Turnpike Commission, Refunding, Revenue Bonds, Series B, 5.000%, due 06/01/28	2,000,000	2,200,232
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, 5.000%, due 12/01/32	1,250,000	1,351,485
Philadelphia Airport PA, Refunding, Revenue Bonds, AMT, Series B, 5.000%, due 07/01/32	1,250,000	1,350,587
Philadelphia School District Prerefunded, Refunding, GO Bonds, Series F, 5.000%, due 09/01/30	10,000	11,231

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Municipal bonds—(continued)
Pennsylvania—(concluded)
Philadelphia School District Unrefunded, Refunding, GO Bonds, Series F, 5.000%, due 09/01/30	$2,640,000	$2,884,490
Philadelphia School District, GO Bonds, Series A, 4.000%, due 09/01/35	1,500,000	1,565,883
Series A, 5.000%, due 09/01/31	1,000,000	1,126,175
		19,084,244
Rhode Island—0.5%
Rhode Island Student Loan Authority, Student Loan, Revenue Bonds, AMT 5.000%, due 12/01/30	1,125,000	1,284,836
South Carolina—0.6%
Piedmont Municipal Power Agency, Refunding, Revenue Bonds, Series B, 4.000%, due 01/01/34	1,500,000	1,546,700
Tennessee—3.0%
City of Memphis TN, Electric System, Revenue Bonds, Series A, 5.000%, due 12/01/31	1,400,000	1,664,124
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University, Refunding, Revenue Bonds 5.000%, due 10/01/35	1,350,000	1,452,214
Metropolitan Government of Nashville & Davidson County TN, GO Bonds, Series C, 4.000%, due 01/01/32	3,000,000	3,355,371
Tennessee Energy Acquisition Corp., Revenue Bonds, Series A, 5.250%, due 09/01/26	1,500,000	1,619,515
		8,091,224
Texas—9.9%
Brazos Higher Education Authority, Inc., Student Loan Program, Revenue Bonds, AMT 5.000%, due 04/01/30	1,000,000	1,100,081
Central Texas Turnpike System, Refunding, Revenue Bonds, Series C, 5.000%, due 08/15/31	2,000,000	2,076,786
Clifton Higher Education Finance Corp., Idea Public Schools, Refunding, Revenue Bonds, PSF-GTD 5.000%, due 08/15/28	1,100,000	1,168,606
El Paso Texas, GO Bonds 5.000%, due 08/15/34	2,000,000	2,182,612
	Face amount	Value
Municipal bonds—(continued)
Texas—(concluded)
Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital, Refunding, Revenue Bonds 4.000%, due 10/01/35	$1,750,000	$1,796,826
Harris County Toll Road Authority Senior Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 08/15/29	2,025,000	2,327,589
Harris County-Houston Sports Authority Senior Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/29	1,000,000	1,047,975
Houston Airport System, Refunding, Revenue Bonds, Series B, 5.000%, due 07/01/29	2,000,000	2,287,010
Katy Independent School District, CIB, Refunding, GO Bonds, Series A, 3.000%, due 02/15/32	2,375,000	2,403,200
North Texas Tollway Authority, North Texas Tollway System, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/31	2,750,000	2,919,226
Series A, 5.000%, due 01/01/34	2,775,000	2,931,921
State of Texas, Refunding, GO Bonds, Series B, 4.000%, due 08/01/31	250,000	261,812
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott and White Health, Refunding, Revenue Bonds 5.000%, due 11/15/32	1,000,000	1,073,528
University of Houston, Refunding, Revenue Bonds, Series C, 5.000%, due 02/15/29	2,000,000	2,194,463
West Travis County Public Utility Agency, Refunding, Revenue Bonds, BAM 5.000%, due 08/15/30	1,000,000	1,126,102
		26,897,737
Virginia—1.6%
Hampton Roads Transportation Accountability Commission Senior Lien, Revenue Bonds, Series A, 5.000%, due 07/01/26	1,000,000	1,115,426
Virginia College Building Authority, 21st Century College, Revenue Bonds 5.000%, due 02/01/31	1,825,000	2,040,334
Virginia Small Business Financing Authority, Capital Beltway Express LLC, Revenue Bonds 5.000%, due 12/31/42	1,000,000	1,082,650
		4,238,410

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Municipal bonds—(continued)
Washington—4.0%
Central Puget Sound Regional Transit Authority, Green Bonds, Revenue Bonds, Series S-1, 5.000%, due 11/01/26	$800,000	$904,862
Energy Northwest, Series A, 5.000%, due 07/01/35	1,250,000	1,500,448
Grant County Public Utility District No. 2 Electric, Refunding, Revenue Bonds, Series R, 2.000%, VRD	1,000,000	1,001,728
Port of Seattle, Intermediate Lien, Revenue Bonds, AMT 5.000%, due 04/01/28	2,500,000	2,799,934
Port of Seattle, Revenue Bonds, AMT, Series C, 5.000%, due 04/01/32	1,955,000	2,051,632
State of Washington 4.000%, due 07/01/36	1,500,000	1,612,287
Washington State Housing Finance Commission, Revenue Bonds, Series A-1, 3.500%, due 12/20/35	983,347	933,315
		10,804,206
	Face amount	Value
Municipal bonds—(concluded)
Wisconsin—1.6%
Public Finance Authority KU, Campus Development Corp. project, University of Kansas, Revenue Bonds 5.000%, due 03/01/34	$1,500,000	$1,626,412
WPPI Energy, Revenue Bonds, Series A, 5.000%, due 07/01/32	2,760,000	2,825,893
		4,452,305
Total municipal bonds (cost—$271,848,958)		269,538,857
	Number of shares
Short-term investments—0.0%†
Investment companies—0.0%†
State Street Institutional U.S. Government Money Market Fund, 1.880%[2] (cost—$107,863)	107,863	107,863
Total investments (cost—$271,956,821)—99.1%		269,646,720
Other assets in excess of liabilities—0.9%		2,449,108
Net assets—100.0%		$272,095,828

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$—	$269,538,857	$—	$269,538,857
Short-term investments	—	107,863	—	107,863
Total	$—	$269,646,720	$—	$269,646,720

At July 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Rates shown reflect yield at July 31, 2022.

See accompanying notes to financial statements

PACE Global Fixed Income Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -14.04% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Global Aggregate Index (the "benchmark") returned -14.58%, the Bloomberg Global Aggregate ex-USD 50% Hedged Index returned -12.64%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 101. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. This was driven by contributions from duration, sector allocation/ security selection and currency.

The positioning in duration was the largest driver of excess returns. The Portfolio was underweight US duration over the period due to our view that strong inflation and a hawkish Federal Reserve (Fed) would push yields higher. This contributed to results as yields moved higher. Over the period, we reduced the underweight as a combination of factors, including high interest rates and rising energy prices, resulted in downside risks to growth. We continue to have an underweight duration in the front end of the yield curve and hold curve flatteners (exposure to the longer end of the curve), as we believe front end yields can rise on the back of Fed tightening, while the back end will be relatively held back due to slowing growth.

In terms of sector positioning, we switched to an underweight investment-grade (IG) corporate credit. This contributed to results, as their spreads widened over the period. The underweight to IG corporate credit was increased over the second quarter of 2022 due to our cautious view of spread sectors. The Portfolio's allocation to high-yield corporate credit was also reduced over the period. Elsewhere, our allocation to agency mortgages contributed to performance. The Portfolio switched from an underweight to an overweight to agency mortgages over the period due to compelling valuations.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

J.P. Morgan: Iain Stealey, CFA, Linda Raggi, CFA and Myles Bradshaw, CFA

Objective:

High total return

Investment process:

The subadvisor utilizes a strategy that involves investing primarily in global fixed income securities either directly or through the use of financial derivative instruments where appropriate.

PACE Global Fixed Income Investments

Subadvisor's comments2 – concluded

In active currency, the Portfolio was positioned short euro and sterling versus commodity exporter currencies held due to terms-of-trade deterioration and also the cost of living crisis in the UK. This positioning contributed to returns given the outperformance of commodity exporters such as Canada and Australia. In the second quarter of 2022, our overweight to commodity exporters (Canada and Australia dollars) versus net importers (New Zealand dollar, euro, sterling) contributed to performance. However, this was offset by emerging market currency positioning, where our exposure to metal exporters (e.g., South African rand) funded with commodity importers (e.g., Mexican peso) hurt performance as rising fears of a global recession disproportionally impacted pro-cyclical currencies.

We utilized derivatives over the period for hedging and efficient portfolio management purposes. The main types of financial derivative contracts we use are bond futures and foreign exchange currency forwards contracts. This allows us to implement our strategy, including hedging or implementing currency overlay. Overall, the use of derivatives was beneficial to our portfolio management process.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(14.31)%	(0.73)%	(0.25)%
Class Y2	(14.11)	(0.56)	(0.08)
Class P3	(14.04)	(0.51)	(0.05)
After deducting maximum sales charge
Class A1	(17.54)	(1.48)	(0.63)
Bloomberg Global Aggregate Index[4]	(14.58)	(0.47)	0.20
Bloomberg Global Aggregate ex USD 50% Hedged Index[5]	(12.64)	(0.03)	0.94

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(14.85)%	(0.72)%	(0.28)%
Class Y2	(14.74)	(0.57)	(0.12)
Class P3	(14.76)	(0.55)	(0.10)
After deducting maximum sales charge
Class A1	(18.01)	(1.47)	(0.67)

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.28% and 1.03%; Class Y—1.12% and 0.87%; and Class P—1.09% and 0.84%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.03%; Class Y—0.87%; and Class P—0.84%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Global Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Fixed Income Investments Class P shares versus the Bloomberg Global Aggregate Index and the Bloomberg Global Aggregate ex USD 50% Hedged Index over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Global Fixed Income Investments

PACE Global Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Characteristics
Weighted average duration	6.85 yrs.
Weighted average maturity	12.94 yrs.
Average coupon	2.25%
Top ten holdings
U.S. Treasury Notes, 1.875% due 02/15/32	5.8%
U.S. Treasury Notes, 1.875% due 02/28/27	5.8
China Government Bond, 2.750% due 02/17/32	5.6
Japan Government Two Year Bond, 0.005% due 10/01/23	4.8
Japan Government Two Year Bond, 0.005% due 01/01/24	4.3
Kreditanstalt fuer Wiederaufbau, 0.125% due 01/09/32	3.3
French Republic Government Bond OAT, 0.010% due 05/25/32	2.9
Canadian Government Bond, 0.250% due 03/01/26	2.8
Japan Government Twenty Year Bonds, 0.900% due 06/20/42	2.6
Italy Buoni Poliennali Del Tesoro, 0.010% due 04/15/24	2.1
Total	40.0%
Top five issuer breakdown by country or territory of origin
United States	49.5%
Japan	16.2
China	7.2
Germany	5.4
France	5.1
Total	83.4%
Investments by type of issuer
Government and other public issuers	72.3%
Banks and other financial institutions	14.1
Industrial	7.4
Investment companies	10.4
Liabilities in excess of other assets	(4.2)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount		Value
Asset-backed securities—0.9%
Ireland—0.8%
Bluemountain Euro CLO DAC, Series 2021-2A, Class A, 3 mo. Euribor + 1.000%, 1.000%, due 10/15/35[1,2]	EUR	430,000	$414,362
Invesco Euro CLO, Series 6A, Class A, 3 mo. Euribor + 0.940%, 0.940%, due 07/15/34[1,2]	EUR	621,000	599,585
Neuberger Berman Loan Advisers Euro CLO 2 DAC, Series 2021-2A, Class A, 3 mo. Euribor + 1.030%, 1.030%, due 04/15/34[1,2]	EUR	480,000	466,224
Rockfield Park CLO DAC, Series 1A, Class A1, 3 mo. Euribor + 0.900%, 0.902%, due 07/16/34[1,2]	EUR	670,000	654,563
			2,134,734
Netherlands—0.1%
Bavarian Sky SA, Series UK3, Class A, 1 mo.SONIA + 0.620%, 1.811%, due 04/20/28[2,3]	GBP	176,658	215,067
Total asset-backed securities (cost—$2,842,774)			2,349,801
Corporate bonds—16.0%
Australia—0.2%
Glencore Funding LLC 2.625%, due 09/23/31[1]	USD	413,000	339,027
Santos Finance Ltd. 3.649%, due 04/29/31[1]	USD	135,000	116,832
			455,859
Belgium—0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	USD	340,000	349,470
Brazil—0.2%
Braskem Netherlands Finance BV 4.500%, due 01/31/30[1]	USD	429,000	389,854
Canada—0.5%
Emera U.S. Finance LP 2.639%, due 06/15/31	USD	360,000	308,972
Fortis, Inc. 3.055%, due 10/04/26	USD	926,000	883,903
			1,192,875
China—0.1%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.250%, due 05/11/41	USD	240,000	185,595
Colombia—0.3%
Ecopetrol SA 6.875%, due 04/29/30	USD	782,000	743,135
	Face amount		Value
Corporate bonds—(continued)
France—2.2%
Air Liquide Finance SA 2.250%, due 09/27/23[1]	USD	410,000	$405,481
BPCE SA 5.700%, due 10/22/23[1]	USD	1,910,000	1,931,191
Engie SA 2.875%, due 10/10/22[3]	USD	2,369,000	2,363,422
Societe Generale SA (fixed, converts to FRN on 01/21/32), 3.337%, due 01/21/33[1,4]	USD	365,000	304,506
TotalEnergies SE (fixed, converts to FRN on 04/04/24), 1.750%, due 04/04/24[3,5]	EUR	625,000	615,657
			5,620,257
Germany—4.0%
Commerzbank AG (fixed, converts to FRN on 12/05/25), 4.000%, due 12/05/30[3]	EUR	800,000	799,554
Deutsche Bank AG (fixed, converts to FRN on 01/07/32), 3.742%, due 01/07/33	USD	475,000	361,579
Kreditanstalt fuer Wiederaufbau 0.125%, due 01/09/32[3]	EUR	9,100,000	8,222,102
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (fixed, converts to FRN on 05/26/29), 3.250%, due 05/26/49[3]	EUR	300,000	301,406
Volkswagen International Finance N.V. (fixed, converts to FRN on 06/17/25), 3.500%, due 06/17/25[3,5]	EUR	100,000	98,004
Volkswagen Leasing GmbH 0.625%, due 07/19/29[3]	EUR	400,000	352,885
			10,135,530
Indonesia—0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.450%, due 05/21/28[3]	USD	202,000	205,767
Ireland—0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.875%, due 01/16/24	USD	160,000	160,130
6.500%, due 07/15/25	USD	150,000	155,110
Avolon Holdings Funding Ltd. 4.250%, due 04/15/26[1]	USD	1,105,000	1,029,069
			1,344,309
Italy—0.5%
Enel Finance International N.V. 5.000%, due 06/15/32[1]	USD	400,000	391,579
Intesa Sanpaolo SpA (fixed, converts to FRN on 01/11/27), 7.750%, due 01/11/27[3,5]	EUR	800,000	822,552
			1,214,131

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount		Value
Corporate bonds—(continued)
Mexico—0.2%
Cemex SAB de CV 3.875%, due 07/11/31[1]	USD	706,000	$565,815
Norway—0.1%
Aker BP ASA 3.100%, due 07/15/31[1]	USD	275,000	237,249
Supranationals—0.6%
African Export-Import Bank 3.798%, due 05/17/31[1]	USD	645,000	520,837
Banque Ouest Africaine de Developpement 2.750%, due 01/22/33[1]	EUR	227,000	178,143
4.700%, due 10/22/31[3]	USD	850,000	697,000
			1,395,980
Switzerland—0.1%
Credit Suisse Group AG (fixed, converts to FRN on 04/01/30), 4.194%, due 04/01/31[1]	USD	270,000	240,146
Taiwan—0.2%
TSMC Arizona Corp. 3.875%, due 04/22/27	USD	410,000	410,804
United Kingdom—1.5%
Eversholt Funding PLC 6.359%, due 12/02/25[3]	GBP	301,000	400,343
Gatwick Funding Ltd. 6.125%, due 03/02/26[3]	GBP	100,000	131,540
Heathrow Funding Ltd. 1.875%, due 07/12/32[3]	EUR	390,000	354,864
6.450%, due 12/10/31[3]	GBP	350,000	506,037
6.750%, due 12/03/26[3]	GBP	478,000	649,910
HSBC Holdings PLC (fixed, converts to FRN on 11/22/31), 2.871%, due 11/22/32	USD	240,000	201,085
(fixed, converts to FRN on 05/18/23), 3.950%, due 05/18/24	USD	970,000	966,584
NatWest Group PLC (fixed, converts to FRN on 03/22/24), 4.269%, due 03/22/25	USD	380,000	376,630
NGG Finance PLC (fixed, converts to FRN on 09/05/27), 2.125%, due 09/05/82[3]	EUR	143,000	120,649
Standard Chartered PLC (fixed, converts to FRN on 09/23/26), 1.200%, due 09/23/31[3]	EUR	200,000	183,886
			3,891,528
United States—4.6%
AbbVie, Inc. 4.250%, due 11/21/49	USD	131,000	123,022
AES Corp. 1.375%, due 01/15/26	USD	460,000	415,412
Alexander Funding Trust 1.841%, due 11/15/23[1]	USD	655,000	627,418
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
American Airlines Pass-Through Trust, Series 2021-1, Class A, 2.875%, due 07/11/34	USD	170,000	$145,529
American Electric Power Co., Inc., Series F, 2.950%, due 12/15/22	USD	400,000	399,498
American Express Co. (fixed, converts to FRN on 08/03/32), 1.000%, due 08/03/33	USD	305,000	309,560
Bank of America Corp. (fixed, converts to FRN on 10/20/31), 2.572%, due 10/20/32	USD	230,000	197,157
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23	USD	915,000	912,568
Boeing Co. 3.500%, due 03/01/39	USD	90,000	67,997
BP Capital Markets America, Inc. 2.772%, due 11/10/50	USD	190,000	140,619
Bristol-Myers Squibb Co. 2.950%, due 03/15/32	USD	230,000	221,032
CF Industries, Inc. 5.375%, due 03/15/44	USD	180,000	173,886
Charter Communications Operating LLC/Charter Communications Operating Capital 3.500%, due 06/01/41	USD	110,000	80,526
Cheniere Energy Partners LP 3.250%, due 01/31/32	USD	435,000	379,538
Citigroup, Inc. (fixed, converts to FRN on 06/03/30), 2.572%, due 06/03/31	USD	430,000	373,963
Columbia Pipeline Group, Inc. 4.500%, due 06/01/25	USD	730,000	737,882
Comcast Corp. 3.900%, due 03/01/38	USD	155,000	145,923
Continental Resources, Inc. 2.268%, due 11/15/26[1]	USD	260,000	234,982
Edison International 2.950%, due 03/15/23	USD	163,000	162,601
Energy Transfer LP 5.350%, due 05/15/45	USD	110,000	100,210
Freeport-McMoRan, Inc. 4.250%, due 03/01/30	USD	81,000	75,910
5.450%, due 03/15/43	USD	38,000	35,621
GE Capital International Funding Co. Unlimited Co. 4.418%, due 11/15/35	USD	335,000	330,657
Goldman Sachs Group, Inc. (fixed, converts to FRN on 10/21/26), 1.948%, due 10/21/27	USD	280,000	255,528
HCA, Inc. 3.500%, due 09/01/30	USD	171,000	156,036
ITC Holdings Corp. 2.950%, due 05/14/30[1]	USD	610,000	551,640
Jersey Central Power & Light Co. 2.750%, due 03/01/32[1]	USD	280,000	246,840

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount		Value
Corporate bonds—(concluded)
United States—(concluded)
Kansas City Southern 3.500%, due 05/01/50	USD	185,000	$152,604
Kinder Morgan, Inc. 5.449%, due 08/01/52[6]	USD	145,000	145,308
Magallanes, Inc. 5.141%, due 03/15/52[1]	USD	155,000	136,465
MDC Holdings, Inc. 2.500%, due 01/15/31	USD	330,000	245,560
Medtronic Global Holdings SCA 1.500%, due 07/02/39	EUR	100,000	85,322
Morgan Stanley (fixed, converts to FRN on 05/04/26), 1.593%, due 05/04/27	USD	690,000	628,411
(fixed, converts to FRN on 07/17/25), 4.679%, due 07/17/26	USD	560,000	569,250
New York Life Insurance Co. 3.750%, due 05/15/50[1]	USD	185,000	157,426
Raytheon Technologies Corp. 3.950%, due 08/16/25	USD	22,000	22,345
San Diego Gas & Electric Co., Series UUU, 3.320%, due 04/15/50	USD	80,000	65,141
Southern Co. Gas Capital Corp., Series 20-A, 1.750%, due 01/15/31	USD	220,000	180,841
Southwestern Electric Power Co., Series J, 3.900%, due 04/01/45	USD	55,000	46,009
Take-Two Interactive Software, Inc. 3.550%, due 04/14/25	USD	100,000	99,202
4.000%, due 04/14/32	USD	110,000	107,303
Verizon Communications, Inc. 2.550%, due 03/21/31	USD	260,000	231,030
VICI Properties LP/VICI Note Co., Inc. 5.750%, due 02/01/27[1]	USD	230,000	229,029
Vistra Operations Co. LLC 3.700%, due 01/30/27[1]	USD	209,000	196,173
Wells Fargo & Co. (fixed, converts to FRN on 07/25/27), 4.808%, due 07/25/28	USD	380,000	388,869
(fixed, converts to FRN on 07/25/23), 4.897%, due 07/25/33	USD	210,000	217,685
Welltower, Inc. 3.850%, due 06/15/32	USD	110,000	103,694
			11,609,222
Total corporate bonds (cost—$43,290,343)			40,187,526
Mortgage-backed securities—4.5%
Spain—0.5%
Bankinter 10 FTA, Series 10, Class A2, 3 mo. Euribor + 0.160%, 0.000%, due 06/21/43[2,3]	EUR	749,362	744,261
	Face amount		Value
Mortgage-backed securities—(continued)
Spain—(concluded)
Fondo de Titulizacion de Activos Santander Hipotecario 2, Series 2, Class A, 3 mo. Euribor + 0.150%, 0.152%, due 01/18/49[2,3]	EUR	518,820	$516,869
			1,261,130
United Kingdom—1.4%
Finsbury Square PLC, Series 2020-1A, Class A, SONIA + 0.800%, 1.954%, due 03/16/70	GBP	231,456	280,421
Series 2020-2A, Class A, SONIA + 1.300%, 2.454%, due 06/16/70[1,2]	GBP	187,508	227,817
Gemgarto PLC, Series 2021-1A, Class A, SONIA + 0.590%, 1.744%, due 12/16/67[1,2]	GBP	522,709	629,459
Gosforth Funding PLC, Series 2018-1A, Class A1, 3 mo. USD LIBOR + 0.450%, 1.974%, due 08/25/60[1,2]	USD	44,250	44,241
Lanark Master Issuer PLC, Series 2020-1A, Class 2A, SONIA + 0.570%, 1.650%, due 12/22/69[1,2]	GBP	430,500	523,568
Silverstone Master Issuer PLC, Series 2020-1A, Class 1A, SONIA + 0.470%, 1.661%, due 01/21/70[1,2]	GBP	720,000	876,070
Series 2022-1A, Class 1A, SOFR + 0.380%, 1.912%, due 01/21/70[1,2]	USD	280,000	278,902
Series 2022-1A, Class 2A, SONIA + 0.290%, 1.481%, due 01/21/70[1,2]	GBP	600,000	719,704
			3,580,182
United States—2.6%
Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.466%, due 12/25/59[1,7]	USD	123,026	118,912
BANK, Series 2019-BN16, Class C, 4.786%, due 02/15/52[7]	USD	250,000	232,965
Series 2019-BN19, Class A3, 3.183%, due 08/15/61	USD	870,000	831,698
Series 2019-BN24, Class A3, 2.960%, due 11/15/62	USD	440,000	413,249
BX Trust, Series 2021-LBA, Class AJV, 1 mo. USD LIBOR + 0.800%, 2.800%, due 02/15/36[1,2]	USD	761,148	727,734

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class C, 4.454%, due 11/15/50[7]	USD	360,000	$330,956
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.574%, due 09/10/58[7]	USD	470,000	456,549
COMM Mortgage Trust, Series 2014-UBS4, Class A5, 3.694%, due 08/10/47	USD	810,000	802,173
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C, 4.921%, due 01/15/49[7]	USD	320,000	294,283
GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.119%, due 05/10/50	USD	979,640	954,377
Series 2017-GS6, Class C, 4.322%, due 05/10/50[7]	USD	350,000	323,441
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class C, 4.162%, due 10/15/50[7]	USD	140,065	127,070
OBX Trust, Series 2020-EXP1, Class 2A1, 1 mo. USD LIBOR + 0.750%, 3.009%, due 02/25/60[1,2]	USD	110,509	107,249
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.275%, due 02/25/50[1,7]	USD	22,946	22,829
UBS Commercial Mortgage Trust, Series 2018-C11, Class B, 4.713%, due 06/15/51[7]	USD	440,000	420,044
Verus Securitization Trust, Series 2020-1, Class A1, 2.417%, due 01/25/60[1,8]	USD	99,776	97,937
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class C, 3.910%, due 05/15/45[7]	USD	300,000	291,282
			6,552,748
Total mortgage-backed securities (cost—$12,458,643)			11,394,060
Non-U.S. government agency obligations—40.4%
Australia—0.4%
Australia Government Bond 3.000%, due 03/21/47[3]	AUD	800,000	517,531
Queensland Treasury Corp. 1.750%, due 08/21/31[3]	AUD	690,000	416,297
			933,828
Bermuda—0.4%
Bermuda Government International Bond 4.750%, due 02/15/29[1]	USD	910,000	932,067
	Face amount		Value
Non-U.S. government agency obligations—(continued)
Canada—4.6%
Canadian Government Bond 0.250%, due 03/01/26	CAD	9,900,000	$7,084,118
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	755,049
Province of British Columbia Canada 2.800%, due 06/18/48	CAD	300,000	197,542
Province of Ontario Canada 2.700%, due 06/02/29	CAD	1,672,000	1,266,166
Province of Quebec Canada 2.300%, due 09/01/29	CAD	1,754,000	1,292,513
5.000%, due 12/01/41	CAD	1,100,000	1,002,503
			11,597,891
China—7.1%
China Government Bond 2.750%, due 02/17/32	CNY	96,000,000	14,197,091
4.290%, due 05/22/29[3]	CNY	17,000,000	2,744,727
4.500%, due 05/22/34[3]	CNY	6,000,000	1,000,344
			17,942,162
Czech Republic—0.3%
Czech Republic Government Bond 1.750%, due 06/23/32	CZK	21,940,000	737,092
Denmark—0.6%
Denmark Government Bond 1.500%, due 11/15/23	DKK	10,250,000	1,428,636
France—2.9%
French Republic Government Bond OAT 0.010%, due 05/25/32[3]	EUR	8,130,000	7,321,725
Germany—1.4%
Bundesrepublik Deutschland Bundesanleihe 0.010%, due 08/15/50[3]	EUR	3,860,000	2,938,682
0.010%, due 08/15/52[3]	EUR	800,000	594,400
			3,533,082
Hungary—0.5%
Hungary Government Bond 3.250%, due 10/22/31	HUF	658,150,000	1,144,740
Italy—2.7%
Italy Buoni Poliennali Del Tesoro 0.010%, due 04/15/24[3]	EUR	5,250,000	5,253,992
0.500%, due 02/01/26[3]	EUR	1,550,000	1,510,069
			6,764,061
Japan—16.2%
Japan Government Ten Year Bonds 0.100%, due 06/20/29	JPY	290,000,000	2,185,493
0.200%, due 06/20/32	JPY	346,250,000	2,602,055
Japan Government Thirty Year Bond 1.700%, due 06/20/44	JPY	265,300,000	2,295,188
Japan Government Twenty Year Bond 0.300%, due 12/20/39	JPY	212,700,000	1,486,747
Japan Government Twenty Year Bonds 0.900%, due 06/20/42	JPY	866,200,000	6,568,894

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2022

	Face amount		Value
Non-U.S. government agency obligations—(concluded)
Japan—(concluded)
Japan Government Two Year Bonds 0.005%, due 10/01/23	JPY	1,604,000,000	$12,047,983
0.005%, due 01/01/24	JPY	1,427,750,000	10,726,166
0.005%, due 06/01/24	JPY	390,400,000	2,932,875
			40,845,401
Morocco—0.2%
Morocco Government International Bond 2.375%, due 12/15/27[1]	USD	340,000	294,525
3.000%, due 12/15/32[1]	USD	267,000	211,597
			506,122
South Korea—1.8%
Korea Treasury Bond 3.000%, due 09/10/24	KRW	5,964,350,000	4,587,563
United Kingdom—1.3%
United Kingdom Gilt 0.625%, due 10/22/50[3]	GBP	3,630,000	2,830,254
1.250%, due 07/31/51[3]	GBP	420,000	388,770
			3,219,024
Total non-U.S. government agency obligations (cost—$112,052,408)			101,493,394
U.S. government agency obligations—14.1%
United States—14.1%
FHLMC 2.500%, due 11/01/51	USD	1,133,301	1,065,261
3.000%, due 09/01/49	USD	1,599,333	1,552,259
3.000%, due 10/01/49	USD	1,472,333	1,428,997
3.000%, due 05/01/50	USD	1,068,452	1,041,446
FNMA 2.500%, due 12/01/51	USD	855,338	802,671
3.000%, due 08/01/51	USD	2,191,729	2,128,321
3.500%, due 02/01/52	USD	2,810,568	2,813,611
3.500%, due 04/01/52	USD	5,198,082	5,175,620
3.500%, due 05/01/58	USD	1,538,096	1,544,576
4.000%, due 01/01/50	USD	3,832,987	3,894,807
4.500%, due 08/01/52	USD	3,250,000	3,307,305
5.000%, due 08/01/52	USD	1,250,000	1,283,972
GNMA II TBA 4.000%	USD	2,810,000	2,839,140
4.500%	USD	2,600,000	2,648,646
5.000%	USD	1,250,000	1,280,625
5.500%	USD	1,200,000	1,239,264
UMBS TBA 5.500%,	USD	1,200,000	1,243,560
Total U.S. government agency obligations (cost—$35,353,387)			35,290,081
	Face amount		Value
U.S. Treasury obligations—17.9%
United States—17.9%
U.S. Treasury Bonds 1.750%, due 08/15/41	USD	5,390,000	$4,210,937
1.875%, due 11/15/51	USD	2,925,000	2,250,879
2.000%, due 08/15/51	USD	50,000	39,619
2.250%, due 02/15/52	USD	2,960,000	2,496,113
2.375%, due 02/15/42	USD	3,150,000	2,743,453
2.875%, due 05/15/52	USD	4,200,000	4,062,188
U.S. Treasury Notes 1.875%, due 02/28/27	USD	15,100,000	14,557,934
1.875%, due 02/15/32	USD	15,640,000	14,598,962
Total U.S. Treasury obligations (cost—$47,993,207)			44,960,085
	Number of shares
Short-term investments—10.3%
Investment companies—10.3%
State Street Institutional U.S. Government Money Market Fund, 1.880%[9] (cost—$25,964,810)		25,964,810	25,964,810
Investment of cash collateral from securities loaned—0.1%
Money market funds—0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.270%[9] (cost—$306,850)		306,850	306,850
Total investments (cost—$280,262,422)—104.2%			261,946,607
Liabilities in excess of other assets—(4.2)%			(10,598,441)
Net assets—100.0%			$251,348,166

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2022

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
224	EUR	Euro BUND 10 Year Futures	September 2022	$34,773,067	$36,089,965	$1,316,898
15	EUR	German Euro Buxl 30 Year Futures	September 2022	2,564,318	2,848,452	284,134
U.S. Treasury futures buy contracts:
6	USD	Ultra U.S. Treasury Bond Futures	September 2022	$888,949	$949,875	$60,926
Total				$38,226,334	$39,888,292	$1,661,958
Interest rate futures sell contracts:
151	EUR	Euro Schatz 2 Year index Futures	September 2022	$(16,747,702)	$(16,997,080)	$(249,378)
104	EUR	Italian Government Bond Futures	September 2022	(12,985,160)	(13,428,016)	(442,856)
42	GBP	United Kingdom Long Gilt Bond Futures	September 2022	(6,059,740)	(6,044,623)	15,117
U.S. Treasury futures sell contracts:
22	USD	U.S. Treasury Note 10 Year Futures	September 2022	$(2,528,235)	$(2,665,094)	$(136,859)
203	USD	U.S. Treasury Note 2 Year Futures	September 2022	(42,277,208)	(42,723,578)	(446,370)
105	USD	U.S. Treasury Note 5 Year Futures	September 2022	(11,737,942)	(11,941,289)	(203,347)
Total				$(92,335,987)	$(93,799,680)	$(1,463,693)
Net unrealized appreciation (depreciation)						$198,265

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	EUR	460,956	HUF	188,093,259	08/22/22	$1,386
BB	RON	1,571,636	USD	317,398	08/22/22	(7,382)
BB	TRY	4,253,198	USD	232,320	08/22/22	646
BB	USD	377,774	GBP	318,321	08/22/22	10,056
BNP	AUD	1,831,115	USD	1,235,542	08/22/22	(44,257)
BNP	CNY	21,166,394	USD	3,138,315	08/22/22	(5,136)
BNP	CZK	31,852,446	USD	1,301,792	08/22/22	(17,372)
BNP	EUR	607,847	PLN	2,900,207	08/22/22	1,108
BNP	EUR	463,547	ZAR	7,823,743	08/22/22	(4,784)
BNP	HUF	181,419,532	EUR	452,204	08/22/22	6,444
BNP	HUF	436,190,577	USD	1,059,039	08/22/22	(38,210)
BNP	PLN	5,180,288	EUR	1,069,348	08/22/22	(18,739)
BNP	USD	1,182,713	CHF	1,159,590	08/22/22	37,254
BNP	USD	357,800	ILS	1,243,296	08/22/22	8,360
BNP	USD	312,447	NOK	3,187,922	08/22/22	17,564
BOA	EUR	431,864	USD	437,370	08/22/22	(4,623)
BOA	PLN	2,206,199	EUR	457,205	08/22/22	(6,151)
BOA	USD	6,262,258	CNY	41,976,797	08/22/22	(28,225)

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	USD	2,646,119	EUR	2,578,497	08/22/22	$(7,144)
BOA	USD	466,098	ZAR	7,839,396	08/22/22	4,476
BOA	ZAR	7,914,981	USD	463,713	08/22/22	(11,398)
CITI	AUD	1,240,609	USD	836,619	08/22/22	(30,464)
CITI	CAD	452,959	GBP	293,060	08/22/22	3,340
CITI	CHF	449,587	EUR	460,956	08/22/22	(1,229)
CITI	GBP	1,155,937	EUR	1,372,342	08/22/22	(3,816)
CITI	NZD	2,277,537	JPY	190,684,007	08/22/22	(307)
CITI	SEK	14,334,330	CHF	1,351,400	08/22/22	9,894
CITI	SGD	1,294,350	USD	937,283	08/22/22	262
CITI	USD	15,496,276	EUR	15,415,691	08/22/22	280,985
CITI	USD	464,118	MXN	9,500,718	08/22/22	247
CITI	USD	435,614	NZD	713,827	08/22/22	13,304
CITI	USD	116,293	PLN	564,260	08/22/22	4,958
CITI	USD	1,907,419	SGD	2,672,485	08/22/22	27,279
CITI	USD	4,390	ZAR	75,585	08/22/22	147
GSI	CNY	26,186,589	USD	3,875,183	08/22/22	(13,824)
GSI	EUR	463,547	RON	2,297,801	08/22/22	423
GSI	EUR	921,560	USD	930,818	08/22/22	(12,356)
GSI	GBP	1,165,216	EUR	1,365,654	08/22/22	(21,965)
GSI	MXN	65,084,464	USD	3,090,760	08/22/22	(90,359)
GSI	USD	1,392,360	CAD	1,802,636	08/22/22	15,301
GSI	USD	935,524	CNY	6,309,204	08/22/22	1,465
GSI	USD	1,394,908	SEK	14,708,193	08/22/22	53,787
GSI	USD	709,006	THB	25,820,590	08/22/22	(6,549)
HSBC	CAD	1,350,827	GBP	875,256	08/22/22	11,528
HSBC	CAD	5,563,133	USD	4,259,939	08/22/22	(84,257)
HSBC	EUR	363,601	USD	371,836	08/22/22	(294)
HSBC	SEK	4,863,922	GBP	391,005	08/22/22	(2,692)
HSBC	TRY	4,245,616	USD	232,318	08/22/22	1,057
HSBC	USD	923,432	EUR	919,531	08/22/22	17,667
HSBC	USD	1,655,400	PLN	7,973,014	08/22/22	57,883
RBC	USD	3,333,040	AUD	4,879,343	08/22/22	77,219
RBC	USD	677,404	EUR	671,341	08/22/22	9,682
RBC	USD	2,497,469	JPY	340,785,323	08/22/22	61,784
SCB	JPY	1,383,828,297	USD	9,980,117	08/22/22	(412,250)
SCB	USD	1,146,574	EUR	1,128,875	08/22/22	8,779
SSC	DKK	6,632,332	USD	897,436	08/22/22	(14,441)
SSC	EUR	731,963	USD	742,685	08/22/22	(6,446)
SSC	JPY	680,868,853	USD	4,921,339	08/22/22	(191,895)
SSC	USD	1,247,616	AUD	1,796,355	08/22/22	7,888
SSC	USD	2,378,051	JPY	324,270,981	08/22/22	57,180
SSC	USD	1,908,503	MXN	39,660,266	08/22/22	29,962
TD	EUR	459,028	CHF	450,467	08/22/22	4,128
Net unrealized appreciation (depreciation)						$(243,122)

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2022

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$2,349,801	$—	$2,349,801
Corporate bonds	—	40,187,526	—	40,187,526
Mortgage-backed securities	—	11,394,060	—	11,394,060
Non-U.S. government agency obligations	—	101,493,394	—	101,493,394
U.S. government agency obligations	—	35,290,081	—	35,290,081
U.S. Treasury obligations	—	44,960,085	—	44,960,085
Short-term investments	—	25,964,810	—	25,964,810
Investment of cash collateral from securities loaned	—	306,850	—	306,850
Futures contracts	1,677,075	—	—	1,677,075
Forward foreign currency contracts	—	843,443	—	843,443
Total	$1,677,075	$262,790,050	$—	$264,467,125
Liabilities
Futures contracts	$(1,478,810)	$—	$—	$(1,478,810)
Forward foreign currency contracts	—	(1,086,565)	—	(1,086,565)
Total	$(1,478,810)	$(1,086,565)	$—	$(2,565,375)

At July 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $16,977,047, represented 6.8% of the Portfolio's net assets at period end.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security, or portion thereof, was on loan at the period end.

5  Perpetual investment. Date shown reflects the next call date.

6  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

7  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

8  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

9  Rates shown reflect yield at July 31, 2022.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -11.27% before the deduction of the maximum PACE Select program fee.1 In comparison, the ICE BofA Global High Yield Index (hedged in USD) (the "benchmark") returned -10.74%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 114. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. Overweights and security selection in energy—exploration & production, support-services, specialty retail and gaming contributed most towards relative results. The Portfolio's performance was hurt by security selection in the recreation & travel and real estate development & management sectors. From a ratings perspective, an underweight in BB-rated issuers, as well as an overweight in CCC-rated issuers, were the biggest contributors to relative performance. Sector selection was the biggest driver of results during the period.

Looking ahead, while the outlook for global growth is cloudy, and central banks remain hawkish in the face of high inflation, high-yield valuations in June 2022 lured investors back into the market toward the end of the reporting period. Spreads in global high-yield tightened by more than 80 basis points (i.e., 0.80%) during July 2022. We will continue to closely watch earnings and note that overall second quarter earnings have been supportive of credit thus far, even though more granular performance metrics have been very credit specific. Furthermore, corporate balance sheets and liquidity profiles remain healthy and can withstand some slowdown in earnings, whether from margin pressure due to inflationary forces or slower demand. While we expect default rates to increase modestly given the slower growth outlook, we do not see the spike in defaults that some strategists have predicted. That being said, while 8% yields and sub-90 average prices continue to represent attractive long-term value, we acknowledge the strength of the recovery in the face of likely slower growth at least in the next few quarters. We also continue to watch for implications from the war in Ukraine and changes in China's approach to COVID which could impact the outlook for global growth. Emerging markets have continued to underperform and, in our view, appear to be attractive on a relative value basis. However, we have not established an overweight, as central bank tightening and a strong US dollar are headwinds for emerging market countries. Furthermore, challenges

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, David Kelly and Christopher Andersen, CFA

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The subadvisor utilizes a "total return" strategy driven by credit research and a team effort to generate alpha in high yield.

PACE High Yield Investments

Subadvisor's comments2 – concluded

remain in China which is a key driver for valuations in emerging market corporate high-yield. We continue to monitor developments closely should an opportunity arise to increase our exposure to emerging markets.

Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars. The use of currency forwards contributed to performance.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	(11.39)%	1.83%	4.00%
Class Y2	(11.21)	2.04	4.23
Class P3	(11.27)	2.01	4.18
Class P2[5]	N/A	N/A	(13.60)
After deducting maximum sales charge
Class A1	(14.71)	1.06	3.60
ICE BofA Global High Yield Index (Hedged in USD)[4]	(10.74)	2.30	4.81

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	(15.84)%	1.11%	3.69%
Class Y2	(15.75)	1.31	3.91
Class P3	(15.74)	1.25	3.86
Class P2[5]	N/A	N/A	(20.15)
After deducting maximum sales charge
Class A1	(18.97)	0.34	3.30

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.25% and 1.06%; Class Y—0.98% and 0.88%; Class P—1.11% and 0.91%; and P2—1.11% and 0.62%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.06%; Class Y—0.88%; and Class P—0.91%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/ expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The ICE BofA Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, British pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Securities must have at least 18 months before final maturity at the time of issuance and have at least one year remaining to final maturity. Callable perpetuals, original issue zero-coupon bonds, eurodollar bonds and 144A securities (with and without registration rights), as well as pay-in-kind securitiies, are included in the index. Contingent capital securities ("cocos") are excluded from the index, but capital securities where conversion can be mandated by a regulatory authority but with no specific trigger are included. Investors should note that indices do not reflect the deduction of fees and expenses. Effective June 30, 2022, the ICE BofA Global High Yield Index changed its methodology to incorporate a transaction cost element which could affect the performance information for periods following the effective date of this change.

5  Inception date of Class P2 of PACE High Yield Investments is September 15, 2021.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the ICE BofA Global High Yield Index (Hedged in USD) over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE High Yield Investments

PACE High Yield Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Characteristics
Weighted average duration	4.33 yrs.
Weighted average maturity	5.93 yrs.
Average coupon	5.50%
Top ten fixed income holdings
Carnival Corp., 5.750% due 03/01/27	0.8%
Teva Pharmaceutical Finance Netherlands III BV, 6.000% due 04/15/24	0.5
Petroleos Mexicanos, 6.875% due 10/16/25	0.4
TransDigm, Inc., 5.500% due 11/15/27	0.3
Petroleos Mexicanos, 6.500% due 06/02/41	0.4
CCO Holdings LLC/CCO Holdings Capital Corp., 4.750% due 02/01/32	0.3
Petroleos Mexicanos, 7.690% due 01/23/50	0.3
Life Time, Inc., 8.000% due 04/15/26	0.3
Tenet Healthcare Corp., 6.125% due 10/01/28	0.3
Aeropuertos Dominicanos Siglo XXI SA, 6.750% due 03/30/29	0.2
Total	3.8%
Top five issuer breakdown by country or territory of origin
United States	58.6%
United Kingdom	4.6
Mexico	3.6
Luxembourg	2.9
Brazil	2.7
Total	72.4%
Credit rating[2]
BB-	16.6%
BB+	13.7
B	12.9
B+	12.7
BB	11.7
B-	6.3
CCC+	5.2
BBB-	3.1
CCC	2.6
BBB	2.4
CCC-	0.5
D	0.3
C	0.2
CC	0.2
A-	0.1
A	0.0
Not rated	8.6
Cash equivalents and other assets less liabilities	1.6
Total	98.7%

1  The portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—95.5%
Advertising—0.7%
Clear Channel International BV 6.625%, due 08/01/25[1,2]		200,000	$198,100
Clear Channel Outdoor Holdings, Inc. 5.125%, due 08/15/27[2]		225,000	208,085
7.500%, due 06/01/29[2]		125,000	100,625
7.750%, due 04/15/28[2]		200,000	160,864
Lamar Media Corp. 3.750%, due 02/15/28		25,000	23,500
4.000%, due 02/15/30		150,000	138,098
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.250%, due 01/15/29[2]		125,000	106,835
4.625%, due 03/15/30[2]		200,000	168,963
5.000%, due 08/15/27[2]		225,000	212,551
Summer BC Holdco B SARL 5.750%, due 10/31/26[3]	EUR	300,000	284,298
			1,601,919
Aerospace & defense—1.4%
Bombardier, Inc. 6.000%, due 02/15/28[2]		150,000	129,420
7.125%, due 06/15/26[2]		25,000	23,210
7.500%, due 12/01/24[2]		260,000	254,800
7.500%, due 03/15/25[2]		43,000	41,925
7.875%, due 04/15/27[2]		450,000	416,250
Egmv13793 10.000%, due 04/19/26[4,5]	EUR	84,953	0
Howmet Aerospace, Inc. 5.950%, due 02/01/37		225,000	223,257
Rolls-Royce PLC 1.625%, due 05/09/28[3]	EUR	250,000	204,274
5.750%, due 10/15/27[3]	GBP	150,000	172,384
Spirit AeroSystems, Inc. 4.600%, due 06/15/28		100,000	83,575
5.500%, due 01/15/25[2]		75,000	74,710
7.500%, due 04/15/25[2]		150,000	149,414
TransDigm, Inc. 4.625%, due 01/15/29		400,000	360,000
4.875%, due 05/01/29		175,000	156,581
5.500%, due 11/15/27		950,000	896,790
7.500%, due 03/15/27		150,000	152,447
Triumph Group, Inc. 6.250%, due 09/15/24[2]		50,000	47,875
7.750%, due 08/15/25		75,000	64,190
8.875%, due 06/01/24[2]		60,000	62,062
			3,513,164
Agriculture—0.2%
Camposol SA 6.000%, due 02/03/27[2]		300,000	241,950
Darling Ingredients, Inc. 5.250%, due 04/15/27[2]		75,000	75,126
6.000%, due 06/15/30[2]		25,000	25,856
MHP Lux SA 6.250%, due 09/19/29[3]		500,000	210,000
			552,932
	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—1.3%
Air France-KLM 1.875%, due 01/16/25[3]	EUR	200,000	$181,414
3.875%, due 07/01/26[3]	EUR	400,000	353,438
American Airlines, Inc. 11.750%, due 07/15/25[2]		250,000	277,500
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, due 04/20/26[2]		100,000	98,349
5.750%, due 04/20/29[2]		150,000	143,625
Delta Air Lines, Inc. 7.375%, due 01/15/26		75,000	78,757
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.500%, due 10/20/25[2]		125,000	123,438
4.750%, due 10/20/28[2]		25,000	24,417
Gol Finance SA 7.000%, due 01/31/25		430,000	230,050
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd. 5.750%, due 01/20/26[2]		125,000	121,511
International Consolidated Airlines Group SA 1.500%, due 07/04/27[3]	EUR	500,000	383,269
2.750%, due 03/25/25[3]	EUR	100,000	91,234
3.750%, due 03/25/29[3]	EUR	300,000	234,879
Singapore Airlines Ltd. 3.375%, due 01/19/29[3]		200,000	181,120
Transportes Aereos Portugueses SA 5.625%, due 12/02/24[3]	EUR	400,000	359,468
5.625%, due 12/02/24[2]	EUR	100,000	89,867
United Airlines Holdings, Inc. 5.000%, due 02/01/24		25,000	24,550
United Airlines Pass-Through Trust, Series 20-1, 5.875%, due 10/15/27		40,931	41,267
United Airlines, Inc. 4.375%, due 04/15/26[2]		50,000	48,000
4.625%, due 04/15/29[2]		125,000	115,156
			3,201,309
Apparel—0.4%
Crocs, Inc. 4.125%, due 08/15/31[2]		50,000	38,761
CT Investment GmbH 5.500%, due 04/15/26[3,6]	EUR	275,000	238,342
IM Group SAS 6.625%, due 03/01/25[3]	EUR	275,000	272,070
Kontoor Brands, Inc. 4.125%, due 11/15/29[2]		75,000	63,245
Levi Strauss & Co. 3.375%, due 03/15/27	EUR	400,000	394,165
			1,006,583
Auto manufacturers—1.9%
Ford Motor Co. 3.250%, due 02/12/32		225,000	187,875
4.750%, due 01/15/43		275,000	226,531

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
5.291%, due 12/08/46		250,000	$215,000
9.000%, due 04/22/25		300,000	332,343
9.625%, due 04/22/30		200,000	239,000
Ford Motor Credit Co. LLC 2.330%, due 11/25/25	EUR	100,000	96,962
2.700%, due 08/10/26		200,000	181,750
2.748%, due 06/14/24	GBP	300,000	342,652
3.375%, due 11/13/25		200,000	190,842
3.625%, due 06/17/31		600,000	508,896
3.815%, due 11/02/27		200,000	183,310
4.000%, due 11/13/30		200,000	176,784
4.134%, due 08/04/25		200,000	197,250
4.535%, due 03/06/25	GBP	150,000	174,267
5.113%, due 05/03/29		600,000	583,314
Jaguar Land Rover Automotive PLC 5.500%, due 07/15/29[2]		200,000	154,266
5.875%, due 01/15/28[2]		200,000	156,298
7.750%, due 10/15/25[2]		200,000	191,358
Mclaren Finance PLC 7.500%, due 08/01/26[2]		200,000	171,715
TML Holdings Pte Ltd. 5.500%, due 06/03/24[3]		200,000	191,000
			4,701,413
Auto parts & equipment—2.2%
Adient Global Holdings Ltd. 3.500%, due 08/15/24[3]	EUR	100,000	97,467
Clarios Global LP 6.750%, due 05/15/25[2]		42,000	42,194
Clarios Global LP/Clarios U.S. Finance Co. 6.250%, due 05/15/26[2]		25,000	25,154
8.500%, due 05/15/27[2]		25,000	25,232
Cooper-Standard Automotive, Inc. 13.000%, due 06/01/24[2]		50,000	53,250
Dana Financing Luxembourg Sarl 3.000%, due 07/15/29[3]	EUR	275,000	219,932
Dana, Inc. 4.500%, due 02/15/32		25,000	20,893
Dealer Tire LLC/DT Issuer LLC 8.000%, due 02/01/28[2]		125,000	112,175
Dornoch Debt Merger Sub, Inc. 6.625%, due 10/15/29[2]		275,000	205,645
Faurecia SE 3.750%, due 06/15/28[3]	EUR	375,000	331,908
Goodyear Europe BV 2.750%, due 08/15/28[3]	EUR	375,000	319,438
Goodyear Tire & Rubber Co. 5.000%, due 05/31/26		75,000	73,702
5.000%, due 07/15/29		150,000	136,800
5.250%, due 04/30/31		25,000	22,438
5.250%, due 07/15/31		350,000	304,342
9.500%, due 05/31/25		450,000	474,126
IHO Verwaltungs GmbH 3.625% Cash or 4.375% PIK, 3.625%, due 05/15/25[3,7]	EUR	325,000	303,035
	Face amount[1]		Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
3.750% Cash or 4.500% PIK, 3.750%, due 09/15/26[3,7]	EUR	100,000	$88,842
3.875% Cash or 4.625% PIK, 3.875%, due 05/15/27[3,7]	EUR	425,000	356,184
Iochpe-Maxion Austria GmbH/Maxion Wheels de Mexico S de RL de C.V 5.000%, due 05/07/28[3]		200,000	171,625
Mahle GmbH 2.375%, due 05/14/28[3]	EUR	300,000	231,626
Metalsa S A P I de C.V 3.750%, due 05/04/31[3]		400,000	283,825
Nemak SAB de C.V 2.250%, due 07/20/28[2]	EUR	125,000	94,723
2.250%, due 07/20/28[3]	EUR	325,000	246,280
Tenneco, Inc. 5.000%, due 07/15/26		50,000	49,125
7.875%, due 01/15/29[2]		225,000	223,189
TI Automotive Finance PLC 3.750%, due 04/15/29[3]	EUR	375,000	300,483
Titan International, Inc. 7.000%, due 04/30/28		75,000	71,647
ZF Finance GmbH 2.250%, due 05/03/28[3]	EUR	100,000	83,201
2.750%, due 05/25/27[3]	EUR	100,000	88,384
3.750%, due 09/21/28[3]	EUR	400,000	362,299
			5,419,164
Banks—3.1%
Akbank T.A.S. 5.000%, due 10/24/22[3]		550,000	545,875
Banco de Bogota SA 5.375%, due 02/19/23[2]		250,000	250,281
6.250%, due 05/12/26[3]		500,000	473,375
Banco de Credito Social Cooperativo SA (fixed, converts to FRN on 03/09/27), 1.750%, due 03/09/28[3]	EUR	200,000	164,222
Banco de Sabadell SA 1.125%, due 03/27/25[3]	EUR	200,000	192,460
1.750%, due 05/10/24[3]	EUR	100,000	100,116
Banco do Brasil SA 3.250%, due 09/30/26[3]		500,000	460,250
Banco Industrial SA (fixed, converts to FRN on 01/29/26), 4.875%, due 01/29/31[2]		150,000	139,500
Bangkok Bank PCL (fixed, converts to FRN on 09/25/29), 3.733%, due 09/25/34[3]		200,000	176,412
Bank of America Corp., Series DD, (fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[8]		175,000	181,684
Series JJ, (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[8]		75,000	72,661

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
Barclays PLC (fixed, converts to FRN on 06/15/25), 7.125%, due 06/15/25[8]	GBP	200,000	$242,610
(fixed, converts to FRN on 06/15/24), 8.000%, due 06/15/24[8]		400,000	412,000
CaixaBank SA (fixed, converts to FRN on 06/13/24), 6.750%, due 06/13/24[3,8]	EUR	400,000	407,646
Citigroup, Inc. (fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[8]		75,000	74,468
Series T, (fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[8]		125,000	128,135
Series V, (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[8]		200,000	175,000
Freedom Mortgage Corp. 6.625%, due 01/15/27[2]		400,000	306,864
7.625%, due 05/01/26[2]		75,000	61,599
Goldman Sachs Group, Inc., Series R, (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[8]		75,000	71,700
HDFC Bank Ltd. (fixed, converts to FRN on 02/25/27), 3.700%, due 08/25/26[3,8]		200,000	169,500
Intesa Sanpaolo SpA 2.925%, due 10/14/30[3]	EUR	250,000	217,720
3.928%, due 09/15/26[3]	EUR	500,000	516,514
Inversiones Atlantida SA 7.500%, due 05/19/26[2]		200,000	183,250
Itau Unibanco Holding SA 2.900%, due 01/24/23[3]		400,000	398,600
JPMorgan Chase & Co., Series HH, (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[8]		75,000	66,495
Series S, (fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[8]		200,000	205,500
Series U, (fixed, converts to FRN on 04/30/24), 6.125%, due 04/30/24[8]		150,000	148,590
Turkiye Vakiflar Bankasi TAO 8.125%, due 03/28/24[2]		250,000	235,203
UniCredit SpA (fixed, converts to FRN on 09/23/24), 2.000%, due 09/23/29[3]	EUR	600,000	565,658
(fixed, converts to FRN on 01/15/27), 2.731%, due 01/15/32[3]	EUR	325,000	285,265
			7,629,153
	Face amount[1]		Value
Corporate bonds—(continued)
Beverages—0.5%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.250%, due 04/27/29[2]		650,000	$608,322
Primo Water Holdings, Inc. 3.875%, due 10/31/28[3]	EUR	456,000	390,631
4.375%, due 04/30/29[2]		150,000	129,563
Triton Water Holdings, Inc. 6.250%, due 04/01/29[2]		100,000	75,203
			1,203,719
Biotechnology—0.1%
Grifols Escrow Issuer SA 4.750%, due 10/15/28[2]		200,000	177,254
Building materials—1.8%
Builders FirstSource, Inc. 4.250%, due 02/01/32[2]		250,000	213,944
5.000%, due 03/01/30[2]		100,000	92,613
6.375%, due 06/15/32[2]		200,000	199,270
Cemex SAB de CV 3.875%, due 07/11/31[2]		500,000	400,719
(fixed, converts to FRN on 09/08/26), 5.125%, due 06/08/26[2,8]		200,000	167,000
5.200%, due 09/17/30[2]		200,000	178,537
5.450%, due 11/19/29[3]		200,000	183,500
5.450%, due 11/19/29[2]		200,000	183,500
Compact Bidco BV 5.750%, due 05/01/26[2]	EUR	200,000	157,414
5.750%, due 05/01/26[3]	EUR	100,000	78,707
CP Atlas Buyer, Inc. 7.000%, due 12/01/28[2]		75,000	59,063
Griffon Corp. 5.750%, due 03/01/28		250,000	239,187
James Hardie International Finance DAC 3.625%, due 10/01/26[2]	EUR	150,000	142,314
3.625%, due 10/01/26[3]	EUR	325,000	308,348
JELD-WEN, Inc. 4.625%, due 12/15/25[2]		125,000	115,312
6.250%, due 05/15/25[2]		100,000	99,592
MIWD Holdco II LLC/MIWD Finance Corp. 5.500%, due 02/01/30[2]		75,000	63,470
New Enterprise Stone & Lime Co., Inc. 5.250%, due 07/15/28[2]		125,000	109,062
9.750%, due 07/15/28[2]		150,000	125,593
Oscar AcquisitionCo LLC/Oscar Finance, Inc. 9.500%, due 04/15/30[2]		100,000	81,542
PGT Innovations, Inc. 4.375%, due 10/01/29[2]		75,000	67,760
SRM Escrow Issuer LLC 6.000%, due 11/01/28[2]		275,000	255,170
Standard Industries, Inc. 2.250%, due 11/21/26[3]	EUR	250,000	212,799
2.250%, due 11/21/26[2]	EUR	275,000	234,079
4.375%, due 07/15/30[2]		100,000	87,348

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Building materials—(concluded)
Summit Materials LLC/Summit Materials Finance Corp. 5.250%, due 01/15/29[2]		100,000	$94,144
6.500%, due 03/15/27[2]		50,000	49,119
West China Cement Ltd. 4.950%, due 07/08/26[3]		200,000	145,476
			4,344,582
Chemicals—2.6%
ASP Unifrax Holdings, Inc. 7.500%, due 09/30/29[2]		25,000	19,750
Braskem Netherlands Finance BV (fixed, converts to FRN on 01/23/26), 8.500%, due 01/23/81[2]		250,000	258,225
(fixed, converts to FRN on 01/23/26), 8.500%, due 01/23/81[3]		300,000	309,870
Consolidated Energy Finance SA 5.000%, due 10/15/28[2]	EUR	450,000	369,235
5.000%, due 10/15/28[3]	EUR	200,000	164,104
Cornerstone Chemical Co. 6.750%, due 08/15/24[2]		75,000	66,053
Diamond BC BV 4.625%, due 10/01/29[2]		50,000	42,374
Herens Midco Sarl 5.250%, due 05/15/29[3]	EUR	200,000	143,210
INEOS Finance PLC 3.375%, due 03/31/26[2]	EUR	100,000	96,328
INEOS Quattro Finance 2 PLC 2.500%, due 01/15/26[3]	EUR	275,000	253,508
Innophos Holdings, Inc. 9.375%, due 02/15/28[2]		100,000	92,250
Iris Holdings, Inc. 8.750% Cash or 9.500% PIK, 8.750%, due 02/15/26[2,7]		125,000	98,750
Lune Holdings Sarl 5.625%, due 11/15/28[3]	EUR	200,000	177,488
Methanex Corp. 5.125%, due 10/15/27		75,000	69,375
Minerals Technologies, Inc. 5.000%, due 07/01/28[2]		100,000	91,634
NOVA Chemicals Corp. 4.250%, due 05/15/29[2]		50,000	43,437
5.000%, due 05/01/25[2]		50,000	48,893
5.250%, due 06/01/27[2]		150,000	143,850
OCI NV 4.625%, due 10/15/25[2]		160,000	154,400
OCP SA 3.750%, due 06/23/31[2]		200,000	166,750
6.875%, due 04/25/44[3]		500,000	426,031
Olin Corp. 5.000%, due 02/01/30		75,000	69,563
5.625%, due 08/01/29		250,000	240,000
Olympus Water U.S. Holding Corp. 3.875%, due 10/01/28[3]	EUR	100,000	82,608
5.375%, due 10/01/29[3]	EUR	175,000	129,866
6.250%, due 10/01/29[2]		200,000	143,000
	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Polar US Borrower LLC/Schenectady International Group, Inc. 6.750%, due 05/15/26[2]		100,000	$66,973
Sasol Financing USA LLC 5.500%, due 03/18/31		300,000	244,556
5.875%, due 03/27/24		300,000	298,500
SCIH Salt Holdings, Inc. 4.875%, due 05/01/28[2]		150,000	130,315
6.625%, due 05/01/29[2]		175,000	148,076
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, due 11/01/26[2]		200,000	167,313
SPCM SA 2.625%, due 02/01/29[3]	EUR	325,000	274,037
3.125%, due 03/15/27[2]		200,000	170,500
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.125%, due 04/01/29[2]		240,000	167,400
5.375%, due 09/01/25[2]		250,000	215,625
Tronox, Inc. 4.625%, due 03/15/29[2]		175,000	150,854
WR Grace Holdings LLC 4.875%, due 06/15/27[2]		150,000	143,625
5.625%, due 08/15/29[2]		250,000	211,000
			6,289,326
Coal—0.1%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 3.000%, due 03/15/24[4,5,9]		550,000	5,500
Indika Energy Capital IV Pte Ltd. 8.250%, due 10/22/25[2]		300,000	288,900
Murray Energy Corp. 0.000%, due 04/15/24[2,4,5,10]		1,268,693	0
			294,400
Commercial services—4.3%
ADT Security Corp. 4.125%, due 08/01/29[2]		100,000	90,000
4.875%, due 07/15/32[2]		125,000	110,736
Adtalem Global Education, Inc. 5.500%, due 03/01/28[2]		131,000	122,733
Ahern Rentals, Inc. 7.375%, due 05/15/23[2]		325,000	247,180
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.000%, due 06/01/29[2]		200,000	153,750
6.625%, due 07/15/26[2]		300,000	290,691
9.750%, due 07/15/27[2]		275,000	251,779
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 3.625%, due 06/01/28[2]	EUR	250,000	211,756
4.625%, due 06/01/28[2]		200,000	174,500
Alta Equipment Group, Inc. 5.625%, due 04/15/26[2]		50,000	41,972

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(continued)
AMN Healthcare, Inc. 4.000%, due 04/15/29[2]		625,000	$566,975
4.625%, due 10/01/27[2]		50,000	47,896
APi Group DE, Inc. 4.125%, due 07/15/29[2]		175,000	145,684
APX Group, Inc. 5.750%, due 07/15/29[2]		50,000	41,704
Arena Luxembourg Finance Sarl 1.875%, due 02/01/28[2]	EUR	100,000	77,931
1.875%, due 02/01/28[3]	EUR	125,000	97,414
ASGN, Inc. 4.625%, due 05/15/28[2]		250,000	231,875
Atlantia SpA 1.875%, due 02/12/28[3]	EUR	300,000	255,441
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.750%, due 04/01/28[2]		50,000	45,073
5.375%, due 03/01/29[2,6]		250,000	227,977
5.750%, due 07/15/27[2]		25,000	23,865
BCP V Modular Services Finance II PLC 4.750%, due 11/30/28[2]	EUR	100,000	85,086
4.750%, due 11/30/28[3]	EUR	125,000	106,357
Carriage Services, Inc. 4.250%, due 05/15/29[2]		75,000	65,258
EC Finance PLC 3.000%, due 10/15/26[2]	EUR	175,000	164,130
3.000%, due 10/15/26[3]	EUR	500,000	468,942
eHi Car Services Ltd. 7.000%, due 09/21/26[3]		200,000	105,226
GEO Group, Inc. 6.000%, due 04/15/26		200,000	151,901
Graham Holdings Co. 5.750%, due 06/01/26[2]		175,000	175,333
HealthEquity, Inc. 4.500%, due 10/01/29[2]		75,000	69,851
Hertz Corp. 3.000%, due 01/15/28		50,000	3,000
4.625%, due 12/01/26[2]		25,000	22,250
5.000%, due 12/01/29[2]		125,000	106,881
Kapla Holding SAS 3.375%, due 12/15/26[3]	EUR	250,000	217,403
La Financiere Atalian SASU 4.000%, due 05/15/24[3]	EUR	325,000	319,710
5.125%, due 05/15/25[3]	EUR	100,000	98,727
Metis Merger Sub LLC 6.500%, due 05/15/29[2]		200,000	170,116
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc. 0.000%, due 10/01/22[2,10]		325,000	325,045
Nassa Topco AS 2.875%, due 04/06/24[3]	EUR	375,000	362,449
NESCO Holdings II, Inc. 5.500%, due 04/15/29[2]		125,000	108,438
Nexi SpA 1.625%, due 04/30/26[3]	EUR	325,000	300,610
	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Nielsen Co. Luxembourg SARL 5.000%, due 02/01/25[2]		200,000	$196,667
Nielsen Finance LLC/Nielsen Finance Co. 5.625%, due 10/01/28[2]		75,000	73,500
5.875%, due 10/01/30[2]		200,000	196,250
Paysafe Finance PLC/Paysafe Holdings US Corp. 4.000%, due 06/15/29[2]		100,000	76,612
PECF USS Intermediate Holding III Corp. 8.000%, due 11/15/29[2]		125,000	100,313
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, due 08/31/27[2]		50,000	45,601
5.250%, due 04/15/24[2]		75,000	74,906
6.250%, due 01/15/28[2]		75,000	68,751
PROG Holdings, Inc. 6.000%, due 11/15/29[2]		75,000	61,531
Q-Park Holding I BV 2.000%, due 03/01/27[2]	EUR	100,000	83,456
2.000%, due 03/01/27[3]	EUR	175,000	146,047
RAC Bond Co. PLC 5.250%, due 11/04/27[2]	GBP	225,000	220,052
5.250%, due 11/04/27[3]	GBP	100,000	97,801
Rekeep SpA 7.250%, due 02/01/26[3]	EUR	375,000	332,486
Sabre GLBL, Inc. 7.375%, due 09/01/25[2]		25,000	24,790
9.250%, due 04/15/25[2]		100,000	101,740
Service Corp. International 3.375%, due 08/15/30		75,000	66,656
4.000%, due 05/15/31		175,000	161,008
Techem Verwaltungsgesellschaft 675 mbH 2.000%, due 07/15/25[3]	EUR	450,000	422,983
United Rentals North America, Inc. 3.750%, due 01/15/32		50,000	43,951
3.875%, due 02/15/31		125,000	114,065
4.000%, due 07/15/30		300,000	276,000
4.875%, due 01/15/28		50,000	49,917
5.250%, due 01/15/30		75,000	75,823
Verisure Holding AB 3.875%, due 07/15/26[3]	EUR	250,000	235,809
Verscend Escrow Corp. 9.750%, due 08/15/26[2]		125,000	125,557
WASH Multifamily Acquisition, Inc. 5.750%, due 04/15/26[2]		100,000	99,757
Williams Scotsman International, Inc. 4.625%, due 08/15/28[2]		125,000	117,207
			10,572,881
Computers—1.0%
CA Magnum Holdings 5.375%, due 10/31/26[3]		200,000	176,000
Diebold Nixdorf Dutch Holding BV 9.000%, due 07/15/25[2]	EUR	100,000	75,114
9.000%, due 07/15/25[3]	EUR	350,000	262,898

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Computers—(concluded)
Diebold Nixdorf, Inc. 8.500%, due 04/15/24	50,000	$24,014
9.375%, due 07/15/25[2]	100,000	77,750
Exela Intermediate LLC/Exela Finance, Inc. 11.500%, due 07/15/26[2]	182,000	55,510
NCR Corp. 5.000%, due 10/01/28[2]	125,000	118,902
5.125%, due 04/15/29[2]	300,000	288,022
5.250%, due 10/01/30[2]	25,000	24,121
5.750%, due 09/01/27[2]	225,000	220,077
6.125%, due 09/01/29[2]	200,000	194,713
Presidio Holdings, Inc. 4.875%, due 02/01/27[2]	150,000	144,430
8.250%, due 02/01/28[2]	150,000	141,345
Science Applications International Corp. 4.875%, due 04/01/28[2]	200,000	190,258
Seagate HDD Cayman 3.125%, due 07/15/29	200,000	167,364
3.375%, due 07/15/31	25,000	20,088
4.125%, due 01/15/31	150,000	130,733
Vericast Corp. 11.000%, due 09/15/26[2]	126,250	124,672
		2,436,011
Cosmetics & personal care—0.1%
Edgewell Personal Care Co. 4.125%, due 04/01/29[2]	175,000	157,091
5.500%, due 06/01/28[2]	125,000	122,569
		279,660
Distribution & wholesale—0.4%
American Builders & Contractors Supply Co., Inc. 4.000%, due 01/15/28[2]	50,000	46,793
Avient Corp. 5.750%, due 05/15/25[2]	150,000	150,813
7.125%, due 08/01/30	125,000	128,802
BCPE Empire Holdings, Inc. 7.625%, due 05/01/27[2]	175,000	152,689
IAA, Inc. 5.500%, due 06/15/27[2]	125,000	124,926
KAR Auction Services, Inc. 5.125%, due 06/01/25[2]	125,000	123,281
Resideo Funding, Inc. 4.000%, due 09/01/29[2]	50,000	42,615
Univar Solutions USA, Inc. 5.125%, due 12/01/27[2]	225,000	217,636
		987,555
Diversified financial services—3.1%
AG Issuer LLC 6.250%, due 03/01/28[2]	150,000	133,993
Ally Financial, Inc., Series B, (fixed, converts to FRN on 05/15/26), 4.700%, due 05/15/26[8]	125,000	105,338
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(continued)
B3 SA—Brasil Bolsa Balcao 4.125%, due 09/20/31[3]		200,000	$167,537
Bracken MidCo1 PLC 6.750% Cash or 7.500% PIK, 6.750%, due 11/01/27[2,7]	GBP	125,000	129,163
Coinbase Global, Inc. 3.375%, due 10/01/28[2]		75,000	48,248
3.625%, due 10/01/31[2]		75,000	44,443
Credito Real SAB de CV 5.000%, due 02/01/27[3]	EUR	275,000	8,432
doValue SpA 3.375%, due 07/31/26[2]	EUR	150,000	131,146
3.375%, due 07/31/26[3]	EUR	100,000	87,431
5.000%, due 08/04/25[2]	EUR	325,000	313,910
Enact Holdings, Inc. 6.500%, due 08/15/25[2]		325,000	327,372
Garfunkelux Holdco 3 SA 7.750%, due 11/01/25[3]	GBP	225,000	237,562
Global Aircraft Leasing Co. Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[2,7]		327,679	252,313
International Personal Finance PLC 9.750%, due 11/12/25	EUR	425,000	349,669
Iqera Group SAS 6.500%, due 09/30/24[2]	EUR	100,000	97,095
Jane Street Group/JSG Finance, Inc. 4.500%, due 11/15/29[2]		125,000	115,313
Jefferson Capital Holdings LLC 6.000%, due 08/15/26[2]		150,000	132,562
Jerrold Finco PLC 4.875%, due 01/15/26[3]	GBP	200,000	209,286
LFS Topco LLC 5.875%, due 10/15/26[2]		50,000	40,897
Midcap Financial Issuer Trust 6.500%, due 05/01/28[2]		200,000	183,760
Motion Finco Sarl 7.000%, due 05/15/25[3]	EUR	100,000	99,067
Muthoot Finance Ltd. 4.400%, due 09/02/23[3]		200,000	192,750
Nationstar Mortgage Holdings, Inc. 5.125%, due 12/15/30[2]		75,000	62,368
5.500%, due 08/15/28[2]		100,000	87,875
5.750%, due 11/15/31[2]		50,000	41,813
6.000%, due 01/15/27[2]		75,000	69,461
Navient Corp. 5.000%, due 03/15/27		231,000	208,803
5.500%, due 03/15/29		250,000	214,335
5.625%, due 08/01/33		150,000	116,384
6.125%, due 03/25/24		375,000	373,048
6.750%, due 06/25/25		125,000	121,571
6.750%, due 06/15/26		200,000	190,500
Newday Bondco PLC 7.375%, due 02/01/24[3]	GBP	100,000	116,422
NFP Corp. 4.875%, due 08/15/28[2]		300,000	273,099

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
OneMain Finance Corp. 5.375%, due 11/15/29		25,000	$21,258
6.625%, due 01/15/28		25,000	23,441
6.875%, due 03/15/25		100,000	98,750
7.125%, due 03/15/26		400,000	387,190
PennyMac Financial Services, Inc. 4.250%, due 02/15/29[2]		175,000	142,551
5.750%, due 09/15/31[2]		75,000	62,301
Provident Funding Associates LP/PFG Finance Corp. 6.375%, due 06/15/25[2]		75,000	67,594
Radian Group, Inc. 4.500%, due 10/01/24		200,000	197,358
4.875%, due 03/15/27		150,000	146,796
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. 3.875%, due 03/01/31[2]		50,000	41,174
4.000%, due 10/15/33[2]		275,000	222,204
Shriram Transport Finance Co. Ltd. 4.150%, due 07/18/25[3]		200,000	177,162
5.100%, due 07/16/23[3]		200,000	194,000
SLM Corp. 3.125%, due 11/02/26		175,000	153,405
VistaJet Malta Finance PLC/XO Management Holding, Inc. 6.375%, due 02/01/30[2]		125,000	108,815
7.875%, due 05/01/27[2]		125,000	114,931
World Acceptance Corp. 7.000%, due 11/01/26[2]		125,000	89,015
			7,530,911
Electric—2.4%
Adani Green Energy Ltd. 4.375%, due 09/08/24[3]		300,000	278,250
AES Andres BV 5.700%, due 05/04/28[2]		400,000	334,000
Calpine Corp. 4.500%, due 02/15/28[2]		175,000	169,750
5.000%, due 02/01/31[2]		25,000	22,168
5.125%, due 03/15/28[2]		325,000	305,695
Centrais Eletricas Brasileiras SA 3.625%, due 02/04/25[2]		200,000	191,500
Clean Renewable Power Mauritius Pte Ltd. 4.250%, due 03/25/27[3]		196,000	156,800
4.250%, due 03/25/27[2]		196,000	156,800
Clearway Energy Operating LLC 3.750%, due 01/15/32[2]		50,000	42,590
4.750%, due 03/15/28[2]		50,000	48,375
ContourGlobal Power Holdings SA 3.125%, due 01/01/28[2]	EUR	100,000	80,895
3.125%, due 01/01/28[3]	EUR	200,000	161,790
Drax Finco PLC 6.625%, due 11/01/25[2]		200,000	198,094
Electricite de France SA (fixed, converts to FRN on 01/22/26), 5.000%, due 01/22/26[3,8]	EUR	300,000	291,284
	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
Eskom Holdings SOC Ltd. 6.350%, due 08/10/28[3]		400,000	$380,375
6.750%, due 08/06/23[3]		410,000	405,977
FirstEnergy Corp., Series C, 5.350%, due 07/15/47[11]		43,000	38,526
Instituto Costarricense de Electricidad 6.375%, due 05/15/43		200,000	136,287
6.750%, due 10/07/31[2]		300,000	280,181
Leeward Renewable Energy Operations LLC 4.250%, due 07/01/29[2]		50,000	41,529
Mong Duong Finance Holdings BV 5.125%, due 05/07/29[2]		375,000	304,758
NextEra Energy Operating Partners LP 3.875%, due 10/15/26[2]		275,000	271,644
NRG Energy, Inc. 3.375%, due 02/15/29[2]		125,000	107,813
3.625%, due 02/15/31[2]		75,000	62,820
3.875%, due 02/15/32[2]		50,000	42,737
6.625%, due 01/15/27		46,000	46,690
Pacific Gas and Electric Co. 4.550%, due 07/01/30		50,000	46,097
PG&E Corp. 5.000%, due 07/01/28		175,000	159,764
RRI Energy, Inc. 3.000%, due 06/15/17[4,5,9]		75,000	0
SMC Global Power Holdings Corp. (fixed, converts to FRN on 04/25/24), 6.500%, due 04/25/24[3,8]		200,000	189,162
Star Energy Geothermal Wayang Windu Ltd. 6.750%, due 04/24/33[3]		205,675	194,016
Talen Energy Supply LLC 0.000%, due 05/15/27[2,10]		25,000	24,797
0.000%, due 01/15/28[2,10]		100,000	97,587
Vistra Corp. (fixed, converts to FRN on 12/15/26), 7.000%, due 12/15/26[2,8]		125,000	116,243
Vistra Operations Co. LLC 4.375%, due 05/01/29[2]		50,000	46,484
5.500%, due 09/01/26[2]		350,000	354,203
			5,785,681
Electrical components & equipment—0.2%
Belden, Inc. 3.875%, due 03/15/28[3]	EUR	350,000	331,206
Energizer Holdings, Inc. 6.500%, due 12/31/27[2]		50,000	46,312
Senvion Holding GmbH 3.875%, due 10/25/22[3,10]	EUR	400,000	511
WESCO Distribution, Inc. 7.250%, due 06/15/28[2]		150,000	155,402
			533,431

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Electronics—0.6%
II-VI, Inc. 5.000%, due 12/15/29[2]		100,000	$95,250
Imola Merger Corp. 4.750%, due 05/15/29[2]		700,000	654,500
Likewize Corp. 9.750%, due 10/15/25[2]		75,000	71,373
Sensata Technologies BV 4.000%, due 04/15/29[2]		400,000	363,720
Sensata Technologies, Inc. 3.750%, due 02/15/31[2]		75,000	65,166
TTM Technologies, Inc. 4.000%, due 03/01/29[2]		200,000	176,713
			1,426,722
Energy-alternate sources—0.7%
Azure Power Solar Energy Pvt Ltd. 5.650%, due 12/24/24[2]		300,000	291,750
Continuum Energy Levanter Pte Ltd. 4.500%, due 02/09/27[2]		197,250	163,718
Cullinan Holdco Scsp 4.625%, due 10/15/26[2]	EUR	100,000	84,840
4.625%, due 10/15/26[3]	EUR	400,000	339,361
3 mo. Euribor + 4.750%, 4.750%, due 10/15/26[2,12]	EUR	100,000	85,728
Greenko Power II Ltd. 4.300%, due 12/13/28[2]		244,375	207,719
Investment Energy Resources Ltd. 6.250%, due 04/26/29[2]		200,000	183,163
ReNew Power Pvt Ltd. 5.875%, due 03/05/27[2]		300,000	285,337
TerraForm Power Operating LLC 4.750%, due 01/15/30[2]		125,000	116,198
5.000%, due 01/31/28[2]		50,000	48,045
			1,805,859
Engineering & construction—1.0%
Aeropuertos Argentina 2000 SA 8.500%, due 08/01/31[2]		172,957	126,853
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[3]		810,000	741,656
Arcosa, Inc. 4.375%, due 04/15/29[2]		50,000	44,364
Cellnex Finance Co. SA 2.250%, due 04/12/26[3]	EUR	300,000	298,813
GMR Hyderabad International Airport Ltd. 4.750%, due 02/02/26[2]		300,000	270,244
Mytilineos Financial Partners SA 2.500%, due 12/01/24[3]	EUR	125,000	120,258
OHL Operaciones SA 5.100% Cash or 1.500% PIK, 6.600%, due 03/31/26[3,7]	EUR	181,927	148,751
5.100% Cash or 1.500% PIK, 6.600%, due 03/31/26[2,7]	EUR	197,087	161,146
Sarens Finance Co., N.V. 5.750%, due 02/21/27[3]	EUR	238,000	163,273
	Face amount[1]		Value
Corporate bonds—(continued)
Engineering & construction—(concluded)
Summit Digitel Infrastructure Ltd. 2.875%, due 08/12/31[3]		200,000	$155,692
TopBuild Corp. 4.125%, due 02/15/32[2]		75,000	65,257
Weekley Homes LLC/Weekley Finance Corp. 4.875%, due 09/15/28[2]		200,000	164,523
			2,460,830
Entertainment—3.4%
888 Acquisitions Ltd. 7.558%, due 07/15/27[2]	EUR	275,000	247,828
Affinity Gaming 6.875%, due 12/15/27[2]		150,000	129,982
Allen Media LLC/Allen Media Co-Issuer, Inc. 10.500%, due 02/15/28[2]		75,000	36,611
Allwyn Entertainment Financing U.K. PLC 3 mo. Euribor + 4.125%, 4.125%, due 02/15/28[2,12]	EUR	150,000	143,726
Allwyn International AS 3.875%, due 02/15/27[2]	EUR	200,000	176,815
Allwyn International AS 4.125%, due 11/20/24[3]	EUR	228,000	226,037
AMC Entertainment Holdings, Inc. 10.000%, due 06/15/26[2]		549,932	435,057
ASR Media & Sponsorship SpA 5.125%, due 08/01/24[2]	EUR	263,200	238,841
5.125%, due 08/01/24[3]	EUR	311,055	282,266
Boyne USA, Inc. 4.750%, due 05/15/29[2]		150,000	140,437
Caesars Entertainment, Inc. 4.625%, due 10/15/29[2]		500,000	423,900
6.250%, due 07/01/25[2]		50,000	49,875
8.125%, due 07/01/27[2]		150,000	150,000
Caesars Resort Collection LLC/CRC Finco, Inc. 5.750%, due 07/01/25[2]		100,000	100,015
CDI Escrow Issuer, Inc. 5.750%, due 04/01/30[2]		175,000	171,073
Cedar Fair LP 5.250%, due 07/15/29		102,000	97,559
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op 6.500%, due 10/01/28		200,000	196,589
Churchill Downs, Inc. 4.750%, due 01/15/28[2]		75,000	71,101
5.500%, due 04/01/27[2]		150,000	149,385
Cinemark USA, Inc. 5.250%, due 07/15/28[2]		300,000	267,192
5.875%, due 03/15/26[2]		125,000	120,000
Cirsa Finance International Sarl 6.250%, due 12/20/23[3]	EUR	445,814	441,975
Codere Finance 2 Luxembourg SA 8.000% Cash or 3.000% PIK, 8.000%, due 09/30/26[2,7]	EUR	60,654	63,231
8.000% Cash or 3.000% PIK, 11.000%, due 09/30/26[3,7]	EUR	99,070	103,280

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(concluded)
2.000% Cash or 10.750% PIK, 12.750%, due 11/30/27[3,7]	EUR	97,823	$88,811
Everi Holdings, Inc. 5.000%, due 07/15/29[2]		100,000	90,000
Golden Entertainment, Inc. 7.625%, due 04/15/26[2]		325,000	324,342
Inter Media and Communication SpA 6.750%, due 02/09/27[2]	EUR	100,000	93,007
International Game Technology PLC 4.125%, due 04/15/26[2]		200,000	190,869
Intralot Capital Luxembourg SA 5.250%, due 09/15/24[3]	EUR	525,000	466,821
Jacobs Entertainment, Inc. 6.750%, due 02/15/29[2]		225,000	186,595
Live Nation Entertainment, Inc. 3.750%, due 01/15/28[2]		25,000	22,869
5.625%, due 03/15/26[2]		225,000	222,187
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875%, due 05/01/29[2]		125,000	114,072
Mohegan Gaming & Entertainment 7.875%, due 10/15/24[2]		175,000	178,976
8.000%, due 02/01/26[2]		175,000	156,625
Motion Bondco DAC 6.625%, due 11/15/27[2,6]		200,000	160,112
Penn National Gaming, Inc. 4.125%, due 07/01/29[2]		175,000	145,635
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, due 09/01/29[2]		225,000	181,687
5.875%, due 09/01/31[2]		175,000	136,964
Raptor Acquisition Corp./Raptor Co-Issuer LLC 4.875%, due 11/01/26[2]		75,000	68,408
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc. 6.625%, due 03/01/30[2]		50,000	44,875
Scientific Games International, Inc. 7.000%, due 05/15/28[2]		300,000	305,163
7.250%, due 11/15/29[2]		75,000	76,312
8.625%, due 07/01/25[2]		25,000	25,969
SeaWorld Parks & Entertainment, Inc. 5.250%, due 08/15/29[2]		250,000	224,125
Six Flags Entertainment Corp. 5.500%, due 04/15/27[2]		25,000	23,600
WMG Acquisition Corp. 2.250%, due 08/15/31[3]	EUR	225,000	187,103
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, due 10/01/29[2]		125,000	109,062
			8,286,964
	Face amount[1]		Value
Corporate bonds—(continued)
Environmental control—0.1%
Covanta Holding Corp. 5.000%, due 09/01/30		100,000	$87,315
Madison IAQ LLC 4.125%, due 06/30/28[2]		50,000	44,250
5.875%, due 06/30/29[2]		100,000	78,066
			209,631
Food—2.5%
Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC 3.250%, due 03/15/26[2]		75,000	69,697
3.500%, due 03/15/29[2]		25,000	21,892
4.625%, due 01/15/27[2]		175,000	165,321
4.875%, due 02/15/30[2]		75,000	68,625
Bellis Acquisition Co. PLC 3.250%, due 02/16/26[3]	GBP	400,000	395,785
C&S Group Enterprises LLC 5.000%, due 12/15/28[2]		100,000	72,377
Casino Guichard Perrachon SA 4.498%, due 03/07/24[3,11]	EUR	100,000	82,275
Darling Global Finance BV 3.625%, due 05/15/26[3]	EUR	200,000	193,167
Grupo KUO SAB De CV 5.750%, due 07/07/27[3]		400,000	368,950
Iceland Bondco PLC 4.625%, due 03/15/25[3]	GBP	300,000	305,059
Indofood CBP Sukses Makmur Tbk PT 3.541%, due 04/27/32[3]		200,000	165,772
Ingles Markets, Inc. 4.000%, due 06/15/31[2]		125,000	112,541
JBS USA LUX SA/JBS USA Food Co./ JBS USA Finance, Inc. 5.500%, due 01/15/30[2]		150,000	145,717
Lamb Weston Holdings, Inc. 4.125%, due 01/31/30[2]		100,000	93,197
4.375%, due 01/31/32[2]		100,000	93,819
MARB BondCo PLC 3.950%, due 01/29/31[3]		400,000	325,075
Minerva Luxembourg SA 4.375%, due 03/18/31[2]		250,000	203,825
Nathan's Famous, Inc. 6.625%, due 11/01/25[2]		110,000	105,340
NBM US Holdings, Inc. 7.000%, due 05/14/26[3]		500,000	499,475
Ocado Group PLC 3.875%, due 10/08/26[2]	GBP	175,000	171,171
3.875%, due 10/08/26[3]	GBP	150,000	146,718
Performance Food Group, Inc. 4.250%, due 08/01/29[2]		125,000	111,075
5.500%, due 10/15/27[2]		100,000	98,541
Post Holdings, Inc. 4.500%, due 09/15/31[2]		400,000	355,000
5.500%, due 12/15/29[2]		75,000	70,894
5.625%, due 01/15/28[2]		25,000	24,625
Premier Foods Finance PLC 3.500%, due 10/15/26[3]	GBP	200,000	220,665

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Food—(concluded)
Quatrim SASU 5.875%, due 01/15/24[3]	EUR	100,000	$97,069
Rallye SA, Series COFP, 5.520%, due 02/28/32[3]	EUR	800,000	114,470
SEG Holding LLC/SEG Finance Corp. 5.625%, due 10/15/28[2]		250,000	225,013
Sigma Holdco BV 5.750%, due 05/15/26[3]	EUR	625,000	395,469
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./ Simmons Feed 4.625%, due 03/01/29[2]		175,000	159,768
United Natural Foods, Inc. 6.750%, due 10/15/28[2]		50,000	50,313
US Foods, Inc. 4.750%, due 02/15/29[2]		200,000	186,687
6.250%, due 04/15/25[2]		100,000	101,875
			6,017,262
Food service—0.2%
Aramark Services, Inc. 5.000%, due 04/01/25[2]		75,000	74,796
5.000%, due 02/01/28[2]		100,000	97,700
6.375%, due 05/01/25[2]		175,000	175,322
TKC Holdings, Inc. 10.500%, due 05/15/29[2]		100,000	88,750
			436,568
Forest products & paper—0.1%
Appcion Esc 9.000%, due 06/01/25[4,5,9]		650,000	6,500
Domtar Corp. 6.750%, due 10/01/28[2]		83,000	76,523
Glatfelter Corp. 4.750%, due 11/15/29[2]		75,000	51,094
Mercer International, Inc. 5.125%, due 02/01/29		150,000	140,437
			274,554
Gas—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		50,000	50,274
5.750%, due 05/20/27		150,000	151,050
UGI International LLC 2.500%, due 12/01/29[2]	EUR	125,000	94,058
			295,382
Hand & machine tools—0.1%
Werner FinCo LP/Werner FinCo, Inc. 8.750%, due 07/15/25[2]		200,000	178,000
Healthcare-products—0.5%
Avantor Funding, Inc. 3.875%, due 07/15/28[3]	EUR	100,000	94,833
3.875%, due 11/01/29[2]		150,000	138,078
4.625%, due 07/15/28[2]		275,000	264,748
	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-products—(concluded)
Garden Spinco Corp. 8.625%, due 07/20/30[2]		25,000	$26,251
Medline Borrower LP 3.875%, due 04/01/29[2]		482,000	435,607
5.250%, due 10/01/29[2]		350,000	316,312
			1,275,829
Healthcare-services—3.2%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[2]		100,000	96,905
5.500%, due 07/01/28[2]		125,000	123,431
AHP Health Partners, Inc. 5.750%, due 07/15/29[2]		75,000	55,649
Air Methods Corp. 8.000%, due 05/15/25[2]		175,000	116,421
Catalent Pharma Solutions, Inc. 2.375%, due 03/01/28[3]	EUR	450,000	400,500
Centene Corp. 2.450%, due 07/15/28		75,000	67,125
2.500%, due 03/01/31		100,000	85,791
2.625%, due 08/01/31		25,000	21,318
3.000%, due 10/15/30		750,000	669,405
3.375%, due 02/15/30		125,000	113,595
4.250%, due 12/15/27		375,000	368,442
4.625%, due 12/15/29		25,000	24,656
Charles River Laboratories International, Inc. 4.000%, due 03/15/31[2]		82,000	75,023
CHS/Community Health Systems, Inc. 4.750%, due 02/15/31[2]		350,000	281,750
5.250%, due 05/15/30[2]		300,000	252,000
5.625%, due 03/15/27[2]		175,000	155,531
6.000%, due 01/15/29[2]		100,000	87,250
6.125%, due 04/01/30[2]		150,000	80,195
6.875%, due 04/01/28[2]		98,000	54,362
6.875%, due 04/15/29[2]		275,000	152,625
8.000%, due 03/15/26[2]		250,000	238,750
8.000%, due 12/15/27[2]		250,000	237,500
DaVita, Inc. 3.750%, due 02/15/31[2]		375,000	285,000
4.625%, due 06/01/30[2]		350,000	287,000
Encompass Health Corp. 4.750%, due 02/01/30		125,000	115,295
Envision Healthcare Corp. 8.750%, due 10/15/26[2]		200,000	66,875
IQVIA, Inc. 5.000%, due 05/15/27[2]		225,000	225,363
Legacy LifePoint Health LLC 6.750%, due 04/15/25[2]		100,000	97,914
LifePoint Health, Inc. 5.375%, due 01/15/29[2]		100,000	77,160
ModivCare Escrow Issuer, Inc. 5.000%, due 10/01/29[2]		75,000	68,625
Molina Healthcare, Inc. 3.875%, due 11/15/30[2]		200,000	184,764
3.875%, due 05/15/32[2]		300,000	275,634
4.375%, due 06/15/28[2]		150,000	144,375

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
Pediatrix Medical Group, Inc. 5.375%, due 02/15/30[2]	50,000	$46,125
Prime Healthcare Services, Inc. 7.250%, due 11/01/25[2]	150,000	131,919
Rede D'or Finance Sarl 4.500%, due 01/22/30[3]	364,000	311,675
RP Escrow Issuer LLC 5.250%, due 12/15/25[2]	100,000	89,917
Select Medical Corp. 6.250%, due 08/15/26[2]	150,000	150,195
Tenet Healthcare Corp. 4.250%, due 06/01/29[2]	25,000	23,250
4.375%, due 01/15/30[2]	150,000	139,338
4.625%, due 09/01/24[2]	125,000	123,636
4.875%, due 01/01/26[2]	125,000	123,113
5.125%, due 11/01/27[2]	175,000	172,375
6.125%, due 10/01/28[2]	800,000	780,000
6.125%, due 06/15/30[2]	150,000	151,518
		7,829,290
Holding companies-divers—0.4%
KOC Holding AS 5.250%, due 03/15/23[3]	500,000	487,281
6.500%, due 03/11/25[2]	200,000	180,725
6.500%, due 03/11/25[3]	400,000	361,450
		1,029,456
Home builders—1.3%
Adams Homes, Inc. 7.500%, due 02/15/25[2]	150,000	131,250
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.625%, due 08/01/29[2]	75,000	58,136
4.625%, due 04/01/30[2]	150,000	113,890
6.625%, due 01/15/28[2]	100,000	87,492
Beazer Homes USA, Inc. 5.875%, due 10/15/27	50,000	44,028
6.750%, due 03/15/25	225,000	215,025
7.250%, due 10/15/29	100,000	91,189
Brookfield Residential Properties, Inc./ Brookfield Residential U.S. LLC 4.875%, due 02/15/30[2]	100,000	77,488
5.000%, due 06/15/29[2]	125,000	96,062
Century Communities, Inc. 3.875%, due 08/15/29[2]	75,000	63,857
Empire Communities Corp. 7.000%, due 12/15/25[2]	125,000	109,062
Forestar Group, Inc. 3.850%, due 05/15/26[2]	100,000	88,391
5.000%, due 03/01/28[2]	175,000	153,522
Installed Building Products, Inc. 5.750%, due 02/01/28[2]	150,000	137,511
KB Home 4.000%, due 06/15/31	125,000	105,290
6.875%, due 06/15/27	100,000	103,440
7.250%, due 07/15/30	75,000	75,375
	Face amount[1]		Value
Corporate bonds—(continued)
Home builders—(concluded)
LGI Homes, Inc. 4.000%, due 07/15/29[2]		50,000	$41,181
Maison Finco PLC 6.000%, due 10/31/27[3]	GBP	350,000	313,279
Mattamy Group Corp. 4.625%, due 03/01/30[2]		150,000	120,405
Meritage Homes Corp. 6.000%, due 06/01/25		290,000	294,170
Picasso Finance Sub, Inc. 6.125%, due 06/15/25[2]		60,000	60,779
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[2]		100,000	83,825
4.750%, due 04/01/29[2]		125,000	101,849
STL Holding Co. LLC 7.500%, due 02/15/26[2]		125,000	110,279
Thor Industries, Inc. 4.000%, due 10/15/29[2]		75,000	60,764
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875%, due 06/15/24		25,000	25,169
Tri Pointe Homes, Inc. 5.700%, due 06/15/28		75,000	71,728
Winnebago Industries, Inc. 6.250%, due 07/15/28[2]		200,000	190,882
			3,225,318
Home furnishings—0.0%†
Tempur Sealy International, Inc. 4.000%, due 04/15/29[2]		125,000	107,695
Household products/wares—0.3%
Central Garden & Pet Co. 4.125%, due 10/15/30		75,000	65,019
4.125%, due 04/30/31[2]		100,000	86,094
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 5.000%, due 12/31/26[2]		50,000	42,902
7.000%, due 12/31/27[2]		75,000	56,836
Spectrum Brands, Inc. 4.000%, due 10/01/26[2]	EUR	325,000	313,317
4.000%, due 10/01/26[3]	EUR	100,000	96,405
5.500%, due 07/15/30[2]		50,000	45,044
5.750%, due 07/15/25		5,000	4,976
			710,593
Housewares—0.3%
Newell Brands, Inc. 4.450%, due 04/01/26[11]		400,000	394,864
5.625%, due 04/01/36[11]		225,000	207,306
5.750%, due 04/01/46[11]		50,000	42,819
Scotts Miracle-Gro Co. 4.000%, due 04/01/31		175,000	144,375
4.375%, due 02/01/32		50,000	41,000
			830,364

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Insurance—0.6%
Acrisure LLC/Acrisure Finance, Inc. 7.000%, due 11/15/25[2]		375,000	$360,000
10.125%, due 08/01/26[2]		25,000	25,331
AssuredPartners, Inc. 5.625%, due 01/15/29[2]		75,000	66,750
7.000%, due 08/15/25[2]		50,000	49,272
BroadStreet Partners, Inc. 5.875%, due 04/15/29[2]		75,000	64,160
HUB International Ltd. 5.625%, due 12/01/29[2]		25,000	22,150
MGIC Investment Corp. 5.250%, due 08/15/28		325,000	312,812
NMI Holdings, Inc. 7.375%, due 06/01/25[2]		175,000	177,207
Sagicor Financial Co. Ltd. 5.300%, due 05/13/28[2]		400,000	374,000
			1,451,682
Internet—1.1%
Arches Buyer, Inc. 4.250%, due 06/01/28[2]		125,000	106,927
B2W Digital Lux Sarl 4.375%, due 12/20/30[2]		200,000	149,800
Cogent Communications Group, Inc. 7.000%, due 06/15/27[2]		125,000	125,481
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.500%, due 03/01/29[2]		75,000	66,767
5.250%, due 12/01/27[2]		250,000	243,835
Iliad SA 1.875%, due 02/11/28[3]	EUR	100,000	87,900
2.375%, due 06/17/26[3]	EUR	200,000	191,992
Match Group Holdings II LLC 4.125%, due 08/01/30[2]		100,000	89,452
Match Group Holdings II LLC 4.625%, due 06/01/28[2]		100,000	94,698
5.000%, due 12/15/27[2]		75,000	72,799
MercadoLibre, Inc. 3.125%, due 01/14/31		300,000	231,806
Millennium Escrow Corp. 6.625%, due 08/01/26[2]		100,000	78,459
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.750%, due 04/30/27[2]		50,000	43,427
Twitter, Inc. 3.875%, due 12/15/27[2]		50,000	47,575
5.000%, due 03/01/30[2]		300,000	289,579
Uber Technologies, Inc. 4.500%, due 08/15/29[2]		250,000	223,445
6.250%, due 01/15/28[2]		125,000	122,941
7.500%, due 05/15/25[2]		25,000	25,392
7.500%, due 09/15/27[2]		100,000	101,250
8.000%, due 11/01/26[2]		300,000	305,431
	Face amount[1]		Value
Corporate bonds—(continued)
Internet—(concluded)
United Group BV 3 mo. Euribor + 3.250%, 3.250%, due 02/15/26[2,12]	EUR	100,000	$88,918
			2,787,874
Investment companies—0.6%
Compass Group Diversified Holdings LLC 5.000%, due 01/15/32[2]		75,000	57,563
5.250%, due 04/15/29[2]		125,000	110,315
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.375%, due 02/01/29		125,000	112,488
4.750%, due 09/15/24		425,000	417,031
5.250%, due 05/15/27		475,000	455,962
6.250%, due 05/15/26		300,000	298,248
6.375%, due 12/15/25		25,000	24,947
			1,476,554
Iron & steel—1.0%
ABJA Investment Co. Pte Ltd. 5.450%, due 01/24/28[3]		300,000	293,250
ATI, Inc. 4.875%, due 10/01/29		75,000	64,174
5.125%, due 10/01/31		100,000	82,069
5.875%, due 12/01/27[6]		150,000	140,160
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.750%, due 07/15/26[2]		175,000	145,374
Big River Steel LLC/BRS Finance Corp. 6.625%, due 01/31/29[2]		140,000	143,386
Carpenter Technology Corp. 6.375%, due 07/15/28		200,000	185,878
Cleveland-Cliffs, Inc. 4.875%, due 03/01/31[2,6]		100,000	92,915
5.875%, due 06/01/27		225,000	223,942
6.750%, due 03/15/26[2]		100,000	103,000
Commercial Metals Co. 4.125%, due 01/15/30		50,000	43,845
4.375%, due 03/15/32		50,000	42,857
CSN Inova Ventures 6.750%, due 01/28/28[3]		250,000	231,750
JSW Steel Ltd. 5.050%, due 04/05/32[2]		200,000	156,000
Mineral Resources Ltd. 8.000%, due 11/01/27[2]		300,000	304,807
8.125%, due 05/01/27[2]		148,000	146,980
8.500%, due 05/01/30[2]		75,000	75,938
TMS International Corp. 6.250%, due 04/15/29[2]		75,000	49,995
United States Steel Corp. 6.875%, due 03/01/29		25,000	24,011
			2,550,331
IT services—0.1%
Carnelian Pt Holdings LP Sb Pik 1 5.000%, due 06/30/28		14,852	148,515

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Leisure time—3.5%
Carnival Corp. 5.750%, due 03/01/27[2]		2,550,000	$2,043,965
6.000%, due 05/01/29[2]		775,000	596,626
6.650%, due 01/15/28		100,000	70,677
7.625%, due 03/01/26[2]		500,000	430,127
7.625%, due 03/01/26[3]	EUR	300,000	267,821
10.500%, due 02/01/26[2]		250,000	262,505
Carnival PLC 1.000%, due 10/28/29	EUR	700,000	405,294
Codere New Holdco SA 3.000%, due 11/30/27[4]	EUR	121,120	103,056
Deuce Finco PLC 5.500%, due 06/15/27[2]	GBP	125,000	128,630
5.500%, due 06/15/27[3]	GBP	100,000	102,904
Life Time, Inc. 5.750%, due 01/15/26[2]		250,000	235,005
8.000%, due 04/15/26[2]		875,000	824,687
Lindblad Expeditions LLC 6.750%, due 02/15/27[2]		50,000	45,868
MajorDrive Holdings IV LLC 6.375%, due 06/01/29[2]		175,000	131,934
NCL Corp. Ltd. 3.625%, due 12/15/24[2]		75,000	64,500
5.875%, due 03/15/26[2]		475,000	387,396
7.750%, due 02/15/29[2]		75,000	60,120
NCL Finance Ltd. 6.125%, due 03/15/28[2]		125,000	96,629
Pinnacle Bidco PLC 5.500%, due 02/15/25[2]	EUR	100,000	96,073
5.500%, due 02/15/25[3]	EUR	275,000	264,200
Royal Caribbean Cruises Ltd. 3.700%, due 03/15/28		150,000	103,846
4.250%, due 07/01/26[2]		75,000	58,871
5.250%, due 11/15/22		175,000	173,656
5.375%, due 07/15/27[2]		600,000	465,000
5.500%, due 08/31/26[2]		75,000	59,231
5.500%, due 04/01/28[2]		375,000	280,984
7.500%, due 10/15/27		50,000	39,687
9.125%, due 06/15/23[2]		25,000	25,378
11.500%, due 06/01/25[2]		25,000	26,780
Viking Cruises Ltd. 5.875%, due 09/15/27[2]		350,000	284,438
6.250%, due 05/15/25[2]		75,000	67,125
13.000%, due 05/15/25[2]		150,000	158,850
Viking Ocean Cruises Ship VII, Ltd. 5.625%, due 02/15/29[2]		75,000	64,774
VOC Escrow Ltd. 5.000%, due 02/15/28[2]		150,000	133,500
			8,560,137
Lodging—1.2%
Accor SA (fixed, converts to FRN on 04/30/25), 2.625%, due 01/30/25[3,8]	EUR	400,000	344,747
Boyd Gaming Corp. 4.750%, due 12/01/27		50,000	48,045
	Face amount[1]		Value
Corporate bonds—(continued)
Lodging—(concluded)
Fortune Star BVI Ltd. 3.950%, due 10/02/26[3]	EUR	325,000	$162,761
6.850%, due 07/02/24[3]		200,000	137,000
Full House Resorts, Inc. 8.250%, due 02/15/28[2]		250,000	203,512
Hilton Domestic Operating Co., Inc. 3.625%, due 02/15/32[2]		200,000	172,500
3.750%, due 05/01/29[2]		75,000	68,062
4.000%, due 05/01/31[2]		325,000	291,733
4.875%, due 01/15/30		100,000	97,125
5.750%, due 05/01/28[2]		125,000	125,728
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower ESC 4.875%, due 07/01/31[2]		200,000	168,000
5.000%, due 06/01/29[2]		275,000	243,327
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875%, due 04/01/27		25,000	24,563
MGM Resorts International 4.750%, due 10/15/28		325,000	294,554
5.500%, due 04/15/27		75,000	72,750
Station Casinos LLC 4.625%, due 12/01/31[2]		25,000	21,820
Travel + Leisure Co. 4.625%, due 03/01/30[2]		75,000	61,441
6.625%, due 07/31/26[2]		200,000	203,403
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[2]		250,000	231,875
			2,972,946
Machinery-construction & mining—0.1%
BWX Technologies, Inc. 4.125%, due 04/15/29[2]		75,000	70,433
Manitowoc Co., Inc. 9.000%, due 04/01/26[2]		75,000	69,747
Terex Corp. 5.000%, due 05/15/29[2]		150,000	133,857
			274,037
Machinery-diversified—0.5%
Galapagos SA, 5.375% 06/15/2021, 5.375%, due 06/15/21[3,10]	EUR	27,500	141
Husky III Holding Ltd. 13.000% Cash or 13.750% PIK, 13.000%, due 02/15/25[2,7]		75,000	73,005
JPW Industries Holding Corp. 9.000%, due 10/01/24[2]		150,000	135,750
Novafives SAS 5.000%, due 06/15/25[3]	EUR	175,000	126,573
OT Merger Corp. 7.875%, due 10/15/29[2]		50,000	35,000

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Machinery-diversified—(concluded)
Selecta Group BV 3.500% Cash or 4.500% PIK, 8.000%, due 04/01/26[2,7]	EUR	203,288	$190,027
3.500% Cash or 4.500% PIK, 8.000%, due 04/01/26[3,7]	EUR	18,527	17,318
10.000%, due 07/01/26[2,7]	EUR	76,813	68,583
9.250% Cash or 10.000% PIK, 10.000%, due 07/01/26[3,7]	EUR	267,908	239,202
Titan Acquisition Ltd./Titan Co-Borrower LLC 7.750%, due 04/15/26[2]		300,000	268,500
			1,154,099
Media—5.8%
Altice Financing SA 2.250%, due 01/15/25[3]	EUR	325,000	309,160
4.250%, due 08/15/29[2]	EUR	225,000	196,929
4.250%, due 08/15/29[3]	EUR	150,000	131,286
5.000%, due 01/15/28[2]		200,000	176,144
AMC Networks, Inc. 4.250%, due 02/15/29		150,000	131,951
Audacy Capital Corp. 6.750%, due 03/31/29[2]		75,000	36,187
Cable Onda SA 4.500%, due 01/30/30[2]		300,000	267,375
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[2]		325,000	281,937
4.250%, due 01/15/34[2]		525,000	433,668
4.500%, due 05/01/32		700,000	605,199
4.500%, due 06/01/33[2]		675,000	570,375
4.750%, due 03/01/30[2]		325,000	295,750
4.750%, due 02/01/32[2]		950,000	838,969
5.000%, due 02/01/28[2]		200,000	193,000
5.375%, due 06/01/29[2]		50,000	47,647
CSC Holdings LLC 4.500%, due 11/15/31[2]		400,000	340,000
4.625%, due 12/01/30[2]		900,000	684,000
5.000%, due 11/15/31[2]		200,000	150,488
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, due 08/15/26[2]		250,000	55,000
6.625%, due 08/15/27[2]		125,000	11,563
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.875%, due 08/15/27[2]		625,000	582,244
DISH DBS Corp. 5.125%, due 06/01/29		150,000	97,867
5.250%, due 12/01/26[2]		275,000	237,875
5.750%, due 12/01/28[2]		225,000	182,531
5.875%, due 11/15/24		50,000	45,996
7.375%, due 07/01/28		200,000	142,554
GCI LLC 4.750%, due 10/15/28[2]		150,000	136,710
Gray Escrow II, Inc. 5.375%, due 11/15/31[2]		250,000	220,625
Gray Television, Inc. 4.750%, due 10/15/30[2]		350,000	300,898
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(continued)
iHeartCommunications, Inc. 4.750%, due 01/15/28[2]		75,000	$67,378
5.250%, due 08/15/27[2]		125,000	114,275
6.375%, due 05/01/26		130,291	126,786
McGraw-Hill Education, Inc. 8.000%, due 08/01/29[2]		125,000	105,000
Midcontinent Communications/Midcontinent Finance Corp. 5.375%, due 08/15/27[2]		125,000	118,125
News Corp. 3.875%, due 05/15/29[2]		275,000	253,663
5.125%, due 02/15/32[2]		125,000	119,375
Nexstar Media, Inc. 4.750%, due 11/01/28[2]		150,000	139,875
5.625%, due 07/15/27[2]		200,000	200,558
RCS & RDS SA 3.250%, due 02/05/28[3]	EUR	300,000	241,038
Scripps Escrow II, Inc. 5.375%, due 01/15/31[2]		50,000	41,875
Scripps Escrow, Inc. 5.875%, due 07/15/27[2]		75,000	71,849
Sinclair Television Group, Inc. 4.125%, due 12/01/30[2]		125,000	106,266
5.125%, due 02/15/27[2]		150,000	133,993
5.500%, due 03/01/30[2]		50,000	39,922
Sirius XM Radio, Inc. 3.125%, due 09/01/26[2]		400,000	377,028
3.875%, due 09/01/31[2]		550,000	478,500
4.000%, due 07/15/28[2]		275,000	255,475
5.000%, due 08/01/27[2]		75,000	74,383
5.500%, due 07/01/29[2]		200,000	196,500
Summer BidCo BV 9.000% Cash or 9.750% PIK, 9.000%, due 11/15/25[2,7]	EUR	269,148	223,752
9.000% Cash or 9.750% PIK, 9.000%, due 11/15/25[3,7]	EUR	219,975	182,289
TEGNA, Inc. 4.625%, due 03/15/28		175,000	170,927
5.000%, due 09/15/29		100,000	97,756
Univision Communications, Inc. 4.500%, due 05/01/29[2]		475,000	429,146
5.125%, due 02/15/25[2]		50,000	48,625
6.625%, due 06/01/27[2]		100,000	100,250
7.375%, due 06/30/30[2]		25,000	25,315
UPC Broadband Finco BV 4.875%, due 07/15/31[2]		400,000	353,664
UPC Holding BV 3.875%, due 06/15/29[3]	EUR	100,000	86,315
UPCB Finance VII Ltd. 3.625%, due 06/15/29[3]	EUR	250,000	223,893
Videotron Ltd. 3.625%, due 06/15/29[2]		100,000	87,252
Virgin Media Finance PLC 5.000%, due 07/15/30[2]		200,000	169,431
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[3]	GBP	200,000	230,164

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
Virgin Media Vendor Financing Notes III DAC 4.875%, due 07/15/28[3]	GBP	100,000	$105,949
VZ Vendor Financing II BV 2.875%, due 01/15/29[2]	EUR	300,000	246,531
2.875%, due 01/15/29[3]	EUR	150,000	123,265
Ziggo Bond Co. BV 6.000%, due 01/15/27[2]		350,000	336,997
			14,207,313
Metal fabricate/hardware—0.1%
Advanced Drainage Systems, Inc. 5.000%, due 09/30/27[2]		75,000	73,500
Park-Ohio Industries, Inc. 6.625%, due 04/15/27		175,000	139,562
Roller Bearing Co. of America, Inc. 4.375%, due 10/15/29[2]		75,000	67,991
			281,053
Mining—1.8%
Alcoa Nederland Holding BV 4.125%, due 03/31/29[2]		200,000	188,130
Arconic Corp. 6.000%, due 05/15/25[2]		100,000	100,728
6.125%, due 02/15/28[2]		25,000	24,986
China Hongqiao Group Ltd. 6.250%, due 06/08/24[3]		200,000	178,098
Coeur Mining, Inc. 5.125%, due 02/15/29[2,6]		100,000	67,125
Compass Minerals International, Inc. 6.750%, due 12/01/27[2]		25,000	24,031
Constellium SE 3.125%, due 07/15/29[2]	EUR	175,000	140,583
3.125%, due 07/15/29[3]	EUR	300,000	240,999
3.750%, due 04/15/29[2]		250,000	213,125
First Quantum Minerals Ltd. 6.500%, due 03/01/24[2]		600,000	596,286
6.875%, due 10/15/27[2]		200,000	189,000
7.500%, due 04/01/25[3]		400,000	395,700
FMG Resources August 2006 Pty Ltd. 4.375%, due 04/01/31[2]		300,000	260,434
5.875%, due 04/15/30[2]		25,000	23,848
6.125%, due 04/15/32[2]		100,000	95,050
Freeport-McMoRan, Inc. 4.125%, due 03/01/28		50,000	47,210
4.375%, due 08/01/28		275,000	260,821
5.250%, due 09/01/29		100,000	98,205
IAMGOLD Corp. 5.750%, due 10/15/28[2]		100,000	57,990
Kaiser Aluminum Corp. 4.625%, due 03/01/28[2]		125,000	106,801
Novelis Corp. 3.250%, due 11/15/26[2]		100,000	93,056
4.750%, due 01/30/30[2]		100,000	92,503
Novelis Sheet Ingot GmbH 3.375%, due 04/15/29[3]	EUR	475,000	406,730
	Face amount[1]	Value
Corporate bonds—(continued)
Mining—(concluded)
Petra Diamonds US Treasury PLC 6.592% Cash or 3.908% PIK, 10.500%, due 03/08/26[2,7]	115,506	$111,752
Taseko Mines Ltd. 7.000%, due 02/15/26[2]	100,000	79,824
Vedanta Resources Finance II PLC 13.875%, due 01/21/24[2]	200,000	171,912
		4,264,927
Miscellaneous manufacturers—0.1%
FXI Holdings, Inc. 7.875%, due 11/01/24[2]	25,000	21,563
12.250%, due 11/15/26[2]	194,000	171,690
LSB Industries, Inc. 6.250%, due 10/15/28[2]	25,000	22,677
		215,930
Office & business equipment—0.2%
CDW LLC/CDW Finance Corp. 3.250%, due 02/15/29	75,000	64,499
4.125%, due 05/01/25	75,000	72,763
Xerox Holdings Corp. 5.000%, due 08/15/25[2]	175,000	169,140
5.500%, due 08/15/28[2]	150,000	133,623
		440,025
Oil & gas—10.7%
Aethon United BR LP/Aethon United Finance Corp. 8.250%, due 02/15/26[2]	175,000	180,871
Antero Resources Corp. 5.375%, due 03/01/30[2]	25,000	24,563
7.625%, due 02/01/29[2]	83,000	87,461
Apache Corp. 4.750%, due 04/15/43	75,000	61,422
5.100%, due 09/01/40	125,000	111,171
5.350%, due 07/01/49	125,000	104,338
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 8.250%, due 12/31/28[2]	50,000	48,723
9.000%, due 11/01/27[2]	150,000	181,695
Athabasca Oil Corp. 9.750%, due 11/01/26[2]	211,000	213,637
Callon Petroleum Co. 7.500%, due 06/15/30[2]	50,000	47,955
8.000%, due 08/01/28[2]	75,000	75,938
8.250%, due 07/15/25	25,000	25,005
Centennial Resource Production LLC 5.375%, due 01/15/26[2]	150,000	137,462
Chesapeake Energy Corp. 5.875%, due 02/01/29[2]	150,000	150,769
6.750%, due 04/15/29[2]	150,000	155,377
Chord Energy Corp. 6.375%, due 06/01/26[2]	75,000	73,875
Citgo Holding, Inc. 9.250%, due 08/01/24[2]	250,000	248,750

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
CITGO Petroleum Corp. 7.000%, due 06/15/25[2]		150,000	$147,742
Civitas Resources, Inc. 5.000%, due 10/15/26[2]		225,000	211,342
CNX Resources Corp. 6.000%, due 01/15/29[2]		175,000	170,187
7.250%, due 03/14/27[2]		275,000	278,472
Colgate Energy Partners III LLC 5.875%, due 07/01/29[2]		100,000	91,533
Comstock Resources, Inc. 5.875%, due 01/15/30[2]		200,000	187,904
6.750%, due 03/01/29[2]		125,000	123,750
CrownRock LP/CrownRock Finance, Inc. 5.000%, due 05/01/29[2]		25,000	23,222
5.625%, due 10/15/25[2]		200,000	199,704
Earthstone Energy Holdings LLC 8.000%, due 04/15/27[2]		25,000	23,883
Ecopetrol SA 4.625%, due 11/02/31		350,000	286,125
5.375%, due 06/26/26		750,000	723,187
5.875%, due 05/28/45		300,000	225,375
Energean Israel Finance Ltd. 4.875%, due 03/30/26[2,3]		300,000	273,750
5.375%, due 03/30/28[2,3]		75,000	66,000
5.875%, due 03/30/31[2,3]		75,000	64,125
EnQuest PLC 7.000%, due 10/15/23[3,7]	GBP	249,000	292,619
Ensign Drilling, Inc. 9.250%, due 04/15/24[2]		100,000	92,958
EQT Corp. 3.125%, due 05/15/26[2]		75,000	72,017
3.900%, due 10/01/27		50,000	48,642
6.625%, due 02/01/25[11]		100,000	104,122
7.500%, due 02/01/30[11]		100,000	109,487
Geopark Ltd. 5.500%, due 01/17/27[2]		500,000	426,656
Global Marine, Inc. 7.000%, due 06/01/28		100,000	47,406
Gulfport Energy Corp. 2.000%, due 10/15/24		50,000	5
3.000%, due 05/15/25		100,000	10
3.000%, due 01/15/26		175,000	18
8.000%, due 05/17/26		4,226	4,246
8.000%, due 05/17/26[2]		220,052	221,115
Hilcorp Energy I LP/Hilcorp Finance Co. 6.000%, due 04/15/30[2]		100,000	90,750
6.000%, due 02/01/31[2]		200,000	183,188
6.250%, due 11/01/28[2]		75,000	72,633
6.250%, due 04/15/32[2]		100,000	90,065
Ithaca Energy North Sea PLC 9.000%, due 07/15/26[2]		200,000	193,984
KazMunayGas National Co. JSC 3.500%, due 04/14/33[2]		200,000	150,300
4.750%, due 04/19/27[3]		250,000	223,250
Laredo Petroleum, Inc. 9.500%, due 01/15/25		650,000	665,964
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Leviathan Bond Ltd. 6.125%, due 06/30/25[2,3]	75,000	$73,608
6.500%, due 06/30/27[2,3]	300,000	289,650
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6.000%, due 08/01/26[2]	175,000	166,768
Matador Resources Co. 5.875%, due 09/15/26	250,000	254,375
MC Brazil Downstream Trading SARL 7.250%, due 06/30/31[3]	200,000	160,000
Medco Laurel Tree Pte Ltd. 6.950%, due 11/12/28[2]	400,000	340,000
MEG Energy Corp. 5.875%, due 02/01/29[2]	175,000	166,250
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[2]	100,000	90,982
Murphy Oil Corp. 5.750%, due 08/15/25	250,000	250,625
6.375%, due 07/15/28	150,000	149,725
Nabors Industries Ltd. 7.250%, due 01/15/26[2]	75,000	68,063
7.500%, due 01/15/28[2]	150,000	130,485
Nabors Industries, Inc. 5.750%, due 02/01/25	250,000	228,860
7.375%, due 05/15/27[2]	100,000	99,000
Noble Finance Co. 11.000% Cash or 15.000% PIK, 15.000%, due 02/15/28[2,7]	2,757	2,971
Northern Oil and Gas, Inc. 8.125%, due 03/01/28[2]	350,000	338,625
Occidental Petroleum Corp. 5.550%, due 03/15/26	325,000	333,937
5.875%, due 09/01/25	175,000	178,281
6.125%, due 01/01/31	25,000	26,792
6.375%, due 09/01/28	25,000	26,791
6.450%, due 09/15/36	100,000	111,213
6.600%, due 03/15/46	300,000	331,500
6.625%, due 09/01/30	575,000	637,902
6.950%, due 07/01/24	75,000	78,705
7.125%, due 10/15/27	50,000	52,275
7.500%, due 05/01/31	400,000	463,812
7.875%, due 09/15/31	150,000	173,625
8.000%, due 07/15/25	75,000	82,529
8.500%, due 07/15/27	175,000	199,937
8.875%, due 07/15/30	25,000	29,938
Ovintiv, Inc. 8.125%, due 09/15/30	125,000	144,185
Parkland Corp. 4.500%, due 10/01/29[2]	250,000	219,467
4.625%, due 05/01/30[2]	100,000	89,480
5.875%, due 07/15/27[2]	150,000	146,250
PBF Holding Co. LLC/PBF Finance Corp. 6.000%, due 02/15/28	225,000	204,187
7.250%, due 06/15/25	25,000	24,661
PDC Energy, Inc. 5.750%, due 05/15/26	75,000	73,313

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Penn Virginia Holdings LLC 9.250%, due 08/15/26[2]		175,000	$172,375
Petrobras Global Finance BV 5.093%, due 01/15/30		500,000	481,975
5.600%, due 01/03/31		170,000	165,856
5.750%, due 02/01/29		275,000	276,341
5.999%, due 01/27/28		200,000	204,490
6.750%, due 06/03/50		500,000	463,900
6.850%, due 06/05/15		200,000	177,600
6.900%, due 03/19/49		125,000	118,773
Petroleos Mexicanos 2.750%, due 04/21/27[3]	EUR	575,000	457,949
3.750%, due 04/16/26[3]	EUR	100,000	88,407
4.625%, due 09/21/23		425,000	419,900
4.750%, due 02/26/29[3]	EUR	375,000	299,908
5.950%, due 01/28/31		300,000	231,750
6.500%, due 03/13/27		510,000	460,734
6.500%, due 06/02/41		1,250,000	849,687
6.625%, due 06/15/35		477,000	347,304
6.750%, due 09/21/47		179,000	121,407
6.840%, due 01/23/30		725,000	610,733
6.875%, due 10/16/25		935,000	914,336
6.950%, due 01/28/60		250,000	168,750
7.690%, due 01/23/50		1,150,000	833,750
Precision Drilling Corp. 6.875%, due 01/15/29[2]		100,000	89,568
7.125%, due 01/15/26[2]		200,000	185,338
Range Resources Corp. 8.250%, due 01/15/29		150,000	160,633
Rockcliff Energy II LLC 5.500%, due 10/15/29[2]		100,000	96,597
Sanchez Energy Corp. 6.125%, due 01/15/23[9]		350,000	6,125
7.750%, due 06/15/21[9]		475,000	8,313
Shelf Drilling Holdings Ltd. 8.250%, due 02/15/25[2]		200,000	144,475
8.875%, due 11/15/24[2]		100,000	98,000
SM Energy Co. 5.625%, due 06/01/25		200,000	196,750
6.750%, due 09/15/26		100,000	99,000
Southwestern Energy Co. 4.750%, due 02/01/32		100,000	93,250
5.375%, due 02/01/29		125,000	122,188
5.375%, due 03/15/30		100,000	98,394
5.950%, due 01/23/25[11]		34,000	34,413
8.375%, due 09/15/28		50,000	53,750
State Oil Co. of the Azerbaijan Republic 4.750%, due 03/13/23[3]		300,000	299,400
Sunoco LP/Sunoco Finance Corp. 4.500%, due 04/30/30		175,000	153,478
6.000%, due 04/15/27		150,000	149,242
Talos Production, Inc. 12.000%, due 01/15/26		75,000	79,875
Tap Rock Resources LLC 7.000%, due 10/01/26[2]		275,000	259,875
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Teine Energy Ltd. 6.875%, due 04/15/29[2]		125,000	$116,348
Transocean Guardian Ltd. 5.875%, due 01/15/24[2]		122,129	116,633
Transocean Poseidon Ltd. 6.875%, due 02/01/27[2]		93,750	86,016
Transocean Sentry Ltd. 5.375%, due 05/15/23[2]		74,735	71,185
Transocean, Inc. 7.250%, due 11/01/25[2]		125,000	90,000
7.500%, due 01/15/26[2]		25,000	17,000
7.500%, due 04/15/31		50,000	23,250
8.000%, due 02/01/27[2]		50,000	33,500
9.350%, due 12/15/41[11]		225,000	105,750
11.500%, due 01/30/27[2]		168,000	159,199
Vermilion Energy, Inc. 6.875%, due 05/01/30[2]		125,000	120,610
YPF SA 4.000%, due 02/12/26		150,000	118,500
6.950%, due 07/21/27[3]		300,000	166,500
8.500%, due 03/23/25		150,000	108,309
			26,180,904
Oil & gas services—0.4%
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[2]		175,000	158,359
6.875%, due 04/01/27[2]		75,000	69,998
Bristow Group, Inc. 6.875%, due 03/01/28[2]		175,000	155,347
Exterran Energy Solutions LP/EES Finance Corp. 8.125%, due 05/01/25		25,000	23,871
Nine Energy Service, Inc. 8.750%, due 11/01/23[2]		100,000	63,000
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26		100,000	93,728
6.875%, due 09/01/27		75,000	68,571
Weatherford International Ltd. 8.625%, due 04/30/30[2]		275,000	248,682
11.000%, due 12/01/24[2]		25,000	25,257
			906,813
Packaging & containers—2.4%
ARD Finance SA 5.000% Cash or 5.750% PIK, 5.000%, due 06/30/27[3,7]	EUR	600,000	458,093
6.500% Cash or 7.250% PIK, 6.500%, due 06/30/27[2,7]		400,000	302,712
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC 3.000%, due 09/01/29[3]	EUR	300,000	251,630
6.000%, due 06/15/27[2]		200,000	205,750

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, due 08/15/26[3]	EUR	700,000	$605,970
4.750%, due 07/15/27[3]	GBP	100,000	90,901
5.250%, due 08/15/27[2]		200,000	152,132
Ball Corp. 1.500%, due 03/15/27	EUR	100,000	92,496
3.125%, due 09/15/31		125,000	109,531
Canpack SA/Canpack US LLC 2.375%, due 11/01/27[3]	EUR	400,000	347,497
Clydesdale Acquisition Holdings, Inc. 6.625%, due 04/15/29[2]		25,000	25,243
Graphic Packaging International LLC 2.625%, due 02/01/29[2]	EUR	100,000	85,978
2.625%, due 02/01/29[3]	EUR	100,000	85,978
Guala Closures SpA 3.250%, due 06/15/28[3]	EUR	350,000	294,312
Intelligent Packaging Holdco Issuer LP 9.000% Cash or 9.7500% PIK, 9.000%, due 01/15/26[2,7]		75,000	66,058
Intelligent Packaging Ltd. Finco, Inc./ Intelligent Packaging Ltd. Co-Issuer LLC 6.000%, due 09/15/28[2]		200,000	166,995
Kleopatra Finco SARL 4.250%, due 03/01/26[3]	EUR	100,000	86,874
Kleopatra Holdings 2 SCA 6.500%, due 09/01/26[3]	EUR	350,000	243,623
Matthews International Corp. 5.250%, due 12/01/25[2]		75,000	68,531
Mauser Packaging Solutions Holding Co. 4.750%, due 04/15/24[3]	EUR	750,000	733,995
7.250%, due 04/15/25[2]		75,000	68,777
OI European Group BV 2.875%, due 02/15/25[3]	EUR	125,000	118,511
4.750%, due 02/15/30[2]		200,000	167,745
Owens-Brockway Glass Container, Inc. 5.375%, due 01/15/25[2]		100,000	93,937
6.375%, due 08/15/25[2]		25,000	23,899
6.625%, due 05/13/27[2]		38,000	36,549
Sealed Air Corp. 4.000%, due 12/01/27[2]		156,000	148,200
5.000%, due 04/15/29[2]		75,000	74,250
Trident TPI Holdings, Inc. 6.625%, due 11/01/25[2]		25,000	21,938
9.250%, due 08/01/24[2]		125,000	115,000
TriMas Corp. 4.125%, due 04/15/29[2]		150,000	132,750
Trivium Packaging Finance BV 5.500%, due 08/15/26[2]		200,000	197,000
Verallia SA 1.625%, due 05/14/28[3]	EUR	100,000	91,497
1.875%, due 11/10/31[3]	EUR	100,000	80,504
			5,844,856
	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—3.0%
Bausch Health Americas, Inc. 8.500%, due 01/31/27[2]		375,000	$236,850
9.250%, due 04/01/26[2]		25,000	17,375
Bausch Health Cos., Inc. 5.000%, due 01/30/28[2]		75,000	39,938
5.250%, due 01/30/30[2]		125,000	64,230
5.250%, due 02/15/31[2]		125,000	64,088
6.125%, due 02/01/27[2]		100,000	85,131
7.000%, due 01/15/28[2]		75,000	41,522
7.250%, due 05/30/29[2]		125,000	67,856
9.000%, due 12/15/25[2]		900,000	652,500
BellRing Brands, Inc. 7.000%, due 03/15/30[2]		200,000	193,500
Cheplapharm Arzneimittel GmbH 3.500%, due 02/11/27[3]	EUR	100,000	91,732
4.375%, due 01/15/28[2]	EUR	150,000	137,210
4.375%, due 01/15/28[3]	EUR	100,000	91,473
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 06/30/28[2]		279,000	18,135
9.500%, due 07/31/27[2]		215,000	51,600
Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc. 6.125%, due 04/01/29[2]		125,000	100,313
Grifols SA 1.625%, due 02/15/25[3]	EUR	150,000	147,016
3.200%, due 05/01/25[3]	EUR	100,000	97,336
Health & Happiness H&H International Holdings Ltd. 5.625%, due 10/24/24[3]		200,000	163,368
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%, due 09/01/25[2]		200,000	187,500
HLF Financing SARL LLC/Herbalife International, Inc. 4.875%, due 06/01/29[2]		25,000	18,464
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 10.000%, due 04/15/25[2]		200,000	194,000
10.000%, due 06/15/29[2]		110,000	67,100
Nidda Healthcare Holding GmbH 3.500%, due 09/30/24[3]	EUR	150,000	142,203
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, due 04/30/28[2]	EUR	405,000	376,676
4.125%, due 04/30/28[2]		200,000	189,100
5.125%, due 04/30/31[2]		200,000	187,250
Owens & Minor, Inc. 4.500%, due 03/31/29[2]		125,000	112,350
6.625%, due 04/01/30[2]		100,000	100,016
P&L Development LLC/PLD Finance Corp. 7.750%, due 11/15/25[2]		225,000	150,750
Par Pharmaceutical, Inc. 7.500%, due 04/01/27[2]		398,000	320,720
PRA Health Sciences, Inc. 2.875%, due 07/15/26[2]		200,000	189,418

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Prestige Brands, Inc. 3.750%, due 04/01/31[2]		25,000	$21,500
5.125%, due 01/15/28[2]		100,000	96,500
Teva Pharmaceutical Finance Netherlands II BV 1.625%, due 10/15/28[3]	EUR	300,000	240,367
1.875%, due 03/31/27[3]	EUR	225,000	197,091
4.375%, due 05/09/30	EUR	750,000	673,020
Teva Pharmaceutical Finance Netherlands III BV 4.100%, due 10/01/46		200,000	140,037
4.750%, due 05/09/27		200,000	187,930
6.000%, due 04/15/24		1,250,000	1,248,672
			7,401,837
Pipelines—3.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 06/15/29[2]		25,000	24,422
5.750%, due 03/01/27[2]		175,000	174,173
7.875%, due 05/15/26[2]		225,000	235,501
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[2]		125,000	124,671
Cheniere Energy Partners LP 3.250%, due 01/31/32		425,000	370,812
4.000%, due 03/01/31		450,000	418,135
Cheniere Energy, Inc. 4.625%, due 10/15/28		100,000	97,365
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500%, due 06/15/31[2]		500,000	473,855
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.000%, due 02/01/29[2]		250,000	227,755
DCP Midstream Operating LP 5.125%, due 05/15/29		200,000	195,831
5.375%, due 07/15/25		125,000	128,125
5.625%, due 07/15/27		75,000	77,250
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25		200,000	190,500
7.125%, due 06/01/28[2]		100,000	91,250
EnLink Midstream LLC 5.375%, due 06/01/29		150,000	142,437
5.625%, due 01/15/28[2]		25,000	24,267
EnLink Midstream Partners LP 4.400%, due 04/01/24		25,000	25,043
4.850%, due 07/15/26		150,000	148,420
5.050%, due 04/01/45		75,000	55,294
5.450%, due 06/01/47		125,000	95,261
5.600%, due 04/01/44		150,000	116,669
EQM Midstream Partners LP 4.500%, due 01/15/29[2]		200,000	179,000
4.750%, due 01/15/31[2]		225,000	203,265
5.500%, due 07/15/28		100,000	94,506
6.000%, due 07/01/25[2]		75,000	74,441
6.500%, due 07/01/27[2]		25,000	25,052
6.500%, due 07/15/48		25,000	21,000
	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(continued)
7.500%, due 06/01/27[2]	75,000	$76,643
7.500%, due 06/01/30[2]	75,000	77,184
Genesis Energy LP/Genesis Energy Finance Corp. 6.500%, due 10/01/25	25,000	24,222
7.750%, due 02/01/28	25,000	24,120
8.000%, due 01/15/27	25,000	24,500
Harvest Midstream I LP 7.500%, due 09/01/28[2]	250,000	238,830
Hess Midstream Operations LP 5.125%, due 06/15/28[2]	325,000	316,997
5.500%, due 10/15/30[2]	125,000	116,428
5.625%, due 02/15/26[2]	75,000	74,719
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[2]	150,000	138,308
6.375%, due 04/15/27[2]	125,000	123,763
Howard Midstream Energy Partners LLC 6.750%, due 01/15/27[2]	100,000	86,447
ITT Holdings LLC 6.500%, due 08/01/29[2]	150,000	128,903
Kinetik Holdings LP 5.875%, due 06/15/30[2]	125,000	126,974
New Fortress Energy, Inc. 6.500%, due 09/30/26[2]	50,000	47,353
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.500%, due 02/01/26[2]	300,000	274,071
NuStar Logistics LP 6.000%, due 06/01/26	75,000	73,726
6.375%, due 10/01/30	25,000	23,047
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23	375,000	375,351
Plains All American Pipeline LP, Series B, (fixed, converts to FRN on 11/15/22), 6.125%, due 11/15/22[8]	450,000	341,472
Rockies Express Pipeline LLC 4.800%, due 05/15/30[2]	50,000	42,000
4.950%, due 07/15/29[2]	25,000	21,965
6.875%, due 04/15/40[2]	100,000	84,750
7.500%, due 07/15/38[2]	25,000	22,438
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.000%, due 12/31/30[2]	125,000	112,656
6.000%, due 09/01/31[2]	100,000	90,100
7.500%, due 10/01/25[2]	100,000	100,209
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.000%, due 01/15/32	25,000	22,312
4.875%, due 02/01/31	225,000	211,516
5.000%, due 01/15/28	425,000	417,439
5.500%, due 03/01/30	100,000	98,843
Transportadora de Gas del Sur SA 6.750%, due 05/02/25[2]	600,000	481,425
6.750%, due 05/02/25[3]	150,000	120,356

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
Venture Global Calcasieu Pass LLC 3.875%, due 11/01/33[2]		250,000	$217,035
Western Midstream Operating LP 4.500%, due 03/01/28		125,000	120,625
4.750%, due 08/15/28		100,000	97,724
5.300%, due 03/01/48		225,000	197,312
5.450%, due 04/01/44		150,000	134,247
5.500%, due 08/15/48		75,000	65,385
			9,405,695
Real estate—2.0%
ADLER Group SA 2.250%, due 01/14/29[3]	EUR	200,000	104,736
Agile Group Holdings Ltd. (fixed, converts to FRN on 12/04/23), 8.375%, due 12/04/23[3,8]		400,000	76,324
Central Plaza Development Ltd. (fixed, converts to FRN on 11/14/24), 5.750%, due 11/14/24[3,8]		200,000	136,738
China SCE Group Holdings Ltd. 7.375%, due 04/09/24[3]		600,000	121,425
CIFI Holdings Group Co. Ltd. 5.250%, due 05/13/26[3]		200,000	69,000
6.550%, due 03/28/24[3,6]		200,000	88,000
Easy Tactic Ltd. 6.500% Cash or 7.500% PIK, 7.500%, due 07/11/28[7]		309,631	41,800
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, due 11/15/25[2]		125,000	106,250
Greenland Global Investment Ltd. 6.750%, due 09/26/23[3]		200,000	44,000
Greystar Real Estate Partners LLC 5.750%, due 12/01/25[2]		100,000	99,909
Howard Hughes Corp. 4.125%, due 02/01/29[2]		125,000	107,523
4.375%, due 02/01/31[2]		25,000	21,170
5.375%, due 08/01/28[2]		375,000	351,127
Kennedy-Wilson, Inc. 4.750%, due 02/01/30		75,000	64,457
KWG Group Holdings Ltd. 7.400%, due 03/05/24[3]		200,000	25,000
New Metro Global Ltd. 4.800%, due 12/15/24[3]		200,000	70,288
Pakuwon Jati Tbk PT 4.875%, due 04/29/28[3]		200,000	174,037
Peach Property Finance GmbH 4.375%, due 11/15/25[3]	EUR	550,000	472,162
PHM Group Holding Oy 4.750%, due 06/18/26[2,3]	EUR	275,000	252,732
Realogy Group LLC/Realogy Co-Issuer Corp. 5.250%, due 04/15/30[2]		200,000	159,520
5.750%, due 01/15/29[2]		550,000	449,152
RKPF Overseas 2019 A Ltd. 6.000%, due 09/04/25[3]		250,000	95,000
6.700%, due 09/30/24[3]		300,000	142,500
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—(concluded)
Ronshine China Holdings Ltd. 0.000%, due 06/09/23[3,10]		300,000	$24,000
Signa Development Finance SCS 5.500%, due 07/23/26[2]	EUR	300,000	221,223
5.500%, due 07/23/26[3]	EUR	300,000	221,223
Theta Capital Pte Ltd. 8.125%, due 01/22/25[3]		200,000	160,413
Times China Holdings Ltd. 6.200%, due 03/22/26[3]		200,000	20,000
6.750%, due 07/16/23[3]		200,000	31,000
Vivion Investments Sarl 3.500%, due 11/01/25[3]	EUR	600,000	543,138
Yango Justice International Ltd. 0.000%, due 04/15/23[3,10]		200,000	12,000
Yanlord Land HK Co. Ltd. 5.125%, due 05/20/26[3]		200,000	128,000
6.800%, due 02/27/24[3]		200,000	167,000
			4,800,847
Real estate investment trusts—2.0%
Blackstone Mortgage Trust, Inc. 3.750%, due 01/15/27[2]		225,000	200,250
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.500%, due 04/01/27[2]		50,000	43,655
CTR Partnership LP/CareTrust Capital Corp. 3.875%, due 06/30/28[2]		25,000	22,089
HAT Holdings I LLC/HAT Holdings II LLC 3.375%, due 06/15/26[2]		150,000	132,142
3.750%, due 09/15/30[2]		50,000	38,284
6.000%, due 04/15/25[2]		50,000	48,809
Iron Mountain Information Management Services, Inc. 5.000%, due 07/15/32[2]		400,000	360,658
Iron Mountain, Inc. 4.500%, due 02/15/31[2]		175,000	153,553
4.875%, due 09/15/29[2]		125,000	114,721
5.000%, due 07/15/28[2]		50,000	47,553
5.250%, due 07/15/30[2]		325,000	304,047
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.250%, due 02/01/27[2]		100,000	89,147
4.750%, due 06/15/29[2]		50,000	42,677
MPT Operating Partnership LP/MPT Finance Corp. 3.375%, due 04/24/30	GBP	150,000	148,833
3.500%, due 03/15/31		250,000	215,236
4.625%, due 08/01/29		150,000	140,625
5.000%, due 10/15/27		50,000	48,125
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, due 05/15/29[2]		125,000	115,106
5.875%, due 10/01/28[2]		50,000	49,011
7.500%, due 06/01/25[2]		175,000	179,398
RHP Hotel Properties LP/RHP Finance Corp. 4.500%, due 02/15/29[2]		100,000	91,188

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
RLJ Lodging Trust LP 3.750%, due 07/01/26[2]	200,000	$187,610
4.000%, due 09/15/29[2]	175,000	155,094
Service Properties Trust 3.950%, due 01/15/28	25,000	18,506
4.350%, due 10/01/24	275,000	246,055
4.375%, due 02/15/30	50,000	36,585
4.750%, due 10/01/26	150,000	117,440
4.950%, due 02/15/27	175,000	144,096
4.950%, due 10/01/29	125,000	92,985
5.250%, due 02/15/26	150,000	126,826
7.500%, due 09/15/25	50,000	48,478
Starwood Property Trust, Inc. 3.750%, due 12/31/24[2]	50,000	48,223
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 7.875%, due 02/15/25[2]	125,000	125,781
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 4.750%, due 04/15/28[2]	125,000	110,015
6.500%, due 02/15/29[2]	75,000	57,736
VICI Properties LP/VICI Note Co., Inc. 3.750%, due 02/15/27[2]	50,000	45,787
4.250%, due 12/01/26[2]	175,000	164,475
4.625%, due 12/01/29[2]	200,000	190,508
5.625%, due 05/01/24[2]	100,000	100,045
XHR LP 4.875%, due 06/01/29[2]	75,000	67,641
6.375%, due 08/15/25[2]	125,000	125,889
		4,794,882
Retail—3.8%
1011778 BC ULC/New Red Finance, Inc. 3.875%, due 01/15/28[2]	25,000	23,120
4.000%, due 10/15/30[2]	575,000	500,250
4.375%, due 01/15/28[2]	50,000	46,341
Abercrombie & Fitch Management Co. 8.750%, due 07/15/25[2]	125,000	122,955
Alsea SAB de CV 7.750%, due 12/14/26[2]	300,000	277,744
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[2]	100,000	96,375
5.875%, due 04/04/27[3]	200,000	192,750
Arko Corp. 5.125%, due 11/15/29[2]	50,000	42,004
Asbury Automotive Group, Inc. 4.500%, due 03/01/28	15,000	13,726
4.625%, due 11/15/29[2]	50,000	44,131
4.750%, due 03/01/30	25,000	21,797
5.000%, due 02/15/32[2]	50,000	43,667
Bath & Body Works, Inc. 6.625%, due 10/01/30[2]	200,000	190,852
6.750%, due 07/01/36	475,000	431,062
9.375%, due 07/01/25[2]	44,000	45,988
	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(continued)
BCPE Ulysses Intermediate, Inc. 7.750% Cash or 8.500% PIK, 8.500%, due 04/01/27[2,7]		100,000	$69,805
Beacon Roofing Supply, Inc. 4.125%, due 05/15/29[2]		125,000	110,625
4.500%, due 11/15/26[2]		75,000	72,426
Carrols Restaurant Group, Inc. 5.875%, due 07/01/29[2]		75,000	53,811
CEC Entertainment LLC 6.750%, due 05/01/26[2]		50,000	46,750
Douglas GmbH 6.000%, due 04/08/26[3]	EUR	350,000	298,694
Dufry One BV 2.000%, due 02/15/27[3]	EUR	175,000	150,688
eG Global Finance PLC 6.750%, due 02/07/25[2]		200,000	191,380
Ferrellgas LP/Ferrellgas Finance Corp. 5.375%, due 04/01/26[2]		200,000	186,000
5.875%, due 04/01/29[2]		275,000	241,101
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 4.625%, due 01/15/29[2]		100,000	93,250
6.750%, due 01/15/30[2]		125,000	102,188
FirstCash, Inc. 4.625%, due 09/01/28[2]		125,000	111,819
5.625%, due 01/01/30[2]		75,000	70,418
Foodco Bondco SA 6.250%, due 05/15/26[3]	EUR	300,000	226,507
Foundation Building Materials, Inc. 6.000%, due 03/01/29[2]		100,000	76,804
Gap, Inc. 3.625%, due 10/01/29[2]		100,000	73,345
3.875%, due 10/01/31[2]		100,000	72,440
Grupo Unicomer Co. Ltd. 7.875%, due 04/01/24[3]		600,000	594,000
IRB Holding Corp. 7.000%, due 06/15/25[2]		50,000	51,150
JSM Global Sarl 4.750%, due 10/20/30[2]		250,000	192,625
Ken Garff Automotive LLC 4.875%, due 09/15/28[2]		75,000	61,855
LBM Acquisition LLC 6.250%, due 01/15/29[2]		150,000	113,250
LCM Investments Holdings II LLC 4.875%, due 05/01/29[2]		250,000	213,624
Lithia Motors, Inc. 3.875%, due 06/01/29[2]		250,000	222,438
4.625%, due 12/15/27[2]		150,000	142,778
Macy's Retail Holdings LLC 4.500%, due 12/15/34		125,000	90,625
5.125%, due 01/15/42		150,000	102,503
5.875%, due 04/01/29[2]		150,000	131,743
5.875%, due 03/15/30[2]		25,000	21,432
6.125%, due 03/15/32[2]		25,000	21,021
6.375%, due 03/15/37		75,000	58,219

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
Marks & Spencer PLC 4.500%, due 07/10/27[3,11]	GBP	125,000	$133,239
6.000%, due 06/12/25[3,11]	GBP	100,000	119,040
Michaels Cos., Inc. 7.875%, due 05/01/29[2]		75,000	51,375
Murphy Oil USA, Inc. 4.750%, due 09/15/29		150,000	145,106
5.625%, due 05/01/27		25,000	24,622
Nordstrom, Inc. 4.375%, due 04/01/30		50,000	41,948
Party City Holdings, Inc. 8.750%, due 02/15/26[2]		50,000	30,278
Patrick Industries, Inc. 4.750%, due 05/01/29[2]		200,000	155,638
7.500%, due 10/15/27[2]		125,000	115,804
PetSmart, Inc./PetSmart Finance Corp. 4.750%, due 02/15/28[2]		250,000	237,245
Punch Finance PLC 6.125%, due 06/30/26[2]	GBP	125,000	134,048
6.125%, due 06/30/26[3]	GBP	300,000	321,715
Rite Aid Corp. 7.500%, due 07/01/25[2]		21,000	18,257
8.000%, due 11/15/26[2]		78,000	66,059
Sizzling Platter LLC/Sizzling Platter Finance Corp. 8.500%, due 11/28/25[2]		200,000	174,948
Sonic Automotive, Inc. 4.625%, due 11/15/29[2]		75,000	63,740
4.875%, due 11/15/31[2]		125,000	101,875
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, due 09/30/26[2]		75,000	66,750
Staples, Inc. 7.500%, due 04/15/26[2]		250,000	221,250
10.750%, due 04/15/27[2]		250,000	185,850
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.000%, due 06/01/31[2]		75,000	68,326
Superior Plus LP/Superior General Partner, Inc. 4.500%, due 03/15/29[2]		125,000	115,000
Victoria's Secret & Co. 4.625%, due 07/15/29[2]		75,000	62,085
Yum! Brands, Inc. 4.750%, due 01/15/30[2]		25,000	24,310
5.375%, due 04/01/32		325,000	320,937
			9,357,521
Savings & loans—0.0%†
Washington Mutual, Inc. 0.000%, due 09/21/17[4,9]		500,000	5,500
Semiconductors—0.1%
Amkor Technology, Inc. 6.625%, due 09/15/27[2]		100,000	99,515
	Face amount[1]		Value
Corporate bonds—(continued)
Semiconductors—(concluded)
Synaptics, Inc. 4.000%, due 06/15/29[2]		125,000	$109,087
			208,602
Software—1.3%
Boxer Parent Co., Inc. 6.500%, due 10/02/25[2]	EUR	150,000	146,869
6.500%, due 10/02/25[3]	EUR	100,000	97,912
7.125%, due 10/02/25[2]		75,000	73,541
9.125%, due 03/01/26[2]		75,000	71,628
Camelot Finance SA 4.500%, due 11/01/26[2]		150,000	143,491
Castle U.S. Holding Corp. 9.500%, due 02/15/28[2]		225,000	185,549
Dun & Bradstreet Corp. 5.000%, due 12/15/29[2]		50,000	46,606
Elastic N.V. 4.125%, due 07/15/29[2]		75,000	66,778
Fair Isaac Corp. 4.000%, due 06/15/28[2]		75,000	69,952
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl 4.625%, due 05/01/28[2]		200,000	159,057
Minerva Merger Sub, Inc. 6.500%, due 02/15/30[2]		350,000	316,750
MSCI, Inc. 3.625%, due 09/01/30[2]		50,000	45,650
3.625%, due 11/01/31[2]		150,000	133,534
4.000%, due 11/15/29[2]		275,000	259,110
Open Text Corp. 3.875%, due 02/15/28[2]		100,000	91,996
3.875%, due 12/01/29[2]		150,000	135,022
Open Text Holdings, Inc. 4.125%, due 02/15/30[2]		175,000	161,734
4.125%, due 12/01/31[2]		325,000	289,300
Playtika Holding Corp. 4.250%, due 03/15/29[2]		200,000	179,408
Rocket Software, Inc. 6.500%, due 02/15/29[2]		25,000	18,031
SS&C Technologies, Inc. 5.500%, due 09/30/27[2]		250,000	246,255
Twilio, Inc. 3.875%, due 03/15/31		75,000	66,440
Ziff Davis, Inc. 4.625%, due 10/15/30[2]		44,000	40,352
			3,044,965
Telecommunications—5.6%
Altice France Holding SA 6.000%, due 02/15/28[2]		400,000	308,772
8.000%, due 05/15/27[3]	EUR	475,000	422,362
10.500%, due 05/15/27[2]		400,000	377,760
Altice France SA 3.375%, due 01/15/28[3]	EUR	500,000	424,122
5.125%, due 07/15/29[2]		375,000	320,944

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(continued)
5.500%, due 10/15/29[2]		200,000	$172,014
5.875%, due 02/01/27[3]	EUR	100,000	96,190
America Movil Sab De CV 5.375%, due 04/04/32[2]		400,000	376,920
Ciena Corp. 4.000%, due 01/31/30[2]		100,000	91,500
CommScope Technologies LLC 6.000%, due 06/15/25[2]		311,000	287,675
CommScope, Inc. 4.750%, due 09/01/29[2]		50,000	43,474
6.000%, due 03/01/26[2]		100,000	97,210
7.125%, due 07/01/28[2]		100,000	82,750
8.250%, due 03/01/27[2]		25,000	21,750
Digicel Group Holdings Ltd. 7.000%, due 08/15/22[2,7,8]		45,089	21,192
5.000% Cash or 3.000% PIK, 8.000%, due 04/01/25[2,7]		109,431	72,224
Digicel International Finance Ltd./Digicel International Holdings Ltd. 8.750%, due 05/25/24[2]		60,541	56,636
8.750%, due 05/25/24[3]		200,000	187,788
Embarq Corp. 7.995%, due 06/01/36		300,000	246,757
Frontier Communications Holdings LLC 5.000%, due 05/01/28[2]		100,000	93,974
5.875%, due 11/01/29		42,911	36,045
6.000%, due 01/15/30[2]		25,000	21,002
6.750%, due 05/01/29[2]		100,000	89,000
GoTo Group, Inc. 5.500%, due 09/01/27[2]		225,000	164,201
Hughes Satellite Systems Corp. 6.625%, due 08/01/26		150,000	146,063
Iliad Holding SASU 5.625%, due 10/15/28[3]	EUR	100,000	95,578
6.500%, due 10/15/26[2]		200,000	191,970
Intelsat Jackson Holdings SA 0.000%, due 10/15/24[4,5,9]		525,000	0
Level 3 Financing, Inc. 3.625%, due 01/15/29[2]		75,000	62,682
3.750%, due 07/15/29[2]		100,000	82,750
4.250%, due 07/01/28[2]		300,000	261,735
Lorca Telecom Bondco SA 4.000%, due 09/18/27[2]	EUR	225,000	209,879
Lumen Technologies, Inc. 4.500%, due 01/15/29[2]		150,000	118,875
5.125%, due 12/15/26[2]		250,000	227,723
5.375%, due 06/15/29[2]		100,000	83,500
Series W, 6.750%, due 12/01/23		50,000	50,809
MTN Mauritius Investments Ltd. 6.500%, due 10/13/26[3]		200,000	197,725
Network i2i Ltd. (fixed, converts to FRN on 04/15/25), 5.650%, due 01/15/25[3,8]		300,000	287,940
Nokia of America Corp. 6.450%, due 03/15/29		300,000	283,500
	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(continued)
Oztel Holdings SPC Ltd. 6.625%, due 04/24/28[3]		200,000	$203,975
PPF Telecom Group BV 3.250%, due 09/29/27[3]	EUR	225,000	203,874
SoftBank Group Corp. 2.125%, due 07/06/24[3]	EUR	325,000	303,234
3.125%, due 09/19/25[3]	EUR	475,000	421,148
4.500%, due 04/20/25[3]	EUR	100,000	94,022
5.000%, due 04/15/28[3]	EUR	300,000	260,623
Sprint Capital Corp. 6.875%, due 11/15/28		50,000	56,125
8.750%, due 03/15/32		245,000	317,275
Sprint Corp. 7.125%, due 06/15/24		275,000	288,062
7.625%, due 03/01/26		175,000	190,771
T-Mobile USA, Inc. 2.625%, due 04/15/26		150,000	141,375
2.625%, due 02/15/29		200,000	179,000
2.875%, due 02/15/31		25,000	22,125
3.375%, due 04/15/29		250,000	233,397
4.750%, due 02/01/28		375,000	374,302
TalkTalk Telecom Group Ltd. 3.875%, due 02/20/25[3]	GBP	125,000	134,110
Telecom Argentina SA 8.500%, due 08/06/25[2]		363,000	328,810
Telecom Italia Capital SA 6.000%, due 09/30/34		300,000	236,348
6.375%, due 11/15/33		75,000	62,543
7.200%, due 07/18/36		50,000	41,469
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	575,000	615,203
Telecom Italia SpA 1.625%, due 01/18/29[3]	EUR	275,000	207,172
2.375%, due 10/12/27[3]	EUR	225,000	194,311
5.303%, due 05/30/24[2]		25,000	24,306
Telecommunications Services of Trinidad & Tobago Ltd. 8.875%, due 10/18/29[3]		400,000	369,325
Telesat Canada/Telesat LLC 4.875%, due 06/01/27[2]		50,000	29,438
5.625%, due 12/06/26[2]		125,000	79,798
6.500%, due 10/15/27[2]		75,000	31,114
Total Play Telecomunicaciones SA de CV 6.375%, due 09/20/28[3]		200,000	155,680
7.500%, due 11/12/25[2]		200,000	171,750
Vmed O2 UK Financing I PLC 3.250%, due 01/31/31[3]	EUR	100,000	87,140
4.000%, due 01/31/29[3]	GBP	150,000	159,807
4.250%, due 01/31/31[2]		200,000	175,178
4.750%, due 07/15/31[2]		200,000	181,000
Vodafone Group PLC (fixed, converts to FRN on 08/27/26), 2.625%, due 08/27/80[3]	EUR	225,000	211,863
(fixed, converts to FRN on 10/03/28), 4.200%, due 10/03/78[3]	EUR	125,000	120,114

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
(fixed, converts to FRN on 04/04/29), 7.000%, due 04/04/79		175,000	$183,969
WP/AP Telecom Holdings IV BV 3.750%, due 01/15/29[3]	EUR	300,000	272,887
			13,775,634
Textiles—0.2%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC 5.375%, due 05/01/23[2]	EUR	200,000	150,369
5.375%, due 05/01/23[3]	EUR	378,000	284,198
			434,567
Toys/Games/Hobbies—0.0%†
Mattel, Inc. 3.375%, due 04/01/26[2]		25,000	23,708
5.450%, due 11/01/41		25,000	22,795
6.200%, due 10/01/40		25,000	24,500
			71,003
Transportation—0.5%
Cargo Aircraft Management, Inc. 4.750%, due 02/01/28[2]		125,000	116,519
First Student Bidco, Inc./First Transit Parent, Inc. 4.000%, due 07/31/29[2]		50,000	44,125
Hidrovias International Finance SARL 4.950%, due 02/08/31[2]		200,000	158,100
InPost SA 2.250%, due 07/15/27[2]	EUR	125,000	104,515
2.250%, due 07/15/27[3,6]	EUR	100,000	83,612
Rumo Luxembourg Sarl 5.250%, due 01/10/28[3]		200,000	188,725
Seaspan Corp. 5.500%, due 08/01/29[2]		225,000	176,062
Western Global Airlines LLC 10.375%, due 08/15/25[2]		125,000	116,843
Zenith Finco PLC 6.500%, due 06/30/27[2]	GBP	275,000	269,503
			1,258,004
Trucking & leasing—0.2%
Fly Leasing Ltd. 7.000%, due 10/15/24[2]		200,000	109,500
Fortress Transportation and Infrastructure Investors LLC 5.500%, due 05/01/28[2]		100,000	89,906
6.500%, due 10/01/25[2]		200,000	199,000
9.750%, due 08/01/27[2]		125,000	126,201
			524,607
Water—0.1%
Solaris Midstream Holdings LLC 7.625%, due 04/01/26[2]		175,000	169,567
Total corporate bonds (cost—$272,574,079)			233,432,592
	Face amount[1]	Value
Loan assignments—1.0%
Broadcast—0.7%
Allen Media LLC, 2021 Term Loan B, 3 mo. USD LIBOR + 5.500%, 7.704%, due 02/10/27[12]	72,416	$63,291
Ascent Resources—Utica, 2020 Fixed 2nd Lien Term Loan, 3 mo. USD LIBOR + 9.000%, 11.455%, due 11/01/25[12]	253,000	266,599
Asurion LLC, 2020 Term Loan B8, 1 mo. USD LIBOR + 3.250%, 5.622%, due 12/23/26[12]	94,491	88,625
Athenahealth, Inc., 2022 Delayed Draw Term Loan, SOFR + 3.500%, 3.500%, due 02/15/29[12,13]	14,493	13,786
2022 Term Loan B, SOFR + 3.500%, 5.653%, due 02/15/29[12]	85,507	81,339
Avantor Funding, Inc., 2021 Term Loan B5, 1 mo. USD LIBOR + 2.250%, 4.622%, due 11/08/27[12]	90,068	88,217
Avient Corp., Term Loan B, 1 mo. CME Term SOFR Rates, 0.000%, due 07/27/29[12,14]	25,000	24,375
ChampionX Corporation, 2022 Term Loan B1, SOFR + 3.250%, 5.080%, due 06/07/29[12]	111,879	110,900
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%, 5.622%, due 04/30/26[12]	19,802	19,020
Consolidated Communications, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.500%, 5.875%, due 10/02/27[12]	150,000	129,563
Diamond Sports Group, LLC, 2022 2nd Lien Term Loan, SOFR + 3.250%, 5.036%, due 08/24/26[12]	97,261	19,035
DirecTV Financing LLC, Term Loan, 1 mo. USD LIBOR + 5.000%, 7.372%, due 08/02/27[12]	46,625	43,924
Endure Digital, Inc., Term Loan, 1 mo. USD LIBOR + 3.500%, 5.291%, due 02/10/28[12]	74,250	68,063
Great Canadian Gaming Corporation, 2021 Term Loan, 3 mo. USD LIBOR + 4.000%, 6.096%, due 11/01/26[12]	100,000	96,750

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Face amount[1]		Value
Loan assignments—(concluded)
Broadcast—(concluded)
Mulhacen Pte Ltd, EUR 1st Lien Term Loan, 3 mo. Euribor + 10.000%, 9.662%, due 08/01/26[12]	EUR	101,590	$104,868
EUR 2nd Lien Term Loan, 3 mo. Euribor + 8.000%, 7.662%, due 12/01/26[12]	EUR	221,244	169,026
Scientific Games Holdings LP, 2022 USD Term Loan B, SOFR + 3.500%, 5.617%, due 04/04/29[12]		150,000	143,063
UFC Holdings LLC, 2021 Term Loan B, 3 mo. USD LIBOR + 2.750%, 5.520%, due 04/29/26[12]		64,684	62,474
United Airlines, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.750%, 6.533%, due 04/21/28[12]		98,750	94,874
			1,687,792
Chemicals—0.1%
Consolidated Energy Finance SA, Term Loan B, 3 mo. USD LIBOR + 2.500%, 5.293%, due 05/07/25[12]		191,573	183,191
Insurance—0.0%†
Hub International Ltd., 2018 Term Loan B, 3 mo. USD LIBOR + 3.000%,, 5.766% - 5.547%, due 04/25/25[12]		72,249	70,332
Media—0.1%
Altice France SA, 2018 Term Loan B13, 3 mo. USD LIBOR + 4.000%,, 5.411%, due 08/14/26[12]		163,739	155,307
Oil & gas—0.1%
Citgo Holding, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 7.000%,, 9.372%, due 08/01/23[12]		168,932	166,891
Parker Drilling Co., 2nd Lien PIK Term Loan, 2.000% - 11.000%, due 03/26/24		27,501	27,226
			194,117
Retail-restaurants—0.0%†
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. USD LIBOR + 1.750%,, 4.122%, due 11/19/26[12]		106,463	103,103
Total loan assignments (cost—$2,575,876)			2,393,842
	Face amount[1]		Value
Non-U.S. government agency obligations—0.3%
Ivory Coast Government International Bond 4.875%, due 01/30/32[3]	EUR	400,000	$303,370
Turkiye Ihracat Kredi Bankasi AS 5.375%, due 10/24/23[2]		200,000	187,000
5.375%, due 10/24/23[3]		200,000	187,000
5.375%, due 10/24/23[3]		50,000	46,750
Ukreximbank Via Biz Finance PLC 9.750%, due 01/22/25[3]		128,697	51,559
Total non-U.S. government agency obligations (cost—$1,078,968)			775,679
	Number of shares
Common stocks—0.5%
Aerospace & defense—0.0%†
Egmv13794*,4,5		2,750	0
Diversified financial services—0.1%
Spn New*,4		2,777	166,620
Energy equipment & services—0.1%
Diamond Offshore Drilling, Inc.*,6		11,325	76,444
Noble Corp.*		207	6,210
Parker Drilling Co.*		1,153	8,071
			90,725
Gas utilities—0.0%†
Ferrellgas Partners LP, Class B		364	61,152
Leisure products—0.0%†
Codere New Topco SA*,4,5		4,367	0
Teide 10 S.L.[4,5]		5,444,137	72,334
			72,334
Media—0.0%†
iHeartMedia, Inc., Class A*		1,347	10,076
Metals & mining—0.0%†
Aleris International, Inc.*,4,5,9		795	15,900
Cloud Peak Energy, Inc.*,4,5		66	0
Petra Diamonds Ltd.*		54,100	68,518
			84,418
Oil & Gas—0.1%
Chaparral Energy, Inc.*,4		2,856	135,660
Oil, gas & consumable fuels—0.1%
Gulfport Energy Corp.*		1,105	101,704
Summit Midstream Partners LP*		11,021	164,764
			266,468
Paper & forest products—0.0%†
Hardwood Holdings LLC*,4		936	76,752
Pharmaceuticals—0.0%†
Mallinckrodt PLC*		3,903	68,303

PACE High Yield Investments

Portfolio of investments—July 31, 2022

	Number of shares		Value
Common stocks—(concluded)
Wireless telecommunication services—0.1%
Intelsat SA*,4		5,072	$129,336
Total common stocks (cost—$1,635,241)			1,161,844
Preferred stocks—0.1%
Machinery—0.0%†
Selecta Group BV*,4		21,852	17,700
Selecta Group BV, Class A*,4		43,703	35,398
Total Machinery			53,098
Oil, gas & consumable fuels—0.1%
Global Partners LP*,8		4,255	108,502
Gulfport Energy Corp.[4,7,8]		9	53,100
Total oil, gas & consumable fuels			161,602
Total preferred stocks (cost—$133,291)			214,700
	Number of rights
Rights—0.0%†
Intelsat Jackson Holdings SA expires 12/05/25*,4	USD	1062	3,717
	Number of warrants
Warrants—0.0%†
Athabasca Oil Corp. expires 11/01/26*,4		250	65,366
California Resources Corp. expires 10/27/24*		201	2,935
Carlson Travel, Inc. expires 11/19/26*,4		1,052	863
	Number of warrants	Value
Warrants—(concluded)
Carlson Travel, Inc. expires 11/19/28*,4	1,108	$1,451
Chalice Mining Ltd. expires 10/01/24*,4	9	12
Chalice Mining Ltd.expires 10/01/25*,4	9	18
Denbury, Inc. expires 09/18/25*	1,376	49,674
Intelsat SA expires 02/17/27*,4	1	1
SandRidge Energy, Inc. strike price $41.34, expires 10/04/22*	2,886	3
SandRidge Energy, Inc. strike price $42.03, expires 10/04/22*	1,215	26
Total warrants (cost—$382,317)		120,349
	Number of shares
Short-term investments—1.0%
Investment companies—1.0%
State Street Institutional U.S. Government Money Market Fund, 1.880%[15] (cost—$2,388,822)	2,388,822	2,388,822
Investment of cash collateral from securities loaned—0.3%
Money market funds—0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.270%[15] (cost—$724,272)	724,272	724,272
Total investments (cost—$281,492,866)—98.7%		241,215,817
Other assets in excess of liabilities—1.3%		3,108,989
Net assets—100.0%		$244,324,806

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	EUR	42,244,007	USD	43,386,919	08/08/22	$193,811
SSC	EUR	883,298	USD	900,014	08/08/22	(3,129)
SSC	GBP	5,176,267	USD	6,174,784	08/08/22	(129,800)
SSC	USD	265,000	EUR	260,552	08/08/22	1,406
SSC	USD	222,000	EUR	218,572	08/08/22	1,483
SSC	USD	350,000	GBP	293,808	08/08/22	7,852
Net unrealized appreciation (depreciation)						$71,623

PACE High Yield Investments

Portfolio of investments—July 31, 2022

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$233,272,077	$160,515	$233,432,592
Loan assignments	—	2,393,842	—	2,393,842
Non-U.S. government agency obligations	—	775,679	—	775,679
Common stocks	565,242	580,702	15,900	1,161,844
Preferred stocks	108,502	106,198	—	214,700
Rights	—	3,717	—	3,717
Warrants	52,638	67,711	—	120,349
Short-term investments	—	2,388,822	—	2,388,822
Investment of cash collateral from securities loaned	—	724,272	—	724,272
Forward foreign currency contracts	—	204,552	—	204,552
Total	$726,382	$240,517,572	$176,415	$241,420,369
Liabilities
Forward foreign currency contracts	$—	$(132,929)	$—	$(132,929)

At July 31, 2022, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%

*  Non-income producing security.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $124,500,570, represented 49.8% of the Portfolio's net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

5  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

6  Security, or portion thereof, was on loan at the period end.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Perpetual investment. Date shown reflects the next call date.

9  This security is considered restricted. At period end, the value of restricted security was $47,837, represented 0.0% of the Fund's net assets. The table below provides further information.

PACE High Yield Investments

Portfolio of investments—July 31, 2022

Portfolio footnotes—(concluded)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 07/31/22	Value as a percentage of net assets
Aleris International, Inc.	1/10/17	$13,981	0.0%	$15,900	0.0%
Appcion Esc 9.000%, due 06/01/25	6/1/20	650,000	0.3	6,500	0.0
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 3.000%, due 03/15/24	9/2/20	482,067	0.2	5,500	0.0
RRI Energy, Inc. 3.000%, due 06/15/2017	12/14/18	—	0.0	—	—
Intelsat Jackson Holdings SA, 0.000%, due 10/15/24	9/5/18-2/11/20	—	0.0	—	—
Sanchez Energy Corp. 6.125%, due 01/15/23	10/30/17-12/1/17	329,036	0.1	6,125	0.0
Sanchez Energy Corp. 7.750%, due 06/15/21	11/3/17-12/1/17	475,000	0.2	8,313	0.0
Washington Mutual, Inc., 0.000%, due 09/21/17	9/21/17	—	0.0	5,500	0.0

10  Bond interest in default.

11  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

12  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

13  All or a portion of the loan commitment is unfunded.

14  Position is unsettled. Contract rate was not determined at July 31, 2022 and does not take effect until settlement.

15  Rates shown reflect yield at July 31, 2022.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -1.66% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") returned -1.43%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 147. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Sector allocation was a primary detractor to relative performance as the portfolio was underweight Energy, which posted the highest sector return during the period, and overweight Consumer Discretionary, which lagged the broader index. This was partially offset by an underweight to Communication Services, which was the weakest sector. Stock selection was a tailwind and positive in more than half of sectors. Stock selection within the Financials and Industrials sectors was strong but partially offset by selection in Materials and Communication Services.

Broadly, the weak market sentiment, as investors focused on energy prices, inflation, and tightening financial conditions, was not beneficial for the Portfolio given underlying positioning. The Portfolio's value orientation versus the benchmark was beneficial but not enough to offset the strong sector headwind from the Energy underweight and Consumer Discretionary overweight. The cash allocation mitigated the underperformance partially given the overall weakness of the equity market.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Artisan Partners Limited Partnership ("Artisan Partners") effective May 10, 2021;

Wellington Management Company LLP ("Wellington")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Pzena: Richard S. Pzena, John J. Flynn and Benjamin Silver;

Wellington: Matthew C. Hand, CFA; Artisan Partners: Daniel J. Okeefe and Michael J. McKinnon

Objective:

Capital appreciation and dividend income

Investment process:

The main strategies of the current subadvisors include:

• A "deep value" strategy which follows a disciplined investment process.

• A "select equity income" strategy in which the subadvisor invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

(continued on next page)

PACE Large Co Value Equity Investments

Investment process (concluded)

• A "select equity" strategy in which the subadvisor employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.88)%	6.28%	9.99%
Class Y2	(2.80)	6.29	10.13
Class P3	(1.66)	6.53	10.26
After deducting maximum sales charge
Class A1	(7.26)	5.09	9.37
Russell 1000 Value Index[4]	(1.43)	8.28	11.10

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(6.47)%	5.36%	9.41%
Class Y2	(7.34)	5.37	9.54
Class P3	(6.24)	5.61	9.66
After deducting maximum sales charge
Class A1	(11.61)	4.18	8.79

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.32% and 1.32%; Class Y—1.08% and 1.08%; and Class P—1.07% and 1.07%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.14%; Class Y—0.89%; and Class P—0.89%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Value Equity Investments

PACE Large Co Value Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Top ten holdings
Pfizer, Inc.	2.5%
Citigroup, Inc.	2.4
Ares Management Corp., Class A	2.3
M&T Bank Corp.	2.1
Johnson Controls International PLC	2.1
Berkshire Hathaway, Inc., Class B	2.1
Morgan Stanley	2.1
Unilever PLC, ADR	2.1
Axalta Coating Systems Ltd.	2.0
Eli Lilly & Co.	2.0
Total	21.7%
Top five issuer breakdown by country or territory of origin
United States	88.3%
China	3.2
United Kingdom	2.1
Germany	1.9
France	1.7
Total	97.2%
Sectors
Financials	26.8%
Health Care	14.2
Consumer Discretionary	11.9
Information Technology	9.6
Consumer Staples	6.6
Industrials	6.6
Materials	5.9
Utilities	4.5
Energy	4.5
Communication Services	4.4
Real Estate	1.9
Total	96.9%

1  The portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of Investments—July 31, 2022

	Number of shares	Value
Common stocks—97.0%
Aerospace & defense—1.8%
General Dynamics Corp.	76,353	$17,306,934
Air freight & logistics—0.7%
FedEx Corp.	27,237	6,348,672
Airlines—0.7%
Southwest Airlines Co.*	169,307	6,453,983
Auto components—0.7%
Lear Corp.	45,479	6,873,696
Automobiles—1.9%
Harley-Davidson, Inc.	482,211	18,232,398
Banks—6.9%
Bank of America Corp.	86,000	2,907,660
Citigroup, Inc.	446,759	23,186,792
JPMorgan Chase & Co.	118,556	13,676,620
M&T Bank Corp.	116,295	20,636,548
Wells Fargo & Co.	132,166	5,798,122
		66,205,742
Building products—2.2%
Johnson Controls International PLC	382,527	20,622,031
Capital markets—6.5%
Ares Management Corp., Class A	310,851	22,272,474
Bank of New York Mellon Corp.	397,276	17,265,615
Goldman Sachs Group, Inc.	7,190	2,397,074
Morgan Stanley	240,375	20,263,613
		62,198,776
Chemicals—4.3%
Axalta Coating Systems Ltd.*	760,689	19,184,577
Dow, Inc.	78,882	4,197,311
PPG Industries, Inc.	139,710	18,063,106
		41,444,994
Communications equipment—1.6%
Cisco Systems, Inc.	328,604	14,908,763
Construction materials—1.6%
HeidelbergCement AG	304,422	15,401,153
Consumer finance—2.1%
American Express Co.	107,806	16,604,280
Capital One Financial Corp.	36,363	3,993,748
		20,598,028
Diversified financial services—3.5%
Berkshire Hathaway, Inc., Class B*	67,988	20,437,193
Equitable Holdings, Inc.	344,964	9,807,326
Voya Financial, Inc.	50,120	3,015,219
		33,259,738
	Number of shares	Value
Common stocks—(continued)
Electric utilities—2.8%
Edison International	86,695	$5,875,320
Exelon Corp.	352,763	16,399,952
NRG Energy, Inc.	120,788	4,559,747
		26,835,019
Electronic equipment, instruments & components—2.0%
Corning, Inc.	509,678	18,735,763
Energy equipment & services—0.6%
Halliburton Co.	73,769	2,161,432
NOV, Inc.	186,319	3,467,396
		5,628,828
Equity real estate investment trusts—1.9%
Gaming and Leisure Properties, Inc.	345,182	17,946,012
Food products—2.7%
Danone SA	290,525	15,977,856
Mondelez International, Inc., Class A	156,946	10,050,822
		26,028,678
Health care equipment & supplies—2.9%
Becton Dickinson and Co.	51,468	12,574,147
DENTSPLY SIRONA, Inc.	432,623	15,643,648
		28,217,795
Health care providers & services—4.4%
Cardinal Health, Inc.	28,107	1,674,053
Elevance Health, Inc.	35,673	17,019,588
Fresenius Medical Care AG & Co. KGaA, ADR	178,543	3,306,617
McKesson Corp.	10,322	3,525,789
UnitedHealth Group, Inc.	31,598	17,136,859
		42,662,906
Hotels, restaurants & leisure—2.0%
Aramark	203,632	6,801,309
Booking Holdings, Inc.*	1,094	2,117,645
Expedia Group, Inc.*	100,221	10,628,437
		19,547,391
Household durables—0.9%
Mohawk Industries, Inc.*	24,923	3,202,107
Newell Brands, Inc.	246,136	4,974,409
		8,176,516
Industrial conglomerates—0.7%
General Electric Co.	92,149	6,810,733
Insurance—7.8%
Alleghany Corp.*	12,780	10,702,994
American International Group, Inc.	80,686	4,177,114
Axis Capital Holdings Ltd.	68,079	3,437,309
Chubb Ltd.	56,841	10,722,486
Marsh & McLennan Cos., Inc.	58,290	9,557,228
MetLife, Inc.	291,586	18,442,815
Progressive Corp.	154,814	17,812,899
		74,852,845

PACE Large Co Value Equity Investments

Portfolio of Investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
Interactive media & services—3.4%
Alphabet, Inc., Class A*	152,580	$17,748,106
Meta Platforms, Inc., Class A*	94,524	15,038,768
		32,786,874
Internet & direct marketing retail—1.4%
Alibaba Group Holding Ltd., ADR*	150,430	13,443,929
IT services—1.1%
Amdocs Ltd.	60,104	5,232,654
Cognizant Technology Solutions Corp., Class A	78,892	5,361,501
		10,594,155
Machinery—0.6%
Westinghouse Air Brake Technologies Corp.	60,499	5,654,841
Media—1.0%
Comcast Corp., Class A	261,525	9,812,418
Multi-utilities—1.7%
Sempra Energy	101,127	16,766,857
Oil, gas & consumable fuels—3.9%
ConocoPhillips	164,582	16,035,224
Coterra Energy, Inc.	593,298	18,148,986
Exxon Mobil Corp.	21,115	2,046,677
Shell PLC, ADR	30,650	1,636,097
		37,866,984
Personal products—2.1%
Unilever PLC, ADR[1]	414,286	20,159,157
Pharmaceuticals—6.9%
Bristol-Myers Squibb Co.	51,653	3,810,958
Eli Lilly & Co.	57,689	19,019,487
Merck & Co., Inc.	207,192	18,510,533
Pfizer, Inc.	483,847	24,439,112
		65,780,090
	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—2.6%
Lam Research Corp.	15,804	$7,910,060
NXP Semiconductors N.V.	93,324	17,160,417
		25,070,477
Software—0.4%
SS&C Technologies Holdings, Inc.	71,218	4,213,969
Specialty retail—3.9%
Advance Auto Parts, Inc.	52,973	10,256,632
Lowe's Cos., Inc.	60,520	11,591,396
TJX Cos., Inc.	247,525	15,138,629
		36,986,657
Technology hardware, storage & peripherals—1.9%
Hewlett Packard Enterprise Co.	189,846	2,703,407
Samsung Electronics Co. Ltd.	336,596	15,908,702
		18,612,109
Textiles, apparel & luxury goods—1.1%
Gildan Activewear, Inc.[1]	149,584	4,385,803
PVH Corp.	44,325	2,744,604
Skechers USA, Inc., Class A*	98,504	3,739,212
		10,869,619
Tobacco—1.8%
Philip Morris International, Inc.	177,031	17,198,562
Total common stocks (cost—$927,247,130)		931,114,092
Short-term investments—2.5%
Investment companies—2.5%
State Street Institutional U.S. Government Money Market Fund, 1.880%[2] (cost—$23,930,262)	23,930,262	23,930,262
Total investments (cost—$951,177,392)—99.5%		955,044,354
Other assets in excess of liabilities—0.5%		5,157,483
Net assets—100.0%		$960,201,837

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Large Co Value Equity Investments

Portfolio of Investments—July 31, 2022

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$931,114,092	$—	$—	$931,114,092
Short-term investments	—	23,930,262	—	23,930,262
Total	$931,114,092	$23,930,262	$—	$955,044,354

At July 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at July 31, 2022.

See accompanying notes to financial statements

PACE Large Co Growth Equity Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -15.22% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") returned -11.93%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 155. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Sector allocation was positive but was more than offset by negative stock selection in Technology, Industrials, and Consumer Discretionary. Underweight exposures to large "mega cap" companies were a significant drag in the period when those stocks generated positive returns, despite a decline in the overall market. In terms of sector allocation, the overweight to Energy contributed. The cash allocation was a significant contributor to relative performance given the overall weakness of the equity market.

The Portfolio was restructured during the reporting period as GQG and Polen were added as sub-advisors in December 2021 while Jackson Square Partners and Mar Vista were terminated.

Risk factors were supportive of performance for the period. The Portfolio benefitted from its low beta positioning in a declining market.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("JSP") (terminated effective close of business December 14, 2021);

Mar Vista Investment Partners ("Mar Vista") (terminated effective close of business December 14, 2021);

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Polen Capital Management, LLC ("Polen")

GQG Partners LLC ("GQG")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

J.P. Morgan: Giri Devulapally, Joseph Wilson, Larry H. Lee and Holly Fleiss

Polen: David Davidowitz and Brandon Ladoff

GQG: Rajiv Jain, James Anders, Brian Kersmanc and Sudarshan Murthy, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to

(continued on next page)

PACE Large Co Growth Equity Investments

Investment process
(concluded)

generate consistent, long-term growth of intrinsic business value.

• A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow and reinvest capital at high rates of return.

• A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(15.45)%	16.61%	15.46%
Class Y2	(15.18)	13.42	14.01
Class P3	(15.22)	13.40	14.01
After deducting maximum sales charge
Class A1	(20.09)	15.29	14.81
Russell 1000 Growth Index[4]	(11.93)	16.32	15.96

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(21.21)%	15.11%	14.38%
Class Y2	(20.98)	11.95	12.94
Class P3	(20.98)	11.94	12.94
After deducting maximum sales charge
Class A1	(25.55)	13.81	13.73

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.13% and 1.13%; Class Y—0.87% and 0.87%; and Class P—0.88% and 0.88%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.13%; Class Y—0.88%; and Class P—0.88%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Growth Equity Investments

PACE Large Co Growth Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Top ten holdings
Microsoft Corp.	8.1%
Alphabet, Inc., Class C	6.6
Apple, Inc.	6.2
Amazon.com, Inc.	4.3
Tesla, Inc.	2.7
UnitedHealth Group, Inc.	2.7
Visa, Inc., Class A	2.6
Mastercard, Inc., Class A	2.2
Adobe, Inc.	2.2
Salesforce, Inc.	2.0
Total	39.6%
Top five issuer breakdown by country or territory of origin (long holdings)[1]
United States	96.0%
Netherlands	0.7
United Kingdom	0.5
Total	97.2%
Sectors (long holdings)[1]
Information Technology	37.4%
Health Care	17.1
Consumer Discretionary	14.4
Communication Services	9.4
Industrials	5.0
Financials	4.8
Consumer Staples	3.9
Energy	3.0
Materials	1.4
Utilities	0.8
Total	97.2%

1  The portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—97.3%
Aerospace & defense—0.4%
Lockheed Martin Corp.	8,414	$3,481,797
Air freight & logistics—1.0%
United Parcel Service, Inc., Class B	46,658	9,093,178
Automobiles—2.8%
Ford Motor Co.	62,793	922,429
Tesla, Inc.*	28,374	25,294,003
		26,216,432
Banks—1.2%
Bank of America Corp.	75,483	2,552,080
Citigroup, Inc.	37,993	1,971,837
SVB Financial Group*	15,899	6,416,041
		10,939,958
Beverages—2.0%
Coca-Cola Co.	245,248	15,737,564
Monster Beverage Corp.*	33,111	3,298,518
		19,036,082
Biotechnology—4.3%
AbbVie, Inc.	124,616	17,883,642
Alnylam Pharmaceuticals, Inc.*	2,051	291,324
Amgen, Inc.	26,787	6,628,979
Exact Sciences Corp.*	13,089	590,314
Moderna, Inc.*	2,953	484,558
Regeneron Pharmaceuticals, Inc.*	16,753	9,745,052
Seagen, Inc.*	24,270	4,368,115
		39,991,984
Building products—0.5%
Trane Technologies PLC	32,653	4,799,664
Capital markets—3.2%
Blackstone, Inc.	111,445	11,375,191
Charles Schwab Corp.	151,873	10,486,831
Morgan Stanley	75,140	6,334,302
MSCI, Inc.	3,427	1,649,552
		29,845,876
Chemicals—0.5%
Sherwin-Williams Co.	19,140	4,630,732
Consumer finance—0.2%
Capital One Financial Corp.	20,169	2,215,161
Electric utilities—0.6%
Exelon Corp.	60,769	2,825,151
FirstEnergy Corp.	77,200	3,172,920
		5,998,071
Electrical equipment—0.5%
Rockwell Automation, Inc.	19,025	4,856,702
Electronic equipment, instruments & components—0.7%
Amphenol Corp., Class A	86,631	6,681,849
	Number of shares	Value
Common stocks—(continued)
Entertainment—0.9%
Netflix, Inc.*	36,698	$8,253,380
Food & staples retailing—0.4%
Walmart, Inc.	30,699	4,053,803
Gas utilities—0.2%
Atmos Energy Corp.	15,278	1,854,596
Health care equipment & supplies—3.2%
Abbott Laboratories	106,664	11,609,310
ABIOMED, Inc.*	3,118	913,605
Align Technology, Inc.*	11,638	3,269,929
Dexcom, Inc.*	28,830	2,366,366
Intuitive Surgical, Inc.*	42,726	9,834,244
Stryker Corp.	8,356	1,794,451
		29,787,905
Health care providers & services—6.1%
CVS Health Corp.	89,974	8,608,712
HCA Healthcare, Inc.	40,637	8,632,112
McKesson Corp.	43,235	14,768,211
UnitedHealth Group, Inc.	46,189	25,050,142
		57,059,177
Hotels, restaurants & leisure—2.3%
Airbnb, Inc., Class A*	95,052	10,548,871
Chipotle Mexican Grill, Inc.*	2,821	4,412,665
Marriott International, Inc., Class A	41,093	6,526,390
		21,487,926
Household products—0.3%
Procter & Gamble Co.	23,270	3,232,436
Insurance—0.2%
American International Group, Inc.	35,500	1,837,835
Interactive media & services—8.5%
Alphabet, Inc., Class C*	529,629	61,775,927
Match Group, Inc.*	7,881	577,756
Meta Platforms, Inc., Class A*	106,732	16,981,061
Snap, Inc., Class A*	7,783	76,896
		79,411,640
Internet & direct marketing retail—4.4%
Amazon.com, Inc.*	298,437	40,274,073
Etsy, Inc.*	4,738	491,425
MercadoLibre, Inc.*	263	214,006
Wayfair, Inc., Class A*,1	1,339	72,186
		41,051,690
IT services—8.0%
Accenture PLC, Class A	39,372	12,058,069
Block, Inc.*	2,814	214,033
Cognizant Technology Solutions Corp., Class A	75,791	5,150,756
International Business Machines Corp.	30,334	3,967,384
Mastercard, Inc., Class A	56,785	20,089,965
MongoDB, Inc.*	3,641	1,137,703
PayPal Holdings, Inc.*	99,776	8,633,617

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
IT services—(concluded)
Shopify, Inc., Class A*	1,000	$34,830
Visa, Inc., Class A	112,318	23,823,771
		75,110,128
Life sciences tools & services—0.8%
Illumina, Inc.*	19,882	4,308,032
Thermo Fisher Scientific, Inc.	4,526	2,708,403
		7,016,435
Machinery—1.6%
Deere & Co.	43,016	14,762,231
Metals & mining—0.9%
Freeport-McMoRan, Inc.	218,299	6,887,334
Nucor Corp.	9,924	1,347,679
		8,235,013
Multiline retail—0.6%
Target Corp.	34,401	5,620,435
Oil, gas & consumable fuels—3.0%
ConocoPhillips	117,267	11,425,324
Devon Energy Corp.	63,108	3,966,338
Exxon Mobil Corp.	72,698	7,046,617
Occidental Petroleum Corp.	90,263	5,934,792
		28,373,071
Personal products—0.4%
Estee Lauder Cos., Inc., Class A	13,139	3,588,261
Pharmaceuticals—2.8%
AstraZeneca PLC, ADR	49,737	3,294,082
Eli Lilly & Co.	34,470	11,364,414
Johnson & Johnson	15,141	2,642,407
Zoetis, Inc.	45,876	8,374,664
		25,675,567
Professional services—1.1%
Equifax, Inc.	17,282	3,610,383
Verisk Analytics, Inc.	33,381	6,350,735
		9,961,118
Semiconductors & semiconductor equipment—4.6%
Advanced Micro Devices, Inc.*	122,702	11,591,658
Analog Devices, Inc.	11,849	2,037,554
ASML Holding N.V. NY Registered Shares	10,462	6,009,791
Enphase Energy, Inc.*	4,948	1,406,123
Lam Research Corp.	8,212	4,110,188
NVIDIA Corp.	66,369	12,054,602
Texas Instruments, Inc.	30,954	5,537,361
		42,747,277
	Number of shares	Value
Common stocks—(concluded)
Software—17.9%
Adobe, Inc.*	48,933	$20,068,402
Autodesk, Inc.*	65,828	14,239,913
HubSpot, Inc.*	761	234,388
Intuit, Inc.	13,216	6,028,743
Microsoft Corp.	269,626	75,694,803
Oracle Corp.	156,699	12,197,450
Salesforce, Inc.*	102,720	18,902,535
ServiceNow, Inc.*	23,429	10,464,797
Synopsys, Inc.*	22,002	8,085,735
Trade Desk, Inc., Class A*	4,799	215,955
Workday, Inc., Class A*	5,439	843,589
		166,976,310
Specialty retail—3.3%
AutoZone, Inc.*	7,526	16,085,997
Carvana Co.*,1	3,200	93,280
Lowe's Cos., Inc.	76,019	14,559,919
		30,739,196
Technology hardware, storage & peripherals—6.2%
Apple, Inc.	353,829	57,500,751
Textiles, apparel & luxury goods—1.0%
Nike, Inc., Class B	54,669	6,282,562
Tapestry, Inc.	87,842	2,954,126
		9,236,688
Tobacco—0.7%
British American Tobacco PLC, ADR	39,830	1,560,141
Philip Morris International, Inc.	47,569	4,621,328
		6,181,469
Total common stocks (cost—$878,338,494)		907,541,824
Short-term investments—1.8%
Investment companies—1.8%
State Street Institutional U.S. Government Money Market Fund, 1.880%[2] (cost—$16,885,139)	16,885,139	16,885,139
Investment of cash collateral from securities loaned—0.0%†
Money market funds—0.0%†
State Street Navigator Securities Lending Government Money Market Portfolio, 2.270%[2] (cost—$94,248)	94,248	94,248
Total investments (cost—$895,317,881)—99.1%		924,521,211
Other assets in excess of liabilities—0.9%		8,841,811
Net assets—100.0%		$933,363,022

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2022

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$907,541,824	$—	$—	$907,541,824
Short-term investments	—	16,885,139	—	16,885,139
Investment of cash collateral from securities loaned	—	94,248	—	94,248
Total	$907,541,824	$16,979,387	$—	$924,521,211

At July 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% OR (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at July 31, 2022.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -5.78% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") returned -3.38%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 163. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Stock selection was the primary detractor to relative returns. Stock selection within Industrials and Information Technology sectors was most negative while stock selection within Financials and Health Care helped to partially offset. Sector allocation was a detractor relative to the benchmark, particularly the overweight to Consumer Discretionary and Information Technology sector, as these sectors performed worse than the benchmark during this time period. The cash allocation acted as a tailwind on performance given the overall weakness of the equity market.

Overall, the fund's style profile was marginally additive given its tilts toward quality in the volatile time period. Within styles, the largest detractors were high beta exposures, or greater sensitivity to market movements, and the underweight to value versus the value benchmark.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A "value equity" strategy in which the subadvisor targets smaller capitalization companies with sustainable business models selling below their perceived value.

• A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

• A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

PACE Small/Medium Co Value Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	(5.92)%	7.55%	10.60%
Class Y2	(5.74)	7.80	10.79
Class P3	(5.78)	7.74	10.76
Class P2[5]	N/A	N/A	(6.27)
After deducting maximum sales charge
Class A1	(11.08)	6.34	9.97
Russell 2500 Value Index[4]	(3.38)	7.35	10.61

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	(15.35)%	5.83%	9.62%
Class Y2	(15.17)	6.09	9.81
Class P3	(15.24)	6.01	9.78
Class P2[5]	N/A	N/A	(16.12)
After deducting maximum sales charge
Class A1	(20.01)	4.65	9.00

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.20% and 1.20%; Class Y—1.00% and 1.00%; Class P—1.02% and 1.02%; and P2—1.02% and 0.58%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.29%; Class Y—1.04%; and Class P—1.04%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

5  Inception date of Class P2 of PACE Small/Medium Co Value Equity Investments is September 15, 2021.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Value Equity Investments

PACE Small/Medium Co Value Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Top ten holdings
W. R. Berkley Corp.	1.6%
Jack Henry & Associates, Inc.	1.6
Healthcare Realty Trust, Inc.	1.5
RBC Bearings, Inc.	1.4
TreeHouse Foods, Inc.	1.4
Terminix Global Holdings, Inc.	1.4
Webster Financial Corp.	1.3
VICI Properties, Inc.	1.3
First Horizon Corp.	1.3
iShares Russell Mid-Cap Value ETF	1.3
Total	14.1%
Top five issuer breakdown by country or territory of origin
United States	95.3%
Cameroon, United Republic Of	1.0
Bermuda	0.9
Puerto Rico	0.9
Chile	0.6
Total	98.7%
Sectors
Financials	21.3%
Industrials	18.0
Information Technology	10.6
Consumer Discretionary	9.1
Real Estate	7.3
Health Care	6.9
Energy	6.8
Consumer Staples	5.4
Materials	4.2
Utilities	2.5
Communication Services	1.1
Total	93.2%

1  The portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—93.0%
Air freight & logistics—0.3%
FedEx Corp.	5,000	$1,165,450
Auto components—0.4%
Gentex Corp.	52,765	1,489,028
Automobiles—1.0%
Thor Industries, Inc.[1]	46,401	3,912,996
Banks—13.0%
Ameris Bancorp	77,660	3,672,541
Bank of Hawaii Corp.	53,137	4,256,805
Bank of NT Butterfield & Son Ltd.	109,775	3,720,275
Bank OZK	73,420	2,944,142
Banner Corp.	65,360	4,051,666
Carter Bankshares, Inc.*	120,148	1,676,065
Cathay General Bancorp	75,120	3,132,504
Central Pacific Financial Corp.	103,830	2,458,694
First Bancorp/Southern Pines NC	13,000	492,440
First Citizens BancShares, Inc., Class A	4,500	3,405,060
First Horizon Corp.	224,802	5,026,573
Glacier Bancorp, Inc.	71,725	3,592,705
Hancock Whitney Corp.	65,360	3,190,222
Popular, Inc.	43,430	3,373,208
Regions Financial Corp.	33,600	711,648
Truist Financial Corp.	21,600	1,090,152
Webster Financial Corp.	114,090	5,299,481
		52,094,181
Beverages—1.1%
National Beverage Corp.	80,634	4,368,750
Building products—2.1%
Armstrong World Industries, Inc.	20,100	1,795,935
Carrier Global Corp.	16,900	684,957
Lennox International, Inc.	8,175	1,958,158
Resideo Technologies, Inc.*	99,735	2,245,035
Zurn Elkay Water Solutions Corp.	54,320	1,572,564
		8,256,649
Capital markets—2.4%
Artisan Partners Asset Management, Inc., Class A	75,115	2,986,572
Jefferies Financial Group, Inc.	10,000	325,700
LPL Financial Holdings, Inc.	19,976	4,193,362
Virtus Investment Partners, Inc.	10,202	2,104,877
		9,610,511
Chemicals—2.7%
HB Fuller Co.	48,029	3,083,462
Innospec, Inc.	24,100	2,458,200
Scotts Miracle-Gro Co.	35,516	3,159,148
Valvoline, Inc.	70,820	2,281,820
		10,982,630
	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—1.8%
KAR Auction Services, Inc.*	201,725	$3,449,497
Stericycle, Inc.*	81,910	3,839,122
		7,288,619
Communications equipment—0.3%
Comtech Telecommunications Corp.	100,570	1,168,623
Consumer finance—0.9%
Enova International, Inc.*	39,980	1,379,710
SLM Corp.	132,405	2,065,518
		3,445,228
Diversified consumer services—1.4%
Terminix Global Holdings, Inc.*	123,751	5,531,670
Diversified telecommunication services—0.6%
Liberty Latin America Ltd., Class A*	335,490	2,472,561
Electric utilities—2.1%
IDACORP, Inc.	42,945	4,797,815
Portland General Electric Co.	70,788	3,634,256
		8,432,071
Electrical equipment—0.7%
EnerSys	42,300	2,787,993
Electronic equipment, instruments & components—1.6%
CDW Corp.	13,746	2,495,311
Zebra Technologies Corp., Class A*	10,645	3,807,610
		6,302,921
Energy equipment & services—1.9%
ChampionX Corp.	131,410	2,745,155
Liberty Energy, Inc.*	252,480	3,585,216
TETRA Technologies, Inc.*	277,740	1,216,501
		7,546,872
Entertainment—0.4%
Lions Gate Entertainment Corp., Class B*	194,121	1,613,146
Equity real estate investment trusts—8.1%
CatchMark Timber Trust, Inc., Class A	20,000	224,800
Corporate Office Properties Trust	118,970	3,349,006
Granite Real Estate Investment Trust	21,690	1,369,724
Healthcare Realty Trust, Inc.	223,430	5,865,037
Hudson Pacific Properties, Inc.	195,160	2,935,206
Lamar Advertising Co., Class A	23,806	2,405,834
Office Properties Income Trust	7,000	145,460
Outfront Media, Inc.	158,575	2,927,295
Physicians Realty Trust	275,000	4,886,750
SL Green Realty Corp.[1]	62,150	3,085,748
VICI Properties, Inc.	149,676	5,117,422
		32,312,282
Food & staples retailing—1.1%
U.S. Foods Holding Corp.*	144,860	4,563,090

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
Food products—2.2%
Conagra Brands, Inc.	8,300	$283,943
Lamb Weston Holdings, Inc.	4,400	350,504
Post Holdings, Inc.*	24,330	2,115,250
TreeHouse Foods, Inc.*	133,685	5,804,603
Tyson Foods, Inc., Class A	4,800	422,448
		8,976,748
Gas utilities—0.4%
National Fuel Gas Co.	21,800	1,577,012
Health care equipment & supplies—1.9%
CONMED Corp.	4,000	390,520
Envista Holdings Corp.*	84,590	3,438,584
Integra LifeSciences Holdings Corp.*	67,780	3,730,611
		7,559,715
Health care providers & services—4.0%
Acadia Healthcare Co., Inc.*	37,490	3,108,296
AdaptHealth Corp.*,1	134,810	2,980,649
Amedisys, Inc.*	24,610	2,949,509
CorVel Corp.*	14,170	2,336,491
Hanger, Inc.*	134,175	2,491,630
Select Medical Holdings Corp.	48,400	1,433,608
Tenet Healthcare Corp.*	10,500	694,260
		15,994,443
Hotels, restaurants & leisure—2.5%
Boston Pizza Royalties Income Fund	26,900	321,993
Cheesecake Factory, Inc.[1]	138,429	4,046,280
Despegar.com Corp.*,1	299,942	2,219,571
Six Flags Entertainment Corp.*	149,100	3,380,097
		9,967,941
Household durables—0.1%
Taylor Morrison Home Corp.*	7,100	203,770
Household products—0.5%
WD-40 Co.[1]	10,450	1,853,517
Insurance—3.5%
Argo Group International Holdings Ltd.	94,360	3,094,065
Assured Guaranty Ltd.	48,660	2,841,257
CNO Financial Group, Inc.	80,637	1,511,944
W. R. Berkley Corp.	103,142	6,449,469
		13,896,735
Interactive media & services—0.1%
System1, Inc.*,1	27,300	224,406
IT services—3.4%
BigCommerce Holdings, Inc.*	141,731	2,218,090
Broadridge Financial Solutions, Inc.	27,950	4,487,373
Jack Henry & Associates, Inc.	30,187	6,271,953
VeriSign, Inc.*	3,900	737,724
		13,715,140
	Number of shares	Value
Common stocks—(continued)
Leisure products—0.6%
JAKKS Pacific, Inc.*,1	104,563	$2,341,166
Life sciences tools & services—1.0%
Syneos Health, Inc.*	50,215	3,974,015
Machinery—7.9%
Altra Industrial Motion Corp.	80,705	3,367,820
EnPro Industries, Inc.	37,200	3,477,456
Graco, Inc.	58,850	3,952,366
Helios Technologies, Inc.	40,245	2,769,661
John Bean Technologies Corp.	24,688	2,772,709
Lincoln Electric Holdings, Inc.	16,835	2,381,142
Miller Industries, Inc.	65,159	1,565,771
Oshkosh Corp.	11,673	1,005,045
RBC Bearings, Inc.*	24,686	5,825,896
Terex Corp.	68,115	2,282,534
Toro Co.	26,550	2,283,034
		31,683,434
Marine—1.1%
Kirby Corp.*	71,300	4,523,272
Media—0.0%†
Paramount Global, Class B	7,700	182,105
Metals & mining—1.0%
ATI, Inc.*	167,680	4,173,555
Oil, gas & consumable fuels—4.9%
Chesapeake Energy Corp.[1]	9,500	894,615
Comstock Resources, Inc.*	213,040	3,393,727
Devon Energy Corp.	7,600	477,660
Golar LNG Ltd.*	182,441	4,081,205
Gulfport Energy Corp.*	8,930	821,917
New Fortress Energy, Inc.	5,600	274,232
PDC Energy, Inc.	59,380	3,900,672
Viper Energy Partners LP	132,630	4,077,046
W&T Offshore, Inc.*	332,493	1,652,491
		19,573,565
Paper & forest products—0.4%
Mercer International, Inc.	93,093	1,485,764
Personal products—0.5%
BellRing Brands, Inc.*	78,651	1,898,635
Professional services—3.0%
KBR, Inc.	64,800	3,449,304
Resources Connection, Inc.	164,595	3,532,209
Science Applications International Corp.	9,950	963,857
TransUnion	48,750	3,862,462
		11,807,832
Road & rail—1.1%
Landstar System, Inc.	27,100	4,243,318
Semiconductors & semiconductor equipment—0.9%
Teradyne, Inc.	36,996	3,732,526

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(concluded)
Software—3.5%
American Software, Inc., Class A	136,714	$2,444,446
Dolby Laboratories, Inc., Class A	56,914	4,405,144
New Relic, Inc.*	73,560	4,462,885
Varonis Systems, Inc.*	86,290	2,194,355
Xperi Holding Corp.	17,608	295,110
		13,801,940
Specialty retail—1.2%
Leslie's, Inc.*,1	138,918	2,105,997
Rent-A-Center, Inc.	98,700	2,322,411
Tilly's, Inc., Class A	29,183	220,915
		4,649,323
Technology hardware, storage & peripherals—0.9%
Diebold Nixdorf, Inc.*,1	906,840	2,929,093
Xerox Holdings Corp.	35,200	602,976
		3,532,069
Textiles, apparel & luxury goods—2.0%
Capri Holdings Ltd.*	79,075	3,849,371
Samsonite International SA, ADR*	415,615	4,309,928
		8,159,299
Thrifts & mortgage finance—0.5%
Essent Group Ltd.	48,800	2,037,888
Total common stocks (cost—$318,242,511)		371,114,404
	Number of shares	Value
Exchange traded funds—2.5%
iShares Russell 2000 Value ETF	33,350	$4,977,488
iShares Russell Mid-Cap Value ETF	45,350	5,005,279
Total exchange traded funds (cost—$9,987,235)		9,982,767
Investment companies—0.2%
Sprott Physical Uranium Trust* (cost—$520,683)	61,250	717,465
Short-term investments—4.5%
Investment companies—4.5%
State Street Institutional U.S. Government Money Market Fund, 1.880%[2] (cost—$17,963,403)	17,963,403	17,963,403
Investment of cash collateral from securities loaned—3.2%
Money market funds—3.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.270%[2] (cost—$12,606,435)	12,606,435	12,606,435
Total investments (cost—$359,320,267)—103.4%		412,384,474
Liabilities in excess of other assets—(3.4)%		(13,462,699)
Net assets—100.0%		$398,921,775

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$371,114,404	$—	$—	$371,114,404
Exchange traded funds	9,982,767	—	—	9,982,767
Investment companies	717,465	—	—	717,465
Short-term investments	—	17,963,403	—	17,963,403
Investment of cash collateral from securities loaned	—	12,606,435	—	12,606,435
Total	$381,814,636	$30,569,838	$—	$412,384,474

At July 31, 2022, there were no transfers in or out of Level 3.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2022

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at July 31, 2022.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -22.47% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned -22.34%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 172. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio modestly underperformed its benchmark during the reporting period. Sector allocation was the key driver of relative returns primarily due the underweight to the Energy sector, which was the strongest performing sector in the period. Stock selection was positive due to robust results within Health Care, which was partially offset by more challenging results in Consumer Discretionary. Security selection was broadly positive across the majority of sectors. The cash allocation was additive in what was a tough period for the benchmark.

Risk factors were supportive of performance for the period. The Portfolio received a significant benefit from its low beta positioning, or lower sensitivity to market movements, as well as tilts towards value oriented style factors versus the growth benchmark.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge");

Calamos Advisors LLC ("Calamos"), Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Riverbridge: Mark Thompson and Ross Johnson;

Calamos: Brandon Nelson

Jacobs Levy: Bruce I. Jacobs and Kenneth N. Levy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

• A strategy in which the subadvisor seeks to identify and exploit the perception gap that exits between a company's business strength and the market's expectation of that strength.

• A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

PACE Small/Medium Co Growth Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	(22.59)%	10.20%	10.99%
Class Y2	(22.31)	10.50	11.19
Class P3	(22.47)	10.38	11.14
Class P2[5]	N/A	N/A	(29.21)
After deducting maximum sales charge
Class A1	(26.83)	8.96	10.36
Russell 2500 Growth Index[4]	(22.34)	9.60	12.20

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	(29.91)%	8.34%	9.82%
Class Y2	(29.65)	8.63	10.02
Class P3	(29.72)	8.52	9.98
Class P2[5]	N/A	N/A	(38.87)
After deducting maximum sales charge
Class A1	(33.77)	7.13	9.20

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.19% and 1.19%; Class Y—2.20% and 1.08%; Class P—1.03% and 1.03% and P2—1.03% and 0.61%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.33%; Class Y—1.08%; and Class P—1.08%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

5  Inception date of Class P2 of PACE Small/Medium Co Growth Equity Investments is September 15, 2021.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Growth Equity Investments

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Top ten holdings
Ritchie Bros Auctioneers, Inc.	1.9%
Privia Health Group, Inc.	1.8
Globant SA	1.7
WillScot Mobile Mini Holdings Corp.	1.5
Amedisys, Inc.	1.3
SPS Commerce, Inc.	1.3
Grand Canyon Education, Inc.	1.3
Ensign Group, Inc.	1.3
Paylocity Holding Corp.	1.3
Five Below, Inc.	1.2
Total	14.6%
Top five issuer breakdown by country or territory of origin
United States	95.1%
Canada	3.2
Bermuda	0.5
Israel	0.4
Germany	0.2
Total	99.4%
Sectors
Information Technology	26.4%
Health Care	24.8
Industrials	17.3
Consumer Discretionary	10.4
Financials	5.7
Consumer Staples	5.4
Energy	3.5
Materials	2.2
Real Estate	1.5
Communication Services	1.2
Telecommunication Services	0.1
Total	98.5%

1  The portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—98.5%
Aerospace & defense—0.5%
AAR Corp.*	3,840	$170,995
Aerojet Rocketdyne Holdings, Inc.*	30,056	1,313,147
Curtiss-Wright Corp.	1,669	239,401
		1,723,543
Air freight & logistics—0.2%
GXO Logistics, Inc.*	15,049	722,352
Airlines—0.2%
Allegiant Travel Co.*	6,526	752,513
Banks—0.7%
Metrocity Bankshares, Inc.	1,188	24,604
Western Alliance Bancorp	21,536	1,644,920
Wintrust Financial Corp.	7,459	641,772
		2,311,296
Beverages—2.0%
Boston Beer Co., Inc., Class A*	4,204	1,599,328
Celsius Holdings, Inc.*,1	27,240	2,423,270
Coca-Cola Consolidated, Inc.	3,435	1,762,155
MGP Ingredients, Inc.[1]	10,264	1,079,568
		6,864,321
Biotechnology—4.4%
Aduro Biotech, Inc.*,2,3	9,389	0
Alkermes PLC*	62,568	1,601,741
Coherus Biosciences, Inc.*	26,864	227,538
CTI BioPharma Corp.*,1	60,071	392,864
Cytokinetics, Inc.*,1	16,813	711,694
Deciphera Pharmaceuticals, Inc.*	25,496	323,544
Eagle Pharmaceuticals, Inc.*	808	32,078
Enanta Pharmaceuticals, Inc.*	7,657	422,284
Exelixis, Inc.*	83,203	1,740,607
FibroGen, Inc.*	58,576	736,886
Halozyme Therapeutics, Inc.*	18,293	894,528
Intercept Pharmaceuticals, Inc.*,1	31,260	398,878
Ionis Pharmaceuticals, Inc.*	50,891	1,911,466
Karyopharm Therapeutics, Inc.*	59,589	253,253
Mirum Pharmaceuticals, Inc.*,1	28,028	703,503
Pieris Pharmaceuticals, Inc.*	15,212	26,773
PTC Therapeutics, Inc.*	31,064	1,352,837
Sarepta Therapeutics, Inc.*	19,731	1,833,996
Travere Therapeutics, Inc.*	50,836	1,196,679
		14,761,149
Building products—1.2%
Advanced Drainage Systems, Inc.	8,594	1,019,248
Apogee Enterprises, Inc.	19,025	791,630
JELD-WEN Holding, Inc.*	18,472	328,432
Masonite International Corp.*	8,517	775,303
Tecnoglass, Inc.	42,601	954,689
		3,869,302
Capital markets—1.6%
Blucora, Inc.*	26,057	521,140
Bridge Investment Group Holdings, Inc., Class A	7,488	127,521
	Number of shares	Value
Common stocks—(continued)
Capital markets—(concluded)
FactSet Research Systems, Inc.	265	$113,865
Greenhill & Co., Inc.	9,926	86,356
Houlihan Lokey, Inc.	20,476	1,731,450
LPL Financial Holdings, Inc.	10,438	2,191,145
StoneX Group, Inc.*	7,860	684,842
		5,456,319
Chemicals—1.2%
AdvanSix, Inc.	10,193	400,483
American Vanguard Corp.	20,171	472,203
Axalta Coating Systems Ltd.*	30,352	765,477
Chemours Co.	46,064	1,639,418
Orion Engineered Carbons SA	40,157	694,315
		3,971,896
Commercial services & supplies—3.5%
Aris Water Solution, Inc., Class A	38,881	823,111
Cimpress PLC*	10,579	425,170
Driven Brands Holdings, Inc.*	11,584	351,922
Healthcare Services Group, Inc.	116,739	1,674,037
IAA, Inc.*	42,067	1,587,188
Pitney Bowes, Inc.	24,984	81,698
Ritchie Bros Auctioneers, Inc.	89,390	6,442,337
Tetra Tech, Inc.	1,984	304,088
		11,689,551
Communications equipment—2.2%
ADTRAN Holdings, Inc.	12,587	303,221
CalAmp Corp.*	47,907	225,642
Clearfield, Inc.*	7,573	746,319
CommScope Holding Co., Inc.*	137,789	1,244,235
DZS, Inc.*	10,532	197,370
Extreme Networks, Inc.*	143,118	1,871,983
Harmonic, Inc.*	45,713	499,186
Infinera Corp.*,1	144,241	944,778
Lantronix, Inc.*	54,358	391,921
Sierra Wireless, Inc.*	40,293	1,002,490
		7,427,145
Construction & engineering—2.7%
EMCOR Group, Inc.	18,160	2,113,279
MYR Group, Inc.*	17,107	1,629,100
Sterling Infrastructure, Inc.*	8,205	210,950
WillScot Mobile Mini Holdings Corp.*	129,592	5,003,547
		8,956,876
Consumer finance—1.2%
Curo Group Holdings Corp.	11,890	85,132
Green Dot Corp., Class A*	26,526	745,381
LendingTree, Inc.*	1,963	89,474
PRA Group, Inc.*	54,851	2,185,264
PROG Holdings, Inc.*	28,690	528,470
World Acceptance Corp.*	2,527	279,928
		3,913,649

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
Containers & packaging—0.0%†
O-I Glass, Inc.*	8,864	$130,389
Diversified consumer services—1.7%
Carriage Services, Inc.	2,343	85,004
Chegg, Inc.*	10,742	228,804
Duolingo, Inc.*	4,513	414,068
European Wax Center, Inc., Class A	12,000	251,040
Grand Canyon Education, Inc.*	45,102	4,332,949
Universal Technical Institute, Inc.*	31,344	252,006
		5,563,871
Diversified telecommunication services—0.8%
Bandwidth, Inc., Class A*	37,771	628,132
Cogent Communications Holdings, Inc.	24,178	1,542,798
Ooma, Inc.*	35,613	424,863
		2,595,793
Electrical equipment—0.2%
Vertiv Holdings Co.[1]	48,968	559,215
Electronic equipment, instruments & components—2.6%
Arlo Technologies, Inc.*	40,297	283,288
Cognex Corp.	46,313	2,361,037
Itron, Inc.*	19,904	1,162,394
Jabil, Inc.	37,169	2,205,608
Napco Security Technologies, Inc.*	16,674	427,855
National Instruments Corp.	63,500	2,413,000
		8,853,182
Energy equipment & services—0.7%
Patterson-UTI Energy, Inc.	106,686	1,765,653
ProFrac Holding Corp., Class A*	3,228	59,331
ProPetro Holding Corp.*	31,559	332,001
US Silica Holdings, Inc.*	15,047	208,100
		2,365,085
Equity real estate investment trusts—0.8%
Community Healthcare Trust, Inc.	1,713	66,721
NexPoint Residential Trust, Inc.	15,706	1,045,077
Phillips Edison & Co., Inc.	47,338	1,611,386
		2,723,184
Food & staples retailing—0.6%
BJ's Wholesale Club Holdings, Inc.*	8,030	543,631
Chefs' Warehouse, Inc.*	17,490	605,329
Sprouts Farmers Market, Inc.*	29,445	813,860
		1,962,820
Food products—1.6%
Calavo Growers, Inc.	11,820	476,346
Freshpet, Inc.*,1	32,739	1,749,572
Lamb Weston Holdings, Inc.	25,278	2,013,645
Pilgrim's Pride Corp.*	19,550	613,284
SunOpta, Inc.*	74,155	654,047
		5,506,894
	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—5.9%
Axonics, Inc.*	21,448	$1,391,332
Embecta Corp.*	5,653	166,368
Glaukos Corp.*	34,890	1,878,827
Heska Corp.*	18,520	1,694,395
Inogen, Inc.*	11,117	309,275
Inspire Medical Systems, Inc.*	8,120	1,696,999
iRadimed Corp.	26,529	1,120,850
iRhythm Technologies, Inc.*	8,499	1,314,200
Lantheus Holdings, Inc.*	6,753	518,090
LivaNova PLC*	5,915	376,608
Masimo Corp.*	11,774	1,702,285
Merit Medical Systems, Inc.*	26,972	1,550,351
Neogen Corp.*,1	67,825	1,568,792
OrthoPediatrics Corp.*	32,471	1,534,255
Paragon 28, Inc.*	33,854	643,226
Shockwave Medical, Inc.*	6,897	1,454,784
STAAR Surgical Co.*	9,584	773,429
Surmodics, Inc.*	1,753	61,004
Tactile Systems Technology, Inc.*	6,319	48,972
		19,804,042
Health care providers & services—9.9%
Acadia Healthcare Co., Inc.*	24,399	2,022,921
Amedisys, Inc.*	37,529	4,497,851
AMN Healthcare Services, Inc.*	28,547	3,209,825
Chemed Corp.	6,182	2,974,098
DaVita, Inc.*	19,125	1,609,560
Ensign Group, Inc.	53,289	4,246,601
HealthEquity, Inc.*	11,059	643,302
Oak Street Health, Inc.*,1	65,773	1,904,128
Option Care Health, Inc.*	10,674	358,646
Pennant Group, Inc.*	80,677	1,076,231
Privia Health Group, Inc.*	165,953	6,103,751
Progyny, Inc.*	51,357	1,567,929
US Physical Therapy, Inc.	23,748	3,082,016
		33,296,859
Health care technology—2.0%
Certara, Inc.*	94,994	2,183,912
Definitive Healthcare Corp.*	81,345	2,113,343
Evolent Health, Inc., Class A*	25,482	866,133
OptimizeRx Corp.*	8,381	188,321
Phreesia, Inc.*	55,095	1,294,182
Simulations Plus, Inc.[1]	3,300	211,695
		6,857,586
Hotels, restaurants & leisure—2.2%
Bluegreen Vacations Holding Corp.	7,346	193,053
Dave & Buster's Entertainment, Inc.*	20,800	777,088
Everi Holdings, Inc.*	54,209	1,041,355
International Game Technology PLC[1]	59,158	1,121,044
Light & Wonder, Inc., Class A*	9,537	485,815
PlayAGS, Inc.*	54,488	258,273
SeaWorld Entertainment, Inc.*	12,280	586,124
Travel + Leisure Co.	34,416	1,483,674

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—(concluded)
Wyndham Hotels & Resorts, Inc.	13,547	$940,297
Xponential Fitness, Inc., Class A*	29,508	437,899
		7,324,622
Household durables—0.7%
Lovesac Co.*	14,699	458,021
Toll Brothers, Inc.	29,861	1,468,564
TopBuild Corp.*	1,200	254,064
		2,180,649
Insurance—2.1%
Everest Re Group Ltd.	6,246	1,632,392
Goosehead Insurance, Inc., Class A1	24,115	1,355,504
Kinsale Capital Group, Inc.	5,209	1,266,881
Lincoln National Corp.	23,456	1,204,231
RenaissanceRe Holdings Ltd.	13,194	1,706,116
		7,165,124
Interactive media & services—0.5%
QuinStreet, Inc.*	20,181	216,946
Vimeo, Inc.*	21,300	118,428
Yelp, Inc.*	45,917	1,407,815
		1,743,189
Internet & direct marketing retail—0.1%
Liquidity Services, Inc.*	14,465	291,180
Quotient Technology, Inc.*	12,800	35,456
		326,636
IT services—6.1%
Brightcove, Inc.*	36,567	217,574
CSG Systems International, Inc.	32,783	2,139,091
DigitalOcean Holdings, Inc.*	16,950	694,611
Endava PLC, ADR*	2,198	224,196
ExlService Holdings, Inc.*	12,041	2,027,343
Flywire Corp.*	16,353	383,641
Globant SA*	28,366	5,651,642
GoDaddy, Inc., Class A*	17,201	1,275,970
Grid Dynamics Holdings, Inc.*	119,304	2,251,266
International Money Express, Inc.*	72,004	1,730,976
Squarespace, Inc., Class A*,1	84,407	1,795,337
Unisys Corp.*	13,358	183,272
WEX, Inc.*	9,238	1,535,448
WNS Holdings Ltd., ADR*	4,408	382,218
		20,492,585
Leisure products—0.2%
MasterCraft Boat Holdings, Inc.*	11,479	271,938
Smith & Wesson Brands, Inc.	31,455	457,670
		729,608
Life sciences tools & services—1.2%
Medpace Holdings, Inc.*	23,978	4,064,990
Machinery—2.4%
AGCO Corp.	9,118	993,133
Kadant, Inc.	14,244	2,903,639
	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Kornit Digital Ltd.*,1	47,644	$1,296,393
Proto Labs, Inc.*	12,852	628,334
Terex Corp.	41,299	1,383,930
Titan International, Inc.*	16,986	284,685
Wabash National Corp.	26,957	486,844
		7,976,958
Media—0.2%
Sinclair Broadcast Group, Inc., Class A	26,835	586,076
Metals & mining—0.4%
Compass Minerals International, Inc.	24,136	898,583
MP Materials Corp.*,1	8,179	274,569
Schnitzer Steel Industries, Inc., Class A	5,433	193,198
		1,366,350
Multiline retail—1.1%
Dillard's, Inc., Class A1	2,576	585,654
Nordstrom, Inc.	34,489	810,836
Ollie's Bargain Outlet Holdings, Inc.*	37,654	2,219,703
		3,616,193
Oil, gas & consumable fuels—2.8%
Arch Resources, Inc.	6,414	828,304
California Resources Corp.	24,683	1,107,279
Chord Energy Corp.	4,994	640,431
CVR Energy, Inc.	17,993	603,485
Delek U.S. Holdings, Inc.	34,190	911,505
Evolution Petroleum Corp.	1,100	7,425
Gulfport Energy Corp.*	6,852	630,658
Matador Resources Co.	15,077	871,149
Par Pacific Holdings, Inc.*	61,963	1,022,390
PBF Energy, Inc., Class A*	12,214	407,337
SilverBow Resources, Inc.*,1	45,110	2,038,521
SM Energy Co.	11,559	477,156
		9,545,640
Paper & forest products—0.5%
Louisiana-Pacific Corp.	17,114	1,088,964
Sylvamo Corp.	18,790	737,319
		1,826,283
Personal products—1.1%
elf Beauty, Inc.*	26,560	890,557
Herbalife Nutrition Ltd.*	58,291	1,422,883
Medifast, Inc.	3,808	640,468
USANA Health Sciences, Inc.*	10,194	709,706
		3,663,614
Pharmaceuticals—1.4%
Aerie Pharmaceuticals, Inc.*,1	78,466	550,047
Amneal Pharmaceuticals, Inc.*	124,141	439,459
Amphastar Pharmaceuticals, Inc.*	42,869	1,602,872
Harmony Biosciences Holdings, Inc.*	17,588	892,239
Intra-Cellular Therapies, Inc.*	21,981	1,189,612

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
Pharmaceuticals—(concluded)
Progenics Pharmaceuticals, Inc.*,2,3	76,855	$0
Theravance Biopharma, Inc.*,1	3,389	29,789
		4,704,018
Professional services—4.0%
CRA International, Inc.	3,869	383,070
Exponent, Inc.	35,233	3,540,564
Forrester Research, Inc.*	11,533	536,169
FTI Consulting, Inc.*	1,096	179,262
Huron Consulting Group, Inc.*	2,746	184,256
Insperity, Inc.	19,947	2,188,984
KBR, Inc.	39,084	2,080,441
Kforce, Inc.	13,646	898,589
Korn Ferry	24,762	1,622,159
TriNet Group, Inc.*	23,544	1,942,380
		13,555,874
Real estate management & development—0.6%
Compass, Inc., Class A*,1	51,686	197,440
Forestar Group, Inc.*	15,045	208,223
Marcus & Millichap, Inc.	6,130	250,840
Redfin Corp.*,1	92,350	803,445
RMR Group, Inc., Class A	3,472	100,375
Zillow Group, Inc., Class A*	17,485	611,975
		2,172,298
Road & rail—1.2%
ArcBest Corp.	5,233	463,644
Daseke, Inc.*	28,268	236,886
Landstar System, Inc.	12,138	1,900,568
Lyft, Inc., Class A*	69,580	964,379
PAM Transportation Services, Inc.*	5,433	194,393
XPO Logistics, Inc.*	1,745	104,246
		3,864,116
Semiconductors & semiconductor equipment—2.5%
Ambarella, Inc.*	14,978	1,296,346
CEVA, Inc.*	5,595	208,302
MaxLinear, Inc.*	40,667	1,643,353
Power Integrations, Inc.	41,047	3,489,406
SiTime Corp.*	5,252	976,767
SMART Global Holdings, Inc.*,1	47,747	936,796
		8,550,970
Software—12.5%
8x8, Inc.*	60,510	295,894
Agilysys, Inc.*	22,201	1,072,308
Alarm.com Holdings, Inc.*	55,559	3,931,910
American Software, Inc., Class A	2,628	46,989
Amplitude, Inc., Class A*,1	16,853	249,087
Arteris, Inc.*	2,157	17,385
Avalara, Inc.*	20,863	1,823,844
Benefitfocus, Inc.*	17,971	152,214
Blackline, Inc.*	46,242	2,923,419
Box, Inc., Class A*	99,499	2,829,752
CyberArk Software Ltd.*	2,446	318,298
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Descartes Systems Group, Inc.*	35,771	$2,469,630
Domo, Inc., Class B*	6,581	184,334
Dropbox, Inc., Class A*	96,384	2,191,772
Everbridge, Inc.*	11,504	289,211
Five9, Inc.*	16,925	1,829,931
Informatica, Inc., Class A*	11,688	267,655
Kaltura, Inc.*	33,188	83,302
Model N, Inc.*	65,433	1,643,677
Momentive Global, Inc.*	18,433	159,445
Nutanix, Inc., Class A*	79,191	1,198,160
OneSpan, Inc.*	35,016	387,627
Paycor HCM, Inc.*	45,744	1,220,907
Paylocity Holding Corp.*	20,537	4,229,184
Pegasystems, Inc.	39,397	1,581,790
PROS Holdings, Inc.*	38,903	948,066
Rimini Street, Inc.*	32,764	230,003
ShotSpotter, Inc.*	8,802	295,659
Sprout Social, Inc., Class A*	14,771	769,569
SPS Commerce, Inc.*	37,303	4,467,407
Tenable Holdings, Inc.*	14,750	570,088
UserTesting, Inc.*	38,478	243,566
Workiva, Inc.*	49,237	3,225,024
		42,147,107
Specialty retail—4.4%
Bed Bath & Beyond, Inc.*,1	15,787	79,409
Caleres, Inc.	18,103	449,316
Five Below, Inc.*	32,399	4,116,941
Floor & Decor Holdings, Inc., Class A*	43,662	3,517,847
Fresh Market, Inc.*,2	56,390	0
Hibbett, Inc.	5,616	263,503
Lithia Motors, Inc.	1,674	444,079
Murphy USA, Inc.	14,232	4,047,011
National Vision Holdings, Inc.*	63,062	1,837,627
		14,755,733
Technology hardware, storage & peripherals—0.4%
Avid Technology, Inc.*	44,796	1,256,976
Diebold Nixdorf, Inc.*,1	21,520	69,509
		1,326,485
Thrifts & mortgage finance—0.1%
Axos Financial, Inc.*	7,909	330,280
Tobacco—0.1%
Turning Point Brands, Inc.	9,326	223,824
Trading companies & distributors—1.3%
Applied Industrial Technologies, Inc.	5,031	506,068
Boise Cascade Co.	22,609	1,598,682
GMS, Inc.*	19,831	1,052,431
Herc Holdings, Inc.	10,471	1,298,614
		4,455,795
Total common stocks (cost—$324,758,243)		331,333,849

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Exchange traded funds—0.2%
iShares Russell 2000 Growth ETF (cost—$547,067)	2,400	$551,064
Short-term investments—1.0%
Investment companies—1.0%
State Street Institutional U.S. Government Money Market Fund, 1.880%[4] (cost—$3,437,744)	3,437,744	3,437,744
Investment of cash collateral from securities loaned—4.3%
Money market funds—4.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.270%[4] (cost—$14,588,635)	14,588,635	14,588,635
Total investments (cost—$343,331,689)—104.0%		349,911,292
Liabilities in excess of other assets—(4.0)%		(13,533,342)
Net assets—100.0%		$336,377,950

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$331,333,849	$—	$0	$331,333,849
Exchange traded funds	551,064	—	—	551,064
Short-term investments	—	3,437,744	—	3,437,744
Investment of cash collateral from securities loaned	—	14,588,635	—	14,588,635
Total	$331,884,913	$18,026,379	$0	$349,911,292

At July 31, 2022, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

3  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

4  Rates shown reflect yield at July 31, 2022.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -11.84% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned -14.32%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 182. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. Stock selection was the primary contributor, particularly within Information Technology, Communication Services, and Financials. Weaker results in Consumer Discretionary and Materials detracted, but only partially offset the positive contributors. Sector allocation did not make a significant impact as the positive impact from an overweight to Energy was offset by the headwind from an overweight to Information Technology. Stock selection from a country perspective was also positive given results in Japan, Singapore, and France.

In terms of style, the Portfolio's value orientation, versus the benchmark, was a tailwind during the period. The cash allocation was a modest contributor in a declining equity market.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Baird");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Baird: Brian M. Beitner, CFA, Jesse Flores, CFA, Haicheng Li, CFA, Nathaniel Velarde;
Los Angeles Capital: Hal W. Reynolds, CFA, Daniel E. Allen, CFA, and Laina Draeger, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

(continued on next page)

PACE International Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor will buy securities "long" that it believes will outperform the market or decrease portfolio risk, sells securities "short" that it believes will underperform the market and may invest the proceeds from those sales in additional securities.

• A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(12.06)%	3.34%	6.12%
Class Y2	(11.86)	3.63	6.41
Class P3	(11.84)	3.62	6.41
After deducting maximum sales charge
Class A1	(16.91)	2.19	5.52
MSCI EAFE Index (net)[4]	(14.32)	2.62	5.79

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(15.63)%	3.13%	5.68%
Class Y2	(15.41)	3.40	5.97
Class P3	(15.40)	3.40	5.96
After deducting maximum sales charge
Class A1	(20.29)	1.97	5.08

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.64% and 1.58%; Class Y—1.36% and 1.33%; and Class P—1.36% and 1.33%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.25%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE International Equity Investments

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Top ten holdings (long holdings)
Takeda Pharmaceutical Co. Ltd.	2.0%
Shell PLC	1.8
Novartis AG, Registered Shares	1.7
Honda Motor Co. Ltd.	1.7
CK Hutchison Holdings Ltd.	1.6
Enel SpA	1.6
Sanofi	1.6
BP PLC	1.5
Genmab A/S	1.5
Allianz SE	1.4
Total	16.4%
Top ten holdings (short holdings)
Hitachi Ltd.	(0.4)%
Boliden AB	(0.4)
Lottery Corp. Ltd.	(0.3)
Nitori Holdings Co. Ltd.	(0.3)
Norsk Hydro ASA	(0.2)
Vonovia SE	(0.3)
JSR Corp.	(0.3)
Fortescue Metals Group Ltd.	(0.3)
Chr Hansen Holding A/S	(0.3)
Kurita Water Industries Ltd.	(0.3)
Total	(3.1)%
Top five issuer breakdown by country or territory of origin (long holdings)
Japan	29.4%
United Kingdom	15.3
France	9.0
United States	7.2
Netherlands	5.8
Total	66.7%
Top five issuer breakdown by country or territory of origin (short holdings)
Japan	(5.0)%
France	(0.9)
United Kingdom	(0.9)
Australia	(0.8)
Denmark	(0.6)
Total	(8.2)%

1  The portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Common stocks
Aerospace & defense	1.8%
Air freight & logistics	0.3
Auto components	1.2
Automobiles	3.4
Banks	11.3
Beverages	1.4
Biotechnology	1.8
Building products	1.1
Capital markets	0.7
Chemicals	2.6
Commercial services & supplies	1.6
Communications equipment	0.2
Construction & engineering	0.8
Construction materials	0.7
Diversified financial services	0.0	†
Diversified telecommunication services	3.4
Electric utilities	4.1
Electrical equipment	0.9
Electronic equipment, instruments & components	2.8
Energy equipment & services	0.1
Entertainment	1.1
Equity real estate investment trusts	0.3
Food & staples retailing	2.3
Food products	3.1
Gas utilities	1.2
Health care equipment & supplies	1.4
Health care providers & services	0.0	†
Hotels, restaurants & leisure	0.2
Household durables	2.4
Independent power and renewable electricity producers	0.4
Industrial conglomerates	3.0
Insurance	5.7
Interactive media & services	0.2
Internet & direct marketing retail	0.7
IT services	2.3
Leisure products	0.5
Life sciences tools & services	0.3
Machinery	2.4
Marine	0.4
Media	1.2
Metals & mining	0.6
Multiline retail	0.4
Oil, gas & consumable fuels	7.0
Common stocks—(concluded)
Personal products	1.4%
Pharmaceuticals	11.6
Professional services	1.6
Real estate management & development	0.7
Road & rail	1.3
Semiconductors & semiconductor equipment	5.1
Software	2.8
Specialty retail	1.2
Technology hardware, storage & peripherals	1.1
Textiles, apparel & luxury goods	2.5
Tobacco	1.6
Trading companies & distributors	1.2
Transportation infrastructure	0.1
Wireless telecommunication services	0.7
Total common stocks	110.2
Preferred stocks
Automobiles	0.1
Rights
Australia	0.0 †
Short-term investments	0.8
Investment of cash collateral from securities loaned	1.1
Total investments before investments sold short	112.2
Investments sold short
Aerospace & defense	(0.3)
Airlines	(0.1)
Auto components	(0.0)†
Banks	(0.6)
Building products	(0.0)†
Capital markets	(0.0)†
Chemicals	(1.0)
Construction & engineering	(0.2)
Diversified financial services	(0.1)
Diversified telecommunication services	(0.2)
Electric utilities	(0.2)
Electrical equipment	(0.5)
Electronic equipment, instruments & components	(0.1)
Entertainment	(0.2)
Equity real estate investment trusts	(0.6)
Food & staples retailing	(0.4)
Food products	(0.1)

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited) (concluded)1

As a percentage of net assets as of July 31, 2022

Investments sold short—(continued)
Gas utilities	(0.1)%
Health care equipment & supplies	(0.4)
Health care providers & services	(0.0)†
Hotels, restaurants & leisure	(0.7)
Household durables	(0.0)†
Industrial conglomerates	(0.5)
Insurance	(0.4)
Interactive media & services	(0.3)
Internet & direct marketing retail	(0.2)
IT services	(0.1)
Machinery	(0.9)
Marine	(0.1)
Media	(0.1)
Metals & mining	(1.3)
Multiline retail	(0.1)
Oil, gas & consumable fuels	(0.1)
Investments sold short—(concluded)
Paper & forest products	(0.3)%
Personal products	(0.4)
Pharmaceuticals	(0.2)
Professional services	(0.0)†
Real estate management & development	(1.0)
Road & rail	(0.5)
Semiconductors & semiconductor equipment	(0.0)†
Software	(0.3)
Specialty retail	(0.4)
Technology hardware, storage & peripherals	(0.0)†
Trading companies & distributors	(0.0)†
Transportation infrastructure	(0.2)
Total investments sold short	(13.2)
Other assets in excess of liabilities	1.0
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE International Equity Investments

Portfolio of Investments—July 31, 2022

	Number of shares	Value
Common stocks—110.2%
Australia—3.8%s
Aristocrat Leisure Ltd.[1]	13,065	$325,946
ASX Ltd.[2]	21,238	1,320,043
Aurizon Holdings Ltd.	1,946,946	5,510,433
Australia & New Zealand Banking Group Ltd.[1]	43,949	710,271
BlueScope Steel Ltd.	203,068	2,385,314
Coles Group Ltd.	203,191	2,676,094
CSL Ltd.[1]	4,272	869,852
Endeavour Group Ltd.	30,963	172,508
Medibank Pvt. Ltd.	319,423	768,063
National Australia Bank Ltd.[1]	117,168	2,530,420
QBE Insurance Group Ltd.	201,175	1,626,645
Sonic Healthcare Ltd.[1]	2,368	57,025
South32 Ltd.[1]	204,946	558,604
Stockland[1]	435,684	1,180,567
Telstra Corp. Ltd.	456,071	1,246,446
Vicinity Centres[1]	597,546	874,326
Wesfarmers Ltd.[1]	59,028	1,934,083
WiseTech Global Ltd.	74,475	2,637,503
Woodside Energy Group Ltd.	15,303	345,549
Woolworths Group Ltd.[1]	107,382	2,825,122
		30,554,814
Austria—0.5%
Erste Group Bank AG	61,089	1,548,769
OMV AG	45,456	1,935,968
Verbund AG	4,205	462,405
		3,947,142
Canada—1.9%
Constellation Software, Inc.	4,628	7,872,750
Fairfax Financial Holdings Ltd.	13,800	7,433,712
		15,306,462
China—1.2%
Alibaba Group Holding Ltd., ADR*	20,456	1,828,153
BeiGene Ltd., ADR*	7,229	1,215,050
BOC Hong Kong Holdings Ltd.	40,500	146,501
Chow Tai Fook Jewellery Group Ltd	422,200	835,009
Prosus N.V.*	56,257	3,669,925
Sinopharm Group Co. Ltd., Class H	105,450	241,606
Wuxi Biologics Cayman, Inc.*,3	212,169	2,030,906
		9,967,150
Denmark—4.4%
A.P. Moller—Maersk A/S, Class B1	133	363,134
Coloplast A/S, Class B1	21,032	2,461,562
Genmab A/S*	33,278	11,840,975
ISS A/S*	88,031	1,538,477
Novo Nordisk A/S, ADR	73,833	8,569,058
Novo Nordisk A/S, Class B	89,500	10,424,401
Pandora A/S	11,070	822,409
		36,020,016
Finland—1.5%
Fortum Oyj	8,911	100,020
Kesko Oyj, Class B	73,361	1,814,450
	Number of shares	Value
Common stocks—(continued)
Finland—(concluded)
Neste Oyj	73,610	$3,785,120
Nokia Oyj	292,716	1,524,635
Nordea Bank Abp	445,277	4,390,416
Orion Oyj, Class B	15,286	729,715
		12,344,356
France—9.0%
Aeroports de Paris*,1	1,263	174,511
Air Liquide SA1	4,611	633,931
Airbus SE1	37,701	4,064,985
Arkema SA	5,689	538,950
AXA SA1	75,058	1,729,525
Bouygues SA	143,096	4,325,754
Bureau Veritas SA	5,897	162,643
Capgemini SE1	3,454	658,805
Cie de Saint-Gobain	85,313	3,978,130
Cie Generale des Etablissements Michelin SCA	36,148	1,011,586
Danone SA	16,846	928,874
Dassault Aviation SA	29,464	4,214,019
Dassault Systemes SE1	56,350	2,416,946
Edenred	802	41,167
EssilorLuxottica SA	438	68,671
Hermes International[1]	2,510	3,443,579
Kering SA	9,998	5,723,765
L'Oreal SA1	11,191	4,230,839
Legrand SA	8,541	699,240
LVMH Moet Hennessy Louis Vuitton SE1	9,208	6,393,612
Pernod Ricard SA	8,352	1,640,703
Publicis Groupe SA1	11,596	617,085
Safran SA	19,194	2,109,719
Sanofi[1]	127,710	12,690,992
Sartorius Stedim Biotech	1,522	608,860
SEB SA	2,065	173,853
Societe Generale SA	36,424	816,130
Teleperformance	1,586	530,360
Thales SA1	6,575	817,664
TotalEnergies SE	113,356	5,789,924
Valeo SA	15,446	331,780
Vinci SA1	16,623	1,593,460
Wendel SE	1,717	158,032
		73,318,094
Germany—5.0%
Allianz SE1	63,894	11,603,539
BASF SE1	86,254	3,843,924
Bayerische Motoren Werke AG	506	41,347
Continental AG	77,779	5,541,065
Deutsche Post AG [1]	48,858	1,951,382
Deutsche Telekom AG [1]	127,500	2,422,369
Evonik Industries AG	250,027	5,332,998
GEA Group AG	19,361	722,699
Hannover Rueck SE	1,392	197,451
HeidelbergCement AG	15,829	806,282
Infineon Technologies AG	53,900	1,478,179
Mercedes-Benz Group AG	42,673	2,516,597
Merck KGaA	642	122,276

PACE International Equity Investments

Portfolio of Investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
Germany—(concluded)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	12,774	$2,895,942
Puma SE	17,361	1,172,280
		40,648,330
Hong Kong—2.3%
AIA Group Ltd.[1]	27,400	275,278
CK Asset Holdings Ltd.[1]	423,000	2,994,725
Hang Lung Properties Ltd.[1]	76,000	138,662
Hong Kong Exchanges & Clearing Ltd.	53,500	2,455,138
Jardine Matheson Holdings Ltd.	102,300	5,403,058
New World Development Co. Ltd.[1]	54,000	180,570
Swire Pacific Ltd., Class A1	127,000	723,280
Swire Properties Ltd.[1]	139,000	331,200
WH Group Ltd.[3]	8,519,189	6,451,896
		18,953,807
India—1.1%
HDFC Bank Ltd., ADR	81,453	5,115,248
Tata Consultancy Services Ltd.	88,988	3,722,260
		8,837,508
Indonesia—0.5%
Bank Rakyat Indonesia Persero Tbk. PT	15,061,654	4,446,092
Israel—1.4%
Azrieli Group Ltd.	6,623	530,879
Bank Hapoalim BM	269,740	2,513,978
Bank Leumi Le-Israel BM	438,364	4,262,480
Check Point Software Technologies Ltd.*	7,967	992,688
Israel Discount Bank Ltd., Class A	132,500	753,376
Mizrahi Tefahot Bank Ltd.	35,916	1,335,215
Nice Ltd.*	3,034	647,751
Teva Pharmaceutical Industries Ltd., ADR*	72,941	684,187
		11,720,554
Italy—4.9%
Assicurazioni Generali SpA	178,401	2,667,032
Coca-Cola HBC AG	69,297	1,705,511
Enel SpA[1]	2,534,459	12,776,877
Eni SpA	794,948	9,555,735
Ferrari N.V.	10,488	2,227,255
Moncler SpA	25,460	1,276,281
Snam SpA	1,727,866	8,669,623
Terna—Rete Elettrica Nazionale	14,251	109,103
UniCredit SpA	52,448	518,694
		39,506,111
Japan—29.4%
Advantest Corp.	34,200	2,034,113
Aisin Corp.	6,200	184,131
Ajinomoto Co., Inc.	18,200	478,951
Asahi Kasei Corp.[1]	371,800	2,982,730
Astellas Pharma, Inc.	63,600	996,064
Bridgestone Corp.	26,700	1,041,456
Brother Industries Ltd.	23,900	447,681
Canon, Inc.	72,000	1,703,363
	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Central Japan Railway Co.[1]	10,000	$1,170,969
Chugai Pharmaceutical Co. Ltd.	75,600	2,123,815
Coca-Cola Bottlers Japan Holdings, Inc.	162,100	1,848,102
Dai-ichi Life Holdings, Inc.	103,300	1,796,891
Daiichi Sankyo Co. Ltd.	6,600	174,997
Daikin Industries Ltd.[1]	7,200	1,262,723
Daiwa House Industry Co. Ltd.[1]	20,000	494,161
Disco Corp.	6,900	1,685,875
East Japan Railway Co.[1]	37,300	1,947,320
Eisai Co. Ltd.	53,100	2,431,706
ENEOS Holdings, Inc.	846,200	3,273,442
FANUC Corp.[1]	36,609	6,313,605
Fuji Electric Co. Ltd.	11,200	505,858
FUJIFILM Holdings Corp.	105,200	6,009,237
Fujitsu Ltd.	39,500	5,295,463
GMO Payment Gateway, Inc.	10,300	855,960
Hakuhodo DY Holdings, Inc.	30,600	314,741
Hirose Electric Co. Ltd.	3,400	488,462
Hitachi Ltd.	92,400	4,678,031
Honda Motor Co. Ltd.	540,800	13,859,178
Hoshizaki Corp.	16,300	486,262
Hoya Corp.[1]	11,900	1,192,280
Iida Group Holdings Co. Ltd.	8,300	135,891
Inpex Corp.	30,300	347,292
Isuzu Motors Ltd.	176,300	1,933,764
ITOCHU Corp.[1]	900	26,199
Itochu Techno-Solutions Corp.	61,000	1,634,781
Japan Exchange Group, Inc.	25,400	403,879
Japan Post Bank Co. Ltd.[1]	160,400	1,283,145
Japan Post Holdings Co. Ltd.	284,200	2,046,192
Japan Tobacco, Inc.	173,500	3,115,299
Kajima Corp.	36,000	410,965
Kakaku.com, Inc.	68,200	1,335,809
Kao Corp.	49,100	2,135,575
KDDI Corp.[1]	89,300	2,863,165
Keyence Corp.[1]	21,423	8,490,837
Kirin Holdings Co. Ltd.	101,200	1,664,573
Konami Group Corp.	12,400	732,907
Kyocera Corp.	149,600	8,316,094
Mazda Motor Corp.	266,100	2,243,109
Mitsubishi Electric Corp.	608,000	6,416,970
Mitsubishi Heavy Industries Ltd.	50,300	1,867,763
Mitsubishi UFJ Financial Group, Inc.[1]	43,300	243,973
Mitsui & Co. Ltd.[1]	64,700	1,427,428
Mitsui Chemicals, Inc.[1]	53,700	1,131,149
Mizuho Financial Group, Inc.[1]	22,300	265,958
Murata Manufacturing Co. Ltd.	21,300	1,244,148
NEC Corp.	1,000	36,914
Nexon Co. Ltd.[1]	53,500	1,214,562
NGK Insulators Ltd.	121,600	1,778,549
Nihon M&A Center Holdings, Inc.	152,400	2,039,422
Nintendo Co. Ltd.[1]	14,600	6,528,727
NIPPON EXPRESS HOLDINGS, Inc.	25,900	1,547,665
Nippon Paint Holdings Co. Ltd.[1]	14,500	110,841
Nippon Steel Corp.[1]	134,900	2,007,343
Nippon Telegraph & Telephone Corp.[1]	362,400	10,352,071

PACE International Equity Investments

Portfolio of Investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Nitto Denko Corp.[1]	51,000	$3,284,158
Nomura Research Institute Ltd.	47,200	1,418,091
Otsuka Holdings Co. Ltd.	83,300	2,975,722
Panasonic Holdings Corp.	30,100	248,510
Recruit Holdings Co. Ltd.	139,732	5,222,208
Ricoh Co. Ltd.	56,400	453,629
Secom Co. Ltd.	102,400	6,839,303
Seiko Epson Corp.	24,500	368,055
Sekisui Chemical Co. Ltd.	418,200	5,883,849
Sekisui House Ltd.[2]	8,700	154,089
SG Holdings Co. Ltd.[1]	10,200	194,662
Shimadzu Corp.	91,800	3,266,145
Shimano, Inc.	23,200	3,875,472
Shin-Etsu Chemical Co. Ltd.[1]	10,900	1,396,227
Shionogi & Co. Ltd.	7,900	405,202
SMC Corp.[1]	500	246,418
SoftBank Corp.	137,200	1,586,341
SoftBank Group Corp.	31,900	1,340,016
Sony Group Corp.	111,400	9,449,829
Square Enix Holdings Co. Ltd.	4,800	222,719
Subaru Corp.	7,800	135,727
Sumitomo Corp.	155,700	2,189,135
Sumitomo Mitsui Financial Group, Inc.[1]	80,800	2,534,865
Suntory Beverage & Food Ltd.	13,600	536,621
Suzuki Motor Corp.	108,782	3,565,801
Taisei Corp.	12,500	398,835
Takeda Pharmaceutical Co. Ltd.	550,800	16,160,578
TDK Corp.	26,100	822,010
Tokio Marine Holdings, Inc.[1]	138,000	8,078,509
Tokyo Electron Ltd.	5,300	1,824,225
Tokyo Gas Co. Ltd.	61,900	1,215,772
Toray Industries, Inc.[1]	93,900	514,322
Tosoh Corp.[1]	130,400	1,699,790
Toyota Industries Corp.	90,300	5,498,317
Yamaha Motor Co. Ltd.	16,600	320,664
		239,736,342
Netherlands—5.8%
Adyen N.V.*,3	2,680	4,820,708
ASM International N.V.	162	49,762
ASML Holding N.V.[1]	18,152	10,433,005
ASML Holding N.V. NY Registered Shares	10,672	6,130,424
Heineken N.V.	4,311	425,008
Koninklijke Ahold Delhaize N.V.[1]	72,162	1,987,249
Koninklijke Philips N.V.	340,450	7,046,038
Randstad N.V.[2]	39,475	1,995,184
Shell PLC[1]	551,280	14,706,118
		47,593,496
New Zealand—0.2%
Auckland International Airport Ltd.*	71,384	335,198
Xero Ltd.*	21,991	1,448,738
		1,783,936
	Number of shares	Value
Common stocks—(continued)
Norway—0.9%
DNB Bank ASA	120,912	$2,385,082
Equinor ASA	91,902	3,538,584
Gjensidige Forsikring ASA	32,686	683,652
Telenor ASA	84,666	1,028,197
		7,635,515
Portugal—1.0%
EDP—Energias de Portugal SA	857,218	4,336,582
Galp Energia SGPS SA	114,311	1,206,619
Jeronimo Martins, SGPS SA	101,295	2,344,670
		7,887,871
Singapore—4.5%
Ascendas REIT	98,800	212,663
DBS Group Holdings Ltd.	495,353	11,303,136
Mapletree Commercial Trust	100,600	138,574
Oversea-Chinese Banking Corp. Ltd.	495,100	4,195,823
Singapore Technologies Engineering Ltd.	88,100	256,878
Singapore Telecommunications Ltd.	2,223,200	4,204,233
STMicroelectronics N.V.	139,148	5,265,851
United Overseas Bank Ltd.	534,198	10,657,962
		36,235,120
Spain—2.3%
Banco Bilbao Vizcaya Argentaria SA	206,293	934,851
Banco Santander SA	3,463,532	8,665,308
Endesa SA	57,183	1,048,131
Iberdrola SA	534,432	5,706,918
Industria de Diseno Textil SA1	93,606	2,273,405
		18,628,613
Sweden—2.3%
Alfa Laval AB	49,620	1,483,728
Assa Abloy AB, Class B1	115,464	2,727,955
Atlas Copco AB, Class A1	117,449	1,372,904
EQT AB	3,464	94,024
Skandinaviska Enskilda Banken AB, Class A	212,668	2,303,923
Swedbank AB, Class A	68,069	942,766
Swedish Orphan Biovitrum AB*	33,745	741,074
Telefonaktiebolaget LM Ericsson, Class B	45,518	346,221
Telia Co. AB	2,261,503	8,354,776
		18,367,371
Switzerland—3.6%
Baloise Holding AG	1,404	223,698
Cie Financiere Richemont SA, Class A	8,760	1,056,259
Geberit AG	2,350	1,237,690
Givaudan SA1	3	10,487
Holcim AG*,1	39,504	1,852,289
Kuehne & Nagel International AG1	11,764	3,168,296
Novartis AG, Registered Shares[1]	162,135	13,932,200
Partners Group Holding AG1	1,037	1,132,141
Sonova Holding AG, Registered Shares[1]	2,330	839,223
Temenos AG2	38,520	3,057,429
Zurich Insurance Group AG1	6,049	2,640,560
		29,150,272

PACE International Equity Investments

Portfolio of Investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
Taiwan—1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	219,000	$3,755,755
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	46,705	4,132,458
		7,888,213
United Kingdom—15.3%
Ashtead Group PLC	13,828	778,374
Associated British Foods PLC	294,873	6,022,889
AstraZeneca PLC	45,662	6,006,435
BAE Systems PLC[1]	369,908	3,476,668
Barclays PLC	219,299	420,081
Barratt Developments PLC	126,050	772,900
Berkeley Group Holdings PLC*	3,634	188,326
BP PLC[1]	2,477,620	12,126,116
CK Hutchison Holdings Ltd.[1]	1,953,500	12,958,106
Coca-Cola Europacific Partners PLC	17,163	928,862
Compass Group PLC[1]	15,994	374,842
DCC PLC	20,063	1,309,899
Diageo PLC[1]	58,717	2,781,533
Experian PLC	21,786	762,777
Haleon PLC*	630,700	2,241,218
HSBC Holdings PLC[1]	793,494	4,970,412
Imperial Brands PLC	457,017	10,034,416
InterContinental Hotels Group PLC[1]	12,589	746,214
Intertek Group PLC	21,954	1,173,336
Kingfisher PLC	2,197,117	6,951,394
Legal & General Group PLC	632,717	2,020,592
Lloyds Banking Group PLC	20,845,804	11,541,448
M&G PLC	90,916	236,991
NatWest Group PLC[1]	113,149	343,663
Next PLC[1]	11,377	947,156
Persimmon PLC	63,972	1,475,592
RELX PLC	46,979	1,391,022
SSE PLC[2]	419,275	9,055,666
Taylor Wimpey PLC	797,533	1,241,343
Tesco PLC	2,137,906	6,856,554
Travis Perkins PLC	188,213	2,415,646
Unilever PLC[1]	60,800	2,961,136
WPP PLC	803,207	8,668,518
		124,180,125
United States—6.4%
Aptiv PLC*	19,043	1,997,420
Atlassian Corp. PLC, Class A*	12,152	2,543,657
Brookfield Renewable Corp., Class A	77,033	3,013,531
CyberArk Software Ltd.*	8,800	1,145,144
Ferguson PLC	20,848	2,622,651
GSK PLC	504,559	10,600,887
James Hardie Industries PLC,[1]	139,383	3,442,301
Nestle SA, Registered Shares[1]	92,107	11,285,619
Roche Holding AG1	16,548	5,494,011
SolarEdge Technologies, Inc.*	12,738	4,587,336
Stellantis N.V.	50,227	721,272
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Tenaris SA	40,568	$567,710
Waste Connections, Inc.	33,384	4,452,424
		52,473,963
Total common stocks (cost—$879,791,735)		897,131,273
Preferred stocks—0.1%
Germany—0.1%
Volkswagen AG1 (cost—$2,609,386)	9,645	1,363,705
	Number of rights
Rights—0.0%†
Australia—0.0%†
Australia & New Zealand Banking Group Ltd. expires 08/15/22* (cost—$0)	2,930	8,148
	Number of shares
Short-term investments—0.8%
Investment companies—0.8%
State Street Institutional U.S. Government Money Market Fund, 1.880%[4]	6,478,471	6,478,471
Total Short-term investments (cost—$6,478,471)		6,478,471
Investment of cash collateral from securities loaned—1.1%
Money market funds—1.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.270%[4] (cost—$8,852,810)	8,852,810	8,852,810
Total investments before investments sold short (cost—$897,732,402)—112.2%		913,834,407
Investments sold short—(13.2)%
Common stocks—(13.1)%
Australia—(0.8)%
Domino's Pizza Enterprises Ltd.	(16,311)	(833,979)
Fortescue Metals Group Ltd.	(166,279)	(2,139,771)
Glencore PLC	(92,660)	(525,169)
Lottery Corp. Ltd.	(836,770)	(2,654,317)
Origin Energy Ltd.	(18,002)	(75,579)
Ramsay Health Care Ltd.	(5,144)	(254,123)
		(6,482,938)
Belgium—(0.2)%
Elia Group SA/NV	(2,516)	(381,958)
Proximus SADP	(47,264)	(654,937)
Sofina SA	(1,062)	(248,709)
		(1,285,604)

PACE International Equity Investments

Portfolio of Investments—July 31, 2022

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
China—(0.1)%
Prosus NV	(11,062)	$(721,630)
Xinyi Glass Holdings Ltd.	(145,000)	(285,988)
		(1,007,618)
Denmark—(0.6)%
Chr Hansen Holding A/S	(32,164)	(2,105,224)
Danske Bank A/S	(73,600)	(1,029,245)
Vestas Wind Systems A/S	(77,181)	(2,028,604)
		(5,163,073)
Finland—(0.3)%
Stora Enso Oyj, Class R	(65,097)	(1,006,770)
UPM-Kymmene Oyj	(44,621)	(1,414,029)
		(2,420,799)
France—(0.9)%
Adevinta ASA	(108,567)	(825,582)
BioMerieux	(8,200)	(887,546)
Bollore SE	(198,548)	(1,002,441)
Covivio	(4,280)	(270,683)
Credit Agricole SA	(82,286)	(758,169)
Dassault Aviation SA	(13,301)	(1,902,344)
Electricite de France SA	(349)	(4,238)
Unibail-Rodamco-Westfield	(34,196)	(1,928,891)
		(7,579,894)
Germany—(0.5)%
Bechtle AG	(6,795)	(314,295)
KION Group AG	(17,286)	(788,459)
Siemens Energy AG	(20,650)	(343,151)
Vonovia SE	(70,042)	(2,333,785)
		(3,779,690)
Hong Kong—(0.6)%
CLP Holdings Ltd.	(23,000)	(195,030)
Henderson Land Development Co. Ltd.	(249,000)	(866,805)
HK Electric Investments & HK Electric Investments Ltd.	(62,500)	(56,526)
Hongkong Land Holdings Ltd.	(134,100)	(697,060)
MTR Corp. Ltd.	(104,500)	(553,380)
Techtronic Industries Co. Ltd.	(34,500)	(382,834)
Wharf Real Estate Investment Co. Ltd.	(391,000)	(1,740,422)
		(4,492,057)
Ireland—(0.1)%
Kerry Group PLC, Class A	(9,511)	(1,003,897)
Italy—(0.1)%
Atlantia SpA	(28,882)	(667,481)
Telecom Italia SpA	(1,562,654)	(346,690)
		(1,014,171)
Japan—(5.0)%
Asahi Intecc Co. Ltd.	(10,900)	(201,650)
Azbil Corp.	(5,600)	(168,578)
Chiba Bank Ltd.	(210,400)	(1,167,058)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Concordia Financial Group Ltd.	(165,400)	$(562,690)
CyberAgent, Inc.	(83,100)	(829,205)
Daiwa House REIT Investment Corp.	(202)	(486,173)
GLP J-Reit	(1,306)	(1,717,591)
Hikari Tsushin, Inc.	(4,800)	(528,903)
Hitachi Construction Machinery Co. Ltd.	(20,800)	(458,887)
Hitachi Ltd.	(62,900)	(3,184,504)
Hulic Co. Ltd.	(74,700)	(599,101)
Japan Airlines Co. Ltd.	(72,100)	(1,249,003)
JSR Corp.	(77,600)	(2,149,360)
Keio Corp.	(18,800)	(719,854)
Keisei Electric Railway Co. Ltd.	(43,000)	(1,178,924)
Kobayashi Pharmaceutical Co. Ltd.	(3,000)	(199,860)
Kobe Bussan Co. Ltd.	(71,500)	(2,038,118)
Koito Manufacturing Co. Ltd.	(5,900)	(193,943)
Kose Corp.	(17,000)	(1,517,452)
Kubota Corp.	(114,300)	(1,897,762)
Kurita Water Industries Ltd.	(51,800)	(2,100,985)
Kyowa Kirin Co. Ltd.	(32,200)	(759,122)
Lasertec Corp.	(400)	(57,268)
Makita Corp.	(38,200)	(933,549)
Mitsubishi HC Capital, Inc.	(54,200)	(262,648)
MonotaRO Co. Ltd.	(8,900)	(158,912)
Nippon Building Fund, Inc.	(100)	(530,475)
Nippon Sanso Holdings Corp.	(73,900)	(1,246,152)
Nippon Shinyaku Co. Ltd.	(9,300)	(575,592)
Nippon Yusen KK	(7,100)	(557,714)
Nissan Chemical Corp.	(5,400)	(276,119)
Nitori Holdings Co. Ltd.	(25,000)	(2,644,964)
Odakyu Electric Railway Co. Ltd.	(128,300)	(1,840,132)
Osaka Gas Co. Ltd.	(16,400)	(294,841)
Pan Pacific International Holdings Corp.	(39,800)	(619,705)
Rakuten Group, Inc.	(242,100)	(1,200,220)
Resona Holdings, Inc.	(59,900)	(232,786)
SBI Holdings, Inc.	(3,900)	(79,121)
Seven & i Holdings Co. Ltd.	(10,500)	(427,982)
Shiseido Co. Ltd.	(46,400)	(1,908,581)
Sumitomo Realty & Development Co. Ltd.	(11,300)	(312,028)
Terumo Corp.	(22,400)	(764,816)
TIS, Inc.	(8,500)	(241,010)
Yokogawa Electric Corp.	(16,800)	(297,919)
Z Holdings Corp.	(365,400)	(1,291,411)
		(40,662,668)
Luxembourg—(0.2)%
ArcelorMittal SA	(75,226)	(1,856,121)
Macau—(0.1)%
Galaxy Entertainment Group Ltd.	(92,000)	(547,315)
Netherlands—(0.6)%
Aegon N.V.	(474,284)	(2,083,152)
EXOR N.V.	(2,735)	(192,359)
ING Groep N.V.	(118,317)	(1,149,310)
OCI N.V.	(46,825)	(1,625,607)
		(5,050,428)

PACE International Equity Investments

Portfolio of Investments—July 31, 2022

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
New Zealand—(0.3)%
Fisher & Paykel Healthcare Corp. Ltd.	(93,396)	$(1,248,950)
Mercury NZ Ltd.	(254,665)	(974,072)
		(2,223,022)
Norway—(0.3)%
Aker BP ASA	(13,593)	(472,307)
Norsk Hydro ASA	(349,730)	(2,369,501)
		(2,841,808)
Singapore—(0.2)%
CapitaLand Integrated Commercial Trust	(33,887)	(53,532)
Capitaland Investment Ltd.	(268,500)	(763,971)
CDL Hospitality Trusts	(13,276)	(12,710)
City Developments Ltd.	(83,500)	(469,122)
		(1,299,335)
South Africa—(0.0)%†
Anglo American PLC	(4,733)	(171,074)
Spain—(0.5)%
ACS Actividades de Construccion y Servicios SA	(71,433)	(1,717,082)
Naturgy Energy Group SA	(23,445)	(687,691)
Siemens Gamesa Renewable Energy SA	(111,544)	(2,052,326)
		(4,457,099)
Sweden—(0.6)%
Boliden AB	(94,359)	(3,153,371)
Electrolux AB	(22,678)	(327,104)
Embracer Group AB	(93,715)	(714,157)
SKF AB, Class B	(34,314)	(577,485)
		(4,772,117)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Switzerland—(0.2)%
Adecco Group AG, Registered Shares	(3,481)	$(122,625)
Barry Callebaut AG	(104)	(230,429)
Clariant AG	(7,789)	(145,931)
Logitech International SA, Registered Shares	(734)	(41,296)
Schindler Holding AG	(1,242)	(242,760)
Temenos AG	(6,477)	(514,096)
		(1,297,137)
United Kingdom—(0.9)%
Admiral Group PLC	(12,120)	(283,264)
AVEVA Group PLC	(60,721)	(1,756,689)
BT Group PLC	(333,472)	(658,381)
Croda International PLC	(3,827)	(349,979)
Entain PLC	(133,892)	(1,970,228)
Melrose Industries PLC	(438,844)	(863,846)
Ocado Group PLC	(83,915)	(862,667)
Phoenix Group Holdings PLC	(68,680)	(541,104)
Rolls-Royce Holdings PLC	(175,292)	(191,583)
		(7,477,741)
Total common stocks (cost—$(123,786,214))		(106,885,606)
Preferred stock—(0.1)%
Germany—(0.1)%
Henkel AG & Co. KGaA	(18,610)	(1,188,868)
Total investments sold short (proceeds—$125,406,102)		(108,074,474)
Other assets in excess of liabilities—1.0%		8,532,958
Net assets—100.0%		$814,292,891

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE International Equity Investments

Portfolio of Investments—July 31, 2022

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$64,883,320	$832,247,953	$—	$897,131,273
Preferred stocks	—	1,363,705	—	1,363,705
Rights	8,148		—	8,148
Short-term investments	—	6,478,471	—	6,478,471
Investment of cash collateral from securities loaned	—	8,852,810	—	8,852,810
Total	$64,891,468	$848,942,939	$—	$913,834,407
Liabilities
Investments sold short
Common stocks	$(2,654,317)	$(104,231,289)	$—	$(106,885,606)
Preferred stocks	—	(1,188,868)	—	(1,188,868)
Total	$(2,654,317)	$(105,420,157)	$—	$(108,074,474)

At July 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $13,303,510, represented 1.7% of the Portfolio's net assets at period end.

4  Rates shown reflect yield at July 31, 2022.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -20.28% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned -20.09%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 196. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio modestly underperformed its benchmark during the reporting period. Stock selection was the primary driver of relative return though sector allocation was positive. Selection within Communication Services and Financials was particularly weak but partly offset by better selection in Materials, and Energy. Sector allocation was generally beneficial across sectors except in the Utilities sector. Within sector allocation, the underweight to Health Care and the overweight to Energy were the top performers. From a country perspective, the underweight to Saudi Arabia was a headwind due to surging energy prices. Opportunistic allocations to US and UK, as well as an overweight to Hong Kong were negative relative to the benchmark. Stock selection was strong in China and Hong Kong but partially offset by negative selection in Taiwan, Korea, and India. The cash allocation was a tailwind on performance given the overall weakness of the equity market.

Broadly, the fund suffered from higher beta exposure as the emerging markets went through multiple high profile events in Russia and China. The fund's positioning was not rewarded given that markets moved toward low beta, or greater sensitivity to market movements and a more defensive environment.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");

RWC Asset Advisors (US) LLC ("RWC");

ARGA Investment Management LP ("ARGA")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone, Hugo Scott-Gall, Ken McAtamney;

RWC: John Malloy

ARGA: A. Rama Krishna, CFA, Takashi Ito, CFA and Sujith Kumar

Objective:

Capital appreciation

Investment process:

The main strategies of the current subadvisors include:

• A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

• A strategy that invests in mid and large cap companies with a quality growth orientation.

(continued on next page)

PACE International Emerging Markets Equity Investments

Investment process:
(concluded)

• A strategy that uses a disciplined, deep value strategy based on fundamental research.

• A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(20.49)%	0.64%	2.00%
Class Y2	(20.29)	0.89	2.25
Class P3	(20.28)	0.90	2.21
After deducting maximum sales charge
Class A1	(24.86)	(0.49)	1.42
MSCI Emerging Markets Index (net)[4]	(20.09)	0.95	2.84

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(25.36)%	1.66%	2.08%
Class Y2	(25.19)	1.91	2.33
Class P3	(25.20)	1.91	2.29
After deducting maximum sales charge
Class A1	(29.48)	0.52	1.51

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.66% and 1.45%; Class Y—1.40% and 1.20%; and Class P—1.44% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.45%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index (net) over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE International Emerging Markets Equity Investments

PACE International Emerging Markets Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Top ten holdings
Reliance Industries Ltd.	3.2%
Alibaba Group Holding Ltd.	3.0
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7
Tencent Holdings Ltd.	2.5
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2
MercadoLibre, Inc.	2.0
Gree Electric Appliances, Inc. of Zhuhai, Class A	1.3
Baidu, Inc., ADR	1.3
SK Hynix, Inc.	1.3
Bank Rakyat Indonesia Persero Tbk. PT	1.3
Total	20.8%
Top five issuer breakdown by country or territory of origin
China	36.9%
India	13.3
Brazil	9.8
South Korea	8.3
Taiwan	8.0
Total	76.3%

1  The portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Common stocks
Airlines	1.1%
Auto components	0.2
Automobiles	2.6
Banks	15.9
Beverages	1.3
Capital markets	0.7
Chemicals	3.0
Construction materials	0.6
Consumer finance	0.7
Electric utilities	0.5
Electrical equipment	3.5
Electronic equipment, instruments & components	1.3
Entertainment	0.2
Food & staples retailing	2.4
Food products	4.0
Gas utilities	0.4
Health care providers & services	1.4
Hotels, restaurants & leisure	3.4
Household durables	2.3
Independent power and renewable electricity producers	0.4
Insurance	3.3
Interactive media & services	6.5
Internet & direct marketing retail	8.6
IT services	3.2
Life sciences tools & services	0.3
Machinery	2.2
Metals & mining	4.1
Common stocks—(concluded)
Oil, gas & consumable fuels	4.5%
Paper & forest products	0.5
Personal products	0.4
Pharmaceuticals	1.5
Real estate management & development	0.9
Road & rail	0.5
Semiconductors & semiconductor equipment	8.4
Software	0.6
Specialty retail	1.0
Technology hardware, storage & peripherals	1.7
Textiles, apparel & luxury goods	0.6
Thrifts & mortgage finance	1.2
Transportation infrastructure	1.9
Wireless telecommunication services	0.5
Total common stocks	98.3
Preferred stocks
Banks	0.6
Chemicals	0.7
Technology hardware, storage & peripherals	0.3
Total preferred stocks	1.6
Short-term investments	0.4
Investment of cash collateral from securities loaned	1.7
Total investments	102.0
Liabilities in excess of other assets	(2.0)
Net assets	100.0%

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—98.3%
Austria—0.2%
Mondi PLC	34,079	$646,724
Brazil—9.2%
B3 SA—Brasil Bolsa Balcao	995,600	2,133,937
Banco Bradesco SA	561,020	1,568,961
Banco do Brasil SA	463,000	3,218,745
Centrais Eletricas Brasileiras SA	167,300	1,481,226
Hapvida Participacoes e Investimentos SA1	1,230,689	1,465,191
Hypera SA	86,200	709,545
Itau Unibanco Holding SA, ADR	83,264	374,688
Locaweb Servicos de Internet SA*,1	396,000	518,142
MercadoLibre, Inc.*	7,228	5,881,496
Petroleo Brasileiro SA, ADR	210,774	3,009,853
Raia Drogasil SA	205,500	833,264
Rumo SA	300,500	1,018,684
Suzano SA	87,000	811,973
TOTVS SA	331,600	1,690,012
Vale SA, ADR[2]	46,564	626,751
WEG SA	360,700	1,954,742
		27,297,210
Canada—0.8%
Barrick Gold Corp.	40,192	632,622
Ivanhoe Mines Ltd., Class A*,2	279,638	1,738,252
		2,370,874
Chile—0.7%
Sociedad Quimica y Minera de Chile SA, ADR	21,412	2,106,298
China—36.9%
Airtac International Group*	48,000	1,315,763
Alibaba Group Holding Ltd.*	798,232	8,974,896
Alibaba Group Holding Ltd., ADR*	5,890	526,389
Autohome, Inc., ADR	29,914	1,067,631
Baidu, Inc., ADR*	28,759	3,927,617
Baidu, Inc., Class A*	96,450	1,667,080
Bank of China Ltd., Class A	1,667,600	757,824
China Medical System Holdings Ltd.	386,000	613,627
China Merchants Bank Co. Ltd., Class A	163,600	852,854
China Merchants Bank Co. Ltd., Class H	550,000	2,971,814
China Merchants Port Holdings Co. Ltd.	1,224,298	1,974,607
China Overseas Land & Investment Ltd.	513,000	1,417,634
China Resources Power Holdings Co. Ltd.	694,000	1,306,623
China Tourism Group Duty Free Corp. Ltd., Class A	92,519	2,889,832
Contemporary Amperex Technology Co. Ltd., Class A*	18,900	1,436,063
CSPC Pharmaceutical Group Ltd.	1,306,400	1,430,448
Dongfeng Motor Group Co. Ltd., Class H	1,986,000	1,372,315
Foshan Haitian Flavouring & Food Co. Ltd., Class A	149,555	1,837,672
Fujian Sunner Development Co. Ltd., Class A	490,200	1,440,902
Full Truck Alliance Co. Ltd., ADR*,2	63,807	541,721
Geely Automobile Holdings Ltd.	485,000	961,703
Gree Electric Appliances, Inc. of Zhuhai, Class A	795,400	3,931,336
Hello Group, Inc., ADR	153,100	685,888
Industrial & Commercial Bank of China Ltd., Class A	2,207,200	1,435,650
JD.com, Inc., ADR	13,262	789,089
JD.com, Inc., Class A	89,135	2,659,124
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Jiangsu GoodWe Power Supply Technology Co. Ltd., Class A	32,968	$1,683,879
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	12,400	304,389
Kuaishou Technology*,1	243,200	2,445,240
Kunlun Energy Co. Ltd.	1,616,000	1,189,646
Kweichow Moutai Co. Ltd., Class A	10,200	2,873,862
Lenovo Group Ltd.	1,192,000	1,155,995
Li Auto, Inc., ADR*	5,069	166,466
Li Auto, Inc., Class A*,2	88,200	1,424,232
Lizhong Sitong Light Alloys Group Co. Ltd., Class A	28,300	162,797
LONGi Green Energy Technology Co. Ltd., Class A	126,792	1,161,706
Meituan, Class B*,1	125,700	2,819,872
Midea Group Co. Ltd., Class A	356,200	2,911,312
Muyuan Foods Co. Ltd., Class A	135,900	1,205,481
NetEase, Inc.	30,975	579,442
Ningbo Huaxiang Electronic Co. Ltd., Class A	140,900	358,466
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	97,585	2,018,590
PICC Property & Casualty Co. Ltd., Class H	2,080,000	2,135,102
Pinduoduo, Inc., ADR*	37,138	1,820,133
Ping An Insurance Group Co. of China Ltd., Class A	246,201	1,541,088
Ping An Insurance Group Co. of China Ltd., Class H	352,500	2,071,656
QuakeSafe Technologies Co. Ltd., Class A	97,115	847,966
Shanghai Mechanical & Electrical Industry Co. Ltd., Class A	851,200	1,953,285
Shenzhen Inovance Technology Co. Ltd., Class A	137,200	1,347,581
Shenzhen Senior Technology Material Co. Ltd., Class A	266,707	1,132,364
Shenzhou International Group Holdings Ltd.	55,700	585,861
Silergy Corp.	28,000	524,002
Sinopharm Group Co. Ltd., Class H	610,000	1,397,623
Suzhou Maxwell Technologies Co. Ltd., Class A	29,500	2,074,811
Tencent Holdings Ltd.	191,402	7,397,460
Tianqi Lithium Corp.*	83,000	845,871
Tingyi Cayman Islands Holding Corp.	418,000	688,106
TravelSky Technology Ltd., Class H	779,000	1,291,061
Trip.com Group Ltd., ADR*	93,372	2,407,130
Weibo Corp., ADR*	49,455	950,525
Wens Foodstuffs Group Co. Ltd., Class A*	298,800	1,067,558
Wuliangye Yibin Co. Ltd., Class A	29,100	771,688
Wuxi Lead Intelligent Equipment Co. Ltd.	209,523	1,856,331
Xinyi Solar Holdings Ltd.	438,000	744,079
Yum China Holdings, Inc.	13,490	657,098
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	39,200	1,722,985
Zijin Mining Group Co. Ltd., Class H	64,000	74,996
		109,153,837
Czech Republic—0.3%
Komercni Banka A.S.	35,418	894,886
Ghana—0.2%
Kosmos Energy Ltd.*	81,367	515,867

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
Greece—0.2%
Eurobank Ergasias Services and Holdings SA, Class A*	578,026	$532,462
Hong Kong—0.8%
WH Group Ltd.[1]	3,156,686	2,390,675
India—13.3%
Asian Paints Ltd.	22,082	932,850
Axis Bank Ltd.	83,517	767,337
Bajaj Finance Ltd.	22,224	2,034,062
Britannia Industries Ltd.	24,461	1,206,581
Havells India Ltd.	55,512	878,381
HCL Technologies Ltd.	36,539	439,418
HDFC Bank Ltd.	174,858	3,193,093
Housing Development Finance Corp. Ltd.	116,723	3,522,445
ICICI Bank Ltd.*	214,241	2,228,268
Indian Hotels Co. Ltd.	257,451	857,608
Infosys Ltd.	181,348	3,557,363
Infosys Ltd., ADR	18,422	359,045
InterGlobe Aviation Ltd.*,1	134,513	3,189,608
Maruti Suzuki India Ltd.	14,622	1,627,125
Motherson Sumi Wiring India Ltd.*,3	244,750	238,413
Reliance Industries Ltd.*	297,607	9,465,189
State Bank of India	30,648	205,375
State Bank of India, GDR	25,611	1,714,352
UPL Ltd.	300,218	2,816,506
		39,233,019
Indonesia—3.1%
Bank Central Asia Tbk. PT	7,557,000	3,757,793
Bank Mandiri Persero Tbk. PT	2,721,100	1,523,158
Bank Rakyat Indonesia Persero Tbk. PT	12,926,088	3,815,688
		9,096,639
Macau—2.1%
Galaxy Entertainment Group Ltd.	476,000	2,831,759
Sands China Ltd.*	1,387,200	3,253,733
		6,085,492
Mexico—3.1%
Cemex SAB de CV, ADR*	239,919	962,075
Grupo Aeroportuario del Pacifico SAB de CV, Class B	277,500	3,762,527
Grupo Financiero Banorte SAB de CV, Class O	145,780	829,463
Wal-Mart de Mexico SAB de CV	980,900	3,552,999
		9,107,064
Peru—0.9%
Credicorp Ltd.	20,240	2,619,056
Philippines—0.1%
Monde Nissin Corp.*,1	1,741,200	450,151
Poland—0.7%
Powszechny Zaklad Ubezpieczen SA	336,491	2,204,291
	Number of shares	Value
Common stocks—(continued)
Russia—0.0%†
Alrosa PJSC[3,4]	215,380	$0
LUKOIL PJSC, ADR[3,4,5]	13,640	0
Rosneft Oil Co. PJSC[3,4]	126,429	0
		—
Saudi Arabia—1.1%
Saudi Arabian Mining Co.*	50,116	762,060
Saudi Arabian Oil Co.[1]	41,583	444,415
Saudi National Bank	108,010	2,027,536
		3,234,011
South Africa—3.6%
Absa Group Ltd.	108,653	1,113,421
Capitec Bank Holdings Ltd.	22,335	2,684,125
Clicks Group Ltd.	95,351	1,610,199
Gold Fields Ltd., ADR[2]	272,337	2,505,500
MTN Group Ltd.	84,255	707,134
Naspers Ltd., N Shares	13,585	1,919,376
		10,539,755
South Korea—7.8%
DB Insurance Co. Ltd.	25,884	1,204,647
Doosan Fuel Cell Co. Ltd.*	14,266	363,256
Fila Holdings Corp.	44,559	1,044,932
Hana Financial Group, Inc.	52,359	1,500,425
Kakao Corp.	15,959	921,573
KB Financial Group, Inc.	42,237	1,570,875
Kia Corp.	34,663	2,170,160
LG Chem Ltd.	2,042	951,071
POSCO Holdings, Inc.	10,723	2,002,604
Samsung Biologics Co. Ltd.*,1	1,160	772,637
Samsung Electronics Co. Ltd.	80,252	3,798,740
Samsung Fire & Marine Insurance Co. Ltd.	4,697	713,577
Shinhan Financial Group Co. Ltd.	27,281	751,297
SK Hynix, Inc.	50,807	3,840,846
SK Telecom Co. Ltd.	19,982	824,766
WONIK IPS Co. Ltd.	24,214	590,250
		23,021,656
Taiwan—8.0%
Alchip Technologies Ltd.	20,000	475,298
CTBC Financial Holding Co. Ltd.	787,934	605,346
Delta Electronics, Inc.	96,000	834,924
E. Sun Financial Holding Co. Ltd.	1,399,867	1,290,380
eMemory Technology, Inc.	16,000	636,041
FLEXium Interconnect, Inc.*	231,000	702,131
Hon Hai Precision Industry Co. Ltd.	400,000	1,461,898
MediaTek, Inc.	107,469	2,476,094
Taiwan Semiconductor Manufacturing Co. Ltd.	376,231	6,452,198
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	89,811	7,946,477
Zhen Ding Technology Holding Ltd.	242,000	916,612
		23,797,399

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(concluded)
Thailand—1.6%
Bangkok Bank PCL, NVDR	626,300	$2,277,765
Bangkok Dusit Medical Services PCL, Class F	1,713,100	1,244,918
CP ALL PCL	731,400	1,217,013
		4,739,696
United Arab Emirates—0.2%
Aldar Properties PJSC	400,608	535,179
United Kingdom—0.4%
Unilever PLC	21,407	1,042,972
United States—1.3%
Globant SA*	12,473	2,485,121
JBS SA	230,300	1,421,654
		3,906,775
Uruguay—0.2%
Dlocal Ltd.*,2	24,114	669,887
Vietnam—0.4%
Hoa Phat Group JSC	653,035	602,347
Vincom Retail JSC*	582,720	700,433
		1,302,780
Zambia—1.1%
First Quantum Minerals Ltd.[2]	170,480	3,115,249
Total common stocks (cost—$305,219,607)		290,609,904
Preferred stocks—1.6%
Brazil—0.6%
Banco Bradesco SA	384,389	1,294,892
Itausa SA	257,859	430,089
		1,724,981
	Number of shares	Value
Preferred stocks—(concluded)
Chile—0.5%
Sociedad Quimica y Minera de Chile SA, Class B	15,273	$1,516,944
South Korea—0.5%
LG Chem Ltd.	2,471	554,727
Samsung Electronics Co. Ltd.	20,792	913,801
		1,468,528
Total preferred stocks (cost—$4,503,989)		4,710,453
Short-term investments—0.4%
Investment companies—0.4%
State Street Institutional U.S. Government Money Market Fund, 1.880%[6] (cost—$1,251,387)	1,251,387	1,251,387
Investment of cash collateral from securities loaned—1.7%
Money market funds—1.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.270%[6] (cost—$5,178,919)	5,178,919	5,178,919
Total investments (cost—$316,153,902)—102.0%		301,750,663
Liabilities in excess of other assets—(2.0)%		(5,992,703)
Net assets—100.0%		$295,757,960

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2022

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$79,366,791	$211,243,113	$0	$290,609,904
Preferred stocks	3,241,925	1,468,528	—	4,710,453
Short-term investments	—	1,251,387	—	1,251,387
Investment of cash collateral from securities loaned	—	5,178,919	—	5,178,919
Total	$82,608,716	$219,141,947	$0	$301,750,663

Certain securities in Russia were transferred from Level 1 to Level 3 with a fair value of $0 during the year ended July 31, 2022 as a result of the Russian invasion of Ukraine, related liquidity concerns and US sanctions. For the year ended July 31, 2022, the Portfolio recorded a total change in unrealized losses of $2,525,896 in the Statement of Operations related to these securities. Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Portfolio.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $14,495,932, represented 4.9% of the Portfolio's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Security is traded on the Turquoise Exchange.

6  Rates shown reflect yield at July 31, 2022.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -11.04% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA Nareit Developed Index (the "benchmark") returned -9.27%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 206. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's Comments2

The Portfolio generated a negative return and underperformed its benchmark during the reporting period.

Stock selection in the retail REITs sub-industry detracted from relative performance. Within this sub-industry, not owning real estate company Realty Income Group, and overweight positions in real estate investment trust Shaftesbury (UK) held back returns. An overweight position in the integrated telecommunication services sub-industry also dampened our results, led by holdings of telecommunications services provider Cellnex Telecom (Spain). Security selection and, to a lesser extent, an underweight position in the diversified real estate activities sub-industry were further headwinds for relative results. Here, the Portfolio's position in real estate development and operational services provider ESR Group (China) detracted from performance. Elsewhere, not owning shares of storage facility operator Public Storage and real estate development company Duke Realty held back our results. Additionally, overweight positions in residential real estate management company Vonovia (Germany) and real estate company Leg Immobilien (Germany) further weighed on performance. We continue to hold these stocks.

On the upside, security selection in the real estate operating company sub-industry contributed to performance. In particular, not owning shares of real estate company Aroundtown (Germany) bolstered our performance. A combination of stock selection and overweight position in the specialized REITs sub-industry also supported our returns. Here, overweight positions in storage facility operators Extra Space Storage (United States) and National Storage REIT (Australia) helped our results. Additionally, our position in a real estate investment trust concentrating on investment in timberlands Rayonier (United States) and an overweight position in data centers operator Equinix (United States) further aided results. Elsewhere, overweight positions in real

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Massachusetts Financial Services Company (d/b/a MFS Investment Management) ("MFS")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Mayoor Joshi, Edward Eccles and Christopher Andersen, CFA

MFS: Rick Gable and Mark Syn

Objective:

Total Return

Investment process:

The main strategies of the subadvisors include:

• a strategy that involves achieving total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry.

• a strategy that focuses on investments in equity REITs as well as similar entities formed under the laws of non-US countries, and the subadvisor may also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments.

PACE Global Real Estate Securities Investments

Investment Manager's Comments – concluded

estate companies Phillips Edison (United States), real estate investment trust Prologis (United States) and luxury hotels operator Host Hotels & Resorts (United States) further bolstered our performance.

The Portfolio did not utilize derivatives during the reporting period.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(11.29)%	2.31%	4.94%
Class P2	(11.04)	2.56	5.22
After deducting maximum sales charge
Class A1	(16.17)	1.16	4.35
FTSE EPRA Nareit Developed Index[3]	(9.27)	4.11	6.03

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(14.64)%	1.01%	4.41%
Class P2	(14.40)	1.26	4.67
After deducting maximum sales charge
Class A1	(19.32)	(0.12)	3.83

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—1.62% and 1.45% and Class P—1.65% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.45% and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The FTSE EPRA Nareit Developed Index is designed to measure the stock performance of companies engaged in certain real estate activities of the North American, UK, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class P shares versus the FTSE EPRA Nareit Developed Index over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Global Real Estate Securities Investments

PACE Global Real Estate Securities Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Top ten holdings
Prologis, Inc.	8.3%
Equinix, Inc.	4.8
Simon Property Group, Inc.	3.5
Extra Space Storage, Inc.	3.5
Goodman Group	3.0
Equity LifeStyle Properties, Inc.	2.8
Vonovia SE	2.8
Sun Communities, Inc.	2.7
AvalonBay Communities, Inc.	2.6
Welltower, Inc.	2.6
Total	36.6%
Top five issuer breakdown by country or territory of origin
United States	59.3%
United Kingdom	7.4
Australia	5.2
Japan	4.6
Canada	4.6
Total	81.1%

1  The portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Common stocks
Apartments	7.7%
Building & Construct-Misc	2.3
Building-Heavy Construction	3.6
Diversified	17.3
Health care	3.2
Hotels	0.7
Manufactured homes	5.6
Office property	4.8
Physical Therapy/Rehabilitation Centers	1.5
Real estate management/service	4.6
Real estate operations/development	14.4
Regional malls	3.5
Shopping centers	5.8
Single Tenant	2.2
Storage	7.4
Warehouse/industrial	14.6
Total common stocks	99.2
Short-term investments	1.0
Investment of cash collateral from securities loaned	2.9
Total investments	103.1
Liabilities in excess of other assets	(3.1)
Net assets	100.0%

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—99.2%
Australia—5.2%
Goodman Group	186,821	$2,734,137
National Storage REIT	1,005,754	1,758,677
Rural Funds Group	99,495	191,684
		4,684,498
Belgium—1.6%
Shurgard Self Storage SA	27,799	1,433,902
Canada—4.6%
Allied Properties REIT	23,463	626,083
Brookfield Asset Management, Inc., Class A	30,828	1,529,664
Canadian Apartment Properties REIT	4,790	181,456
Granite REIT	29,043	1,832,098
		4,169,301
China—1.8%
ESR Group Ltd. *,1	625,600	1,626,827
Germany—4.1%
LEG Immobilien SE	12,490	1,134,657
Vonovia SE	76,568	2,551,230
		3,685,887
Hong Kong—3.3%
Sino Land Co. Ltd.	998,000	1,482,866
Swire Properties Ltd.	647,800	1,543,532
		3,026,398
Japan—4.6%
Heiwa Real Estate Co. Ltd.	12,300	370,316
Japan Logistics Fund, Inc.[2]	472	1,134,250
Katitas Co. Ltd.	83,200	2,094,579
Star Asia Investment Corp.[2]	1,353	604,476
		4,203,621
Mexico—0.9%
Corp Inmobiliaria Vesta SAB de CV	403,347	794,407
Singapore—3.8%
Ascendas India Trust	879,000	739,577
Capitaland Investment Ltd.	758,000	2,156,758
Parkway Life REIT	162,200	562,660
		3,458,995
Spain—2.1%
Cellnex Telecom SA1,2	41,826	1,870,839
Tanzania, United Republic Of—1.5%
Helios Towers PLC *,2	799,027	1,404,800
United Kingdom—7.4%
Big Yellow Group PLC	101,664	1,763,528
Grainger PLC	518,120	1,872,578
Segro PLC	58,288	779,776
Shaftesbury PLC[2]	248,799	1,526,708
UNITE Group PLC	56,740	808,959
		6,751,549
	Number of shares	Value
Common stocks—(concluded)
United States—58.3%
Alexandria Real Estate Equities, Inc.	11,065	$1,834,356
American Homes 4 Rent, Class A	42,010	1,591,339
American Tower Corp.	6,037	1,635,001
AvalonBay Communities, Inc.	11,201	2,396,342
Boston Properties, Inc.	11,567	1,054,448
Brixmor Property Group, Inc.	83,031	1,924,659
Douglas Emmett, Inc.	34,534	816,384
Encompass Health Corp.	25,982	1,315,209
Equinix, Inc.	6,129	4,313,222
Equity LifeStyle Properties, Inc.	34,874	2,563,936
Extra Space Storage, Inc.	16,911	3,204,973
Host Hotels & Resorts, Inc.	38,015	677,047
Mid-America Apartment Communities, Inc.	10,943	2,032,443
National Retail Properties, Inc.	41,054	1,954,581
Phillips Edison & Co., Inc.	56,387	1,919,413
Prologis, Inc.	56,599	7,502,763
Rayonier, Inc.	56,911	2,148,390
SBA Communications Corp.	4,017	1,348,868
Simon Property Group, Inc.	29,501	3,204,989
Sun Communities, Inc.	15,032	2,464,647
Urban Edge Properties	87,638	1,439,892
VICI Properties, Inc.	33,095	1,131,518
Welltower, Inc.	27,091	2,339,037
Weyerhaeuser Co.	54,599	1,983,036
		52,796,493
Total common stocks (cost—$91,392,985)		89,907,517
Short-term investments—1.0%
Investment companies—1.0%
State Street Institutional U.S. Government Money Market Fund, 1.880%[3] (cost—$944,176)	944,176	944,176
Investment of cash collateral from securities loaned—2.9%
Money market funds—2.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.270%[3] (cost—$2,597,253)	2,597,253	2,597,253
Total investments (cost—$94,934,414)—103.1%		93,448,946
Liabilities in excess of other assets—(3.1)%		(2,825,602)
Net assets—100.0%		$90,623,344

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2022

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$57,760,201	$32,147,316	$—	$89,907,517
Short-term investments	—	944,176	—	944,176
Investment of cash collateral from securities loaned	—	2,597,253	—	2,597,253
Total	$57,760,201	$35,688,745	$—	$93,448,946

At July 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $3,497,666, represented 3.9% of the Portfolio's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at July 31, 2022.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance

For the 12-months ended July 31, 2022, the Portfolio's Class P shares returned -0.90% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE Three-Month US Treasury Bill Index (the "benchmark") returned 0.29%, the Bloomberg Global Aggregate Index returned -14.58%, the MSCI World Index (net) returned -9.16%, the HFRI Fund of Funds Composite Index returned -4.36%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 215. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2,3

The Portfolio underperformed the benchmark during the reporting period. This was primarily driven by allocations to a tactical currency strategy and to equity hedged strategies. The tactical currency strategy suffered large losses primarily during the first quarter of 2022 as the market's response to the Russia-Ukraine conflict ran counter to the strategy's indirect regional bias. At the time, relatively strong macro fundamentals motivated a tilt in the portfolio toward Europe (long euro, Swedish krona and UK pound) and away from Asia-Pacific (short Japanese yen, Australian dollar, New Zealand dollar, and Singapore dollar). As the war developed, almost all of the short-term market movements were against the strategy's fundamentally-oriented views. The European currencies weakened while the non-European currencies, including the Asia-Pacific currencies, strengthened. The strategy had reduced leverage mid-February 2022 as Russia amassed troops along the Ukraine border, and then again in early March, but even so, the market reaction to the emerging war was so pronounced that it drove large losses. The performance of the Fund's allocation to equity hedged strategies was negative for the period. The strategies also struggled to add value through issuer selection given the heightened volatility and marked deterioration in investor sentiment toward risk assets, including growth stocks, in particular.

The Portfolio benefited the most from an allocation to the Natixis ASG Managed Futures Fund within the UBS Asset Management's opportunistic

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  A long position in a security is implemented by purchasing a security with the expectation that it will rise in value. A short position in a security may be taken when an investor believes that a security, or investment, is overpriced and expects it to fall in value. A short position is typically implemented by first borrowing the investment and then selling it. The investor then seeks to buy the investment at a later date ideally at a lower price to replace the security that had been borrowed, thereby earning a profit on the transaction.

3  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Portfolio Sleeve Advisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Allspring Global Investments, LLC (formerly, Wells Capital Management Incorporated ("Allspring");
First Quadrant L.P. ("First Quadrant");
Sirios Capital Management, L.P. ("Sirios");

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel LTD ("PCJ");

Kettle Hill Capital Management, LLC ("Kettle Hill");

Magnetar Asset Management, LLC ("Magnetar");
DLD Asset Management, L.P. ("DLD")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee CFA, Edward Eccles, Christopher Andersen, CFA, David Kelly and Mayoor Joshi

Allspring: David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Jeppe Ladekarl;

Magnetar: Devin Dallaire

DLD: Sudeep Duttaroy and Mark Friedman

Aviva: Peter Fitzgerald and Ian Pizer

(continued on next page)

PACE Alternative Strategies Investments

Investment Manager's comments – concluded

allocation. This strategy posted strong returns over the period, particularly during the first six months of 2022. Over this period, gains came primarily from fixed income but also commodities, with smaller gains from currencies; equities detracted from performance. Allocations to global macro and merger arbitrage also contributed positively to returns. The global macro strategy benefited the most from having negative exposure to US interest rates. This was partially offset from its holdings in emerging market equities and global convertible bonds. The merger arbitrage strategy benefited from positioning in complex merger and acquisition (M&A) deals with multiple antitrust/regulatory approvals required to complete their respective mergers. Deals with relatively high antitrust/regulatory burdens included: Xilinx / AMD, Five9 / Zoom, Change Healthcare / United Health, and Maxim Integrated Products / Analog Devices. The Portfolio's allocation to a convertible arbitrage strategy also contributed, albeit modestly, to performance. The strongest performance was driven by the strategy's synthetic put exposures. The underlying equity in those exposures is actively traded to remain market neutral and to enhance returns. These positions also often serve as a natural hedge for the entire portfolio as additional profits can often be incurred from downward moves in equity. A big winner was Carnival Cruise Lines which rallied as part of a reopening rally, only to sell off this year. Contributions to performance also came from catalyst/event-driven exposures, where the sub-advisor often negotiates directly with companies to monetize its convertible value early. The sub-advisor participated in several event transactions, with the most significant contribution coming from a deal with Southwest Air. These contributors were offset slightly by a loss from credit exposure elsewhere in the strategy, with Wayfair and Amyris being the most significant detractors. We continue to hold these positions.

Derivatives were used in the Portfolio to gain economic exposure and for hedging or risk management purposes across currencies, fixed income and equity markets. The derivatives utilized over the period primarily included currency forwards (both deliverable and non-deliverable), options, futures, forwards and swaps.

Portfolio Management
Team (concluded)

PCJ: Adam Posman, Heiki Altosaar, Kevin Kingsley

Kettle Hill: Andrew Y. Kurita

UBS AM sleeve: Mabel Lung, Gina Toth, Fred Lee, and Edward Eccles, Christopher Andersen, CFA, David Kelly and Mayoor Joshi;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

PACE Alternative Strategies Investments

Investment process

The main strategies of the subadvisors include:

• An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively- managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

• A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

• A "currency strategy" that seeks to produce absolute return from investing in currency markets.

• A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

• A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

• An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk adjusted return while demonstrating low correlation with, and lower volatility than, traditional long only investment portfolios.

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

• A "relative value strategy" that seeks to generate risk adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield and listed options markets.

• A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.17)%	2.36%	3.01%
Class Y2	(0.80)	2.63	3.30
Class P3	(0.90)	2.62	3.29
After deducting maximum sales charge
Class A1	(6.62)	1.21	2.43
FTSE Three-Month US Treasury Bill Index[4]	0.29	1.09	0.63
Bloomberg Global Aggregate Index[5]	(14.58)	(0.47)	0.20
MSCI World Index (net)[6]	(9.16)	8.82	10.22
HFRI Fund of Funds Composite Index[7]	(4.36)	3.53	3.72

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/22	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.54)%	2.24%	3.01%
Class Y2	(2.37)	2.49	3.28
Class P3	(2.28)	2.50	3.28
After deducting maximum sales charge
Class A1	(7.90)	1.90	2.43

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 26, 2021 were as follows: Class A—3.01% and 2.89%; Class Y—2.76% and 2.65%; and Class P—2.76% and 2.65%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2022 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The agreement also provides that UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.88%; Class Y—1.63%; and Class P—1.63%. Effective August 1, 2022, the expense caps were changed to: Class A—1.83%; Class Y—1.58%; and Class P—1.58%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The FTSE Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Alternative Strategies Investments

6  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The HFRI Fund of Funds Composite Index is an index of Fund of Funds strategies which invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of vesting with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the FTSE Three-Month US Treasury Bill Index, the Bloomberg Global Aggregate Index, the MSCI World Index (net) and the HFRI Fund of Funds Composite Index over the 10 years ended July 31, 2022. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Alternative Strategies Investments

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Top ten equity holdings (long holdings)
United Rentals, Inc.	0.7%
Alphabet, Inc., Class A	0.5
Uni-Select, Inc.	0.5
H&R REIT	0.4
Park Hotels & Resorts, Inc.	0.4
Flex Ltd.	0.4
Dollar Tree, Inc.	0.4
UnitedHealth Group, Inc.	0.4
TotalEnergies SE	0.4
Everbridge, Inc.	0.4
Total	4.5%
Top ten equity holdings (short holdings)
Liberty Media Corp.-Liberty SiriusXM, Class A	(1.7)%
United States Steel Corp.	(1.3)
World Wrestling Entertainment, Inc., Class A	(0.7)
Liberty Media Corp.-Liberty Formula One, Class A	(0.6)
Cinemark Holdings, Inc.	(0.6)
Home Depot, Inc.	(0.6)
Bloomin' Brands, Inc.	(0.5)
Southwest Airlines Co.	(0.5)
Hydro One Ltd.	(0.5)
Oshkosh Corp.	(0.4)
Total	(7.4)%
Top ten long-term income holdings
Liberty Media Corp., 1.375% due 10/15/23	2.9%
United States Steel Corp., 5.000% due 11/01/26	1.7
U.S. Treasury Bills, 2.404% due 10/27/22	1.2
U.S. Treasury Bills, 2.420% due 10/27/22	1.1
U.S. Treasury Bills, 2.538% due 11/25/22	1.0
Southwest Airlines Co., 1.250% due 05/01/25	1.0
Cinemark Holdings, Inc., 4.500% due 08/15/25	0.8
Bloomin' Brands, Inc., 5.000% due 05/01/25	0.7
U.S. Treasury Bills, 1.007% due 08/18/22	0.7
World Wrestling Entertainment, Inc., 3.375% due 12/15/23	0.7
Total	11.8%
Top five issuer breakdown by country or territory of origin (long holdings)
United States	77.4%
Canada	8.2
United Kingdom	1.8
Japan	1.5
France	1.0
Total	89.9%
Top five issuer breakdown by country or territory of origin (short holdings)
United States	(17.4)%
Canada	(4.1)
United Kingdom	(0.5)
Japan	(0.5)
Australia	(0.4)
Total	(22.9)%

1  The portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2022

Common stocks
Aerospace & defense	0.5%
Air freight & logistics	0.0	†
Airlines	0.6
Auto components	0.2
Automobiles	0.2
Banks	1.4
Beverages	0.3
Biotechnology	1.1
Building products	0.5
Capital markets	1.0
Chemicals	1.4
Commercial services & supplies	0.5
Communications equipment	0.0	†
Construction & engineering	0.4
Construction materials	0.1
Consumer finance	0.2
Distributors	0.5
Diversified consumer services	0.1
Diversified financial services	0.3
Diversified telecommunication services	0.9
Electric utilities	0.5
Electrical equipment	0.4
Electronic equipment, instruments & components	1.0
Energy equipment & services	1.0
Entertainment	0.2
Equity real estate investment trusts	2.0
Food & staples retailing	0.7
Food products	1.1
Gas utilities	0.1
Health care equipment & supplies	0.9
Health care providers & services	1.2
Health care technology	0.0	†
Hotels, restaurants & leisure	0.8
Household durables	0.3
Household products	0.5
Independent power and renewable electricity producers	0.8
Industrial conglomerates	0.3
Insurance	1.0
Interactive media & services	1.0
Internet & direct marketing retail	0.4
IT services	0.5
Leisure products	0.4
Life sciences tools & services	0.2
Common stocks—(concluded)
Machinery	0.5%
Marine	0.2
Media	0.3
Metals & mining	2.2
Mortgage real estate investment	0.0	†
Multi-utilities	0.7
Multiline retail	0.6
Oil & Gas	0.1
Oil, gas & consumable fuels	3.6
Paper & forest products	0.1
Personal products	0.1
Pharmaceuticals	1.7
Professional services	0.7
Real estate management & development	0.4
Road & rail	1.0
Semiconductors & semiconductor equipment	0.8
Software	2.6
Specialty retail	0.9
Technology hardware, storage & peripherals	0.4
Textiles, apparel & luxury goods	0.4
Thrifts & mortgage finance	0.0	†
Tobacco	0.2
Trading companies & distributors	1.2
Water utilities	0.1
Wireless telecommunication services	0.2
Total common stocks	44.5
Preferred stocks
Automobiles	0.1
Investment companies	7.2
Warrant
Pharmaceuticals	0.0	†
Corporate bonds
Airlines	1.5
Auto manufacturers	0.0	†
Biotechnology	0.2
Chemicals	0.1
Commercial services	0.0	†
Diversified financial services	0.1
Electronics	0.0	†
Energy-Alternate Sources	0.1
Entertainment	0.8

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2022

Corporate bonds—(concluded)
Food	0.0 †%
Healthcare-products	0.1
Healthcare-services	0.1
Internet	0.6
Iron & steel	1.7
Leisure Time	0.6
Media	4.0
Retail	1.1
Software	0.4
Transportation	0.0 †
Total corporate bonds	11.4
Short-term investments	28.0
Short-term U.S. Treasury obligations	4.7
Equity and foreign exchange options purchased
Call options	0.9
Put options	0.2
Total equity and foreign exchange options purchased	1.1
Investments sold short Common stocks
Aerospace & defense	(0.3)
Air freight & logistics	(0.3)
Airlines	(0.7)
Auto components	(0.0)†
Automobiles	(0.3)
Biotechnology	(0.2)
Building products	(0.1)
Capital markets	(0.7)
Chemicals	(0.1)
Commercial services & supplies	(0.3)
Construction & engineering	(0.3)
Consumer finance	(0.0)†
Containers & packaging	(0.1)
Distributors	(0.1)
Diversified consumer services	(0.0)†
Diversified telecommunication services	(0.3)
Electric utilities	(0.5)
Electrical equipment	(0.3)
Electronic equipment, instruments & components	(0.1)
Entertainment	(2.3)
Investments sold short—(concluded) Common stocks—(concluded)
Equity real estate investment trusts	(0.2)%
Food & staples retailing	(0.2)
Food products	(0.1)
Health care equipment & supplies	(0.0)†
Health care providers & services	(0.1)
Hotels, restaurants & leisure	(1.6)
Household durables	(0.4)
Insurance	(0.1)
Interactive media & services	(0.2)
Internet & direct marketing retail	(0.2)
IT services	(0.3)
Leisure products	(0.2)
Life sciences tools & services	(0.0)†
Machinery	(1.3)
Media	(1.7)
Metals & mining	(2.2)
Multiline retail	(0.2)
Oil, gas & consumable fuels	(1.1)
Paper & forest products	(0.0)†
Pharmaceuticals	(0.1)
Real estate management & development	(0.0)†
Road & rail	(0.6)
Semiconductors & semiconductor equipment	(0.5)
Software	(1.0)
Specialty retail	(1.5)
Technology hardware, storage & peripherals	(0.1)
Textiles, apparel & luxury goods	(0.1)
Thrifts & mortgage finance	(0.1)
Trading companies & distributors	(0.1)
Transportation infrastructure	(0.0)†
Wireless telecommunication services	(0.2)
Total common stock	(21.4)
Corporate bonds
Retail	(0.0)†
Investment companies	(3.0)
Total investments sold short	(24.4)
Other assets in excess of liabilities	27.4
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—44.5%
Australia—0.7%
BHP Group Ltd.	8,628	$236,108
Coronado Global Resources, Inc.[1]	137,727	137,015
Glencore PLC*	171,862	974,062
New Hope Corp. Ltd.	26,821	83,094
Rio Tinto Ltd.	351	24,319
Rio Tinto PLC	2,611	157,625
Scentre Group	178,292	365,363
South32 Ltd.	4,427	12,066
Stockland	235,124	637,112
Suncorp Group Ltd.	39,023	308,176
Woodside Energy Group Ltd.	1,704	38,477
		2,973,417
Austria—0.1%
Andritz AG	7,202	336,980
OMV AG	3,700	157,583
		494,563
Belgium—0.0%†
Solvay SA	1,713	150,458
Brazil—0.3%
Wheaton Precious Metals Corp.	16,320	559,994
Yara International ASA	16,138	687,759
		1,247,753
Canada—7.7%
Agnico Eagle Mines Ltd.	8,910	383,041
Algoma Steel Group, Inc.[2]	34,850	320,620
AltaGas Ltd.	24,400	543,620
Arizona Metals Corp.*	68,640	234,777
Artis REIT	7,000	63,738
ATS Automation Tooling Systems, Inc.*,2	18,110	573,473
Aya Gold & Silver, Inc.*,2	13,470	77,630
Boardwalk REIT[2]	15,850	604,517
Boralex, Inc., Class A2	15,400	558,732
Brookfield Infrastructure Partners LP2	13,258	528,066
CAE, Inc.*,2	53,630	1,420,122
Cameco Corp.*,2	8,000	206,160
Canadian Tire Corp. Ltd., Class A	100	12,847
CES Energy Solutions Corp.[2]	214,330	445,213
Colliers International Group, Inc.[2]	4,220	527,373
Docebo, Inc.*	15,880	502,609
Dollarama, Inc.	10,500	636,371
East Side Games Group, Inc.*	107,955	141,630
Element Fleet Management Corp.[2]	65,370	750,411
Empire Co. Ltd., Class A	2,800	84,970
EQB, Inc.	7,000	300,707
Franco-Nevada Corp.[2]	5,940	760,201
George Weston Ltd.	500	59,677
Gildan Activewear, Inc.	4,000	117,231
Granite REIT	3,330	210,064
GURU Organic Energy Corp.*	38,990	239,320
H&R REIT[2]	158,380	1,668,460
HLS Therapeutics, Inc.	10,250	103,256
IA Financial Corp., Inc.	3,700	203,586
	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
IGM Financial, Inc.	600	$17,421
K-Bro Linen, Inc.	13,520	344,506
Kinaxis, Inc.*,2	5,860	700,518
Lightspeed Commerce, Inc.*,2	26,110	560,060
Linamar Corp.[2]	11,130	507,414
Loblaw Cos. Ltd.	1,800	163,856
NanoXplore, Inc.*	87,120	249,682
NexGen Energy Ltd.*,2	34,380	149,897
Nutrien Ltd.	12,200	1,044,367
Open Text Corp.	4,500	184,069
Osisko Mining, Inc.*,2	100,950	223,887
Parkit Enterprise, Inc.*	387,600	290,575
Parkland Corp.[2]	16,030	449,774
Precision Drilling Corp.*,2	7,970	543,315
RioCan REIT	44,800	718,941
Rogers Communications, Inc., Class B	300	13,792
Rogers Communications, Inc., Class B2	14,177	651,575
Rubellite Energy, Inc.*	113,830	311,120
Saputo, Inc.[2]	42,390	1,047,047
Spin Master Corp.*,1,2	8,840	329,494
SSR Mining, Inc.	1,564	25,743
Stantec, Inc.[2]	5,950	293,930
Summit Industrial Income REIT	19,800	288,059
Suncor Energy, Inc.	5,300	179,874
Tamarack Valley Energy Ltd.[2]	222,980	774,871
TFI International, Inc.[2]	11,940	1,193,164
Thomson Reuters Corp.[2]	8,360	938,661
Tourmaline Oil Corp.	5,400	338,325
TransAlta Corp.[2]	89,310	1,019,920
Trican Well Service Ltd.*,2	312,500	924,896
Tricon Residential, Inc.[2]	59,450	646,816
Trisura Group Ltd.*,2	17,480	487,728
Uni-Select, Inc.*,2	70,153	2,026,441
Wesdome Gold Mines Ltd.*,2	13,700	110,195
WSP Global, Inc.[2]	4,210	507,942
		30,536,297
Chile—0.1%
Antofagasta PLC	17,391	247,451
Colombia—0.0%†
Gran Tierra Energy, Inc.*,[2]	81,556	109,285
Denmark—0.4%
A.P. Moller—Maersk A/S, Class B	245	668,932
Novo Nordisk A/S, Class B	5,964	694,649
Pandora A/S	5,145	382,231
		1,745,812
Finland—0.1%
Kesko Oyj, Class B	8,142	201,378
Sampo Oyj, Class A	3,588	155,011
Stora Enso Oyj, Class R	14,213	219,814
		576,203

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
France—1.0%
Bouygues SA	7,795	$235,641
Cellectis SA*	2,648	6,938
Cie de Saint-Gobain	5,384	251,055
Eiffage SA*	2,539	238,257
Engie SA	83,404	1,031,902
Ipsen SA	3,128	316,420
Klepierre SA	4,124	91,635
Nexans SA	838	80,485
TotalEnergies SE	30,599	1,562,916
		3,815,249
Germany—0.4%
Hannover Rueck SE	540	76,597
K+S AG Registered Shares	10,881	229,439
Mercedes-Benz Group AG	2,825	166,602
RWE AG	7,938	326,553
Siemens AG, Registered Shares	2,348	261,905
Telefonica Deutschland Holding AG	5,651	15,024
Wacker Chemie AG	2,166	326,083
		1,402,203
Hong Kong—0.3%
Jardine Matheson Holdings Ltd.	14,300	755,266
New World Development Co. Ltd.	92,000	307,639
		1,062,905
Indonesia—0.0%†
Golden Agri-Resources Ltd.	696,700	131,181
Israel—0.1%
Sapiens International Corp. N.V.	1,614	42,465
ZIM Integrated Shipping Services Ltd.[2]	3,160	157,431
		199,896
Italy—0.3%
Assicurazioni Generali SpA	4,924	73,612
Eni SpA	65,135	782,960
Leonardo SpA	7,679	71,926
Saras SpA*	264,377	335,368
		1,263,866
Japan—1.5%
Allegro MicroSystems, Inc.*	1,907	47,351
Daikin Industries Ltd.	1,600	280,605
Dentsu Group, Inc.	5,500	192,123
Electric Power Development Co. Ltd.	10,900	183,913
Inpex Corp.	78,700	902,041
JFE Holdings, Inc.	30,100	339,373
Marubeni Corp.	31,000	288,370
Mitsubishi Corp.	20,300	603,301
Mitsui & Co. Ltd.	17,100	377,265
NIPPON EXPRESS HOLDINGS, Inc.	11,300	675,236
Nippon Steel Corp.	21,100	313,973
Persol Holdings Co. Ltd.	5,600	115,930
Sumitomo Corp.	46,200	649,570
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Tokio Marine Holdings, Inc.	2,500	$146,350
ZOZO, Inc.	41,600	898,630
		6,014,031
Luxembourg—0.1%
ArcelorMittal SA	10,284	253,747
Netherlands—0.8%
Adyen N.V.*,1	38	68,353
Heineken Holding N.V.	985	77,834
Koninklijke Ahold Delhaize N.V.	2,689	74,052
Koninklijke KPN N.V.	65,107	214,787
OCI N.V.	21,516	746,963
Shell PLC	55,365	1,475,953
uniQure N.V.*,2	13,032	330,361
		2,988,303
Norway—0.3%
Aker BP ASA	1,201	41,730
Equinor ASA	18,823	724,759
Lundin Energy AB	6,833	236,766
Telenor ASA	5,666	68,809
		1,072,064
Philippines—0.1%
TELUS International CDA, Inc.*	13,330	369,108
Portugal—0.2%
Galp Energia SGPS SA*	14,934	157,637
Jeronimo Martins, SGPS SA	32,622	755,100
		912,737
Singapore—0.0%†
Kulicke & Soffa Industries, Inc.	926	44,559
South Africa—0.0%†
Anglo American PLC	2,337	84,471
Spain—0.5%
Banco Bilbao Vizcaya Argentaria SA	49,272	223,284
Banco Santander SA	57,824	144,668
Red Electrica Corp. SA	5,424	106,638
Repsol SA*	48,888	609,059
Telefonica SA*	163,615	730,327
		1,813,976
Sweden—0.2%
Boliden AB	2,556	85,419
Orron Energy AB	7,186	8,871
SSAB AB, Class A	38,163	184,685
SSAB AB, Class B	70,237	322,261
Volvo Car AB, Class B*	42,744	318,262
		919,498
Switzerland—0.8%
Alcon, Inc.	16,990	1,326,749
Dufry AG, Registered Shares*	13,721	516,620
Holcim AG	8,441	395,787

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Novartis AG, Registered Shares	8,143	$699,725
Swatch Group AG	293	78,002
		3,016,883
Thailand—0.0%†
Fabrinet*	491	47,166
United Kingdom—1.8%
Achilles Therapeutics PLC, ADR*	15,414	39,306
Autolus Therapeutics PLC*	4,448	12,410
Berkeley Group Holdings PLC	3,060	158,580
BP PLC	229,839	1,124,892
BT Group PLC	104,369	206,058
Centrica PLC*	298,070	319,381
Direct Line Insurance Group PLC	26,308	66,021
Drax Group PLC	30,887	296,290
easyJet PLC*	106,298	519,183
Haleon PLC*	5,481	19,477
HSBC Holdings PLC	134,874	844,845
IG Group Holdings PLC	8,133	78,908
Imperial Brands PLC	19,078	418,883
International Consolidated Airlines Group SA*	363,754	528,965
Land Securities Group PLC	49,353	441,020
Legal & General Group PLC	51,673	165,019
Liberty Global PLC, Class C*,2	21,679	496,232
NatWest Group PLC	142,771	433,632
Phoenix Group Holdings PLC	21,430	168,839
SSE PLC	10,805	233,371
Standard Chartered PLC	29,968	206,560
Tesco PLC	91,363	293,013
Vodafone Group PLC	77,320	113,943
		7,184,828
United States—26.7%
2seventy bio, Inc.*	1,500	21,585
A-Mark Precious Metals, Inc.[2]	7,318	221,735
A.O. Smith Corp.	711	44,985
Abbott Laboratories	3,405	370,600
AbbVie, Inc.[2]	9,167	1,315,556
ABIOMED, Inc.*	157	46,003
Acuity Brands, Inc.	1,736	316,646
Adaptimmune Therapeutics PLC, ADR*	1,399	2,588
AECOM[2]	7,850	565,200
Akamai Technologies, Inc.*	432	41,567
Alaunos Therapeutics, Inc.*	19,800	23,166
Albany International Corp., Class A	165	15,060
Allbirds, Inc., Class A*	41,500	213,310
Allegion PLC	2,554	269,958
Allison Transmission Holdings, Inc.	5,590	234,053
Alpha Metallurgical Resources, Inc.[2]	2,017	275,845
Alphabet, Inc., Class A*,2	17,632	2,050,954
Alphabet, Inc., Class C*,2	3,480	405,907
Altria Group, Inc.[2]	12,602	552,724
Amazon.com, Inc.*,2	2,050	276,647
Amdocs Ltd.	476	41,441
Amedisys, Inc.*	330	39,550
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
American Eagle Outfitters, Inc.	65,970	$794,279
American Express Co.	5,097	785,040
American Financial Group, Inc.	293	39,168
American Homes 4 Rent, Class A2	11,940	452,287
American International Group, Inc.[2]	9,376	485,396
American Vanguard Corp.	1,801	42,161
American Water Works Co., Inc.[2]	2,619	407,097
Ameriprise Financial, Inc.	84	22,673
AMERISAFE, Inc.	788	35,901
AMETEK, Inc.	357	44,089
Amgen, Inc.[2]	1,220	301,913
AMMO, Inc.*	48,328	235,841
AMN Healthcare Services, Inc.*,2	2,402	270,081
Amneal Pharmaceuticals, Inc.*,2	5,101	18,058
Amphastar Pharmaceuticals, Inc.*,2	7,751	289,810
Amplitude, Inc., Class A*	24,200	357,676
Analog Devices, Inc.	5,321	914,999
ANSYS, Inc.*	164	45,754
Anterix, Inc.*	1,170	52,053
APA Corp.	2,338	86,903
Apple, Inc.[2]	8,464	1,375,485
ArcBest Corp.	550	48,730
Arch Capital Group Ltd.*	1,780	79,032
Archer-Daniels-Midland Co.[2]	8,279	685,253
Arista Networks, Inc.*	411	47,935
Arrow Electronics, Inc.*,2	7,803	1,000,110
AT&T, Inc.[2]	6,497	122,014
AutoNation, Inc.*	697	82,762
AutoZone, Inc.*,2	290	619,843
Axis Capital Holdings Ltd.	730	36,858
Badger Meter, Inc.	497	47,806
Balchem Corp.	317	43,036
BancFirst Corp.	413	44,352
Bio-Techne Corp.	115	44,307
Boise Cascade Co.	629	44,477
Boot Barn Holdings, Inc.*	554	34,514
Boston Scientific Corp.*	17,031	699,123
Brady Corp., Class A	859	41,103
Bristol-Myers Squibb Co.[2]	1,972	145,494
Broadcom, Inc.[2]	250	133,870
Broadmark Realty Capital, Inc.	5,821	44,181
Buckle, Inc.	1,370	41,374
Builders FirstSource, Inc.*	953	64,804
Bunge Ltd.[2]	6,180	570,599
CACI International, Inc., Class A*	142	42,925
California Resources Corp.	969	43,469
Calix, Inc.*	1,104	62,972
Campbell Soup Co.[2]	5,134	253,363
Caribou Biosciences, Inc.*	2,600	21,112
Catalyst Pharmaceuticals, Inc.*,2	38,222	391,393
Cathay General Bancorp	1,000	41,700
Cavco Industries, Inc.*	193	49,753
CBRE Group, Inc., Class A*	523	44,779
Centene Corp.*,2	5,950	553,171
Century Therapeutics, Inc.*	380	4,017
CF Industries Holdings, Inc.[2]	6,242	596,049

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
ChannelAdvisor Corp.*	2,706	$39,886
Chemed Corp.	82	39,449
Chemours Co.	1,229	43,740
Chewy, Inc., Class A*,2	4,703	182,523
Church & Dwight Co., Inc.[2]	5,835	513,305
Cigna Corp.[2]	1,152	317,215
Cincinnati Financial Corp.	183	17,813
Cintas Corp.	107	45,527
Cirrus Logic, Inc.*	10,647	909,893
Clean Harbors, Inc.*	8,957	874,114
Clorox Co.[2]	5,148	730,192
CNA Financial Corp.	443	18,792
Cogent Communications Holdings, Inc.	3,295	210,254
Cognex Corp.	892	45,474
Cohen & Steers, Inc.	401	29,550
Columbia Sportswear Co.	542	40,113
Comfort Systems USA, Inc.	482	50,928
Conagra Brands, Inc.[2]	2,678	91,614
CONSOL Energy, Inc.*,2	2,132	130,734
Constellation Brands, Inc., Class A	2,053	505,674
Copart, Inc.*	354	45,347
Corteva, Inc.	734	42,242
CorVel Corp.*	268	44,191
CoStar Group, Inc.*	663	48,127
Costco Wholesale Corp.[2]	380	205,694
Coterra Energy, Inc.[2]	5,439	166,379
Coty, Inc., Class A*	32,296	236,407
Crocs, Inc.*	9,120	653,357
Cross Country Healthcare, Inc.*,2	7,160	188,738
CSX Corp.[2]	25,720	831,528
CVS Health Corp.[2]	1,525	145,912
Danaher Corp.	978	285,058
Datadog, Inc., Class A*,2	3,011	307,152
Deckers Outdoor Corp.*	151	47,295
Dell Technologies, Class C	471	21,223
Devon Energy Corp.[2]	5,588	351,206
Diamond Offshore Drilling, Inc.	32,452	219,051
Diamondback Energy, Inc.	684	87,566
Diodes, Inc.*	603	49,066
Discover Financial Services	389	39,289
DISH Network Corp., Class A*	42,875	744,739
Dolby Laboratories, Inc., Class A	545	42,183
Dollar Tree, Inc.*,2	9,900	1,637,064
Domino's Pizza, Inc.[2]	1,859	728,932
Domo, Inc., Class B*	876	24,537
Dorman Products, Inc.*	362	36,595
Dover Corp.	325	43,446
Dow, Inc.	779	41,451
Dropbox, Inc., Class A*,2	24,589	559,154
Dynavax Technologies Corp.*,2	17,831	256,410
E2open Parent Holdings, Inc.*	31,100	209,925
Eagle Bancorp, Inc.	825	40,450
Eagle Pharmaceuticals, Inc.*,2	2,027	80,472
Eaton Corp. PLC	2,743	407,034
Eli Lilly & Co.[2]	2,506	826,203
EMCOR Group, Inc.	391	45,501
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Enovix Corp.*	9,778	$130,243
EOG Resources, Inc.	762	84,750
EPAM Systems, Inc.*	130	45,402
Erie Indemnity Co., Class A	210	42,706
Essent Group Ltd.	1,020	42,595
Ethan Allen Interiors, Inc.	1,869	42,968
Everbridge, Inc.*	60,436	1,519,361
Evercore, Inc., Class A	2,203	220,234
Everest Re Group Ltd.[2]	576	150,538
ExlService Holdings, Inc.*	273	45,965
Expeditors International of Washington, Inc.	406	43,137
Exponent, Inc.	444	44,618
Exxon Mobil Corp.[2]	5,425	525,845
F5, Inc.*	259	43,346
FactSet Research Systems, Inc.	37	15,898
Fastenal Co.	802	41,191
First American Financial Corp.	745	43,210
First Foundation, Inc.	608	12,659
First Hawaiian, Inc.	568	14,478
FirstEnergy Corp.[2]	2,558	105,134
Flex Ltd.*	99,051	1,664,057
Fortinet, Inc.*	481	28,692
Forward Air Corp.	439	46,064
Fox Corp., Class B2	10,179	314,531
FTI Consulting, Inc.*	219	35,820
Full House Resorts, Inc.*	29,598	183,804
Garmin Ltd.	402	39,243
General Dynamics Corp.[2]	162	36,721
General Mills, Inc.[2]	2,342	175,158
Genpact Ltd.	914	43,945
Gentex Corp.	1,416	39,960
Gentherm, Inc.*	658	42,480
Gilead Sciences, Inc.[2]	10,175	607,956
Globus Medical, Inc., Class A*	697	40,907
Graco, Inc.	667	44,796
Grand Canyon Education, Inc.*	865	83,101
GSK PLC	4,384	92,109
H&R Block, Inc.	2,146	85,754
Halliburton Co.	5,753	168,563
Hanover Insurance Group, Inc.	149	20,334
Haverty Furniture Cos., Inc.	1,582	43,236
Hawaiian Electric Industries, Inc.	499	21,108
HEICO Corp.	295	46,524
HEICO Corp., Class A	367	46,859
Henry Schein, Inc.*	514	40,519
Hess Corp.	1,745	196,260
Hologic, Inc.*	1,141	81,445
Hormel Foods Corp.	835	41,199
Houlihan Lokey, Inc.	505	42,703
HP, Inc.	2,511	83,842
Hubbell, Inc.	1,575	344,956
Humana, Inc.[2]	790	380,780
Huntsman Corp.	699	20,243
IDEX Corp.	217	45,299
IDEXX Laboratories, Inc.*,2	1,443	576,017
Ingles Markets, Inc., Class A	445	42,480

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Insteel Industries, Inc.	1,093	$34,211
IPG Photonics Corp.*	428	45,616
iRadimed Corp.	1,157	48,883
iTeos Therapeutics, Inc.*,2	8,133	198,933
Jabil, Inc.	1,144	67,885
Jack Henry & Associates, Inc.	214	44,463
Jacobs Engineering Group, Inc.[2]	2,280	313,044
Janus Henderson Group PLC	1,672	43,087
John B Sanfilippo & Son, Inc.*	540	40,446
Johnson Controls International PLC	8,713	469,718
JPMorgan Chase & Co.	7,017	809,481
Kadant, Inc.	215	43,828
Kellogg Co.[2]	540	39,917
Keysight Technologies, Inc.*	2,070	336,582
Kimberly-Clark Corp.[2]	4,734	623,894
Kinetik Holdings, Inc.	5,200	211,536
Kinsale Capital Group, Inc.	177	43,048
Knight-Swift Transportation Holdings, Inc.[2]	6,507	357,560
Knowles Corp.*	2,247	44,378
Korn Ferry	691	45,267
Kraft Heinz Co.[2]	28,112	1,035,365
Kroger Co.[2]	8,848	410,901
Lakeland Financial Corp.	582	45,280
Landstar System, Inc.	272	42,590
Lantheus Holdings, Inc.*	1,074	82,397
Lazard Ltd., Class A	1,785	67,241
LeMaitre Vascular, Inc.	873	43,956
Lennar Corp., Class A2	1,341	113,985
Lennar Corp., Class B	662	44,937
Liquidity Services, Inc.*	2,634	53,022
Lithia Motors, Inc.	213	56,505
Littelfuse, Inc.	159	44,340
LKQ Corp.	799	43,817
Lockheed Martin Corp.[2]	1,040	430,362
Louisiana-Pacific Corp.	327	20,807
LPL Financial Holdings, Inc.	3,203	672,374
Lululemon Athletica, Inc.*	141	43,782
Lumen Technologies, Inc.[2]	66,088	719,698
Lyell Immunopharma, Inc.*	9,800	54,586
LyondellBasell Industries N.V., Class A2	2,355	209,878
Manhattan Associates, Inc.*	342	48,109
ManTech International Corp., Class A	408	39,095
Marathon Oil Corp.[2]	16,853	417,954
Maravai LifeSciences Holdings, Inc., Class A*	1,457	38,013
Marcus & Millichap, Inc.	1,057	43,252
MarineMax, Inc.*	1,022	41,738
Markel Corp.*	31	40,211
MarketAxess Holdings, Inc.	147	39,805
Marvell Technology, Inc.	4,151	231,128
Medical Properties Trust, Inc.[2]	45,304	781,041
Medifast, Inc.	220	37,002
Medpace Holdings, Inc.*	273	46,282
Medtronic PLC	1,167	107,971
Merck & Co., Inc.[2]	7,472	667,548
Meridian Bioscience, Inc.*	1,279	40,493
Meta Platforms, Inc., Class A2	1,134	180,419
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
MetLife, Inc.	651	$41,176
Mettler-Toledo International, Inc.*,2	350	472,405
MGIC Investment Corp.	5,096	72,057
MGP Ingredients, Inc.	391	41,125
Microsoft Corp.[2]	5,180	1,454,233
MKS Instruments, Inc.	393	46,453
Moderna, Inc.*,2	1,658	272,061
Moelis & Co., Class A	988	46,021
Molina Healthcare, Inc.*,2	3,174	1,040,183
Molson Coors Beverage Co., Class B2	2,423	144,774
Monarch Casino & Resort, Inc.*	650	41,697
Monolithic Power Systems, Inc.	101	46,937
Morgan Stanley	9,592	808,606
Morningstar, Inc.	166	42,388
Mosaic Co.[2]	9,265	487,895
MSC Industrial Direct Co., Inc., Class A	356	29,427
Mueller Industries, Inc.	741	49,892
MYR Group, Inc.*	459	43,711
National Presto Industries, Inc.	607	43,218
Neogen Corp.*	1,704	39,414
Netflix, Inc.*,2	3,510	789,399
New Relic, Inc.*	19,633	1,191,134
New York Times Co., Class A	1,334	42,621
NexImmune, Inc.*	17,119	19,687
NiSource, Inc.[2]	17,759	539,874
Nkarta, Inc.*	3,000	40,530
NMI Holdings, Inc., Class A*	2,337	44,263
Nordson Corp.	194	44,812
NortonLifeLock, Inc.[2]	507	12,437
Norwegian Cruise Line Holdings Ltd.*	20,426	248,176
NRG Energy, Inc.[2]	25,928	978,782
Nucor Corp.[2]	7,360	999,488
NV5 Global, Inc.*	341	46,240
NVIDIA Corp.[2]	262	47,587
NVR, Inc.*	10	43,931
O'Reilly Automotive, Inc.*,2	369	259,625
Occidental Petroleum Corp.[2]	8,873	583,400
Old Dominion Freight Line, Inc.	2,170	658,617
Old Republic International Corp.	1,791	41,677
Onto Innovation, Inc.*	582	48,451
Ovintiv, Inc.	474	24,217
Owens Corning	498	46,185
PACCAR, Inc.	6,537	598,266
Park Hotels & Resorts, Inc.	106,853	1,665,838
Parker-Hannifin Corp.	53	15,322
Patterson-UTI Energy, Inc.	15,821	261,838
Paychex, Inc.	340	43,615
PDC Energy, Inc.	1,344	88,287
Peloton Interactive, Inc., Class A	111,320	1,056,427
Penske Automotive Group, Inc.	742	84,952
Perficient, Inc.*	437	46,112
PetMed Express, Inc.	1,906	41,589
Pfizer, Inc.[2]	24,067	1,215,624
PG&E Corp.*,2	39,528	429,274
Photronics, Inc.*	2,063	49,120
Pinterest, Inc., Class A*	717	13,967

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Pioneer Natural Resources Co.	423	$100,230
Portillo's, Inc., Class A*	9,899	225,994
Power Integrations, Inc.	535	45,480
Precigen, Inc.*	10,700	16,799
Procter & Gamble Co.[2]	1,298	180,305
Progressive Corp.[2]	5,550	638,583
Prosperity Bancshares, Inc.	570	42,231
Proto Labs, Inc.*	832	40,676
Prudential Financial, Inc.	420	41,996
PubMatic, Inc., Class A*	1,711	28,385
PulteGroup, Inc.[2]	10,688	466,211
Qorvo, Inc.*	410	42,669
QUALCOMM, Inc.[2]	2,862	415,162
Qualys, Inc.*	312	38,164
Quest Diagnostics, Inc.	439	59,954
QuidelOrtho Corp.*	587	59,897
Radian Group, Inc.	689	15,413
Radius Global Infrastructure, Inc., Class A*,2	43,270	661,166
Ramaco Resources, Inc.	2,241	26,309
Range Resources Corp.*	630	20,834
Raymond James Financial, Inc.	1,314	129,390
Regeneron Pharmaceuticals, Inc.[2]	232	134,952
Reliance Steel & Aluminum Co.	683	129,941
ResMed, Inc.	186	44,737
Resources Connection, Inc.	2,028	43,521
Revolve Group, Inc.*	1,402	39,705
REX American Resources Corp.*	450	42,957
Robert Half International, Inc.[2]	10,970	868,166
Roche Holding AG	2,032	828,375
Rollins, Inc.	1,155	44,548
Roper Technologies, Inc.	1,506	657,625
Royal Caribbean Cruises Ltd.*	11,484	444,546
Ryder System, Inc.	546	42,763
Ryerson Holding Corp.[2]	14,085	385,929
S&P Global, Inc.	3,496	1,317,747
Safety Insurance Group, Inc.	418	36,178
Saia, Inc.*	212	50,424
Schlumberger N.V.	10,772	398,887
Schneider Electric SE	2,067	285,874
Schneider National, Inc., Class B	3,473	87,971
SEI Investments Co.	737	40,800
Selective Insurance Group, Inc.	480	37,373
Sempra Energy[2]	104	17,243
Semtech Corp.*	729	45,439
Shutterstock, Inc.	697	39,380
Simpson Manufacturing Co., Inc.	401	41,415
Simulations Plus, Inc.	801	51,384
SkyWest, Inc.*	27,596	666,443
Skyworks Solutions, Inc.	417	45,403
SLM Corp.	4,918	76,721
Snap, Inc., Class A*	123,174	1,216,959
Snap-on, Inc.	198	44,362
Southwest Airlines Co.*	18,108	690,277
Southwestern Energy Co.*	12,541	88,539
SpartanNash Co.[2]	10,323	333,330
SPS Commerce, Inc.*	370	44,311
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
SS&C Technologies Holdings, Inc.	13,947	$825,244
Steel Dynamics, Inc.[2]	9,565	744,922
StepStone Group, Inc., Class A	1,523	40,573
Steven Madden Ltd.	1,199	38,008
Stewart Information Services Corp.	798	43,611
Stride, Inc.*	362	16,174
Synopsys, Inc.*	130	47,775
T. Rowe Price Group, Inc.	350	43,214
Tapestry, Inc.*	588	19,774
Taylor Morrison Home Corp.*	1,677	48,130
Teradyne, Inc.	436	43,988
Tesla, Inc.*,2	18	16,046
Tetra Tech, Inc.	298	45,674
Thor Industries, Inc.	993	83,740
TimkenSteel Corp.*	2,118	42,974
Toll Brothers, Inc.	866	42,590
Tradeweb Markets, Inc., Class A	570	40,196
Trane Technologies PLC	1,971	289,717
Transocean Ltd.*	124,665	421,368
Travelers Cos., Inc.	245	38,881
Trex Co., Inc.*	715	46,132
Tri Pointe Homes, Inc.*	2,271	42,059
Trimble, Inc.*	675	46,865
Tyson Foods, Inc., Class A2	2,863	251,973
UFP Industries, Inc.	566	52,191
Ulta Beauty, Inc.*	34	13,223
United Rentals, Inc.*,2	8,780	2,833,043
United Therapeutics Corp.*	340	78,564
UnitedHealth Group, Inc.[2]	2,990	1,621,597
Universal Display Corp.	369	42,605
Unum Group	1,206	38,821
Urban Outfitters, Inc.*	20,971	429,486
US Physical Therapy, Inc.	346	44,904
USANA Health Sciences, Inc.*	551	38,361
Valaris Ltd.*	8,248	413,885
Valero Energy Corp.[2]	2,765	306,279
Veeva Systems, Inc., Class A*	199	44,492
VeriSign, Inc.*,2	97	18,349
Vertex Pharmaceuticals, Inc.*,2	1,111	311,536
Viatris, Inc.[2]	89,239	864,726
Victory Capital Holdings, Inc., Class A	1,097	30,354
Virtu Financial, Inc., Class A2	15,071	351,606
Visa, Inc., Class A2	4,760	1,009,644
Vistra Corp.[2]	28,990	749,391
Vontier Corp.	17,240	444,792
Voya Financial, Inc.	329	19,793
W. R. Berkley Corp.[2]	608	38,018
Warrior Met Coal, Inc.[2]	3,079	98,312
Washington Trust Bancorp, Inc.	268	14,708
Waste Connections, Inc.	2,502	333,692
Watsco, Inc.	164	44,928
Watts Water Technologies, Inc., Class A	216	29,836
WD-40 Co.	131	23,235
WEC Energy Group, Inc.[2]	2,552	264,923
Weis Markets, Inc.	517	39,773
Wells Fargo & Co.	28,326	1,242,662

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

	Number of shares		Value
Common stocks—(concluded)
United States—(concluded)
West Pharmaceutical Services, Inc.		135	$46,381
Western Union Co.		4,841	82,394
Westlake Corp.[2]		5,064	492,930
Weyerhaeuser Co.		3,464	125,812
Williams-Sonoma, Inc.		2,297	331,733
Winnebago Industries, Inc.		793	47,873
Wintrust Financial Corp.		4,645	399,656
Woodward, Inc.		427	44,707
Wynn Resorts Ltd.*		19,223	1,220,276
Zebra Technologies Corp., Class A*		45	16,096
Zendesk, Inc.*		10,722	808,653
Zimvie, Inc.*,2		520	10,098
Zions Bancorp N.A.		14,905	813,068
Zoom Video Communications, Inc., Class A*,2		1,965	204,085
Zumiez, Inc.*		1,471	38,246
			105,937,617
Total common stocks (cost—$177,508,617)			176,615,527
Preferred stocks—0.1%
Germany—0.1%
Bayerische Motoren Werke AG (cost—$401,042)		5,451	413,868
Investment companies—7.2%
AlphaSimplex Managed Futures Strategy Fund, Class Y		1,072,269	13,885,878
AQR Style Premia Alternative Fund, Class I		1,525,174	12,811,459
Carillon Reams Unconstrained Bond Fund, Class I		161,045	1,993,732
Total investment companies (cost—$27,011,412)			28,691,069
	Number of warrants
Warrant—0.0%†
Canada—0.0%†
Medexus Pharmaceuticals, Inc. expires 02/23/23* (cost—$0)		12,500	49
	Face amount
Corporate bonds—11.4%
Canada—0.5%
Chorus Aviation, Inc. 6.000%, due 06/30/26[1,2]	CAD	2,430,000	1,878,835
Hong Kong—0.0%†
Seaspan Corp. 3.750%, due 12/15/25[1]		125,000	133,344
Singapore—0.1%
Sea Ltd. 0.250%, due 09/15/26		290,000	213,400
United States—10.8%
Airbnb, Inc. 0.000%, due 03/15/26[3]		200,000	173,658
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Amyris, Inc. 1.500%, due 11/15/26[1]	$685,000	$278,633
Beyond Meat, Inc. 0.000%, due 03/15/27[3]	340,000	134,102
Blackline, Inc. 0.000%, due 03/15/26[3]	270,000	219,586
Block, Inc. 0.000%, due 05/01/26[3]	160,000	135,114
Bloomin' Brands, Inc. 5.000%, due 05/01/25	1,500,000	2,799,480
Carnival Corp. 5.750%, due 04/01/23	2,000,000	2,269,360
Ceridian HCM Holding, Inc. 0.250%, due 03/15/26	190,000	158,799
Cinemark Holdings, Inc. 4.500%, due 08/15/25	2,140,000	3,196,240
Coupa Software, Inc. 0.375%, due 06/15/26	270,000	214,277
DigitalOcean Holdings, Inc. 0.000%, due 12/01/26[1,3]	290,000	217,037
DraftKings Holdings, Inc. 0.000%, due 03/15/28[3]	230,000	139,410
Enphase Energy, Inc. 0.000%, due 03/01/26[3]	250,000	300,190
Exact Sciences Corp. 0.375%, due 03/01/28	250,000	179,680
Fastly, Inc. 0.000%, due 03/15/26[3]	300,000	223,118
Fisker, Inc. 2.500%, due 09/15/26[1]	175,000	107,548
Guardant Health, Inc. 0.000%, due 11/15/27[3]	140,000	97,943
Guess?, Inc. 2.000%, due 04/15/24	1,000,000	1,009,780
Halozyme Therapeutics, Inc. 0.250%, due 03/01/27	275,000	256,186
Ionis Pharmaceuticals, Inc. 0.125%, due 12/15/24	265,000	238,529
Itron, Inc. 0.000%, due 03/15/26[3]	215,000	183,929
JetBlue Airways Corp. 0.500%, due 04/01/26	250,000	177,630
Liberty Media Corp. 0.500%, due 12/01/50[1]	1,500,000	1,807,245
1.375%, due 10/15/23	9,000,000	11,409,300
Nutanix, Inc. 0.250%, due 10/01/27[1]	290,000	202,406
NuVasive, Inc. 0.375%, due 03/15/25	175,000	159,611
Patrick Industries, Inc. 1.750%, due 12/01/28[1]	450,000	385,835
Snap, Inc. 0.000%, due 05/01/27[3]	275,000	192,338
SoFi Technologies, Inc. 0.000%, due 10/15/26[1,3]	300,000	211,225

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

	Face amount	Value
Corporate bonds—(concluded)
United States—(concluded)
Southwest Airlines Co. 1.250%, due 05/01/25	$3,000,000	$3,789,000
Splunk, Inc. 1.125%, due 06/15/27	265,000	226,262
Sunnova Energy International, Inc. 0.250%, due 12/01/26	140,000	132,681
Sunrun, Inc. 0.000%, due 02/01/26[3]	200,000	148,644
Teladoc Health, Inc. 1.250%, due 06/01/27	275,000	206,083
Uber Technologies, Inc. 0.000%, due 12/15/25[3]	160,000	134,352
United States Steel Corp. 5.000%, due 11/01/26	3,500,000	6,671,280
Wayfair, Inc. 1.000%, due 08/15/26	2,450,000	1,655,972
World Wrestling Entertainment, Inc. 3.375%, due 12/15/23	978,000	2,748,180
		42,790,643
Total corporate bonds (cost—$47,237,133)		45,016,222
	Number of shares
Short-term investments—28.0%
Investment companies—28.0%
State Street Institutional U.S. Government Money Market Fund, 1.880%[4] (cost—$110,857,065)	110,857,065	110,857,065
	Face amount
Short-term U.S. Treasury obligations—4.7%
U.S. Treasury Bills 1.002%, due 08/18/22[2,4]	$2,729,000	2,727,731
1.007%, due 08/18/22[2,4]	2,771,000	2,769,704
2.404%, due 10/27/22[2,4]	4,843,500	4,815,923
2.420%, due 10/27/22[2,4]	4,376,500	4,351,423
2.538%, due 11/25/22[4]	4,000,000	3,968,003
Total short-term U.S. Treasury obligations (cost—$18,632,784)		18,632,784

	Number of contracts	Notional amount
Equity and foreign exchange options purchased—1.1%
Call options—0.9%
Call ESTX Banks Index, strike @ $88 expires 09/16/22 (Counterparty: JPMCB)	52	$455,875	39,937
Call Euro STOXX 50, strike @ $3,600 expires 08/19/22 (Counterparty: JPMCB)	3	946,800	377,394
	Number of contracts	Notional amount	Value
Equity and foreign exchange options purchased—(continued)
Call options—(concluded)
Call Euro STOXX 50, strike @ $3,600 expires 09/16/22 (Counterparty: JPMCB)	3	$946,800	$475,774
Call FTSE 100 Index, strike @ $7,300 expires 09/16/22 (Counterparty: JPMCB)	1	832,200	301,953
Call FTSE 100 Index, strike @ $7,300 expires 10/21/22 (Counterparty: JPMCB)	1	832,200	398,440
Call Nasdaq 100 Stock Index strike @ $11,800 expires 08/19/22 (Counterparty: JPMCB)	1	944,000	945,280
Call NIKKEI 225 Index, strike @ $29,000 expires 09/09/22 (Counterparty: JPMCB)	55	159,500,000	72,178
Call S&P 500 Index, strike @ $3,790 expires 09/16/22 (Counterparty: JPMCB)	1	189,500	184,350
Call S&P 500 Index, strike @ $3,825 expires 09/16/22 (Counterparty: JPMCB)	1	191,250	168,000
Call S&P 500 Index, strike @ $4,100 expires 08/19/22 (Counterparty: JPMCB)	3	1,230,000	272,400
Call STXE 600 Basic Resource Index, strike @ $510 expires 09/16/22 (Counterparty: JPMCB)	2	91,800	137,609
Call STXE 600 Basic Resource Index, strike @ $640 expires 09/16/22 (Counterparty: JPMCB)	3	160,000	16,353
Call STXE 600 Oil & Gas Index, strike @ $300 expires 09/16/22 (Counterparty: JPMCB)	3	94,500	96,584

Total	3,486,252
Put options—0.2%

Put Amyris, Inc., strike @ $2 expires 01/20/23 (Counterparty: MSCI)	25	3,750	6,250
Put CBOE Volatility Index, strike @ $26 expires 09/21/22 (Counterparty: JPMCB)	35	89,960	111,758
Put CBOE Volatility Index, strike @ $27 expires 08/17/22 (Counterparty: JPMCB)	31	82,890	134,466
Put CBOE Volatility Index, strike @ $28 expires 09/21/22 (Counterparty: JPMCB)	35	96,880	163,658
Put Cinemark Holdings, Inc., strike @ $10 expires 01/20/23 (Counterparty: MSCI)	10	10,000	3,500
Put Euro STOXX 50, strike @ $2,900 expires 09/16/22 (Counterparty: JPMCB)	1	391,500	7,727
Put Euro STOXX 50, strike @ $3,500 expires 10/21/22 (Counterparty: JPMCB)	1	385,000	95,561

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

	Number of contracts	Notional amount	Value
Equity and foreign exchange options purchased—(concluded)
Put options—(concluded)
Put FTSE 100 Index, strike @ $5,800 expires 09/16/22 (Counterparty: JPMCB)	0	$162,400	$2,387
Put Guess?, Inc., strike @ $12 expires 01/20/23 (Counterparty: MSCI)	6	7,200	1,800
Put Live Nation Entertainment, Inc., strike @ $75 expires 09/16/22 (Counterparty: MSCI)	1	3,750	635
Put S&P 500 Index, strike @ $3,200 expires 03/17/23 (Counterparty: JPMCB)	3	1,024,000	198,592
Put S&P 500 Index, strike @ $3,200 expires 09/16/22 (Counterparty: JPMCB)	2	608,000	7,999
Put S&P 500 Index, strike @ $3,200 expires 12/16/22 (Counterparty: JPMCB)	3	1,088,000	105,468
Put S&P 500 Index, strike @ $3,850 expires 10/21/22 (Counterparty: JPMCB)	1	385,000	73,250
Put United States Steel Corp., strike @ $12 expires 01/20/23 (Counterparty: MSCI)	10	12,000	3,400
Put United States Steel Corp., strike @ $15 expires 01/20/23 (Counterparty: MSCI)	10	15,000	7,000
Put Wayfair, Inc., strike @ $50 expires 01/19/24 (Counterparty: MSCI)	4	19,250	71,750
Put Wayfair, Inc., strike @ $50 expires 01/20/23 (Counterparty: MSCI)	1	5,000	11,290
Total			1,006,491
Total equity and foreign exchange options purchased (cost—$4,167,917)			4,492,743
Total investments before investments sold short (cost—$385,815,970)—97.0%			384,719,327

	Number of shares
Investments sold short—(24.4)%
Common stocks—(21.4)%
Australia—(0.4)%
De Grey Mining Ltd.	(496,053)	(312,826)
Novonix Ltd.	(92,041)	(186,089)
Paladin Energy Ltd.	(555,601)	(290,590)
Tyro Payments Ltd.	(144,790)	(84,723)
Washington H Soul Pattinson & Co. Ltd.	(30,784)	(557,334)
		(1,431,562)
Brazil—(0.1)%
Wheaton Precious Metals Corp.	(10,500)	(360,290)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(3.6)%
Aecon Group, Inc.	(91,750)	$(795,303)
Air Canada	(25,900)	(351,725)
Alamos Gold, Inc., Class A	(65,180)	(515,108)
Atlas Corp.	(5,575)	(65,116)
Ballard Power Systems, Inc.	(41,200)	(330,745)
BlackBerry Ltd.	(10,300)	(63,302)
Calian Group Ltd.	(6,450)	(347,546)
Cameco Corp.	(13,700)	(352,838)
Cascades, Inc.	(53,260)	(407,597)
CI Financial Corp.	(29,740)	(342,792)
EQB, Inc.	(7,000)	(303,877)
Equinox Gold Corp.	(196,680)	(878,536)
Extendicare, Inc.	(20,880)	(122,943)
Gibson Energy, Inc.	(33,170)	(681,765)
Hydro One Ltd.[1]	(66,930)	(1,868,531)
IGM Financial, Inc.	(32,030)	(929,972)
Imperial Oil Ltd.	(13,610)	(652,256)
Interfor Corp.	(5,970)	(147,414)
Ivanhoe Mines Ltd., Class A	(47,700)	(296,507)
Labrador Iron Ore Royalty Corp.	(5,630)	(124,422)
Lightspeed Commerce, Inc.	(30,328)	(650,759)
Lion Electric Co.	(3,700)	(18,145)
Mullen Group Ltd.	(45,030)	(513,403)
NexGen Energy Ltd.	(26,700)	(116,345)
NFI Group, Inc.	(27,140)	(292,266)
Pan American Silver Corp.	(43,590)	(887,084)
PrairieSky Royalty Ltd.	(27,350)	(401,317)
Shopify, Inc., Class A	(8,100)	(282,176)
SmartCentres Real Estate Investment Trust	(23,330)	(532,351)
Spartan Delta Corp.	(23,260)	(241,764)
Sun Life Financial, Inc.	(4,580)	(212,664)
Whitecap Resources, Inc.	(81,720)	(624,762)
		(14,351,331)
Denmark—(0.1)%
Vestas Wind Systems A/S	(11,594)	(304,734)
Finland—(0.0)%†
Neste Oyj	(1,158)	(59,546)
France—(0.1)%
Adevinta ASA	(37,170)	(282,654)
McPhy Energy SA	(8,441)	(129,882)
		(412,536)
Germany—(0.0)%†
Auto1 Group SE1	(8,461)	(72,979)
Puma SE	(400)	(27,010)
		(99,989)
Ireland—(0.1)%
AerCap Holdings N.V.	(2,284)	(102,460)
Cimpress PLC	(2,362)	(94,929)
		(197,389)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(0.5)%
Daiichi Sankyo Co. Ltd.	(5,900)	$(156,437)
Fujitsu General Ltd.	(1,500)	(31,982)
Hitachi Metals Ltd.	(2,900)	(44,593)
Makita Corp.	(6,500)	(158,850)
Oriental Land Co. Ltd.	(3,400)	(516,218)
SoftBank Group Corp.	(15,800)	(663,707)
Sony Group Corp.	(5,600)	(475,036)
		(2,046,823)
Netherlands—(0.4)%
Argenx SE	(1,633)	(596,494)
ASM International NV	(2,549)	(782,980)
		(1,379,474)
Singapore—(0.2)%
Grab Holdings Ltd., Class A	(171,397)	(505,621)
STMicroelectronics N.V.	(3,394)	(128,441)
		(634,062)
Spain—(0.3)%
ACS Actividades de Construccion y Servicios SA	(13,523)	(325,061)
Amadeus IT Group SA	(3,099)	(180,704)
Cellnex Telecom SA1	(16,469)	(736,643)
		(1,242,408)
Sweden—(0.0)%†
PowerCell Sweden AB	(5,903)	(106,110)
Switzerland—(0.0)%†
Bachem Holding AG	(1,007)	(67,905)
United Kingdom—(0.5)%
AVEVA Group PLC	(20,276)	(586,595)
Ceres Power Holdings PLC	(31,678)	(235,321)
Greatland Gold PLC	(880,912)	(135,957)
ITM Power PLC	(61,060)	(159,423)
Ocado Group PLC	(65,458)	(672,925)
Rolls-Royce Holdings PLC	(286,723)	(313,371)
		(2,103,592)
United States—(15.1)%
Air Lease Corp.	(5,074)	(188,296)
Altice USA, Inc., Class A	(9,548)	(100,349)
American Airlines Group, Inc.	(23,270)	(319,032)
AMN Healthcare Services, Inc.	(871)	(97,935)
Amyris, Inc.	(73,392)	(130,638)
Apple, Inc.	(2,124)	(345,171)
AppLovin Corp., Class A	(10,950)	(389,163)
Atlassian Corp. PLC, Class A	(1,882)	(393,940)
Block, Inc.	(3,038)	(231,070)
Bloomin' Brands, Inc.	(106,054)	(2,162,441)
Boeing Co.	(1,586)	(252,666)
Bristol-Myers Squibb Co.	(1,619)	(119,450)
Burlington Stores, Inc.	(4,110)	(580,044)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
Callaway Golf Co.	(9,548)	$(219,127)
Capital One Financial Corp.	(1,448)	(159,034)
Carnival Corp.	(124,001)	(1,123,449)
Cinemark Holdings, Inc.	(128,239)	(2,350,621)
Clean Energy Fuels Corp.	(5,263)	(34,104)
Coinbase Global, Inc., Class A	(6,170)	(388,463)
Credo Technology Group Holding Ltd.	(10,020)	(160,821)
Cross Country Healthcare, Inc.	(4,446)	(117,197)
Darden Restaurants, Inc.	(3,970)	(494,225)
Deluxe Corp.	(15,840)	(398,218)
Dick's Sporting Goods, Inc.	(6,484)	(606,838)
Diversified Energy Co. PLC	(10,760)	(16,209)
DocuSign, Inc.	(6,284)	(402,050)
Dover Corp.	(2,280)	(304,790)
Energy Fuels, Inc.	(23,200)	(155,627)
Expeditors International of Washington, Inc.	(4,640)	(493,000)
Floor & Decor Holdings, Inc., Class A	(3,400)	(273,938)
Frontier Communications Parent, Inc.	(3,682)	(95,401)
Fulcrum Therapeutics, Inc.	(6,977)	(41,025)
Gap, Inc.	(26,264)	(252,660)
Gevo, Inc.	(77,468)	(227,756)
Graco, Inc.	(7,920)	(531,907)
Guess?, Inc.	(19,585)	(370,352)
Guidewire Software, Inc.	(6,495)	(504,791)
HEICO Corp.	(3,240)	(510,980)
Home Depot, Inc.	(7,296)	(2,195,658)
Hostess Brands, Inc.	(9,589)	(216,903)
IAC/InterActiveCorp	(7,947)	(544,370)
Iron Mountain, Inc.	(8,920)	(432,531)
Kennametal, Inc.	(19,900)	(534,315)
Las Vegas Sands Corp.	(11,450)	(431,551)
Liberty Media Corp.-Liberty Braves, Class A	(17,534)	(506,031)
Liberty Media Corp.-Liberty Formula One, Class A	(40,327)	(2,499,871)
Liberty Media Corp.-Liberty SiriusXM, Class A	(163,936)	(6,532,850)
Lindblad Expeditions Holdings, Inc.	(26,470)	(209,113)
Lithia Motors, Inc.	(688)	(182,513)
Live Nation Entertainment, Inc.	(11,321)	(1,064,061)
Lowe's Cos., Inc.	(2,102)	(402,596)
Lucid Group, Inc.	(20,413)	(372,537)
Lumen Technologies, Inc.	(19,586)	(213,292)
Marriott International, Inc., Class A	(2,290)	(363,698)
Mastercard, Inc., Class A	(1,390)	(491,768)
Meta Platforms, Inc., Class A	(768)	(122,189)
Middleby Corp.	(5,560)	(804,476)
Navitas Semiconductor Corp.	(50,700)	(264,654)
Nexstar Media Group, Inc., Class A	(1,145)	(215,684)
nLight, Inc.	(5,946)	(72,898)
Nordstrom, Inc.	(15,890)	(373,574)
NVIDIA Corp.	(326)	(59,211)
NVR, Inc.	(140)	(615,034)
Old Dominion Freight Line, Inc.	(1,230)	(373,317)
Ollie's Bargain Outlet Holdings, Inc.	(5,560)	(327,762)
Oshkosh Corp.	(16,820)	(1,448,202)
Otis Worldwide Corp.	(2,280)	(178,228)
Pacira BioSciences, Inc.	(1,824)	(103,165)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
Patrick Industries, Inc.	(2,472)	$(150,100)
Peloton Interactive, Inc., Class A	(14,155)	(134,331)
PGT Innovations, Inc.	(22,944)	(502,474)
Phathom Pharmaceuticals, Inc.	(12,050)	(110,980)
Plug Power, Inc.	(5,743)	(122,556)
Polaris, Inc.	(2,580)	(302,582)
Pool Corp.	(1,126)	(402,770)
Procore Technologies, Inc.	(4,113)	(212,642)
Pulmonx Corp.	(6,865)	(116,980)
PureCycle Technologies, Inc.	(26,778)	(202,977)
Red Rock Resorts, Inc., Class A	(2,799)	(110,085)
Redfin Corp.	(19,095)	(166,126)
RH	(1,470)	(410,762)
Rivian Automotive, Inc., Class A	(18,451)	(632,869)
SEI Investments Co.	(6,570)	(363,715)
ServiceNow, Inc.	(448)	(200,104)
Shake Shack, Inc., Class A	(5,992)	(308,348)
SolarEdge Technologies, Inc.	(773)	(278,380)
Southwest Airlines Co.	(53,548)	(2,041,250)
T. Rowe Price Group, Inc.	(6,850)	(845,770)
Tapestry, Inc.	(11,953)	(401,979)
Terex Corp.	(20,580)	(689,636)
Tesla, Inc.	(190)	(169,376)
Texas Roadhouse, Inc.	(4,844)	(422,494)
TuSimple Holdings, Inc., Class A	(17,856)	(177,846)
Uber Technologies, Inc.	(27,978)	(656,084)
United Parcel Service, Inc., Class B	(3,060)	(596,363)
United States Steel Corp.	(225,259)	(5,327,375)
Urban Outfitters, Inc.	(7,950)	(162,816)
Virgin Galactic Holdings, Inc.	(36,961)	(274,990)
Vivint Smart Home, Inc.	(2,631)	(12,576)
Vuzix Corp.	(15,381)	(125,663)
WalMart, Inc.	(1,003)	(132,446)
Waste Management, Inc.	(786)	(129,344)
Wayfair, Inc., Class A	(17,162)	(925,203)
Whirlpool Corp.	(1,990)	(344,011)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Williams-Sonoma, Inc.	(2,895)	$(418,096)
Wolfspeed, Inc.	(4,698)	(391,343)
World Wrestling Entertainment, Inc., Class A	(37,294)	(2,584,847)
Wynn Resorts Ltd.	(4,398)	(279,185)
Zoom Video Communications, Inc., Class A	(3,824)	(397,161)
		(59,929,465)
Total common stocks (proceeds—$(85,251,777))		(84,727,216)
	Face amount
Corporate bonds—(0.0)%†
United States—(0.0)%†
Patrick Industries, Inc. 4.750%, due 05/01/29[1]	$(100,000)	(77,819)
	Number of shares
Investment companies—(3.0)%
BMO S&P 500 Index ETF	(13,640)	(617,584)
iShares Core S&P/TSX Capped Composite Index ETF	(52,570)	(1,289,259)
iShares Russell 2000 ETF	(11,196)	(2,096,451)
iShares S&P/TSX 60 Index ETF	(28,630)	(673,634)
SPDR Bloomberg High Yield Bond ETF	(18,600)	(1,792,668)
SPDR S&P 500 ETF Trust	(11,071)	(4,561,141)
SPDR S&P Oil & Gas Exploration & Production ETF	(6,600)	(904,332)
Total investment companies (proceeds—$(11,825,105))		(11,935,069)
Total investments sold short (proceeds—$97,175,024)		(96,740,104)
Other assets in excess of liabilities—27.4%		108,508,855
Net assets—100.0%		$396,488,078

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Equity options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	76,800	1,920	Call CBOE Volatility Index, strike @ 40.00	JPMCB	09/21/22	$58,234	$(14,784)	$43,450
EUR	973,100	263	Call Euro STOXX 50, strike @ 3,700.00	JPMCB	08/19/22	180,096	(188,159)	(8,063)
USD	81,600	1,920	Call CBOE Volatility Index, strike @ 42.50	JPMCB	09/21/22	60,154	(12,480)	47,674
EUR	420,750	110	Call Euro STOXX 50, strike @ 3,825.00	JPMCB	10/21/22	65,951	(103,432)	(37,481)
EUR	973,100	263	Call Euro STOXX 50, strike @ 3,700.00	JPMCB	09/16/22	240,075	(301,055)	(60,980)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Equity options written—(concluded)

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
GBP	843,600	114	Call FTSE 100 Index, strike @ 7,400.00	JPMCB	10/21/22	$186,505	$(315,142)	$(128,637)
JPY	162,250,000	5,500	Call NIKKEI 225 Index, strike @ 29,500.00	JPMCB	09/09/22	159,565	(39,183)	120,382
GBP	843,600	114	Call FTSE 100 Index, strike @ 7,400.00	JPMCB	09/16/22	115,070	(220,738)	(105,668)
USD	968,000	80	Call Nasdaq 100 Stock Index strike @ 12,100.00	JPMCB	08/19/22	311,666	(730,080)	(418,414)
USD	1,260,000	300	Call S&P 500 Index, strike @ 4,200.00	JPMCB	08/19/22	215,348	(113,760)	101,588
USD	559,000	130	Call S&P 500 Index, strike @ 4,300.00	JPMCB	03/17/23	146,228	(280,800)	(134,572)
USD	588,000	140	Call S&P 500 Index, strike @ 4,200.00	JPMCB	12/16/22	121,902	(260,400)	(138,498)
USD	417,500	100	Call S&P 500 Index, strike @ 4,175.00	JPMCB	10/21/22	74,683	(133,770)	(59,087)
Total						$1,935,477	$(2,713,783)	$(778,306)
			Put options
USD	76,120	3,460	Put CBOE Volatility Index, strike @ 22.00	JPMCB	09/21/22	$36,434	$(32,524)	$3,910
USD	70,610	3,070	Put CBOE Volatility Index, strike @ 23.00	JPMCB	08/17/22	36,318	(41,445)	(5,127)
USD	83,040	3,460	Put CBOE Volatility Index, strike @ 24.00,	JPMCB	09/21/22	60,308	(67,470)	(7,162)
EUR	455,875	5,210	Put ESTX Banks Index, strike @ 87.50	JPMCB	09/16/22	318,281	(455,277)	(136,996)
EUR	256,875	75	Put Euro STOXX 50, strike @ 3,425.00	JPMCB	08/19/22	96,126	(6,822)	89,304
EUR	354,750	110	Put Euro STOXX 50, strike @ 3,225.00	JPMCB	10/21/22	73,024	(44,745)	28,279
EUR	256,875	75	Put Euro STOXX 50, strike @ 3,425.00	JPMCB	09/16/22	117,454	(26,752)	90,702
GBP	133,000	19	Put FTSE 100 Index, strike @ 7,000.00	JPMCB	10/21/22	66,577	(28,692)	37,885
GBP	133,000	19	Put FTSE 100 Index, strike @ 7,000.00	JPMCB	09/16/22	53,548	(16,428)	37,120
JPY	30,250,000	1,100	Put NIKKEI 225 Index, strike @ 27,500.00	JPMCB	09/09/22	77,386	(44,957)	32,429
USD	230,000	20	Put Nasdaq 100 Stock Index strike @ 11,500.00	JPMCB	08/19/22	107,397	(4,920)	102,477
USD	195,000	50	Put S&P 500 Index, strike @ 3,900.00	JPMCB	08/19/22	106,648	(7,655)	98,993
USD	518,000	140	Put S&P 500 Index, strike @ 3,700.00	JPMCB	12/16/22	308,185	(123,620)	184,565
USD	481,000	130	Put S&P 500 Index, strike @ 3,700.00	JPMCB	03/17/23	311,978	(179,140)	132,838
USD	355,000	100	Put S&P 500 Index, strike @ 3,550.00	JPMCB	10/21/22	54,903	(33,070)	21,833
USD	189,500	50	Put S&P 500 Index, strike @ 3,790.00	JPMCB	09/16/22	92,993	(16,000)	76,993
USD	191,250	50	Put S&P 500 Index, strike @ 3,825.00	JPMCB	09/16/22	82,226	(19,940)	62,286
EUR	160,000	250	Put STXE 600 Basic Resource Index, strike @ 640.00	JPMCB	09/16/22	135,915	(178,603)	(42,688)
EUR	91,800	180	Put STXE 600 Basic Resource Index, strike @ 510.00	JPMCB	09/16/22	60,899	(15,270)	45,629
EUR	94,500	315	Put STXE 600 Oil & Gas Index, strike @ 300.00	JPMCB	09/16/22	72,235	(16,419)	55,816
Total						$2,268,835	$(1,359,749)	$909,086
Total equity options written						$4,204,312	$(4,073,532)	$130,780

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
47	EUR	EURO STOXX 50 Index Dividend Futures	December 2023	$511,109	$543,291	$32,182
99	EUR	EURO STOXX 50 Index Futures	December 2024	1,049,338	1,040,161	(9,177)
94	USD	MSCI Brazil Index Futures	September 2022	4,654,343	4,275,411	(378,932)
2	USD	S&P 500 Index Futures	September 2022	409,437	413,350	3,913
Total				$6,624,227	$6,272,213	$(352,014)
Index futures sell contracts:
249	EUR	EURO STOXX 50 Index Futures	September 2022	$(8,839,710)	$(9,421,256)	$(581,546)
607	EUR	EURO STOXX 600 Index Futures	September 2022	(13,053,170)	(13,558,496)	(505,326)
25	USD	MSCI World Index Futures	September 2022	(2,070,218)	(2,087,000)	(16,782)
92	USD	Russell 2000 Mini Index Futures	September 2022	(8,496,535)	(8,672,380)	(175,845)
Total				$(32,459,633)	$(33,739,132)	$(1,279,499)
Net unrealized appreciation (depreciation)						$(1,631,513)

Centrally cleared credit default swap agreements on corporate issues—sell protection5

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North America High Yield 38 Index	USD	2,548	06/20/27	Quarterly	5.000%	$(97,722)	$43,434	$(54,288)
iTraxx Europe Crossover Series 37 Index	EUR	2,455	06/20/27	Quarterly	5.000	(142,556)	3,708	(138,848)
Total						$(240,278)	$47,142	$(193,136)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
JPY	1,275,461	06/15/32	Annual	12 Month JPY TONA	0.000%	$(413)	$(640)
JPY	1,275,461	06/15/32	Annual	0.323%	12 Month JPY TONA	(25,285)	(25,285)
JPY	3,200,000	09/21/32	Annual	0.421	12 Month JPY TONA	(242,795)	(242,795)
Total						$(268,493)	$(268,720)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	EUR	75	06/21/23	At maturity	0.000%	Euro Short-Term Overnight Rate	$(5)	$7,448	$7,443
BB	EUR	365	10/29/22	At maturity	3 Months EURIBOR	0.552%	18	474	492
BB	EUR	60	10/29/22	At maturity	3 Months EURIBOR	0.552	3	28	25
BOA	USD	1	08/19/22	At maturity	0.000	S&P 500 Index	—	47,052	47,052
GS	USD	1	09/16/22	At maturity	0.000	S&P 500 Index	—	97,720	97,720
JPMCB	USD	153	07/11/24	Monthly	Gold Fields Ltd.	0.995	—	(15,051)	(15,051)
JPMCB	CAD	26	07/11/24	Monthly	Telus Corp.	2.1	—	(11,121)	(11,121)
JPMCB	USD	7	07/11/24	Monthly	1.87	Biohaven Pharmaceutical Holding Co. Ltd.	—	5,876	5,876
JPMCB	CAD	51	07/11/24	Monthly	3.3	Lifeworks, Inc.	—	21,024	21,024
JPMCB	GBP	62	07/11/24	Monthly	1.491	EMIS Group PLC	—	(20,536)	(20,536)
JPMCB	USD	16	07/11/24	Monthly	1.87	VMware, Inc., Class A	—	11,294	11,294
JPMCB	USD	38	07/11/24	Monthly	1.87	Duke Realty Corp.	—	167,404	167,404
JPMCB	USD	294	07/11/24	Monthly	1.87	Yamana Gold, Inc.	—	34,316	34,316
JPMCB	GBP	2	07/11/24	Monthly	LXI REIT PLC	-2.309	—	(40)	(40)
JPMCB	USD	3	07/11/24	Monthly	Intercontinental Exchange, Inc.	1.27	—	(16,063)	(16,063)
JPMCB	USD	2	07/11/24	Monthly	Broadcom, Inc.	1.27	—	(60,656)	(60,656)
JPMCB	USD	17	07/11/24	Monthly	Prologis, Inc.	1.27	—	(152,917)	(152,917)
JPMCB	SEK	187	07/11/24	Monthly	0.998	Swedish Match AB	—	29,571	29,571
JPMCB	USD	13	07/11/24	Monthly	1.87	Turning Point Therapeutics, Inc.	—	(2,556)	(2,556)
JPMCB	USD	26	07/11/24	Monthly	1.87	Black Knight, Inc.	—	(3,351)	(3,351)
JPMCB	EUR	104	07/11/24	Monthly	0.213	Siemens Gamesa Renewable Energy SA	—	4,668	4,668
JPMCB	USD	42	07/11/24	Monthly	1.87	Meridian Bioscience, Inc.	—	(61,811)	(61,811)
JPMCB	GBP	32	07/11/24	Monthly	0.496	Ultra Electronics Holdings PLC	—	3,836	3,836
JPMCB	USD	—	07/11/24	Monthly	0.62	Alleghany Corp.	—	569	569
JPMCB	GBP	76	07/11/24	Monthly	0.99	Brewin Dolphin Holdings PLC	—	2,690	2,690
JPMCB	GBP	143	07/11/24	Monthly	0.496	Meggitt PLC	—	5,067	5,067
JPMCB	USD	20	07/11/24	Monthly	0.370	Umpqua Holdings Corp.	—	5,622	5,622
JPMCB	USD	16	07/11/24	Monthly	0.370	Activision Blizzard, Inc.	—	20,913	20,913
JPMCB	USD	36	07/11/24	Monthly	0.62	Meritor, Inc.	—	3,183	3,183
JPMCB	USD	29	07/11/24	Monthly	0.62	Plantronics, Inc.	—	560	560
JPMCB	USD	39	07/11/24	Monthly	0.370	PNM Resources, Inc.	—	34,528	34,528
JPMCB	USD	5	07/11/24	Monthly	0.370	Rogers Corp.	—	28,357	28,357
JPMCB	CAD	65	07/11/24	Monthly	0.932	Shaw Communications, Inc., Class B	—	(88,640)	(88,640)
JPMCB	USD	11	07/11/24	Monthly	0.62	LHC Group, Inc.	—	37,926	37,926
JPMCB	USD	—	07/11/24	Monthly	0.370	Flagstar BanCorp., Inc.	—	830	830
JPMCB	GBP	14	07/11/24	Monthly	0.496	Avast PLC	—	(6,861)	(6,861)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

OTC Total return swap agreements—(continued)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	DKK	2	07/11/24	Monthly	-0.050%	Drilling Co. of 1972	$—	$11,830	$11,830
JPMCB	USD	82	07/11/24	Monthly	0.370	Change Healthcare, Inc.	—	76,395	76,395
JPMCB	USD	12	07/11/24	Monthly	0.370	Terminix Global Holdings, Inc.	—	34,100	34,100
JPMCB	CHF	8	07/11/24	Monthly	-0.408	Vifor Pharma AG	—	(25,194)	(25,194)
JPMCB	GBP	64	07/11/24	Monthly	Rentokil Initial PLC	0.891%	—	(33,062)	(33,062)
JPMCB	USD	—	07/11/24	Monthly	Nortonlifelock , Inc.	1.27	—	(567)	(567)
JPMCB	USD	3	07/11/24	Monthly	NOBLE Corp.	0.442	—	(8,967)	(8,967)
JPMCB	USD	57	07/11/24	Monthly	0.62	First Horizon Corp.	—	14,862	14,862
JPMCB	USD	39	07/11/24	Monthly	0.62	Spirit Airlines, Inc.	—	754	754
JPMCB	USD	63	07/11/24	Monthly	0.62	Mandiant, Inc.	—	40,549	40,549
JPMCB	USD	39	07/11/24	Monthly	0.370	GCP Applied Technologies	—	(9,749)	(9,749)
JPMCB	EUR	62	07/11/24	Monthly	-0.273	Intertrust NV	—	21,059	21,059
JPMCB	USD	10	07/11/24	Monthly	0	Contra Zogenix, Inc.	—	6,612	6,612
JPMCB	USD	12	07/11/24	Monthly	Columbia Banking System , Inc.	1.27	—	(7,342)	(7,342)
JPMCB	USD	1	07/11/24	Monthly	New York Community BanCorp.	1.27	—	(817)	(817)
JPMCB	USD	51	07/15/24	Monthly	Frontline Ltd.	-1.665	—	(22,858)	(22,858)
JPMCB	USD	29	07/15/24	Monthly	Unity Software, Inc.	1.27	—	(121,826)	(121,826)
JPMCB	USD	298	07/15/24	Monthly	1.87	Ironsource Ltd., Class A	—	163,429	163,429
JPMCB	USD	36	07/15/24	Monthly	1.87	Euronav NV	—	23,050	23,050
JPMCB	USD	75	07/25/24	Monthly	1.87	1Life Healthcare, Inc.	—	(14,524)	(14,524)
MSCI	USD	914	12/19/22	At maturity	1 Day Federal Fund Rate plus 55 bps	Cellnex Telecom SA, Common Stock	—	(144,811)	(144,811)
MSCI	USD	2,199	01/17/25	At maturity	1 Day Federal Fund Rate plus 55 bps	London Stock Exchange Group PLC	—	118,031	118,031
MSCI	USD	598	01/17/25	At maturity	1 Day Federal Fund Rate plus 55 bps	Telefonaktiebolaget LM Ericsson	—	(75,681)	(75,681)
MSCI	USD	524	01/17/25	At maturity	1 Day Federal Fund Rate plus 55 bps	Airbus SE	—	(40,928)	(40,928)
MSCI	USD	1,143	01/17/25	At maturity	1 Day Federal Fund Rate plus 55 bps	Cellnex Telecom SA, Common Stock	—	(81,435)	(81,435)
MSCI	USD	471	06/26/25	At maturity	1 Day Federal Fund Rate plus 55 bps	Canadian Pacific Railway Ltd.	—	56,677	56,677
MSCI	USD	455	07/22/24	At maturity	S&P Retail Select Industry Index	1 Day Federal Fund Rate minus 127 bps	—	127,006	127,006
MSCI	USD	504	12/05/23	At maturity	S&P Transportation Select Industry Index	1 Day Federal Fund Rate minus 52 bps	—	(23,695)	(23,695)
MSCI	USD	236	10/27/22	At maturity	S&P Equal Weights Index Consumer Discretionary	1 Day Federal Fund Rate minus 35 bps	—	17,083	17,083
MSCI	USD	686	12/05/23	At maturity	S&P Pharmaceuticals Select Industry Index	1 Day Federal Fund Rate minus 35 bps	—	45,658	45,658
MSCI	USD	641	02/20/24	At maturity	S&P Equal Weights Index Telecommunication Services	1 Day Federal Fund Rate minus 35 bps	—	150,644	150,644
MSCI	USD	658	07/29/24	At maturity	S&P Equal Weights Index Financials	1 Day Federal Fund Rate minus 35 bps	—	45,063	45,063

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

OTC Total return swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
MSCI	USD	1,368	11/29/24	At maturity	Industrial Select Sector Index	1 Day Federal Fund Rate minus 35 bps	$—	$(31,628)	$(31,628)
MSCI	USD	382	07/22/24	At maturity	Dow Jones U.S. Select Home Construction Total Return Index	1 Day Federal Fund Rate minus 35 bps	—	22,028	22,028
MSCI	USD	101	10/27/22	At maturity	Dow Jones U.S. Real Estate Index	1 Day Federal Fund Rate minus 20 bps	—	(18,297)	(18,297)
MSCI	USD	772	12/03/24	At maturity	S&P 500 Index	1 Day Federal Fund Rate minus 25 bps	—	(87,604)	(87,604)
MSCI	USD	250	12/02/24	At maturity	Moody's Corp.	1 Day Federal Fund Rate minus 30 bps	—	(4,890)	(4,890)
MSCI	USD	801	01/22/25	At maturity	Health Care Select Sector Index	1 Day Federal Fund Rate minus 25 bps	—	(47,892)	(47,892)
MSCI	USD	676	01/08/25	At maturity	S&P Technology Select Sector	1 Day Federal Fund Rate minus 10 bps	—	59,585	59,585
MSCI	USD	757	04/09/24	At maturity	S&P Semiconductor Select Industry Index	1 Day Federal Fund Rate minus 7 bps	—	56,987	56,987
MSCI	USD	801	04/09/24	At maturity	S&P Software & Services Select Industry Index	1 Day Federal Fund Rate plus 7 bps	—	192,300	192,300
							$10	$613,231	$613,241

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	AUD	924,457	USD	668,830	09/21/22	$22,409
BB	AUD	6,985,178	USD	4,756,601	09/21/22	(127,732)
BB	BRL	242,000	USD	45,489	09/01/22	(861)
BB	BRL	484,000	USD	88,320	09/30/22	(3,710)
BB	CAD	65,000	USD	50,829	08/24/22	72
BB	CAD	65,000	USD	50,082	08/24/22	(675)
BB	CAD	65,000	USD	51,221	08/31/22	464
BB	CAD	64,000	USD	50,957	09/07/22	982
BB	CAD	11,458,475	USD	8,835,292	09/21/22	(111,364)
BB	CAD	21,520,784	USD	17,175,385	09/21/22	372,186
BB	CHF	98,000	USD	101,892	08/25/22	(1,234)
BB	CHF	49,000	USD	51,227	09/08/22	(390)
BB	CHF	18,261,878	USD	18,984,634	09/21/22	(272,383)
BB	CHF	261,385	USD	276,109	09/21/22	480
BB	CLP	84,652,000	USD	98,242	08/25/22	4,702
BB	CLP	42,197,000	USD	50,163	09/01/22	3,597
BB	CLP	42,197,000	USD	45,897	09/01/22	(668)
BB	CLP	41,477,000	USD	50,172	09/08/22	4,453
BB	CLP	41,477,000	USD	43,601	09/08/22	(2,118)
BB	EUR	5,832,757	USD	6,081,229	09/21/22	99,021
BB	EUR	8,472,743	USD	8,588,897	09/21/22	(100,942)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	GBP	3,524,519	USD	4,330,746	09/21/22	$33,683
BB	GBP	2,377,248	USD	2,856,126	09/21/22	(42,193)
BB	JPY	6,457,000	USD	50,859	08/25/22	2,357
BB	JPY	534,792,212	USD	4,003,744	09/21/22	(22,081)
BB	JPY	17,786,159	USD	134,785	09/21/22	894
BB	KRW	58,868,000	USD	45,022	10/07/22	(339)
BB	KRW	58,440,000	USD	44,703	10/21/22	(341)
BB	MXN	1,003,000	USD	49,728	08/25/22	731
BB	MYR	222,000	USD	50,325	08/25/22	434
BB	NOK	154,754,789	USD	16,264,287	09/21/22	235,168
BB	NOK	40,633,201	USD	4,075,366	09/21/22	(133,321)
BB	NOK	466,000	USD	46,894	09/26/22	(1,377)
BB	NZD	51,123,922	USD	32,779,615	09/21/22	635,030
BB	NZD	14,129,266	USD	8,702,545	09/21/22	(181,346)
BB	SEK	112,265,180	USD	11,404,198	09/21/22	332,311
BB	SEK	39,030,081	USD	3,767,778	09/21/22	(81,473)
BB	SGD	5,985,953	USD	4,356,896	09/21/22	23,285
BB	SGD	4,549,138	USD	3,252,734	09/21/22	(40,676)
BB	THB	1,742,000	USD	51,225	09/01/22	3,801
BB	TWD	3,014,000	USD	101,807	08/18/22	1,092
BB	TWD	2,946,000	USD	99,949	09/16/22	1,390
BB	TWD	1,340,000	USD	45,171	10/07/22	293
BB	TWD	1,333,000	USD	44,881	10/21/22	202
BB	USD	17,581,198	AUD	24,317,759	09/21/22	(577,184)
BB	USD	3,402,651	AUD	4,962,615	09/21/22	67,421
BB	USD	98,386	BRL	512,000	08/18/22	94
BB	USD	90,274	BRL	484,000	09/30/22	1,756
BB	USD	86,983	BRL	480,000	10/28/22	3,632
BB	USD	50,829	CAD	65,000	08/24/22	(72)
BB	USD	50,082	CAD	65,000	08/24/22	675
BB	USD	51,221	CAD	65,000	08/31/22	(464)
BB	USD	50,957	CAD	64,000	09/07/22	(982)
BB	USD	144,700	CAD	182,916	09/21/22	(1,881)
BB	USD	1,406,449	CAD	1,827,465	09/21/22	20,415
BB	USD	101,892	CHF	98,000	08/25/22	1,234
BB	USD	51,227	CHF	49,000	09/08/22	390
BB	USD	13,535,083	CHF	13,125,261	09/21/22	305,411
BB	USD	48,152	CLP	42,326,000	08/25/22	(1,382)
BB	USD	50,163	CLP	42,197,000	09/01/22	(3,597)
BB	USD	45,897	CLP	42,197,000	09/01/22	668
BB	USD	50,172	CLP	41,477,000	09/08/22	(4,453)
BB	USD	43,601	CLP	41,477,000	09/08/22	2,118
BB	USD	43,942,915	EUR	40,873,828	09/21/22	(2,021,785)
BB	USD	118,535	EUR	116,324	09/21/22	770
BB	USD	19,208,463	GBP	15,295,956	09/21/22	(559,768)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	4,403,073	GBP	3,679,167	09/21/22	$82,535
BB	USD	47,675	JPY	6,457,000	08/25/22	827
BB	USD	189,634	JPY	25,049,579	09/21/22	(1,065)
BB	USD	16,826,551	JPY	2,274,438,804	09/21/22	295,040
BB	USD	47,214	JPY	6,379,000	09/26/22	827
BB	USD	48,517	KRW	63,502,000	09/08/22	392
BB	USD	46,707	KRW	61,105,000	09/26/22	369
BB	USD	49,728	MXN	1,003,000	08/25/22	(731)
BB	USD	51,023	MYR	223,000	09/01/22	(904)
BB	USD	502,339	NOK	4,787,408	09/21/22	(6,471)
BB	USD	5,253,874	NOK	52,423,741	09/21/22	176,049
BB	USD	1,570,889	NZD	2,466,718	09/21/22	(19,919)
BB	USD	5,716,875	NZD	9,230,404	09/21/22	86,818
BB	USD	46,396	PEN	186,000	09/16/22	723
BB	USD	44,788	PEN	174,000	09/26/22	(759)
BB	USD	1,549,499	SEK	15,492,890	09/21/22	(21,548)
BB	USD	851,623	SEK	8,810,325	09/21/22	17,275
BB	USD	3,503,964	SGD	4,875,079	09/21/22	25,414
BB	USD	101,997	TWD	3,014,000	08/18/22	(1,282)
BB	USD	50,564	TWD	1,503,000	09/08/22	(301)
BB	USD	46,937	TWD	1,397,000	09/26/22	(177)
BB	USD	50,230	ZAR	798,000	08/25/22	(2,345)
BB	USD	50,669	ZAR	793,000	09/01/22	(3,122)
BB	USD	50,717	ZAR	785,000	09/08/22	(3,684)
BB	ZAR	798,000	USD	50,230	08/25/22	2,345
BNP	BRL	247,000	USD	46,989	08/25/22	(419)
BNP	BRL	508,000	USD	92,777	09/19/22	(4,080)
BNP	CHF	49,000	USD	51,368	09/01/22	(221)
BNP	CHF	554,848	USD	567,559	10/20/22	(18,861)
BNP	CNY	337,000	USD	50,463	08/25/22	410
BNP	CNY	340,000	USD	51,111	09/08/22	594
BNP	CNY	334,000	USD	49,397	09/16/22	(239)
BNP	CNY	602,000	USD	89,715	10/11/22	194
BNP	COP	201,065,000	USD	49,499	08/25/22	2,795
BNP	DKK	2,111,637	USD	286,013	10/20/22	(5,569)
BNP	GBP	1,324,204	USD	1,565,411	10/20/22	(50,212)
BNP	HUF	37,315,000	USD	97,191	08/18/22	3,233
BNP	HUF	36,256,000	USD	95,603	08/25/22	4,466
BNP	HUF	37,260,000	USD	97,535	09/01/22	4,033
BNP	HUF	37,954,000	USD	90,500	09/16/22	(4,404)
BNP	IDR	670,860,000	USD	44,444	10/28/22	(678)
BNP	JPY	6,539,000	USD	50,834	08/18/22	1,741
BNP	KRW	63,502,000	USD	50,850	09/08/22	1,942
BNP	KRW	61,105,000	USD	47,012	09/26/22	(64)
BNP	KRW	59,404,000	USD	46,356	09/30/22	588

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	MXN	997,000	USD	48,306	09/08/22	$(272)
BNP	NOK	445,000	USD	44,768	10/21/22	(1,346)
BNP	PEN	174,000	USD	46,180	09/26/22	2,151
BNP	PLN	441,000	USD	90,465	09/19/22	(3,827)
BNP	PLN	416,000	USD	88,421	09/26/22	(422)
BNP	SEK	509,000	USD	50,297	08/18/22	172
BNP	SEK	12,645,415	USD	1,197,504	10/20/22	(50,970)
BNP	SGD	70,000	USD	50,224	08/18/22	(450)
BNP	SGD	70,000	USD	50,977	08/25/22	301
BNP	TWD	1,503,000	USD	51,630	09/08/22	1,367
BNP	TWD	1,397,000	USD	47,283	09/26/22	522
BNP	USD	50,070	BRL	242,000	09/01/22	(3,720)
BNP	USD	49,828	BRL	244,000	09/08/22	(3,180)
BNP	USD	90,623	BRL	480,000	09/26/22	736
BNP	USD	87,058	BRL	480,000	10/14/22	3,886
BNP	USD	50,893	CNY	344,000	08/18/22	189
BNP	USD	50,670	CNY	340,000	09/08/22	(153)
BNP	USD	100,292	COP	387,258,000	09/08/22	(10,560)
BNP	USD	92,312	COP	376,844,000	09/26/22	(5,246)
BNP	USD	98,468	HUF	37,954,000	09/16/22	(3,564)
BNP	USD	92,492	HUF	35,251,000	09/26/22	(4,555)
BNP	USD	91,255	HUF	35,017,000	09/30/22	(3,985)
BNP	USD	87,002	HUF	36,744,000	10/14/22	4,252
BNP	USD	50,333	MXN	998,000	09/01/22	(1,642)
BNP	USD	50,298	MXN	997,000	09/08/22	(1,720)
BNP	USD	44,181	MXN	917,000	10/07/22	256
BNP	USD	46,861	NOK	466,000	09/26/22	1,410
BNP	USD	43,955	PLN	215,000	10/14/22	1,835
BNP	USD	88,126	PLN	416,000	10/21/22	382
BNP	USD	50,753	SEK	509,000	08/18/22	(628)
BNP	USD	51,156	SEK	499,000	09/01/22	(1,985)
BNP	USD	50,597	TWD	1,499,000	08/25/22	(496)
BOA	BRL	512,000	USD	98,348	08/18/22	(130)
BOA	BRL	244,000	USD	44,730	09/08/22	(1,919)
BOA	CAD	57,000	USD	44,341	10/27/22	(159)
BOA	CLP	43,497,000	USD	50,025	08/18/22	1,898
BOA	CNY	344,000	USD	50,397	08/18/22	(685)
BOA	CNY	630,000	USD	93,668	09/26/22	20
BOA	CNY	618,000	USD	92,394	09/30/22	520
BOA	CNY	602,000	USD	89,273	10/14/22	(258)
BOA	COP	415,398,000	USD	104,634	08/18/22	8,016
BOA	COP	402,136,000	USD	97,370	09/01/22	4,082
BOA	COP	387,258,000	USD	90,270	09/08/22	538
BOA	COP	394,034,000	USD	84,739	09/16/22	(6,446)
BOA	COP	191,513,000	USD	42,739	09/30/22	(1,480)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	EUR	1,988,711	CAD	2,632,000	10/20/22	$10,822
BOA	EUR	48,000	USD	50,551	09/16/22	1,339
BOA	EUR	45,000	USD	47,629	09/26/22	1,460
BOA	EUR	1,937,900	USD	1,965,202	10/20/22	(26,559)
BOA	GBP	40,000	USD	49,203	09/01/22	458
BOA	GBP	41,000	USD	49,432	09/08/22	(540)
BOA	GBP	126,000	USD	152,152	10/20/22	(1,576)
BOA	HUF	37,045,000	USD	93,127	09/08/22	320
BOA	HUF	35,251,000	USD	88,948	09/26/22	1,012
BOA	HUF	35,017,000	USD	88,150	09/30/22	880
BOA	IDR	669,027,000	USD	44,330	10/14/22	(686)
BOA	KRW	58,556,000	USD	44,707	10/14/22	(420)
BOA	KRW	58,506,000	USD	44,743	10/28/22	(358)
BOA	NOK	4,951,480	USD	483,313	10/20/22	(29,781)
BOA	NZD	78,000	USD	50,974	09/01/22	1,923
BOA	NZD	78,000	USD	50,825	09/08/22	1,777
BOA	NZD	73,000	USD	45,952	09/30/22	57
BOA	NZD	73,000	USD	44,895	10/07/22	(998)
BOA	PEN	190,000	USD	50,605	09/08/22	2,428
BOA	PEN	186,000	USD	49,128	09/16/22	2,009
BOA	PEN	175,000	USD	45,794	10/03/22	1,547
BOA	SGD	63,000	USD	44,774	10/14/22	(841)
BOA	THB	1,755,000	USD	51,239	09/08/22	3,439
BOA	THB	1,610,000	USD	45,051	10/07/22	1,114
BOA	TWD	1,372,000	USD	46,738	09/30/22	805
BOA	TWD	1,334,000	USD	44,789	10/14/22	95
BOA	USD	49,448	AUD	71,000	09/01/22	183
BOA	USD	47,741	AUD	71,000	09/16/22	1,902
BOA	USD	44,824	AUD	65,000	10/21/22	644
BOA	USD	44,502	AUD	64,000	10/28/22	269
BOA	USD	96,801	BRL	508,000	09/19/22	56
BOA	USD	87,268	BRL	480,000	10/07/22	3,840
BOA	USD	44,472	CAD	58,000	10/13/22	809
BOA	USD	49,953	CLP	43,497,000	08/18/22	(1,826)
BOA	USD	50,117	CNY	337,000	08/25/22	(64)
BOA	USD	50,987	CNY	341,000	09/01/22	(331)
BOA	USD	49,519	CNY	334,000	09/16/22	117
BOA	USD	50,832	COP	201,065,000	08/25/22	(4,127)
BOA	USD	98,731	COP	394,034,000	09/16/22	(7,546)
BOA	USD	92,282	COP	383,026,000	09/30/22	(3,846)
BOA	USD	87,767	COP	378,406,000	10/07/22	(510)
BOA	USD	87,384	COP	408,300,000	10/14/22	6,634
BOA	USD	88,727	COP	399,642,000	10/28/22	3,036
BOA	USD	6,217	DKK	45,000	10/20/22	(3)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	USD	100,893	EUR	96,000	08/18/22	$(2,668)
BOA	USD	99,263	EUR	94,000	08/25/22	(3,038)
BOA	USD	201,073	EUR	197,000	10/20/22	1,403
BOA	USD	147,042	EUR	143,000	10/20/22	(67)
BOA	USD	50,332	GBP	40,000	08/25/22	(1,595)
BOA	USD	2,417	GBP	2,000	10/20/22	23
BOA	USD	88,130	HUF	35,230,000	10/07/22	(480)
BOA	USD	87,128	HUF	34,761,000	10/21/22	(950)
BOA	USD	87,581	HUF	34,998,000	10/28/22	(970)
BOA	USD	48,688	KRW	63,830,000	09/16/22	479
BOA	USD	45,399	KRW	59,404,000	09/30/22	370
BOA	USD	49,122	NZD	78,000	09/01/22	(71)
BOA	USD	47,984	NZD	78,000	09/08/22	1,064
BOA	USD	49,606	PEN	189,000	09/01/22	(1,643)
BOA	USD	44,281	PEN	175,000	10/03/22	(35)
BOA	USD	67,306	SEK	709,000	10/20/22	2,693
BOA	USD	92,422	SEK	936,000	10/20/22	(12)
BOA	USD	98,047	SGD	138,000	09/16/22	1,860
BOA	USD	49,062	THB	1,755,000	09/08/22	(1,262)
BOA	USD	50,572	TWD	1,489,000	09/01/22	(794)
BOA	USD	98,727	TWD	2,946,000	09/16/22	(168)
CITI	AUD	71,000	USD	51,062	09/01/22	1,430
CITI	AUD	71,000	USD	51,336	09/08/22	1,699
CITI	EUR	94,000	USD	101,657	09/01/22	5,386
CITI	EUR	44,000	USD	46,909	09/30/22	1,753
CITI	EUR	44,000	USD	45,627	10/07/22	448
CITI	EUR	45,000	USD	45,338	10/14/22	(892)
CITI	EUR	5,658,011	USD	5,679,931	10/20/22	(135,336)
CITI	EUR	44,000	USD	45,354	10/21/22	128
CITI	GBP	40,000	USD	49,001	08/25/22	263
CITI	GBP	2,149,204	USD	2,547,403	10/20/22	(74,779)
CITI	MXN	922,000	USD	44,357	09/30/22	(381)
CITI	SGD	140,000	USD	102,419	09/01/22	1,066
CITI	SGD	138,000	USD	99,258	09/16/22	(648)
CITI	SGD	64,000	USD	46,228	09/30/22	(106)
CITI	SGD	63,000	USD	44,916	10/07/22	(696)
CITI	THB	1,663,000	USD	46,949	09/26/22	1,599
CITI	USD	100,003	EUR	94,000	09/01/22	(3,732)
CITI	USD	49,666	EUR	48,000	09/08/22	(481)
CITI	USD	48,256	EUR	48,000	09/16/22	956
CITI	USD	46,292	EUR	45,000	09/26/22	(122)
CITI	USD	50,593	GBP	40,000	09/01/22	(1,848)
CITI	USD	49,976	GBP	41,000	09/16/22	5
CITI	USD	43,736	MXN	914,000	10/28/22	380
CITI	USD	50,338	SGD	70,000	08/18/22	337

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	USD	101,097	SGD	140,000	09/01/22	$256
CITI	USD	99,782	SGD	140,000	09/08/22	1,572
CITI	USD	48,888	THB	1,733,000	08/25/22	(1,731)
JPMCB	AUD	73,000	USD	50,659	08/18/22	(358)
JPMCB	AUD	71,000	USD	50,612	08/25/22	986
JPMCB	CAD	130,000	USD	100,642	08/17/22	(874)
JPMCB	CAD	65,000	USD	50,698	08/31/22	(60)
JPMCB	CAD	64,000	USD	49,521	09/07/22	(454)
JPMCB	CAD	322,406	USD	249,448	09/29/22	(2,271)
JPMCB	CHF	102,000	USD	102,785	08/18/22	(4,494)
JPMCB	CHF	49,000	USD	50,993	09/08/22	(624)
JPMCB	DKK	156,000	USD	21,623	10/20/22	82
JPMCB	EUR	96,000	USD	100,616	08/18/22	2,392
JPMCB	EUR	48,000	USD	51,760	09/08/22	2,576
JPMCB	EUR	75,000	USD	77,369	10/20/22	283
JPMCB	GBP	186,546	USD	253,558	08/31/22	26,233
JPMCB	GBP	41,000	USD	48,568	09/16/22	(1,413)
JPMCB	GBP	326,026	USD	435,930	09/30/22	38,359
JPMCB	GBP	38,000	USD	45,045	10/14/22	(1,311)
JPMCB	MXN	1,017,000	USD	49,763	08/18/22	19
JPMCB	NOK	762,000	USD	74,332	10/20/22	(4,630)
JPMCB	SEK	25,000	USD	2,464	10/20/22	(4)
JPMCB	SGD	140,000	USD	101,978	09/08/22	624
JPMCB	THB	1,630,000	USD	44,758	10/21/22	232
JPMCB	THB	1,640,000	USD	44,946	11/01/22	113
JPMCB	USD	50,659	AUD	73,000	08/18/22	358
JPMCB	USD	100,642	CAD	130,000	08/17/22	874
JPMCB	USD	50,698	CAD	65,000	08/31/22	60
JPMCB	USD	49,521	CAD	64,000	09/07/22	454
JPMCB	USD	163,549	CAD	211,828	09/29/22	1,835
JPMCB	USD	102,785	CHF	102,000	08/18/22	4,494
JPMCB	USD	50,993	CHF	49,000	09/08/22	624
JPMCB	USD	1,392,443	CHF	1,321,158	09/30/22	1,703
JPMCB	USD	49,858	CZK	1,174,000	09/01/22	(1,302)
JPMCB	USD	62,770	DKK	439,270	09/30/22	(2,206)
JPMCB	USD	554	DKK	4,000	10/20/22	(2)
JPMCB	USD	14,442	EUR	14,000	10/20/22	(53)
JPMCB	USD	172,282	GBP	125,040	08/31/22	(19,909)
JPMCB	USD	51,547	GBP	41,000	09/08/22	(1,576)
JPMCB	USD	93,985	GBP	76,438	09/30/22	(773)
JPMCB	USD	99,616	HUF	37,315,000	08/18/22	(5,658)
JPMCB	USD	49,763	MXN	1,017,000	08/18/22	(19)
JPMCB	USD	94,725	SEK	961,000	10/20/22	154
JPMCB	USD	45,610	THB	1,663,000	09/26/22	(261)
JPMCB	USD	44,432	THB	1,624,000	09/30/22	(135)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	USD	50,091	ZAR	821,000	08/18/22	$(786)
JPMCB	ZAR	821,000	USD	50,091	08/18/22	786
MSCI	AUD	73,000	USD	50,646	08/18/22	(372)
MSCI	AUD	71,000	USD	49,264	09/16/22	(379)
MSCI	AUD	21,035,534	USD	15,140,785	09/21/22	431,843
MSCI	AUD	379,000	USD	254,256	10/20/22	(10,851)
MSCI	BRL	480,000	USD	87,114	09/26/22	(4,246)
MSCI	CAD	388,096	USD	308,804	09/21/22	5,782
MSCI	CAD	665,000	USD	515,555	09/21/22	(3,670)
MSCI	CHF	6,378,289	USD	6,586,328	09/21/22	(139,532)
MSCI	CHF	72,000	USD	75,983	10/20/22	(114)
MSCI	CNY	341,000	USD	50,978	09/01/22	321
MSCI	COP	376,844,000	USD	87,031	09/26/22	(34)
MSCI	COP	191,513,000	USD	42,739	09/30/22	(1,480)
MSCI	CZK	1,198,000	USD	49,967	08/18/22	326
MSCI	CZK	1,164,000	USD	49,910	08/25/22	1,722
MSCI	CZK	1,174,000	USD	50,506	09/01/22	1,950
MSCI	CZK	1,175,000	USD	50,414	09/08/22	1,861
MSCI	DKK	93,000	USD	12,772	10/20/22	(69)
MSCI	EUR	24,830,117	USD	26,729,787	09/21/22	1,263,453
MSCI	EUR	414,000	USD	419,684	09/21/22	(4,924)
MSCI	EUR	44,000	USD	45,161	10/28/22	(88)
MSCI	GBP	1,734,000	USD	2,111,144	09/21/22	(2,934)
MSCI	GBP	8,561,670	USD	10,737,722	09/21/22	299,409
MSCI	GBP	123,000	USD	149,983	10/20/22	(86)
MSCI	JPY	2,335,907,596	USD	17,735,733	09/21/22	151,417
MSCI	JPY	6,379,000	USD	46,551	09/26/22	(1,490)
MSCI	JPY	35,211,538	USD	255,182	10/20/22	(10,557)
MSCI	KRW	63,830,000	USD	49,716	09/16/22	548
MSCI	MXN	1,017,000	USD	48,848	08/18/22	(896)
MSCI	MXN	1,003,000	USD	49,234	08/25/22	237
MSCI	MXN	998,000	USD	49,423	09/01/22	732
MSCI	MXN	1,014,000	USD	48,064	09/19/22	(1,240)
MSCI	MXN	945,000	USD	45,888	09/26/22	(1)
MSCI	MYR	223,000	USD	50,647	09/01/22	528
MSCI	MYR	224,000	USD	50,627	09/08/22	277
MSCI	NOK	449,000	USD	45,007	10/07/22	(1,511)
MSCI	NOK	457,000	USD	44,630	10/14/22	(2,722)
MSCI	NOK	237,000	USD	24,537	10/20/22	(22)
MSCI	NOK	439,000	USD	44,756	10/28/22	(740)
MSCI	NZD	79,000	USD	49,452	09/16/22	(222)
MSCI	NZD	296,364	USD	192,982	09/21/22	6,640
MSCI	NZD	75,000	USD	46,857	09/27/22	(298)
MSCI	NZD	73,000	USD	44,542	10/14/22	(1,347)
MSCI	NZD	72,000	USD	44,782	10/21/22	(475)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	NZD	72,000	USD	44,915	10/28/22	$(340)
MSCI	PEN	189,000	USD	50,806	09/01/22	2,843
MSCI	PEN	172,000	USD	44,057	10/07/22	584
MSCI	PLN	226,000	USD	50,461	08/18/22	1,860
MSCI	PLN	436,000	USD	97,609	08/25/22	3,972
MSCI	PLN	435,000	USD	97,159	09/01/22	3,863
MSCI	PLN	410,000	USD	87,656	09/30/22	154
MSCI	SEK	498,000	USD	49,216	08/25/22	158
MSCI	SEK	499,000	USD	49,809	09/01/22	638
MSCI	SEK	7,389,576	USD	749,660	09/21/22	20,882
MSCI	SEK	2,766,000	USD	266,282	09/21/22	(6,508)
MSCI	SGD	1,046,872	USD	760,825	09/21/22	2,927
MSCI	THB	1,733,000	USD	50,838	08/25/22	3,681
MSCI	USD	50,646	AUD	73,000	08/18/22	372
MSCI	USD	48,985	AUD	71,000	08/25/22	641
MSCI	USD	48,235	AUD	71,000	09/08/22	1,402
MSCI	USD	44,853	AUD	66,000	10/07/22	1,307
MSCI	USD	87,602	BRL	486,000	10/21/22	4,310
MSCI	USD	27,042,119	CAD	33,924,338	09/21/22	(554,358)
MSCI	USD	51,566	CHF	49,000	09/01/22	23
MSCI	USD	105,259	CHF	100,571	09/21/22	792
MSCI	USD	55,520	CHF	53,000	10/20/22	496
MSCI	USD	100,313	COP	415,398,000	08/18/22	(3,696)
MSCI	USD	104,046	COP	402,136,000	09/01/22	(10,758)
MSCI	USD	88,312	COP	384,288,000	10/24/22	(4)
MSCI	USD	50,244	CZK	1,198,000	08/18/22	(603)
MSCI	USD	49,155	CZK	1,164,000	08/25/22	(967)
MSCI	USD	48,510	CZK	1,175,000	09/08/22	43
MSCI	USD	1,646,480	EUR	1,528,353	09/21/22	(78,966)
MSCI	USD	45,059	EUR	44,000	09/30/22	98
MSCI	USD	737,954	GBP	586,641	09/21/22	(22,726)
MSCI	USD	55,656	GBP	47,000	10/20/22	1,687
MSCI	USD	101,144	HUF	37,045,000	09/08/22	(8,337)
MSCI	USD	48,863	JPY	6,539,000	08/18/22	230
MSCI	USD	48,848	MXN	1,017,000	08/18/22	896
MSCI	USD	49,234	MXN	1,003,000	08/25/22	(237)
MSCI	USD	48,397	MXN	1,014,000	09/19/22	907
MSCI	USD	46,094	MXN	945,000	09/26/22	(206)
MSCI	USD	45,406	MXN	922,000	09/30/22	(668)
MSCI	USD	43,925	MXN	931,000	10/14/22	1,131
MSCI	USD	43,882	MXN	908,000	10/21/22	2
MSCI	USD	51,007	MYR	224,000	09/08/22	(656)
MSCI	USD	44,599	MYR	199,000	10/28/22	191
MSCI	USD	14,769,469	NOK	140,579,481	09/21/22	(208,594)
MSCI	USD	46,058	NOK	452,000	09/30/22	766

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	USD	52,467	NOK	514,000	10/20/22	$795
MSCI	USD	48,215	NZD	79,000	09/16/22	1,459
MSCI	USD	26,955,895	NZD	41,733,181	09/21/22	(715,815)
MSCI	USD	46,658	NZD	75,000	09/27/22	497
MSCI	USD	45,552	NZD	73,000	09/30/22	344
MSCI	USD	48,806	PEN	190,000	09/08/22	(629)
MSCI	USD	49,951	PLN	226,000	08/18/22	(1,349)
MSCI	USD	99,586	PLN	436,000	08/25/22	(5,950)
MSCI	USD	100,889	PLN	435,000	09/01/22	(7,593)
MSCI	USD	100,757	PLN	436,000	09/08/22	(7,360)
MSCI	USD	98,065	PLN	441,000	09/19/22	(3,773)
MSCI	USD	92,718	PLN	416,000	09/26/22	(3,876)
MSCI	USD	91,210	PLN	410,000	09/30/22	(3,708)
MSCI	USD	44,096	PLN	207,000	10/28/22	(99)
MSCI	USD	50,902	SEK	498,000	08/25/22	(1,844)
MSCI	USD	14,888,554	SEK	146,310,184	09/21/22	(459,059)
MSCI	USD	53,814	SEK	552,000	10/20/22	684
MSCI	USD	543,238	SGD	746,395	09/21/22	(2,875)
MSCI	USD	46,056	TWD	1,372,000	09/30/22	(123)
MSCI	USD	50,673	ZAR	821,000	08/18/22	(1,369)
MSCI	USD	49,473	ZAR	798,000	08/25/22	(1,587)
MSCI	USD	48,900	ZAR	795,000	09/19/22	(1,322)
MSCI	USD	46,329	ZAR	750,000	09/26/22	(1,478)
MSCI	USD	91,732	ZAR	1,470,000	09/30/22	(3,860)
MSCI	USD	44,541	ZAR	738,000	10/07/22	(457)
MSCI	USD	88,477	ZAR	1,530,000	10/14/22	2,852
MSCI	ZAR	821,000	USD	50,673	08/18/22	1,369
MSCI	ZAR	798,000	USD	49,473	08/25/22	1,587
MSCI	ZAR	793,000	USD	49,624	09/01/22	2,076
MSCI	ZAR	785,000	USD	47,504	09/08/22	471
MSCI	ZAR	795,000	USD	46,065	09/19/22	(1,512)
SG	CNY	602,000	USD	89,404	10/21/22	(148)
SG	CNY	604,000	USD	89,503	10/28/22	(368)
SG	EUR	94,000	USD	100,751	08/25/22	4,526
SG	NOK	452,000	USD	46,362	09/30/22	(461)
SG	NOK	985,000	USD	99,870	10/20/22	(2,200)
SG	PLN	436,000	USD	93,996	09/08/22	598
SG	SGD	65,000	USD	46,834	09/26/22	(224)
SG	SGD	62,000	USD	44,579	10/21/22	(315)
SG	SGD	62,000	USD	44,729	10/28/22	(169)
SG	THB	1,758,000	USD	50,551	08/18/22	2,737
SG	THB	1,734,000	USD	49,715	09/16/22	2,461
SG	THB	1,624,000	USD	46,429	09/30/22	2,131
SG	THB	1,621,000	USD	44,817	10/17/22	549
SG	TWD	1,489,000	USD	51,947	09/01/22	2,169

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SG	USD	93,503	CNY	630,000	09/26/22	$146
SG	USD	91,522	CNY	618,000	09/30/22	352
SG	USD	99,929	HUF	36,256,000	08/25/22	(8,792)
SG	USD	100,947	HUF	37,260,000	09/01/22	(7,445)
SG	USD	15,209	NOK	150,000	10/20/22	335
SG	USD	88,480	PLN	412,000	10/07/22	(646)
SG	USD	50,414	SGD	70,000	08/25/22	262
SG	USD	46,725	SGD	65,000	09/26/22	333
SG	USD	46,158	SGD	64,000	09/30/22	176
SG	USD	50,359	THB	1,758,000	08/18/22	(2,545)
SG	USD	49,753	THB	1,742,000	09/01/22	(2,329)
SG	USD	47,870	THB	1,734,000	09/16/22	(616)
SG	USD	44,246	ZAR	760,000	10/21/22	1,089
SG	USD	44,196	ZAR	748,000	10/28/22	392
SG	ZAR	750,000	USD	43,759	09/26/22	(1,093)
SG	ZAR	1,470,000	USD	87,089	09/30/22	(784)
Net unrealized appreciation (depreciation)						$(1,922,590)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$138,876,388	$37,739,139	$—	$176,615,527
Preferred stocks	—	413,868	—	413,868
Investment companies	28,691,069	—	—	28,691,069
Warrant	49	—	—	49
Corporate bonds	—	45,016,222	—	45,016,222
Short-term investments	—	110,857,065	—	110,857,065
Short-term U.S. Treasury obligations	—	18,632,784	—	18,632,784
Equity and foreign exchange options purchased	4,492,743	—	—	4,492,743
Futures contracts	36,095	—	—	36,095
Swap agreements	—	1,901,846	—	1,901,846
Forward foreign currency contracts	—	5,336,442	—	5,336,442
Total	$172,096,344	$219,897,366	$—	$391,993,710

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2022

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments sold short
Common stocks	$(75,327,888)	$(9,399,328)	$—	$(84,727,216)
Corporate bonds	—	(77,819)	—	(77,819)
Investment companies	(11,935,069)	—	—	(11,935,069)
Equity options written	(4,073,532)	—	—	(4,073,532)
Futures contracts	(580,735)	(1,086,873)	—	(1,667,608)
Swap agreements	—	(1,509,966)	—	(1,509,966)
Forward foreign currency contracts	—	(7,259,032)	—	(7,259,032)
Total	$(91,917,224)	$(19,333,018)	$—	$(111,250,242)

At July 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $3,000,998, represented 0.8% of the Portfolio's net assets at period end.

2  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

3  Zero Coupon Bond.

4  Rates shown reflect yield at July 31, 2022.

5  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

6  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Glossary of terms used in the Portfolio of investments
July 31, 2022 (unaudited)

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BAM  Build Americal Mutual

BBSW  Bank Bill Swap Rate

BOBL  Bundesobligationen

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

CPI  Consumer Price Index

DAC  Designated Activity Company

DIP  Debtor-in-possession

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GO  General Obligation

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

OTC  Over The Counter

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

RBA IOCR  RBA Interbank Overnight Cash Rate

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SARL

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Index Average

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage Backed Securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL   Brazilian Real

CAD  Canadian Dollar

CHF   Swiss Franc

CLP  Chilean Peso

CNH  Chinese Yuan Renminbi Offshore

CNY   Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD   Taiwan Dollar

USD   United States Dollar

ZAR   South African Rand

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

NAT  National Westminster

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

See accompanying notes to financial statements

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2022 to July 31, 2022.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2022	Ending account value July 31, 2022	Expenses paid during period 02/01/22 to 07/31/22[1]	Expense ratio during the period
UBS Government Money Market Investments Fund
Class P	Actual	$1,000.00	$1,001.20	$2.03	0.41%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.76	2.06	0.41
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	941.10	4.67	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97
Class Y	Actual	1,000.00	942.30	3.47	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
Class P	Actual	1,000.00	941.50	3.47	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	930.60	4.36	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
Class Y	Actual	1,000.00	931.80	3.16	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.52	3.31	0.66
Class P	Actual	1,000.00	931.80	3.16	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.52	3.31	0.66
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	919.40	4.28	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90
Class Y	Actual	1,000.00	921.10	3.10	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
Class P	Actual	1,000.00	920.50	3.10	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	965.00	4.00	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.73	4.11	0.82
Class Y	Actual	1,000.00	966.20	2.63	0.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.12	2.71	0.54
Class P	Actual	1,000.00	966.30	2.78	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.97	2.86	0.57
PACE Global Fixed Income Investments
Class A	Actual	1,000.00	895.30	4.84	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.16	1.03
Class Y	Actual	1,000.00	895.70	4.09	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.48	4.36	0.87
Class P	Actual	1,000.00	897.20	3.95	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.63	4.21	0.84

PACE Select Advisors Trust

		Beginning account value February 1, 2022	Ending account value July 31, 2022	Expenses paid during period 02/01/22 to 07/31/22[1]	Expense ratio during the period
PACE High Yield Investments
Class A	Actual	$1,000.00	$913.20	$5.03	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.31	1.06
Class Y	Actual	1,000.00	913.70	4.18	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41	0.88
Class P	Actual	1,000.00	914.20	4.32	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
Class P2	Actual	1,000.00	916.90	2.38	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.32	2.51	0.50
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	939.30	5.29	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
Class Y	Actual	1,000.00	940.20	4.47	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class P	Actual	1,000.00	940.30	4.19	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.48	4.36	0.87
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	881.60	5.32	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.71	1.14
Class Y	Actual	1,000.00	882.90	4.11	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41	0.88
Class P	Actual	1,000.00	882.70	4.11	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41	0.88
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	953.90	5.86	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.79	6.06	1.21
Class Y	Actual	1,000.00	954.60	4.70	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97
Class P	Actual	1,000.00	954.30	5.23	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.44	5.41	1.08
Class P2	Actual	1,000.00	948.10	9.42	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	884.20	5.65	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.79	6.06	1.21
Class Y	Actual	1,000.00	885.20	5.33	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.71	1.14
Class P	Actual	1,000.00	884.90	5.05	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.44	5.41	1.08
Class P2	Actual	1,000.00	874.30	14.45	3.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.37	15.49	3.11

PACE Select Advisors Trust

		Beginning account value February 1, 2022	Ending account value July 31, 2022	Expenses paid during period 02/01/22 to 07/31/22[1]	Expense ratio during the period
PACE International Equity Investments
Class A	Actual	$1,000.00	$878.20	$8.20	1.76%
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.07	8.80	1.76
Class Y	Actual	1,000.00	879.60	7.04	1.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.31	7.55	1.51
Class P	Actual	1,000.00	879.40	7.04	1.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.31	7.55	1.51
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	828.80	6.57	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class Y	Actual	1,000.00	829.80	5.44	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class P	Actual	1,000.00	829.60	5.44	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	906.40	6.85	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class P	Actual	1,000.00	907.40	5.68	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	993.40	12.75	2.58
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.00	12.87	2.58
Class Y	Actual	1,000.00	995.30	11.53	2.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.24	11.63	2.33
Class P	Actual	1,000.00	995.20	11.53	2.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.24	11.63	2.33

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities
July 31, 2022

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments
Assets:
Investments, at cost
Investments	$354,273,487	$504,291,543	$303,148,377
Repurchase agreements	70,632,000	2,400,000	—
Foreign currency	—	—	150,116
Investments, at value
Investments[1]	$354,273,487	$495,972,026	$284,184,715
Repurchase agreements	70,632,000	2,400,000	—
Foreign currency	—	—	144,385
Cash	649	—	—
Cash collateral on futures	—	—	368,723
Cash collateral on swap agreements	—	3,996,000	218,000
Cash collateral for forward foreign currency contracts	—	—	23,300
Receivable for investments sold	—	1,469,803	5,816,893
Receivable for investments sold short	—	29,547,160	7,489,637
Receivable for when issued TBA securities	—	185,367,765	4,481,454
Receivable for fund shares sold	1,640,157	36,811	49,494
Receivable for interest and dividends	93,202	802,512	1,712,693
Receivable from affiliate	—	—	2,181
Receivable for variation margin on centrally cleared swap agreements	—	512,525	—
OTC swap agreements, at value[2]	—	—	2,243
Unrealized appreciation on forward foreign currency contracts	—	—	208,369
Other assets	22,890	20,551	19,312
Total assets	426,662,385	720,125,153	304,721,399
Liabilities:
Reverse repurchase agreements, at value (cost—$0; $6,058,357 and $0, respectively)	—	6,058,357	—
Investments sold short, at value (proceeds—$0; $26,550,845 and $7,482,179, respectively)	—	26,957,135	7,699,569
Options and swaptions written, at value (premiums received $0; $808,574 and $69,414, respectively)	—	1,573,604	65,805
Due to broker	—	4,738,162	38,956
Payable for cash collateral from securities loaned	—	—	5,399,718
Payable for investments purchased	2,000,000	678,340	7,990,753
Payable for when issued TBA securities	—	415,924,273	18,032,414
Payable for fund shares redeemed	2,526,984	955,141	391,800
Payable for dividend and interest expense on investments sold short	—	9,234	11,936
Dividends payable to shareholders	193,547	—	—
Payable to affiliate	84,471	104,700	—
Payable to custodian	1,740	121,014	41,653
Payable for variation margin on futures contracts	—	—	44,944
Payable for variation margin on centrally cleared swap agreements	—	—	9,448
Accrued expenses and other liabilities	935,563	245,159	239,343
Total liabilities	5,742,305	457,365,119	39,966,339
Net assets	$420,920,080	$262,760,034	$264,755,060

1  Includes $0; $0 and $5,476,140, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payments made by PACE Intermediate Fixed Income Investments was $1,209.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2022

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$420,921,462	$311,577,806	$291,028,709
Distributable earnings (accumulated losses)	(1,382)	(48,817,772)	(26,273,649)
Net assets	$420,920,080	$262,760,034	$264,755,060
Class A
Net assets	$—	$23,265,006	$9,474,831
Shares outstanding	—	2,027,830	848,980
Net asset value per share	$—	$11.47	$11.16
Maximum offering price per share	$—	$11.92	$11.59
Class Y
Net assets	$—	$9,000,193	$197,815
Shares outstanding	—	784,525	17,727
Net asset value, offering price and redemption value per share[3]	$—	$11.47	$11.16
Class P
Net assets	$420,920,080	$230,494,835	$255,082,414
Shares outstanding	420,920,272	20,081,263	22,850,741
Net asset value, offering price and redemption value per share[3]	$1.00	$11.48	$11.16

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2022

	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments
Assets:
Investments, at cost
Investments	$607,722,114	$271,956,821	$280,262,422
Repurchase agreements	25,100,000	—	—
Foreign currency	1,553,265	—	4,032,582
Investments, at value
Investments[1]	$560,455,224	$269,646,720	$261,946,607
Repurchase agreements	25,100,000	—	—
Foreign currency	1,529,068	—	4,039,255
Cash	—	—	558,966
Cash collateral on futures	1,579,000	—	1,433,000
Cash collateral on swap agreements	4,776,000	—	—
Due from broker	253,500	—	—
Receivable for investments sold	24,029,585	—	352,212
Receivable for when issued TBA securities	2,526,875	—	—
Receivable for fund shares sold	84,973	412,892	49,602
Receivable for interest and dividends	4,679,453	2,685,116	1,308,866
Receivable for foreign tax reclaims	—	—	19,253
Receivable for variation margin on futures contracts	1,644,570	—	197,310
Receivable for variation margin on centrally cleared swap agreements	525,262	—	—
OTC swap agreements, at value[2]	231,133	—	—
Unrealized appreciation on forward foreign currency contracts	632,910	—	843,443
Other assets	20,706	19,452	18,374
Total assets	628,068,259	272,764,180	270,766,888
Liabilities:
Options and swaptions written, at value (premiums received $604,099; $0 and $0, respectively)	226,744	—	—
Due to broker	2,224,566	—	99,763
Payable for cash collateral from securities loaned	17,147,542	—	306,850
Payable for investments purchased	17,473,212	—	8,161,164
Payable for when issued TBA securities	12,005,219	—	9,135,802
Payable for fund shares redeemed	842,585	406,008	224,731
Payable to affiliate	205,886	124,999	91,189
Payable to custodian	658,287	22,468	48,980
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	8,539
Payable for variation margin on futures contracts	331,639	—	—
OTC swap agreements, at value[2]	172,444	—	—
Unrealized depreciation on forward foreign currency contracts	739,372	—	1,086,565
Accrued expenses and other liabilities	270,435	114,877	255,139
Total liabilities	52,297,931	668,352	19,418,722
Net assets	$575,770,328	$272,095,828	$251,348,166

1  Includes $18,931,641; $0 and $301,912, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Strategic Fixed Income Investments was $47,189. Net upfront payment made by PACE Strategic Fixed Income Investments was $1,970,169.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2022

	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$655,009,435	$274,506,212	$293,301,713
Distributable earnings (accumulated losses)	(79,239,107)	(2,410,384)	(41,953,547)
Net assets	$575,770,328	$272,095,828	$251,348,166
Class A
Net assets	$12,072,919	$30,590,460	$20,077,412
Shares outstanding	980,617	2,490,270	2,336,531
Net asset value per share	$12.31	$12.28	$8.59
Maximum offering price per share	$12.79	$12.56	$8.92
Class Y
Net assets	$862,928	$3,756	$1,487,905
Shares outstanding	70,219	306	174,632
Net asset value, offering price and redemption value per share[3]	$12.29	$12.29	$8.52
Class P
Net assets	$562,834,481	$241,501,612	$229,782,849
Shares outstanding	45,750,549	19,648,486	26,826,434
Net asset value, offering price and redemption value per share[3]	$12.30	$12.29	$8.57

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2022

	PACE High Yield Investments	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments
Assets:
Investments, at cost
Investments	$281,492,866	$951,177,392	$895,317,881
Foreign currency	944,006	4,155	—
Investments, at value
Investments[1]	$241,215,817	$955,044,354	$924,521,211
Foreign currency	951,406	4,228	—
Cash	—	1,193,667	346,875
Receivable for investments sold	658,205	7,261,228	14,583,426
Receivable for fund shares sold	27,973	111,568	110,129
Receivable for interest and dividends	4,087,346	1,393,388	904,386
Receivable for foreign tax reclaims	1,200	111,495	37,390
Unrealized appreciation on forward foreign currency contracts	204,552	—	—
Other assets	32,774	22,643	23,195
Total assets	247,179,273	965,142,571	940,526,612
Liabilities:
Payable for cash collateral from securities loaned	724,272	—	94,248
Payable for investments purchased	1,259,602	2,961,941	5,308,982
Payable for fund shares redeemed	269,268	1,078,928	812,111
Payable to affiliate	154,053	618,306	611,827
Payable to custodian	81,904	11,313	83,257
Payable for foreign withholding taxes and foreign capital gains taxes	1,425	18,925	—
Unrealized depreciation on forward foreign currency contracts	132,929	—	—
Accrued expenses and other liabilities	231,014	251,321	253,165
Total liabilities	2,854,467	4,940,734	7,163,590
Net assets	$244,324,806	$960,201,837	$933,363,022
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$298,909,475	$859,724,612	$643,409,973
Distributable earnings (accumulated losses)	(54,584,669)	100,477,225	289,953,049
Net assets	$244,324,806	$960,201,837	$933,363,022

1  Includes $697,895; $22,303,656 and $163,778, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2022

	PACE High Yield Investments	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments
Class A
Net assets	$3,346,600	$93,283,384	$47,701,576
Shares outstanding	398,818	4,502,008	2,446,028
Net asset value per share	$8.39	$20.72	$19.50
Maximum offering price per share	$8.72	$21.93	$20.63
Class Y
Net assets	$573,751	$16,209,710	$18,055,956
Shares outstanding	68,077	780,489	837,613
Net asset value, offering price and redemption value per share[2]	$8.43	$20.77	$21.56
Class P
Net assets	$220,171,687	$850,708,743	$867,605,490
Shares outstanding	26,283,811	41,214,392	40,906,714
Net asset value, offering price and redemption value per share[2]	$8.38	$20.64	$21.21
Class P2
Net assets	$20,232,768	$—	$—
Shares outstanding	2,401,046	—	—
Net asset value and offering price per share	$8.43	$—	$—

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2022

	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments
Assets:
Investments, at cost
Investments	$359,320,267	$343,331,689	$897,732,402
Foreign currency	—	—	1,104,139
Investments, at value
Investments[1]	$412,384,474	$349,911,292	$913,834,407
Foreign currency	—	—	1,105,423
Cash	1,515	19,184	—
Receivable for investments sold	9,967,339	5,874,321	16,054,747
Receivable for fund shares sold	28,438	42,994	127,766
Receivable for interest and dividends	125,384	38,567	793,648
Receivable for foreign tax reclaims	13,990	—	4,395,457
Other assets	30,111	30,260	37,372
Total assets	422,551,251	355,916,618	936,348,820
Liabilities:
Investments sold short, at value (proceeds—$0; $0 and $125,406,102, respectively)	—	—	108,074,474
Payable for cash collateral from securities loaned	12,606,435	14,588,635	8,852,810
Payable for investments purchased	10,067,770	4,220,446	2,857,275
Payable for fund shares redeemed	450,778	308,638	885,120
Payable for dividend and interest expense on investments sold short	—	—	189,928
Payable to affiliate	289,140	220,162	583,430
Payable to custodian	16,072	6,400	68,450
Payable for foreign withholding taxes and foreign capital gains taxes	654	—	201,325
Accrued expenses and other liabilities	198,627	194,387	343,117
Total liabilities	23,629,476	19,538,668	122,055,929
Net assets	$398,921,775	$336,377,950	$814,292,891
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$298,663,752	$346,967,030	$771,391,791
Distributable earnings (accumulated losses)	100,258,023	(10,589,080)	42,901,100
Net assets	$398,921,775	$336,377,950	$814,292,891
1  Includes $17,324,151; $21,602,920 and $10,992,171, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2022

	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments
Class A
Net assets	$17,436,315	$21,148,181	$22,049,467
Shares outstanding	826,079	1,963,360	1,422,613
Net asset value per share	$21.11	$10.77	$15.50
Maximum offering price per share	$22.34	$11.40	$16.40
Class Y
Net assets	$143,384	$7,380	$10,375,719
Shares outstanding	6,427	560	672,846
Net asset value, offering price and redemption value per share[2]	$22.31	$13.18	$15.42
Class P
Net assets	$381,341,269	$315,221,887	$781,867,705
Shares outstanding	17,379,997	24,994,083	50,843,654
Net asset value, offering price and redemption value per share[2]	$21.94	$12.61	$15.38
Class P2
Net assets	$807	$502	$—
Shares outstanding	37	41	—
Net asset value and offering price per share	$21.76[3]	$12.38[3]	$—

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

3  Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2022

	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at cost
Investments	$316,153,902	$94,934,414	$385,815,970
Foreign currency	380,530	22,589	877,644
Investments, at value
Investments[1]	$301,750,663	$93,448,946	$384,719,327
Foreign currency	382,079	22,604	887,225
Cash collateral on options	—	—	19,621,153
Cash collateral on futures	—	—	2,652,980
Cash collateral on swap agreements	—	—	19,935,108
Cash collateral on investments sold short	—	—	75,094,026
Cash collateral for forward foreign currency contracts	—	—	12,970,000
Due from broker	—	—	2,765,564
Receivable for investments sold	825,608	—	3,871,534
Receivable for investments sold short	—	—	2,219,919
Receivable for fund shares sold	73,520	20,454	63,049
Receivable for interest and dividends	602,011	138,896	543,111
Receivable for foreign tax reclaims	32,151	31,291	180,697
OTC swap agreements, at value[2]	—	—	1,854,704
Unrealized appreciation on forward foreign currency contracts	—	—	5,336,442
Other assets	18,992	8,549	40,062
Total assets	303,685,024	93,670,740	532,754,901
Liabilities:
Investments sold short, at value (proceeds—$0; $0 and $97,175,024, respectively)	—	—	96,740,104
Options and swaptions written, at value (premiums received $0; $0 and $4,204,312, respectively)	—	—	4,073,532
Due to broker	—	—	12,516,930
Payable for cash collateral from securities loaned	5,178,919	2,597,253	—
Payable for investments purchased	238,762	39,410	11,402,920
Payable for fund shares redeemed	484,397	85,406	379,461
Payable for dividend and interest expense on investments sold short	—	—	75,161
Payable to affiliate	218,851	82,194	312,430
Payable to custodian	592,345	3,223	328,453
Payable for foreign withholding taxes and foreign capital gains taxes	1,038,849	31,201	5,783
Payable for variation margin on futures contracts	—	—	1,627,967
Payable for variation margin on centrally cleared swap agreements	—	—	70,434
OTC swap agreements, at value[2]	—	—	1,241,473
Unrealized depreciation on forward foreign currency contracts	—	—	7,259,032
Accrued expenses and other liabilities	174,941	208,709	233,143
Total liabilities	7,927,064	3,047,396	136,266,823
Net assets	$295,757,960	$90,623,344	$396,488,078

1  Includes $7,185,626; $5,217,963 and $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payments received by Alternative Strategies Investments was $3,736. Net upfront payment made by PACE Alternative Strategies Investments was $97,740.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
July 31, 2022

	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$327,188,105	$99,254,579	$403,464,775
Distributable earnings (accumulated losses)	(31,430,145)	(8,631,235)	(6,976,697)
Net assets	$295,757,960	$90,623,344	$396,488,078
Class A
Net assets	$3,455,695	$321,361	$4,726,673
Shares outstanding	287,714	44,262	450,831
Net asset value per share	$12.01	$7.26	$10.48
Maximum offering price per share	$12.71	$7.68	$11.09
Class Y
Net assets	$4,244,970	$—	$409,953
Shares outstanding	349,666	—	38,988
Net asset value, offering price and redemption value per share[3]	$12.14	$—	$10.51
Class P
Net assets	$288,057,295	$90,301,983	$391,351,452
Shares outstanding	23,866,792	12,977,438	37,388,709
Net asset value, offering price and redemption value per share[3]	$12.07	$6.96	$10.47

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended July 31, 2022

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments
Investment income:
Interest	$1,272,196	$6,273,430	$5,953,144
Securities lending	—	—	4,278
Foreign tax withheld	—	(15,423)	(79)
Total income	1,272,196	6,258,007	5,957,343
Expenses:
Investment management and administration fees	767,110	1,889,747	1,609,361
Service fees—Class A	—	63,984	26,663
Transfer agency and related services fees	922,618	455,277	403,969
Custody and fund accounting fees	17,063	199,232	338,855
Trustees fees	18,568	19,271	19,503
Professional services fees	81,204	188,012	191,654
Printing and shareholder report fees	67,778	50,304	44,341
Federal and state registration fees	36,608	50,271	47,492
Insurance expense	2,770	8,243	4,072
Interest expense	—	229	—
Other expenses	53,946	69,864	71,936
Total expenses	1,967,665	2,994,434	2,757,846
Fee waivers and/or expense reimbursements by investment manager and administrator	(1,184,375)	(812,525)	(772,038)
Net expenses	783,290	2,181,909	1,985,808
Net investment income (loss)	488,906	4,076,098	3,971,535
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(230)	(22,237,405)	(9,980,199)
Securities sold short	—	3,503,335	522,929
Options and swaptions written	—	2,301,307	(493,569)
Futures contracts	—	284,352	759,406
Swap agreements	—	(1,373,193)	494,865
Forward foreign currency contracts	—	—	2,064,880
Foreign currency transactions	—	—	(47,694)
Net realized gain (loss)	(230)	(17,521,604)	(6,679,382)
Change in net unrealized appreciation (depreciation) on:
Investments	—	(14,772,096)	(28,052,164)
Investments sold short	—	(338,908)	(198,831)
Options and swaptions written	—	(1,233,534)	(259,442)
Futures contracts	—	92,479	569,263
Swap agreements	—	4,396,766	(348,652)
Forward foreign currency contracts	—	—	(243,773)
Translation of other assets and liabilities denominated in foreign currency	—	—	(11,808)
Net change in unrealized appreciation (depreciation)	—	(11,855,293)	(28,545,407)
Net realized and unrealized gain (loss)	(230)	(29,376,897)	(35,224,789)
Net increase (decrease) in net assets resulting from operations	$488,676	$(25,300,799)	$(31,253,254)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (continued)
For the year ended July 31, 2022

	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments
Investment income:
Dividends	$166,206	$—	$—
Interest	18,922,211	8,199,133	4,932,981
Securities lending	50,150	—	933
Foreign tax withheld	(1,759)	—	(20,011)
Total income	19,136,808	8,199,133	4,913,903
Expenses:
Investment management and administration fees	3,955,646	1,633,527	2,168,497
Service fees—Class A	35,530	85,388	57,765
Transfer agency and related services fees	524,204	86,069	468,357
Custody and fund accounting fees	272,467	28,168	255,986
Trustees fees	23,695	19,528	19,215
Professional services fees	218,826	139,009	197,499
Printing and shareholder report fees	55,115	19,881	51,369
Federal and state registration fees	53,637	48,320	49,288
Insurance expense	7,887	3,057	3,081
Interest expense	363	—	—
Other expenses	78,630	43,088	52,347
Total expenses	5,226,000	2,106,035	3,323,404
Fee waivers and/or expense reimbursements by investment manager and administrator	(1,001,116)	(300,927)	(850,296)
Net expenses	4,224,884	1,805,108	2,473,108
Net investment income (loss)	14,911,924	6,394,025	2,440,795
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(7,824,088)	(917,668)	(22,865,993)
Securities sold short	5,875,263	—	—
Options and swaptions written	(604,364)	—	—
Futures contracts	(7,392,239)	—	5,441,916
Swap agreements	(658,285)	—	—
Forward foreign currency contracts	1,547,206	—	(1,994,912)
Foreign currency transactions	(387,951)	—	(1,140,047)
Net realized gain (loss)	(9,444,458)	(917,668)	(20,559,036)
Change in net unrealized appreciation (depreciation) on:
Investments	(78,902,095)	(26,242,471)	(25,641,948)
Options and swaptions written	381,036	—	—
Futures contracts	488,430	—	441,669
Swap agreements	(697,397)	—	—
Forward foreign currency contracts	(9,278)	—	(72,282)
Translation of other assets and liabilities denominated in foreign currency	(6,504)	—	(33,960)
Net change in unrealized appreciation (depreciation)	(78,745,808)	(26,242,471)	(25,306,521)
Net realized and unrealized gain (loss)	(88,190,266)	(27,160,139)	(45,865,557)
Net increase (decrease) in net assets resulting from operations	$(73,278,342)	$(20,766,114)	$(43,424,762)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (continued)
For the year ended July 31, 2022

	PACE High Yield Investments	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments
Investment income:
Dividends	$38,780	$23,442,039	$8,734,990
Interest	16,004,477	85,836	93,050
Securities lending	34,334	19,647	2,248
Foreign tax withheld	(1,379)	(326,568)	(8,551)
Total income	16,076,212	23,220,954	8,821,737
Expenses:
Investment management and administration fees	2,155,783	8,168,508	8,855,960
Service fees—Class A	11,078	250,787	142,127
Transfer agency and related services fees	387,973	599,976	586,933
Custody and fund accounting fees	53,076	165,859	107,598
Trustees fees	19,007	29,211	30,171
Professional services fees	150,399	178,546	233,591
Printing and shareholder report fees	40,648	68,125	77,838
Federal and state registration fees	63,051	49,357	47,894
Insurance expense	2,636	10,511	11,985
Interest expense	—	910	1,767
Other expenses	84,157	71,702	106,940
Total expenses	2,967,808	9,593,492	10,202,804
Fee waivers and/or expense reimbursements by investment manager and administrator	(564,859)	—	(104,858)
Recoupment of fees waived or expenses previously reimbursed	—	46,650	—
Net expenses	2,402,949	9,640,142	10,097,946
Net investment income (loss)	13,673,263	13,580,812	(1,276,209)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(11,366,195)	121,784,551	302,471,951
Forward foreign currency contracts	10,323,668	—	—
Foreign currency transactions	(1,611,635)	(22,699)	—
Net realized gain (loss)	(2,654,162)	121,761,852	302,471,951
Change in net unrealized appreciation (depreciation) on:
Investments	(43,907,185)	(150,332,274)	(479,651,619)
Forward foreign currency contracts	251,389	—	—
Translation of other assets and liabilities denominated in foreign currency	(35,363)	(61)	—
Net change in unrealized appreciation (depreciation)	(43,691,159)	(150,332,335)	(479,651,619)
Net realized and unrealized gain (loss)	(46,345,321)	(28,570,483)	(177,179,668)
Net increase (decrease) in net assets resulting from operations	$(32,672,058)	$(14,989,671)	$(178,455,877)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (continued)
For the year ended July 31, 2022

	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments
Investment income:
Dividends	$6,553,126	$2,474,066	$36,522,463
Interest	47,291	16,577	11,249
Securities lending	27,029	41,802	187,136
Foreign tax withheld	(26,142)	(16,657)	(3,196,438)
Total income	6,601,304	2,515,788	33,524,410
Expenses:
Investment management and administration fees	3,649,845	3,397,138	8,485,018
Service fees—Class A	46,925	66,217	64,369
Transfer agency and related services fees	554,557	551,884	573,188
Custody and fund accounting fees	43,963	67,701	530,291
Trustees fees	21,388	21,079	27,661
Professional services fees	133,840	152,332	203,549
Printing and shareholder report fees	53,587	55,830	58,329
Federal and state registration fees	63,538	63,429	50,076
Insurance expense	4,308	4,631	10,583
Interest expense	1,337	1,164	4,665
Dividend expense	—	—	4,205,045
Other expenses	51,816	60,745	125,883
Total expenses	4,625,104	4,442,150	14,338,657
Fee waivers and/or expense reimbursements by investment manager and administrator	(4)	(2)	(505,713)
Recoupment of fees waived or expenses previously reimbursed	150,918	32,036	—
Net expenses	4,776,018	4,474,184	13,832,944
Net investment income (loss)	1,825,286	(1,958,396)	19,691,466
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (including foreign capital gain tax expense of $0; $0; $(4,751), respectively)	64,163,577	217,056	24,447,504
Securities sold short	—	—	5,583,377
Forward foreign currency contracts	—	—	(17,250)
Foreign currency transactions	(272)	—	(460,940)
Net realized gain (loss)	64,163,305	217,056	29,552,691
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $0; $0 and $(2,691), respectively)	(93,063,946)	(102,975,731)	(189,686,957)
Investments sold short	—	—	25,011,560
Translation of other assets and liabilities denominated in foreign currency	27	—	(497,749)
Net change in unrealized appreciation (depreciation)	(93,063,919)	(102,975,731)	(165,173,146)
Net realized and unrealized gain (loss)	(28,900,614)	(102,758,675)	(135,620,455)
Net increase (decrease) in net assets resulting from operations	$(27,075,328)	$(104,717,071)	$(115,928,989)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the year ended July 31, 2022

	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends	$11,816,506	$2,357,058	$4,682,838
Interest	21,756	4,996	1,610,775
Securities lending	41,779	8,631	—
Foreign tax withheld	(1,145,047)	(78,668)	(278,803)
Total income	10,734,994	2,292,017	6,014,810
Expenses:
Investment management and administration fees	3,925,582	844,869	6,075,040
Service fees—Class A	11,071	937	13,757
Transfer agency and related services fees	508,734	393,946	262,987
Custody and fund accounting fees	670,637	64,113	1,358,900
Trustees fees	20,075	16,921	20,994
Professional services fees	155,051	166,309	252,701
Printing and shareholder report fees	57,076	64,970	54,575
Federal and state registration fees	46,673	31,867	49,197
Insurance expense	3,732	998	6,417
Interest expense	2,389	701	4,883
Dividend expense	—	—	3,316,992
Other expenses	87,278	56,634	169,547
Total expenses	5,488,298	1,642,265	11,585,990
Fee waivers and/or expense reimbursements by investment manager and administrator	(1,192,318)	(373,322)	(1,177,319)
Net expenses	4,295,980	1,268,943	10,408,671
Net investment income (loss)	6,439,014	1,023,074	(4,393,861)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (including foreign capital gain tax expense of $(93,158); $0; $0, respectively)	(5,965,205)	5,794,994	(26,361,705)
Securities sold short	—	—	29,590,001
Options and swaptions written	—	—	2,523,203
Futures contracts	—	—	6,412,712
Swap agreements	—	—	(1,078,665)
Forward foreign currency contracts	26,014	—	1,385,580
Foreign currency transactions	(345,893)	(16,246)	(276,793)
Net realized gain (loss)	(6,285,084)	5,778,748	12,194,333
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $517,934; $0 and $0, respectively)	(77,856,068)	(18,982,868)	(27,867,288)
Investments sold short	—	—	17,244,610
Options and swaptions written	—	—	124,085
Futures contracts	—	—	(1,903,954)
Swap agreements	—	—	1,462,968
Forward foreign currency contracts	—	—	(1,937,142)
Translation of other assets and liabilities denominated in foreign currency	(3,152)	(1,995)	949,178
Net change in unrealized appreciation (depreciation)	(77,859,220)	(18,984,863)	(11,927,543)
Net realized and unrealized gain (loss)	(84,144,304)	(13,206,115)	266,790
Net increase (decrease) in net assets resulting from operations	$(77,705,290)	$(12,183,041)	$(4,127,071)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	UBS Government Money Market Investments Fund		PACE Mortgage-Backed Securities Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2022	2021	2022	2021
From operations:
Net investment income (loss)	$488,906	$29,838	$4,076,098	$3,916,725
Net realized gain (loss)	(230)	411	(17,521,604)	4,063,076
Net change in unrealized appreciation (depreciation)	—	—	(11,855,293)	(3,215,304)
Net increase (decrease) in net assets resulting from operations	488,676	30,249	(25,300,799)	4,764,497
Total distributions—Class A	—	—	(635,776)	(851,928)
Total distributions—Class Y	—	—	(315,350)	(427,616)
Total distributions—Class P	(488,906)	(29,838)	(7,033,256)	(8,603,330)
Total distributions	(488,906)	(29,838)	(7,984,382)	(9,882,874)
From beneficial interest transactions:
Proceeds from shares sold	472,630,160	277,990,757	39,175,018	47,584,857
Cost of shares redeemed	(314,333,368)	(331,762,633)	(66,778,809)	(63,206,297)
Shares issued on reinvestment of dividends and distributions	270,296	21,321	7,197,642	8,861,306
Net increase (decrease) in net assets from beneficial interest transactions	158,567,088	(53,750,555)	(20,406,149)	(6,760,134)
Net increase (decrease) in net assets	158,566,858	(53,750,144)	(53,691,330)	(11,878,511)
Net assets:
Beginning of year	262,353,222	316,103,366	316,451,364	328,329,875
End of year	$420,920,080	$262,353,222	$262,760,034	$316,451,364

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Intermediate Fixed Income Investments		PACE Strategic Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2022	2021	2022	2021
From operations:
Net investment income (loss)	$3,971,535	$3,885,406	$14,911,924	$16,828,591
Net realized gain (loss)	(6,679,382)	8,688,124	(9,444,458)	9,870,279
Net change in unrealized appreciation (depreciation)	(28,545,407)	(14,146,409)	(78,745,808)	(16,319,295)
Net increase (decrease) in net assets resulting from operations	(31,253,254)	(1,572,879)	(73,278,342)	10,379,575
Total distributions—Class A	(313,309)	(476,127)	(515,248)	(927,644)
Total distributions—Class Y	(6,718)	(9,662)	(35,619)	(58,488)
Total distributions—Class P	(9,176,493)	(12,448,901)	(24,300,943)	(36,659,203)
Total distributions	(9,496,520)	(12,934,690)	(24,851,810)	(37,645,335)
From beneficial interest transactions:
Proceeds from shares sold	32,160,908	37,417,678	63,949,060	72,942,502
Cost of shares redeemed	(56,736,949)	(50,962,890)	(107,996,066)	(99,278,428)
Shares issued on reinvestment of dividends and distributions	8,707,785	11,860,744	22,907,290	34,888,691
Net increase (decrease) in net assets from beneficial interest transactions	(15,868,256)	(1,684,468)	(21,139,716)	8,552,765
Net increase (decrease) in net assets	(56,618,030)	(16,192,037)	(119,269,868)	(18,712,995)
Net assets:
Beginning of year	321,373,090	337,565,127	695,040,196	713,753,191
End of year	$264,755,060	$321,373,090	$575,770,328	$695,040,196

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Municipal Fixed Income Investments		PACE Global Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2022	2021	2022	2021
From operations:
Net investment income (loss)	$6,394,025	$6,884,534	$2,440,795	$2,715,612
Net realized gain (loss)	(917,668)	1,182,049	(20,559,036)	16,265,046
Net change in unrealized appreciation (depreciation)	(26,242,471)	1,359,375	(25,306,521)	(11,974,276)
Net increase (decrease) in net assets resulting from operations	(20,766,114)	9,425,958	(43,424,762)	7,006,382
Total distributions—Class A	(747,862)	(928,554)	(714,181)	(807,848)
Total distributions—Class Y	(94)	(104)	(53,759)	(58,492)
Total distributions—Class P	(6,526,117)	(7,373,887)	(8,723,204)	(9,288,367)
Return of capital—Class A	—	—	(346,325)	—
Return of capital—Class Y	—	—	(26,069)	—
Return of capital—Class P	—	—	(4,230,110)	—
Total distributions	(7,274,073)	(8,302,545)	(14,093,648)	(10,154,707)
From beneficial interest transactions:
Proceeds from shares sold	36,339,679	35,995,140	25,598,013	24,484,715
Cost of shares redeemed	(60,444,963)	(45,572,977)	(48,192,744)	(43,734,995)
Shares issued on reinvestment of dividends and distributions	6,156,661	7,002,342	13,030,590	9,379,708
Net increase (decrease) in net assets from beneficial interest transactions	(17,948,623)	(2,575,495)	(9,564,141)	(9,870,572)
Net increase (decrease) in net assets	(45,988,810)	(1,452,082)	(67,082,551)	(13,018,897)
Net assets:
Beginning of year	318,084,638	319,536,720	318,430,717	331,449,614
End of year	$272,095,828	$318,084,638	$251,348,166	$318,430,717

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2022	2021	2022	2021
From operations:
Net investment income (loss)	$13,673,263	$14,315,239	$13,580,812	$11,921,221
Net realized gain (loss)	(2,654,162)	4,287,386	121,761,852	201,711,241
Net change in unrealized appreciation (depreciation)	(43,691,159)	16,605,868	(150,332,335)	149,359,534
Net increase (decrease) in net assets resulting from operations	(32,672,058)	35,208,493	(14,989,671)	362,991,996
Total distributions—Class A	(244,399)	(321,956)	(17,090,824)	(1,082,191)
Total distributions—Class Y	(35,542)	(32,610)	(2,844,981)	(217,108)
Total distributions—Class P	(14,630,808)	(14,254,371)	(169,502,941)	(12,444,560)
Total distributions—Class P2[1]	(715,972)	—	—	—
Total distributions	(15,626,721)	(14,608,937)	(189,438,746)	(13,743,859)
From beneficial interest transactions:
Proceeds from shares sold	42,531,772	23,583,940	40,990,049	82,392,120
Cost of shares redeemed	(42,457,298)	(45,598,396)	(194,879,853)	(158,829,701)
Shares issued on reinvestment of dividends and distributions	14,302,440	13,240,766	178,147,466	12,706,808
Net increase (decrease) in net assets from beneficial interest transactions	14,376,914	(8,773,690)	24,257,662	(63,730,773)
Net increase (decrease) in net assets	(33,921,865)	11,825,866	(180,170,755)	285,517,364
Net assets:
Beginning of year	278,246,671	266,420,805	1,140,372,592	854,855,228
End of year	$244,324,806	$278,246,671	$960,201,837	$1,140,372,592

1  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2022	2021	2022	2021
From operations:
Net investment income (loss)	$(1,276,209)	$(5,362,754)	$1,825,286	$1,220,163
Net realized gain (loss)	302,471,951	263,153,334	64,163,305	76,909,307
Net change in unrealized appreciation (depreciation)	(479,651,619)	87,151,223	(93,063,919)	116,171,799
Net increase (decrease) in net assets resulting from operations	(178,455,877)	344,941,803	(27,075,328)	194,301,269
Total distributions—Class A	(12,834,665)	(9,968,468)	(2,851,089)	(77,083)
Total distributions—Class Y	(4,210,372)	(3,361,479)	(21,749)	(730)
Total distributions—Class P	(221,390,540)	(178,529,295)	(65,914,739)	(2,590,795)
Total distributions—Class P2[1]	—	—	(143)	—
Total distributions	(238,435,577)	(191,859,242)	(68,787,720)	(2,668,608)
From beneficial interest transactions:
Proceeds from shares sold	43,847,885	45,291,855	18,738,535	30,753,325
Cost of shares redeemed	(206,798,587)	(263,965,503)	(87,061,604)	(77,781,460)
Shares issued on reinvestment of dividends and distributions	224,880,269	180,829,439	64,231,945	2,469,182
Net increase (decrease) in net assets from beneficial interest transactions	61,929,567	(37,844,209)	(4,091,124)	(44,558,953)
Net increase (decrease) in net assets	(354,961,887)	115,238,352	(99,954,172)	147,073,708
Net assets:
Beginning of year	1,288,324,909	1,173,086,557	498,875,947	351,802,239
End of year	$933,363,022	$1,288,324,909	$398,921,775	$498,875,947

1  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2022	2021	2022	2021
From operations:
Net investment income (loss)	$(1,958,396)	$(2,910,721)	$19,691,466	$15,894,787
Net realized gain (loss)	217,056	152,613,382	29,552,691	87,876,557
Net change in unrealized appreciation (depreciation)	(102,975,731)	30,872,325	(165,173,146)	156,706,070
Net increase (decrease) in net assets resulting from operations	(104,717,071)	180,574,986	(115,928,989)	260,477,414
Total distributions—Class A	(10,532,041)	(2,001,171)	(1,941,620)	(293,209)
Total distributions—Class Y	(2,872)	(2,172)	(932,253)	(172,425)
Total distributions—Class P	(140,689,915)	(28,184,439)	(73,791,579)	(12,507,238)
Total distributions—Class P2[1]	(303)	—	—	—
Total distributions	(151,225,131)	(30,187,782)	(76,665,452)	(12,972,872)
From beneficial interest transactions:
Proceeds from shares sold	22,114,308	17,732,354	45,662,466	64,104,081
Cost of shares redeemed	(78,545,293)	(96,881,194)	(147,323,022)	(137,257,207)
Shares issued on reinvestment of dividends and distributions	141,684,760	28,584,286	71,885,977	12,050,762
Net increase (decrease) in net assets from beneficial interest transactions	85,253,775	(50,564,554)	(29,774,579)	(61,102,364)
Net increase (decrease) in net assets	(170,688,427)	99,822,650	(222,369,020)	186,402,178
Net assets:
Beginning of year	507,066,377	407,243,727	1,036,661,911	850,259,733
End of year	$336,377,950	$507,066,377	$814,292,891	$1,036,661,911

1  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Emerging Markets Equity Investments		PACE Global Real Estate Securities Investments
	For the years ended July 31,		For the years ended July 31,
	2022	2021	2022	2021
From operations:
Net investment income (loss)	$6,439,014	$2,346,056	$1,023,074	$1,308,392
Net realized gain (loss)	(6,285,084)	73,896,990	5,778,748	10,828,404
Net change in unrealized appreciation (depreciation)	(77,859,220)	6,067,158	(18,984,863)	22,268,831
Net increase (decrease) in net assets resulting from operations	(77,705,290)	82,310,204	(12,183,041)	34,405,627
Total distributions—Class A	(485,849)	(47,691)	(10,496)	(8,163)
Total distributions—Class Y	(551,067)	(71,343)	—	—
Total distributions—Class P	(38,408,749)	(4,381,438)	(3,364,848)	(2,638,213)
Return of capital—Class A	—	—	(721)	—
Return of capital—Class P	—	—	(231,205)	—
Total distributions	(39,445,665)	(4,500,472)	(3,607,270)	(2,646,376)
From beneficial interest transactions:
Proceeds from shares sold	36,282,756	26,208,693	6,504,501	11,050,040
Cost of shares redeemed	(57,863,259)	(67,153,760)	(18,348,320)	(18,545,546)
Shares issued on reinvestment of dividends and distributions	37,319,696	4,201,916	3,354,812	2,465,994
Net increase (decrease) in net assets from beneficial interest transactions	15,739,193	(36,743,151)	(8,489,007)	(5,029,512)
Net increase (decrease) in net assets	(101,411,762)	41,066,581	(24,279,318)	26,729,739
Net assets:
Beginning of year	397,169,722	356,103,141	114,902,662	88,172,923
End of year	$295,757,960	$397,169,722	$90,623,344	$114,902,662

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Alternative Strategies Investments
	For the years ended July 31,
	2022	2021
From operations:
Net investment income (loss)	$(4,393,861)	$(5,589,722)
Net realized gain (loss)	12,194,333	46,241,768
Net change in unrealized appreciation (depreciation)	(11,927,543)	(7,804,506)
Net increase (decrease) in net assets resulting from operations	(4,127,071)	32,847,540
Total distributions—Class A	(350,092)	(292,742)
Total distributions—Class Y	(26,763)	(20,773)
Total distributions—Class P	(26,945,358)	(22,083,642)
Total distributions	(27,322,213)	(22,397,157)
From beneficial interest transactions:
Proceeds from shares sold	31,133,623	35,717,483
Cost of shares redeemed	(83,137,829)	(70,712,030)
Shares issued on reinvestment of dividends and distributions	26,002,759	21,218,568
Net increase (decrease) in net assets from beneficial interest transactions	(26,001,447)	(13,775,979)
Net increase (decrease) in net assets	(57,450,731)	(3,325,596)
Net assets:
Beginning of year	453,938,809	457,264,405
End of year	$396,488,078	$453,938,809

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the period ended July 31, 2022

PACE International Equity Investments
Cash flows from operating activites
Net increase (decrease) in net assets resulting from operations	$(115,928,989)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used/provided from operating activities:
Purchases of long-term investments	(392,733,670)
Purchases to cover investments sold short	(152,854,158)
Proceeds from disposition of long-term investments	481,103,518
Sales of investments sold short	152,406,099
Net purchases from short-term investments	8,986,146
Net realized gain (loss) from investments in securities	(24,447,504)
Net realized gain (loss) from investments sold short	(5,583,377)
Net change in unrealized appreciation (depreciation) of investments in securities	189,686,957
Net change in unrealized appreciation (depreciation) of investments sold short	(25,011,560)
Changes in assets and liabilities:
Increase (decrease) in assets:
Receivable for interest and dividends	411,760
Receivable for foreign tax reclaims	1,075,120
Other assets	(13,841)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(10,272,777)
Payable for dividends and interest on investments sold short	99,170
Payable to affiliate	(153,348)
Payable to custodian	(411,040)
Payable for foreign withholding taxes and foreign capital gains taxes	(29,080)
Accrued expenses and other liabilities	(153,643)
Net cash provided from operating activities	106,175,783
Cash flows from financing activities
Proceeds from borrowings	20,397,070
Payments from borrowings	(20,397,070)
Proceeds from shares sold	45,810,467
Cost of shares repurchased	(147,812,847)
Dividends paid to shareholders	(4,779,475)
Net cash used in financing activities	(106,781,855)
Net increase (decrease) in cash and foreign currency	(606,072)
Cash and foreign currency, beginning of year	$1,711,495
Cash and foreign currency, end of year	$1,105,423
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(71,885,977)
Cash paid during the year for interest	$4,665

See accompanying notes to financial statements.

UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000[1]	0.000[1]	0.008	0.017	0.008
Net realized gain (loss)	(0.000)[1]	0.000[1]	—	0.000[1]	0.000[1]
Net increase (decrease) from operations	0.000[1]	0.000[1]	0.008	0.017	0.008
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.008)	(0.017)	(0.008)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.12%	0.01%	0.76%	1.72%	0.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.64%	0.65%	0.75%	0.90%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.26%	0.10%	0.49%	0.60%	0.60%
Net investment income (loss)	0.16%	0.01%	0.60%	1.71%	0.82%
Supplemental data:
Net assets, end of year (000's)	$420,920	$262,353	$316,103	$184,602	$188,794

1  Amount represents less than $0.0005 or $(0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$12.83	$13.03	$12.69	$12.34	$12.85
Net investment income (loss)[1]	0.14	0.13	0.26	0.30	0.24
Net realized and unrealized gain (loss)	(1.20)	0.04	0.48	0.46	(0.38)
Net increase (decrease) from operations	(1.06)	0.17	0.74	0.76	(0.14)
Dividends from net investment income	(0.30)	(0.37)	(0.40)	(0.41)	(0.37)
Net asset value, end of year	$11.47	$12.83	$13.03	$12.69	$12.34
Total investment return[2]	(8.25)%	1.20%	6.02%	6.27%	(1.12)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.19%[3]	1.14%	1.36%	1.38%	1.09%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.97%[3]	0.98%	1.20%	1.25%	0.97%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income (loss)	1.15%	0.98%	2.02%	2.42%	1.88%
Supplemental data:
Net assets, end of year (000's)	$23,265	$28,960	$31,498	$34,380	$30,489
Portfolio turnover	817%	796%	765%	905%	887%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$12.83	$13.04	$12.69	$12.35	$12.86
Net investment income (loss)[1]	0.17	0.16	0.30	0.33	0.27
Net realized and unrealized gain (loss)	(1.20)	0.03	0.48	0.45	(0.38)
Net increase (decrease) from operations	(1.03)	0.19	0.78	0.78	(0.11)
Dividends from net investment income	(0.33)	(0.40)	(0.43)	(0.44)	(0.40)
Net asset value, end of year	$11.47	$12.83	$13.04	$12.69	$12.35
Total investment return[2]	(8.01)%	1.46%	6.28%	6.44%	(0.87)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.05%[3]	0.95%	1.23%	1.25%	1.01%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.72%[3]	0.73%	0.97%	0.98%	0.72%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	1.40%	1.24%	2.35%	2.66%	2.12%
Supplemental data:
Net assets, end of year (000's)	$9,000	$13,535	$15,308	$25,481	$30,542
Portfolio turnover	817%	796%	765%	905%	887%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$12.84	$13.04	$12.70	$12.35	$12.86
Net investment income (loss)[1]	0.17	0.16	0.29	0.33	0.27
Net realized and unrealized gain (loss)	(1.20)	0.04	0.48	0.46	(0.38)
Net increase (decrease) from operations	(1.03)	0.20	0.77	0.79	(0.11)
Dividends from net investment income	(0.33)	(0.40)	(0.43)	(0.44)	(0.40)
Net asset value, end of year	$11.48	$12.84	$13.04	$12.70	$12.35
Total investment return[2]	(8.09)%	1.53%	6.20%	6.53%	(0.87)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.00%[3]	0.96%	1.18%	1.22%	0.93%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.72%[3]	0.73%	0.95%	1.00%	0.72%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	1.41%	1.23%	2.26%	2.66%	2.14%
Supplemental data:
Net assets, end of year (000's)	$230,495	$273,956	$281,524	$302,107	$321,912
Portfolio turnover	817%	796%	765%	905%	887%

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$12.78	$13.36	$12.44	$11.90	$12.34
Net investment income (loss)[1]	0.13	0.12	0.23	0.30	0.24
Net realized and unrealized gain (loss)	(1.40)	(0.22)	0.95	0.56	(0.42)
Net increase (decrease) from operations	(1.27)	(0.10)	1.18	0.86	(0.18)
Dividends from net investment income	(0.16)	(0.17)	(0.26)	(0.32)	(0.26)
Distributions from net realized gains	(0.19)	(0.31)	—	—	—
Total dividends and distributions	(0.35)	(0.48)	(0.26)	(0.32)	(0.26)
Net asset value, end of year	$11.16	$12.78	$13.36	$12.44	$11.90
Total investment return[2]	(10.08)%	(0.72)%	9.61%	7.33%	(1.43)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.14%	1.06%	1.04%[3]	1.05%[3]	1.00%[3]
Expenses after fee waivers and/or expense reimbursements	0.91%	0.91%	0.91%[3]	0.91%[3]	0.93%[3]
Net investment income (loss)	1.09%	0.95%	1.82%	2.52%	1.97%
Supplemental data:
Net assets, end of year (000's)	$9,475	$12,045	$13,475	$13,652	$14,254
Portfolio turnover	124%	416%	403%	511%	537%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$12.78	$13.36	$12.44	$11.90	$12.34
Net investment income (loss)[1]	0.16	0.16	0.26	0.33	0.27
Net realized and unrealized gain (loss)	(1.40)	(0.22)	0.95	0.56	(0.42)
Net increase (decrease) from operations	(1.24)	(0.06)	1.21	0.89	(0.15)
Dividends from net investment income	(0.19)	(0.21)	(0.29)	(0.35)	(0.29)
Distributions from net realized gains	(0.19)	(0.31)	—	—	—
Total dividends and distributions	(0.38)	(0.52)	(0.29)	(0.35)	(0.29)
Net asset value, end of year	$11.16	$12.78	$13.36	$12.44	$11.90
Total investment return[2]	(9.85)%	(0.47)%	9.89%	7.60%	(1.20)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%	0.96%	0.87%[3]	0.98%[3]	0.95%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%	0.66%	0.66%[3]	0.66%[3]	0.68%[3]
Net investment income (loss)	1.37%	1.22%	2.08%	2.77%	2.23%
Supplemental data:
Net assets, end of year (000's)	$198	$199	$271	$325	$293
Portfolio turnover	124%	416%	403%	511%	537%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$12.79	$13.36	$12.44	$11.90	$12.34
Net investment income (loss)[1]	0.16	0.15	0.26	0.33	0.27
Net realized and unrealized gain (loss)	(1.41)	(0.20)	0.95	0.56	(0.42)
Net increase (decrease) from operations	(1.25)	(0.05)	1.21	0.89	(0.15)
Dividends from net investment income	(0.19)	(0.21)	(0.29)	(0.35)	(0.29)
Distributions from net realized gains	(0.19)	(0.31)	—	—	—
Total dividends and distributions	(0.38)	(0.52)	(0.29)	(0.35)	(0.29)
Net asset value, end of year	$11.16	$12.79	$13.36	$12.44	$11.90
Total investment return[2]	(9.92)%	(0.39)%	9.89%	7.60%	(1.20)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%	0.85%	0.84%[3]	0.86%[3]	0.81%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%	0.66%	0.66%[3]	0.66%[3]	0.68%[3]
Net investment income (loss)	1.35%	1.20%	2.08%	2.77%	2.23%
Supplemental data:
Net assets, end of year (000's)	$255,082	$309,129	$323,819	$334,203	$352,865
Portfolio turnover	124%	416%	403%	511%	537%

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.33	$14.91	$13.91	$13.32	$13.81
Net investment income (loss)[1]	0.28	0.32	0.37	0.40	0.35
Net realized and unrealized gain (loss)	(1.81)	(0.14)	1.06	0.61	(0.47)
Net increase (decrease) from operations	(1.53)	0.18	1.43	1.01	(0.12)
Dividends from net investment income	(0.32)	(0.33)	(0.43)	(0.42)	(0.37)
Distributions from net realized gains	(0.17)	(0.43)	—	—	—
Total dividends and distributions	(0.49)	(0.76)	(0.43)	(0.42)	(0.37)
Net asset value, end of year	$12.31	$14.33	$14.91	$13.91	$13.32
Total investment return[2]	(10.95)%	1.25%	10.56%	7.69%	(0.89)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.03%[3]	1.00%	1.35%	1.56%	1.05%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.90%[3]	0.94%	1.28%	1.51%	1.01%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.90%	0.93%	0.93%	0.96%	0.96%
Net investment income (loss)	2.06%	2.19%	2.57%	2.98%	2.57%
Supplemental data:
Net assets, end of year (000's)	$12,073	$15,976	$18,980	$18,074	$13,652
Portfolio turnover	65%	147%	248%	308%	243%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.31	$14.88	$13.88	$13.29	$13.79
Net investment income (loss)[1]	0.31	0.35	0.40	0.43	0.38
Net realized and unrealized gain (loss)	(1.81)	(0.13)	1.06	0.62	(0.48)
Net increase (decrease) from operations	(1.50)	0.22	1.46	1.05	(0.10)
Dividends from net investment income	(0.35)	(0.36)	(0.46)	(0.46)	(0.40)
Distributions from net realized gains	(0.17)	(0.43)	—	—	—
Total dividends and distributions	(0.52)	(0.79)	(0.46)	(0.46)	(0.40)
Net asset value, end of year	$12.29	$14.31	$14.88	$13.88	$13.29
Total investment return[2]	(10.75)%	1.54%	10.78%	8.05%	(0.71)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	0.96%[3]	0.71%	1.30%	1.42%	0.93%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.65%[3]	0.69%	1.03%	1.24%	0.76%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.65%	0.68%	0.68%	0.71%	0.71%
Net investment income (loss)	2.32%	2.43%	2.83%	3.24%	2.81%
Supplemental data:
Net assets, end of year (000's)	$863	$1,033	$1,110	$1,364	$1,370
Portfolio turnover	65%	147%	248%	308%	243%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$14.32	$14.90	$13.90	$13.31	$13.81
Net investment income (loss)[1]	0.31	0.35	0.40	0.44	0.38
Net realized and unrealized gain (loss)	(1.81)	(0.14)	1.06	0.61	(0.48)
Net increase (decrease) from operations	(1.50)	0.21	1.46	1.05	(0.10)
Dividends from net investment income	(0.35)	(0.36)	(0.46)	(0.46)	(0.40)
Distributions from net realized gains	(0.17)	(0.43)	—	—	—
Total dividends and distributions	(0.52)	(0.79)	(0.46)	(0.46)	(0.40)
Net asset value, end of year	$12.30	$14.32	$14.90	$13.90	$13.31
Total investment return[2]	(10.74)%	1.51%	10.76%	8.04%	(0.71)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	0.81%[3]	0.78%	1.13%	1.32%	0.84%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.65%[3]	0.69%	1.03%	1.23%	0.76%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.65%	0.68%	0.68%	0.71%	0.71%
Net investment income (loss)	2.32%	2.44%	2.83%	3.25%	2.82%
Supplemental data:
Net assets, end of year (000's)	$562,834	$678,031	$693,664	$725,052	$758,303
Portfolio turnover	65%	147%	248%	308%	243%

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$13.45	$13.40	$13.23	$12.73	$13.08
Net investment income (loss)[1]	0.24	0.26	0.27	0.34	0.33
Net realized and unrealized gain (loss)	(1.12)	0.11	0.20	0.53	(0.32)
Net increase (decrease) from operations	(0.88)	0.37	0.47	0.87	0.01
Dividends from net investment income	(0.24)	(0.24)	(0.25)	(0.34)	(0.34)
Distributions from net realized gains	(0.05)	(0.08)	(0.05)	(0.03)	(0.02)
Total dividends and distributions	(0.29)	(0.32)	(0.30)	(0.37)	(0.36)
Net asset value, end of year	$12.28	$13.45	$13.40	$13.23	$12.73
Total investment return[2]	(6.68)%	2.81%	3.66%	6.92%	0.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%	0.93%	0.92%	0.92%	0.91%
Expenses after fee waivers and/or expense reimbursements	0.82%	0.82%	0.82%	0.82%	0.82%
Net investment income (loss)	1.90%	1.95%	2.07%	2.62%	2.58%
Supplemental data:
Net assets, end of year (000's)	$30,590	$37,068	$40,355	$45,403	$38,714
Portfolio turnover	14%	9%	10%	21%	19%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$13.45	$13.41	$13.23	$12.74	$13.08
Net investment income (loss)[1]	0.28	0.30	0.30	0.37	0.37
Net realized and unrealized gain (loss)	(1.12)	0.10	0.22	0.52	(0.32)
Net increase (decrease) from operations	(0.84)	0.40	0.52	0.89	0.05
Dividends from net investment income	(0.27)	(0.28)	(0.29)	(0.37)	(0.37)
Distributions from net realized gains	(0.05)	(0.08)	(0.05)	(0.03)	(0.02)
Total dividends and distributions	(0.32)	(0.36)	(0.34)	(0.40)	(0.39)
Net asset value, end of year	$12.29	$13.45	$13.41	$13.23	$12.74
Total investment return[2]	(6.37)%	2.99%	4.00%	7.10%	0.34%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.37%	1.44%	0.73%	0.73%	0.71%
Expenses after fee waivers and/or expense reimbursements	0.54%	0.57%	0.57%	0.57%	0.57%
Net investment income (loss)	2.18%	2.20%	2.31%	2.87%	2.83%
Supplemental data:
Net assets, end of year (000's)	$4	$4	$4	$68	$65
Portfolio turnover	14%	9%	10%	21%	19%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$13.46	$13.41	$13.24	$12.74	$13.08
Net investment income (loss)[1]	0.28	0.29	0.30	0.37	0.37
Net realized and unrealized gain (loss)	(1.13)	0.12	0.21	0.53	(0.32)
Net increase (decrease) from operations	(0.85)	0.41	0.51	0.90	0.05
Dividends from net investment income	(0.27)	(0.28)	(0.29)	(0.37)	(0.37)
Distributions from net realized gains	(0.05)	(0.08)	(0.05)	(0.03)	(0.02)
Total dividends and distributions	(0.32)	(0.36)	(0.34)	(0.40)	(0.39)
Net asset value, end of year	$12.29	$13.46	$13.41	$13.24	$12.74
Total investment return[2]	(6.43)%	3.06%	3.92%	7.18%	0.34%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%	0.68%	0.67%	0.67%	0.67%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income (loss)	2.15%	2.20%	2.30%	2.87%	2.84%
Supplemental data:
Net assets, end of year (000's)	$241,502	$281,012	$279,178	$298,844	$309,878
Portfolio turnover	14%	9%	10%	21%	19%

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.48	$10.58	$10.01	$9.73	$10.04
Net investment income (loss)[1]	0.06	0.07	0.09	0.11	0.09
Net realized and unrealized gain (loss)	(1.50)	0.14	0.64	0.32	(0.26)
Net increase (decrease) from operations	(1.44)	0.21	0.73	0.43	(0.17)
Dividends from net investment income	(0.18)	(0.11)	(0.16)	(0.15)	—
Distributions from net realized gains	(0.12)	(0.20)	—	—	—
Return of capital	(0.15)	—	—	—	(0.14)
Total dividends, distributions and return of capital	(0.45)	(0.31)	(0.16)	(0.15)	(0.14)
Net asset value, end of year	$8.59	$10.48	$10.58	$10.01	$9.73
Total investment return[2]	(14.31)%	2.04%	7.36%	4.48%	(1.72)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.33%	1.28%	1.27%	1.26%[3]	1.27%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.03%	1.03%	1.03%	1.03%[3]	1.09%[3]
Net investment income (loss)	0.67%	0.67%	0.88%	1.12%	0.93%
Supplemental data:
Net assets, end of year (000's)	$20,077	$26,309	$28,811	$30,448	$31,480
Portfolio turnover	188%	132%	136%	54%	221%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.41	$10.51	$9.96	$9.69	$10.00
Net investment income (loss)[1]	0.08	0.09	0.10	0.12	0.11
Net realized and unrealized gain (loss)	(1.50)	0.15	0.63	0.32	(0.26)
Net increase (decrease) from operations	(1.42)	0.24	0.73	0.44	(0.15)
Dividends from net investment income	(0.20)	(0.14)	(0.18)	(0.17)	—
Distributions from net realized gains	(0.11)	(0.20)	—	—	—
Return of capital	(0.16)	—	—	—	(0.16)
Total dividends, distributions and return of capital	(0.47)	(0.34)	(0.18)	(0.17)	(0.16)
Net asset value, end of year	$8.52	$10.41	$10.51	$9.96	$9.69
Total investment return[2]	(14.11)%	2.20%	7.47%	4.66%	(1.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.18%	1.12%	1.05%	1.10%[3]	1.15%[3]
Expenses after fee waivers and/or expense reimbursements	0.87%	0.87%	0.87%	0.87%[3]	0.94%[3]
Net investment income (loss)	0.83%	0.83%	1.04%	1.28%	1.08%
Supplemental data:
Net assets, end of year (000's)	$1,488	$1,777	$1,943	$2,182	$2,324
Portfolio turnover	188%	132%	136%	54%	221%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.46	$10.56	$10.00	$9.72	$10.03
Net investment income (loss)[1]	0.08	0.09	0.11	0.13	0.11
Net realized and unrealized gain (loss)	(1.50)	0.15	0.63	0.32	(0.26)
Net increase (decrease) from operations	(1.42)	0.24	0.74	0.45	(0.15)
Dividends from net investment income	(0.20)	(0.14)	(0.18)	(0.17)	—
Distributions from net realized gains	(0.11)	(0.20)	—	—	—
Return of capital	(0.16)	—	—	—	(0.16)
Total dividends, distributions and return of capital	(0.47)	(0.34)	(0.18)	(0.17)	(0.16)
Net asset value, end of year	$8.57	$10.46	$10.56	$10.00	$9.72
Total investment return[2]	(14.04)%	2.20%	7.54%	4.75%	(1.50)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.13%	1.09%	1.08%	1.09%[3]	1.09%[3]
Expenses after fee waivers and/or expense reimbursements	0.84%	0.84%	0.84%	0.84%[3]	0.90%[3]
Net investment income (loss)	0.86%	0.85%	1.07%	1.31%	1.12%
Supplemental data:
Net assets, end of year (000's)	$229,783	$290,345	$300,695	$328,278	$369,353
Portfolio turnover	188%	132%	136%	54%	221%

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.01	$9.28	$9.72	$9.81	$10.07
Net investment income (loss)[1]	0.46	0.50	0.50	0.53	0.53
Net realized and unrealized gain (loss)	(1.56)	0.73	(0.40)	(0.09)	(0.26)
Net increase (decrease) from operations	(1.10)	1.23	0.10	0.44	0.27
Dividends from net investment income	(0.52)	(0.50)	(0.54)	(0.53)	(0.53)
Net asset value, end of year	$8.39	$10.01	$9.28	$9.72	$9.81
Total investment return[2]	(11.39)%	13.48%	1.25%	4.66%	2.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.26%	1.25%	1.24%	1.23%[3]	1.22%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.06%	1.06%	1.06%	1.06%[3]	1.06%
Net investment income (loss)	4.90%	5.12%	5.39%	5.52%	5.29%
Supplemental data:
Net assets, end of year (000's)	$3,347	$4,662	$7,507	$5,813	$3,748
Portfolio turnover	51%	75%	82%	62%	63%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.06	$9.32	$9.76	$9.86	$10.10
Net investment income (loss)[1]	0.47	0.52	0.52	0.55	0.56
Net realized and unrealized gain (loss)	(1.55)	0.74	(0.40)	(0.10)	(0.25)
Net increase (decrease) from operations	(1.08)	1.26	0.12	0.45	0.31
Dividends from net investment income	(0.55)	(0.52)	(0.56)	(0.55)	(0.55)
Net asset value, end of year	$8.43	$10.06	$9.32	$9.76	$9.86
Total investment return[2]	(11.21)%	13.71%	1.49%	4.79%	3.06%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.96%	0.98%	0.93%	0.92%[3]	0.85%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.88%	0.88%	0.88%	0.88%[3]	0.79%
Net investment income (loss)	5.09%	5.24%	5.58%	5.69%	5.57%
Supplemental data:
Net assets, end of year (000's)	$574	$647	$568	$560	$534
Portfolio turnover	51%	75%	82%	62%	63%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE High Yield Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.01	$9.28	$9.73	$9.83	$10.09
Net investment income (loss)[1]	0.47	0.51	0.52	0.55	0.54
Net realized and unrealized gain (loss)	(1.55)	0.74	(0.40)	(0.10)	(0.25)
Net increase (decrease) from operations	(1.08)	1.25	0.12	0.45	0.29
Dividends from net investment income	(0.55)	(0.52)	(0.57)	(0.55)	(0.55)
Net asset value, end of year	$8.38	$10.01	$9.28	$9.73	$9.83
Total investment return[2]	(11.27)%	13.78%	1.40%	4.80%	2.96%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.11%	1.11%	1.10%	1.09%[3]	1.07%
Expenses after fee waivers and/or expense reimbursements	0.91%	0.91%	0.91%	0.91%[3]	0.91%
Net investment income (loss)	5.06%	5.21%	5.53%	5.66%	5.44%
Supplemental data:
Net assets, end of year (000's)	$220,172	$272,938	$258,345	$302,015	$347,364
Portfolio turnover	51%	75%	82%	62%	63%

Class P2

Period ended July 31,2022[4]
Net asset value, beginning of year	$10.06
Net investment income (loss)[1]	0.42
Net realized and unrealized gain (loss)	(1.60)
Net increase (decrease) from operations	(1.18)
Dividends from net investment income	(0.45)
Net asset value, end of year	$8.43
Total investment return[5]	(11.96)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%[6]
Expenses after fee waivers and/or expense reimbursements	0.44%[6]
Net investment income (loss)	5.45%[6]
Supplemental data:
Net assets, end of year (000's)	$20,233
Portfolio turnover	51%

3  Includes interest expense representing less than 0.005%.

4  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$25.34	$17.87	$21.57	$23.76	$23.70
Net investment income (loss)[1]	0.24	0.21	0.38	0.38	0.35
Net realized and unrealized gain (loss)	(0.57)	7.51	(2.83)	(0.40)	1.73
Net increase (decrease) from operations	(0.33)	7.72	(2.45)	(0.02)	2.08
Dividends from net investment income	(0.17)	(0.25)	(0.39)	(0.35)	(0.32)
Distributions from net realized gains	(4.12)	—	(0.86)	(1.82)	(1.70)
Total dividends and distributions	(4.29)	(0.25)	(1.25)	(2.17)	(2.02)
Net asset value, end of year	$20.72	$25.34	$17.87	$21.57	$23.76
Total investment return[2]	(1.88)%	43.50%	(12.41)%	1.06%	8.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%[3]	1.32%	1.47%	1.44%	1.46%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.10%[3]	1.32%	1.47%	1.44%	1.46%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.10%	1.12%	1.13%	1.11%	1.10%
Net investment income (loss)	1.03%	0.95%	1.91%	1.77%	1.46%
Supplemental data:
Net assets, end of year (000's)	$93,283	$103,828	$81,190	$107,796	$111,759
Portfolio turnover	42%	117%	72%	81%	68%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$25.40	$17.91	$21.64	$23.83	$23.77
Net investment income (loss)[1]	0.29	0.26	0.42	0.44	0.41
Net realized and unrealized gain (loss)	(0.57)	7.54	(2.84)	(0.40)	1.73
Net increase (decrease) from operations	(0.28)	7.80	(2.42)	0.04	2.14
Dividends from net investment income	(0.23)	(0.31)	(0.45)	(0.41)	(0.38)
Distributions from net realized gains	(4.12)	—	(0.86)	(1.82)	(1.70)
Total dividends and distributions	(4.35)	(0.31)	(1.31)	(2.23)	(2.08)
Net asset value, end of year	$20.77	$25.40	$17.91	$21.64	$23.83
Total investment return[2]	(2.80)%	43.81%	(12.22)%	1.35%	9.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.85%[3]	1.08%	1.55%	1.19%	1.21%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	0.89%[3,4]	1.08%	1.23%	1.19%	1.21%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%	0.88%	0.89%	0.86%	0.85%
Net investment income (loss)	1.25%	1.18%	2.15%	2.01%	1.71%
Supplemental data:
Net assets, end of year (000's)	$16,210	$17,611	$13,059	$16,463	$17,206
Portfolio turnover	42%	117%	72%	81%	68%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$25.27	$17.81	$21.51	$23.71	$23.66
Net investment income (loss)[1]	0.29	0.26	0.42	0.44	0.40
Net realized and unrealized gain (loss)	(0.57)	7.50	(2.82)	(0.42)	1.72
Net increase (decrease) from operations	(0.28)	7.76	(2.40)	0.02	2.12
Dividends from net investment income	(0.23)	(0.30)	(0.44)	(0.40)	(0.37)
Distributions from net realized gains	(4.12)	—	(0.86)	(1.82)	(1.70)
Total dividends and distributions	(4.35)	(0.30)	(1.30)	(2.22)	(2.07)
Net asset value, end of year	$20.64	$25.27	$17.81	$21.51	$23.71
Total investment return[2]	(1.66)%	43.92%	(12.24)%	1.28%	9.06%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.86%[3]	1.07%	1.24%	1.21%	1.23%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	0.87%[3,4]	1.07%	1.23%	1.21%	1.22%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.87%	0.88%	0.89%	0.88%	0.87%
Net investment income (loss)	1.27%	1.19%	2.16%	2.01%	1.69%
Supplemental data:
Net assets, end of year (000's)	$850,709	$1,018,933	$760,606	$1,008,741	$1,184,977
Portfolio turnover	42%	117%	72%	81%	68%
3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$28.94	$26.11	$24.27	$27.06	$25.18
Net investment income (loss)[1]	(0.08)	(0.19)	(0.02)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	(3.35)	7.99	5.61	1.74	4.55
Net increase (decrease) from operations	(3.43)	7.80	5.59	1.68	4.49
Distributions from net realized gains	(6.01)	(4.97)	(3.75)	(4.47)	(2.61)
Net asset value, end of year	$19.50	$28.94	$26.11	$24.27	$27.06
Total investment return[2]	(15.45)%	32.62%	26.36%	10.08%	18.72%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.13%[3]	1.16%[3]	1.14%[3]	1.14%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.13%[3]	1.13%[3]	1.13%[3]	1.14%[3]
Net investment income (loss)	(0.35)%	(0.69)%	(0.10)%	(0.27)%	(0.22)%
Supplemental data:
Net assets, end of year (000's)	$47,702	$63,320	$54,124	$48,197	$47,549
Portfolio turnover	78%	39%	42%	34%	41%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$31.29	$27.83	$25.61	$28.23	$26.12
Net investment income (loss)[1]	(0.02)	(0.12)	0.04	(0.01)	0.01
Net realized and unrealized gain (loss)	(3.70)	8.55	5.97	1.87	4.74
Net increase (decrease) from operations	(3.72)	8.43	6.01	1.86	4.75
Dividends from net investment income	—	—	(0.04)	(0.01)	(0.03)
Distributions from net realized gains	(6.01)	(4.97)	(3.75)	(4.47)	(2.61)
Total dividends and distributions	(6.01)	(4.97)	(3.79)	(4.48)	(2.64)
Net asset value, end of year	$21.56	$31.29	$27.83	$25.61	$28.23
Total investment return[2]	(15.18)%	32.89%	26.71%	10.38%	19.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.87%[3]	0.87%[3]	0.88%[3]	0.88%[3]	0.88%[3]
Expenses after fee waivers and/or expense reimbursements	0.87%[3]	0.87%[3]	0.88%[3]	0.88%[3]	0.88%[3]
Net investment income (loss)	(0.08)%	(0.42)%	0.15%	(0.02)%	0.05%
Supplemental data:
Net assets, end of year (000's)	$18,056	$22,743	$19,149	$16,329	$15,715
Portfolio turnover	78%	39%	42%	34%	41%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$30.89	$27.52	$25.37	$28.01	$25.94
Net investment income (loss)[1]	(0.03)	(0.12)	0.04	(0.00)[4]	0.01
Net realized and unrealized gain (loss)	(3.64)	8.46	5.90	1.84	4.70
Net increase (decrease) from operations	(3.67)	8.34	5.94	1.84	4.71
Dividends from net investment income	—	—	(0.04)	(0.01)	(0.03)
Distributions from net realized gains	(6.01)	(4.97)	(3.75)	(4.47)	(2.61)
Total dividends and distributions	(6.01)	(4.97)	(3.79)	(4.48)	(2.64)
Net asset value, end of year	$21.21	$30.89	$27.52	$25.37	$28.01
Total investment return[2]	(15.22)%	32.89%	26.72%	10.34%	19.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%[3]	0.90%[3]	0.92%[3]	0.90%[3]	0.90%[3]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.88%[3]	0.88%[3]	0.89%[3]
Net investment income (loss)	(0.10)%	(0.43)%	0.17%	(0.01)%	0.03%
Supplemental data:
Net assets, end of year (000's)	$867,605	$1,202,262	$1,099,813	$1,156,162	$1,327,262
Portfolio turnover	78%	39%	42%	34%	41%

3  Includes interest expense representing less than 0.005%.

4  Amount represents less than $0.005 per share

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$26.33	$16.88	$18.74	$21.05	$20.90
Net investment income (loss)[1]	0.06	0.02	0.08	0.10	0.07
Net realized and unrealized gain (loss)	(1.41)	9.53	(1.81)	(1.29)	2.49
Net increase (decrease) from operations	(1.35)	9.55	(1.73)	(1.19)	2.56
Dividends from net investment income	(0.05)	(0.10)	(0.13)	(0.13)	(0.02)
Distributions from net realized gains	(3.82)	—	—	(0.99)	(2.39)
Total dividends and distributions	(3.87)	(0.10)	(0.13)	(1.12)	(2.41)
Net asset value, end of year	$21.11	$26.33	$16.88	$18.74	$21.05
Total investment return[2]	(5.92)%	56.72%	(9.32)%	(4.68)%	12.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.20%[3]	1.20%	1.23%[3]	1.22%[3]	1.21%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.20%[3]	1.20%	1.23%[3]	1.22%[3]	1.21%
Net investment income (loss)	0.24%	0.09%	0.47%	0.52%	0.34%
Supplemental data:
Net assets, end of year (000's)	$17,436	$19,885	$13,279	$17,094	$18,342
Portfolio turnover	37%	50%	59%	68%	60%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$27.61	$17.69	$19.63	$22.00	$21.71
Net investment income (loss)[1]	0.11	0.07	0.14	0.16	0.15
Net realized and unrealized gain (loss)	(1.49)	9.98	(1.90)	(1.35)	2.58
Net increase (decrease) from operations	(1.38)	10.05	(1.76)	(1.19)	2.73
Dividends from net investment income	(0.10)	(0.13)	(0.18)	(0.19)	(0.05)
Distributions from net realized gains	(3.82)	—	—	(0.99)	(2.39)
Total dividends and distributions	(3.92)	(0.13)	(0.18)	(1.18)	(2.44)
Net asset value, end of year	$22.31	$27.61	$17.69	$19.63	$22.00
Total investment return[2]	(5.74)%	56.98%	(9.08)%	(4.44)%	13.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.98%[3]	1.00%	1.04%[3]	0.94%[3]	0.89%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.98%[3]	1.00%	1.04%[3]	0.94%[3]	0.89%
Net investment income (loss)	0.45%	0.29%	0.77%	0.79%	0.70%
Supplemental data:
Net assets, end of year (000's)	$143	$153	$105	$178	$232
Portfolio turnover	37%	50%	59%	68%	60%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$27.22	$17.45	$19.36	$21.69	$21.47
Net investment income (loss)[1]	0.10	0.06	0.12	0.13	0.11
Net realized and unrealized gain (loss)	(1.47)	9.85	(1.86)	(1.31)	2.55
Net increase (decrease) from operations	(1.37)	9.91	(1.74)	(1.18)	2.66
Dividends from net investment income	(0.09)	(0.14)	(0.17)	(0.16)	(0.05)
Distributions from net realized gains	(3.82)	—	—	(0.99)	(2.39)
Total dividends and distributions	(3.91)	(0.14)	(0.17)	(1.15)	(2.44)
Net asset value, end of year	$21.94	$27.22	$17.45	$19.36	$21.69
Total investment return[2]	(5.78)%	56.95%	(9.12)%	(4.49)%	13.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.01%[3]	1.02%	1.09%[3]	1.07%[3]	1.07%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.04%[3,7]	1.02%	1.04%[3]	1.04%[3]	1.06%
Net investment income (loss)	0.41%	0.28%	0.65%	0.69%	0.50%
Supplemental data:
Net assets, end of year (000's)	$381,341	$478,837	$338,418	$421,054	$517,363
Portfolio turnover	37%	50%	59%	68%	60%

Class P2

Period ended July 31, 2022[4]
Net asset value, beginning of year	$26.96
Net investment income (loss)[1]	(0.14)
Net realized and unrealized gain (loss)	(1.21)
Net increase (decrease) from operations	(1.35)
Dividends from net investment income	(0.03)
Distributions from net realized gains	(3.82)
Total dividends and distributions	(3.85)
Net asset value, end of year	$21.76
Total investment return[5]	(5.84)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.59%[3,6]
Expenses after fee waivers and/or expense reimbursements	2.07%[3,6]
Net investment income (loss)	(0.65)%[6]
Supplemental data:
Net assets, end of year (000's)	$1
Portfolio turnover	37%

4  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.72	$15.82	$16.82	$19.54	$16.79
Net investment income (loss)[1]	(0.09)	(0.15)	(0.10)	(0.12)	(0.12)
Net realized and unrealized gain (loss)	(3.38)	7.42	1.65	0.45	3.88
Net increase (decrease) from operations	(3.47)	7.27	1.55	0.33	3.76
Distributions from net realized gains	(7.48)	(1.37)	(2.55)	(3.05)	(1.01)
Net asset value, end of year	$10.77	$21.72	$15.82	$16.82	$19.54
Total investment return[2]	(22.59)%	47.35%	10.43%	4.67%	23.29%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.20%[3]	1.19%[3]	1.23%[3]	1.21%[3]	1.20%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.20%[3]	1.19%[3]	1.23%[3]	1.21%[3]	1.19%[3]
Net investment income (loss)	(0.60)%	(0.77)%	(0.64)%	(0.67)%	(0.66)%
Supplemental data:
Net assets, end of year (000's)	$21,148	$31,412	$23,755	$24,675	$24,749
Portfolio turnover	78%	98%	89%	135%	99%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.77	$17.87	$18.65	$21.26	$18.08
Net investment income (loss)[1]	(0.07)	(0.15)	(0.08)	(0.10)	(0.02)
Net realized and unrealized gain (loss)	(4.04)	8.42	1.85	0.54	4.21
Net increase (decrease) from operations	(4.11)	8.27	1.77	0.44	4.19
Distributions from net realized gains	(7.48)	(1.37)	(2.55)	(3.05)	(1.01)
Net asset value, end of year	$13.18	$24.77	$17.87	$18.65	$21.26
Total investment return[2]	(22.31)%	47.52%	10.60%	4.82%	23.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.96%[3]	2.20%[3]	1.21%[3]	0.92%[3]	0.69%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.07%[3,4]	1.08%[3]	1.08%[3]	1.08%[3,4]	0.67%[3]
Net investment income (loss)	(0.38)%	(0.66)%	(0.49)%	(0.54)%	(0.12)%
Supplemental data:
Net assets, end of year (000's)	$7	$36	$28	$49	$47
Portfolio turnover	78%	98%	89%	135%	99%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.07	$17.39	$18.21	$20.85	$17.82
Net investment income (loss)[1]	(0.08)	(0.13)	(0.08)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	(3.90)	8.18	1.81	0.51	4.14
Net increase (decrease) from operations	(3.98)	8.05	1.73	0.41	4.04
Distributions from net realized gains	(7.48)	(1.37)	(2.55)	(3.05)	(1.01)
Net asset value, end of year	$12.61	$24.07	$17.39	$18.21	$20.85
Total investment return[2]	(22.47)%	47.57%	10.64%	4.83%	23.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.04%[3]	1.03%[3]	1.09%[3]	1.07%[3]	1.06%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.04%[3]	1.03%[3]	1.08%[3]	1.07%[3]	1.05%[3]
Net investment income (loss)	(0.45)%	(0.60)%	(0.49)%	(0.52)%	(0.52)%
Supplemental data:
Net assets, end of year (000's)	$315,222	$475,618	$383,461	$433,053	$518,869
Portfolio turnover	78%	98%	89%	135%	99%

Class P2

Period ended July 31, 2022[5]
Net asset value, beginning of year	$24.66
Net investment income (loss)[1]	(0.32)
Net realized and unrealized gain (loss)	(4.48)
Net increase (decrease) from operations	(4.80)
Distributions from net realized gains	(7.48)
Net asset value, end of year	$12.38
Total investment return[6]	(25.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	3.06%[3,7]
Expenses after fee waivers and/or expense reimbursements/recoupments	2.72%[3,7]
Net investment income (loss)	(2.21)%[7]
Supplemental data:
Net assets, end of year (000's)	$1
Portfolio turnover	78%

5  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.03	$14.64	$15.00	$17.03	$16.23
Net investment income (loss)[1]	0.32	0.24	0.21	0.24	0.23
Net realized and unrealized gain (loss)	(2.46)	4.34	(0.18)	(1.13)	0.88
Net increase (decrease) from operations	(2.14)	4.58	0.03	(0.89)	1.11
Dividends from net investment income	(0.37)	(0.19)	(0.36)	(0.26)	(0.31)
Distributions from net realized gains	(1.02)	—	(0.03)	(0.88)	—
Total dividends and distributions	(1.39)	(0.19)	(0.39)	(1.14)	(0.31)
Net asset value, end of year	$15.50	$19.03	$14.64	$15.00	$17.03
Total investment return[2]	(12.06)%	31.41%	0.00%	(4.56)%	6.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.77%	1.64%	1.78%	1.88%	1.86%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.69%	1.58%	1.78%	1.88%	1.85%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.25%	1.25%	1.34%	1.34%	1.31%
Net investment income (loss)	1.80%	1.40%	1.42%	1.60%	1.37%
Supplemental data:
Net assets, end of year (000's)	$22,049	$28,773	$23,422	$27,264	$31,165
Portfolio turnover	36%	48%	32%	46%	78%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$18.95	$14.58	$14.93	$16.98	$16.17
Net investment income (loss)[1]	0.36	0.28	0.25	0.29	0.28
Net realized and unrealized gain (loss)	(2.45)	4.33	(0.17)	(1.15)	0.89
Net increase (decrease) from operations	(2.09)	4.61	0.08	(0.86)	1.17
Dividends from net investment income	(0.42)	(0.24)	(0.40)	(0.31)	(0.36)
Distributions from net realized gains	(1.02)	—	(0.03)	(0.88)	—
Total dividends and distributions	(1.44)	(0.24)	(0.43)	(1.19)	(0.36)
Net asset value, end of year	$15.42	$18.95	$14.58	$14.93	$16.98
Total investment return[2]	(11.86)%	31.77%	0.29%	(4.32)%	7.24%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.52%	1.36%	1.47%	1.62%	1.59%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.44%	1.33%	1.47%	1.62%	1.58%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%	1.00%	1.03%	1.07%	1.04%
Net investment income (loss)	2.06%	1.65%	1.71%	1.90%	1.63%
Supplemental data:
Net assets, end of year (000's)	$10,376	$12,596	$11,053	$11,977	$13,966
Portfolio turnover	36%	48%	32%	46%	78%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$18.90	$14.54	$14.90	$16.93	$16.13
Net investment income (loss)[1]	0.36	0.28	0.24	0.29	0.28
Net realized and unrealized gain (loss)	(2.44)	4.31	(0.17)	(1.13)	0.88
Net increase (decrease) from operations	(2.08)	4.59	0.07	(0.84)	1.16
Dividends from net investment income	(0.42)	(0.23)	(0.40)	(0.31)	(0.36)
Distributions from net realized gains	(1.02)	—	(0.03)	(0.88)	—
Total dividends and distributions	(1.44)	(0.23)	(0.43)	(1.19)	(0.36)
Net asset value, end of year	$15.38	$18.90	$14.54	$14.90	$16.93
Total investment return[2]	(11.84)%	31.74%	0.30%	(4.27)%	7.14%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.49%	1.36%	1.49%	1.60%	1.59%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.44%	1.33%	1.49%	1.60%	1.58%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%	1.00%	1.05%	1.05%	1.03%
Net investment income (loss)	2.07%	1.65%	1.70%	1.89%	1.66%
Supplemental data:
Net assets, end of year (000's)	$781,868	$995,293	$815,785	$948,956	$1,138,165
Portfolio turnover	36%	48%	32%	46%	78%

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$16.87	$13.79	$12.99	$13.61	$13.59
Net investment income (loss)[1]	0.22	0.05	0.12	0.16	0.13
Net realized and unrealized gain (loss)	(3.42)	3.18	0.80	(0.58)	0.03
Net increase (decrease) from operations	(3.20)	3.23	0.92	(0.42)	0.16
Dividends from net investment income	(0.23)	(0.15)	(0.12)	(0.20)	(0.14)
Distributions from net realized gains	(1.43)	—	—	—	—
Total dividends and distributions	(1.66)	(0.15)	(0.12)	(0.20)	(0.14)
Net asset value, end of year	$12.01	$16.87	$13.79	$12.99	$13.61
Total investment return[2]	(20.49)%	23.45%	6.97%	(2.91)%	1.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.75%[3]	1.66%[3]	1.72%[3]	1.71%[3]	1.72%[3]
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.55%[3]	1.65%[3]	1.70%[3]	1.70%[3]
Net investment income (loss)	1.53%	0.33%	0.92%	1.24%	0.89%
Supplemental data:
Net assets, end of year (000's)	$3,456	$5,033	$4,605	$4,512	$3,811
Portfolio turnover	57%	82%	79%	52%	65%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.04	$13.92	$13.11	$13.73	$13.70
Net investment income (loss)[1]	0.26	0.09	0.15	0.19	0.17
Net realized and unrealized gain (loss)	(3.45)	3.21	0.81	(0.59)	0.03
Net increase (decrease) from operations	(3.19)	3.30	0.96	(0.40)	0.20
Dividends from net investment income	(0.28)	(0.18)	(0.15)	(0.22)	(0.17)
Distributions from net realized gains	(1.43)	—	—	—	—
Total dividends and distributions	(1.71)	(0.18)	(0.15)	(0.22)	(0.17)
Net asset value, end of year	$12.14	$17.04	$13.92	$13.11	$13.73
Total investment return[2]	(20.29)%	23.78%	7.29%	(2.74)%	1.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.54%[3]	1.40%[3]	1.40%[3]	1.47%[3]	1.45%[3]
Expenses after fee waivers and/or expense reimbursements	1.20%[3]	1.30%[3]	1.40%[3]	1.45%[3]	1.45%[3]
Net investment income (loss)	1.81%	0.56%	1.16%	1.45%	1.15%
Supplemental data:
Net assets, end of year (000's)	$4,245	$5,630	$6,067	$6,424	$7,419
Portfolio turnover	57%	82%	79%	52%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$16.95	$13.85	$13.04	$13.65	$13.63
Net investment income (loss)[1]	0.26	0.10	0.15	0.19	0.16
Net realized and unrealized gain (loss)	(3.43)	3.18	0.81	(0.58)	0.03
Net increase (decrease) from operations	(3.17)	3.28	0.96	(0.39)	0.19
Dividends from net investment income	(0.28)	(0.18)	(0.15)	(0.22)	(0.17)
Distributions from net realized gains	(1.43)	—	—	—	—
Total dividends and distributions	(1.71)	(0.18)	(0.15)	(0.22)	(0.17)
Net asset value, end of year	$12.07	$16.95	$13.85	$13.04	$13.65
Total investment return[2]	(20.28)%	23.75%	7.24%	(2.70)%	1.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.54%[3]	1.44%[3]	1.51%[3]	1.49%[3]	1.50%[3]
Expenses after fee waivers and/or expense reimbursements	1.20%[3]	1.30%[3]	1.40%[3]	1.45%[3]	1.45%[3]
Net investment income (loss)	1.81%	0.59%	1.14%	1.45%	1.14%
Supplemental data:
Net assets, end of year (000's)	$288,057	$386,507	$345,431	$376,722	$437,363
Portfolio turnover	57%	82%	79%	52%	65%

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$8.42	$6.13	$7.74	$7.65	$7.69
Net investment income (loss)[1]	0.06	0.08	0.12	0.14	0.21
Net realized and unrealized gain (loss)	(0.98)	2.38	(1.37)	0.18	0.06
Net increase (decrease) from operations	(0.92)	2.46	(1.25)	0.32	0.27
Dividends from net investment income	(0.22)	(0.17)	(0.36)	(0.23)	(0.27)
Distributions from net realized gains	—	—	—	—	(0.04)
Return of capital	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.24)	(0.17)	(0.36)	(0.23)	(0.31)
Net asset value, end of year	$7.26	$8.42	$6.13	$7.74	$7.65
Total investment return[2]	(11.29)%	40.73%	(17.00)%	4.53%	3.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.58%[3]	1.62%[3]	1.59%[3]	1.56%[3]	1.50%[3]
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.45%[3]	1.45%[3]	1.45%[3]	1.45%[3]
Net investment income (loss)	0.72%	1.06%	1.69%	1.81%	2.82%
Supplemental data:
Net assets, end of year (000's)	$321	$409	$307	$491	$370
Portfolio turnover	76%	117%	111%	68%	73%

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$8.08	$5.89	$7.46	$7.37	$7.42
Net investment income (loss)[1]	0.07	0.09	0.13	0.16	0.22
Net realized and unrealized gain (loss)	(0.93)	2.28	(1.31)	0.18	0.07
Net increase (decrease) from operations	(0.86)	2.37	(1.18)	0.34	0.29
Dividends from net investment income	(0.24)	(0.18)	(0.39)	(0.25)	(0.30)
Distributions from net realized gains	—	—	—	—	(0.04)
Return of capital	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.26)	(0.18)	(0.39)	(0.25)	(0.34)
Net asset value, end of year	$6.96	$8.08	$5.89	$7.46	$7.37
Total investment return[2]	(11.04)%	41.05%	(16.85)%	4.92%	3.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.56%[3]	1.65%[3]	1.59%[3]	1.57%[3]	1.53%[3]
Expenses after fee waivers and/or expense reimbursements	1.20%[3]	1.20%[3]	1.20%[3]	1.20%[3]	1.20%[3]
Net investment income (loss)	0.97%	1.32%	1.97%	2.20%	3.08%
Supplemental data:
Net assets, end of year (000's)	$90,302	$114,494	$87,866	$121,187	$137,069
Portfolio turnover	76%	117%	111%	68%	73%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

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PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$11.30	$11.05	$10.60	$10.85	$10.71
Net investment income (loss)[1]	(0.14)	(0.17)	(0.06)	0.01	(0.02)
Net realized and unrealized gain (loss)	0.01	0.96	0.51	0.03	0.16
Net increase (decrease) from operations	(0.13)	0.79	0.45	0.04	0.14
Dividends from net investment income	—	(0.14)	—	—	—
Distributions from net realized gains	(0.69)	(0.40)	—	(0.29)	—
Total dividends and distributions	(0.69)	(0.54)	—	(0.29)	—
Net asset value, end of year	$10.48	$11.30	$11.05	$10.60	$10.85
Total investment return[2]	(1.17)%	7.21%	4.25%	0.52%	1.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.92%	2.93%	2.80%	2.65%	2.36%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.65%	2.81%	2.62%	2.58%	2.27%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.88%	1.88%	1.88%	1.85%	1.76%
Net investment income (loss)	(1.27)%	(1.47)%	(0.57)%	0.10%	(0.16)%
Supplemental data:
Net assets, end of year (000's)	$4,727	$5,995	$6,460	$8,394	$7,208
Portfolio turnover	406%	418%	491%	447%	346%

Class Y

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$11.31	$11.06	$10.60	$10.82	$10.65
Net investment income (loss)[1]	(0.11)	(0.14)	(0.04)	0.04	0.01
Net realized and unrealized gain (loss)	—	0.96	0.52	0.03	0.16
Net increase (decrease) from operations	(0.11)	0.82	0.48	0.07	0.17
Dividends from net investment income	—	(0.17)	(0.02)	—	—
Distributions from net realized gains	(0.69)	(0.40)	—	(0.29)	—
Total dividends and distributions	(0.69)	(0.57)	(0.02)	(0.29)	—
Net asset value, end of year	$10.51	$11.31	$11.06	$10.60	$10.82
Total investment return[2]	(0.80)%	7.40%	4.56%	0.80%	1.41%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.68%	2.68%	2.56%	2.38%	2.11%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.39%	2.57%	2.38%	2.31%	2.02%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.63%	1.63%	1.59%	1.51%
Net investment income (loss)	(1.00)%	(1.22)%	(0.38)%	0.36%	0.09%
Supplemental data:
Net assets, end of year (000's)	$410	$436	$402	$386	$544
Portfolio turnover	406%	418%	491%	447%	346%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Alternative Strategies Investments

Financial highlights (concluded)

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$11.26	$11.01	$10.55	$10.78	$10.61
Net investment income (loss)[1]	(0.11)	(0.14)	(0.04)	0.03	0.01
Net realized and unrealized gain (loss)	0.01	0.96	0.52	0.03	0.16
Net increase (decrease) from operations	(0.10)	0.82	0.48	0.06	0.17
Dividends from net investment income	—	(0.17)	(0.02)	—	—
Distributions from net realized gains	(0.69)	(0.40)	—	(0.29)	—
Total dividends and distributions	(0.69)	(0.57)	(0.02)	(0.29)	—
Net asset value, end of year	$10.47	$11.26	$11.01	$10.55	$10.78
Total investment return[2]	(0.90)%	7.53%	4.46%	0.90%	1.32%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.67%	2.68%	2.56%	2.42%	2.13%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.40%	2.57%	2.38%	2.35%	2.04%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.63%	1.63%	1.62%	1.53%
Net investment income (loss)	(1.01)%	(1.22)%	(0.35)%	0.33%	0.08%
Supplemental data:
Net assets, end of year (000's)	$391,351	$447,508	$450,402	$520,531	$615,778
Portfolio turnover	406%	418%	491%	447%	346%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for UBS Government Money Market Investments Fund and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each Portfolio currently offers Class A, Class Y, Class P, and Class P2 shares, with the exception of UBS Government Money Market Investments Fund, which currently offers Class P shares only, and PACE Global Real Estate Securities Investments, which only has Class A, Class P, and Class P2 shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges certain transfer agency and related services expenses and class specific fee/expense waiver arrangements. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y, Class P and Class P2 shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that UBS Government Money Market Investments Fund shares are also available to participants in the PACESM Multi Advisor Program. Class P2 shares are only available for purchase by a limited group of investors, including on behalf of certain investors of a fee-based program or other advisory programs in which UBS AM exercises investment discretion and for which such investors pay UBS AM a fee, or pay an affiliate of UBS AM a fee, and UBS AM receives compensation, to participate in such programs; on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such investors pay an advisory fee; and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

PACE Select Advisors Trust

Notes to financial statements

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

UBS Government Money Market Investments Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In January 2021, the FASB issued Accounting Standards ("FASB") Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update become effective no later than December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolios' financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

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Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Portfolios in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios' to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may

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cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio's performance or NAV. Certain LIBOR tenors were discontinued by the end of 2021, while the discontinuation of others have been extended to June 2023.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the issuers of the Portfolios' investments. The extent of the impact to the financial performance of the Portfolio will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

At July 31, 2022, PACE Global Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Alternative Strategies Investments had exposure to Russian or Ukrainian securities. Such exposure was limited to less than 1% of each such Fund's assets as of such date, with the exception of PACE International Emerging Markets Equity Investments. PACE International Emerging Markets Equity Investments had 3.8% of its assets in such securities as of January 31, 2022, which holdings were subsequently sold or declined in value to represent under 1% of that Portfolio's assets. The escalating conflict between Ukraine and the Russian Federation, especially after Russia invaded Ukraine in March 2022, has resulted in significant volatility and uncertainty in financial markets. NATO, EU and G7 member countries have imposed severe and coordinated sanctions against Russia. Restrictive measures have also been imposed by Russia, and some securities traded in that country have materially declined in value and/or may no longer be tradable. These actions have resulted in significant disruptions to investing activities and businesses with operations in Russia. The longer-term impact to geopolitical norms, supply chains and investment valuations is uncertain.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), UBS Government Money Market Investments Fund has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", UBS Government Money Market Investments Fund values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

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Each Portfolio (other than UBS Government Money Market Investments Fund) calculates its net asset value based on the current market value, where available, for its Portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker- dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

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OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair value determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Investments

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

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Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a

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period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—Certain Portfolios may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Portfolio estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Portfolio updates its accounting and/or tax books and records.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. Certain Portfolios obtain securities on terms that allow it to resell or repledge the securities to others.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolios upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a Portfolio's investment strategies and limitations, may require the Portfolios to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or sub-advised by UBS AM. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its Portfolios at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the

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securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's portfolio footnotes.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

During the period ended July 31, 2022, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized reverse repurchase agreement transactions.

The table below represents the remaining contractual maturity as of July 31, 2022, of the reverse repurchase agreement transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse repurchase agreements	$—	$6,058,357	$—	$—	$—

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales "against the box"—Each Portfolio (other than UBS Government Money Market Investments Fund and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio.

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Treasury Inflation Protected Securities—The Portfolios may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the period ended July 31, 2022, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

PACE Mortgage-Backed Securities Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$—	$—	$—	$—

PACE Strategic Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$—	$—	$—	$—

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

PACE Select Advisors Trust

Notes to financial statements

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the period ended July 31, 2022, PACE Global Real Estate Securities Investments did not engage in uncovered short sale transactions.

Unfunded loan commitments—A Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statement of assets and liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Portfolio's NAV as if the Portfolio had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

Under the terms of the contract, the Portfolio has the option to assign (sell) all or portion of the unfunded loan commitment. Upon the completion of such assignment, the Portfolio is released from its rights and obligations pertaining to the portion of the unfunded loan commitment assigned. When the Portfolio sells a portion of an unfunded loan commitment, the portion sold is removed from the Portfolio of investments and the unsettled amount is reflected as unfunded loan commitments sold on the Statement of assets and liabilities until settlement date. Once settled, the portion of the unfunded loan commitment assigned is relieved from the Portfolio's unfunded loan commitments liability.

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Portfolios pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

PACE Select Advisors Trust

Notes to financial statements

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolio trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolio will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Portfolio will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At July 31, 2022, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments had maximum payout amounts of approximately $4,707,065,000, $3,557,542,000 and $4,647,814 respectively, relating to written put option contracts.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

PACE Select Advisors Trust

Notes to financial statements

Futures contracts, if any, are shown as fund holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the Portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit

PACE Select Advisors Trust

Notes to financial statements

default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Portfolio will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually

PACE Select Advisors Trust

Notes to financial statements

entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's portfolio of investments is representative of the volume of derivatives outstanding during the period ended July 31, 2022.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of July 31, 2022 is reflected in the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2022, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$626,426	$—	$—	$—	$626,426
Swap agreements	7,235,871	—	—	—	7,235,871
Total value	$7,862,297	$—	$—	$—	$7,862,297
PACE Intermediate Fixed Income Investments
Futures contracts	$398,928	$—	$—	$—	$398,928
Swap agreements	1,898	—	2,243	—	4,141
Forward foreign currency contracts	—	208,369	—	—	208,369
Total value	$400,826	$208,369	$2,243	$—	$611,438
PACE Strategic Fixed Income Investments
Futures contracts	$1,908,991	$—	$—	$—	$1,908,991
Swap agreements	3,899,790	—	1,036,703	231,133	5,167,626
Forward foreign currency contracts	—	632,910	—	—	632,910
Total value	$5,808,781	$632,910	$1,036,703	$231,133	$7,709,527
PACE Global Fixed Income Investments
Futures contracts	$1,677,075	$—	$—	$—	$1,677,075
Forward foreign currency contracts	—	843,443	—	—	843,443
Total value	$1,677,075	$843,443	$—	$—	$2,520,518
PACE High Yield Investments
Forward foreign currency contracts	$—	$204,552	$—	$—	$204,552
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$4,492,743	$4,492,743
Futures contracts	—	—	—	36,095	36,095
Swap agreements	—	—	47,142	1,854,704	1,901,846
Forward foreign currency contracts	—	5,336,442	—	—	5,336,442
Total value	$—	$5,336,442	$47,142	$6,383,542	$11,767,126

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions written	$(1,573,604)	$—	$—	$—	$(1,573,604)
Swap agreements	(851,268)	—	—	—	(851,268)
Total	$(2,424,872)	$—	$—	$—	$(2,424,872)
PACE Intermediate Fixed Income Investments
Options and swaptions written	$(65,805)	$—	$—	$—	$(65,805)
Futures contracts	(444,367)	—	—	—	(444,367)
Swap agreements	(243,049)	—	—	—	(243,049)
Total	$(753,221)	$—	$—	$—	$(753,221)
PACE Strategic Fixed Income Investments
Options and swaptions written	$(224,604)	$(2,140)	$—	$—	$(226,744)
Futures contracts	(598,226)	—	—	—	(598,226)
Swap agreements	(186,880)	—	(761,614)	—	(948,494)
Forward foreign currency contracts	—	(739,372)	—	—	(739,372)
Total	$(1,009,710)	$(741,512)	$(761,614)	$—	$(2,512,836)
PACE Global Fixed Income Investments
Futures contracts	$(1,478,810)	$—	$—	$—	$(1,478,810)
Forward foreign currency contracts	—	(1,086,565)	—	—	(1,086,565)
Total	$(1,478,810)	$(1,086,565)	$—	$—	$(2,565,375)
PACE High Yield Investments
Forward foreign currency contracts	$—	$(132,929)	$—	$—	$(132,929)
PACE Alternative Strategies Investments
Options and swaptions written	$—	$—	$—	$(4,073,532)	$(4,073,532)
Futures contracts	—	—	—	(1,667,608)	(1,667,608)
Swap agreements	(268,493)	—	—	(1,241,473)	(1,509,966)
Forward foreign currency contracts	—	(7,259,032)	—	—	(7,259,032)
Total	$(268,493)	$(7,259,032)	$—	$(6,982,613)	$(14,510,138)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements

During the year ended July 31, 2022, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$123,013	$—	$—	$—	$123,013
Options and swaptions written	2,301,307	—	—	—	2,301,307
Futures contracts	284,352	—	—	—	284,352
Swap agreements	(1,373,193)	—	—	—	(1,373,193)
Total net realized gains (loss)	$1,335,479	$—	$—	$—	$1,335,479
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$387,490	$—	$—	$—	$387,490
Options and swaptions written	(493,569)	—	—	—	(493,569)
Futures contracts	759,406	—	—	—	759,406
Swap agreements	496,198	—	(1,333)	—	494,865
Forward foreign currency contracts	—	2,064,880	—	—	2,064,880
Total net realized gains (loss)	$1,149,525	$2,064,880	$(1,333)	$—	$3,213,072
PACE Strategic Fixed Income Investments
Options and swaptions written	$(604,364)	$—	$—	$—	$(604,364)
Futures contracts	(7,392,239)	—	—	—	(7,392,239)
Swap agreements	(342,877)	—	(315,408)	—	(658,285)
Forward foreign currency contracts	—	1,547,206	—	—	1,547,206
Total net realized gains (loss)	$(8,339,480)	$1,547,206	$(315,408)	$—	$(7,107,682)
PACE Global Fixed Income Investments
Futures contracts	$5,441,916	$—	$—	$—	$5,441,916
Forward foreign currency contracts	—	(1,994,912)	—	—	(1,994,912)
Total net realized gains (loss)	$5,441,916	$(1,994,912)	$—	$—	$3,447,004
PACE High Yield Investments
Forward foreign currency contracts	$—	$10,323,668	$—	$—	$10,323,668
PACE International Equity Investments
Forward foreign currency contracts	$—	$(17,250)	$—	$—	$(17,250)
PACE International Emerging Markets Equity Investments
Forward foreign currency contracts	$—	$26,014	$—	$—	$26,014
PACE Alternative Strategies Investments
Options and swaptions purchased	$3,606,045	$—	$—	$(3,312,752)	$293,293
Options and swaptions written	—	—	—	2,523,203	2,523,203
Futures contracts	3,032,373	—	—	3,380,339	6,412,712
Swap agreements	1,268,584	—	(294,966)	(2,052,283)	(1,078,665)
Forward foreign currency contracts	—	1,385,580	—	—	1,385,580
Total net realized gains (loss)	$7,907,002	$1,385,580	$(294,966)	$538,507	$9,536,123

PACE Select Advisors Trust

Notes to financial statements

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

During the year ended July 31, 2022, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$613,873	$—	$—	$—	$613,873
Options and swaptions written	(1,233,534)	—	—	—	(1,233,534)
Futures contracts	92,479	—	—	—	92,479
Swap agreements	4,396,766	—	—	—	4,396,766
Net change in appreciation (depreciation)	$3,869,584	$—	$—	$—	$3,869,584
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$(20,170)	$—	$—	$—	$(20,170)
Options and swaptions written	(259,442)	—	—	—	(259,442)
Futures contracts	569,263	—	—	—	569,263
Swap agreements	(355,503)	—	6,851	—	(348,652)
Foreign forward currency contracts	—	(243,773)	—	—	(243,773)
Net change in appreciation (depreciation)	$(65,852)	$(243,773)	$6,851	$—	$(302,774)
PACE Strategic Fixed Income Investments
Options and swaptions written	$260,615	$120,421	$—	$—	$381,036
Futures contracts	488,430	—	—	—	488,430
Swap agreements	890,231	—	(1,804,713)	217,085	(697,397)
Foreign forward currency contracts	—	(9,278)	—	—	(9,278)
Net change in appreciation (depreciation)	$1,639,276	$111,143	$(1,804,713)	$217,085	$162,791
PACE Global Fixed Income Investments
Futures contracts	$441,669	$—	$—	$—	$441,669
Foreign forward currency contracts	—	(72,282)	—	—	(72,282)
Net change in appreciation (depreciation)	$441,669	$(72,282)	$—	$—	$369,387
PACE High Yield Investments
Foreign forward currency contracts	$—	$251,389	$—	$—	$251,389
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$403,352	$403,352
Options and swaptions written	—	—	—	124,085	124,085
Futures contracts	(185,727)	—	—	(1,718,227)	(1,903,954)
Swap agreements	(745,188)	—	(310,405)	2,518,561	1,462,968
Foreign forward currency contracts	—	(1,937,142)	—	—	(1,937,142)
Net change in appreciation (depreciation)	$(930,915)	$(1,937,142)	$(310,405)	$1,327,771	$(1,850,691)

PACE Select Advisors Trust

Notes to financial statements

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce their credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At July 31, 2022, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$7,862,297	$(2,424,872)
Derivatives not subject to a MNA or similar agreements	(7,235,871)	851,268
Total gross amount of assets and liabilities subject to MNA or similar agreements	$626,426	$(1,573,604)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BOA	$186,369	$(186,369)	$—	$—
CITI	7,756	(7,756)	—	—
DB	242,285	(1)	—	242,284
JPMCB	156,338	(78,309)	—	78,029
MSCI	33,678	(33,678)	—	—
Total	$626,426	$(306,113)	$—	$320,313
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BNP	$(16)	$—	$—	$(16)
BOA	(481,815)	186,369	—	(295,446)
CITI	(631,994)	7,756	—	(624,238)
DB	(1)	1	—	—
JPMCB	(78,309)	78,309	—	—
MSCI	(381,469)	33,678	—	(347,791)
Total	$(1,573,604)	$306,113	$—	$(1,267,491)

PACE Select Advisors Trust

Notes to financial statements

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

At July 31, 2022, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$611,438	$(753,221)
Derivatives not subject to a MNA or similar agreements	(400,826)	687,416
Total gross amount of assets and liabilities subject to MNA or similar agreements	$210,612	$(65,805)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$208,369	$—	$—	$208,369
BOA	193	(193)	—	—
JPMCB	2,050	—	—	2,050
Total	$210,612	$(193)	$—	$210,419
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(19,351)	$193	$—	$(19,158)
GS	(46,454)	—	—	(46,454)
Total	$(65,805)	$193	$—	$(65,612)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2022, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$7,709,527	$(2,512,836)
Derivatives not subject to a MNA or similar agreements	(6,845,484)	1,374,276
Total gross amount of assets and liabilities subject to MNA or similar agreements	$864,043	$(1,138,560)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$63,355	$—	$—	$63,355
BNP	156,701	(8,714)	—	147,987
BOA	87,130	(87,130)	—	—
CITI	92,042	(91,264)	(778)	—
GSI	235,129	(235,129)	—	—
HSBC	193,564	(193,564)	—	—
JPMCB	36,122	(36,122)	—	—
Total	$864,043	$(651,923)	$(778)	$211,342
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BNP	$(8,714)	$8,714	$—	$—
BOA	(123,519)	87,130	—	(36,389)
CITI	(91,264)	91,264	—	—
DB	(30,418)	—	—	(30,418)
GSI	(309,748)	235,129		(74,619)
HSBC	(320,354)	193,564	—	(126,790)
JPMCB	(150,298)	36,122	—	(114,176)
MSCI	(66,137)	—	66,137	—
NAT	(38,108)	—	—	(38,108)
Total	$(1,138,560)	$651,923	$66,137	$(420,500)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2022, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$2,520,518	$(2,565,375)
Derivatives not subject to a MNA or similar agreements	(1,677,075)	1,478,810
Total gross amount of assets and liabilities subject to MNA or similar agreements	$843,443	$(1,086,565)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$12,088	$(7,382)	$—	$4,706
BNP	70,730	(70,730)	—	—
BOA	4,476	(4,476)	—	—
CITI	340,416	(35,816)	—	304,600
GSI	70,976	(70,976)	—	—
HSBC	88,135	(87,243)	—	892
RBC	148,685	—	—	148,685
SCB	8,779	(8,779)	—	—
SSC	95,030	(95,030)	—	—
TD	4,128	—	—	4,128
Total	$843,443	$(380,432)	$—	$463,011
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(7,382)	$7,382	$—	$—
BNP	(128,498)	70,730	—	(57,768)
BOA	(57,541)	4,476	—	(53,065)
CITI	(35,816)	35,816	—	—
GSI	(145,053)	70,976	—	(74,077)
HSBC	(87,243)	87,243	—	—
SCB	(412,250)	8,779	—	(403,471)
SSC	(212,782)	95,030	—	(117,752)
Total	$(1,086,565)	$380,432	$—	$(706,133)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2022, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$204,552	$(132,929)
Derivatives not subject to a MNA or similar agreements[1]	(204,552)	132,929
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

At July 31, 2022, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$11,767,126	$(14,510,138)
Derivatives not subject to a MNA or similar agreements[1]	(83,237)	1,936,101
Total gross amount of assets and liabilities subject to MNA or similar agreements	$11,683,889	$(12,574,037)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$2,880,231	$(2,880,231)	$—	$—
BNP	37,455	(37,455)	—	—
BOA	118,993	(104,842)	—	14,151
CITI	17,278	(17,278)	—	—
GS	97,720	—	—	97,720
JPMCB	5,386,858	(4,807,214)	(247,411)	332,233
MSCI	3,127,098	(2,870,423)	—	256,675
SG	18,256	(18,256)	—	—
Total	$11,683,889	$(10,735,699)	$(247,411)	$700,779

PACE Select Advisors Trust

Notes to financial statements

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(4,359,203)	$2,880,231	$60,000	$(1,418,972)
BNP	(183,468)	37,455	110,000	(36,013)
BOA	(104,842)	104,842	—	—
CITI	(220,752)	17,278	120,000	(83,474)
JPMCB	(4,807,214)	4,807,214	—	—
MSCI	(2,870,423)	2,870,423	—	—
SG	(28,135)	18,256	—	(9,879)
Total	$(12,574,037)	$10,735,699	$290,000	$(1,548,338)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2022:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS Government Money Market Investments Fund	0.250%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Subadvisory Agreements, with the exception of UBS Government Money Market Investments Fund, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Neuberger Berman Investment Advisers LLC Pacific Investment Management Company LLC

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment subadvisor
PACE Municipal Fixed Income Investments	Insight North America LLC (formerly, Mellon Investments Corporation)
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Artisan Partners, LP Pzena Investment Management, LLC Wellington Management Company LLP
PACE Large Co Growth Equity Investments	GQG Partners LLC J.P. Morgan Investment Management Inc. Polen Capital Management, LLC
PACE Small/Medium Co Value Equity Investments	Huber Capital Management LLC Kayne Anderson Rudnick, LLC Sapience Investments, LLC
PACE Small/Medium Co Growth Equity Investments	Calamos Advisors LLC Jacobs Levy Equity Management, Inc Riverbridge Partners, LLC
PACE International Equity Investments	Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd. Robert W. Baird & Co. Incorporated
PACE International Emerging Markets Equity Investments	ARGA Investment Management, LP Mondrian Investment Partners Ltd. RWC Asset Advisors (US) LLC William Blair & Company LLC
PACE Global Real Estate Securities Investments	MFS Investment Management
PACE Alternative Strategies Investments[1]	Aviva Investors Americas, LLC
DLD Asset Management LP
First Quadrant L.P.
Kettle Hill Capital Management, LLC
Magnetar Asset Management LLC
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Allspring Global Investments, LLC

1 UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

At July 31, 2022, certain Portfolios owe, or are (owed by), UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS AM
UBS Government Money Market Investments Fund	$84,471
PACE Mortgage-Backed Securities Fixed Income Investments	99,876
PACE Intermediate Fixed Income Investments	(4,165)
PACE Strategic Fixed Income Investments	203,376
PACE Municipal Fixed Income Investments	118,414
PACE Global Fixed Income Investments	87,041
PACE High Yield Investments	153,366
PACE Large Co Value Equity Investments	599,222
PACE Large Co Growth Equity Investments	602,297

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Amounts due to (owed by) UBS AM
PACE Small/Medium Co Value Equity Investments	$285,634
PACE Small/Medium Co Growth Equity Investments	215,867
PACE International Equity Investments	578,929
PACE International Emerging Markets Equity Investments	218,111
PACE Global Real Estate Securities Investments	82,129
PACE Alternative Strategies Investments	311,427

PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is voluntarily obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will be terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the period ended July 31, 2022, UBS AM was contractually obligated to waive $147,368 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2022 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2019, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the period ended July 31, 2022, UBS AM had the following contractual fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2025, and recoupments for the period ended July 31, 2022, were as follows:

Portfolio	Class A expense cap	Class Y expense cap	Class P expense cap	Class P2 expense cap	Fee waivers/ expense reimbursements	Recoupments
UBS Government Money Market Investments Fund	N/A	N/A	0.60%	N/A	$126,602	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	0.72%	0.72	N/A	812,525	—
PACE Intermediate Fixed Income Investments	0.91	0.66	0.66	N/A	772,038	—
PACE Strategic Fixed Income Investments	0.90	0.65	0.65	N/A	1,001,116	—
PACE Municipal Fixed Income Investments	0.82	0.57	0.57	N/A	300,927	—
PACE Global Fixed Income Investments	1.03	0.87	0.84	N/A	850,296	—
PACE High Yield Investments	1.06	0.88	0.91	N/A	503,933	—
PACE Large Co Value Equity Investments	1.14	0.89	0.89	N/A	—	46,650
PACE Large Co Growth Equity Investments	1.13	0.88	0.88	N/A	104,858	—
PACE Small/Medium Co Value Equity Investments	1.29	1.04	1.04	N/A	—	150,918
PACE Small/Medium Co Growth Equity Investments	1.33	1.08	1.08	N/A	—	32,036
PACE International Equity Investments	1.25	1.00	1.00	N/A	505,713	—
PACE International Emerging Markets Equity Investments	1.45	1.20	1.20	N/A	1,192,318	—
PACE Global Real Estate Securities Investments	1.45	N/A	1.20	N/A	373,322	—
PACE Alternative Strategies Investments	1.88	1.63	1.63	N/A	1,029,951	—

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2022, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2023	Expires July 31, 2024	Expires July 31, 2025
UBS Government Money Market Investments Fund	$595,549	$330,288	$138,659	$126,602
PACE Mortgage-Backed Fixed Income Investments—Class A	154,135	50,272	46,466	57,397
PACE Mortgage-Backed Fixed Income Investments—Class Y	119,525	52,046	29,838	37,641
PACE Mortgage-Backed Fixed Income Investments—Class P	2,033,077	676,441	639,149	717,487
PACE Intermediate Fixed Income Investments—Class A	60,737	17,655	18,878	24,204
PACE Intermediate Fixed Income Investments—Class Y	2,239	661	709	869
PACE Intermediate Fixed Income Investments—Class P	1,939,736	592,908	599,863	746,965
PACE Strategic Fixed Income Investments—Class A	43,614	13,052	11,751	18,811
PACE Strategic Fixed Income Investments—Class Y	6,641	3,517	290	2,834
PACE Strategic Fixed Income Investments—Class P	2,350,349	719,015	651,863	979,471
PACE Municipal Fixed Income Investments—Class A	119,299	41,790	42,217	35,292
PACE Municipal Fixed Income Investments—Class Y	173	105	36	32
PACE Municipal Fixed Income Investments—Class P	845,967	283,015	297,349	265,603
PACE Global Fixed Income Investments—Class A	206,661	68,194	69,743	68,724
PACE Global Fixed Income Investments—Class Y	13,208	3,639	4,528	5,041
PACE Global Fixed Income Investments—Class P	2,279,873	753,700	749,642	776,531
PACE High Yield Investments—Class A	31,106	9,785	12,415	8,906
PACE High Yield Investments—Class Y	1,394	272	600	522
PACE High Yield Investments—Class P	1,570,724	537,886	538,333	494,505
PACE Large Co Value Equity Investments—Class Y	41,714	41,714	—	—
PACE Large Co Growth Equity Investments—Class A	18,096	15,410	2,686	—
PACE Large Co Growth Equity Investments—Class P	669,424	384,445	180,121	104,858
PACE Small/Medium Co Value Equity Investments—Class P	198,964	198,964	—	—
PACE Small/Medium Co Growth Equity Investments—Class Y	426	45	381	—
PACE International Equity Investments—Class A	37,294	—	15,783	21,511
PACE International Equity Investments—Class Y	12,389	—	3,624	8,765
PACE International Equity Investments—Class P	731,554	—	256,117	475,437
PACE International Emerging Markets Equity Investments—Class A	21,609	2,916	5,417	13,276
PACE International Emerging Markets Equity Investments—Class Y	23,982	250	6,562	17,170
PACE International Emerging Markets Equity Investments—Class P	2,091,108	382,997	546,239	1,161,872
PACE Global Real Estate Securities Investments—Class A	1,540	493	572	475
PACE Global Real Estate Securities Investments—Class P	1,236,592	419,648	444,097	372,847
PACE Alternative Strategies Investments—Class A	26,491	8,710	4,609	13,172
PACE Alternative Strategies Investments—Class Y	1,857	463	313	1,081
PACE Alternative Strategies Investments—Class P	1,965,469	618,213	331,558	1,015,698

For PACE High Yield Investments Class P2, PACE Small/Medium Co Value Equity Investments Class P2, and PACE Small/Medium Co Growth Equity Investments Class P2, UBS AM has entered into a written agreement pursuant to which UBS AM has agreed to waive a portion of its investment management and administration fees. For the period from September 15, 2021 (commencement of operations) through July 31, 2022, the fees waived were $60,926, $4 and $2, respectively. Such amounts are not subject to future recoupment.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on UBS Government Money Market Investments Fund drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the period ended July 31, 2022, UBS AM voluntarily reimbursed expenses of $1,057,773 which is not subject to future recoupment.

PACE Select Advisors Trust

Notes to financial statements

For the period ended July 31, 2022, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

Affiliated broker	PACE Large Co Value Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
UBS AG	$—	$848	$—	$1,138	$47	$—
UBS Securities Asia Ltd.	—	—	—	3,187	—
UBS Securities LLC	1,554	16,489	486	22	3	14,138
UBS Securities Pte Ltd.	—	—	—	2,541	—	—
UBS Securities Pte Ltd., Seoul	—	—	—	2,950	—	—
UBS Switzerland AG	—	—	—	—	—	12
UBS Securities India Private Limited	—	—	—	990	—	—

During the period ended, July 31, 2022, some of the Portfolios engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

During the period ended, July 31, 2022, PACE Global Real Estate Securities Investments and PACE Strategic Fixed Income Investments engaged in purchase and sale transactions with funds that have a common investment advisor, UBS AM. These interfund purchase and sale transactions were effected in compliance with Rule 17a-7 under the 1940 Act. For the period ended July 31, 2022, PACE Global Real Estate Securities Investments received proceeds from such sales of $46,951 and recognized a net realized loss of $6,124 and PACE Strategic Fixed Income Investments received proceeds from such sales of $2,765,071 and recognized a net realized gain of $78,841.

Shareholder services plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Trust has adopted a shareholder services plan (the "Plan") with respect to each Portfolio (with the exception of UBS Government Money Market Investments Fund, which only offers Class P shares) pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plan governs the payments made for the expenses incurred in the service of Class A shares. Annual fees under the Plan as a percentage of the average daily net assets of Class A shares of each applicable Portfolio are 0.25%.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A.

At July 31, 2022, certain Portfolios owed UBS AM (US) service fees. For the period ended July 31, 2022, there were no sales charges earned by UBS AM (US).

Fund	Service and distribution fees owed
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$4,824
PACE Intermediate Fixed Income Investments—Class A	1,984
PACE Strategic Fixed Income Investments—Class A	2,510
PACE Municipal Fixed Income Investments—Class A	6,585
PACE Global Fixed Income Investments—Class A	4,148

PACE Select Advisors Trust

Notes to financial statements

Fund	Service and distribution fees owed
PACE High Yield Investments—Class A	$687
PACE Large Co Value Equity Investments—Class A	19,084
PACE Large Co Growth Equity Investments—Class A	9,530
PACE Small/Medium Co Value Equity Investments—Class A	3,506
PACE Small/Medium Co Growth Equity Investments—Class A	4,295
PACE International Equity Investments—Class A	4,501
PACE International Emerging Markets Equity Investments—Class A	740
PACE Global Real Estate Securities Investments—Class A	65
PACE Alternative Strategies Investments—Class A	1,003

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

For the period ended July 31, 2022, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Fund	Delegated services fees earned
UBS Government Money Market Investments Fund	$367,707
PACE Mortgage-Backed Securities Fixed Income Investments	236,521
PACE Intermediate Fixed Income Investments	224,554
PACE Strategic Fixed Income Investments	285,942
PACE Municipal Fixed Income Investments	45,219
PACE Global Fixed Income Investments	256,256
PACE High Yield Investments	217,961
PACE Large Co Value Equity Investments	322,037
PACE Large Co Growth Equity Investments	314,734
PACE Small/Medium Co Value Equity Investments	306,241
PACE Small/Medium Co Growth Equity Investments	305,841
PACE International Equity Investments	305,703
PACE International Emerging Markets Equity Investments	280,514
PACE Global Real Estate Securities Investments	221,886
PACE Alternative Strategies Investments	143,634

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail finan-

PACE Select Advisors Trust

Notes to financial statements

cially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE International Equity Investments and PACE Alternative Strategies Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

At July 31, 2022, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$5,476,140	$5,399,718	$161,956	$5,561,674	U.S. Treasury Notes and U.S. Treasury Bills
PACE Strategic Fixed Income Investments	18,931,641	17,147,542	2,190,100	19,337,642	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Fixed Income Investments	301,912	306,850	—	306,850	U.S. Treasury Notes and U.S. Treasury Bills
PACE High Yield Investments	697,895	724,272	33,230	757,502	U.S. Treasury Notes and U.S. Treasury Bills
PACE Large Co Value Equity Investments*	22,303,656	—	22,722,780	22,722,780	U.S. Treasury Notes and U.S. Treasury Bills
PACE Large Co Growth Equity Investments	163,778	94,248	72,899	167,147	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Value Equity Investments	17,324,151	12,606,435	5,212,908	17,819,343	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Growth Equity Investments	21,602,920	14,588,635	7,513,039	22,101,675	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Equity Investments**	10,992,171	8,852,810	2,481,738	11,334,548	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Emerging Markets Investments	7,185,626	5,178,919	2,162,359	7,341,278	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Real Estate Securities Investments	5,217,963	2,597,253	2,868,229	5,465,482	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at July 31, 2022 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$5,399,718	$5,399,718
PACE Strategic Fixed Income Investments	4,915,742	12,231,800	17,147,542
PACE Global Fixed Income Investments	—	306,850	306,850
PACE High Yield Investments	47,324	676,948	724,272
PACE Large Co Growth Equity Investments	94,248	—	94,248
PACE Small/Medium Co Value Equity Investments	12,606,435	—	12,606,435
PACE Small/Medium Co Growth Equity Investments	14,588,635	—	14,588,635

PACE Select Advisors Trust

Notes to financial statements

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE International Equity Investments	$8,852,810	$—	$8,852,810
PACE International Emerging Markets Equity Investments	5,178,919	—	5,178,919
PACE Global Real Estate Securities Investments	2,597,253	—	2,597,253

Bank line of credit

With the exception of UBS Government Money Market Investments Fund, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the other 50% of the allocation is based on utilization. For the period ended July 31, 2022, the following Portfolios had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Value Equity Investments	$3,030,135	7	$910	1.545%
PACE Large Co Growth Equity Investments	1,998,752	17	1,362	1.443
PACE Small/Medium Co Value Equity Investments	1,853,566	14	1,339	1.857
PACE Small/Medium Co Growth Equity Investments	1,011,264	24	1,171	1.737
PACE International Equity Investments	954,781	92	4,669	1.913
PACE International Emerging Markets Equity Investments	663,451	63	2,351	2.025
PACE Alternative Strategies Investments	1,416,327	81	5,038	1.581

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios. For the period ended July 31, 2022, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Fund	Amount
PACE Large Co Value Equity Investments	$10,546
PACE Large Co Growth Equity Investments	9,344
PACE Small/Medium Co Value Equity Investments	44,139
PACE Small/Medium Co Growth Equity Investments	33,875
PACE International Equity Investments	15,753
PACE International Emerging Markets Equity Investments	6,519
PACE Global Real Estate Securities Investments	48
PACE Alternative Strategies Investments	28,245

PACE Select Advisors Trust

Notes to financial statements

Additional information regarding compensation to affiliate of a board member

During his term of service on the Board through his retirement from the Board effective December 31, 2021, Professor Meyer Feldberg had also served as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, which resulted in him being an interested trustee of the Portfolios. The Portfolios has been informed that Professor Feldberg's role at Morgan Stanley did not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the period ended July 31, 2022, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

Portfolio	Amount
PACE Large Co Value Equity Investments	$21,593
PACE Large Co Growth Equity Investments	14,711
PACE Small/Medium Co Value Equity Investments	14,618
PACE Small/Medium Co Growth Equity Investments	1,473
PACE International Equity Investments	30,490
PACE International Emerging Markets Equity Investments	37,483
PACE Global Real Estate Securities Investments	2,524
PACE Alternative Strategies Investments	20,478

For the period ended July 31, 2022, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

Portfolio	Amount
PACE Mortgage-Backed Securities Fixed Income Investments	$2,362,365,549
PACE Intermediate Fixed Income Investments	2,838,594,387
PACE Strategic Fixed Income Investments	1,638,206,396
PACE Municipal Fixed Income Investments	8,497,502
PACE Global Fixed Income Investments	124,456,467
PACE High Yield Investments	13,848,408
PACE Large Co Value Equity Investments	104,858,610
PACE Large Co Growth Equity Investments	97,718,189
PACE Small/Medium Co Value Equity Investments	9,369,675
PACE Small/Medium Co Growth Equity Investments	5,401,444
PACE International Equity Investments	61,173,833
PACE International Emerging Markets Equity Investments	40,260,924
PACE Global Real Estate Securities Investments	5,138,294
PACE Alternative Strategies Investments	104,537,496

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended July 31, 2022, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$4,226,205,001	$4,183,388,105
PACE Intermediate Fixed Income Investments	345,256,041	316,371,812
PACE Strategic Fixed Income Investments	390,809,982	417,517,481

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Purchases	Sales
PACE Municipal Fixed Income Investments	$41,734,430	$55,463,157
PACE Global Fixed Income Investments	498,579,455	526,767,417
PACE High Yield Investments	157,106,714	131,783,336
PACE Large Co Value Equity Investments (long transactions)	441,944,176	579,961,562
PACE Large Co Growth Equity Investments	859,840,706	1,042,176,162
PACE Small/Medium Co Value Equity Investments	164,463,241	239,252,172
PACE Small/Medium Co Growth Equity Investments	329,043,621	396,733,361
PACE International Equity Investments (long transactions)	387,022,777	487,360,754
PACE International Equity Investments (short transactions)	144,428,494	144,247,520
PACE International Emerging Markets Equity Investments	199,638,588	213,244,600
PACE Global Real Estate Securities Investments	82,000,401	79,465,112
PACE Alternative Strategies Investments (long transactions)	1,179,814,408	1,164,571,377
PACE Alternative Strategies Investments (short transactions)	583,631,801	571,629,482

Shares of beneficial interest

There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS Government Money Market Investments Fund, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	2,191	$27,319
Shares repurchased	(272,013)	(3,359,677)
Dividends reinvested	40,361	485,156
Net increase (decrease)	(229,461)	$(2,847,202)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	238,479	$2,900,728	2,965,007	$36,246,971
Shares repurchased	(535,183)	(6,433,698)	(4,760,017)	(56,985,434)
Dividends reinvested	26,241	315,350	532,136	6,397,136
Net increase (decrease)	(270,463)	$(3,217,620)	(1,262,874)	$(14,341,327)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	5,387	$69,551
Shares repurchased	(212,907)	(2,758,143)
Dividends reinvested	48,361	625,885
Net increase (decrease)	(159,159)	$(2,062,707)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	360,635	$4,676,562	3,304,993	$42,838,744
Shares repurchased	(512,796)	(6,661,285)	(4,152,292)	(53,786,869)
Dividends reinvested	33,033	427,616	603,122	7,807,805
Net increase (decrease)	(119,128)	$(1,557,107)	(244,177)	$(3,140,320)

PACE Select Advisors Trust

Notes to financial statements

PACE Intermediate Fixed Income Investments
For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	1,461	$17,938
Shares repurchased	(113,617)	(1,364,131)
Dividends reinvested	18,768	226,667
Net increase (decrease)	(93,388)	$(1,119,526)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,193	$27,718	2,675,433	$32,115,252
Shares repurchased	(547)	(6,790)	(4,705,920)	(55,366,028)
Dividends reinvested	493	5,930	704,072	8,475,188
Net increase (decrease)	2,139	$26,858	(1,326,415)	$(14,775,588)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	3,702	$47,291
Shares repurchased	(97,173)	(1,251,244)
Dividends reinvested	27,083	350,384
Net increase (decrease)	(66,388)	$(853,569)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,900,066	$37,370,387
Shares repurchased	(5,411)	(68,905)	(3,846,039)	(49,642,741)
Dividends reinvested	747	9,662	889,321	11,500,698
Net increase (decrease)	(4,664)	$(59,243)	(56,652)	$(771,656)

PACE Strategic Fixed Income Investments
For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	8,155	$108,135
Shares repurchased	(170,449)	(2,239,015)
Dividends reinvested	28,168	377,951
Net increase (decrease)	(134,126)	$(1,752,929)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	560	$7,430	4,775,799	$63,833,495
Shares repurchased	(5,179)	(72,645)	(8,046,649)	(105,684,406)
Dividends reinvested	2,666	35,619	1,679,877	22,493,720
Net increase (decrease)	(1,953)	$(29,596)	(1,590,973)	$(19,357,191)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	14,573	$209,352
Shares repurchased	(223,203)	(3,196,691)
Dividends reinvested	50,490	729,054
Net increase (decrease)	(158,140)	$(2,258,285)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	786	$11,229	5,062,062	$72,721,921
Shares repurchased	(7,270)	(104,400)	(6,636,482)	(95,977,337)
Dividends reinvested	4,057	58,451	2,364,417	34,101,186
Net increase (decrease)	(2,427)	$(34,720)	789,997	$10,845,770

PACE Municipal Fixed Income Investments
For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	6,041	$79,724
Shares repurchased	(309,406)	(3,914,051)
Dividends reinvested	37,191	475,992
Net increase (decrease)	(266,174)	$(3,358,335)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,836,358	$36,259,955
Shares repurchased	—	—	(4,515,227)	(56,530,912)
Dividends reinvested	8	94	444,134	5,680,575
Net increase (decrease)	8	$94	(1,234,735)	$(14,590,382)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	32,665	$437,904
Shares repurchased	(331,914)	(4,440,829)
Dividends reinvested	44,153	591,380
Net increase (decrease)	(255,096)	$(3,411,545)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,652,506	$35,557,236
Shares repurchased	—	—	(3,068,444)	(41,132,148)
Dividends reinvested	8	104	478,359	6,410,858
Net increase (decrease)	8	$104	62,421	$835,946

PACE Select Advisors Trust

Notes to financial statements

PACE Global Fixed Income Investments
For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	2,337	$22,531
Shares repurchased	(266,579)	(2,600,516)
Dividends reinvested	91,083	885,759
Net increase (decrease)	(173,159)	$(1,692,226)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,148	$10,847	2,680,337	$25,564,635
Shares repurchased	(5,499)	(54,233)	(4,863,547)	(45,537,995)
Dividends reinvested	8,293	79,828	1,246,248	12,065,003
Net increase (decrease)	3,942	$36,442	(936,962)	$(7,908,357)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	4,888	$51,395
Shares repurchased	(281,274)	(2,963,799)
Dividends reinvested	62,330	662,288
Net increase (decrease)	(214,056)	$(2,250,116)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	892	$9,316	2,326,235	$24,424,004
Shares repurchased	(20,584)	(214,651)	(3,857,821)	(40,556,545)
Dividends reinvested	5,542	58,445	817,224	8,658,975
Net increase (decrease)	(14,150)	$(146,890)	(714,362)	$(7,473,566)

PACE High Yield Investments
For the period ended July 31, 2022:

	Class A		Class Y
	Shares	Amount	Shares	Amount
Shares sold	74,073	$702,510	—	$—
Shares repurchased	(158,491)	(1,357,069)	—	—
Dividends reinvested	17,666	163,207	3,826	35,542
Net increase (decrease)	(66,752)	$(491,352)	3,826	$35,542

	Class P		Class P2*
	Shares	Amount	Shares	Amount
Shares sold	1,947,325	$18,328,262	2,457,034	$23,501,000
Shares repurchased	(4,383,112)	(39,900,229)	(136,209)	(1,200,000)
Dividends reinvested	1,447,092	13,387,763	80,221	715,928
Net increase (decrease)	(988,695)	$(8,184,204)	2,401,046	$23,016,928

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	151,967	$1,442,374
Shares repurchased	(511,810)	(4,973,085)
Dividends reinvested	16,207	157,922
Net increase (decrease)	(343,636)	$(3,372,789)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,259,217	$22,141,566
Shares repurchased	—	—	(4,166,835)	(40,625,311)
Dividends reinvested	3,325	32,610	1,338,434	13,050,234
Net increase (decrease)	3,325	$32,610	(569,184)	$(5,433,511)

*  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

PACE Large Co Value Equity Investments
For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	21,693	$469,073
Shares repurchased	(324,479)	(7,426,151)
Dividends reinvested	707,354	15,179,815
Net increase (decrease)	404,568	$8,222,737

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,137	$112,674	1,774,416	$40,408,302
Shares repurchased	(50,340)	(1,261,211)	(8,388,593)	(186,192,491)
Dividends reinvested	132,410	2,844,159	7,503,444	160,123,492
Net increase (decrease)	87,207	$1,695,622	889,267	$14,339,303

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	24,357	$554,903
Shares repurchased	(516,897)	(11,126,720)
Dividends reinvested	45,515	951,271
Net increase (decrease)	(447,025)	$(9,620,546)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,778	$210,212	3,957,368	$81,627,005
Shares repurchased	(55,875)	(1,177,235)	(6,886,617)	(146,525,746)
Dividends reinvested	10,375	217,050	554,468	11,538,487
Net increase (decrease)	(35,722)	$(749,973)	(2,374,781)	$(53,360,254)

PACE Select Advisors Trust

Notes to financial statements

PACE Large Co Growth Equity Investments
For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	15,263	$331,601
Shares repurchased	(267,289)	(5,958,659)
Dividends reinvested	509,753	12,014,887
Net increase (decrease)	257,727	$6,387,829

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,549	$38,425	1,772,390	$43,477,859
Shares repurchased	(52,570)	(1,485,795)	(7,942,383)	(199,354,133)
Dividends reinvested	161,875	4,210,372	8,153,771	208,655,010
Net increase (decrease)	110,854	$2,763,002	1,983,778	$52,778,736

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	18,344	$502,305
Shares repurchased	(272,156)	(7,332,494)
Dividends reinvested	369,471	9,340,237
Net increase (decrease)	115,659	$2,510,048

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,627	$46,487	1,565,787	$44,743,063
Shares repurchased	(86,210)	(2,474,315)	(8,840,821)	(254,158,694)
Dividends reinvested	123,176	3,361,479	6,240,821	168,127,723
Net increase (decrease)	38,593	$933,651	(1,034,213)	$(41,287,908)

PACE Small/Medium Co Value Equity Investments
For the period ended July 31, 2022:

	Class A		Class Y
	Shares	Amount	Shares	Amount
Shares sold	41,888	$952,234	12	$240
Shares repurchased	(75,137)	(1,733,259)	(34)	(795)
Dividends reinvested	104,088	2,320,115	890	20,935
Net increase (decrease)	70,839	$1,539,090	868	$20,380

	Class P		Class P2*
	Shares	Amount	Shares	Amount
Shares sold	737,490	$17,785,061	37	$1,000
Shares repurchased	(3,621,483)	(85,327,550)	—	—
Dividends reinvested	2,673,473	61,890,895	—	—
Net increase (decrease)	(210,520)	$(5,651,594)	37	$1,000

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	82,826	$2,051,844
Shares repurchased	(117,267)	(2,653,038)
Dividends reinvested	3,109	67,193
Net increase (decrease)	(31,332)	$(534,001)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,330,478	$28,701,481
Shares repurchased	(395)	(8,671)	(3,242,684)	(75,119,751)
Dividends reinvested	31	703	107,585	2,401,286
Net increase (decrease)	(364)	$(7,968)	(1,804,621)	$(44,016,984)

*  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

PACE Small/Medium Co Growth Equity Investments
For the period ended July 31, 2022:

	Class A		Class Y
	Shares	Amount	Shares	Amount
Shares sold	15,396	$189,644	—	$—
Shares repurchased	(184,035)	(2,499,406)	(1,075)	(27,448)
Dividends reinvested	685,740	9,140,909	176	2,872
Net increase (decrease)	517,101	$6,831,147	(899)	$(24,576)

	Class P		Class P2*
	Shares	Amount	Shares	Amount
Shares sold	1,430,123	$21,923,664	41	$1,000
Shares repurchased	(4,697,963)	(76,018,439)	—	—
Dividends reinvested	8,501,666	132,540,979	—	—
Net increase (decrease)	5,233,826	$78,446,204	41	$1,000

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	5,704	$113,827
Shares repurchased	(158,225)	(3,127,899)
Dividends reinvested	97,165	1,818,920
Net increase (decrease)	(55,356)	$(1,195,152)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	819,568	$17,618,527
Shares repurchased	(227)	(5,508)	(4,404,978)	(93,747,787)
Dividends reinvested	102	2,172	1,291,037	26,763,194
Net increase (decrease)	(125)	$(3,336)	(2,294,373)	$(49,366,066)

*  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

PACE Select Advisors Trust

Notes to financial statements

PACE International Equity Investments
For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	5,556	$93,767
Shares repurchased	(196,784)	(3,549,207)
Dividends reinvested	101,853	1,775,296
Net increase (decrease)	(89,375)	$(1,680,144)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,621	$84,700	2,603,064	$45,483,999
Shares repurchased	(50,320)	(892,951)	(8,430,624)	(142,880,864)
Dividends reinvested	53,791	931,118	4,005,765	69,179,563
Net increase (decrease)	8,092	$122,867	(1,821,795)	$(28,217,302)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	18,139	$339,509
Shares repurchased	(121,564)	(2,082,236)
Dividends reinvested	15,361	264,214
Net increase (decrease)	(88,064)	$(1,478,513)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,411	$95,692	3,732,771	$63,668,880
Shares repurchased	(108,855)	(1,928,416)	(7,865,101)	(133,246,555)
Dividends reinvested	10,072	172,239	680,792	11,614,309
Net increase (decrease)	(93,372)	$(1,660,485)	(3,451,538)	$(57,963,366)

PACE International Emerging Markets Equity Investments
For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	104,543	$1,642,249
Shares repurchased	(146,217)	(2,200,476)
Dividends reinvested	30,999	442,980
Net increase (decrease)	(10,675)	$(115,247)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,507	$79,433	2,515,381	$34,561,074
Shares repurchased	(24,513)	(370,281)	(3,986,870)	(55,292,502)
Dividends reinvested	38,215	551,067	2,533,169	36,325,649
Net increase (decrease)	19,209	$260,219	1,061,680	$15,594,221

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	41,220	$700,397
Shares repurchased	(79,512)	(1,334,431)
Dividends reinvested	2,705	44,315
Net increase (decrease)	(35,587)	$(589,719)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	7,335	$125,465	1,526,456	$25,382,831
Shares repurchased	(117,053)	(1,945,573)	(3,914,782)	(63,873,756)
Dividends reinvested	4,319	71,343	248,707	4,086,258
Net increase (decrease)	(105,399)	$(1,748,765)	(2,139,619)	$(34,404,667)

PACE Global Real Estate Securities Investments
For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	1,062	$8,525
Shares repurchased	(6,443)	(47,313)
Dividends reinvested	1,119	9,321
Net increase (decrease)	(4,262)	$(29,467)

	Class P
	Shares	Amount
Shares sold	847,553	$6,495,976
Shares repurchased	(2,461,432)	(18,301,007)
Dividends reinvested	419,761	3,345,491
Net increase (decrease)	(1,194,118)	$(8,459,540)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	2,303	$17,099
Shares repurchased	(4,863)	(33,413)
Dividends reinvested	1,011	6,865
Net increase (decrease)	(1,549)	$(9,449)

	Class P
	Shares	Amount
Shares sold	1,677,431	$11,032,941
Shares repurchased	(2,801,007)	(18,512,133)
Dividends reinvested	378,327	2,459,129
Net increase (decrease)	(745,249)	$(5,020,063)

PACE Select Advisors Trust

Notes to financial statements

PACE Alternative Strategies Investments
For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	3,855	$40,269
Shares repurchased	(111,738)	(1,192,421)
Dividends reinvested	28,355	298,292
Net increase (decrease)	(79,528)	$(853,860)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,122	$11,940	2,860,683	$31,081,414
Shares repurchased	(3,228)	(33,810)	(7,665,077)	(81,911,598)
Dividends reinvested	2,539	26,763	2,447,827	25,677,704
Net increase (decrease)	433	$4,893	(2,356,567)	$(25,152,480)

For the year ended July 31, 2021:

	Class A
	Shares	Amount
Shares sold	3,039	$34,098
Shares repurchased	(81,116)	(909,876)
Dividends reinvested	23,895	264,761
Net increase (decrease)	(54,182)	$(611,017)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,633	$18,409	3,179,207	$35,664,976
Shares repurchased	(1,351)	(15,264)	(6,235,644)	(69,786,890)
Dividends reinvested	1,878	20,773	1,899,549	20,933,034
Net increase (decrease)	2,160	$23,918	(1,156,888)	$(13,188,880)

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2022 and July 31, 2021 were as follows:

	2022				2021
Fund	Tax- exempt income	Ordinary Income	Long-term realized capital gains	Return of capital	Tax- exempt income	Ordinary Income	Long term realized capital gains	Return of capital
UBS Government Money Market Investments Fund	$—	$488,906	$—	$—	$—	$29,838	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	7,984,382	—	—	—	9,882,874	—	—
PACE Intermediate Fixed Income Investments	—	4,972,365	4,524,155	—	—	8,916,813	4,017,877	—

PACE Select Advisors Trust

Notes to financial statements

	2022				2021
Fund	Tax- exempt income	Ordinary Income	Long-term realized capital gains	Return of capital	Tax- exempt income	Ordinary Income	Long term realized capital gains	Return of capital
PACE Strategic Fixed Income Investments	$—	$19,124,518	$5,727,292	$—	$—	$37,645,327	$8	$—
PACE Municipal Fixed Income Investments	6,154,542	181,318	938,213	—	6,430,117	1,063,219	809,209	—
PACE Global Fixed Income Investments	—	4,146,854	5,344,290	4,602,504	—	10,154,707	—	—
PACE High Yield Investments	—	15,626,721	—	—	—	14,608,937	—	—
PACE Large Co Value Equity Investments	—	51,274,644	138,164,102	—	—	13,743,859	—	—
PACE Large Co Growth Equity Investments	—	10,600,571	227,835,006	—	—	19,575,064	172,284,178	—
PACE Small/Medium Co Value Equity Investments	—	24,146,549	44,641,171	—	—	2,668,608	—	—
PACE Small/Medium Co Growth Equity Investments	—	54,741,624	96,483,508	—	—	2,802,015	27,385,767	—
PACE International Equity Investments	—	25,569,891	51,095,561	—	—	12,972,872	—	—
PACE International Emerging Markets Equity Investments	—	11,035,276	28,410,389	—	—	4,500,472	—	—
PACE Global Real Estate Securities Investments	—	3,375,344	—	231,926	—	2,646,376	—	—
PACE Alternative Strategies Investments	—	24,876,865	2,445,348	—	—	22,397,157	—	—

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at July 31, 2022 were as follows

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Government Money Market Investments Fund	$424,905,487	$—	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	481,396,233	10,428,208	(16,300,772)	(5,872,564)
PACE Intermediate Fixed Income Investments	296,252,224	1,857,262	(21,875,096)	(20,017,834)
PACE Strategic Fixed Income Investments	649,796,587	1,109,204	(64,927,659)	(63,818,455)
PACE Municipal Fixed Income Investments	271,956,821	2,940,365	(5,250,466)	(2,310,101)
PACE Global Fixed Income Investments	283,478,818	3,702,382	(25,220,566)	(21,518,184)
PACE High Yield Investments	282,421,185	1,743,715	(42,949,083)	(41,205,368)
PACE Large Co Value Equity Investments	961,002,071	90,751,091	(96,708,808)	(5,957,717)
PACE Large Co Growth Equity Investments	901,669,201	112,668,602	(89,816,592)	22,852,010
PACE Small/Medium Co Value Equity Investments	364,425,898	73,726,149	(25,767,573)	47,958,576
PACE Small/Medium Co Growth Equity Investments	347,516,366	44,495,275	(42,100,349)	2,394,926
PACE International Equity Investments	779,812,026	131,780,164	(105,832,257)	25,947,907
PACE International Emerging Markets Equity Investments	325,064,063	27,670,084	(50,983,594)	(23,313,510)
PACE Global Real Estate Securities Investments	95,256,098	5,755,597	(7,562,749)	(1,807,152)
PACE Alternative Strategies Investments	300,717,772	22,108,813	(35,305,434)	(13,196,621)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives, mark-to-market of passive foreign investment companies and non-taxable special dividends.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
UBS Government Money Market Investments Fund	$—	$192,955	$—	$(790)	$—	$(193,547)	$(1,382)
PACE Mortgage-Backed Securities Fixed Income Investments	—	312,982	—	(43,258,190)	(5,872,564)	—	(48,817,772)
PACE Intermediate Fixed Income Investments	—	2,553,110	—	(8,799,182)	(20,027,577)	—	(26,273,649)
PACE Strategic Fixed Income Investments	—	—	—	(15,393,333)	(63,845,774)	—	(79,239,107)
PACE Municipal Fixed Income Investments	1,120,589	—	—	(1,220,872)	(2,310,101)	—	(2,410,384)
PACE Global Fixed Income Investments	—	—	—	(20,396,664)	(21,556,883)		(41,953,547)
PACE High Yield Investments	—	—	—	(13,271,204)	(41,226,455)	(87,010)	(54,584,669)
PACE Large Co Value Equity Investments	—	16,044,138	91,758,829	(1,366,686)	(5,959,056)	—	100,477,225
PACE Large Co Growth Equity Investments	—	—	267,101,039	—	22,852,010	—	289,953,049
PACE Small/Medium Co Value Equity Investments	—	1,225,747	51,073,686	—	47,958,590	—	100,258,023
PACE Small/Medium Co Growth Equity Investments	—	—	—	(12,984,006)	2,394,926	—	(10,589,080)
PACE International Equity Investments	—	4,986,293	15,151,297	(2,802,711)	25,566,221	—	42,901,100
PACE International Emerging Markets Equity Investments	—	5,208,207	—	(12,367,982)	(24,270,370)	—	(31,430,145)
PACE Global Real Estate Securities Investments	—	—	—	(6,821,066)	(1,810,169)	—	(8,631,235)
PACE Alternative Strategies Investments	—	—	8,552,342	(2,415,042)	(13,113,997)	—	(6,976,697)

Net capital losses recognized by the Funds, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward indefinitely are as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Government Money Market Investments Fund	$790	$—	$790
PACE Mortgage-Backed Securities Fixed Income Investments	17,419,818	25,795,678	43,215,496
PACE Intermediate Fixed Income Investments	7,343,907	1,325,152	(8,669,059)
PACE High Yield Investments	—	10,851,311	10,851,311
PACE Global Real Estate Securities Investments	—	6,467,891	6,467,891

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Capital loss carryforwards utilized
PACE High Yield Investments	$597,742
PACE Global Real Estate Securities Investments	4,470,882

PACE Select Advisors Trust

Notes to financial statements

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the fiscal year ended July 31, 2022, the following Funds incurred and elected to defer qualified late year losses of the following:

	Late year	Post October capital loss
Fund	ordinary loss	Short-term losses	Long-term losses
PACE Strategic Fixed Income Investments	$1,906,352	$6,700,123	$6,676,225
PACE Municipal Fixed Income Investments	—	1,110,507	110,365
PACE Global Fixed Income Investments	9,674,535	7,384,020	3,208,221
PACE High Yield Investments	2,419,893	—	—
PACE Small/Medium Co Growth Equity Investments	1,043,905	11,940,101	—
PACE International Emerging Markets Equity Investments	—	12,367,982	—
PACE Global Real Estate Securities Investments	353,175	—	—
PACE Alternative Strategies Investments	1,605,984	—	—

At July 31, 2022, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds' net assets as follows:

Fund	Distributable earnings (losses)	Beneficial interest
PACE Mortgage-Backed Securities Fixed Income Investments	$3	$(3)
PACE Global Fixed Income Investments	2	(2)
PACE High Yield Investments	(1)	1
PACE Large Co Value Equity Investments	8	(8)
PACE Large Co Growth Equity Investments	1,234,734	(1,234,734)
PACE Small/Medium Co Growth Equity Investments	1,009,388	(1,009,388)
PACE International Equity Investments	1	(1)
PACE International Emerging Markets Equity Investments	(2)	2
PACE Global Real Estate Securities Investments	(2)	2
PACE Alternative Strategies Investments	(1)	1

These differences are primarily due to net operating losses and distributions in excess of net investment income.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of July 31, 2021, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Portfolio's policy to record any significant foreign tax exposures in the financial statements. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended July 31, 2022, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2022, remains subject to examination by the Internal Revenue Service and state taxing authorities.

PACE Select Advisors Trust

Notes to financial statements

Subsequent Event

Effective August 1, 2022, the Board approved and updated the investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio listed below will pay UBS AM investment management and administration fees, which will be accrued daily and paid monthly, in accordance with the following schedule:

Combined management and administrative services fee
	Assets under management	Fee
PACE Mortgage-Backed Securities Fixed Income Investments	$0—$250 million Above $250 million up to $500 million Above $500 million up to $750 million Above $750 million up to $1 billion Above $1 billion	0.550% 0.500% 0.475% 0.450% 0.425%
PACE Strategic Fixed Income Investments	$0—$250 million Above $250 million up to $500 million Above $500 million up to $750 million Above $750 million up to $1 billion Above $1 billion up to $1.25 billion Above $1.25 billion	0.550% 0.500% 0.475% 0.450% 0.425% 0.400%
PACE Municipal Fixed Income Investments	$0—$250 million Above $250 million up to $500 million Above $500 million up to $750 million Above $750 million up to $1 billion Above $1 billion	0.500% 0.450% 0.425% 0.400% 0.375%
PACE Global Fixed Income Investments	$0—$500 million Above $500 million up to $1 billion Above $1 billion	0.600% 0.575% 0.550%
PACE High Yield Investments	$0—$500 million Above $500 million up to $1 billion Above $1 billion up to $1.5 billion Above $1.5 billion up to $2 billion Above $2 billion	0.700% 0.650% 0.625% 0.600% 0.575%
PACE International Emerging Markets Equity Investments	$0—$500 million Above $500 million up to $1 billion Above $1 billion up to $1.5 billion Above $1.5 billion up to $2 billion Above $2 billion	1.000% 0.975% 0.950% 0.925% 0.900%

Effective August 1, 2022 through November 30, 2023, PACE Intermediate Fixed Income Investments lowered its expense cap so that the Portfolio's ordinary total operating expenses of each class (excluding borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.86% for Class A, and 0.61% for both Class Y and Class P. In addition, effective August 1, 2022 through November 30, 2023, PACE Alternative Strategies Investments lowered its expense cap so that the Portfolio's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.83% for Class A, and 1.58% for both Class Y and Class P.

PACE Select Advisors Trust

Notes to financial statements

At the recommendation of UBS AM, the Trust's Board has terminated BlackRock Financial Management, Inc. as subadvisor to PACE Intermediate Fixed Income Investments and BlackRock International Limited as sub-sub-advisor to that Portfolio, effective as of the close of business on August 12, 2022. In addition, at the recommendation of UBS AM, the Board has appointed Brown Brothers Harriman & Co., through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department ("BBH"), to serve as a new subadvisor to the Portfolio effective as of the close of business on August 12, 2022.

At the recommendation of UBS AM, the Board has appointed BBH to serve as a new subadvisor to PACE Strategic Fixed Income Investments. BBH assumed investment advisory responsibility with respect to a separate portion of the Portfolio of investments effective as of the close of business on August 12, 2022.

At the recommendation of UBS AM, the Trust's Board has terminated First Quadrant L.P. as a subadvisor to PACE Alternative Strategies Investments, effective as of the close of business on September 21, 2022.

PACE Select Advisors Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
PACE Select Advisors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of PACE Select Advisors Trust (the "Trust"), (comprising UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (collectively referred to as the "Funds")), including the portfolios of investments, as of July 31, 2022, and the related statements of operations and cash flows (for PACE International Equity Investments) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising PACE Select Advisors Trust at July 31, 2022, the results of their operations and cash flows (for PACE International Equity Investments) for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
September 29, 2022

PACE Select Advisors Trust

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividends received deduction	Long-term capital gain	Foreign tax credit
PACE Intermediate Fixed Income Investments	$—	$4,524,155	$—
PACE Strategic Fixed Income Investments	—	5,727,292	—
PACE Municipal Fixed Income Investments	—	938,213	—
PACE Global Fixed Income Investments	—	5,344,290	—
PACE High Yield Investments	1,235	—	—
PACE Large Co Value Equity Investments	26,379,885	138,164,102	—
PACE Large Co Growth Equity Investments	3,495,750	227,835,006	—
PACE Small/Medium Co Value Equity Investments	3,987,809	44,641,171	—
PACE Small/Medium Co Growth Equity Investments	1,583,128	96,483,508	—
PACE International Equity Investments	—	51,095,561	2,533,393
PACE International Emerging Markets Equity Investments	28,209	28,410,389	1,185,406
PACE Global Real Estate Securities Investments	40,971	—	—
PACE Alternative Strategies Investments	—	2,445,348	—

Also, for the fiscal year ended July 31, 2022, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $22,691,645 and $7,518,721, respectively.

For the taxable year ended July 31, 2022, the Portfolios designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders

Maximum amount considered qualified dividend income
PACE High Yield Investments	$1,207
PACE Large Co Value Equity Investments	29,892,672
PACE Large Co Growth Equity Investments	3,828,078
PACE Small/Medium Co Value Equity Investments	8,143,779
PACE Small/Medium Co Growth Equity Investments	1,736,952
PACE International Equity Investments	27,183,659
PACE International Emerging Markets Equity Investments	7,772,351
PACE Global Real Estate Securities Investments	1,124,431

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since the Funds' fiscal year end is not the calendar year end, another notification will be sent with respect to calendar year 2022. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2023. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolios, except UBS Government Money Market Investments Fund, filed their complete schedules of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORTEX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568. UBS Government Money Market Investments Fund, filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year through August 1, 2019 on Form N-Q. Effective August 1, 2019, Form N-Q is no longer required to be filed. The Portfolio's historical filings on Form N-Q are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, UBS Government Money Market Investments Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP. Investors also may find additional information about this Portfolio at the above referenced UBS Website internet address.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), PACE Select Advisors Trust (the "Trust") has adopted a liquidity risk management program (the "program") with respect to each of its series, except UBS Government Money Market Investments Fund (formerly, PACE Government Money Market Investments), which is subject to extensive liquidity requirements under a different 1940 Act rule. (Each series of the Trust subject to the program is referred to as a "Portfolio.")

UBS Asset Management (Americas) Inc. ("UBS AM") has been designated by the Trust's Board to administer the program, and UBS AM has delegated the responsibility to carry out certain functions described in the program to an internal group which is comprised of representatives of various investment and non-investment areas of the firm. Liquidity risk is defined as the risk that a Portfolio could not meet redemption requests without significant dilution of remaining shareholders' interests in that Portfolio. The program is intended to provide a framework for the assessment, management and periodic review of each Portfolio's liquidity risks, taking into consideration, as applicable, the Portfolio's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The provisions of the program shall be administered for each Portfolio in a manner that is appropriately tailored to reflect the Portfolio's particular liquidity risks. UBS AM's process of determining the degree of liquidity of a Portfolio's investments is supported by a third-party liquidity assessment vendor. In May 2022, UBS AM provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation (the "report"). The report covered the period from May 2, 2021 through May 1, 2022.UBS AM's report concluded that the program was reasonably designed to assess and manage each Portfolio's liquidity risk, including during periods of market volatility and net redemptions. UBS AM reported that the program,

PACE Select Advisors Trust

General information (unaudited)

including any applicable highly liquid investment minimum, operated adequately and has been implemented effectively to assess and manage each Portfolio's liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to a Portfolio's prospectus for more information regarding a Portfolio's exposure to liquidity risk and other risks to which an investment in a Portfolio may be subject.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

May 2022 Board Meeting
PACE Intermediate Fixed Income Investments

Brown Brothers Harriman & Co.

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 17-18, 2022, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Brown Brothers Harriman & Co. ("BBH") (the "Sub-Advisory Agreement") with respect to PACE Intermediate Fixed Income Investments (the "Portfolio"). Management discussed with the board its proposal to terminate BlackRock Financial Management, Inc. ("BlackRock") as the sole sub-advisor and to replace it with BBH. Given that BlackRock utilizes BlackRock International Limited as a sub-sub-advisor, the termination of BlackRock also would effectively terminate the provision of services with respect to the Portfolio by the sub-sub-advisor. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending BBH as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by BBH to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of BBH as a sub-advisor to the Portfolio, including its "due diligence" concerning BBH and its belief that BBH's strategy would benefit the Portfolio's alpha potential without materially impacting Portfolio-level risk. The board also received materials from BBH detailing its investment philosophy and spoke with representatives of BBH, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to BBH in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by BBH. The board noted that the proposed contractual sub-advisory fee, along with the other sub-advisory change proposed by UBS AM, would result in an increase in the annualized sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by BBH. The board also noted that, as BBH would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of BBH or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to BBH—The board was informed by management that BBH's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that BBH would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that BBH could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

May 2022 Board Meeting
PACE Strategic Fixed Income Investments

Brown Brothers Harriman & Co.

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 17-18, 2022, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Brown Brothers Harriman & Co. ("BBH") (the "Sub-Advisory Agreement") with respect to PACE Strategic Fixed Income Investments (the "Portfolio"). Management discussed with the board its proposal to reduce the current target allocation of Pacific Investment Management Company LLC and to reallocate that amount to BBH. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending BBH as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by BBH to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of BBH as a sub-advisor to the Portfolio, including its "due diligence" concerning BBH and its belief that adding BBH's strategy would provide an opportunity to increase the Portfolio's return potential. The board also received materials from BBH detailing its investment philosophy and spoke with representatives of BBH, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to BBH in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by BBH. The board noted that the proposed contractual sub-advisory fee, along with the other sub-advisory change proposed by UBS AM, would result in a net decrease in the annualized sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by BBH. The board also noted that, as BBH would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of BBH or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to BBH—The board was informed by management that BBH's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that BBH would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that BBH could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

July 2022 Board Meeting
All Portfolios

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 19-20, 2022, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios"), and, for those Portfolios with subadvisors/sub-manager(s), the subadvisory/sub-management agreements for the Portfolios. (Throughout this discussion, each subadvisor/sub-manager to a Portfolio is referred to as a "Subadvisor" and each subadvisory/sub-management agreement is referred to as a "Subadvisory Agreement.") In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM and the Portfolios' Subadvisors, as well as the management, subadvisory, administrative and distribution arrangements for the Portfolios. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, subadvisory/sub-management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Subadvisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS AM and, for those Portfolios with Subadvisor(s), subadvisory services provided by each Subadvisor during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of each Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS AM provided extensive oversight of the Subadvisors for the Portfolios and reported to the board at each regular meeting on the Subadvisors' performance and compliance with applicable requirements and made recommendations with respect to Subadvisor changes (both in terms of the allocation of Portfolio assets to Subadvisors and their hiring and termination) from time to time based on the performance of the Subadvisors and other relevant factors. The board's evaluation of the services provided by UBS AM and the Subadvisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including (i) maintaining and monitoring its own and the Portfolios' expanded compliance programs and (ii) hiring and replacing Subadvisors, monitoring current Subadvisors (including adjusting their Portfolio asset allocations) and coordinating strategies among Subadvisors to continue to optimize the implementation and effectuation of the Portfolios' investment strategies. It also was noted that the Investment Management and Administration Agreement under consideration had been approved previously by shareholders at a special meeting of shareholders of the Trust.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolios and had previously met with and received information regarding the person(s) or portfolio management team from each Subadvisor and/or UBS AM primarily responsible for the day-to-day management of each Portfolio. The board recognized that several senior personnel at UBS AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS AM on each Portfolio's performance and receives more extensive information periodically from each Subadvisor. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $290.6 billion in assets under management as of March 31, 2022 and was part of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of March 31, 2022. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Subadvisory Agreements.

Management and subadvisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for each Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered whether UBS AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of that Portfolio through a certain date (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Moreover, the board considered that, in addition to continuing to waive certain fees and/or reimbursing certain expenses as in past years, UBS AM also offered to reduce the Contractual Management Fee for six of the Portfolios (PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments and PACE International Emerging Markets Equity Investments). Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group"). The board also received from Broadridge comparative data on a supplemental expense group of subadvised peers (which may include certain of the subadvised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Portfolios, versus those accounts and the differences in the levels of services required by the Portfolios and those accounts. The board also received infor-

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

mation on fees charged to other mutual funds managed by UBS AM. The board observed that it had received certain information regarding fees, compensation from other similar funds, and economies of scale from certain Subadvisors as part of the summary of each Subadvisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Subadvisory Agreements; however, the board also observed that the compensation paid to a Subadvisor is paid by UBS AM, not by the particular Portfolio, and, accordingly, that the retention of a Subadvisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a subadvisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2022, and (b) annualized performance information for each year in the ten-year period ended April 30, 2022. The board was provided with a description of the methodology Broadridge used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS AM's emphasis on longer-term performance, such as three- and five-year periods, as well as UBS AM's statement that while management believed that the Broadridge peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Subadvisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to each Portfolio and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund cluster as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. A Subadvisor's profitability in providing services to a Portfolio was not a significant factor considered by the board, as the subadvisory fees are paid by UBS AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of UBS Government Money Market Investments Fund. The board also noted as of April 30, 2022, for those Portfolios having breakpoints, which Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS AM.

Generally, in light of UBS AM's profitability data, the Actual Management Fees, the Contractual Management Fees, the breakpoints currently in place for the Portfolios and the current assets of the Portfolios, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Other benefits to UBS AM and the Subadvisors—The board was informed by management that the Subadvisors' relationships with the Portfolios were limited to their provision of subadvisory services to these Portfolios, and that therefore, management believed that the Subadvisors and their affiliates did not receive tangible ancillary benefits as a result of the Subadvisors' relationships with the Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which also would potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Subadvisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Subadvisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Subadvisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to the "median" in the Broadridge Expense Group, Supplemental Expense Group and Broadridge Performance Universe categories. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. Broadridge information is calculated on a share class basis. References appearing below relate to Class P shares; the board also had information relevant to other share classes (e.g., Class A shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was mixed, with a number of periods being below the Performance Universe median, the reasons for which management explained to the board's satisfaction.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. The Board concluded that the amount of the difference was not sufficient so as to warrant any changes at the time.

PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Artisan Partners, LP, Pzena Investment Management, LLC and Wellington Management Company LLP, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was mixed, with a number of periods being below the Performance Universe median, the reasons for which management explained to the board's satisfaction.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. The Board concluded that the amount of the difference was not sufficient so as to warrant any changes at the time.

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Calamos Advisors LLC, Jacobs Levy Equity Management, Inc. and Riverbridge Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three- and five-year periods, but below the Performance Universe median for the one- and ten-year periods and since inception, with the one-year and since inception periods very close to the median.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below or close to the median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, depending on the comparison periods utilized in the Broadridge report.

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Huber Capital Management LLC, Kayne Anderson Rudnick Investment Management, LLC and Sapience Investments, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three-, five- and ten-year periods, but below the Performance Universe median in the one-year period and since inception, ranking in the fifth quintile of performance in the Performance Universe in the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee was at the median in the Portfolio's Expense Group, the Portfolio's Actual Management Fee was above the median in the Portfolio's Expense Group and total expenses were below the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report.

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Chautauqua Capital Management—a division of Robert W. Baird & Co. Incorporated, Los Angeles Capital Management and Equity Research, Inc. and Mondrian Investment Partners Limited ("Mondrian"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three-, five- and ten-year periods, but not since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

noted that, when compared to funds in the Supplemental Expense Group that, like the Portfolio, do not utilize affiliated subadvisors, the Portfolio's total expenses were more closely aligned to its peers.

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of ARGA Investment Management, LP, Mondrian, RWC Asset Advisors (US) LLC and William Blair Investment Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one- and three-year periods, but not for the five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee was above, Actual Management Fee was below (giving effect to expense waivers) and total expenses were near the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report.

PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Allspring Global Investments, LLC, Aviva Investors Americas LLC, DLD Asset Management, LP, First Quadrant LLC., Kettle Hill Capital Management, LLC, Magnetar Asset Management LLC, PCJ Investment Counsel Ltd. and Sirios Capital Management, L.P., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three-, five-year and ten-year periods and since inception and near the Performance Universe median for the one year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Based on discussions with the board, management proposed to voluntarily further lower the Portfolio's expense cap until November 30, 2023.

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with MFS Investment Management, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for all periods reported.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were below the median, and that total expenses were above the median.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Mortgage-Backed Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC ("PIMCO"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was near to the Performance Universe median for the three-, five- and ten-year periods, above the Performance Universe median since inception, and below the Performance Universe median for the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and total expenses were above the median, and the Actual Management Fee was at the median, for the comparison periods utilized in the Broadridge report.

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited (the latter being a sub-manager to NCRAM for Asia), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three-, five- and ten-year periods and since inception and below the Performance Universe median for the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and total expenses were above the median, and that the Actual Management Fee was below the median, for the comparison periods utilized in the Broadridge report.

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of BlackRock Financial Management, Inc. and BlackRock International Limited, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fees and total expenses were above the median and that the Actual Management Fees were below the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Based on discussions with the board, management proposed to voluntarily further lower the Portfolio's expense cap until November 30, 2023.

PACE Global Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with J.P. Morgan, the board, including the Independent Trustees, also considered the following factors:

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and total expenses were above, and that the Actual Management Fee was below, the median for the comparison periods utilized in the Broadridge report.

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Insight North America LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the five- and ten-year periods and below the Performance Universe median for the one- and three-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses, although all above the respective median, were reasonably close to the Expense Group median.

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Neuberger Berman Investment Advisers LLC and PIMCO, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three-, five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report.

UBS Government Money Market Investments Fund

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was at or slightly above the Performance Universe median for the one-year period and since inception, but slightly below the Performance Universe median for the three- five- and ten-year periods.

Management fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable under the circumstances and that each management fee and subadvisory fee, as proposed by management (some reflecting proposed reductions) after questions and/or suggestions posed by the board, continued to be appropriate under the circumstances and in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Subadvisory Agreement or Subadvisory Agreements, respectively.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisors, the Subadvisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS AM or the Subadvisors were present.

July 2022 Board Meeting
PACE Alternative Strategies Investments

Electron Capital Partners, LLC

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 19-20, 2022, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Electron Capital Partners, LLC ("Electron") (the "Sub-Advisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). Management discussed with the board its proposal to terminate two current sub- advisors and to appoint Electron as a sub-advisor to the Portfolio. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board was contemporaneously reviewing in connection with the annual reconsideration of the contracts for the portfolios at the same July 2022 meeting. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Electron as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Electron to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Electron as a sub-advisor to the Portfolio, including its "due diligence" concerning Electron and its belief that adding Electron's strategy would provide an opportunity to increase the Portfolio's return potential. The board also received materials from Electron detailing its investment philosophy and spoke with representatives of Electron, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to Electron in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Electron. The board noted that the proposed contractual sub-advisory fee, along with the other sub-advisory changes proposed by UBS AM, would result in a net increase in the annualized sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by Electron. The board also noted that, as Electron would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Electron or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Electron—The board was informed by management that Electron's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Electron would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Electron could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 81 K2 Integrity 845 Third Avenue New York, NY	Trustee and Chairman of the Board of Trustees	Since 2005 (Trustee); Since 2022 (Chairman of the Board of Trustees)

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Mr. Bernikow is a trustee of 4 investment companies (consisting of 44 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).

Richard R. Burt; 75 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a trustee of 4 investment companies (consisting of 44 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 82 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

				Mr. Garil is a trustee of 4 investment companies (consisting of 44 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 63 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005

Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Mrs. Higgins is a trustee of 7 investment companies (consisting of 47 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski***; 54	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of fund accounting—US (previously named product control and investment support) of UBS AM and/or UBS AM (US) ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson***; 44	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper*; 64	Vice President and Assistant Secretary	Since 1999 and March 2019, respectively

Mr. Kemper is a managing director (since 2006) and general counsel (2004 through May 2019 and September 2021 to present) (prior to which he was senior legal counsel (October 2019—March 2020 and April 2021 to September 2021), Interim Head of Asia Pacific Legal (2020 through March 2021) and Interim head of Compliance and Operational Risk Control (from June 2019 through September 2019) of UBS AM—Americas region. He has been assistant secretary of UBS AM—Americas region since January 2022 (prior to which he was secretary (from 2004 until January 2022) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary***; 54	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun**; 43	President	Since 2018

Mr. Lasun is an a managing director (since March 2021) (prior to which he was executive director (from 2018 until February 2021)) and head of product development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung**; 64	Vice President	Since 2016

Ms. Lung is a managing director and portfolio manager, Multi-Component Portfolios, of UBS AM—Americas region which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

Leesa Merrill*, 43	Chief Compliance Officer	Since May 2022

Ms. Merrill is a director (since 2014) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 56 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Robert Sabatino*; 49	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 56	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey*; 37	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director (since 2019) (prior to which he was a director from 2015 to 2019) and associate general counsel with UBS Business Solutions US LLC (Since 2017) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth**; 58	Vice President	Since 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM—Americas region (since 2013). Americas region, Ms. Toth is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak*; 39	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 61	Vice President and Secretary	Since 2000 and March 2019, respectively

Mr. Weller is an executive director (since 2017), deputy general counsel (since 2019) and Head of Registered Funds Legal (since 2022) (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

*  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

**  This person's business address is 787 Seventh Avenue, New York, New York 10019.

***  This person's business address is 1000 Harbor Boulevard, Weehawken, New Jersey 07036.

Trustees

Alan S. Bernikow
Chairman

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2022. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019

S003

UBS Government Money Market Investments Fund

Annual Report | July 31, 2022

UBS Government Money Market Investments Fund

September 14, 2022

Dear Shareholder,

Performance

The seven-day current yield for the UBS Government Money Market Investments Fund (the "Fund") as of July 31, 2022 was 1.09% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 5. Please remember that the PACE program fee is assessed outside the Fund at the PACE program account level. The program fee does not impact the determination of the Fund's net asset value per share.

Advisor's Comments

With the US Federal Reserve (the "Fed") aggressively raising interest rates, the yields on short-term fixed income securities moved higher during the reporting period.

We tactically adjusted the Fund's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust—UBS Government Money Market Investments Fund

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Fund. The Fund invests in a diversified portfolio of high quality money market instruments of governmental issuers and related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS Government Money Market Investments Fund

began, the Fund had a WAM of 41 days. This was 21 days at the end of the reporting period.

A number of adjustments were made to the Fund's sector and issuer positioning during the 12-month period. We significantly reduced the Fund's exposures to US Treasury obligations and repurchase agreements. Meanwhile, we meaningfully increased its position in US government and agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Sincerely,

Igor Lasun President PACE Select Advisors Trust Managing Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, UBS Government Money Market Investments Fund Managing Director, UBS Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

2

UBS Government Money Market Investments Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) on-going program fees; and (2) ongoing Fund costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2022 to July 31, 2022.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

3

UBS Government Money Market Investments Fund

Understanding your Fund's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value February 1, 2022	Ending account value July 31, 2022	Expenses paid during period[1] 02/01/22 to 07/31/22	Expense ratio during the period
Actual	$1,000.00	$1,001.20	$2.03	0.41%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.76	2.06	0.41

1  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

4

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—July 31, 2022
(unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	1.09%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	1.10
Seven-day current yield before fee waivers and/or expense reimbursements[1]	1.08
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	1.08
Weighted average maturity[2]	21 days
Portfolio composition[3]
U.S. government agency obligations	78.9%
Repurchase agreements	16.8
U.S. Treasury obligations	5.2
Liabilities in excess of other assets	(0.9)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments Fund's sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Fund's net assets as of the date indicated. The portfolio is actively managed and its composition will vary over time.

5

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2022

	Face amount	Value
U.S. government agency obligations—78.9%
Federal Farm Credit Bank
0.070%, due 08/10/22	$1,500,000	$1,500,000
0.070%, due 08/19/22	1,500,000	1,499,994
SOFR + 0.013%,
1.543%, due 01/30/23[1]	2,000,000	2,000,000
SOFR + 0.018%,
2.298%, due 07/13/23[1]	1,500,000	1,499,530
SOFR + 0.025%,
2.305%, due 12/16/22[1]	2,500,000	2,499,990
SOFR + 0.025%,
2.305%, due 08/04/23[1]	1,000,000	1,000,000
SOFR + 0.025%,
2.305%, due 08/10/23[1]	500,000	500,000
SOFR + 0.025%,
2.305%, due 08/28/23[1]	1,000,000	1,000,000
SOFR + 0.025%,
2.305%, due 09/08/23[1]	1,000,000	1,000,000
SOFR + 0.025%,
2.305%, due 09/27/23[1]	500,000	500,000
SOFR + 0.025%,
2.305%, due 10/27/23[1]	1,000,000	1,000,000
SOFR + 0.025%,
2.305%, due 11/30/23[1]	500,000	499,830
SOFR + 0.030%,
2.310%, due 10/13/23[1]	1,000,000	1,000,000
SOFR + 0.030%,
2.310%, due 10/20/23[1]	500,000	500,000
SOFR + 0.030%,
2.310%, due 10/27/23[1]	1,500,000	1,500,000
SOFR + 0.035%,
2.315%, due 04/21/23[1]	500,000	500,000
SOFR + 0.035%,
2.315%, due 04/27/23[1]	500,000	500,000
SOFR + 0.035%,
2.315%, due 06/16/23[1]	1,000,000	1,000,000

6

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2022

	Face amount	Value
U.S. government agency obligations—(continued)
SOFR + 0.040%,
2.320%, due 03/10/23[1]	$1,000,000	$1,000,000
SOFR + 0.040%,
2.320%, due 11/02/23[1]	1,000,000	1,000,000
SOFR + 0.045%,
2.325%, due 03/01/24[1]	1,000,000	1,000,000
SOFR + 0.050%,
2.330%, due 11/21/22[1]	750,000	750,000
SOFR + 0.050%,
2.330%, due 08/22/23[1]	500,000	500,000
SOFR + 0.050%,
2.330%, due 05/09/24[1]	1,000,000	1,000,000
SOFR + 0.055%,
2.335%, due 02/09/23[1]	500,000	500,000
SOFR + 0.060%,
2.340%, due 01/20/23[1]	500,000	500,000
SOFR + 0.060%,
2.340%, due 12/13/23[1]	500,000	500,000
SOFR + 0.070%,
2.350%, due 12/14/23[1]	1,000,000	1,000,000
Federal Home Loan Bank
0.210%, due 12/12/22	1,000,000	1,000,000
SOFR + 0.040%,
1.570%, due 12/30/22[1]	2,000,000	2,000,000
SOFR + 0.010%,
2.290%, due 09/06/22[1]	3,000,000	3,000,000
SOFR + 0.030%,
2.310%, due 10/25/22[1]	4,000,000	4,000,000
SOFR + 0.030%,
2.310%, due 11/29/22[1]	4,000,000	4,000,000
SOFR + 0.035%,
2.315%, due 11/25/22[1]	4,000,000	4,000,000
SOFR + 0.055%,
2.335%, due 05/24/23[1]	4,000,000	4,000,000
SOFR + 0.060%,
2.340%, due 12/15/22[1]	1,000,000	1,000,000

7

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2022

	Face amount	Value
U.S. government agency obligations—(continued)
SOFR + 0.090%,
2.370%, due 08/19/22[1]	$1,000,000	$1,000,000
Federal Home Loan Bank Discount Notes
0.980%, due 08/05/22[2]	3,000,000	2,999,673
0.998%, due 08/03/22[2]	3,000,000	2,999,834
1.085%, due 08/17/22[2]	3,000,000	2,998,553
1.130%, due 08/23/22[2]	2,500,000	2,498,274
1.137%, due 08/19/22[2]	2,000,000	1,998,863
1.190%, due 08/30/22[2]	2,500,000	2,497,603
1.190%, due 08/31/22[2]	3,000,000	2,997,025
1.190%, due 09/02/22[2]	3,000,000	2,996,827
1.310%, due 09/07/22[2]	3,000,000	2,995,961
1.350%, due 09/09/22[2]	4,000,000	3,994,150
1.380%, due 08/02/22[2]	15,000,000	14,999,425
1.380%, due 08/04/22[2]	4,000,000	3,999,540
1.400%, due 08/02/22[2]	10,000,000	9,999,611
1.400%, due 08/03/22[2]	7,000,000	6,999,456
1.460%, due 08/11/22[2]	10,000,000	9,995,944
1.480%, due 08/09/22[2]	10,000,000	9,996,711
1.495%, due 08/10/22[2]	10,000,000	9,996,262
1.520%, due 08/08/22[2]	10,000,000	9,997,044
1.540%, due 08/18/22[2]	10,000,000	9,992,728
1.550%, due 08/16/22[2]	10,000,000	9,993,542
1.550%, due 08/17/22[2]	12,000,000	11,991,733
1.590%, due 08/24/22[2]	6,400,000	6,393,499
1.600%, due 08/29/22[2]	10,000,000	9,987,556
1.680%, due 08/30/22[2]	10,000,000	9,986,467
1.740%, due 09/02/22[2]	10,000,000	9,984,533
1.800%, due 08/08/22[2]	10,000,000	9,996,500
1.810%, due 09/14/22[2]	5,000,000	4,988,939
1.830%, due 09/02/22[2]	4,000,000	3,993,493
1.840%, due 09/23/22[2]	4,000,000	3,989,164
1.870%, due 09/16/22[2]	8,000,000	7,980,884

8

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2022

	Face amount	Value
U.S. government agency obligations—(concluded)
1.900%, due 08/23/22[2]	$10,000,000	$9,988,389
1.900%, due 08/26/22[2]	10,000,000	9,986,806
1.920%, due 09/30/22[2]	3,000,000	2,990,400
1.930%, due 08/25/22[2]	5,000,000	4,993,567
2.000%, due 09/07/22[2]	5,000,000	4,989,722
2.017%, due 10/05/22[2]	4,000,000	3,985,433
2.020%, due 10/04/22[2]	4,000,000	3,985,636
2.040%, due 09/01/22[2]	10,000,000	9,982,433
2.175%, due 09/08/22[2]	5,000,000	4,988,521
2.200%, due 09/16/22[2]	10,000,000	9,971,889
2.430%, due 10/28/22[2]	3,000,000	2,982,180
2.497%, due 10/21/22[2]	4,000,000	3,977,527
2.750%, due 12/15/22[2]	2,000,000	1,979,221
Federal Home Loan Mortgage Corp.
SOFR + 0.095%,
2.375%, due 08/19/22[1]	2,000,000	2,000,000
Total U.S. government agency obligations (cost—$332,290,862)		332,290,862
U.S. Treasury obligations—5.2%
U.S. Treasury Bills
0.080%, due 08/11/22[3]	1,000,000	999,979
0.920%, due 08/04/22[3]	1,000,000	999,925
0.925%, due 08/04/22[3]	2,000,000	1,999,848
0.982%, due 08/16/22[3]	3,000,000	2,998,794
1.084%, due 08/23/22[3]	1,000,000	999,349
1.089%, due 08/23/22[3]	2,000,000	1,998,692
1.130%, due 08/30/22[3]	3,000,000	2,997,318
1.249%, due 09/06/22[3]	3,000,000	2,996,319
1.450%, due 11/03/22[3]	3,000,000	2,988,877
U.S. Treasury Notes
0.125%, due 08/31/22	1,000,000	1,000,036
1.500%, due 09/15/22	2,000,000	2,003,488
Total U.S. Treasury obligations (cost—$21,982,625)		21,982,625

9

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2022

	Face amount	Value
Repurchase agreements—16.8%
Repurchase agreement dated 07/29/22 with Fixed Income Clearing Corp.,2.250% due 08/01/22, collateralized by $746,000 U.S. Treasury Note, 2.875% due 06/15/25; (value—$746,700); proceeds: $732,137	$732,000	$732,000
Repurchase agreement dated 07/29/22 with Goldman Sachs & Co., 2.240% due 08/01/22, collateralized by $3,605,000 Federal Farm Credit Bank, 2.207% to 5.700% due 12/08/23 to 07/19/32; (value—$3,653,858), $38,353,000 Federal Home Loan Bank obligation, 0.000% due 10/28/22; (value—$38,111,376), $5,311,000 Federal National Mortgage Association obligations, 1.625% to 6.625% due 10/15/24 to 07/15/37; (value—$6,268,585) and $28,894,244 US Treasury Bond Strips, 0.000% due 11/15/2023 to 05/15/35; (value—$23,264,181); proceeds: $69,913,048	69,900,000	69,900,000
Total repurchase agreements (cost—$70,632,000)		70,632,000
Total investments (cost—$424,905,487 which approximates cost for federal income tax purposes)—100.9%		424,905,487
Liabilities in excess of other assets—(0.9)%		(3,985,407)
Net assets—100.0%		$420,920,080

10

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2022

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Fund of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$332,290,862	$—	$332,290,862
U.S. Treasury obligations	—	21,982,625	—	21,982,625
Repurchase agreements	—	70,632,000	—	70,632,000
Total	$—	$424,905,487	$—	$424,905,487

At July 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

3  Rates shown reflect yield at July 31, 2022.

Portfolio acronyms

SOFR  Secured Overnight Financing Rate

See accompanying notes to financial statements
11

UBS Government Money Market Investments Fund

Statement of assets and liabilities—July 31, 2022

Assets:
Investments at value (cost—$354,273,487)	$354,273,487
Repurchase agreements at value (cost—$70,632,000)	70,632,000
Total investments in securities, at value (cost—$424,905,487)	424,905,487
Cash	649
Receivable for fund shares sold	1,640,157
Receivable for interest and dividends	93,202
Other assets	22,890
Total assets	426,662,385
Liabilities:
Payable for investments purchased	2,000,000
Payable for fund shares redeemed	2,526,984
Dividends payable to shareholders	193,547
Payable to affiliate	84,471
Payable to custodian	1,740
Accrued expenses and other liabilities	935,563
Total liabilities	5,742,305
Net assets	$420,920,080
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$420,921,462
Distributable earnings (accumulated losses)	(1,382)
Net assets	$420,920,080
Shares outstanding	420,920,272
Net asset value	$1.00

See accompanying notes to financial statements
12

UBS Government Money Market Investments Fund

Statement of operations

For the year ended July 31, 2022
Investment income:
Interest	$1,272,196
Expenses:
Investment management and administration fees	767,110
Transfer agency and related services fees	922,618
Custody and fund accounting fees	17,063
Trustees fees	18,568
Professional services fees	81,204
Printing and shareholder report fees	67,778
Federal and state registration fees	36,608
Insurance expense	2,770
Other expenses	53,946
1,967,665
Fee waivers and/or expense reimbursements by investment manager and administrator	(1,184,375)
Net expenses	783,290
Net investment income (loss)	488,906
Net realized gain (loss)	(230)
Net increase (decrease) in net assets resulting from operations	$488,676

See accompanying notes to financial statements
13

UBS Government Money Market Investments Fund

Statement of changes in net assets

	For the years ended July 31,
	2022	2021
From operations:
Net investment income (loss)	$488,906	$29,838
Net realized gain (loss)	(230)	411
Net increase (decrease) in net assets resulting from operations	488,676	30,249
Total distributions—Class P	(488,906)	(29,838)
Net increase (decrease) in net assets from beneficial interest transactions	158,567,088	(53,750,555)
Net increase (decrease) in net assets	158,566,858	(53,750,144)
Net assets:
Beginning of year	262,353,222	316,103,366
End of year	$420,920,080	$262,353,222

See accompanying notes to financial statements
14

UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P

	Years ended July 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000[1]	0.000[1]	0.008	0.017	0.008
Net realized gain (loss)	(0.000)[1]	0.000[1]	—	0.000[1]	0.000[1]
Net increase (decrease) from operations	0.000[1]	0.000[1]	0.008	0.017	0.008
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.008)	(0.017)	(0.008)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.12%	0.01%	0.76%	1.72%	0.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.64%	0.65%	0.75%	0.90%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.26%	0.10%	0.49%	0.60%	0.60%
Net investment income (loss)	0.16%	0.01%	0.60%	1.71%	0.82%
Supplemental data:
Net assets, end of year (000's)	$420,920	$262,353	$316,103	$184,602	$188,794

1  Amount represents less than $0.0005 or $(0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

See accompanying notes to financial statements
15

UBS Government Money Market Investments Fund

Notes to financial statements

Organization and significant accounting policies

UBS Government Money Market Investments Fund (the "Fund") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Fund currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Fund. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

UBS Government Money Market Investments Fund

Notes to financial statements

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), the Fund has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Fund values its investments at amortized cost unless the Fund's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Fund's own assumptions in determining the fair value of investments.

17

UBS Government Money Market Investments Fund

Notes to financial statements

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Constant net asset value per share—The Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Fund has adopted a policy to operate as a "government money market fund" and as such the Fund is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund," the Fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Board may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received

18

UBS Government Money Market Investments Fund

Notes to financial statements

upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or the Fund's investment strategies and limitations, may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

The Fund may participate in joint repurchase agreement transactions with other Funds managed, advised or subadvised by UBS AM. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in the Fund at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

19

UBS Government Money Market Investments Fund

Notes to financial statements

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Certain impacts to public health conditions particular to the coronavirus "COVID-19" outbreak that occurred may have a significant negative impact on the operations and profitability of the issuers of the Fund's investments. The extent of the impact to the financial performance of a Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Investment management and administration fees and other transactions with affiliates

The Fund's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Fund pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets. At July 31, 2022, UBS AM is owed $90,182 from the Fund, representing investment management and administration fees.

20

UBS Government Money Market Investments Fund

Notes to financial statements

UBS AM has contractually undertaken to waive a portion of the Fund's investment management and administration fees and/or reimburse a portion of the Fund's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2020 at a level not to exceed 0.60%. For the period ended July 31, 2022, UBS AM waived $126,602 in investment management and administration fees. The Fund will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap. At July 31, 2022, UBS AM owed the Fund $5,711 in fee waivers.

At July 31, 2022, the Fund had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2023	Expires July 31, 2024	Expires July 31, 2025
$595,549	$330,288	$138,659	$126,602

No amount was repaid back to UBS AM in the past year.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on Fund drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the period ended July 31, 2022, UBS AM voluntarily reimbursed expenses of $1,057,773 which is not subject to future recoupment.

Additional information regarding compensation to affiliate of a board member

During his term of service on the Board through his retirement from the Board effective December 31, 2021, Professor Meyer Feldberg had also served as a senior advisor to Morgan Stanley, a financial services

21

UBS Government Money Market Investments Fund

Notes to financial statements

firm with which the Fund may conduct transactions, which resulted in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley did not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended July 31, 2022, the Fund did not purchase or sell certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley.

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the period ended July 31, 2022, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $367,707 of the total transfer agency and related services fees paid by the Fund to BNY Mellon.

22

UBS Government Money Market Investments Fund

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	Years ended July 31,
	2022	2021
Shares sold	472,630,160	277,990,757
Shares repurchased	(314,333,368)	(331,762,633)
Dividends reinvested	270,296	21,321
Net increase (decrease) in shares outstanding	158,567,088	(53,750,555)

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended July 31, 2022 and July 31, 2021 was ordinary income in the amount of $488,906 and $29,838, respectively.

At July 31, 2022, the components of accumulated earnings on a tax basis were undistributed ordinary income of $192,955 and accumulated realized capital and other losses of $(790), and other temporary differences of $(193,547).

There were no reclassifications arising from permanent "book/tax" differences for the fiscal year ended July 31, 2022.

23

UBS Government Money Market Investments Fund

Notes to financial statements

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. At July 31, 2022, the Fund had a short-term capital loss carryforward of $790.

ASC 740-10 "Income-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of July 31, 2022, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2022, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2022, remains subject to examination by the Internal Revenue Service and state taxing authorities.

24

UBS Government Money Market Investments Fund

Report of independent registered public
accounting firm

To the Shareholders and the Board of
Trustees of UBS Government Money Market Investments Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS Government Money Market Investments Fund (the "Fund") (one of the funds constituting PACE Select Advisors Trust), including the portfolio of investments, as of July 31, 2022 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting PACE Select Advisors Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial

25

UBS Government Money Market Investments Fund

Report of independent registered public
accounting firm

reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
September 29, 2022

26

UBS Government Money Market Investments Fund

General information (unaudited)

Monthly portfolio holdings disclosure

The Fund files its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") each month on Form N-MFP. These reports on Form N-MFP are available on the SEC's Web site at http://www.sec.gov. The Fund makes portfolio holdings information available to shareholders on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the Fund designates $488,906 of ordinary income distributions paid as qualified interest income.

27

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 19-20, 2022, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of UBS Government Money Market Investments Fund (the "Portfolio"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the management, administrative and distribution arrangements for the Portfolio. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS AM. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM

28

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

concerning the management of the Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolio. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolio and had previously met with and received information regarding the persons primarily responsible for the day-to-day management of the Portfolio. The board recognized that several senior personnel at UBS AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS AM on the Portfolio's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $290.6 billion in assets under management as of March 31, 2022 and was part of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of March 31, 2022. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

29

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangement for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered that UBS AM had entered into a fee waiver and/or expense reimbursement agreement with the Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 30, 2022 (excluding certain miscellaneous items) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Portfolio's management fees, the board also received information from UBS AM with respect to fees paid by institutional or separate accounts; however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate (a) were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS AM.

30

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

Portfolio performance—The board received and considered annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2022. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance.

The comparative Broadridge information showed that the Portfolio's performance was at or slightly above the Performance Universe median for the one-year period and since inception, but slightly below the Performance Universe median for the three-, five- and 10-year periods. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.)

Based on its review and management's explanations, the board concluded that the Portfolio's investment performance was acceptable and that the management fee as proposed by management continued to be appropriate under the circumstances and in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement.

31

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Portfolio and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund cluster as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized material economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any material economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. However, the board also noted that to the extent the Portfolio's assets increase over time, it will realize economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

In light of UBS AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the current assets of the Portfolio, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS AM's ongoing commitment to the Portfolio, the

32

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

33

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

34

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35

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Alan S. Bernikow; 81 K2 Integrity 845 Third Avenue New York, NY 10022	Trustee and Chairman of the Board of Trustees	Since 2005 (Trustee); Since 2022 (Chairman of the Board of Trustees)

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Richard R. Burt; 75 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.
Bernard H. Garil; 82 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

36

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 81 K2 Integrity 845 Third Avenue New York, NY 10022	Mr. Bernikow is a trustee of 4 investment companies (consisting of 44 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).

Richard R. Burt; 75 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Mr. Burt is a trustee of 4 investment companies (consisting of 44 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 82 6754 Casa Grande Way Delray Beach, FL 33446	Mr. Garil is a trustee of 4 investment companies (consisting of 44 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

37

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Heather R. Higgins; 63 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005

Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

38

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 63 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Mrs. Higgins is a trustee of 7 investment companies (consisting of 47 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	None

39

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski***; 54	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of fund accounting—US (previously named product control and investment support) of UBS AM and/or UBS AM (US) ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson***; 44	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

40

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper*; 64	Vice President and Assistant Secretary	Since 1999 and 2019, respectively

Mr. Kemper is a managing director (since 2006) and general counsel (2004 through May 2019 and September 2021 to present) (prior to which he was senior legal counsel (October 2019—March 2020 and April 2021 to September 2021), Interim Head of Asia Pacific Legal (from 2020 through March 2021), and Interim head of Compliance and Operational Risk Control (from June 2019 through September 2019) of UBS AM—Americas region. He has been assistant secretary of UBS AM—Americas region since January 2022 (prior to which he was secretary from 2004 until January 2022) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

41

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary***; 54	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since November 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun**; 43	President	Since 2018

Mr. Lasun is a managing director (since March 2021) (prior to which he was an executive director (from 2018 until February 2021)) and head of product development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

42

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mabel Lung**; 64	Vice President	Since 2016

Ms. Lung is a managing director and portfolio manager, Multi-Component Portfolios, of UBS AM—Americas region which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

Leesa Merrill*, 43	Chief Compliance Officer	Since May 2022

Ms. Merrill is a director (since 2014) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 56 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Robert Sabatino*; 49	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

43

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 56	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey*; 37	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director (since 2019) (prior to which he was a director from 2015 to 2019) and associate general counsel with UBS Business Solutions US LLC (Since 2017) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth**; 58	Vice President	Since 2016

Ms. Toth is an executive director and portfolio manager in the Multi- Manager Solutions team of UBS AM—Americas region (since 2013). Ms. Toth is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

44

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
David Walczak*; 39	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 61	Vice President and Secretary	Since 2000 and 2019, respectively

Mr. Weller is an executive director (since 2017), deputy general counsel (since 2019) and Head of Registered Funds Legal (since 2022) (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

  1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

  *  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

  **  This person's business address is 787 Seventh Avenue, New York, New York 10019.

  ***  This person's business address is 1000 Harbor Boulevard, Weehawken, New Jersey 07036

45

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46

Trustees

Alan S. Bernikow
Chairman

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2022. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019

S026

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended July 31, 2022 and July 31, 2021, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $1,013,104 and $1,048,748, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended July 31, 2022 and July 31, 2021, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $42,826 and $42,826, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2022 and 2021 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended July 31, 2022 and July 31, 2021, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $267,543 and $283,703, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended July 31, 2022 and July 31, 2021, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund's independent auditors and the Fund's Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

_______________

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) UBS AM and (c) any entity controlling, controlled by, or under common control with UBS AM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2022 and July 31, 2021 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2022 and July 31, 2021 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2022 and July 31, 2021 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2022 and July 31, 2021 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2022 and July 31, 2021 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2022 and July 31, 2021 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended July 31, 2022, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended July 31, 2022 and July 31, 2021, the aggregate fees billed by E&Y of $841,309 and $511,269, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services (or provided during the relevant fiscal period) to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2022	2021
Covered Services	$310,369	$326,529
Non-Covered Services	$530,940	$184,740

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable to the registrant.

(j)	Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant – Not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	October 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	October 11, 2022

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	October 11, 2022